UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________________________

SCHEDULE 14A

____________________________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Greenrose Acquisition Corp.
(Name of Registrant as Specified in Its Charter)

__________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☐	No fee required.
☒	Fee computed on table below per Exchange Act Rules 13A-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)

Proposed maximum aggregate value of transaction: We have included the consideration paid in cash and securities in each of the Operating Companies for the Business Combinations in cash and securities to each of the Operating Companies, including the acquisitions of Theraplant and True Harvest.

	(5)	Total fee paid: $37,050

☒	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

GREENROSE ACQUISITION CORP.

111 Broadway
Amityville, NY 11701

To the Stockholders of Greenrose Acquisition Corp.:

We cordially invite you to attend a special meeting (the “Special Meeting”) in lieu of the 2021 annual meeting of the stockholders of Greenrose Acquisition Corp. (“we,” “us,” “our,” “Greenrose,” or the “Company”). Due to the public health impact of the coronavirus (COVID-19) pandemic and the related protocols federal, state and local governments have imposed, as well as to support the health and well-being of our officers, stockholders and community, the Special Meeting will be held in a virtual format only. You will not be able to attend the Special Meeting in person. The access information for the virtual Special Meeting is as follows:

Webcast Access: www.virtualshareholdermeeting.com/GNRS2021SM

On March 12, 2021, the Company, GNRS CT Merger Sub, LLC, a Connecticut limited liability company and a wholly-owned subsidiary of the Company (“TPT Merger Sub”), Theraplant, LLC, a Connecticut limited liability company (“Theraplant”), acting by and through its Steering Committee, and Shareholder Representative Services LLC, a Colorado limited liability company, solely in its capacity as the representative for Theraplant’s selling securityholders (the “TPT Representative”), entered into an Agreement and Plan of Merger (as it may be amended from time to time, the “Theraplant Merger Agreement”), which provides for, among other things, the merger of TPT Merger Sub with and into Theraplant, with Theraplant continuing as the surviving entity and a wholly-owned subsidiary of the Company (the “Theraplant Merger,” and, together with the other transactions contemplated by the Theraplant Merger Agreement, the “Theraplant Business Combination”).

On March 12, 2021, the Company, True Harvest Holdings, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company (“TH Buyer”), and True Harvest, LLC, an Arizona limited liability company (“True Harvest”), entered into an Asset Purchase Agreement (as it may be amended from time to time, the “Asset Purchase Agreement”), which provides for, among other things, the purchase of substantially all of True Harvest’s assets and the assumption of certain of True Harvest’s liabilities by TH Buyer (the “TH Acquisition,” and, together with the other transactions contemplated by the Asset Purchase Agreement, the “True Harvest Business Combination”).

On March 12, 2021, the Company, GNRS NV Merger Sub, Inc., a Nevada corporation and a wholly-owned subsidiary of the Company (“GS Merger Sub”), Shango Holdings Inc., a Nevada corporation (“Shango”), and Gary Rexroad, solely in his capacity as the representative of Shango’s selling securityholders (the “Shango Representative”), entered into an Agreement and Plan of Merger (as it may be amended from time to time, the “Shango Merger Agreement”), which provides for, among other things, the merger of GS Merger Sub with and into Shango, with Shango continuing as the surviving entity and a wholly-owned subsidiary of the Company (the “Shango Merger,” and, together with the other transactions contemplated by the Shango Merger Agreement, the “Shango Business Combination”).

On March 12, 2021, the Company, Futureworks Holdings, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company (“FW Merger Sub”), and Futureworks LLC, a Colorado limited liability company (“Futureworks”), entered into an Agreement and Plan of Merger (as it may be amended from time to time, the “Futureworks Merger Agreement”), which provides for, among other things, the merger of Futureworks with and into FW Merger Sub, with FW Merger Sub continuing as the surviving entity and a wholly-owned subsidiary of the Company (the “Futureworks Merger,” and, together with the other transactions contemplated by the Futureworks Merger Agreement, the “Futureworks Business Combination”).

We refer to the Theraplant Business Combination and True Harvest Business Combination collectively as the “Qualified Business Combinations.” We refer to the Theraplant Merger Agreement and the Asset Purchase Agreement, each as amended to date, collectively as the “Business Combination Agreements” in the accompanying proxy statement. Based upon the expected time frame for the regulatory approval for the acquisitions of Shango and Futureworks from applicable state regulators, we expect those acquisitions to close subsequent to the Qualified Business Combinations being proposed on within this Proxy. At the Special Meeting, stockholders are asked to approve, among other things, the Qualified Business Combinations Proposal, enabling Greenrose to transition to an operating Company. The Qualified Business Combinations are the Theraplant Business Combination and True Harvest Business Combination. All four (4) acquisitions will be referred to herein collectively as “Business Combinations”.

In addition, Greenrose expects to enter into a loan agreement with certain institutional accredited investors (the “PIPE Investors”), pursuant to which the PIPE Investors have agreed to: debt securities of Greenrose in an aggregate amount of $78,100,000 of senior secured debt, net of $3,124,000 of original issue discount (collectively, the “PIPE Financing”). The purpose of the PIPE Financing is to ensure that Greenrose has sufficient funds to complete the Business Combinations and sufficient capital for use by the Post-Combinations Company following the closing. At the Special Meeting, Company stockholders will be asked to consider and vote upon the following proposals:

•        Proposal No. 1 — The Extension Amendment Proposal — to consider and vote upon a proposal (the “Extension Amendment Proposal”) to amend the Company’s amended and restated certificate of incorporation to extend the date by which the Company has to consummate a business combination (the “Extension”) from October 13, 2021 (or, November 13, 2021 if the Sponsor exercises an additional one month extension on behalf the Company) to November 30, 2021 (the “Extended Date”); a copy of the proposed amendment to the Company’s amended and restated certificate of incorporation to effectuate the Extension is attached to the accompanying proxy statement as Annex A;

•        Proposal No. 2 — The Qualified Business Combinations Proposal — to consider and vote upon a proposal (the “Qualified Business Combinations Proposal”) to approve the Qualified Business Combinations; copies of the Theraplant Merger Agreement, Asset Purchase Agreement, Theraplant Amendment No. 1, and True Harvest Amendment No. 1 are attached to the accompanying proxy statement as Annex B, Annex C, Annex D and Annex E, respectively;

•        Proposal No. 3 — The Charter Proposals — to consider and vote upon separate proposals (collectively, the “Charter Proposals”) to amend and restate Greenrose’s existing Amended and Restated Certificate of Incorporation with a Second Amended and Restated Certificate of Incorporation in the form attached to the accompanying proxy statement as Annex F (the “Proposed Charter”) which would, among other things:

•        increase the number of shares of Common Stock, par value $0.0001 per share, that Greenrose is authorized to issue from 70,000,000 to 150,000,000 — we refer to this proposal as “Proposal 3A” or the “Share Increase Proposal”;

•        include a provision to allow for the redemption of Greenrose Common Stock from stockholders who are deemed “Unsuitable Persons” according to applicable regulations, such that Greenrose would be ineligible to obtain or maintain a cannabis license — we refer to this proposal as “Proposal 3B” or the “Unsuitable Person Redemption Proposal”;

•        change the stockholder vote required to amend certain provisions contained in the Proposed Charter from 65% to 50% — we refer to this proposal as “Proposal 3C” or the “Transition to Operating Company Charter Amendment Proposal”; and

•        change the name of the Company from “Greenrose Acquisition Corp.” to “The Greenrose Holding Company Inc.” — we refer to this proposal as “Proposal 3D” or the “Name Change Proposal”;

•        Proposal No. 4 — The Accountant Proposal — to consider and vote upon a proposal (the Accountant Proposal”) to ratify the change of the Company’s independent registered public accounting firm from Marcum LLP to Macias Gini & O’Connell, LLP (“MGO”) for the fiscal year ending December 31, 2021;

•        Proposal No. 5 — The Director Election Proposal — to consider and vote upon a proposal (the “Director Election Proposal”) to re-elect two Class A Directors, Steven Cummings and John Falcon, to serve as members of the Company’s board of directors for three-year terms expiring at the Company’s 2024 annual meeting of stockholders, or upon their earlier resignation or removal;

•        Proposal No. 6 — The Incentive Plan Proposal — to consider and vote upon a proposal (the “Incentive Plan Proposal”) to approve and adopt the Company’s 2021 Equity Incentive Plan, a copy of which is attached the accompanying proxy statement as Annex G (the “Incentive Plan”), including with respect to the authorization of the initial share reserve under the Incentive Plan and the number of shares that may be issued pursuant to the exercise of incentive stock options granted; and

•        Proposal No. 7 — The Adjournment Proposal — to consider and vote upon a proposal (the “Adjournment Proposal”) to adjourn the Special Meeting to a later date or dates, if necessary (i) to ensure that any supplement or amendment to the accompanying proxy statement that the Board has determined in good faith is required by applicable law to be disclosed to the Company stockholders and for such supplement or amendment to be promptly disseminated to Company stockholders prior to the Special Meeting, (ii) if, as of the time for which the Special Meeting is originally scheduled, there are insufficient shares of Common Stock represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Special Meeting or (iii) to permit further solicitation and vote of proxies if there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, the Business Combinations Proposal, the Charter Proposals, the Accountant Proposal, the Director Election Proposal or the Incentive Plan Proposal.

Each of these proposals is more fully described in the accompanying proxy statement, which each stockholder is encouraged to read carefully. We are providing the accompanying proxy statement and accompanying proxy card to our stockholders in connection with the solicitation of proxies to be voted at the Special Meeting (including following any adjournments or postponements of the Special Meeting). Information about the Special Meeting, the Qualified Business Combinations and other related business to be considered by the Company’s stockholders at the Special Meeting is included in the accompanying proxy statement.

Whether or not you plan to attend the Special Meeting, we urge all Company stockholders to read the accompanying proxy statement, including the Annexes and the accompanying financial statements of the Company, Theraplant and True Harvest, carefully and in their entirety. In particular, we urge you to read carefully the section entitled “Risk Factors” beginning on page 35 of the accompanying proxy statement.

Our Board has unanimously approved each of the Business Combination Agreements and each of the Business Combinations. After careful consideration, our Board has determined that each of the Extension Amendment Proposal, the Qualified Business Combinations Proposal, the Charter Proposals, the Accountant Proposal, the election of the two nominees to serve as Class A Directors, the Incentive Plan Proposal and the Adjournment Proposal is fair to and in the best interests of the Company and our stockholders and unanimously recommends that our stockholders vote “FOR” or give instructions to vote “FOR” each of the proposals presented at the Special Meeting and to vote “FOR” or give instructions to vote “FOR” each of the director nominees in the Director Election Proposal. When you consider the Board’s recommendation of these proposals, you should keep in mind that our directors and officers have interests in the Business Combinations that may be in addition to or conflict with your interests as a stockholder. Please see the section entitled “Proposal No. 2 — The Qualified Business Combinations — Interests of Certain Persons in the Business Combinations” for additional information.

The Closing of the Business Combinations is conditioned on approval of the Business Combinations Proposal, the Charter Proposals, the Director Election Proposal and the Incentive Plan Proposal. If any of these proposals are not approved, and the applicable closing condition in each Business Combination Agreement is not waived, we will not be able to complete the Business Combinations.

Your vote is very important.    Whether or not you plan to attend the Special Meeting, please vote as soon as possible by following the instructions in the accompanying proxy statement to make sure that your shares are represented at the Special Meeting. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Special Meeting.

If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted “FOR” each of the proposals presented at the Special Meeting. If you fail to return your proxy card or fail to instruct your bank, broker or other nominee how to vote, and do not attend the Special Meeting in person, the effect will be that your shares will not be counted for purposes of determining whether a quorum is present at the Special Meeting. If you are a stockholder of record and you attend the Special Meeting and wish to vote in person, you may withdraw your proxy and vote in person.

On behalf of our Board, I would like to thank you for your participation and look forward to your continued support of Greenrose Acquisition Corp.

Sincerely,
October 5, 2021
/s/ William F. Harley III
William F. Harley III
Chief Executive Officer

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE TRANSACTIONS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT, PASSED UPON THE MERITS OR FAIRNESS OF THE BUSINESS COMBINATIONS OR RELATED TRANSACTIONS OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THE ACCOMPANYING PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY CONSTITUTES A CRIMINAL OFFENSE.

GREENROSE ACQUISITION CORP.

111 Broadway

Amityville, NY 11701

NOTICE OF SPECIAL MEETING IN LIEU OF 2021 ANNUAL MEETING OF
STOCKHOLDERS OF GREENROSE ACQUISITION CORP.
TO BE HELD OCTOBER 27, 2021

To the Stockholders of Greenrose Acquisition Corp.:

NOTICE IS HEREBY GIVEN that a special meeting (the “Special Meeting” in lieu of the 2021 annual meeting of the stockholders of Greenrose Acquisition Corp., a Delaware corporation (“Greenrose” or the “Company”), which, in light of public health concerns regarding the coronavirus (COVID-19) pandemic, will be held via live webcast at https://www.virtualshareholdermeeting.com/GNRS2021SM on October 27, 2021, at 9:00 a.m. Eastern Time (the “Special Meeting”). The Special Meeting can be accessed by visiting https://www.virtualshareholdermeeting.com/GNRS2021SM, where you will be able to listen to the meeting live and vote during the meeting. Please note that you will only be able to access the Special Meeting by means of remote communication.

You are cordially invited to attend the Special Meeting to conduct the following items of business:

•        Proposal No. 1 — The Extension Amendment Proposal — to consider and vote upon a proposal (the “Extension Amendment Proposal”) to amend the Company’s amended and restated certificate of incorporation to extend the date by which the Company has to consummate a business combination (the “Extension”) from October 13, 2021 (or, November 13, 2021 if the Sponsor exercises an additional one month extension on behalf the Company) to November 30, 2021 (the “Extended Date”); a copy of the proposed amendment to the Company’s amended and restated certificate of incorporation to effectuate the Extension is attached to the accompanying proxy statement as Annex A;

•        Proposal No. 2 — The Qualified Business Combinations Proposal — to consider and vote upon a proposal (the “Qualified Business Combinations Proposal”) to approve the following two (2) Business Combination Agreements and the transactions contemplated thereby (collectively, the “Qualified Business Combinations”):

•        the Agreement and Plan of Merger by and among Greenrose, GNRS CT Merger Sub, LLC, Theraplant, LLC acting by and through its Steering Committee and Shareholder Representative Services LLC, solely in its capacity as representative of the Theraplant, LLC selling securityholders, dated as of March 12, 2021 (the “Theraplant Merger Agreement” or the “Theraplant Business Combination Agreement”) and Theraplant Amendment No.1 dated as of August 10, 2021 (“Theraplant Amendment No.1”), copies of which are attached are attached to the accompanying proxy statement as Annex B and Annex D, respectively, and;

•        the Asset Purchase Agreement by and among Greenrose, True Harvest Holdings, Inc. and True Harvest, LLC dated as of March 12, 2021 (the “Asset Purchase Agreement” or the “True Harvest Business Combination Agreement”) and True Harvest Amendment No.1 dated as of July 2, 2021; copies of which are attached are attached to the accompanying proxy statement as Annex C and Annex E, respectively.

•        Proposal No. 3 — The Charter Proposals — to consider and vote upon separate proposals (collectively, the “Charter Proposals”) itemized below as Proposals 3A-3D, to amend and restate Greenrose’s existing Amended and Restated Certificate of Incorporation with a Second Amended and Restated Certificate of Incorporation in the form attached to the accompanying proxy statement as Annex F (the “Proposed Charter”) which amendments would:

•        increase the number of shares of Common Stock, par value $0.0001 per share, that Greenrose is authorized to issue from 70,000,000 to 150,000,000 — we refer to this proposal as “Proposal 3A” or the “Share Increase Proposal”;

•        include a provision to allow for the redemption of Greenrose Common Stock from stockholders who are deemed “Unsuitable Persons” according to applicable regulations, such that Greenrose would be ineligible to obtain a cannabis license — we refer to this proposal as “Proposal 3B” or the “Unsuitable Person Redemption Proposal”;

•        change the stockholder vote required to amend certain provisions contained in the Proposed Charter relating to Greenrose’s transition to an operating Company upon completion of the Qualified Business Combination — we refer to this proposal as “Proposal 3C” or the “Transition to Operating Company Charter Amendment Proposal”; and

•        change the name of the Company from “Greenrose Acquisition Corp.” to “The Greenrose Holding Company Inc.” — we refer to this proposal as “Proposal 3D” or the “Name Change Proposal”;

•        Proposal No. 4 — The Accountant Proposal — to consider and vote upon a proposal (the “Accountant Proposal”) to ratify the change of the Company’s independent registered public accounting firm from Marcum LLP to Macias Gini & O’Connell, LLP (“MGO”) for the fiscal year ending December 31, 2021;

•        Proposal No. 5 — The Director Election Proposal — to consider and vote upon a proposal (the “Director Election Proposal”) to re-elect two Class A Directors, Steven Cummings and John Falcon, to serve as members of the Company’s board of directors for three-year terms expiring at the Company’s 2024 annual meeting of stockholders, or upon their earlier resignation or removal;

•        Proposal No. 6 — The Incentive Plan Proposal — to consider and vote upon a proposal (the “Incentive Plan Proposal”) to approve and adopt the Greenrose 2021 Equity Incentive Plan, a copy of which is attached to the accompanying proxy statement as Annex G (the “Incentive Plan”), including with respect to the authorization of the initial share reserve under the Incentive Plan and the number of shares that may be issued pursuant to the exercise of incentive stock options granted; and

•        Proposal No. 7 — The Adjournment Proposal — to consider and vote upon a proposal to adjourn the Special Meeting to a later date or dates, if necessary (i) to ensure that any supplement or amendment to the accompanying proxy statement that the Board has determined in good faith is required by applicable law to be disclosed to the Company stockholders and for such supplement or amendment to be promptly disseminated to Company stockholders prior to the Special Meeting, (ii) if, as of the time for which the Special Meeting is originally scheduled, there are insufficient shares of Common Stock represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Special Meeting or (iii) to permit further solicitation and vote of proxies if there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, the Business Combinations Proposal, the Charter Proposals, the Accountant Proposal, the Director Election Proposal or the Incentive Plan Proposal.

We will also transact any other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

Each of these proposals is more fully described in the accompanying proxy statement, which each stockholder is encouraged to read carefully. We are providing the accompanying proxy statement and accompanying proxy card to our stockholders in connection with the solicitation of proxies to be voted at the Special Meeting (including following any adjournments or postponements of the Special Meeting). Information about the Special Meeting, the Business Combinations and other related business to be considered by the Company’s stockholders at the Special Meeting is included in the accompanying proxy statement.

After careful consideration, our Board has determined that each of the Extension Amendment Proposal, the Qualified Business Combinations Proposal, the Charter Proposals, the Accountant Proposal, the Director Election Proposal, the Incentive Plan Proposal and the Adjournment Proposal is fair to and in the best interests of the Company and our stockholders and unanimously recommends that our stockholders vote “FOR” or give instructions to vote “FOR” each of the proposals presented at the Special Meeting and to vote “FOR” or give instructions to vote “FOR” each of the director nominees in the Director Election Proposal. When you consider the Board’s recommendation of these proposals, you should keep in mind that our directors and officers have interests in the Qualified Business Combinations that may be in addition to or conflict with your interests as a stockholder. Please see the section entitled “Proposal No. 2 — The Qualified Business Combinations — Interests of Certain Persons in the Business Combinations” for additional information.

Whether or not you plan to attend the Special Meeting, we urge all Company stockholders to read the accompanying proxy statement, including the Annexes and the accompanying financial statements of the Company, Theraplant and True Harvest, carefully and in their entirety. In particular, we urge you to read carefully the section entitled “Risk Factors” beginning on page 35 of the accompanying proxy statement.

The record date for the Special Meeting is September 23, 2021. Only stockholders of record at the close of business on that date may vote at the Special Meeting or any adjournment thereof. A complete list of our stockholders of record entitled to vote at the Special Meeting will be available for 10 days before the Special Meeting at our principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the Special Meeting.

A majority of the issued and outstanding shares of the Company’s Common Stock entitled to vote as of the record date at the Special Meeting must be present, in person or represented by proxy, at the Special Meeting to constitute a quorum and in order to conduct business at the Special Meeting.

Approval of the Extension Amendment Proposal requires the affirmative vote of at least 65% of the shares of Company Common Stock outstanding on the record date.

Approval of (i) the Qualified Business Combinations Proposal, (ii) the Accountant Proposal, (iii) the Equity Incentive Proposal and (iv) the Adjournment Proposal requires the affirmative vote of a majority of the outstanding shares of Common Stock represented in person or by proxy and entitled to vote at the Special Meeting.

Approval of (i) the Share Increase Proposal, (ii) the Unsuitable Person Redemption Proposal, (iii) the Transition to Operating Company Charter Amendment Proposal and (iv) the Name Change Proposal require the affirmative vote of at least a majority of the shares of Company Common Stock outstanding on the record date.

Members of our board of directors are elected by a plurality of all of the votes cast by holders of shares of our Common Stock represented in person or by proxy and entitled to vote thereon at the Special Meeting. Accordingly, as this is an uncontested election, the director nominees will be elected at the Special Meeting if they receive at least one vote. Stockholders may not cumulate their votes with respect to the election of directors. Assuming a valid quorum is established, abstentions and broker non-votes will have no effect on the election of directors.

If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted “FOR” each of the proposals presented at the Special Meeting. If you fail to return your proxy card or fail to instruct your bank, broker or other nominee how to vote, and do not attend the Special Meeting, the effect will be that your shares will not be counted for purposes of determining whether a quorum is present at the Special Meeting. If you are a stockholder of record and you attend the Special Meeting, you may withdraw any previously submitted proxy and vote at the Special Meeting.

We refer to the Extension Amendment Proposal, the Qualified Business Combinations Proposal, the Charter Proposals, the Accountant Proposal, the Director Election Proposal, the Incentive Plan Proposal and the Adjournment Proposal collectively as the “Transaction Proposals” in the accompanying proxy statement. We refer to the Theraplant and True Harvest Business Combinations as the “Qualified Business Combinations.” Based upon the expected time frame for the regulatory approval of each of the Business Combinations from applicable state regulators, the Qualified Business Combination will consist of the Theraplant Business Combination and the True Harvest Business Combination.

Pursuant to our existing organizational documents, we are providing the holders of our shares of Common Stock originally sold as part of the units issued in our initial public offering (the “IPO”) (such shares, the “public shares” and such holders, the “public shareholders”) with the opportunity to have their public shares redeemed at a per-share price, payable in cash, equal to the aggregate amount then on deposit in our Trust Account as of two Business Days prior to the consummation of the Qualified Business Combination, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding shares of our Common Stock included as part of the units sold in the IPO, subject to the limitations described in the accompanying proxy statement. The per-share amount we will distribute to investors who properly redeem their shares will not be reduced by the deferred underwriting commissions we will pay to the underwriters. For illustrative purposes, based on the fair value of marketable securities held in our Trust Account as of September 13, 2021 of $174,507,104, the estimated per share redemption price would have been approximately $10.12.

Public shareholders may elect to redeem their public shares even if they vote for the Qualified Business Combinations Proposal and the other Transaction Proposals. There will be no redemption rights with respect to the shares, including the “Founder’s Shares” or warrants issued to Greenrose Associates LLC (our “Sponsor”) or Imperial Capital, LLC (our “Underwriter”), issued in private placements prior to or contemporaneous with the closing of our IPO. Each of our Sponsor and our Underwriter have entered into a letter agreement (collectively, the “IPO letter agreements”) with us pursuant to which our Sponsor and our Underwriter have agreed to waive their redemption rights with respect to their shares and any public shares our Sponsor or our Underwriter may have acquired after our IPO in connection with the completion of a Qualified Business Combination.

We will pay the redemption price to public shareholders who properly exercise their redemption rights promptly following the closing of the Qualified Business Combination. The closing of the Qualified Business Combination is subject to the satisfaction of a number of conditions. As a result, there may be a significant delay between the deadline for exercising redemption requests prior to the Special Meeting and payment of the redemption price.

Pursuant to the terms of the Qualified Business Combination Agreements, the Closing of the Qualified Business Combinations is conditioned on, among other things, the approval of the Transaction Proposals, other than the Extension Amendment Proposal and the Adjournment Proposal, at the Special Meeting. Additionally, our Sponsor, which holds approximately 20.7% of our outstanding shares of Common Stock entitled to vote, has agreed to vote any shares of Common Stock owned by it in favor of the Transaction Proposals.

We urge you to read the proxy statement accompanying this notice (including the annexes thereto) carefully for a more complete description of the Business Combinations and related transactions and each of the Transaction Proposals. If you have any questions or need assistance voting your shares, please call our proxy solicitor, MacKenzie Partners, Inc. at 800-322-2885 (banks and brokers call collect at 212-929-5500) or email at proxy@mackenziepartners.com.

By Order of the Board of Directors
William F. Harley III
Chief Executive Officer and Director
Amityville, NY
October 5, 2021

The accompanying proxy statement is dated October 5, 2021 and is expected to be first mailed to Company stockholders on or about October 5, 2021.

i

ANNEXES

ADDITIONAL INFORMATION

This document incorporates important business and financial information about Greenrose from documents that it has filed with the United States Securities and Exchange Commission (“SEC”) but that have not been included in or delivered with this document. You can obtain such documents free of charge through the SEC’s website (www.sec.gov). In addition, you can request Greenrose’s documents in writing or by telephone at the following address:

Greenrose Acquisition Corp.
111 Broadway
Amityville, NY 11701
(516) 346-5270

Greenrose’s corporate website address is www.greenrosecorp.com. Greenrose’s website and the information contained on, or that can be accessed through, the website is not deemed to be incorporated by reference in, and is not considered part of this proxy statement. Information on the websites of Greenrose or any of the Target Businesses is not part of this document. You should not rely on that information in deciding how to vote. Information contained in this document regarding Greenrose has been provided by Greenrose and information contained in this document regarding any of the Target Businesses has been provided by such Target Business.

If you would like to request any documents from Greenrose, please do so by October 13, 2021 in order to receive them before the Special Meeting.

You should rely only on information contained in or incorporated by reference into this document. No one has been authorized to provide you with information that is different from the information contained in or incorporated by reference into this document. This document is dated October 5, 2021. You should not assume that the information contained in, or incorporated by reference into, this document is accurate as of any date other than that date. Neither our mailing of this document to Greenrose stockholders, nor the issuance of equity by Greenrose, if any, in connection with certain Business Combinations, subsequent to that date will create any implication to the contrary.

For a list of documents incorporated by reference into this document, please see “Where You Can Find Additional Information; Incorporation by Reference” beginning on page 231.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. However, because the Company is a “blank check” company, the safe-harbor provisions of that act do not apply to statements made in this proxy statement.

Our forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. Statements that are not historical facts, including statements about the Business Combinations. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.

The forward-looking statements contained in this proxy statement and the documents incorporated by reference herein are based on our current expectations and beliefs concerning future developments and their potential effects on us taking into account information currently available to us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks include, but are not limited to:

•        the occurrence of any event, change or other circumstances that could result in the failure to consummate any of the Business Combinations;

•        the outcome of any legal proceedings that may be instituted against any of Greenrose, TPT Merger Sub, Theraplant, TH Buyer, True Harvest, FW Merger Sub, GS Merger Sub, Shango or Futureworks regarding any of the Business Combinations;

•        the inability to complete any of the Qualified Business Combinations due to the failure to obtain approval of the stockholders of Greenrose, to obtain financing to complete any of the Business Combinations or to satisfy other conditions to closing in the definitive agreements with respect to each of the Business Combinations;

•        changes to the proposed structure of any of the Business Combinations that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of any Business Combination;

•        the risk that the proposed Business Combinations disrupts current plans and operations of any of the Target Businesses as a result of the announcement and consummation of the Business Combinations;

•        costs related to the Business Combinations;

•        changes in applicable laws or regulations, or Federal enforcement actions against state-licensed cannabis businesses;

•        the possibility that Greenrose or any of the Target Businesses may be adversely affected by other economic, business, and/or competitive factors;

•        the risk that we may not be able to raise sufficient financing in the future, on terms acceptable to Greenrose, or at all;

•        the risk that we may not be able to retain or recruit necessary officers, key employees or directors following the Business Combinations;

•        market and operational risks to our business, including, the performance of our business and operations;

•        the risk that our public securities will be illiquid;

•        our product offerings;

•        the competitive conditions of the cannabis industry;

•        our competitive and business strategies;

•        the sufficiency of capital including our ability to obtain capital to develop our business;

•        our operations in the United States, the characterization and consequences of those operations under United States federal law and applicable State law, and the framework for the enforcement of applicable laws in the United States;

•        on-going implications of the novel coronavirus (“COVID-19”);

•        climate change risk to our future operations from natural disasters and extreme weather conditions;

•        statements relating to the business and future activities of, and developments related to, us, including such things as future business strategy, competitive strengths, goals, expansion and growth of our business, operations and plans;

•        expectations that planned acquisitions will be completed, and the expected financial results of such acquisitions;

•        our projections are subject to significant risks, assumptions, estimates and uncertainties and our projected revenues, expenses and profitability may differ materially from our expectations;

•        expectations that licenses applied for will be obtained;

•        expectations regarding future cash flows from operations;

•        the occurrence of any event, change or other circumstances that could delay the business plans;

•        the outcome of any legal proceedings that may be instituted against the targets or the Company following announcement of the proposed Business Combinations;

•        the inability to complete the Business Combinations due to the failure to obtain approval of the Business Combinations Proposal or the Charter Approval Proposal of the Company, or other conditions to Closing in the Business Combination Agreements;

•        the risk that the proposed Business Combinations disrupt current plans and operations as a result of the announcement and consummation of the transactions described herein;

•        changes in applicable laws or regulations;

•        the possibility that the Target Businesses or the Company may be adversely affected by other economic, business, and/or competitive factors;

•        changes in the regulation/competitive conditions of the cannabis industry/potential future legalization of adult-use and/or medical cannabis under U.S. federal law;

•        expectations of market size and growth in the U.S. and the states in which we operate;

•        expectations for other economic, business, financial market, political, regulatory and/or competitive factors related to us or the cannabis industry generally;

•        other events or conditions that may occur in the future; and

•        the risks described in the section entitled “Risk Factors” in this proxy statement and other risks and uncertainties as may be indicated from time to time in filings of Greenrose made with the SEC.

Should one or more of these risks or uncertainties materialize, they could cause our actual results to differ materially from the forward-looking statements. Readers are cautioned that the above list of cautionary statements is not exhaustive. A number of factors could cause actual events, performance or results to differ materially from what is projected in forward-looking statements. The purpose of forward-looking statements is to provide the reader with a description of management’s expectations, and such forward-looking statements may not be appropriate for any

v

other purpose. You should not place undue reliance on forward-looking statements contained in this proxy statement. Although we believe that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to have been correct. We are not undertaking any obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise. You should not take any statement regarding past trends or activities as a representation that the trends or activities will continue in the future. Accordingly, you should not put undue reliance on these statements in deciding how to grant your proxy or instruct how your vote should be cast on the Transaction Proposals set forth in this proxy statement. The forward-looking statements contained in this proxy statement are expressly qualified in their entirety by this cautionary statement. Potential purchasers of our securities should read this entire proxy statement, and consult their own professional advisors to ascertain and assess the income tax and legal risks and other aspects associated with holding our securities.

Forward-looking statements contained herein concerning the cannabis industry and its medical and adult-use markets and the general expectations of us concerning the industry and our business and operations are based on estimates prepared by us using data from publicly available governmental sources as well as from market research and industry analysis and on assumptions based on data and knowledge of this industry which we believe to be reasonable. However, although generally indicative of relative market positions, market shares and performance characteristics, such data is inherently imprecise. While we are not aware of any misstatement regarding any industry or government data presented herein, the cannabis industry involves risks and uncertainties that are subject to change based on various factors.

FREQUENTLY USED TERMS

Unless otherwise stated or unless the context otherwise requires, the terms “we,” “us,” “our,” “the Company,” and “Greenrose” refer to Greenrose Acquisition Corp.

In this document:

“80% of fair market value test” means the requirement in our Amended and Restated Certificate of Incorporation that any merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination involving the Company and one or more businesses or entities must together have a fair market value of at least 80% of fair market value of the assets held in the Trust Account, excluding taxes payable on the income earned on the Trust Account, at the time of the signing of the definitive agreement governing the terms of such business combination.

“Asset Purchase Agreement” or “True Harvest Business Combination Agreement” means the Asset Purchase Agreement dated as of March 12, 2021, as amended to date in the True Harvest Amendment No.1, by and among True Harvest, Greenrose and TH Buyer and substantially in the form attached to this proxy statement as Annex C and as Annex E, respectively.

“Board” or “Board of Directors” means the board of directors of Greenrose.

“Business Combinations” means, collectively, the transactions contemplated by the Business Combination Agreements.

“Closing” means the closing of the applicable Business Combination(s), as the context requires.

“Closing Date” means the date of the Closing of the Qualified Business Combinations.

“Code” means the Internal Revenue Code of 1986, as amended.

“Common Stock” means shares of Greenrose common stock, par value $0.0001.

“CSA” means the U.S. Controlled Substances Act of 1970, as amended.

“DGCL” means the Delaware General Corporation law, as amended.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“flower” means cannabis flower.

“Founder’s Shares” means the 4,312,500 shares of Common Stock issued to Sponsor in connection with the formation of Greenrose.

“Fundamental Representations” means, as to the Theraplant Merger Agreement, customary representations and warranties relating to the organization and qualification of the seller; due authorization of the seller to enter into the contemplated transaction; quantification of the capital stock of the seller; disclosure of the seller’s subsidiaries; the absence of conflicts under the seller’s charter, bylaws, or material contracts; and the absence of fees or commissions owed to brokers. In addition, as to the True Harvest Asset Purchase Agreement, “Fundamental Representations” means customary representations and warranties relating to the organization and qualification of the seller and buyer; due authorization of the seller and buyer to enter into the contemplated transaction; the absence of conflicts under the seller’s or buyer’s charter, bylaws, or material contracts; the seller’s good and valid title to the purchased assets, as well as and the absence of fees or commissions owed to brokers.

“Futureworks” means Futureworks LLC, a Colorado limited liability company, d/b/a The Health Center.

“Greenrose” means Greenrose Acquisition Corp., a Delaware corporation.

“GS Merger Sub” means GNRS NV Merger Sub, Inc., a Nevada corporation and a wholly-owned subsidiary of Greenrose.

“Incentive Plan” means the Greenrose 2021 Equity Incentive Plan, a copy of which is attached to this proxy statement as Annex G.

“IPO” means Greenrose’s initial public offering of Public Units, which closed on February 13, 2020.

“Joinder Agreement” means the Joinder Agreement entered into as of the Closing and substantially in the form attached to this proxy statement as Annex L.

“Lock-Up Agreement” means the Lock-Up Agreement entered into as of the Closing and substantially in the form attached to this proxy statement as Annex H.

“Nasdaq” means the Nasdaq Capital Market.

“Non-Competition Agreement” means the Non-Competition Agreement entered into on as of the Closing and in a form and substance approved by our Compensation Committee and ratified by our full independent Board of Directors, typical in terms and conditions for other employees in public companies in this industry and similar geographical locations.

“OTCQX” means the OTCQX tier of the OTC Market Group.

“PIPE Debt Securities” means the debt securities that are issued in the PIPE Financing.

“PIPE Financing” means the private placement expected to close concurrently with the Qualified Business Combination of approximately debt obligations of senior secured debt to separate loan agreements, to be dated the same date as the consummation of the Qualified Business Combination, between the Company and a limited number of qualified institutional buyers and accredited investors (as defined by Rule 501 of Regulation D) pursuant to Section 4(a)(2) of the Securities Act, for gross proceeds to the Company in an aggregate amount of approximately 78,100,000, net of $3,124,000 of original issue discount.

“Post-Combinations Company” means the Company after completion of one or more of the Business Combinations.

“Preferred Stock” means the shares of Preferred Stock, par value $0.0001 per share, of the Company.

“Private Units” means the units of our equity securities consisting of one share of Common Stock and one Private Warrant issued in a private placement simultaneously with the closing our IPO).

“Private Warrants” means the warrants forming a part of the Private Units, with each warrant exercisable for one share of Common Stock at an exercise price of $11.50.

“Proposed Charter” means the proposed Second Amended and Restated Certificate of Incorporation of the Company in the form attached to this proxy statement as Annex F.

“Public Units” means the units of our equity securities consisting of one share of Common Stock one Public Warrant originally issued in our IPO.

“Public Shares” means the shares of our Common Stock originally issued as part of Public Units.

“Public Warrants” means redeemable warrants sold as part of the Public Units, with each warrant exercisable for one share of Common Stock at an exercise price of $11.50.

“Qualified Business Combination” means Theraplant Business Combination and the True Harvest Business Combination meeting the 80% fair market value test as provided in Greenrose’s Amended and Restated Certificate of Incorporation.

“Qualified Business Combination Agreements” means, collectively, the Theraplant Merger Agreement and the Asset Purchase Agreement.

“Redemption” means the redemption of Public Shares in accordance with the procedures set forth in this proxy statement.

“Registration Rights Agreement” means that certain Amended and Restated Registration Rights to be entered into at the closing of the Business Combinations, by the Company, equity holders of Theraplant, our Sponsor, PIPE Investors, and THC seller, and substantially in the form attached to this proxy statement as Annex K.

“SEC” shall mean the U.S. Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended.

“Security Agreement” means the Security Agreement to be entered into at the Closing between TH Buyer, Greenrose and True Harvest, which provides True Harvest a security interest in all the assets of TH Buyer.

“Shango” means Shango Holdings, Inc., a Nevada holding corporation, which includes the operating activities of Rexroad Marquis Corporation, collectively with its affiliates on a combined consolidated basis.

“Shango Worldwide Inc.” means a holding company without operating activity.

“SOX” means the Sarbanes-Oxley Act of 2002.

“Special Meeting” means the special meeting in lieu of the 2021 annual meeting of stockholders of Greenrose that is the subject of this proxy statement and any adjournments or postponements thereof.

“Sponsor” means Greenrose Associates LLC, a New York limited liability company.

“SRS” means Shareholder Representative Services LLC, a Colorado limited liability company and the entity serving as representative for the selling securityholders under the Theraplant Merger Agreement.

“Target Business” or “Target Companies” or “Operating Companies” means Theraplant or True Harvest as applicable.

“TH Buyer” means True Harvest Holdings, Inc., a Delaware corporation and wholly-owned subsidiary of Greenrose.

“Theraplant” means Theraplant, LLC, a Connecticut limited liability company.

“Theraplant Amendment No.1” means an amendment to the Theraplant Merger Agreement as of August 10, 2021, and substantially in the form attached to this proxy statement as Annex D.

“Theraplant Merger Agreement” or “Theraplant Business Combination Agreement” means the Agreement and Plan of Merger dated as of March 12, 2021 by and among Greenrose, TPT Merger Sub, Theraplant and SRS, and substantially in the form attached to this proxy statement as Annex B and as amended in the Theraplant Amendment No.1” in Annex D.

“TH Note” means the secured promissory note in the principal amount of $25,000,000 to be issued by TH Buyer to True Harvest upon the Closing of the True Harvest Acquisition, bearing an interest rate of 8% per annum with a maturity date of three years from issuance. The TH Note is to be secured by the assets of True Harvest purchased by TH Buyer pursuant to the Security Agreement, and is guaranteed by Greenrose.

“TPT Merger Sub” means GNRS CT Merger Sub, LLC, a Connecticut limited liability company and a wholly owned subsidiary of Greenrose.

“Transaction Proposals” means collectively, the Extension Amendment Proposal, the Business Combinations Proposal, the Charter Proposals, the Accountant Proposal, the Director Election Proposal, the Incentive Plan Proposal and the Adjournment Proposal.

“Transfer Agent” means Continental Stock Transfer & Trust Company.

“True Harvest” means True Harvest, LLC, an Arizona limited liability company.

“True Harvest Amendment No.1” means an amendment to the “Asset Purchase Agreement” or “True Harvest Business Combination Agreement” as of July 2, 2021 and substantially in the form attached to this proxy statement as Annex E.

“Trust Account” means the trust account established by Greenrose which holds the proceeds from the IPO pursuant to the Trust Agreement, managed by the Trustee.

“Warrants” means, collectively, the Public Warrants and the Private Warrants.

“$,” and “U.S. dollar” each refer to the United States dollar.

SUMMARY TERM SHEET

This Summary Term Sheet and the sections entitled “Questions and Answers About the Transaction Proposals for Shareholders” and “Summary of the Proxy Statement” summarize certain information contained in this proxy statement, but do not contain all of the information that is important to you. You should carefully read this entire proxy statement, including the attached annexes, for a more complete understanding of the matters to be considered at the Special Meeting. In addition, for definitions of terms commonly used throughout this proxy statement, including in this Summary Term Sheet, see the section titled “Frequently Used Terms.”

•        Greenrose is a blank check company formed for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities.

•        Theraplant is a Connecticut state-licensed medical marijuana producer with existing operations spanning 68,000 sq. ft. and an existing production capacity of about 20,000 lbs. annually.

•        True Harvest is a cannabis producer operating one of the largest indoor cannabis facilities in Arizona.

The Qualified Business Combinations

Assuming Greenrose’s stockholders approve the Qualified Business Combinations Proposal, Greenrose intends to close on the acquisition of Theraplant and True Harvest which will enable Greenrose to complete its Qualified Business Combination in compliance with the 80% of fair market value test most expeditiously. Upon completion of the Qualified Business Combination, Greenrose anticipates completing the acquisitions of Shango and Futureworks in accordance with the terms and conditions of their respective transactional agreements promptly once all of the conditions to closing, including State and local licensure transfer regulatory approvals, have been met.

The Theraplant Merger Agreement:

•        Pursuant to the Theraplant Merger Agreement, as amended, Greenrose will acquire Theraplant for aggregate consideration of $150,000,000 consisting of $100,000,000 cash and $50,000,000 of common stock.

•        On March 12, 2021, we entered into the Theraplant Merger Agreement with TPT Merger Sub, Theraplant and SRS pursuant to which, subject to the terms and conditions contained therein, TPT Merger Sub will merge with and into Theraplant, with Theraplant continuing as the surviving entity and a wholly-owned subsidiary of Greenrose. A copy of the Theraplant Merger Agreement is attached to this proxy statement as Annex B.

•        Pursuant to the Theraplant Merger Agreement, at the effective time of the Theraplant Merger, each unit of Theraplant issued and outstanding immediately prior to the effective time will be canceled and converted into the right to receive a pro rata portion of merger consideration (without interest), as described below.

•        The aggregate merger cash consideration to be paid at the Closing to the unit holders of Theraplant will be $100,000,000 in cash, subject to customary purchase price adjustments, and an indemnity escrow as set forth in the Theraplant Merger Agreement. Additionally, $700,000 of such amount will be placed into dedicated accounts controlled by the Theraplant seller representative and the Theraplant managing members to provide a source of funds for those parties to use in administering any claims or disputes that arise post-Closing.

•        Under the Theraplant Merger Agreement, the obligations of the parties (or, in some cases, some of the parties) to consummate the Theraplant Merger are subject to the satisfaction or waiver of certain customary closing conditions of the respective parties, including, without limitation: (i) the approval and adoption of the Theraplant Merger Agreement and transactions contemplated thereby and certain other matters by the requisite vote of the Greenrose Stockholders; (ii) the approval and adoption of the Theraplant Merger Agreement and transactions contemplated thereby by Theraplant’s members owning at least 66.7% of Theraplant’s units entitled to vote; (iii) the absence of a material adverse effect since the date of the Theraplant Merger Agreement; and (iv) material compliance by the parties with their respective

x

pre-closing and closing obligations and the accuracy of each party’s representations and warranties in the Theraplant Merger Agreement, in each case subject to the certain materiality standards contained in the Theraplant Merger Agreement.

•        The Theraplant Merger Agreement may be terminated under the following customary and limited circumstances at any time prior to the Closing: (i) upon the mutual written consent of Greenrose and Theraplant; (ii) by Greenrose or Theraplant if any law or order is enacted, promulgated or issued or deemed applicable to the Theraplant Merger by any governmental authority that would make consummation of the Theraplant Merger illegal, other than federal cannabis laws; (iii) by Greenrose or Theraplant if the Closing has not occurred by October 13, 2021 (or, November 13, 2021 if the Sponsor exercises an additional one month extension on behalf the Company); (iv) by Greenrose or Theraplant if, after giving effect to the completion of the redemption and any financings undertaken by Greenrose in connection with the Closing, Greenrose shall have net tangible assets of less than $120,000,000; or (v) by Greenrose, on the one hand, or Theraplant, on the other hand, as a result of certain breaches by the counterparties to the Theraplant Merger Agreement that remain uncured after any applicable cure period; provided, in each case of clauses (i) through (v) above, that such termination right is not available to any party if such party is in breach of its representations, warranties, covenants, agreements or other obligations under the Theraplant Merger Agreement.

•        On August 10, 2021, we entered into an amendment (the “Theraplant Amendment No.1”) to the Agreement and Plan of Merger dated as of March 12, 2021, by and among Greenrose Acquisition Corp., GNRS CT Merger Sub, LLC, Theraplant, LLC (“Theraplant”) and Shareholder Representative Services LLC (the “Merger Agreement”). Theraplant Amendment No. 1 extended the drop-dead date of the Merger Agreement to November 30, 2021. Also, the Merger Agreement was amended by restating the “Aggregate Consideration” portion to mean the aggregate amount of cash consideration to be paid or issued by Parent in respect of all Company Units in the sum of $100,000,000, minus the escrow amount, the expense amount, and the Managing Member Expense amount, plus five (5) million shares of Greenrose Common Stock valued at $10.00 per share, subject to adjustment in certain circumstances. Furthermore, aggregate consideration would now include the amount equal to the difference between the Estimated Closing New Working Capital, and the Base Net Capital. The Aggregate Consideration payable in the Theraplant Merger is to include the amount released from the Escrow and Expense Fund, the amount released from the Managing Member Expense Fund, and the Stock Consideration comprised of unregistered shares of Parent Common Stock valued at $10.00 per share payable in the aggregate amount of $50,000,000.

•        Theraplant Amendment No.1 also provides that Greenrose shall bear (i) 50% of all documented accounting transaction expenses incurred by Theraplant in connection with the auditor review of the Theraplant’s 2021 first quarter financial statements and (ii) all documented legal, accounting and other transaction expenses of Theraplant incurred in connection with the Merger from and after the August 10, 2021 date of the Amendment.

The True Harvest Asset Purchase Agreement:

•        On July 2, 2021, Greenrose entered into Amendment No. 1 (the “True Harvest Amendment No. 1”) to the Asset Purchase Agreement with TH Buyer and True Harvest, pursuant to which, certain terms were amended. The initial consideration to be paid by the Company to True Harvest for the purchased assets will be increased from $50,000,000 to an aggregate of up to $56,100,000, payable as follows: (i) $21,750,000 in cash; (ii) an additional $25,000,000 evidenced by a secured promissory note with an incremental $4,700,000 issuable assuming certain revenue targets are met at Closing, with the same terms contained within the Asset Purchase Agreement; and (iii) the assumption by TH Buyer of $3,250,000 of True Harvest’s debt and up to an additional $1,400,000 of True Harvest debt assuming certain revenue targets are met at Closing. These unaudited combined condensed pro forma financial statements assume the full amount of the incremental promissory notes will be issued and debt will be assumed.

•        On March 12, 2021, we entered into the Asset Purchase Agreement with TH Buyer and True Harvest, pursuant to which, subject to the terms and conditions contained therein, TH Buyer will purchase substantially all of the assets of True Harvest and assume certain of its liabilities. A copy of the Asset Purchase Agreement is attached to this proxy statement as Annex C.

•        The initial consideration to be paid by the Company to True Harvest for the purchased assets will be $50,000,000, payable as follows: (i) $21,750,000 in cash; (ii) an additional $25,000,000 evidenced by a senior secured promissory note bearing interest at 8% per annum, which matures on the third anniversary of the Closing of the asset purchase, and which is secured by the purchased assets pursuant to the terms of a security agreement between TH Buyer and True Harvest; and (iii) the assumption by TH Buyer of $3,250,000 of True Harvest’s debt.

•        In addition to the initial payment amount, the TH Buyer may be required to pay an earnout payment to True Harvest of up to a maximum of $35,000,000 (plus interest, as described below) based on the True Harvest business attaining, within thirty-six (36) months after the Closing Date of the asset purchase, a certain price per pound of flower as compared to total flower production, irrespective of the final form in which such flower is sold. The earnout payment, if any, would be evidenced by a secured promissory note (the “Earnout Note”) which would bear interest at an annual rate of 8% per annum, would be payable in monthly installments over twenty-four (24) months after issuance and would also be secured by the purchased assets.

•        Under the Asset Purchase Agreement, the obligations of the parties (or, in some cases, some of the parties) to consummate the asset purchase are subject to the satisfaction or waiver of certain customary closing conditions of the respective parties, including, without limitation: (i) the approval and adoption of the Asset Purchase Agreement and transactions contemplated thereby and certain other matters by the requisite vote of the Greenrose Stockholders; (ii) the absence of a material adverse effect since the date of the Asset Purchase Agreement; (iii) after giving effect to the completion of the redemption and any financings undertaken by Greenrose in connection with the Closing of the True Harvest Business Combination, Greenrose shall have net tangible assets of no less than $70,000,000, and (iv) material compliance by the parties with their respective pre-closing and closing obligations and the accuracy of each party’s representations and warranties in the Asset Purchase Agreement, in each case subject to the certain materiality standards contained in the Asset Purchase Agreement.

•        The Asset Purchase Agreement may be terminated under the following customary and limited circumstances at any time prior to the Closing: (i) upon the mutual written consent of TH Buyer and True Harvest; (ii) by TH Buyer or True Harvest if there shall be any law or order enacted that makes consummation of the transactions contemplated by the Asset Purchase Agreement illegal or otherwise prohibited, other than federal cannabis laws, or any governmental authority shall have issued an injunction, restraining order, or other order restraining the transactions contemplated by the Asset Purchase Agreement; (iii) by TH Buyer or True Harvest if the Closing has not occurred by August 31, 2021; or (iv) by TH Buyer, on the one hand, or True Harvest, on the other hand, as a result of certain breaches by the counterparties to the Asset Purchase Agreement that remain uncured after any applicable cure period; provided, in each case of clauses (iii) through (iv) above, that such termination right is not available to any party if such party is in breach of its representations, warranties, covenants, agreements or other obligations under the Asset Purchase Agreement.

•        On July 2, 2021, the Company entered into an amendment True Harvest Amendment No.1 to the True Harvest Holdings, Inc. Asset Purchase Agreement, dated as of March 12, 2021. Pursuant to True Harvest Amendment No. 1, the table in Section 1.05(c) of the Purchase Agreement was deleted and replaced with the following table:

36 Month Price Point
Percentage of Earnout	Flower Production – average price
0%	<$2,199
20%	$2,200 – $2,199
50%	$2,200 – $2,499
80%	$2,500 – $2,799
100%	$2,800+

•        In addition, pursuant to the True Harvest Amendment No. 1, a new Section 1.05.1 Hurdle Amount is added to the Purchase Agreement, whereby the purchase price of True Harvest would be adjusted by the addition of (i) up to a maximum of four million seven hundred thousand dollars ($4,700,000) added to the principal amount of the secured note to be issued at closing and (ii) up to a maximum of one million four hundred thousand dollars ($1,400,000) of additional debt to be assumed by the Buyer at closing, in each case, subject to True Harvest achieving certain revenue targets, as well as True Harvest having constructed eight grow rooms in a condition ready to accept plants for grow prior to closing, in each case as set forth in the True Harvest Amendment No. 1. Also in addition, pursuant to the True Harvest Amendment No. 1, the “drop dead” date for closing was amended to be November 30, 2021.

Certain Effects of the Qualified Business Combinations

•        Financing for the Qualified Business Combinations and related transaction expenses will consist of (i) $172,500,000 of proceeds from the IPO on deposit in the Trust Account (plus any interest income accrued thereon and deposits made since the IPO and not released for payment of taxes), net of any Redemptions in connection with the stockholder vote to be held at the Special Meeting, and (ii) $78,100,000 of gross proceeds in the PIPE Financing from the purchase by a limited number of qualified institutional buyers and accredited investors (as defined by Rule 501 of Regulation D) (the “PIPE Investors”) who have agreed to purchase debt securities of the Company.

•        Assuming (i) the closing of the PIPE Financing described in the preceding bullet, and assuming (ii) the Closing of the Qualified Business Combination only, and (iii) no Redemptions, then immediately after the Closing of the Qualified Business Combination, the Company will have: (a) net tangible assets equal to approximately $(11,402,896), (b) issued or assumed debt in the aggregate principal amount of $116,810,000, and (c) become obligated to issue debt in the aggregate principal amount of up to $35,000,000 in the event of the full achievement of the earnout milestones set forth in the Asset Purchase Agreement.

•        Based on the assumptions in the preceding paragraph, immediately after the Closing of the Qualified Business Combination: (i) the Company’s former stockholders (excluding the Sponsor) will hold approximately 64% of the issued and outstanding Common Stock, and (ii) the Sponsor will hold approximately 17% of the issued and outstanding Common Stock.

•        In addition to voting on the Qualified Business Combinations Proposal to approve the Qualified Business Combination Agreements, the stockholders of the Company will also vote on the following proposals: (i) to amend the Company’s existing Amended and Restated Certificate of Incorporation to extend the date by which Greenrose has to consummate one or more transactions necessary for the completion of its initial business combination an additional 48 days from October 13, 2021 (or, November 13, 2021 if the Sponsor exercises an additional one month extension on behalf the Company) to November 30, 2021; (ii) to approve the amendment and restatement of the Company’s existing Amended and Restated Certificate of Incorporation to: (a) increase the number of shares of Common Stock that Greenrose is authorized to issue from 70,000,000 to 150,000,000, (b) include a provision to allow for the redemption of Greenrose Common Stock from stockholders who are deemed “Unsuitable Persons” under applicable regulations and would make Greenrose ineligible to obtain a cannabis license, (c) change the stockholder vote required to amend certain provisions contained in the Proposed Charter from 65% to 50%, and (d) change the name of the Company from “Greenrose Acquisition Corp.” to “The Greenrose Holding Company Inc.”; (iii) to ratify the change of the Company’s independent registered public accounting firm from Marcum LLP to Macias Gini & O’Connell, LLP (“MGO”); (iv) to re-elect Steven Cummings and John Falcon as Class A Directors, to serve as members of the Company’s board of directors for a three-year term until the Company’s 2024 annual meeting of stockholders, or until their earlier resignation or removal; (v) to approve and adopt the Incentive Plan, including the authorization of the initial share reserve under the Incentive Plan and the number of shares that may be issued pursuant to the exercise of incentive stock options granted; and (vi) to adjourn the Special Meeting to a later date or dates (a) to ensure that any supplement or amendment to this proxy statement that the Board has determined in good faith is required by applicable law to be disclosed to the Company stockholders and for such supplement or amendment to be promptly disseminated to Company stockholders prior to the Special Meeting, (b) if, as of the time for which the Special Meeting is originally scheduled, there are insufficient shares of Common Stock represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Special Meeting or (c) to permit further solicitation and vote of proxies if there are insufficient votes for, or otherwise in connection with, the approval of each of the proposals described in this proxy statement.

•        Each of the Target Businesses are involved in the cultivation and sale of cannabis, which currently remains illegal under federal law. On June 22, 2021, we voluntarily delisted from the NASDAQ due to its regulatory prohibition of listing of businesses not legal under Federal law, and we began trading our Public Units, Common Stock and Public Warrants on the OTCQX. The OTCQX and OTCQB are not national securities exchanges, and as Greenrose’s securities trade on the OTC markets rather than a national securities exchange, there may be significantly less trading volume and analyst coverage of, and significantly less investor interest in, our Common Stock and Warrants, which may lead to lower trading prices for our Common Stock and Warrants.

•        Upon completion of the Qualified Business Combination, the executive officers of the Company are expected to include William F. Harley III, as Chief Executive Officer, Jeffrey Stegner, as Chief Financial Officer, Paul Otto Wimer, as President and Chief Operating Officer, and assuming the re-election of Steven Cummings and John Falcon to the Board of Directors at the Special Meeting, the Board of Directors of the Company will consist of William F. Harley III, Brendan Sheehan, Thomas Megale, Daniel Harley, John Torrance III, Steven Cummings and John Falcon.

•        The Sponsor and certain of the Company’s officers and directors, who collectively hold approximately 20.7% of the issued and outstanding shares of the Company’s Common Stock, have agreed to (i) vote FOR each of the proposals to be put to the vote of the stockholders of the Company at the Special Meeting, and (ii) waive their redemption rights in respect of such shares of Common Stock.

SUMMARY OF THE PROXY STATEMENT

This summary, together with the section entitled, “Questions and Answers About the Proposals” summarizes certain information contained in this proxy statement and may not contain all of the information that is important to you. To better understand the Qualified Business Combinations and the Proposals to be considered at the Special Meeting, you should read this entire proxy statement carefully, including the annexes. See also the section titled “Where You Can Find More Information.” In addition, for definitions of terms commonly used throughout this proxy statement, including in this Summary of the Proxy Statement, see the section titled “Frequently Used Terms.”

The Parties to the Qualified Business Combinations

Greenrose Acquisition Corp.

Greenrose is a special purpose acquisition company formed on August 26, 2019 for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. Our initial business combination and value creation strategy was to identify, acquire and, after our initial business combination, assist in the growth of a business in the cannabis industry.

On February 13, 2020, Greenrose closed its initial public offering of 17,250,000 units, including 2,250,000 units issued upon the exercise in full of the underwriters’ overallotment option on February 14, 2020, with each unit consisting of one share of Common Stock and one redeemable warrant, with each warrant entitling the holder to purchase one share of Common Stock at a price of $11.50 commencing on the later of the one-year anniversary of the initial public offering or 30 days after the consummation of an initial business combination. The units from the Company’s initial public offering (including the units issued upon the exercise in full of the underwriters’ over-allotment option) were sold at an offering price of $10.00 per unit, generating total gross proceeds of $172,500,000. Simultaneously with the consummation of its initial public offering and the issuance of units upon the full exercise of the underwriters’ over-allotment option, the Company consummated a private placement of 330,000 units at price of $10.00 per unit and 1,650,000 warrants at a price of $1.00 per warrant, generating gross proceeds of an additional $4,950,000. A total of $172,500,000 was deposited into the Trust Account and the remaining proceeds, net of underwriting discounts and commissions and other costs and expenses, became available to be used as working capital to provide for business, legal and accounting due diligence on prospective business combinations and continuing general and administrative expenses. The Company’s initial public offering was conducted pursuant to a registration statement on Form S-1 (Registration No. 333-235724) that became effective on February 10, 2020. As of September 13, 2021, there was approximately $174,507,104 held in the Trust Account.

Although the CSA, or the Controlled Substances Act, remains a federal law at this time, the Company believes recent and ongoing evolution of and reform in the legality of medical and adult use cannabis have made acquisitions touching the plant feasible in accordance with relevant State law and without material risk of federal enforcement of the CSA that would reasonably be expected to have a material adverse effect on the business plan of the Company. Nevertheless, acquisitions that “touch the plant” cannot be consummated at this time consistent with Nasdaq listing requirements, and accordingly, in June 2021 the Company voluntarily delisted its securities from Nasdaq. The Company’s securities are now included for quotation on OTC markets. Investors who may not be comfortable with the regulation of cannabis at the federal level at this time (See “Risk Factors” disclosure on risks related to regulation of cannabis) or with owning securities traded on OTC markets may choose to redeem their stock in connection with the Special Meeting, whether or not they vote to approve the Business Combination Proposal.

Greenrose’s Public Units, Common Stock and Public Warrants are currently listed on OTC under the symbols “GNRSU,” “GNRS” and “GNRSW,” respectively.

Greenrose’s principal executive office is located at 111 Broadway, Amityville, New York 11701 and its telephone number is (516) 346-5270.

Sponsor

Greenrose Associates LLC, a New York limited liability company, is the sponsor of Greenrose and currently owns 20.7% of the issued and outstanding shares of Common Stock of Greenrose. The Sponsor has three managing members, including William F. Harley III, Greenrose’s Chief Executive Officer and a Director, Daniel Harley, Greenrose’s Executive Vice President of Business Development and a Director, and Brendan Sheehan, Greenrose’s Executive Vice President of Corporate Strategy and Investor Relations and a Director.

Greenrose Subsidiaries

TPT Merger Sub, a party to the Theraplant Merger Agreement, is a Connecticut limited liability company and wholly-owned subsidiary of Greenrose formed solely for the purpose of effecting the Theraplant Business Combination. TPT Merger Sub was formed on March 5, 2021 and owns no material assets and does not operate any business.

TH Buyer, a party to the Asset Purchase Agreement, is a Delaware corporation and wholly-owned subsidiary of Greenrose formed solely for the purpose of effecting the True Harvest Business Combination. TH Buyer was formed on March 10, 2021 and owns no material assets and does not operate any business.

Description of Theraplant LLC

Theraplant is the leading Connecticut state-licensed cannabis producer, having been cultivating, processing and packaging medical cannabis and derivative products since 2014. Theraplant was recognized by the Connecticut Department of Consumer protection as the highest scoring license applicant and was awarded the first of only four cultivation licenses in Connecticut. The Company received its license from the Connecticut Department of Consumer Protection on February 7, 2014.

Theraplant is dedicated to providing patients options to improve their wellbeing. Theraplant delivers quality products in a variety of forms, consistencies and genetic compositions, for the benefit of Connecticut’s qualifying medical patients. The Company selects premium cannabis genetics grown in a controlled, clean environment, under the watch of an award-winning cultivation team, and tested by a third-party laboratory for pesticides and microbiologics.

Cultivation

Theraplant’s existing operations span 68,000 square feet with an existing production capacity of approximately 20,000 lbs. annually. Theraplant is currently undergoing an expansion which will bring its operations to approximately 100,000 square feet. Situated on 10 acres in Watertown, Connecticut, Theraplant’s property and facility are 100% owned, and Theraplant has ample opportunity for expansion to over 500,000 square feet to meet future demand. Connecticut’s existing medical marijuana program does not limit cultivators by square footage, permitted canopy size, plant count or amount of inventory.

Processing

Connecticut’s cultivation license includes extraction and processing. Theraplant’s cutting-edge processing operations have propelled Theraplant to best-in-class products, which meet all USP111/Pharmacopoeia quality standards and passing all finished product tests since inception. Theraplant conducts its processing using top quality equipment sourced from renowned suppliers in the cannabis industry. Using CO2 or ethanol extraction followed by a series of proprietary refining processes, Theraplant is able to offer a wide variety of product form factors, typically offering over 50 unique SKUs at a given time. Such product categories include flower, pre-rolls, vapes, concentrates, ingestibles and topicals. Theraplant also utilizes various reclamation and distillation processes in order to minimize waste and maximize yields and returns.

Research and Development

Theraplant employs a breeding program which is constantly developing new strains to meet evolving customer trends and preferences as well as improve production efficiencies. Theraplant endeavors to utilize strains with high yield, high THC content, resiliency and short growing cycles in order to maximize efficiency and potency of products.

Quality Control and Security

Theraplant employs a first class compliance department, with 8 full-time employees dedicated to ensuring regulatory and quality compliance. This has led to Theraplant experiencing no regulatory citations, no deficiencies found by third-party testing laboratories, and products which consistently exceed all testing and certification requirements. Theraplant’s facilities are secured and monitored on a 24/7 basis by full-time security guards and state-of-the-art video monitoring systems. Access to Theraplant’s facilities are limited to authorized personnel with appropriate clearances, and physical security is maintained through use of security access cards and bio-metric controls.

Packaging

Theraplant’s recent rebranding effort demonstrates its commitment to providing elevated customer experiences to meet customers’ shifting demands. Such initiatives have helped increase brand awareness and helped Theraplant capture a significant portion of Connecticut’s medical cannabis market through business relationships with 100% of Connecticut’s existing dispensaries. Additionally, Theraplant’s recent investments in automation have led to reduced packaging costs and increased product competitiveness.

The Company estimates Theraplant’s market share to be approximately 24% to 31% of the in-state market. However, it should be noted that the Company is not able to precisely quantify Theraplant’s market share for a number of reasons, including that there is no published data by the other cultivators, dispensaries, or from the State of Connecticut. As such, the Company has no direct, publicly available market share data with which to track our competition.

The estimates are subjective in nature and are made at a point in time using available information relating to canopy production and expected market conditions. We included the Connecticut medical cannabis market size using the estimates from an article in Marijuana Business Daily (a Colorado-based business news outlet for professionals in the recreational and medical cannabis industry in the United States) on Connecticut’s projected market size released on February 10, 2021. The total projected medical market sales in 2021 is $195,000,000, and Theraplant has one of the four (4) medical use cultivation licenses in the state. The estimated wholesale price of cannabis is anticipated to be between $2,700 per pound and $3,500 per pound in 2021, as forecast by Theraplant management and reinforced by using historical growth rates and current prices of cannabis in four (4) states including Massachusetts, Colorado, Michigan and Oregon. By dividing $195,000,000 by the range of cost per pound, we estimate that between 56,000 pounds and 72,000 pounds of cannabis are likely to be produced in Connecticut in 2021. As such, our management team estimates Theraplant’s market share by determining the amount of Theraplant’s expected grow capacity to be approximately 17,000 pounds in 2021, based upon existing canopy capacity, historic successful production abilities, and variety of strains. Therefore, we believe a “significant portion” of the current medical use market in Connecticut is between 24% – 31%.

Wholesale & Distribution

Theraplant sells and delivers products directly to all dispensaries throughout Connecticut. Dispensaries place orders with Theraplant directly online; orders are typically filled and delivered within 2 business days. Delivery vehicles are driven by licensed, bonded and insured third party security providers, ensuring the utmost safety and security in delivering product to dispensaries.

Connecticut’s Medical Marijuana Program

Connecticut currently has over 54,000 registered patients and 1,200 registered physicians in its medical marijuana program. The number of medical cannabis dispensaries in Connecticut has been steadily increasing, with 18 currently operational. There are currently 39 qualifying conditions for adults, including chronic pain, and 11 for qualifying conditions for patients under 18. In addition, Connecticut in June 2021 passed legislation permitting adult recreational use of cannabis, and we believe Theraplant is well positioned to capitalize on the implementation of a recreation marijuana program.

Management Team and Employees

Theraplant is led by Chief Executive Officer Dan Emmans, an industry veteran who has designed and built nearly one million square feet of cannabis facilities nationwide. In addition, Theraplant has a strong supporting team of managers and key team members with years of industry experience and expertise across all Theraplant’s business functions. Theraplant has 85 full-time employees and over 100 personnel licensed to work in the facility, comprising full-time employees, security personnel and regular contractors. Theraplant’s supervisory staff has an average tenure exceeding 5 years.

Theraplant is dedicated to the principals of equal employment opportunity in any term, condition, or privilege of employment. They hire, promote, and make assignments on the basis of employee qualifications and we do not discriminate against applicants or employees on the basis of age 40 or over, race, sex, color, national origin, sexual orientation, disability, genetic information, veteran status, or any other status protected by the state of Arizona and US federal law.

Other Assets

Theraplant has one wholly-owned subsidiary, TPT Holdings, LLC. TPT Holdings, LLC’s singular purpose is owning securities in Leafline Industries, LLC, which owns and operates cannabis dispensaries in Minnesota.

Licensing and Regulation

Theraplant is licensed as a producer by the State of Connecticut Department of Consumer Protection, pursuant to Connecticut’s “Palliative Use of Marijuana” Act, C.G.S. section 21a-408, et seq., and the regulations promulgated thereunder (the “CT Laws”). The CT Laws govern many aspects of Theraplant’s business. Any actual or perceived failure to comply with these requirements may result in, among other things, revocation of Theraplant’s producer license, private litigation, regulatory or governmental investigations, sanctions, civil and criminal liability, and constraints on Theraplant’s ability to continue to operate.

Description of True Harvest LLC

True Harvest is an Arizona-based cannabis cultivation business. In late 2014, the City of Phoenix granted preliminary approval to cultivate, and an agreement was reached with Copperstate Herbal Center in early 2015. True Harvest, LLC was formed in May 2015, and it now operates the largest indoor cannabis cultivation facility in Arizona.

Products and Services

True Harvest grows, processes, and packages cannabis and cannabis products. Beginning in July 2017, True Harvest produced and sold half-gram distillate cartridges in various flavors under the name “True Distillate.” True Harvest produced and sold this product line until early 2019, when the City of Phoenix imposed new C1D1 requirements for all flammable extraction processes. Beginning in February 2019, True Harvest began producing and selling solvent-less Live Rosin.

Recently, True Harvest has partnered with RMC AZ, LLC, a third party considered to be a leading medical and recreational medical dispensary license holder, grower and manufacturer in multiple states across the country. True Harvest’s owners understood the market positioning of True Harvest’s product and the ongoing importance of producing high quality indoor cannabis, and the importance of its relationship with RMC AZ, LLC, which is founded and owned by the principals of Shango as manager of their cultivation. Shango currently owns cannabis-related licenses in Oregon, Washington and Nevada, with expansion plans that include retail, manufacturing and product distribution in Michigan, New Jersey and California in the cannabis market and nationwide for its CBD products.

True Harvest sells its products through its wholesale network to 60% of the owner groups in Arizona’s medical and recreational marijuana marketplace. True Harvest’s largest customers are public multi-state cannabis operators (“MSOs”): Curaleaf, Cresco Labs, and Harvest Health. Being one of the first wholesale operations in Arizona has allowed True Harvest to develop close relationships with dispensaries throughout the state. Same day delivery allows True Harvest to capitalize on market opportunities across the state. True Harvest utilizes bulk and jar-based packaging to meet dispensary requirements and to better communicate the Shango brand.

Operations and Operational Systems

The business operates within 74,000 square feet of the former Revlon manufacturing facility at 4301 West Buckeye Road, Phoenix, AZ. This facility was built in the late 1960s with an over 800,000 square feet footprint. The facility has been approved by the U.S. Food and Drug Administration and the State of Arizona for the use of growing medical marijuana by True Harvest and provides True Harvest a strategic advantage in the Arizona cannabis market.

The space occupied by True Harvest includes industrial sized water treatment, power and cooling infrastructure with four flower rooms, three vegetation rooms, one mother room and one clone room, with the remaining space under construction to double the facility’s cultivation capacity. Operating with one of lowest energy prices at $0.047/kw hour (SRPe63 plan) allows True Harvest to be able to deliver one of the market’s optimal costs per pound. Current flower production is approximately 735 pounds per month. Cooling capacity allows for substantial growth and reduction of risk in the summer season. True Harvest also has the potential to substantially expand its cultivation footprint within the existing 4301 West Buckeye Road footprint.

Climate change resulting from increased concentrations of carbon dioxide and other greenhouse gases in the atmosphere could present risks to the Company’s future operations from natural disasters and extreme weather conditions, such as droughts, heat waves, hurricanes, tornadoes, wildfires or flooding. Such extreme weather conditions could pose physical risks to our facilities and disrupt operation of our supply chain and may impact operational costs. The impacts of climate change on global water resources may result in water scarcity, which could in the future impact the Company’s ability to access sufficient quantities of water in certain locations and result in increased costs. The Company is dependent upon electricity to power equipment at the indoor growing facilities. Impacts of climate change may also impact the availability of electricity at its current and future locations. In recent years, shortages of electricity have resulted in increased costs to users and interruptions in service. For example, California has experienced rolling blackouts due to excessive demands on the electrical grid or as precautionary measures against the risk of wildfire, Texas recently experienced widespread outages, rolling blackouts and electricity price spikes arising from cold weather conditions and other markets in which the Company operates can experience significant power outages from time to time. Climate change may increase the frequency of such weather-related energy security issues. In the event of a power outage or shortage, the Company will typically be dependent on the utility company and/or the site host to restore power or provide power at a reasonable cost.

Concern over climate change could result in new legal or regulatory requirements designed to mitigate the effects of climate change on the environment. If such laws or regulations are more stringent than current legal or regulatory requirements, we may experience increased compliance burdens and costs to meet the regulatory obligations and may adversely affect raw material sourcing, manufacturing operations and the distribution of our products.

The business operates with 50 strains in its library, with more than 20 strains in current rotation.

True Harvest utilizes a Shango’s third party’s proprietary operating procedures, process and systems (“SOPs”) to manage the employees and overall facility through RMC AZ, LLC. This enables True Harvest to provide high quality products and services at a lower cost. In the cultivation facilities, these systems include programmed irrigation, HVAC, rolling tables, floor drains, specific nutrient schedules, efficient manicuring, and trellising for plant support. The SOPs include efficient facility design and seed to sale tracking software. True Harvest also employs systems for receiving and sending products through the inventory management operating systems. Specific documentation regarding policies, procedures, consumer education, employee education, compliance regulations, and security is provided by extensive training and manuals onsite.

Current Market and Regulatory Compliance

Arizona legalized medical marijuana in 2010 and has since issued 130 vertically integrated licenses across the state. Each license allows for the operation of one dispensary, one onsite grow and one off-site grow, with no cap on production. The market is populated with a number of public and private MSOs as well as local operators, including CopperState Farms, the largest cultivator in the state with 44 acres of greenhouse grow. Adult recreational cannabis was approved in the November 2020 elections and has been implemented in Arizona as of January 2021. This created an additional 130 licenses being made available to current medical license holders with certain financial considerations. The market has expanded significantly since the legalization of medical marijuana, with 2021 revenues state-wide anticipated at $1.25 billion — $1.5 billion, based on a registered medical patient count of 299,054 (Q1 2021 AZDH) representing approximately 4.03% of the state’s adult population.

True Harvest operates under a sub-license to an existing Arizona Medical Marijuana Act (“AMMA”)-licensed operator, and under its own state-issued Approval To Operate (“ATO”) license.

In November 2020, Arizona Senate Bill 1494 went into effect, requiring all cannabis and cannabis-related products to be tested for microbial contamination, heavy metals, pesticides, herbicides, fungicides, growth regulators, and residual solvents. True Harvest began full panel testing on all products in July of 2020 and has yet to divert, reprocess, or discard any production as a result of testing.

True Harvest has managed through this period of increased regulatory scrutiny with a positive inspection report in 2020, demonstrating the enhancements and improvements that the operation has made to meet state and local regulatory requirements.

Intellectual Property (IP)

True Harvest has intellectual property that gives it an advantage over its competitors. True Harvest’s intellectual property includes production facility design, environmental conditioning including but not limited to nutrient/feeding schedules, extensive knowledge of strains for breeding, and specific manicuring techniques to increase yield and potency. The cultivation team includes highly trained employees with extensive experience in the cannabis industry and a wide knowledge of True Harvest’s products and strains.

Human Capital

True Harvest has 50 personnel licensed to work in its facility. A detailed employee handbook and training program ensures smooth onboarding for all new hires. All full-time employees are eligible for health benefits after a 60-day waiting period. These benefits include medical, dental, vision, and accidental coverage.

True Harvest is dedicated to the principals of equal employment opportunity in any term, condition, or privilege of employment. They hire, promote, and make assignments on the basis of employee qualifications and we do not discriminate against applicants or employees on the basis of age 40 or over, race, sex, color, national origin, sexual orientation, disability, genetic information, veteran status, or any other status protected by the state of Arizona and US federal law.

Simplified Pre-Closing Organizational Structure:

The diagrams below depict simplified versions of the current organizational structures of Greenrose and each of the Target Businesses, respectively.

Sponsor and Underwriter
Public Shareholders
Greenrose Acquisition Corp.
GNRS CT Merger Sub, LLC
True Harvest Holdings, Inc.

Simplified Post-Closing Structure

The following diagram, which assumes that there are no Redemptions by the Company’s current public stockholders in connection with the Qualified Business Combinations, illustrates the ownership structure of the Post-Combinations Company immediately following the consummation of the Qualified Business Combinations:

Public shareholders
Sponsor and Underwriter
PIPE investors
Theraplant members
The Greenrose Holding Company Inc. f/k/a Greenrose Acquisition Corp.
Theraplant LLC
True Harvest Holdings, Inc.

The Extension Amendment Proposal (Proposal No. 1)

The stockholders of the Company will vote on a proposal to amend the Company’s existing Amended and Restated Certificate of Incorporation to extend the date by which the Company may consummate a business combination from October 13, 2021 (or, November 13, 2021 if the Sponsor exercises an additional one month extension on behalf the Company) to the Extended Date of November 30, 2021; a copy of the proposed amendment to the Amended and Restated Certificate of Incorporation of the Company to effectuate the Extension is attached to this proxy statement as Annex A. The Company has entered into each of the Business Combination Agreements. The extensions of the Company’s expiration may also be effected by paying into the Trust Account $569,250 for each additional month. The Company has paid for two months to extend to October 13, 2021 for a total of $1,138,500. The Company expects the Sponsor to extend the expiration date of the Company to November 13, 2021 by paying an additional $569,250 into the Trust Account.

Based on required regulatory approvals for license transfers for Shango and Futureworks and their respective anticipated regulatory review periods, the Qualified Business Combination will consist of Theraplant and True Harvest in compliance with the 80% fair market value test most expeditiously.

The Board has determined that it is in the best interests of our stockholders to extend the date by which the Company may consummate the Qualified Business Combinations to the Extended Date.

The Qualified Business Combinations Proposal (Proposal 2)

The stockholders of the Company will vote on a proposal to approve and adopt the Qualified Business Combinations.

While it is the Company’s present intention to complete the Qualified Business Combinations and the acquisitions of Shango and Futureworks, due to the expected timing of certain regulatory approvals by the applicable state regulatory authorities for Shango and Futureworks, the proposal to be voted upon at the Special Meeting is for the approval of the Qualified Business Combinations only.

After consideration of the factors identified and discussed in the section entitled “Proposal No. 2 — The Qualified Business Combinations Proposal — Greenrose’s Board of Directors’ Reasons for Approval of the Business Combination,” our Board concluded that the completion of the Theraplant Business Combination together with the completion of the True Harvest Business Combination would constitute a Qualified Business Combination meeting all of the requirements disclosed in the prospectus for the IPO, including that Theraplant, individually and taken together with True Harvest, have a fair market value equal to at least 80% of the balance of the funds in the Trust Account (excluding the amount of deferred underwriting commissions held in trust) at the time of the execution of the Business Combination Agreements.

See the section entitled “Proposal No. 2 — The Qualified Business Combinations Proposal — Structure of the Business Combinations” for more information.

Theraplant Merger Consideration

The aggregate consideration to be paid at the Closing to the former unit holders of Theraplant will be approximately $150,000,000 in the aggregate, comprised of $50,000,000 in Greenrose Common Stock and $100,000,000 in cash, subject to customary purchase price adjustments, less an indemnity escrow in the amount of $13,000,000, which amount will be used to satisfy the difference, if any, between the estimated net working capital at closing and the final working capital at closing (as determined jointly by the buyer and the selling Theraplant security holders’ representative) as well as indemnification obligations of the selling Theraplant security holders with respect to losses arising from breaches of representations, warranties or covenants, inaccuracies or omissions with respect to certain closing statements, or taxes, costs or expenses incurred by the Company. Additionally, $700,000 of such amount will be placed into dedicated accounts controlled by the SRS and the Theraplant managing members to provide a source of funds for those parties to use in administering any claims or disputes that arise post-Closing.

True Harvest Asset Purchase Agreement Consideration

The initial consideration to be paid by TH Buyer to True Harvest for the purchased assets will be $50,000,000, payable as follows: (i) $21,750,000 in cash; (ii) an additional $25,000,000 evidenced by a senior secured promissory note bearing interest at 8% per annum, which matures on the third anniversary of the Closing of the asset purchase, and which is secured by the purchased assets pursuant to the terms of a security agreement between TH Buyer and True Harvest; and (iii) the assumption by TH Buyer of $3,250,000 of True Harvest’s debt.

In addition to the initial consideration amount, TH Buyer may be required to pay an earnout payment to True Harvest of up to a maximum of $35,000,000 (plus interest, as described below) contingent on the True Harvest business attaining, within thirty-six (36) months after the Closing Date of the asset purchase, a certain price per pound of flower as compared to total flower production, irrespective of the final form in which such flower is sold. The earnout payment, if any, would be evidenced by a secured promissory note which would bear interest at an annual rate of 8% per annum, would be payable in monthly installments over twenty-four (24) months after issuance and would also be secured by the purchased assets.

On July 2, 2021, the Company entered into an amendment True Harvest Amendment No.1 to the True Harvest Holdings, Inc. Asset Purchase Agreement, dated as of March 12, 2021. Pursuant to True Harvest Amendment No. 1, the table in Section 1.05(c) of the Purchase Agreement was deleted and replaced with the following table:

36 Month Price Point
Percentage of Earnout	Flower Production – average price
0%	<$2,199
20%	$2,200 – $2,199
50%	$2,200 – $2,499
80%	$2,500 – $2,799
100%	$2,800+

In addition, pursuant to the True Harvest Amendment No. 1, a new Section 1.05.1 Hurdle Amount is added to the Purchase Agreement, whereby the purchase price of True Harvest would be adjusted by the addition of (i) up to a maximum of four million seven hundred thousand dollars ($4,700,000) added to the principal amount of the secured note to be issued at closing and (ii) up to a maximum of one million four hundred thousand dollars ($1,400,000) of additional debt to be assumed by the Buyer at closing, in each case, subject to True Harvest achieving certain revenue targets, as well as True Harvest having constructed eight grow rooms in a condition ready to accept plants for grow prior to closing, in each case as set forth in the True Harvest Amendment No. 1. Also in addition, pursuant to the True Harvest Amendment No. 1, the “drop dead” date for closing was amended to be November 30, 2021.

For more information about the transactions contemplated by the Business Combination Agreements, please see the section entitled “Proposal No. 2 — Approval of the Qualified Business Combinations.” A copy of all four of the Business Combination Agreements are attached to this proxy statement as Annexes B – E, respectively.

The PIPE Financing

In addition, Greenrose is seeking to raise the PIPE Financing in connection with which Greenrose expects to enter into a loan agreement with certain institutional investors (the “PIPE Investors”), pursuant to which the PIPE Investors agree to: debt securities of Greenrose in an aggregate amount of $78,100,000 of senior secured debt, net of $3,124,000 of original issue discount (collectively, the “PIPE Financing”). The purpose of the PIPE Financing is to ensure that Greenrose has sufficient funds to complete the Business Combinations and sufficient capital for use by the Post-Combinations Company following the closing.

See the sections entitled “The Business Combinations Proposal — Related Agreements — Subscription Agreements for PIPE Transaction”, “The PIPE Proposal” and “Certain Relationships and Related Person Transactions — Greenrose Related Person Transactions — Subscription Agreements.”

Sources and Uses for the Qualified Business Combinations

The following table summarizes the sources and uses for funding the Qualified Business Combinations and related financings. These figures assume that no Greenrose public stockholders exercise their redemption rights in connection with the Qualified Business Combinations under the no redemption scenario and assume the maximum number of redemptions possible while still completing the Qualified Business Combinations under the maximum redemption scenario noting that there will be no change in the sources under these two scenarios. See the section entitled “Unaudited Pro Forma Condensed Combined Financial Information” for more information;

	Minimum Redemption Scenario	Maximum Redemption Scenario
Sources
Cash in Trust	$173,403	$173,403
Cash on hand	253	253
Debt Issued(ii)	74,976	74,976
Seller Notes(iii)	29,700	29,700
Equity Issued(iv)	50,000	50,000
Total Sources at Close	$328,332	$328,332

Uses(vi)
Cash to Sellers(i)	$121,750	$121,750
Seller Notes	29,700	29,700
Equity to Sellers	50,000	50,000
Cash to Balance Sheet	108,326	—
Redemptions of Greenrose common stock(v)	—	108,326
Deal Expenses	16,256	16,256
Greenrose Promissory Notes	2,300	2,300
Total Uses at Close	$328,332	$328,332

____________

(i)      Final cash paid to the sellers of Theraplant is subject to a final net working capital adjustment pursuant to the Business Combination Agreement. This balance does not include any potential working capital adjustments.

(ii)     Reflects the net cash proceeds from the PIPE Financing of the issuance of the secured loan for $78.1 million, less $3.1 million of original issue discount for net proceeds of $75.0 million.

(iii)    In accordance with Amendment number 1 to the Asset Purchase Agreement with True Harvest, up to $4.7 million may be added to the $25.0 million Secured Promissory Note, assuming certain year to date revenue targets are met. These revenue targets are expected to be met and are assumed to be met for purposes of this consideration disclosure.

(iv)    In accordance with Amendment number 1 to the Merger Agreement with Theraplant, Greenrose will issue 5.0 million shares of Common Stock with an estimated value of $50.0 million issuable upon the close of the Transactions.

(v)      this scenario assumes that 10.4 million shares of Greenrose Common Stock are redeemed for an aggregate payment of approximately $104.1 million (based on the estimated per share redemption price of approximately $10.05 per share as of June 30, 2021) from the Trust Account.

(vi)    Pursuant to the True Harvest Asset Purchase Agreement, sellers may be issued notes by Greenrose of $35.0 million to be issued in 2024 which are not reflected in the table above.

Conditions to Closing of each of the Business Combinations and Termination of each of the Business Combination Agreements

The Theraplant Business Combination

Under the Theraplant Merger Agreement, the obligations of the parties (or, in some cases, some of the parties) to consummate the Theraplant Merger are subject to the satisfaction or waiver of certain customary closing conditions of the respective parties, including, without limitation: (i) the approval and adoption of the Theraplant Merger Agreement and transactions contemplated thereby and certain other matters by the requisite vote of the Greenrose Stockholders; (ii) the approval and adoption of the Theraplant Merger Agreement and transactions contemplated thereby by Theraplant’s members owning at least 66.7% of Theraplant’s units entitled to vote; (iii) the absence of a material adverse effect since the date of the Theraplant Merger Agreement; and (iv) material compliance by the parties with their respective pre-closing and closing obligations and the accuracy of each party’s representations and warranties in the Theraplant Merger Agreement, in each case subject to the certain materiality standards contained in the Theraplant Merger Agreement.

The Theraplant Merger Agreement, as amended, may be terminated under the following customary and limited circumstances at any time prior to the Closing: (i) upon the mutual written consent of Greenrose and Theraplant; (ii) by Greenrose or Theraplant if any law or order is enacted, promulgated or issued or deemed applicable to the Theraplant Merger by any governmental authority that would make consummation of the Theraplant Merger illegal, other than federal cannabis laws; (iii) by Greenrose or Theraplant if the Closing has not occurred by November 30, 2021; (iv) by Greenrose or Theraplant if, after giving effect to the completion of the redemption and any financings undertaken by Greenrose in connection with the Closing, Greenrose shall have net tangible assets of less than $120,000,000; or (v) by Greenrose, on the one hand, or Theraplant, on the other hand, as a result of certain breaches by the counterparties to the Theraplant Merger Agreement that remain uncured after any applicable cure period; provided, in each case of (i)-(v), that such termination right is not available to any party if such party is in breach of its representations, warranties, covenants, agreements or other obligations under the Theraplant Merger Agreement.

The True Harvest Business Combination

Under the Asset Purchase Agreement, the obligations of the parties (or, in some cases, some of the parties) to consummate the asset purchase are subject to the satisfaction or waiver of certain customary closing conditions of the respective parties, including, without limitation: (i) the approval and adoption of the Asset Purchase Agreement and transactions contemplated thereby and certain other matters by the requisite vote of the Greenrose Stockholders; (ii) the absence of a material adverse effect since the date of the Asset Purchase Agreement; (iii) after giving effect to the completion of the redemption and any financings undertaken by Greenrose in connection with the Closing of the asset purchase, Greenrose shall have net tangible assets of no less than $70,000,000, and (iv) material compliance by the parties with their respective pre-closing and closing obligations and the accuracy of each party’s representations and warranties in the Asset Purchase Agreement, in each case subject to the certain materiality standards contained in the Asset Purchase Agreement.

The Asset Purchase Agreement, as amended, may be terminated under the following customary and limited circumstances at any time prior to the Closing: (i) upon the mutual written consent of TH Buyer and True Harvest; (ii) by TH Buyer or True Harvest if there shall be any law or order enacted that makes consummation of the transactions contemplated by the Asset Purchase Agreement illegal or otherwise prohibited, other than federal cannabis laws, or any governmental authority shall have issued an injunction, restraining order, or other order restraining the transactions contemplated by the Asset Purchase Agreement; (iii) by TH Buyer or True Harvest if the Closing has not occurred by November 30, 2021; or (v) by TH Buyer, on the one hand, or True Harvest, on the other hand, as a result of certain breaches by the counterparties to the Asset Purchase Agreement that remain uncured after any applicable cure period; provided, in each case of (iii)-(iv), that such termination right is not available to any party if such party is in breach of its representations, warranties, covenants, agreements or other obligations under the Asset Purchase Agreement.

No Delaware Appraisal Rights

Appraisal rights are statutory rights under the DGCL that enable stockholders who object to certain extraordinary transactions to demand that the corporation pay such stockholders the fair value of their shares instead of receiving the consideration offered to stockholders in connection with the extraordinary transaction. However, appraisal rights are not available in all circumstances. Appraisal rights are not available to Greenrose stockholders in connection with the Qualified Business Combinations under Delaware law.

Impact of Qualified Business Combinations on Greenrose’s Balance Sheet and Capitalization

Assuming (i) the Closing of the PIPE Financing described above, and assuming (ii) the Closing of the Qualified Business Combinations, and (iii) no Redemptions, then immediately after the Closing of the Qualified Business Combination, the Company will have: (a) net tangible assets equal to approximately $(11,402,896), (b) issued or assumed debt in the aggregate principal amount of $116,810,000, and (c) become obligated to issue $35,000,000 in debt in the event of the full achievement of the earnout milestones set forth in the Asset Purchase Agreement.

Based on the assumptions in the preceding paragraph, immediately after the Closing of the Qualified Business Combinations: (i) Greenrose’s stockholders (excluding the Sponsor) will hold approximately 64% of the issued and outstanding Common Stock, and (ii) the Sponsor will hold approximately 17% of the issued and outstanding Common Stock.

See the section entitled “Proposal No. 2 — The Qualified Business Combinations Proposal.

Assuming the Business Combinations Proposal is approved and the Business Combinations are consummated, Greenrose will become an operating company not subject to rules and regulations applicable to SPACs. As such, whether the future Business Combinations with Shango and Futureworks would require a separate vote of Greenrose stockholders is expected to be determined in light of applicable state law and any marketplace considerations. After completion of the acquisitions of Theraplant and True Harvest, the Business Combination agreements with Shango and Futureworks would not require separate approval by Greenrose stockholders, under applicable state law, and at present Greenrose does not anticipate seeking separate stockholder approval of the acquisition of Sango or Futureworks.

Board of Directors of the Company Following the Qualified Business Combinations

Upon the Closing, and if the Director Election Proposal is approved by the stockholders of Greenrose, the board of directors of the Post-Combinations Company will consist of members of the Greenrose Board as of immediately prior to the Closing. See the sections entitled “Proposal No. 6 — Election of Directors to the Board of Directors” and “Management after the Qualified Business Combination” for additional information.

Additional Matters Being Voted On

In addition to voting on the Extension Amendment Proposal and the Qualified Business Combinations Proposal, the stockholders of Greenrose will vote on the following proposals:

The Charter Proposals (Proposal Nos. 3A, 3B, 3C and 3D)

The stockholders of Greenrose will vote upon separate proposals to amend and restate Greenrose’s existing Amended and Restated Certificate of Incorporation and to restate it with Proposed Charter, which amendments would:

•        increase the number of shares of Common Stock, par value $0.0001 per share, that Greenrose is authorized to issue from 70,000,000 to 150,000,000;

•        include a provision to allow for the redemption of Greenrose Common Stock from stockholders who are deemed “Unsuitable Persons” according to applicable regulations, such that Greenrose would be ineligible to obtain a cannabis license;

•        change the stockholder vote required to amend certain provisions contained in the Proposed Charter from 65% to 50%; and

•        change the name of the Company from “Greenrose Acquisition Corp.” to “The Greenrose Holding Company Inc.”

See the sections entitled “The Charter Proposals” for more information. A copy of the form of the Proposed Charter is attached hereto as Annex F.

The Accountant Proposal (Proposal No. 4)

The stockholders of Greenrose will vote upon a proposal to ratify the change of the Company’s independent registered public accounting firm from Marcum LLP to Macias Gini & O’Connell, LLP for the fiscal year ending December 31, 2021. See the section entitled “Proposal No. 4 — The Accountant Proposal” for more information

The Director Election Proposal (Proposal No. 5)

The stockholders of the Company will vote upon a proposal to re-elect two Class A Directors, Steven Cummings and John Falcon, to serve as members of the Company’s Board for three-year terms expiring at the Company’s 2024 annual meeting of stockholders, or upon their earlier resignation or removal. See the Section entitled “Proposal No. 5 — The Director Election Proposal” for more information.

The Incentive Plan Proposal (Proposal No. 6)

The stockholders of Greenrose will vote on a proposal to approve the Incentive Plan, including with respect to the authorization of the initial share reserve under the Incentive Plan and the number of shares that may be issued pursuant to the exercise of incentive stock options granted. The Incentive Plan will initially reserve up to 15% of Greenrose’s issued and outstanding shares upon completion of the PIPE Financing shares of Company Common Stock for future issuance in accordance with the Incentive Plan’s terms, subject to certain adjustments. The purpose of the Incentive Plan is to provide the Company’s and its subsidiaries’ officers, directors, employees and consultants who, by their position, ability and diligence are able to make important contributions to the Company’s growth and profitability, with an incentive to assist the Company in achieving its long-term corporate objectives, to attract and retain directors, executive officers and other employees of outstanding competence, to provide such persons with an opportunity to acquire an equity interest in the Company and to further align the interests of such persons with the interests of the Company’s stockholders. A copy of the Incentive Plan is attached to this proxy statement as Annex G. You are encouraged to read the proposed Incentive Plan in its entirety. See the section entitled “Proposal No. 6 — The Incentive Plan Proposal” for more information.

The Adjournment Proposal (Proposal No. 7)

The stockholders of the Company will vote upon a proposal to adjourn the Special Meeting to a later date or dates, if necessary (i) to ensure that any supplement or amendment to the accompanying proxy statement that the Board has determined in good faith is required by applicable law to be disclosed to the Company stockholders and for such supplement or amendment to be promptly disseminated to Company stockholders prior to the Special Meeting, (ii) if, as of the time for which the Special Meeting is originally scheduled, there are insufficient shares of Common Stock represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Special Meeting or (iii) to permit further solicitation and vote of proxies if there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, the Business Combinations Proposal, the Charter Proposals, the Accountant Proposal, the Director Election Proposal or the Incentive Plan Proposal. See the Section entitled the “Proposal No. 8 — The Adjournment Proposal” for more information.

Greenrose Sponsor, Officers and Directors; Underwriter

As of the record date for the Special Meeting, the Sponsor, of which all of the Greenrose’s officers and, other than Thomas Megale, are members, beneficially owned and is entitled to vote an aggregate of 4,532,500 shares of Common Stock, which we refer to in this proxy statement as “Sponsor Shares.” The Sponsor Shares currently constitute 20.7% of the outstanding shares of Common Stock. In addition to the Sponsor Shares, the Sponsor owns an aggregate of 1,320,000 Private Warrants, including the Private Warrants included in the Private Units that it purchased simultaneously with the consummation of the IPO and has been issued non-interest-bearing convertible promissory notes in the aggregate principal amount of $2,000,000 evidencing loans made by the Sponsor to the Company (the “Sponsor Notes”). In connection with the completion of the initial business combination, the Sponsor, at its discretion, may either cause the Company to repay the Sponsor Notes or convert the amounts due under the Sponsor Notes into units at a price of $10.00 per unit and/or warrants at a price of $1.00 per warrant. Such units would be identical as the Private Units and such warrants would be identical to the Private Warrants.

In connection with the IPO, the Sponsor and each of the Company’s officers and directors agreed to vote their sponsor shares, as well as any Common Stock acquired in the aftermarket, in favor of any initial business combination proposal. The Sponsor and each of the Company’s officers and directors has also indicated that he, she or it intends to vote his, her or its shares in favor of all other proposals being presented at the annual meeting.

The Founder’s Shares are held in an escrow account maintained in New York, New York by Continental Stock Transfer & Trust Company, acting as escrow agent. Subject to certain limited exceptions, the Sponsor shares will not be transferred, assigned, sold or released from escrow (subject to certain limited exceptions) (i) with respect to 50% of such shares, for a period ending on the earlier of the one-year anniversary of the date of the consummation of our initial business combination and the date on which the closing price of our common stock equals or exceeds $12.50 per share (as adjusted for share splits, share dividends, reorganizations and recapitalizations) for any 20 trading days within a 30-trading day period following the consummation of our initial business combination and (ii) with respect to the remaining 50% of such shares, for a period ending on the one-year anniversary of the date of the consummation of our initial business combination, or earlier if, subsequent to our initial Business Combinations, we consummate a liquidation, merger, stock exchange or other similar transaction which results in all of our stockholders having the right to exchange their shares of common stock for cash, securities or other property. The limited exceptions include transfers, assignments or sales (i) to our or our sponsor’s officers, directors, consultants or their affiliates, (ii) to an entity’s members upon its liquidation, (iii) to relatives and trusts for estate planning purposes, (iv) by virtue of the laws of descent and distribution upon death, (v) pursuant to a qualified domestic relations order, (vi) to us for no value for cancellation in connection with the consummation of our initial business combination, or (vii) in connection with the consummation of a business combination at prices no greater than the price at which the shares were originally purchased, in each case (except for clause (vi) or with our prior consent) where the transferee agrees to the terms of the escrow agreement and to be bound by these transfer restrictions.

As of the record date for the Special Meeting, the Underwriter beneficially owned and is entitled to vote an aggregate of 110,000 shares of Common Stock, which we refer to in this proxy statement as “underwriter shares.” The underwriter shares currently constitute 0.50% of the outstanding Common Stock. In addition to the underwriter shares, the Underwriter owns an aggregate of 660,000 Private Warrants, including the warrants included in the Private Units that it purchased simultaneously with the consummation of the Company’s initial public offering.

In connection with the IPO, the Company entered into an Underwriting Agreement with the Underwriter which provides for, among other things, that upon the closing of an initial business combination the Company will pay the Underwriter an amount equal to 5% of the face amount of any equity securities and 3% of the face amount of any debt sold or arranged as part of such initial business combination (exclusive of any applicable finders’ fees which might become payable). Additionally, the Company entered into a Business Combination Marketing Agreement with the Underwriter pursuant to which it engaged the Underwriter as an advisor in connection with the Business Combinations to assist the Company in holding meetings with its shareholders to discuss the potential Business Combinations and the Target Businesses’ attributes, introduce the Company to potential investors that are interested in purchasing the Company’s securities in connection with a business combination, assist the Company in obtaining shareholder approval for the Business Combinations and assist the Company with its press releases and public filings in connection with the Business Combinations. The Company will pay the Underwriter a cash fee for such services upon the consummation of a Business Combination in an amount equal to 4.5% of the gross proceeds of the IPO.

Accordingly, in connection with the Closing of the Qualified Business Combination the Company will pay the Underwriter a fee of $7,782,750 and in connection with the consummation of the PIPE Financing the Company will pay the Underwriter a fee of $2,343,000 for 3% of debt raised in the PIPE Financing.

Greenrose Special Meeting

Greenrose is furnishing this proxy statement to its stockholders as part of the solicitation of proxies by its Board for use at the Special Meeting of stockholders to be held on October 27, 2021 and at any adjournment or postponement thereof.

Date, Time and Place of Special Meeting

The Special Meeting is being held virtually. In light of public health concerns regarding the coronavirus (COVID-19) pandemic, the Special Meeting will be held via live webcast at https://www.virtualshareholdermeeting.com/GNRS2021SM on October 27, 2021, at 9:00 a.m. Eastern Time. The Special Meeting can be accessed by visiting https://www.virtualshareholdermeeting.com/GNRS2021SM, where you will be able to listen to the meeting live and vote during the meeting.

Voting Power; Record Date

You will be entitled to vote or direct votes to be cast at the Special Meeting if you owned shares of Greenrose common stock as of the close of business on September 23, 2021, which is the record date for the Special Meeting. You are entitled to one vote for each share of Greenrose Common Stock that you owned as of the close of business on the record date.

If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly voted and counted. Company warrants do not have voting rights. On the record date, there were 21,892,500 shares of Common Stock entitled to vote at the annual meeting, of which 17,250,000 were Public Shares, 4,532,500 were Sponsor Shares and 110,000 were underwriter shares.

Quorum and Required Vote for Proposals for the Special Meeting

A quorum of Greenrose stockholders is necessary to hold a valid meeting. A quorum will be present at the Special Meeting if a majority of the Common Stock outstanding and entitled to vote at the Special Meeting is represented in person or by proxy. Abstentions will count as present for the purposes of establishing a quorum. Broker non-votes will not be counted for purposes of establishing a quorum.

The holders of Sponsor shares hold approximately 20.7% of the outstanding Common Stock and the holders of underwriter shares hold approximately 0.50% of the outstanding Common Stock. Such shares will be voted in favor of the Business Combinations Proposal and are expected to be voted in favor of the other proposals presented at the Special Meeting. The proposals presented at the Special Meeting will require the following votes:

•        The approval of the Extension Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of the shares of the Company Common Stock outstanding on the record date.

•        The approval of the Qualified Business Combinations Proposal will require the affirmative vote of the holders of a majority of the outstanding shares of Company Common Stock present and entitled to vote at the Special Meeting to approve the Qualified Business Combinations. There are currently 21,892,500 shares of Common Stock outstanding; assuming all outstanding shares are present and entitled to vote at the annual meeting to approve the Qualified Business Combinations, at least 10,946,251 shares of Common Stock must be voted in favor of the Qualified Business Combinations Proposal. The holders of Sponsor Shares own an aggregate of 4,532,500 shares of Common Stock, representing 20.7% of the outstanding Common Stock and the holders of underwriter shares own an aggregate of 110,000 shares of Common Stock, representing 0.5% of the outstanding Common Stock, and the Company anticipates they will vote in favor of the Qualified Business Combinations Proposal; as a result, only 6,303,751 Public Shares, or approximately 28.8% of the outstanding shares of our Common Stock are required to be voted in favor of the Qualified Business Combinations Proposal in order for it to be approved (assuming all outstanding shares of Common Stock are present and entitled to vote).

•        The approval of each of the Charter Proposals will require the affirmative vote of the holders of a majority of the outstanding shares of Company Common Stock present and entitled to vote at the Special Meeting.

•        The approval of the Accountant Proposal will require the affirmative vote of the holders of a majority of the outstanding shares of Company Common Stock present and entitled to vote at the Special Meeting.

•        The election of directors requires a plurality vote of the Company Common Stock present and entitled to vote at the Special Meeting. Accordingly, as this is an uncontested election, the director nominees will be elected if each of them receives at least one vote.

•        The approval of the Incentive Plan Proposal will require the affirmative vote of the holders of a majority of the outstanding shares of Common Stock present and entitled to vote at the Special Meeting.

•        The approval of the Adjournment Proposal will require the affirmative vote of the holders of a majority of the outstanding shares of Common Stock present and entitled to vote at the Special Meeting.

Abstentions will have the same effect as a vote “against” the Extension Amendment Proposal, the Qualified Business Combinations Proposal, the Charter Proposals, the Accountant Proposal, the Incentive Plan Proposal, and the Adjournment Proposal, if presented. Broker non-votes will have no effect on the Business Combinations Proposal, the Accountant Proposal, Incentive Plan Proposal, and Adjournment Proposal, if presented, and will have the same effect as a vote “against” the Charter Proposals. For the election of directors, any shares not voted “FOR” a particular nominee (whether as a result of an abstention, a broker non-vote or a direction to withhold authority) will not be counted in the nominee’s favor.

The Closing of the Qualified Business Combination is conditioned on approval of the Qualified Business Combinations Proposal, and the Charter Proposals. If any such proposal is not approved or the two nominees are not elected, we may not be able to close on any of the Business Combinations.

Independent Director Oversight

Our Board is comprised of a majority of directors determined by the Board to be independent directors. In connection with the Business Combinations, our independent directors, Messrs. Falcon, Cummings, Megale and Torrance played an active role in evaluating the proposed terms of the Qualified Business Combinations, including the Qualified Business Combination Agreements, the Related Agreements, and the amendments to our current certificate of incorporation to take effect upon the completion of the Business Combinations.

Interests of Greenrose’s Sponsor, Directors and Officers in the Qualified Business Combinations

When you consider the recommendation of our Board to vote in favor of approval of the Qualified Business Combinations Proposal and the other proposals, you should keep in mind that the Sponsor (which is affiliated with certain of the Company’s officers and directors) and the Company’s directors and officers have interests in such proposals that may be different from, or in addition to, your interests as a stockholder or warrant holder. These interests include, among other things:

•        the beneficial ownership of the Sponsor, of which all but one of Greenrose’s directors and all of its officers is directly or indirectly a member of, of an aggregate of 4,312,500 Founder Shares purchased by Sponsor for $25,000, which shares would become worthless if Greenrose does not complete a business combination within the applicable time period, as the initial stockholders have waived any right to redemption with respect to these shares. Such shares have an aggregate market value of approximately $43,470,000, based on the closing price of the Greenrose Common Stock of $10.08 on OTCQX on September 13, 2021;

•        the beneficial ownership of the Sponsor of an aggregate of 220,000 Private Units and 1,100,000 Private Warrants, which securities would become worthless if Greenrose does not complete a business combination within the applicable time period. Such securities have an aggregate market value, if converted to Public Units and Public Warrants of approximately $2,895,200, based on the closing price of the Public Units of $10.51 and Public Warrants of $0.53 on OTC on September 13, 2021;

•        Sponsor has loaned Greenrose an aggregate of $2,300,000, $0.3 million repayable in cash and $2,000,000 convertible loans which would, at the discretion of Sponsor, either be repaid upon completion of a business combination or converted into Private Units at a price of $10.00 per Private Unit and/or Private Warrants at a price of $1.00 per Private Warrant. If Greenrose does not complete a business combination within the applicable time period, it would not repay the loans and Sponsor would not receive any securities of Greenrose;

•        the continuation of each of the current directors of Greenrose, as directors of Greenrose following the consummation of the Business Combinations;

•        Greenrose’s Board will not receive reimbursement for any out-of-pocket expenses incurred by them on Greenrose’s behalf incident to identifying, investigating and consummating a business combination to the extent such expenses exceed the amount not required to be retained in the Trust Account, unless a business combination is consummated;

•        the continuation of each of William F. Harley III, Paul Otto Wimer, Brendan Sheehan and Daniel Harley, as executive officers of Greenrose is currently expected following the consummation of the Qualified Business Combinations; and

•        the continued indemnification of current directors and officers of Greenrose and the continuation of directors’ and officers’ liability insurance after the Qualified Business Combinations.

These interests may influence Greenrose’s directors in making their recommendation to vote in favor of the Qualified Business Combinations Proposal and the other proposals described in this proxy statement. You should also read the section titled “Proposal No. 2 — The Qualified Business Combinations Proposal — Interests of Greenrose Directors and Officers in the Qualified Business Combinations.”

At any time prior to the Special Meeting, during a period when they are not in possession of any material nonpublic information regarding the Company or its securities, the Sponsor, the Company’s officers and directors, each Target Business or their stockholders or members and/or their respective affiliates may purchase shares from institutional and other investors who vote, or indicate an intention to vote, against the Qualified Business Combinations Proposal, or execute agreements to purchase shares from such investors in the future, or they may enter into transactions with such investors and others to provide them with incentives to acquire shares of Common Stock or vote their shares in favor of the Qualified Business Combinations Proposal. The purpose of such share purchases and other transactions would be to increase the likelihood of satisfaction of the requirement that the holders of a majority of the shares entitled to vote at the Special Meeting to approve the Qualified Business Combinations Proposal vote in its favor and that the conditions to the Closing of the Qualified Business Combination otherwise will be met, where it appears that such requirements or conditions would otherwise not be met. While the exact nature of any such incentives has not been determined as of the date of this proxy statement, they might include, without limitation, arrangements to protect such investors or holders against potential loss in value of their shares, including the granting of put options and the transfer to such investors or holders of shares or warrants owned by the Company’s initial stockholders for nominal value.

Entering into any such arrangements may have a depressive effect on the Common Stock. For example, as a result of these arrangements, an investor or holder may have the ability to effectively purchase shares at a price lower than the then-current market price and may therefore be more likely to sell the shares he, she or it owns, either prior to or immediately after the annual meeting.

If such transactions are effected, the consequence could be to cause the Qualified Business Combination to be approved in circumstances where such approval could not otherwise be obtained. Purchases of shares by the persons described above would allow them to exert more influence over the approval of the Qualified Business Combinations Proposal and the other proposals to be presented at the Special Meeting and would likely increase the chances that such proposals would be approved. Moreover, any such purchases may make it more likely that the conditions to the Closing of the Qualified Business Combination are met.

No agreements dealing with the above arrangements or purchases have been entered into as of the date of this proxy statement.

The existence of financial and personal interests of the Sponsor or one or more of the Company’s directors may result in a conflict of interest on the part of such director(s) between what he, she or they may believe is in the best interests of the Company and its stockholders and what he, she or they may believe is best for himself or themselves in determining to recommend that stockholders vote for the proposals. In addition, the Company’s officers have interests in the Qualified Business Combination that may conflict with your interests as a stockholder.

Recommendation of the Board to Greenrose Stockholders

The Board believes that the Qualified Business Combinations Proposal and the other Transaction Proposals to be presented at the Special Meeting are fair to and in the best interest of the Company’s stockholders and unanimously recommends that its stockholders vote “FOR” the Extension Date Proposal, “FOR” the Qualified Business Combinations Proposal, “FOR” each of the Charter Proposals, “FOR” the Accountant Proposal, “FOR” the Director Election Proposal, “FOR” the Incentive Plan Proposal and “FOR” the Adjournment Proposal, if presented.

Greenrose’s Board of Directors’ Reasons for the Approval of the Qualified Business Combinations

After careful consideration, the Board of directors recommends that Greenrose stockholders vote “FOR” each Proposal being submitted to a vote of the Greenrose stockholders at the Greenrose special meeting.

For a description of Greenrose’s Board’s reasons for the approval of the Qualified Business Combinations and the recommendation of Board of directors, see the section entitled “Proposal Number 2 — The Qualified Business Combinations Proposal — Greenrose’s Board of Directors’ Reasons for the Approval of the Qualified Business Combinations.”

Redemption Rights

Holders of Public Shares may elect to have their shares redeemed for cash at the applicable redemption price per share calculated in accordance with our Amended and Restated Certificate of Incorporation. As of June 30, 2021, this would have amounted to approximately $10.05 per share (net of income and franchise taxes). It is anticipated that the per share redemption price will be approximately $10.15 (net of income and franchise taxes) at the Closing of the Qualified Business Combination, which is anticipated to occur during the fourth quarter of 2021.

If a stockholder exercises its redemption rights, then such stockholder will be exchanging its shares of Common Stock for cash and will no longer own shares of Common Stock and will not participate as a future shareholder of Greenrose. Our public stockholders are not required to affirmatively vote for or against the Qualified Business Combinations Proposal in order to redeem their shares of common stock for cash. This means that public stockholders who hold shares of our Common Stock on or before October 25, 2021 (two business days before the Special Meeting) will be eligible to elect to have their shares of Common Stock redeemed for cash in connection with the Special Meeting, whether or not they are holders as of the record date, and whether or not such shares are voted at the Special Meeting. To redeem their shares of Common Stock for cash, our public stockholders can demand Greenrose to convert their Public Shares into cash and tender their shares to Greenrose’s transfer agent in accordance with the procedures described herein. See the section entitled “Special Meeting of Greenrose Stockholders — Redemption Rights” for the procedures to be followed if you wish to redeem your shares for cash.

Tax Consequences of the Qualified Business Combinations

For a description of the material U.S. federal income tax consequences of the Business Combinations and the exercise of redemption rights, please see the information set forth in “Proposal No. 2 — The Qualified Business Combinations Proposal — Material U.S. Federal Income Tax Consequences of the Qualified Business Combinations.”

Anticipated Accounting Treatment of the Qualified Business Combinations

The Qualified Business Combinations will be accounted for as “forward mergers” in accordance with U.S. GAAP. The Qualified Business Combinations, including the True Harvest asset purchase, will be accounted for as Business Combinations under the scope of the Financial Accounting Standards Board’s (the “FASB”) Accounting Standards Codification 805, Business Combinations, or ASC 805 in which Greenrose will be the accounting acquirer. Under this method of accounting, the purchase price will be allocated to the assets acquired and any liabilities assumed based upon their fair values at the date of consummation of the Qualified Business Combinations. Greenrose has been determined to be the accounting acquirer based on evaluation of the following facts and circumstances: (i) existing stockholders will have the greatest voting interest in the Post-Combinations Company under the no redemption and maximum redemption scenarios; (ii) Greenrose will have the ability to nominate a majority of the members of the Board of Directors of the Post-Combinations Company; (iii) Greenrose’s senior management will be the senior management of the Post-Combinations Company; and (iv) Greenrose will retain the overall name of the Post-Combinations Company as well as its trading symbols. The preponderance of evidence as described above is indicative that Greenrose is the accounting acquirer in the Business Combinations.

Proxy Solicitation

The Company is soliciting proxies on behalf of its Board. Proxies may be solicited by mail, email, or telephone. The Company has engaged MacKenzie Partners, Inc. to assist in the solicitation of proxies.

Summary of the Risk Factors

In evaluating the proposals set forth in this proxy statement, you should carefully read this proxy statement, including the annexes and other documents referred to herein, for a discussion of factors, and especially consider the factors discussed in the section titled “Risk Factors.”

Some of the risks related to the Operating Companies’ business and industry are summarized below:

•        Greenrose may need to raise additional funding to expand the commercialization of their products and services and to expand its research and development efforts. This additional financing may not be available on acceptable terms, or at all.

•        The COVID-19 pandemic has and could continue to negatively affect various aspects of the Operating Company’s business, made it more difficult for them to market its products or meet its obligations to its customers, and result in reduced demand for their products and services, which could have a material adverse effect on the Operating Company’s business, financial condition, results of operations, or cash flows.

Emerging Growth Company

We are an “emerging growth company,” as defined in Section 2(a) of the Securities Act, as modified by the JOBS Act, and we may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies, including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), reduced disclosure obligations regarding executive compensation in our periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and stockholder approval of any golden parachute payments not previously approved. Following the Business Combinations, we expect that the Company will continue to be an emerging growth company.

Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a registration statement under the Securities Act declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. We have elected not to opt out of such extended transition period, which means that when a standard is issued or revised and it has different application dates for public or private companies, we, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of the Post-Combinations Company’s financial statements with those of another public company that is not an emerging growth company or is an emerging growth company that has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.

We will remain an emerging growth company until the earlier of: (1) the last day of the fiscal year (a) following the fifth anniversary of the closing of the IPO (December 31, 2025), (b) in which we have total annual gross revenue of at least $1.07 billion, or (c) in which we are deemed to be a large accelerated filer; and (2) the date on which we have issued more than $1.00 billion in non-convertible debt securities during the prior three-year period. References herein to “emerging growth company” have the meaning set forth in the JOBS Act.

MARKET PRICE, TICKER SYMBOL AND DIVIDEND INFORMATION

Greenrose

Greenrose’s units, common stock and public warrants are currently traded on the OTCQX under the symbols “GNRS.U”, “GNRS” and “GNRS.W,” respectively.

The closing price of the units, common stock and public warrants on March 12, 2021, the last trading day before announcement of the execution of the Business Combination Agreements, was $12.23, $10.08, and $1.25, respectively. As of September 23, 2021 the record date for the Special Meeting, the most recent closing price of the units, common stock and public warrants was $10.46, $10.07 and $0.53, respectively.

Holders of the units, Class A ordinary shares and public warrants should obtain current market quotations for their securities. The market price of Greenrose’s securities could vary at any time before the Business Combination.

Holders

As of December 31, 2020, there were two holders of record of Greenrose’s units, two holders of record of Greenrose’s common stock and two holders of record of Greenrose’s public warrants. The number of holders of record does not include a substantially greater number of “street name” holders or beneficial holders whose units, common stock and public warrants are held of record by banks, brokers and other financial institutions.

Dividend Policy

Greenrose has not paid any cash dividends on its common stock to date and does not intend to pay cash dividends prior to the completion of the Business Combinations. The payment of cash dividends in the future will be dependent upon Greenrose’s revenues and earnings, if any, capital requirements and general financial condition subsequent to completion of the Business Combinations. The payment of any cash dividends subsequent to the Business Combinations will be within the discretion of Greenrose’s board of directors. Greenrose’s ability to declare dividends may also be limited by restrictive covenants pursuant to any debt financing.

Theraplant

Historical market price information for Theraplant’s membership interests is not provided because there is no public market for any membership interest of Theraplant.

True Harvest

Historical market price information for True Harvest’s equity interests is not provided because there is no public market for any security of True Harvest.

QUESTIONS AND ANSWERS ABOUT THE PROPOSALS

The following questions and answers below briefly address some commonly asked questions about the proposals to be presented at the Special Meeting of the Greenrose stockholders, including with respect to the proposed Qualified Business Combinations. The following questions and answers do not include all the information that is important to the stockholders of Greenrose. We urge the stockholders of Greenrose to read carefully this entire proxy statement, including the annexes and other documents referred to herein to fully understand the proposed Qualified Business Combination and the voting procedures for the Special Meeting.

Q:     Why am I receiving this proxy statement?

A:     Greenrose and each of the Target Businesses have agreed to a business combination under the terms of the Business Combination Agreements that are described in this proxy statement. A copy of each Business Combination Agreement is attached to this proxy statement as Annex B and Annex C and we encourage you to read the Qualified Business Combination Agreements in their entirety, along with the Theraplant Amendment No 1 and True Harvest Amendment No. 1, attached to this proxy statement in Annex D and Annex E, respectively. Our stockholders are being asked to consider and vote upon a proposal to approve and adopt the Business Combination Agreements and the Qualified Business Combinations. We refer to this proposal as the Qualified Business Combinations Proposal. See the section entitled “Proposal No. 2 — The Qualified Business Combinations Proposal” for more information.

Q:     When and where is the Special Meeting?

A:     In light of public health concerns regarding the coronavirus (COVID-19) pandemic, the Special Meeting will be held via live webcast at https://www.virtualshareholdemeeting.com/GRNS2021SM on October 27, 2021, at 9:00 a.m. Eastern Time. The Special Meeting can be accessed by visiting https://www.virtualshareholdermeeting.com/GNRS2021SM, where you will be able to listen to the meeting live and vote during the meeting. Please note that you will only be able to access the Special Meeting by means of remote communication.

Q:     Are there any other proposals on which I am being asked to vote at the Special Meeting?

A:     In addition to the Qualified Business Combinations Proposal, our stockholders are being asked to vote on the following proposals:

The Charter Proposals — to consider and vote upon separate proposals to amend and restate Greenrose’s existing Amended and Restated Certificate of Incorporation with the Proposed Charter, which amendments would:

(i)     increase the number of shares of Common Stock, par value $0.0001 per share, that Greenrose is authorized to issue from 70,000,000 to 150,000,000;

(ii)    include a provision to allow for the redemption of Greenrose common stock from stockholders who are deemed “Unsuitable Persons” according to applicable regulations, such that Greenrose would be ineligible to obtain a cannabis license;

(iii)   change the stockholder vote required to amend certain provisions contained in the Proposed Charter from 65% to 50%; and

(iv)   change the name of the Company from “Greenrose Acquisition Corp.” to “The Greenrose Holding Company Inc.” We refer to these proposals collectively as the “Charter Proposals.” A copy of the form of the Proposed Charter is attached hereto as Annex F. See the section entitled “The Charter Proposals” for more information;

The Accountant Proposal — to consider and vote upon a proposal to ratify the change of the Company’s independent registered public accounting firm from Marcum LLP to Macias Gini & O’Connell, LLP. We refer to this proposal as the “Accountant Proposal.” See the section entitled “The Accountant Proposal” for more information;

The Director Election Proposal — to consider and vote upon a proposal to re-elect Steven Cummings and John Falcon, the Class A Directors, to serve as members of the Company’s board of directors for a three-year term until the Company’s 2024 annual meeting of stockholders, or their earlier resignation or removal. We refer to this proposal as the “Director Election Proposal.” See the section entitled “The Director Election Proposal” for more information;

The Incentive Plan Proposal — to consider and vote upon a proposal to approve and adopt the Equity Incentive Plan, a copy of which is attached hereto as Annex G, including the authorization of the initial share reserve under the Incentive Plan. We refer to this proposal as the “Incentive Plan Proposal.” See the section entitled “The Incentive Plan” for more information; and

The Adjournment Proposal — to consider and vote upon a proposal to adjourn the Special Meeting to a later date or dates (i) to ensure that any supplement or amendment to the accompanying proxy statement that the Board has determined in good faith is required by applicable law to be disclosed to the Company stockholders and for such supplement or amendment to be promptly disseminated to Company stockholders prior to the Special Meeting, (ii) if, as of the time for which the Special Meeting is originally scheduled, there are insufficient shares of common stock represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Special Meeting or (iii) to permit further solicitation and vote of proxies if there are insufficient votes for, or otherwise in connection with, the approval of the Business Combinations Proposal, the Charter Proposals, the Accountant Proposal, the Director Election Proposal or the Incentive Plan Proposal. We refer to this proposal as the “Adjournment Proposal.” See the section entitled “The Adjournment Proposal” for more information.

Greenrose will hold the Special Meeting to consider and vote upon these proposals. This proxy statement contains important information about the proposed Qualified Business Combinations and the other matters to be acted upon at the annual meeting. Stockholders should read it carefully.

The vote of stockholders is important. Regardless of how many shares you own, you are encouraged to vote as soon as possible after carefully reviewing this proxy statement.

Q:     What constitutes a quorum at the Special Meeting?

A:     Holders of a majority in voting power of Greenrose Common Stock issued and outstanding and entitled to vote at the Special Meeting constitute a quorum. In the absence of a quorum, the chairman of the meeting has the power to adjourn the Special Meeting. As of the record date, 10,946,251 shares of Common Stock would be required to achieve a quorum assuming Greenrose has 4,532,500 shares of common stock issued and outstanding.

Q:     What stockholder vote thresholds are required for the approval of each proposal brought before the Special Meeting?

A:     The Qualified Business Combinations Proposal.    The approval of the Qualified Business Combinations Proposal will require the affirmative vote of the holders of a majority of the outstanding shares of Greenrose Common Stock present and entitled to vote at the Special Meeting to approve the Business Combinations. The Sponsor owns an aggregate of 4,532,500 shares of Common Stock of Greenrose, representing 20.7% of the outstanding Greenrose common stock, and has agreed to vote in favor of the Business Combinations Proposal; the holders of underwriter shares own an aggregate of 110,000 shares of Common Stock, representing 0.5% of the outstanding Common Stock, and the Company anticipates they will vote in favor of the Qualified Business Combinations Proposal; as a result, only 6,303,751 public shares, or approximately 28.8% of the public shares, are required to be voted in favor of the proposal in order for it to be approved (assuming all outstanding shares are present and entitled to vote). If the Business Combinations Proposal is approved, and giving effect to the acquisitions of Theraplant and True Harvest and assuming no redemptions, the percentage equity stakes of current stockholders of Greenrose and its Sponsor would be reduced due to the issuance to Theraplant equity holders of an aggregate 5,000,000 shares of Greenrose Common Stock. The equity holders of Theraplant will in the aggregate own upon closing 19% of the common stock of Greenrose on a primary, non-diluted basis, and Greenrose’s Sponsor will own 17% on a primary, non-diluted basis. If Greenrose Common Stock is issued in the PIPE Financing, the primary holdings of Greenrose stockholders prior to the Business Combination on a percentage basis will be further reduced.

The Charter Proposals.    The approval of each of the Charter Proposals will require the affirmative vote of the holders of a majority of the outstanding shares of Greenrose Common Stock on the record date.

The Accountant Proposal.    The approval of a change of the Company’s independent registered public accounting firm from Marcum LLP to Macias Gini & O’Connell, LLP requires the affirmative vote of the holders of a majority of the outstanding shares of Greenrose Common Stock present and entitled to vote at the Special Meeting.

The Director Election Proposal.    The election of directors requires a plurality vote of the Greenrose Common Stock present and entitled to vote at the Special Meeting. A plurality means that the individuals who receive the largest number of votes cast “FOR” are elected as directors.

The Incentive Plan Proposal.    The approval of the Incentive Plan Proposal will require the affirmative vote of the holders of a majority of the outstanding shares of Greenrose Common Stock present and entitled to vote at the Special Meeting.

The Adjournment Proposal.    The approval of the Adjournment Proposal will require the affirmative vote of the holders of a majority of the outstanding shares of Greenrose Common Stock present and entitled to vote at the Special Meeting.

Q:     What are the Business Combinations?

A:     Greenrose has entered into four separate Business Combination Agreements. However, it is expected that we will be able to complete the Theraplant Merger and the True Harvest asset purchase (collectively, Theraplant and True Harvest Businesses are referred to in this proxy statement as The Qualified Business Combinations) prior to the Shango Merger and Futureworks Merger due to the time it is expected to take to obtain regulatory approval from multiple state regulatory authorities with respect to the Shango Merger and Futureworks Merger. After careful consideration of the various relevant factors, the Company’s board of directors concluded that the Theraplant Merger taken together with the True Harvest Merger met all of the requirements for “Target Businesses” Qualified Business Combination transaction disclosed in the prospectus for the Company’s initial public offering and Greenrose’s Amended and Restated Certificate of Incorporation, including that Theraplant, individually and taken together with True Harvest, have a fair market value equal to at least 80% of the balance of the funds in the Trust Account (excluding the amount of deferred underwriting commissions held in trust) at the time of the execution of the Business Combination Agreements. As a result, the holders of our common stock will be able to exercise their redemption rights in accordance with our Amended and Restated Certificate of Incorporation in connection with the Special Meeting. See the section entitled “The Qualified Business Combinations Proposal — Greenrose’s Board of Directors’ Reasons for Approval of the Qualified Business Combinations,” and the section entitled “The Qualified Business Combinations Proposal — Structure of the Qualified Business Combinations” for more information. Please see the answer to the question: “How do I exercise my redemption rights?” for the procedure to exercise your redemption rights.

Q:     Is it possible that the Qualified Business Combination will be completed, but the Shango Merger and/or the Futureworks Merger might not be completed?

A:     Yes. Once the Theraplant and True Harvest Business Combinations are completed, it is possible that we may be unable to complete the Shango Merger and/or the Futureworks Merger if the conditions to closing one or both of those transactions are not satisfied or waived.

Q:     Are the proposals in this proxy statement conditioned on one another?

A:     The Closing of the Qualified Business Combinations is conditioned on approval of the Qualified Business Combinations Proposal. If any of the proposals is not approved or the director nominees are not elected and the applicable closing condition in the applicable Qualified Business Combination Agreements is not waived, the remaining proposals will not be presented to stockholders for a vote.

Q:     Will the Company obtain new financing in connection with the Business Combinations?

A:     Yes. Greenrose anticipates closing the PIPE Financing in connection with the Qualified Business Combinations, pursuant to which the PIPE are anticipated to have agreed to: Greenrose debt securities in an aggregate of $78,100,000 of senior secured debt net of $3,124,000 of original issue discount (the “PIPE Financing”). The purpose of the PIPE Financing is to ensure that Greenrose has sufficient funds to complete the Qualified Business Combinations and sufficient capital for use by Greenrose following the Closing of the Qualified Business Combinations.

Q:     How much cash will be available to Greenrose after the Qualified Business Combinations?

A:     Assuming the closing of the PIPE Financing and Qualified Business Combination only, and also assuming maximum redemptions, only cash from Theraplant and True Harvest ($4.0 million as of June 30, 2021) will remain for Greenrose to complete the Shango Merger and the Futureworks Merger and for general corporate purposes and working capital. Assuming the Closing of the PIPE Financing and Qualified Business Combination only, and also assuming minimum redemptions, $108.2 million of cash will remain for Greenrose to complete the Shango Merger and the Futureworks Merger and for general corporate purposes and working capital.

Q:     To what extent will Greenrose need to secure additional financing after the Qualified Business Combinations?

A:     Assuming the closing of the PIPE Financing and Qualified Business Combination only, and also assuming maximum Redemptions, Greenrose would need to secure additional financing in the amount of approximately $50,000,000 in order to complete the transactions of Shango and Futureworks. Assuming the closing of the PIPE Financing and Qualified Business Combination only, and also assuming minimum redemptions, Greenrose would not need to secure additional financing.

Q:     Following the Qualified Business Combinations, will the Company’s securities continue to trade on a stock exchange or other market?

A:     Yes. Because the Qualified Business Combinations involve entities that do business involving cannabis, Greenrose voluntarily delisted from NASDAQ. Greenrose’s common stock is now included for quotation on the OTCQX Best Market under the symbol “GNRS” and will continue to do so following the Qualified Business Combinations. The Company also anticipates applying for listing on the NEO Exchange.

Greenrose anticipates listing its Common Stock and Warrants on the NEO Exchange to broaden the marketplaces where its securities are traded and to accommodate investors in Canada, where Greenrose anticipates there will be significant investor interest. Greenrose has not yet made an application for listing its securities on the NEO Exchange, and there can be no assurance Greenrose’s application for listing if made will be approved by the NEO Exchange. Greenrose has reviewed with representatives of the NEO Exchange the listing criteria expected to be applicable to Greenrose’s application for listing, and believes Greenrose meets applicable NEO Exchange listing criteria.

Q:     Will the management of Greenrose change in the Qualified Business Combinations?

A:     No. We expect the following officers of Greenrose will continue to hold their respective offices after the completion of the Qualified Business Combination: William F. Harley III, Chief Executive Officer; Jeffrey Stegner, Chief Financial Officer; Paul Otto Wimer, as President and Chief Operating Officer.

Q:     What equity stake will current stockholders of Greenrose and our Sponsor hold in Greenrose after the closing?

A:     It is anticipated that, upon the completion of all the Qualified Business Combination, and assuming there are no Redemptions, Greenrose’s stockholders (other than Sponsor) will retain an ownership interest of approximately 79% of the outstanding capital stock of Greenrose, and the Sponsor will retain an ownership interest of approximately 20.7%.

Q:     What conditions must be satisfied to complete the Qualified Business Combinations?

A:     There are a number of closing conditions in the Qualified Business Combination Agreements, including that our stockholders have approved the Business Combinations and regulatory clearances for license transfers are completed in accordance with applicable law. See the section entitled “Conditions to Closing of each of the Business Combinations and Termination of each of the Business Combination Agreements” for more information.

Q:     Why is Greenrose providing stockholders with the opportunity to vote on the Qualified Business Combinations?

A:     Under the DGCL and our Amended and Restated Certificate of Incorporation, we must provide all holders of our public shares with the opportunity to have their public shares redeemed upon the consummation of our initial business combination either in conjunction with a tender offer or in conjunction with a stockholder vote. For legal and other reasons, we have elected to provide our stockholders with the opportunity to have their public shares redeemed in connection with a stockholder vote rather than a tender offer. Therefore, we are seeking to obtain the approval of our stockholders of the Qualified Business Combinations Proposal in order to allow our public stockholders to vote upon the Qualified Business Combinations and, if they so elect, to effectuate redemptions of their public shares in connection with the closing of the Qualified Business Combinations.

Q:     I am a Greenrose Warrant holder. Why am I receiving this proxy statement?

A:     The holders of Warrants are entitled to purchase Common Stock at a purchase price of $11.50 per share beginning 30 days after the closing of the Qualified Business Combination. This proxy statement includes important information about Greenrose and the business of Greenrose and its subsidiaries following the Closing of the Qualified Business Combination. Because holders of Warrants will be entitled to purchase Common Stock beginning 30 days after the closing of the Qualified Business Combination, we urge you to read the information contained in this proxy statement carefully.

Q:     How has the announcement of the Business Combinations affected the trading price of the Company’s Common Stock?

A:     On Friday, March 12, 2021, the trading date before the public announcement of the Business Combinations, the trading price was $10.08 per share. On September 13, 2021, the trading price was $10.08.

Q:     Why is the Company proposing the Charter Proposals?

A:     The Proposed Charter that we are asking our stockholders to adopt in connection with the Qualified Business Combinations provides for certain amendments to our existing Amended and Restated Certificate of Incorporation. Pursuant to Delaware law and the Business Combination Agreements, we are required to submit the Charter Proposals to the Company’s stockholders for adoption. For additional information please see the section entitled “Proposal No. 3 — The Charter Proposals.”

Q:     What amendments will be made to the Company’s existing Amended and Restated Certificate of Incorporation?

A:     We are asking stockholders to approve the Proposed Charter that will be effective upon the consummation of the Qualified Business Combination. The Proposed Charter provides for various changes that the Board believes are necessary to address the needs of the Post-Combinations Company, including, among other things: (i) the extension of the date by which the Company has to consummate the Qualified Business Combination an additional 48 days from October 13, 2021 to November 30, 2021 or commence winding up and liquidation; (ii) the increase in the number of shares of Common Stock, par value $0.0001 per share, that Greenrose is authorized to issue from 70,000,000 to 150,000,000 (the “Share Increase Proposal”); (iii) to include a provision to allow for the redemption of Greenrose Common Stock from shareholders who are deemed unsuitable and would make Greenrose ineligible to obtain a cannabis license (the “Unsuitable Person Redemption Proposal”); (iv) the change in the stockholder vote required to amend certain provisions contained in the Proposed Charter relating to Greenrose’s transition to an operating Company upon completion of the Qualified Business Combination (the “Transition to Operating Company Charter Amendment Proposal”); and (v) the corporate name change from “Greenrose Acquisition Corp.” to “The Greenrose Holding Company Inc.” (the “Name Change Proposal”).

For additional information, see the section titled “The Charter Amendment Proposal.”

Q:     Why should you vote for the Extension Amendment Proposal?

A:     Our Board believes stockholders will benefit from the Company consummating the Qualified Business Combinations, and we are proposing the Extension Amendment Proposal to extend the date by which the Company has to complete the Qualified Business Combination until the Extended Date to provide additional time to obtain regulatory clearances and satisfy each of the other closing conditions related thereto.

Given the Company’s expenditure of time, effort and money on searching for potential business combination opportunities, circumstances warrant providing public stockholders an additional period of time to consider the proposed Qualified Business Combinations.

Q:     What happens if the Extension Amendment is not Approved?

A:     If the Extension Amendment Proposal is not approved by October 13, 2021 (whether at the Special Meeting or an adjourned meeting upon approval of the Adjournment Proposal), the Extension will not be implemented and, unless Greenrose exercises its right to extend the Termination Date for one additional one-month periods in accordance with its Current Charter by depositing $569,250 in the Trust Account for each one month extension of the Expiration Date (the Company currently expects the Sponsor to exercise such one month extension on behalf of the Company), we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten Business Days thereafter, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including the interest earned thereon but net of taxes payable, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

If the Extension Amendment Proposal is not approved, and the Qualified Business Combinations are not approved prior to October 13, 2021 (or, November 13, 2021 if the Sponsor exercises an additional one month extension on behalf the Company), Greenrose anticipates it will cease operations and commence liquidation.

Q:     What interests do the Company’s directors and officers have in the approval of the Extension Amendment Proposal?

A:     The Company’s directors, officers and their affiliates have interests in the Extension Amendment Proposal that may be different from, or in addition to, your interests as a stockholder. These interests include, but are not limited to, beneficial ownership of interests in the Sponsor, private placement shares, and warrants that will become worthless if the Extension Amendment Proposal is not approved and the Company is unable to complete the Qualified Business Combinations prior to October 13, 2021 (or, November 13, 2021 if the Sponsor exercises an additional one month extension on behalf the Company), loans by the Sponsor that will not be repaid in the event of our winding up, and the possibility of future compensatory arrangements will cease to exist.

Q:     What happens to the Warrants if the Extension Amendment is approved?

A:     If the Extension Amendment Proposal is approved, the Company will continue to attempt to consummate the Qualified Business Combination until the Extended Date. The Warrants will remain outstanding in accordance with their terms during any extension period.

Q:     Why is the Company proposing the Accountant Proposal to Change the Accountants to MGO?

A:     The proposed new accounting firm performed audits of three of the Targets proposed for approval in the Qualified Business Combinations Proposal. The Company believes the proposed new accountant is well positioned based on such experience to serve as the Company’s independent auditor after consummation of the Qualified Business Combinations. There is no disagreement or difference in opinion between the Company and its current independent auditor. Please see the section entitled “Proposal 4 — Accountant Proposal” for additional information.

Q:     Why is the Company proposing the Director Election Proposal?

A:     The Special Meeting will be held in lieu of our annual meeting at which our directors are typically voted on and elected. As a result, the Company is putting forth the two director nominees that would otherwise have been up for election at this year’s annual meeting at this Special Meeting to enable our stockholders to vote upon the election of these directors. Please see the section entitled “Proposal No. 5 — Election of Directors to the Board of Directors” for additional information.

Q:     Why is the Company proposing the Incentive Plan Proposal?

A:     The purpose of the Incentive Plan Proposal is to further align the interests of the eligible employees, officers, directors and consultants with those of our stockholders by providing such eligible participants long-term incentive compensation opportunities tied to the performance of the Company. Please see the section entitled “Proposal No. 6 — The Incentive Plan Proposal” for additional information.

Q:     Why is the Company proposing the Adjournment Proposal?

A:     We are proposing the Adjournment Proposal to allow the adjournment of the Special Meeting to a later date or dates (i) to ensure that any supplement or amendment to this proxy statement that the Board has determined in good faith is required by applicable law to be disclosed to Company stockholders and for such supplement or amendment to be promptly disseminated to Company stockholders prior to the Special Meeting, (ii) if, as of the time for which the Special Meeting is originally scheduled, there are insufficient shares of common stock represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Special Meeting or (iii) to permit further solicitation of proxies in the event that there are insufficient votes for, or otherwise in connection with the approval of the Business Combinations Proposal, the Charter Approval Proposal, the Director Election Proposal or the Incentive Plan Proposal, but no other proposal if the Business Combinations Proposal, the Charter Approval Proposal, the Director Election Proposal and the Incentive Plan Proposal are approved. Please see the section entitled “Proposal No. 7 — The Adjournment Proposal” for additional information.

Q:     What happens if I vote against the Qualified Business Combinations Proposal?

A:     If you vote against the Qualified Business Combinations Proposal but the Qualified Business Combinations Proposal still obtains the affirmative vote of a majority of the votes cast by holders of our outstanding shares of common stock present and entitled to vote at the Special Meeting, then the Qualified Business Combinations Proposal will be approved. and, the satisfaction or waiver of the other conditions to closing, the Qualified Business Combinations will be consummated in accordance with the terms of the Business Combination Agreements. If the Qualified Business Combinations Proposal is not approved by a majority vote of our outstanding shares present and entitled to vote at the Special Meeting, the Company may be required to commence liquidation and winding up.

Q:     Did the Company’s Board obtain a third-party valuation or fairness opinion in determining whether or not to proceed with the Business Combinations?

A:     No. Our Amended and Restated Certificate of Incorporation does not require our Board to seek a third-party valuation or fairness opinion in connection with the Qualified Business Combinations, and no fairness opinion was obtained. Accordingly, investors will be relying solely on the judgment of our Board in valuing each of Theraplant and True Harvest and assuming the risk that our Board may not have properly valued the Qualified Business Combination Businesses. For a complete discussion of the factors utilized by Greenrose’s Board of Directors in approving the Qualified Business Combinations, see the section entitled “The Qualified Business Combinations Proposal.”

Q:     How many votes do I have at the Special Meeting?

A:     Greenrose stockholders are entitled to one vote at the Special Meeting for each share of Common Stock held of record as of September 23, 2021, the record date for the Special Meeting. As of the date of this proxy statement, there were 21,892,500 outstanding shares of Greenrose Common Stock.

Q:     How do I vote?

A:     If you were a holder of record of our Common Stock on September 23, 2021, the record date for the Special Meeting, you may vote with respect to the proposals in person via the virtual meeting platform at the Special Meeting, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Voting by Mail.    By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Special Meeting in the manner you indicate. We encourage you to sign and return the proxy card even if you plan to attend the Special Meeting so that your shares will be voted if you are unable to attend the Special Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by 9:00 a.m. Eastern Time on October 27, 2021.

Voting at the Special Meeting via the Virtual Meeting Platform.    If you attend the Special Meeting and plan to vote in person via the virtual meeting platform, you will be provided with explicit instructions on how to vote in person via the virtual meeting platform. If your shares are registered directly in your name, you are considered the stockholder of record and you have the right to vote in person via the virtual meeting platform at the Special Meeting. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should follow the instructions provided by your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the record holder of your shares with instructions on how to vote your shares or, if you wish to attend the Special Meeting and vote in person via the virtual meeting platform, you will need to contact your broker, bank or nominee to obtain a legal proxy that will authorize you to vote these shares.

Q:     May Greenrose, the Sponsor or Greenrose’s directors, officers, advisors or their affiliates purchase shares in connection with the Qualified Business Combinations?

A:     In connection with the stockholder vote to approve the proposed Qualified Business Combinations, our Sponsor, directors or officers or their respective affiliates may privately negotiate transactions to purchase shares from stockholders who would have otherwise elected to have their shares redeemed; provided, however, that none of our directors or officers or their respective affiliates will make any such purchases when they are in possession of any material nonpublic information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act. Such a purchase may include a contractual acknowledgement that such selling stockholder, although still the record holder of our shares, is no longer the beneficial owner thereof and therefore agrees not to exercise its redemption rights and could include a contractual provision that directs such selling stockholder to vote such shares in a manner directed by the purchaser.

Q:     How will the Sponsor, directors and officers vote?

A:     Currently, our Sponsor, directors and officers own approximately 20.7% of our issued and outstanding shares of common stock, including all of the Founder’s Shares, and will be able to vote all such shares at the Special Meeting. Our Sponsor and each of our directors and officers have agreed to vote the shares of common stock held by them in favor of the Qualified Business Combinations Proposal and have indicated that they will vote in favor of each of the other proposals and for the two director nominees.

Q:     What interests do Greenrose’s current directors and officers have in the Qualified Business Combinations?

A:     The Sponsor, members of Greenrose’s Board and its executive officers have interests in the Qualified Business Combinations that are different from or in addition to (and which may conflict with) your interest. These interests include, among other things:

•        If the Qualified Business Combinations or another business combination are not consummated by October 13, 2021 (or, November 13, 2021 if the Sponsor exercises an additional one month extension on behalf the Company or such later date as may be approved by the Company’s stockholders), the Company will cease all operations except for the purpose of winding up, redeeming 100% of the outstanding public shares for cash and, subject to the approval of its remaining stockholders and its board of directors, dissolving and liquidating. In such event, the 4,312,500 sponsor shares held by the Sponsor and the Company’s directors and officers, which were acquired for an aggregate purchase price of $25,000 prior to the Company’s initial public offering, would be worthless because the holders are not entitled to participate in any redemption or distribution with respect to such shares. On the other hand, if the Qualified Business Combinations are consummated, each outstanding sponsor share will continue to be outstanding. Such sponsor shares had an aggregate market value of $43,470,000 based upon the closing price of $10.08 per share on OTCQX on September 13, 2021.

•        The beneficial ownership of the Sponsor of an aggregate of 220,000 Private Units, which securities would become worthless if Greenrose does not complete a business combination within the applicable time period. Such securities have an aggregate market value, if converted to Public Units of approximately $2,312,200, based on the closing price of the Public Units of $10.51 on OTC on September 13, 2021;

•        The Sponsor, which is affiliated with certain of the Company’s directors and officers, purchased an aggregate of 1,100,000 private warrants from the Company for an aggregate purchase price of approximately $1,100,000 (or $1.00 per warrant). These purchases took place on a private placement basis simultaneously with the consummation of the Company’s initial public offering. All of the proceeds the Company received from these purchases were placed in the Trust Account. Such warrants had an aggregate market value of $583,000 based upon the closing price of $0.53 per warrant on OTCQX on September 13, 2021, if they were converted to a public warrant. The private warrants will become worthless if the Company does not consummate a business combination by October 13, 2021 (or, November 13, 2021 if the Sponsor exercises an additional one month extension on behalf the Company or such later date as may be approved by Company stockholders in an amendment to its amended and restated certificate of incorporation). In addition, the Sponsor has advanced to the Company an aggregate of $2,000,000 in notes convertible into Greenrose Units at $10.00 per Unit or into Warrants to purchase Greenrose stock at a price of $1.00 per Warrant. The notes will become worthless if the Company does not consummate a business combination by October 13, 2021 (or such later date as described above).

•        If the Company is unable to complete a business combination within the required time period, the Sponsor will be personally liable under certain circumstances described herein to ensure that the proceeds in the Trust Account are not reduced by the claims of Target Businesses or claims of vendors or other entities that are owed money by the Company for services rendered or contracted for or products sold to the Company. If the Company consummates a business combination, on the other hand, the Company will be liable for all such claims.

•        The Sponsor and the Company’s directors and officers and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on the Company’s behalf, such as identifying and investigating possible business targets and business combinations. However, if the Company fails to consummate an initial business combination within the required period, they will not have any claim against the Trust Account for reimbursement. Accordingly, the Company may not be able to reimburse these expenses if the Qualified Business Combination or another business combination is not completed by October 13, 2021 (or, November 13, 2021 if the Sponsor exercises an additional one month extension on behalf the Company or such later date as may be approved by the Company’s stockholders in an amendment to its amended and restated certificate of incorporation).

•        It is currently contemplated that William F. Harley III, Brendan Sheehan, Thomas Megale, Daniel Harley, John Torrance III, Steven Cummings and John Falcon, all of which are currently directors of the Company, will continue to be directors of the Company after the Closing of the Qualified Business Combination (assuming that the director election proposal is approved as described in this proxy statement). Thomas Megale, John Torrance III, Steven Cummings, and John Falcon are non-executive directors who it is anticipated will each receive any cash fees, stock options or stock awards that our board of directors determines to pay to its non-executive directors.

•        Each Qualified Business Combination Agreement provides for the continued indemnification of the Company’s current directors and officers and the continuation of directors and officers liability insurance covering the Company’s current directors and officers.

•        The Company’s officers and directors (or their affiliates) may make loans from time to time to the Company to fund certain capital requirements. As of the date of this proxy statement, no such loans have been made, but loans may be made after the date of this proxy statement. If the Business Combinations are not consummated, the loans will not be repaid and will be forgiven except to the extent there are funds available to the Company outside of the Trust Account.

Q:     What happens if I sell my shares of common stock before the Special Meeting?

A:     The record date is earlier than the date of the Special Meeting. If you transfer your shares of common stock after the record date, but before the Special Meeting, unless the transferee obtains from you a proxy to vote those shares, you will retain your right to vote at the Special Meeting. However, you will not be able to seek redemption of your shares because you will no longer be able to deliver them for cancellation upon consummation of the Qualified Business Combination in accordance with the provisions therein. If you transfer your shares of common stock prior to the record date, you will have no right to vote those shares at the Special Meeting.

Q:     What happens to the funds deposited in the Trust Account after consummation of the Business Combinations?

A:     Of the net proceeds of the IPO and simultaneous private placement of Private Warrants, $172.5 million was placed in the Trust Account immediately following the IPO. After consummation of the Qualified Business Combinations, the funds in the Trust Account will be used to pay, on a pro rata basis, holders of the Public Shares who exercise redemption rights, to finance the Business Combinations and to pay fees and expenses incurred in connection with the Business Combinations (including aggregate fees of approximately $3.5 million to the Underwriters of the IPO as deferred underwriting commissions) and to provide working capital for general corporate purposes. On September 8, 2021, the Company extended the expiration date of the Company to October 13, 2021 by paying $569,250 into the Trust Account. The Company expects the Sponsor to extend the expiration date of the Company to November 13, 2021 by paying an additional $569,250 into the Trust Account.

Q:     What happens if a substantial number of public stockholders vote in favor of the Qualified Business Combinations Proposal and exercise their redemption rights?

A:     Greenrose’s public stockholders may vote in favor of the Qualified Business Combinations and still exercise their redemption rights, although they are not required to vote in any way to exercise such redemption rights. Accordingly, the Qualified Business Combinations may be consummated even though the funds available from the Trust Account and the number of public stockholders are substantially reduced as a result of redemption by public stockholders. If the amount of redemptions require additional financings to fund the acquisitions of Shango and THC, the Company will seek to raise incremental funds through debt and equity financings which may not be available on terms acceptable to the Company, or may not be available at all.

Q:     When do you expect the Qualified Business Combinations to be completed?

A:     It is currently anticipated that the Qualified Business Combinations will be consummated promptly following the Special Meeting, which is scheduled for October 27, 2021, assuming the Qualified Business Combinations Proposal is approved at the Special Meeting; however, such meeting could be adjourned or postponed to a later date, as described elsewhere in this proxy statement. The closing of the Qualified Business Combinations could also be delayed if each of the applicable closing conditions for each of the Theraplant Merger and the True Harvest Merger have not then been satisfied or waived. After consummation of the Qualified Business Combination, Greenrose anticipates closing each of the Shango and Futureworks acquisitions in accordance with their respective terms and conditions, which include in each such compliance with applicable State and local regulatory approvals of license transfers. Regulatory approvals are currently anticipated to require for Futureworks and Shango respectively, approximately 120-180 days from commencement of the regulatory approval applications. For a description of the conditions for the completion of the Qualified Business Combinations, see the section entitled “The Merger Agreement — Conditions to the Closing of the Qualified Business Combinations.”

Q:     What happens if I fail to take any action with respect to the Special Meeting?

A:     If you fail to take any action with respect to the Special Meeting and the Qualified Business Combinations are approved by stockholders and consummated, you will continue to be a holder of Greenrose common stock or warrants, as applicable, and the business of each of the Theraplant and True Harvest will become the business of Greenrose. As a corollary, failure to deliver your stock certificate(s) to Greenrose’s transfer agent (either physically or electronically) no later than two Business Days prior to the Special Meeting means you will not have any right in connection with the Qualified Business Combinations to redeem your shares into a pro rata share of the funds held in Greenrose’s Trust Account.

If you fail to take any action with respect to the Special Meeting and the Qualified Business Combinations Proposal is not approved, you will continue to be a stockholder and/or warrant holder of Greenrose, as applicable. If Greenrose does not complete an initial business combination by October 13, 2021 (or, November 13, 2021 if the Sponsor exercises an additional one month extension on behalf the Company or such later date as may be approved by the Greenrose stockholders in an amendment to its Amended and Restated Certificate of Incorporation), Greenrose must cease all operations except for the purpose of winding up, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to an amount then held in the Trust Account (net of taxes payable and certain dissolution expenses), and as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate.

Q:     Do I have redemption rights?

A:     Pursuant to Greenrose’s existing Amended and Restated Certificate of Incorporation, holders of public shares may elect to have all or a portion of their shares redeemed for cash at the applicable redemption price per share calculated in accordance with Greenrose’s Amended and Restated Certificate of Incorporation, provided that you follow the procedures and deadlines described elsewhere in this proxy statement. If you wish to exercise your redemption rights, please see the answer to the question: “How do I exercise my redemption rights?”

Q:     Is there a limit on the total number of shares that can be redeemed?

A:     Yes. Pursuant to Greenrose Amended and Restated Certificate of Incorporation, the Company will not consummate any Business Combination unless it has net tangible assets of at least $5,000,001 upon consummation of such Business Combination.

Q:     Will how I vote affect my ability to exercise redemption rights?

A:     No. You may exercise your redemption rights whether or not you vote your shares of Greenrose common stock “FOR” or “AGAINST” the Business Combinations Proposal or any other proposal described by this proxy statement. As a result, the Business Combination Agreements can be approved by stockholders who will redeem their shares and no longer remain stockholders, leaving stockholders who choose not to redeem their shares holding shares in a company with a potentially less liquid trading market and fewer stockholders.

Q:     How do I exercise my redemption rights?

A:     In order to exercise your redemption rights, you must, prior to 5:00 p.m., eastern time, on October 25, 2021, two Business Days before the Special Meeting), tender your shares physically or electronically and submit a request in writing that we redeem your public shares for cash to Corporation Service Company, our transfer agent at:

Continental Stock Transfer & Trust Company

One State Street Plaza, 30th Floor

New York, New York 10004

Attn: Mark Zimkind

E-mail: mzimkind@continentalstock.com

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with our consent, until the vote is taken with respect to the Business Combinations. If you delivered your shares for redemption to our transfer agent and decide within the required timeframe not to exercise your redemption rights, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the phone number or address listed under the question “Who can help answer my questions?” below.

Stockholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. It is our understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. However, we do not have any control over this process, and it may take longer than two weeks. Stockholders who hold their shares in street name will have to coordinate with their bank, broker or other nominee to have the shares certificated or delivered electronically.

Q:     What are the federal income tax consequences of exercising my redemption rights?

A:     The U.S. federal income tax consequences of a redemption depend on a holder’s particular facts and circumstances. These tax consequences are described in more detail in the section titled “The Business Combinations Proposal — Certain U.S. Federal Income Tax Considerations.” We urge you to consult your tax advisor regarding the tax consequences of exercising your redemption rights.

Q:     What are the U.S. federal income tax consequences if I do not exercise my redemption rights?

A:     The U.S. Holders (as defined in the section entitled “The Business Combinations Proposal — Certain U.S. Federal Income Tax Considerations”) of Greenrose common stock who do not exercise their redemption rights are not expected to recognize gain or loss for U.S. federal income tax purposes as a result of the Qualified Business Combinations. You are strongly urged to consult with a tax advisor to determine the particular U.S. federal, state or local or foreign income or other tax consequences of your participation in the Business Combinations. See “The Business Combinations Proposal  — Certain U.S. Federal Income Tax Considerations.”

Q:     If I am a warrant holder, can I exercise redemption rights with respect to my warrants?

A:     No. The holders of our warrants have no redemption rights with respect to our warrants.

Q:     Do I have appraisal rights if I object to the proposed Business Combinations?

A:     No. Neither Greenrose stockholders nor its unit or warrant holders have appraisal rights in connection with the Qualified Business Combinations under Delaware law.

Q:     What happens if the Qualified Business Combinations are not consummated or are terminated?

A:     There are certain circumstances under which the Qualified Business Combinations Proposal is approved, but the Qualified Business Combination does not take place because the applicable Business Combination Agreements are terminated. See the section entitled “The Qualified Business Combinations” for additional information regarding the parties’ specific termination rights.

Q:     What should I do if I receive more than one set of voting materials?

A:     You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q:     What do I need to do now?

A:     You are urged to read carefully and consider the information contained in this proxy statement, including the annexes, and to consider how the Qualified Business Combinations will affect you as a stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q:     What will happen if I abstain from voting or fail to vote at the Special Meeting?

A:     At the Special Meeting, Greenrose will count a properly executed proxy marked “ABSTAIN” with respect to a particular proposal as present for purposes of determining whether a quorum is present. For purposes of approval, assuming a quorum is otherwise validly established, an abstention will have no effect on the proposals to be considered at the special meeting of stockholders.

Q:     What will happen if I sign and return my proxy card without indicating how I wish to vote?

A:     Signed and dated proxies received by Greenrose without an indication of how the stockholder intends to vote on a proposal will be voted “FOR” each proposal presented to the stockholders. The proxyholders may use their discretion to vote on any other matters which properly come before the Special Meeting.

Q:     If I am not going to attend the Special Meeting via the virtual meeting platform, should I return my proxy card instead?

A:     Yes. Whether you plan to attend the Special Meeting or not, please read the enclosed proxy statement carefully, and vote your shares by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Q:     If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?

A:     Under the rules of various national and regional securities exchanges, your broker, bank or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank or nominee. Greenrose believes the proposals presented to the stockholders will be considered non-discretionary and therefore your broker, bank or nominee cannot vote your shares without your instruction. Your bank, broker or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide.

Q:     How will a broker non-vote impact the results of each proposal?

A:     Broker non-votes will count as a vote “AGAINST” the Charter Proposals but not have any effect on the outcome of any other proposals.

Q:     May I change my vote after I have mailed my signed proxy card?

A:     Yes. You may change your vote by sending a later-dated, signed proxy card to Greenrose’s secretary at the address listed below so that it is received by Greenrose’s secretary prior to the Special Meeting or attend the Special Meeting via the virtual meeting platform person and vote. You also may revoke your proxy by sending a notice of revocation to Greenrose’s secretary, which must be received by Greenrose’s secretary prior to the Special Meeting.

Q:     Who will solicit and pay the cost of soliciting proxies?

A:     Greenrose will pay the cost of soliciting proxies for the Special Meeting. Greenrose has engaged MacKenzie Partners, Inc. to assist in the solicitation of proxies for the Special Meeting. Greenrose has agreed to pay MacKenzie Partners, Inc. a fee of $9,000, plus disbursements. Greenrose will reimburse MacKenzie Partners, Inc. for reasonable out-of-pocket expenses and will indemnify MacKenzie Partners, Inc. and its affiliates against certain claims, liabilities, losses, damages and expenses. Greenrose will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of shares of our Common Stock for their expenses in forwarding soliciting materials to beneficial owners of our Common Stock and in obtaining voting instructions from those owners. Greenrose’s directors and officers may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person; they will not be paid any additional amounts for soliciting proxies.

Q:     Who can help answer my questions?

A:     If you have questions about the proposals or if you need additional copies of this proxy statement or the enclosed proxy card you should contact:

William F. Harley III

Chief Executive Officer

Greenrose Acquisition Corp.

111 Broadway

Amityville, NY 11701

You may also contact our proxy solicitor at:

MacKenzie Partners, Inc.

1407 Broadway, 27th Floor

New York, New York 10018

Tel: 212-929-5500 (Call Collect)

Call Toll Free (800) 322-2885

Email: proxy@mackenziepartners.com

To obtain timely delivery, Greenrose stockholders must request the materials no later than October 13, 2021.

You may also obtain additional information about Greenrose from documents filed with the SEC by following the instructions in the section titled “Where You Can Find More Information.”

If you intend to seek redemption of your Public Shares, you will need to send a letter demanding redemption and deliver your stock (either physically or electronically) to Greenrose’s transfer agent prior to the Special Meeting in accordance with the procedures detailed under the question “How do I exercise my redemption rights?” If you have questions regarding the certification of your position or delivery of your stock, please contact:

Continental Stock Transfer & Trust Company

One State Street Plaza, 30th Floor

New York, New York 10004

Attn: Mark Zimkind

E-mail: mzimkind@continentalstock.com

RISK FACTORS

Stockholders should carefully consider the following risk factors, together with all of the other information included in this proxy statement, before they decide whether to vote or instruct their vote to be cast to approve the proposals described in this proxy statement. The value of your investment in Greenrose following the consummation of the Qualified Business Combinations will be subject to significant risks affecting Greenrose and inherent in the industry in which each of the Target Businesses operates. If any of the events described below occur, Greenrose’s post-combination business and financial results could be adversely affected in a material way. Any such event could cause the trading price of Greenrose Common Stock to decline, perhaps significantly, and you therefore may lose all or part of your investment.

The risks set out below are not exhaustive and do not comprise all of the risks associated with an investment in Greenrose. Additional risks and uncertainties not currently known to Greenrose or any of the Target Businesses or which Greenrose or each of the Target Businesses currently deem immaterial may also have a material adverse effect on Greenrose’s business, financial condition, results of operations, prospects and/or its share price. Stockholders should consult a legal adviser, an independent financial adviser or a tax adviser for legal, financial or tax advice prior to deciding whether to vote or instruct their vote to be cast to approve the proposals described in this proxy statement. As used herein, references to “we,” “us” and “our” are intended to refer to, depending on the context, Greenrose before the Closing of a Qualified Business Combinations, or Greenrose and its subsidiaries following the Closing the Qualified Business Combinations.

Risk Factor Summary

Risks Related to the Qualified Business Combinations, Redemptions and Certain Outstanding Greenrose Securities

•        Greenrose may not be able to complete the Qualified Business Combinations, in which case it would redeem its public shares and liquidate, and Greenrose’s public stockholders may only receive $10.00 per share or less, and Greenrose’s warrants will expire worthless.

•        The private warrants may be exercised at a time when the public warrants may not be exercised and have certain inherent differences.

•        If a stockholder fails to receive notice of Greenrose’s offer to redeem its public shares, or fails to comply with the procedures for redeeming its shares, such shares may not be redeemed.

•        Greenrose’s public stockholders will not have any rights or interests in funds from the Trust Account, except under certain limited circumstances.

•        Greenrose’s stockholders may be held liable for claims by third parties against Greenrose to the extent of distributions received by them upon redemption of their shares.

•        Greenrose’s Board did not obtain a fairness opinion in connection with any of the Business Combinations.

•        The Sponsor and Greenrose’s executive officers and directors have potential conflicts of interest in recommending that stockholders vote in favor of approval of the Business Combinations.

•        If the PIPE Financing is not consummated, Greenrose may not have enough funds to complete any of the Business Combinations.

Risks Related to the Qualified Business Combinations and Post-Closing Operations of Greenrose

•        Greenrose will have limited experience complying with public company obligations, and fulfilling these obligations will be expensive, time consuming, and may divert management’s attention from the day-to-day operation of its business.

•        Following the consummation of the Qualified Business Combinations, Greenrose will incur significant increased expenses and administrative burdens as a public company.

•        Failure to maintain effective internal controls over financial reporting could have a material adverse effect on Greenrose’s business, operating results and stock price.

•        Greenrose will be deemed to be an “emerging growth company” and a “smaller reporting company”.

•        Greenrose may be required to take write-downs or write-offs, restructuring and impairment or other charges.

•        If our goodwill or intangible assets become impaired, we may be required to record a significant charge to earnings.

•        The loss of such key personnel could negatively impact the operations and financial results of Greenrose.

Risks Related to Ownership of Greenrose Securities

•        An active trading market for the Greenrose securities may not be sustained.

•        There can be no assurance that Greenrose will continue to be able to satisfy listing requirements.

•        The market price of the Greenrose Common Stock may be volatile.

•        Greenrose may issue additional Common Stock or other equity securities without shareholder approval.

•        There may be sales of a substantial amount of Greenrose common shares after the Qualified Business Combinations.

•        Greenrose does not expect to pay dividends for the foreseeable future.

•        Greenrose’s actual financial position and results of operations may differ materially from the unaudited pro forma financial information included in this proxy statement.

•        Certain provisions of the Greenrose’s Proposed Charter could hinder, delay or prevent a change in control of Greenrose.

•        The terms of the warrants may be amended in a manner that may be adverse to holders with the approval of the holders of at least a majority of the then outstanding warrants.

•        Our warrants may expire worthless.

Risks Related to Greenrose’s Business Post-Closing

•        Our limited operating history and an unproven business model make it difficult for us to evaluate our current business and future prospects.

•        Our business is subject to substantial and evolving regulation in multiple jurisdictions, and we may not always successfully comply fully with regulatory requirements in all jurisdictions.

•        We may fail to obtain or maintain necessary licenses, certifications, quotas or accreditations.

•        The outbreak of COVID-19 may have an adverse impact on our performance and results of operations.

•        Agricultural events could result in substantial losses and weaken our financial results.

•        Climate change risk to our future operations from natural disasters and extreme weather conditions.

•        Greenrose is constrained by law in its ability to market its products in certain jurisdictions.

•        Greenrose is subject to risks from its ongoing construction projects.

•        A significant failure or deterioration in Greenrose’s quality control systems could have a material adverse effect on its business and operating results.

•        We currently have debt and may continue to incur debt in the future.

•        We may be unable to implement our business strategy.

•        The cannabis industry faces strong opposition in certain jurisdictions.

•        Post-Closing of the Qualified Business Transactions, we may depend on a limited set of customers for a substantial portion of our revenue.

•        We may be subject to liability arising from illegal activity by our employees, contractors and consultants.

•        We will need to raise substantial additional funds in the future, which funds may not be available.

•        We are subject to specific risks in the jurisdictions we operate.

•        We are subject to other risk and uncertainties discussed in “Risk Factors” below and elsewhere in this proxy statement.

•        We are subject to ongoing compliance with applicable local suitability requirements for significant stockholders and senior officers

Risks Related to the Financial Projections

Risks Related to the Qualified Business Combinations, Redemptions and Certain Outstanding Greenrose Securities

Greenrose may not be able to complete the Qualified Business Combinations within the prescribed time frame, in which case Greenrose would cease all operations except for the purpose of winding up and Greenrose would redeem its public shares and liquidate, in which case Greenrose’s public stockholders may only receive $10.00 per share, or less than such amount in certain circumstances, and Greenrose’s warrants will expire worthless.

Pursuant to the terms of Greenrose’s amended and restated certificate of incorporation, the Sponsor and Greenrose’s officers and directors have agreed that Greenrose must complete its initial business combination within the timeframe set forth therein the end date of which is the Termination Date, which is currently October 13, 2021, subject to the Sponsor’s right to extend such date for an additional month by depositing $569,250 in Greenrose’s Trust Account. The Company expects the Sponsor to extend the expiration date of the Company to November 13, 2021 by paying an additional $569,250 into the Trust Account. Greenrose may not be able to complete the Qualified Business Combinations within this time period. If Greenrose has not completed its initial business combination within this time period, and the Sponsor does not elect to extend the Termination Date by depositing $569,250 in the Trust Account, Greenrose will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten (10) Business Days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to Greenrose, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of Greenrose’s remaining stockholders and the Board, dissolve and liquidate, subject in each case to Greenrose’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. In such case, the public stockholders may only receive $10.00 per share, and Greenrose’s warrants will expire worthless. In certain circumstances, the public stockholders may receive less than $10.00 per share on the redemption of their shares.

We expect to encounter intense competition from other entities having a business objective similar to ours, including private investors (which may be individuals or investment partnerships), other blank check companies and other entities, domestic and international, competing for the types of businesses we intend to acquire. If we are unable to complete our Qualified Business Combinations, our public shareholders may receive only approximately $10.00 per share, or less in certain circumstances, on the liquidation of our trust account and our warrants will expire worthless. Even if we consummate the Qualified Business Combinations, the public warrants may never be in the money, and they may expire worthless. In addition, warrants to purchase our common stock will become exercisable following the Qualified Business Combinations, which could increase the number of shares eligible for future resale in the public market and result in dilution to our stockholders.

If we fail to meet the listing requirements and a national security exchange or trading market does not list our securities on its exchange, or if our securities, including the public warrants were to be delisted, there could be significant material adverse consequences, including a lack of liquidity for our securities (including our public warrants), a limited availability of market quotations for our securities (including our public warrants), a limited amount of news and analyst coverage for the combined company, and a decreased ability to obtain capital or pursue acquisitions by issuing additional equity or convertible securities.

On June 21, 2021, Greenrose filed a Form 25 with the SEC and voluntarily delisted its securities from the Nasdaq market as Greenrose’s securities were approved for quotation on over the counter (OTC) markets as of June 22, 2021. Greenrose determined to voluntarily delist from Nasdaq because completion of the Business Combinations would cause Greenrose to be out of compliance with Nasdaq requirements that companies traded on Nasdaq may not be engaged in business that is not legal in the United States, and cannabis is not legal under current U.S. federal law. Greenrose believes the OTC marketplaces have not historically enjoyed the same degree of liquidity as the Nasdaq market. Accordingly, Greenrose securityholders may encounter lower trading volumes, broader spreads between bid and ask prices and generally less liquidity for Greenrose’s securities than if those securities remained eligible, for quotation on the Nasdaq market.

The private warrants may be exercised at a time when the public warrants may not be exercised and have certain inherent differences.

Once the private warrants become exercisable, such warrants may immediately be exercised on a cashless basis, at the holder’s option, so long as they are held by the initial purchasers or their permitted transferees. The public warrants, however, will only be exercisable on a cashless basis at the option of the holders if we fail to register the shares issuable upon exercise of the warrants under the Securities Act within 90 days following the closing of our initial business combination. Accordingly, it is possible that the holders of the private warrants could exercise such warrants at a time when the holders of public warrants could not.

On June 21, 2021, Greenrose voluntarily delisted its securities from Nasdaq and its securities were approved for quotation on the OTC markets. Greenrose’s publicly traded warrants are now quoted on the OTCQB market which may provide Greenrose warrant holders significantly less liquidity than Nasdaq.

Furthermore, publicly traded warrants issued by Greenrose do not have terms identical to those of Greenrose private warrants. While the private warrants are non-callable, the public warrants are callable, in whole and not in part, at a price of $0.01 per warrant, (i) at any time after the warrants become exercisable, (ii) upon not less than 30 days’ prior written notice of redemption to each warrant holder, if, and only if, the reported last sale price of the shares of common stock equals or exceeds $18.00 per share (as adjusted for stock splits, stock dividends, reorganizations and recapitalizations), for any 20 trading days within a 30 trading day period ending on the third business day prior to the notice of redemption to warrant holders; and (iii) if, and only if, there is a current registration statement in effect with respect to the shares of common stock underlying such warrants. Accordingly, holders of Greenrose public warrants may lose the ability to exercise the warrants if Greenrose chooses to call such warrants and completes any such call prior to such warrant holders’ election to exercise their public warrants.

The ability of the public stockholders to exercise redemption rights with respect to a large number of public shares could increase the probability that a Qualified Business Combinations will be unsuccessful and that Greenrose’s stockholders will have to wait for liquidation in order to redeem their public shares.

Because certain of the Business Combination Agreements include a right by Greenrose to terminate the respective Business Combination Agreement if Greenrose has less than a minimum net asset value of cash held either in or outside of the Trust Account, $120,000,000 pursuant to the terms of the Theraplant Merger Agreement and $70,000,000 pursuant to the terms of the True Harvest Asset Purchase Agreement, if redemption is elected for a large number of the public shares, one or more of the Business Combinations may not be successful. If none the Business Combinations are successful, the public stockholders will not receive their pro rata portion of the Trust Account until the Trust Account is liquidated. If the public stockholders are in need of immediate liquidity, they could attempt to sell their public shares in the open market; however, at such time, the Common Stock may trade at a discount to the pro rata per share amount in the Trust Account. In either situation, Greenrose’s stockholders may suffer a material loss on their investment or lose the benefit of funds expected in connection with the redemption until Greenrose is liquidated or Greenrose’s stockholders are able to sell their public shares in the open market.

If a stockholder fails to receive notice of Greenrose’s offer to redeem its public shares in connection with the Qualified Business Combinations, or fails to comply with the procedures for redeeming its shares, such shares may not be redeemed.

This proxy statement describes the various procedures that must be complied with in order for a public stockholder to validly redeem its public shares. In the event that a stockholder fails to comply with these procedures, its shares may not be redeemed.

Greenrose’s public stockholders will not have any rights or interests in funds from the Trust Account, except under certain limited circumstances. To liquidate their investment, therefore, public stockholders may be forced to sell their public shares or public warrants, potentially at a loss.

Greenrose’s public stockholders will be entitled to receive funds from the Trust Account only upon the earlier to occur of: (i) Greenrose’s completion of an initial business combination, and then only in connection with those shares of Common Stock that such stockholder properly elected to redeem, subject to the limitations described herein; (ii) the redemption of 100% of the public shares if Greenrose does not complete an initial business combination by the date set forth in Greenrose’s amended and restated certificate of incorporation, which has been extended to October 13, 2021, subject to the Sponsor’s right to extend such date for an additional month by depositing $569,250 in the Company’s Trust Account, and subject to applicable law all as further described herein; and (iii) the redemption of public shares in connection with the approval of the proposed (and any other) amendment to the provisions of Greenrose’s amended and restated certificate of incorporation relating to pre-initial business combination activity and related stockholders’ rights, including the substance or timing of Greenrose’s obligation to redeem 100% of the public shares if Greenrose does not complete its initial business combination within the required time period. In addition, if Greenrose is unable to complete an initial business combination by October 13, 2021, subject to the Sponsor’s right to extend such date for an additional month by depositing $569,250 in the Company’s Trust Account, or such later date as may be approved by Greenrose’s stockholders, for any reason, compliance with Delaware law may require that Greenrose submit a plan of dissolution to its then-existing stockholders for approval prior to the distribution of the proceeds held in the Trust Account. In that case, public stockholders may be forced to wait beyond October 13, 2021, subject to the Sponsor’s right to extend such date for an additional month by depositing $569,250 in the Company’s Trust Account, or such later date as may be approved by Greenrose’s stockholders, before they receive funds from the Trust Account. In no other circumstances will a public stockholder have any right or interest of any kind in the Trust Account. Accordingly, to liquidate your investment, you may be forced to sell your public shares or public warrants, potentially at a loss. The Company expects the Sponsor to extend the expiration date of the Company to November 13, 2021 by paying an additional $569,250 into the Trust Account.

The Sponsor and Greenrose’s directors, officers, advisors or their affiliates may elect to purchase shares from public stockholders, which may influence a vote on the Qualified Business Combinations and reduce the public “float” of Greenrose’s common stock.

The Sponsor and Greenrose’s directors, officers, advisors or their affiliates may purchase shares of Greenrose Common Stock in privately negotiated transactions or in the open market prior to the completion of the Qualified Business Combinations, although they are under no obligation to do so. Such a purchase may include a contractual acknowledgement that such stockholder, although still the record holder of such shares, is no longer the beneficial owner thereof and therefore agrees not to exercise its redemption rights. In the event that the Sponsor and/or Greenrose’s directors, officers, advisors or their affiliates purchase shares in privately negotiated transactions from public stockholders who have already elected to exercise their redemption rights, such selling stockholders would be required to revoke their prior elections to redeem their shares. The purpose of such purchases could be to vote such shares in favor of the Qualified Business Combinations and thereby increase the likelihood of obtaining stockholder approval of the Qualified Business Combinations, or to satisfy any conditions requiring Greenrose to have minimum cash to close. This may result in the completion of the Qualified Business Combinations that may not otherwise have been possible.

In addition, if such purchases are made, the public “float” of Greenrose Common Stock and the number of beneficial holders of Greenrose’s securities may be reduced, possibly making it difficult for Greenrose to obtain the quotation, listing or trading of its securities on a national securities exchange or quotation system.

If, before distributing the proceeds in the Trust Account to the public stockholders, Greenrose files a voluntary bankruptcy petition or an involuntary bankruptcy petition is filed against Greenrose that is not dismissed, the claims of creditors in such proceeding may have priority over the claims of Greenrose’s stockholders and the per-share amount that would otherwise be received by Greenrose’s stockholders in connection with Greenrose’s liquidation may be reduced.

If, before distributing the proceeds in the Trust Account to the public stockholders, Greenrose files a voluntary bankruptcy petition or an involuntary bankruptcy petition is filed against Greenrose that is not dismissed, the proceeds held in the Trust Account could be subject to applicable bankruptcy law and may be included in Greenrose’s bankruptcy estate and subject to the claims of third parties with priority over the claims of Greenrose’s stockholders. To the extent any bankruptcy claims deplete the Trust Account, the per-share amount that would otherwise be received by Greenrose’s stockholders in connection with Greenrose’s liquidation may be reduced.

Greenrose’s stockholders may be held liable for claims by third parties against Greenrose to the extent of distributions received by them upon redemption of their shares.

Under the DGCL, stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. The pro rata portion of the Trust Account distributed to its public stockholders upon the redemption of the public shares in the event Greenrose does not complete its initial business combination by October 13, 2021, subject to the Sponsor’s right to extend such date for an additional month by depositing $569,250 in the Company’s Trust Account, or such later date as may be approved by Greenrose’s stockholders, may be considered a liquidation distribution under Delaware law. The Company expects the Sponsor to extend the expiration date of the Company to November 13, 2021 by paying an additional $569,250 into the Trust Account. If a corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution. However, if the Qualified Business Combinations are not timely consummated, it is Greenrose’s intention to redeem its public shares as soon as reasonably possible following October 13, 2021, subject to the Sponsor’s right to extend such date for up to an additional two (2) months by depositing $569,250 in the Company’s Trust Account for each month it wishes to extend, or such later date as may be approved by Greenrose’s stockholders, in the event Greenrose does not complete its business combination and, therefore, Greenrose does not intend to comply with those procedures.

Because Greenrose will not be complying with Section 280 of the DGCL, Section 281(b) of the DGCL requires Greenrose to adopt a plan, based on facts known to Greenrose at such time that will provide for its payment of all existing and pending claims or claims that may be potentially brought against Greenrose within the ten years following its dissolution. However, because Greenrose is a blank check company, rather than an operating company, and Greenrose’s operations are limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from Greenrose’s vendors (such as lawyers, investment bankers, etc.) or prospective target businesses. If Greenrose’s plan of distribution complies with Section 281(b) of the DGCL, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would likely be barred after the third anniversary of the dissolution. Greenrose cannot assure you that it will properly assess all claims that may be potentially brought against it. As such, Greenrose’s stockholders could potentially be liable for any claims to the extent of distributions received by them (but no more) and any liability of Greenrose’s stockholders may extend beyond the third anniversary of such date. Furthermore, if the pro rata portion of the Trust Account distributed to the public stockholders upon the redemption of the public shares in the event Greenrose does not complete its initial business combination by October 13, 2021, subject to the Sponsor’s right to extend such date for up to an additional month by depositing $569,250 in the Company’s Trust Account for each month it wishes to extend, or such later date as may be approved by Greenrose’s stockholders, is not considered a liquidation distribution under Delaware law and such redemption distribution is deemed to be unlawful, then pursuant to Section 174 of the DGCL, the statute of limitations for claims of creditors could then be six years after the unlawful redemption distribution, instead of three years, as in the case of a liquidation distribution. The Company expects the Sponsor to extend the expiration date of the Company to November 13, 2021 by paying an additional $569,250 into the Trust Account.

Greenrose’s stockholders cannot be sure of the market value of Greenrose’s securities upon completion of the Qualified Business Combinations.

The market value of the Common Stock at the time of the Closing of the Qualified Business Combinations is effected may vary significantly from its price on the date the Business Combination Agreement was executed, the date of this proxy statement or the date on which Greenrose stockholders vote on the Qualified Business

Combinations. Following consummation of the Qualified Business Combinations, the market price of Greenrose’s securities may be influenced by many factors, some of which are beyond its control, including those described above and the following:

•        changes in financial estimates by analysts;

•        announcements by it or its competitors of significant contracts, productions, acquisitions or capital commitments;

•        fluctuations in its quarterly financial results or the quarterly financial results of companies perceived to be similar to it;

•        general economic conditions;

•        changes in market valuations of similar companies;

•        catastrophic events, including acts of terrorism, outbreak of war or hostilities, natural disasters and global health crises, including the coronavirus (COVID-19) pandemic;

•        changes in its capital structure, such as future issuances of securities or the incurrence of additional debt;

•        future sales of Common Stock;

•        investor perception of the cannabis industry;

•        regulatory developments in the United States;

•        litigation involving Greenrose, its subsidiaries or its general industry; and

•        additions or departures of key personnel;

•        the other risks discussed under the headings “Risks Related to the Qualified Business Combinations and Post-Closing Operations of Greenrose” and “Risks Related to Greenrose’s Business.”

In addition, it is possible that one or more Business Combinations may not be completed until a significant period of time has passed after the special meeting of stockholders. As a result, the market value of Common Stock may vary significantly from the date of the special meeting of stockholders to the date of the completion of the Qualified Business Combinations. You are urged to obtain up-to-date prices for the Common Stock. There is no assurance that any Business Combination will be completed, that there will not be a delay in the completion of a Business Combination or that all or any of the anticipated benefits of one or more of the Business Combinations will be obtained.

Greenrose’s initial stockholders have agreed to vote in favor of the Qualified Business Combinations, regardless of how the public stockholders vote.

Unlike some other blank check companies in which the initial stockholders agree to vote their Founder Shares in accordance with the majority of the votes cast by the public stockholders in connection with an initial business combination, the initial stockholders have agreed to vote their Founder Shares, Private Shares as well as any Public Shares purchased during or after the IPO, in favor of the Qualified Business Combinations. The Sponsor and Underwriter own approximately 20.7% of the outstanding shares of Common Stock. Accordingly, it is more likely that the necessary stockholder approval to complete the Business Combinations will be received than would be the case if the initial stockholders agreed to vote their respective shares in accordance with the majority of the votes cast by the public stockholders.

The exercise of discretion by Greenrose’s directors and officers in agreeing to changes to the terms of or waivers of closing conditions in any of the Business Combination Agreements may result in a conflict of interest when determining whether such changes to the terms of such Business Combination Agreement or waivers of conditions are appropriate and in the best interests of Greenrose securityholders.

In the period prior to the Closing, events may occur that, pursuant to any of the Qualified Business Combination Agreements, may cause Greenrose to agree to amend any of the Qualified Business Combination Agreements or to consent to certain actions or to waive rights that Greenrose is entitled to under each of the Qualified Business Combination

Agreements. Such events could arise because of changes in the course of a Target Businesses’ operations or business, a request by a Target Business to undertake actions that would otherwise be prohibited by the terms of the Qualified Business Combination Agreement with such Target Business, or the occurrence of other events that would have a material adverse effect on a Target Business and would entitle Greenrose to terminate the Qualified Business Combination Agreement with such Target Business. In any of such circumstances, it would be in Greenrose’s discretion, acting through its Board, to grant Greenrose’s consent or waive its rights. The existence of the financial and personal interests of the directors described elsewhere in this proxy statement may result in a conflict of interest on the part of one or more of the directors between what he may believe is best for Greenrose and its securityholders and what he may believe is best for himself or his affiliates in determining whether or not to take the requested action. As of the date of this proxy statement, Greenrose does not believe there will be any changes or waivers that its directors and officers would be likely to make after stockholder approval of the Qualified Business Combinations have been obtained. While certain changes could be made without further stockholder approval, if there is a change to the terms of the transaction that would have a material impact on the stockholders, Greenrose will be required to circulate a new or amended proxy statement or supplement thereto and resolicit the vote of its stockholders with respect to the Qualified Business Combinations Proposal.

Greenrose’s Board did not obtain a fairness opinion in determining whether or not to proceed with each of the Business Combinations.

In analyzing the Qualified Business Combinations, the Board conducted significant due diligence on each of the Target Businesses. For a complete discussion of the factors utilized by the Board in approving the Qualified Business Combinations, see the section titled, “The Qualified Business Combinations Proposal — Greenrose’s Board of Directors’ Reasons for the Approval of the Qualified Business Combinations.” The Board believes because of the financial skills and background of its directors, and the financial information supporting the Qualified Business Combinations provided by Greenrose’s management team, it was qualified to conclude that the Qualified Business Combinations was fair from a financial perspective to Greenrose’s stockholders and that the Target Businesses’ fair market value was at least 80% of the assets held in the Trust Account, excluding taxes payable on the income earned on the Trust Account, at the time of the signing of the Business Combination Agreements. Notwithstanding the foregoing, the Board did not obtain a fairness opinion to assist it in its determination.

The Qualified Business Combinations Proposal provides Greenrose’s stockholders an opportunity to either vote in favor or against the Qualified Business Combinations and not each Business Combination individually; therefore, stockholders may vote in favor of the Qualified Business Combinations Proposal even if they do not approve one or more of the Business Combinations.

The Board has determined that completing all of the Qualified Business Combinations is in the best interest of Greenrose’s shareholders and therefore the Qualified Business Combinations Proposal provides Greenrose’s stockholders an opportunity to vote “for” or “against” all of the Qualified Business Combinations and not each Business Combination individually. As a result, stockholders may either vote in favor of the Qualified Business Combinations Proposal even if they are not in favor of one or more of the Business Combinations, or may vote against the Qualified Business Combinations Proposal even if they are in favor of one or more of the Business Combinations. It is possible that having the Qualified Business Combinations Proposal require stockholders to approve all of the Business Combinations together may decrease the likelihood of obtaining sufficient stockholder vote to approve the Qualified Business Combinations Proposal, or may increase the likelihood that stockholders will exercise their right to have their shares redeemed.

None of the Business Combination Agreements provide that the Closing of such Business Combination is contingent on Greenrose closing on any of the other Business Combinations; accordingly, we may ultimately close on fewer than all of the Business Combinations, which could significantly affect Greenrose’s future strategies and operations.

If the Qualified Business Combinations Proposal is approved by Greenrose’s stockholders, Greenrose will close on each of the Business Combinations when the conditions to closing of each respective Business Combination Agreement have been met; none of the Business Combination Agreements require us to consummate any of the other Business Combinations as a condition to closing. Accordingly, it is possible that we ultimately close on fewer than all of the Business Combinations. If we do not close on all of the Business Combinations, or if the closing of any of the Business Combinations is delayed, it could significantly affect Greenrose’s future strategies and operations.

Additionally, if the Closing of the Qualified Business Combinations is delayed it may require us to expend significant resources, and divert management’s attention, to focus on closing such Business Combination.

The Sponsor and Greenrose’s executive officers and directors have potential conflicts of interest in recommending that stockholders vote in favor of approval of the Qualified Business Combinations Proposal and approval of the other proposals described in this proxy statement.

When you consider the recommendation of the Board in favor of approval of the Qualified Business Combinations Proposal, you should keep in mind that certain of Greenrose’s directors and officers have interests in the Business Combinations that are different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•        the beneficial ownership of the Sponsor, of which all but one of Greenrose’s directors and all of its officers is directly or indirectly a member of, of an aggregate of 4,312,500 Founder’s Shares purchased by Sponsor for $25,000, which shares would become worthless if Greenrose does not complete a business combination within the applicable time period, as the initial stockholders have waived any right to redemption with respect to these shares. Such shares have an aggregate market value of approximately $43,470,000, based on the closing price of the Greenrose Common Stock of $10.08 on OTCQX on September 13, 2021;

•        the beneficial ownership of the Sponsor of an aggregate of 220,000 Private Units and 1,100,000 Private Warrants, which securities and would become worthless if Greenrose does not complete a business combination within the applicable time period. Such securities have an aggregate market value, if converted to Public Units and Public Warrants of approximately $2,895,200, based on the closing price of the Public Units of $10.51 and Public Warrants of $0.53 on OTC on September 13, 2021;

•        Sponsor has loaned Greenrose an aggregate of $2,300,000, $0.3 million repayable in cash and $2,000,000 convertible loans which would, at the discretion of Sponsor, either be repaid upon completion of a business combination or converted into Private Units at a price of $10.00 per Private Unit and/or Private Warrants at a price of $1.00 per Private Warrant. If Greenrose does not complete a business combination within the applicable time period, it would not repay the loans and Sponsor would not receive any securities of Greenrose;

•        the continuation of each of the directors of Greenrose following the consummation of the Business Combinations;

•        Greenrose’s Board will not receive reimbursement for any out-of-pocket expenses incurred by them on Greenrose’s behalf incident to identifying, investigating and consummating a business combination to the extent such expenses exceed the amount not required to be retained in the Trust Account, unless a business combination is consummated;

•        the continuation of each of the executive officers of Greenrose on terms to be determined following the consummation of the Business Combinations is currently is expected; and

•        the continued indemnification of current directors and officers of Greenrose and the continuation of directors’ and officers’ liability insurance after the Qualified Business Combinations.

These interests may influence Greenrose’s directors in making their recommendation to vote in favor of the Business Combinations Proposal and the other proposals described in this proxy statement. You should also read the section titled “The Qualified Business Combinations Proposal — Interests of Greenrose Directors and Officers in the Qualified Business Combinations.”

If the PIPE Financing is not consummated, Greenrose may not have enough funds to complete any of the Business Combinations.

The Theraplant Merger Agreement provides that Greenrose may terminate the Theraplant Merger Agreement if Greenrose has at least an aggregate of $120,000,000 of cash held either in or outside of the Trust Account at the Closing, the TH Asset Purchase Agreement provides that Greenrose must have at least an aggregate of $70,000,000 of cash held either in or outside of the Trust Account at the Closing. While the amount in the Trust Account is in excess of $120,000,000 as of the date of this proxy statement, if there are substantial redemptions of public shares in connection with the Qualified Business Combinations, Greenrose may require additional funds from the PIPE Financings in order to consummate the Business Combinations. If the PIPE Financing is not consummated prior to the Closing of the Qualified Business Combinations, Greenrose may not have sufficient funds to meet the minimum cash requirements in any of the Business Combination Agreement.

Public stockholders at the time of the Business Combinations who purchased their units in Greenrose’s initial public offering and do not exercise their redemption rights may pursue rescission rights and related claims.

The public stockholders may allege that some aspects of the Qualified Business Combinations are inconsistent with the disclosure contained in the prospectus issued by Greenrose in connection with the offer and sale in its initial public offering of units, including the structure of the proposed Qualified Business Combinations and the business of the Target Businesses. Consequently, a public stockholder who purchased shares in the initial public offering (excluding the initial stockholders) and still holds them at the time of the consummation of the Qualified Business Combinations and who does not seek to exercise redemption rights might seek rescission of the purchase of the units such holder acquired in the initial public offering. A successful claimant for damages under federal or state law could be awarded an amount to compensate for the decrease in the value of such holder’s shares caused by the alleged violation (including, possibly, punitive damages), together with interest, while retaining the shares. If stockholders bring successful rescission claims against Greenrose, it may not have sufficient funds following the consummation of any of the Business Combinations to pay such claims, or if claims are successfully brought against Greenrose following the consummation of a Qualified Business Combination, Greenrose’s results of operations could be adversely affected and, in any event, Greenrose may be required in connection with the defense of such claims to incur expenses and divert employee attention from other business matters.

We have identified a material weakness in our internal control over financial reporting as of December 31, 2020. If we are unable to develop and maintain an effective system of internal control over financial reporting, we may not be able to accurately report our financial results in a timely manner, which may adversely affect investor confidence in us and materially and adversely affect our business and operating results.

Following the issuance of the SEC Warrant Accounting Statement, on April 12, 2021, where “certain features of warrants issued in SPAC transactions” that “may be common across many entities, and “should be classified as a liability measured at fair value, with changes in fair value each period reported in earnings,” was issued in a public statement management and our audit committee concluded that it was appropriate to restate our previously issued audited financial statements as of and for the period ended December 31, 2020 (the “Restatement”). We have also restated the financial statements as of February 13, 2020; and as of and for the periods ended March 31, 2020, June 30, 2020 and September 30, 2020. See “Our private warrants are accounted for as liabilities and the changes in value of our private warrants could have a material effect on our statement reporting.” As part of such process, we identified a material weakness in our internal controls over financial reporting.

A material weakness is a deficiency, or a combination of deficiencies, in internal control over financial reporting such that there is a reasonable possibility that a material misstatement of our annual or interim financial statements will not be prevented or detected and corrected on a timely basis.

Effective internal controls are necessary for us to provide reliable financial reports and prevent fraud. We continue to evaluate steps to remediate the material weakness. These remediation measures may be time consuming and costly and there is no assurance that these initiatives will ultimately have the intended effects.

If we identify any new material weaknesses in the future, any such newly identified material weakness could limit our ability to prevent or detect a misstatement of our accounts or disclosures that could result in a material misstatement of our annual or interim financial statements. In such case, we may be unable to maintain compliance with securities law requirements regarding timely filing of periodic reports in addition to applicable stock exchange listing requirements, investors may lose confidence in our financial reporting and our stock price may decline as a result. We cannot assure you that the measures we have taken to date, or any measures we may take in the future, will be sufficient to avoid potential future material weaknesses.

We may face litigation and other risks as a result of the material weakness in our internal control over financial reporting.

As a result of the material weakness, referred to in the preceding risk factor, the Restatement, the change in accounting for the private warrants, and other matters raised or that may in the future be raised relating to any material weakness, we face potential for litigation or other disputes which may include, among others, claims invoking the federal and state securities laws, contractual claims or other claims arising from the Restatement and material weaknesses in our internal control over financial reporting and the preparation of our financial statements. As of the date of the Greenrose Annual Report on Form 10-K/A May 27, 2021 we have no knowledge of any such potential claim, litigation or dispute. However, we can provide no assurance that such litigation or dispute will not arise in the future. Any such litigation or dispute, whether successful or not, could have a material adverse effect on our business, results of operations and financial condition or our ability to complete the Qualified Business Combinations.

Our independent registered public accounting firm’s report contains an explanatory paragraph that expresses substantial doubt about our ability to continue as a “going concern.”

We have incurred and expect to continue to incur significant costs in pursuit of our financing and acquisition plans. Management’s plans to address this need for capital are discussed in the section of the Greenrose Annual Report on Form 10-K/A filed on May 27, 2021 titled “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” and Note 1 of the notes to the financial statements included in the Greenrose Annual Report on Form 10-K/A filed on May 27, 2021. We cannot assure you that our plans to raise capital or to consummate an initial business combination will be successful. These factors, among others, raise substantial doubt about our ability to continue as a going concern.

Risks Related to the Qualified Business Combinations and Post-Closing Operations of Greenrose

Each of Greenrose and the Target Businesses have incurred and will incur substantial costs in connection with the Qualified Business Combination and related transactions, such as legal, accounting, consulting and financial advisory fees.

As part of the Qualified Business Combinations, each of Greenrose and the Target Businesses are utilizing professional service firms for legal, accounting and financial advisory services. Although the parties have been provided with estimates of the costs for each advisory firm, the total actual costs may exceed those estimates. In addition, the companies may retain consulting services to assist in the integration of the businesses upon Closing. These consulting services may extend beyond the current estimated time frame thus resulting in higher than expected costs.

While Greenrose and the Target Businesses work to complete each of the Business Combinations, each of the Target Businesses’ management’s focus and resources may be diverted from operational matters and other strategic opportunities.

Successful completion of the Qualified Business Combinations may place a significant burden on management and other internal resources of each of the Target Businesses. The diversion of management’s attention and any difficulties encountered in the transition process could harm each of the Target Businesses’ business, financial condition, results of operations and prospects and Greenrose’s following the Qualified Business Combinations. In addition, uncertainty about the effect of the Qualified Business Combinations on each of the Target Businesses’ systems, employees, consultants, customers, distributors, suppliers, partners, and other third parties, including regulators, may have an adverse effect on Greenrose following the Qualified Business Combinations. These uncertainties may impair Greenrose’s ability to attract, retain and motivate key personnel for a period of time after the completion of the Qualified Business Combinations.

Obtaining the required consent from regulators in each of the jurisdictions may prove to be costly and time consuming and may delay the closing of the Qualified Business Combinations.

The Target Businesses are located in seven (7) states that may have additional jurisdictional requirements. In order to complete the Qualified Business Combinations, we will be required to obtain the consent of the cannabis regulator in each jurisdiction, each of which has different requirements. Obtaining such consents, of which there is no guarantee, may prove to be costly and time consuming and may delay the closing of the Qualified Business Combinations; see “Regulatory Considerations” section.

The Target Businesses are located in different jurisdictions and we may find it difficult integrating each of the Target Businesses into our Post-Combinations Company.

Upon completion of the Qualified Business Combinations, Greenrose will have operations in two (2) states and managing each of these businesses and integrating them into a single unified company may be difficult and could have a material adverse effect on Greenrose’s business, financial condition and results of operations.

Greenrose’s management, which is largely expected to remain the same following consummation of the Qualified Business Combinations, does not have experience managing a public company or complying with public company obligations, and fulfilling these obligations will be expensive, time consuming, and may divert management’s attention from the day-to-day operation of its business.

Greenrose’s management is largely expected to remain the same, except that Gary Rexroad, Shango’s Chief Executive Officer is expected to serve as Greenrose’s Chief Operating Officer upon completion of the acquisition of the Target Businesses, and Greenrose’s senior management does not have experience managing a publicly-traded company and have limited experience complying with the increasingly complex laws pertaining to public companies. In particular, the significant regulatory oversight and reporting obligations imposed on public companies will require substantial attention from Greenrose’s senior management and may divert attention away from the day-to-day management of its after businesses, which could have a material adverse effect on Greenrose’s business, financial condition and results of operations. Similarly, corporate governance obligations, including with respect to the development and implementation of appropriate corporate governance policies, and concurrent service on the Board and possibly multiple board committees, will impose additional burdens on Greenrose’s non-executive directors.

Additionally, because each of the Target Businesses have operated as a private company, Greenrose may be required to expend significant resources to ensure that upon consummation of the Qualified Business Combinations Greenrose has sufficient systems in place to allow it to comply with its obligations as a publicly-traded company.

Management of certain Target Businesses have interests in competing businesses that may create a conflicts of interest in allocating their time.

While we intend to maintain the key personnel of the Target Businesses following completion of each of the Business Combinations, the management of some of the Target Businesses have interests in competing businesses. For example:

Gary Rexroad, the Chief Executive Officer of Shango who will serve as Chief Operating Officer of Greenrose, upon completion of the acquisition of the Target Businesses, has minority ownership and commercial interest in enterprises that cultivate and distribute cannabis and CBD products outside of Shango. While Mr. Rexroad’s employment agreement requires him to devote sufficient time to Greenrose’s business to carry out his duties, neither his employment agreement nor his non-competition agreement restrict him from assisting any of these businesses in a way that may be competitive to Greenrose.

Daniel Emmans, the Chief Executive Officer of Theraplant who will serve as Regional President, has an ownership interest in Northeast Bio, which is seeking to obtain a license to cultivate cannabis in the State of Connecticut. While Mr. Emman’s employment agreement requires him to devote sufficient time to Greenrose’s business to carry out his duties, neither his employment agreement nor his non-competition agreement restrict him from assisting any of these businesses in a way that may be competitive to Greenrose.

Following the consummation of the Qualified Business Combinations, Greenrose will incur significant increased expenses and administrative burdens as a public company, which could have an adverse effect on its business, financial condition and results of operations.

Following the consummation of the Qualified Business Combinations, Greenrose will face a significant increase in insurance, legal, accounting, administrative and other costs and expenses as a public company that none of the Target Businesses incur as a private company. The Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), including the requirements of Section 404, as well as rules and regulations subsequently implemented by the SEC, the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and the rules and regulations promulgated and to be promulgated thereunder, the Public Company Accounting Oversight Board, the SEC and the securities exchanges, impose additional reporting and other obligations on public companies. Compliance with public company requirements will increase costs and make certain activities more time-consuming. A number of those requirements will require Greenrose to carry out activities that none of the Target Businesses have previously done. For example, Greenrose will likely adopt new internal controls and disclosure controls and procedures. In addition, additional expenses associated with SEC reporting requirements will be incurred. Furthermore, if any issues in complying with those requirements are identified (for example, if the auditors identify a material weakness or significant deficiency in the internal control over financial reporting), Greenrose could incur additional costs rectifying those issues, and the existence of those issues could adversely affect Greenrose’s reputation or investor perceptions of it. Being a public company could make it more difficult or costly for Greenrose to obtain certain types of insurance, including director and officer liability insurance, and Greenrose may be forced to accept reduced policy limits and coverage with increased self-retention risk or incur substantially higher costs to obtain the same or similar coverage. Being a public company could also make it more difficult and expensive for Greenrose to attract and retain qualified persons to serve on the Board, board committees or as executive officers. Furthermore, if Greenrose is unable to satisfy its obligations as a public company, it could be subject to delisting of its common shares, fines, sanctions and other regulatory action and potentially civil litigation.

The additional reporting and other obligations imposed by various rules and regulations applicable to public companies will increase legal and financial compliance costs and the costs of related legal, accounting and administrative activities. These increased costs will require Greenrose to divert a significant amount of money that could otherwise be used to expand the business and achieve strategic objectives. Advocacy efforts by shareholders and third parties may also prompt additional changes in governance and reporting requirements, which could further increase costs.

Failure to maintain effective internal controls over financial reporting could have a material adverse effect on Greenrose’s business, operating results and stock price.

Prior to the consummation of any of the Business Combinations, none of the Target Businesses are either a publicly listed company, or an affiliate of a publicly listed company, and has not dedicated accounting personnel and other resources to address internal control and other procedures commensurate with those of a publicly listed company. Effective internal control over financial reporting is necessary to increase the reliability of financial reports.

The standards required for a public company under Section 404(a) of the Sarbanes-Oxley Act are significantly more stringent than those required of each of the Target Businesses as a privately held company. Management may not be able to effectively and timely implement controls and procedures that adequately respond to the increased regulatory compliance and reporting requirements that will be applicable after any of the Business Combinations. If Greenrose is not able to implement the additional requirements of Section 404(a) in a timely manner or with adequate compliance, it may not be able to assess whether its internal controls over financial reporting are effective, which may subject it to adverse regulatory consequences and could harm investor confidence and the market price of the Common Stock.

Prior to each of the Business Combinations, neither the Target Businesses nor their respective auditors were required to perform an evaluation of internal control over financial reporting as of December 31, 2019 and 2020 in accordance with the provisions of the Sarbanes-Oxley Act as each of the Target Businesses were private companies. Following completion of the Qualified Business Combination, Greenrose’s independent registered public accounting firm will not be required to report on the effectiveness of its internal control over financial reporting pursuant to Section 404(b) of the Sarbanes-Oxley Act of 2002 until Greenrose’s first annual report on Form 10-K following the date on which it ceases to qualify as an “emerging growth company,” which may be up to five full fiscal years following the date of the first sale of common equity securities pursuant to an effective registration statement. If such evaluation were performed, control deficiencies could be identified by our management, and those control deficiencies could also represent one or more material weaknesses. In addition, Greenrose cannot, at this time, predict the outcome of this determination and whether Greenrose will need to implement remedial actions in order to implement effective control over financial reporting. If in subsequent years Greenrose is unable to assert that Greenrose’s internal control over financial reporting is effective, or if Greenrose’s auditors express an opinion that Greenrose’s internal control over financial reporting is ineffective, Greenrose may fail to meet the future reporting obligations in a timely and reliable manner and its financial statements may contain material misstatements. Any such failure could also adversely cause our investors to have less confidence in the accuracy and completeness of our financial reports, which could have a material adverse effect on the price of Greenrose’s securities.

Greenrose will be deemed to be an “emerging growth company” and a “smaller reporting company” and, as a result of the reduced disclosure and governance requirements applicable to emerging growth companies and smaller reporting companies, the Common Stock may be less attractive to investors.

Greenrose will be deemed to be an “emerging growth company” as defined in Section 2(a)(19) of the Securities Act, as modified by the JOBS Act, and it intends to take advantage of some of the exemptions from reporting requirements that are available to emerging growth companies, including:

•        not being required to comply with the auditor attestation requirements in the assessment of Greenrose’s internal control over financial reporting under Section 404(b) of the Sarbanes-Oxley Act;

•        reduced disclosure obligations regarding executive compensation in periodic reports and registration statements; and

•        not being required to hold a nonbinding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved.

Greenrose may take advantage of these reporting exemptions until it is no longer an emerging growth company. Greenrose will remain an emerging growth company until the earlier of (1) the last day of the fiscal year (a) following the fifth anniversary of the date of the first sale of common equity securities pursuant to an effective registration statement, (b) in which Greenrose has total annual gross revenue of at least $1.07 billion, or (c) in which Greenrose is deemed to be a large accelerated filer, which means the market value of the Common Stock that is held by non-affiliates exceeds $700 million as of the prior June 30th, and (2) the date on which Greenrose has issued more than $1.0 billion in non-convertible debt during the prior three-year period.

In addition, Section 107 of the JOBS Act also provides that an emerging growth company can take advantage of the exemption from complying with new or revised accounting standards provided in Section 7(a)(2)(B) of the Securities Act as long as Holdco is an emerging growth company. An emerging growth company can therefore delay the adoption of certain accounting standards until those standards would otherwise apply to private companies. Greenrose has elected to avail itself of this exemption from new or revised accounting standards and, therefore, it may not be subject to the same new or revised accounting standards as other public companies that are not emerging growth companies. Investors may find the Common Stock less attractive because Greenrose relies on these exemptions, which may result in a less active trading market for the Common Stock and the price of the Common Stock may be more volatile.

Greenrose is also deemed to be a “smaller reporting company” as defined in Rule 12b-2 under the Exchange Act, and is thus allowed to provide simplified executive compensation disclosures in its SEC filings, will be exempt from the provisions of Section 404(b) of Sarbanes-Oxley requiring that an independent registered public accounting firm provide an attestation report on the effectiveness of internal control over financial reporting and will have certain other reduced disclosure obligations with respect to its SEC filings. Greenrose will remain a “smaller reporting company” as long as, as of the last Business Day its recently completed second fiscal quarter, (i) the aggregate market value of its outstanding common stock held by non-affiliates (“public float”) is less than $250 million, or (ii) it has annual revenues of less than $100 million and public float of less than $700 million.

Greenrose cannot predict if investors will find its common shares less attractive because it will rely on the accommodations and exemptions available to emerging growth companies and smaller reporting companies. If some investors find Greenrose common shares less attractive as a result, there may be a less active trading market for the Common Stock and Greenrose’s share price may be more volatile.

Greenrose’s stockholders will have a reduced ownership and voting interest after consummation of the Qualified Business Combinations and will exercise less influence over management.

After the completion of the Qualified Business Combinations, Greenrose’s stockholders will own a smaller percentage of Greenrose than they currently own of Greenrose. Upon completion of the Qualified Business Combinations, it is anticipated that Greenrose’s stockholders (including the initial stockholders), will own between approximately 70% and 81% of Greenrose’s Common Stock immediately after the consummation of the Qualified Business Combinations under the maximum redemption and no redemption scenarios, respectively. Consequently, Greenrose’s stockholders, as a group, will have reduced ownership and voting power in Greenrose compared to their ownership and voting power in Greenrose. This percentage is calculated based on a number of assumptions, including that redemptions by Greenrose’s existing public shareholders do not exceed the cash required to complete the Qualified Business Combinations. See the section titled “Estimated Outstanding Share Calculation” for further information.

The sponsor can earn a positive rate of return on its investment, even if other shareholders experience a negative rate of return in the post- business-combination company.

On August 26, 2019, Greenrose issued an aggregate of 4,312,500 shares of its common stock (also referred to as the “Founder’s Shares”) for an aggregate purchase price of $25,000, or approximately $0.006 per share, to Greenrose’s sponsor. In its initial public offering, the Company issued an aggregate of 17,250,000 of its units (each unit consisting of one share of Greenrose common stock, $0.0001 par value per share and one warrant to purchase one share of Greenrose common stock at a price of $11.50 per share), at an offering price of $10.00 per Unit. Consequently, the Company’s sponsor may realize a positive rate of return on its initial $25,000 investment even if the public price per share of common stock of the Company drops to below $10.00 per share, in which case the public shareholders will likely experience a negative rate of return on their investment.

The operations of each of the Target Businesses may be restricted during the pendency of the respective Qualified Business Combination pursuant to terms of the respective Business Combination Agreement.

Prior to the consummation of the Qualified Business Combination, each Target Business is subject to customary interim operating covenants relating to carrying on its business in the ordinary course of business and is also subject to customary restrictions on actions that may be taken during such period without Greenrose’s consent. As a result, each Target Business may be unable, during the pendency of its Business Combination, to make certain acquisitions and capital expenditures, borrow money and otherwise pursue other actions, even if such actions would prove beneficial.

Greenrose may incur successor liabilities due to conduct arising prior to the completion of the Qualified Business Combinations.

Greenrose may be subject to certain liabilities of each of the Target Businesses. Greenrose and each of the Target Businesses at times prior to closing may each become subject to litigation claims in the operation of its business, including, but not limited to, with respect to tax, regulatory, employee or contract matters. Any litigation may be expensive and time-consuming and could divert the attention of Greenrose’s management from its business and negatively affect its operating results or financial condition. Following the Closing of the Qualified Business Combinations, Greenrose may incur successor liabilities relating to these litigation claims and, in any event, as the holding company of each of the Target Businesses will bear the effects of any ongoing litigation claims. Furthermore, the outcome of any litigation cannot be guaranteed, and adverse outcomes can affect Greenrose and each of the Target Businesses negatively.

A member of our Management team may be subject to litigation.

In late March 2021, leakage was detected from the Piney Point, Florida site where HRK Holdings, LLC operates a ‘brownfield” industrial real estate project, including phosphogypsum containment ponds or “stacks” to remediate wastewater containing tailings from phosphate production. Operations at the phosphate plant for which the containment ponds were operated ceased twenty years ago. Wastewater more recently contained in the leaking stack was labeled “mixed seawater” by the Florida Department of Environmental Protection (“FDEP”) and contained sea water from dredging of Manatee Bay, rainwater, surface water runoff from local farmland, and byproducts of legacy phosphate production, making the mixed seawater high in phosphates and nitrates. One stack at the Piney Point site experienced a serious liner tear in a pond estimated to contain approximately 480 million gallons of wastewater, and the FDEP issued an emergency discharge order to reduce water volume of the affected stack. To minimize potential risk to public health and safety that could occur in the event of a potential catastrophic failure of the stack and any resultant uncontrolled discharge of water, Florida State and local County government officials ordered the immediate evacuation of more than 300 homes deemed to be within a zone of potential flooding in the proximity of the Piney Point facility. Efforts of County, State and Federal agencies, along with HRK, succeeded in preventing a catastrophic collapse of the stack after a four-day state of emergency, and on April 6, 2021, residents subject to the evacuation order were permitted to return to their homes.

Efforts have been ongoing to develop and implement a permanent resolution to the Piney Point facility’s challenges over a period of years in addressing the issues presented in operating the site. Possible environmental impact of the stack leakage and emergency discharge of wastewater into Manatee Bay are currently being evaluated. To date, FDEP testing of Tampa Bay affected by the discharged water meet “marine water quality standards”, as defined by FDEP.

In connection with responding to the Piney Point leak and emergency management thereof, public statements have made by County and State officials, including the Governor of Florida, to the effect that HRK will be held accountable for the incident.

Greenrose CEO William F. Harley III is the Managing Member and majority owner of The Arsenal Group, a partial owner of HRK Holdings LLC. At this time, it is uncertain what impact on HRK, or on its investors, including The Arsenal Group, any effort to assert accountability or seek any remedy in connection with the leak from the stack, subsequent emergency discharge of wastewater or future site management efforts by government agencies may have.

Certain of the Target Businesses have previously been subject to litigation.

True Harvest is engaged in litigation relating to various business matters, including a dispute relating to a consulting services agreement with a consulting firm asserting that True Harvest is in breach of certain payment obligations, and that such party has filed liens securing its claims. Pursuant to the asset purchase agreement between Greenrose and True Harvest, Greenrose is not assuming liability for any litigation affecting True Harvest through the date of Closing, and Greenrose understands any liability payable by True harvest is to be paid by True Harvest in accordance with any settlement agreement entered to resolve pending litigation.

Subsequent to the completion the Qualified Business Combinations, Greenrose may be required to take write-downs or write-offs, restructuring and impairment or other charges that could have a significant negative effect on Greenrose’s financial condition, results of operations and the stock price, which could cause you to lose some or all of your investment.

Although Greenrose has conducted due diligence on each of the Target Companies, there can be no assurance that Greenrose’s diligence surfaced all material issues that may be present inside each of the Target Businesses, that it would be possible to uncover all material issues through a customary amount of due diligence, or that factors outside of each of the Target Businesses’ and outside of Greenrose’s control will not later arise. As a result of these factors, Greenrose may be forced to later write-down or write off assets, restructure its operations, or incur impairment or other charges that could result in Greenrose reporting losses. Even if Greenrose’s due diligence successfully identified certain risks, unexpected risks may arise and previously known risks may materialize in a manner not consistent with Greenrose’s preliminary risk analysis. Even though these charges may be non-cash items and would not have an immediate impact on Greenrose’s liquidity, the fact that Greenrose reports charges of this nature could contribute to negative market perceptions about Greenrose or its securities. Accordingly, any stockholders who choose to remain stockholders following Qualified Business Combinations could suffer a reduction in the value of their shares. Such stockholders are unlikely to have a remedy for such reduction in value unless they are able to successfully claim that the reduction was due to the breach by Greenrose’s officers or directors of a duty of care or other fiduciary duty owed to them, or if they are able to successfully bring a private claim under securities laws that the proxy statement relating to the Qualified Business Combinations contained an actionable material misstatement or material omission.

If our goodwill or intangible assets become impaired, we may be required to record a significant charge to earnings.

Under generally accepted accounting principles, we review our amortizable intangible assets for impairment when events or changes in circumstances indicate the carrying value may not be recoverable. Goodwill and indefinite-lived intangible assets are tested for impairment at least annually. Factors that may indicate that the carrying value of our goodwill or intangible assets may not be recoverable include a decline in stock price and market capitalization, reduced future cash flow estimates and slower growth rates in our industry.

Greenrose’s and the Target Businesses’ ability to successfully effect each of the Business Combination and Greenrose’s ability to successfully operate the business thereafter will be largely dependent upon the efforts of certain key personnel of each of the Target Businesses, all of whom are expected to stay with Greenrose following each of the Business Combinations. The loss of such key personnel could negatively impact the operations and financial results of Greenrose.

Greenrose’s and each of the Target Businesses’ ability to successfully effect each of the Business Combinations and Greenrose’s ability to successfully operate the business following the Closing is dependent upon the efforts of certain key personnel of each of the Target Businesses. Although such key personnel are generally expected to remain with Greenrose following each of the Business Combinations, and Greenrose has entered into employment agreements with them that are effective as of the Closing of the respective Business Combination and require such individual to agree to remain with Greenrose as of the Closing, there can be no assurance that such individuals will continue to remain with Greenrose after the Closing of the respective Business Combination. It is possible that any of the Target Businesses may lose key personnel, the loss of which could negatively impact the operations and profitability of Greenrose.

Greenrose’s and each of the Target Businesses’ ability to consummate the Qualified Business Combinations, and the operations of Greenrose following the Qualified Business Combinations, may be materially adversely affected by the recent coronavirus (COVID-19) pandemic.

In December 2019, a novel strain of coronavirus was reported to have surfaced in Wuhan, China, which has and is continuing to spread throughout the world, including the United States. On January 30, 2020, the World Health Organization declared the outbreak of the coronavirus disease (COVID-19) a “Public Health Emergency of International Concern.” On January 31, 2020, the U.S. Department of Health and Human Services declared a public health emergency for the United States to aid the U.S., and on March 11, 2020, the World Health Organization characterized the COVID-19 outbreak as a “pandemic.”

The COVID-19 pandemic has resulted, and other infectious diseases could result, in a widespread health crisis that has and could continue to adversely affect the economies and financial markets worldwide, which may delay or prevent the consummation of any of the Business Combinations, and the business of any of the Target Businesses or Greenrose following Closing of any of the Business Combination could be materially and adversely affected. The extent of such impact will depend on future developments, which are highly uncertain and cannot be predicted, including new information which may emerge concerning the severity of COVID-19 and the actions to contain COVID-19 or treat its impact, among others.

The parties will be required to consummate each of the Qualified Business Combinations even if a Target Business, its business, financial condition and results of operations are materially affected by COVID-19. The definition of “Company Material Adverse Effect” in each of the Qualified Business Combination Agreements excludes effects arising from or relating to epidemics, pandemics, or disease outbreaks.

The disruptions posed by COVID-19 have continued, and other matters of global concern may continue, for an extensive period of time, and if any of the Target Businesses are unable to recover from business disruptions due to COVID-19 or other matters of global concern on a timely basis, Greenrose’s and each of the Target Businesses’ ability to consummate the respective Business Combination and Greenrose’s financial condition and results of operations following consummation of each of the Business Combinations may be materially adversely affected. Each of Greenrose and the Target Businesses may also incur additional costs due to delays caused by COVID-19, which could adversely affect Greenrose’s financial condition and results of operations.

Provisions in our amended and restated certificate of incorporation and bylaws and Delaware law may inhibit a takeover of us, which could limit the price investors might be willing to pay in the future for our common stock and could entrench management.

Our amended and restated certificate of incorporation and bylaws contain provisions that may discourage unsolicited takeover proposals that stockholders may consider to be in their best interests. Our Board is divided into three classes, each of which will generally serve for a term of three years with only one class of directors being elected in each year. As a result, at a given annual meeting only a minority of the board of directors may be considered for election. Since our “staggered board” may prevent our stockholders from replacing a majority of our Board at any given annual meeting, it may entrench management and discourage unsolicited stockholder proposals that may be in the best interests of stockholders. Moreover, our board of directors has the ability to designate the terms of and issue new series of Preferred Stock.

We are also subject to anti-takeover provisions under Delaware law, which could delay or prevent a change of control. Together these provisions may make more difficult the removal of management and may discourage transactions that otherwise could involve payment of a premium over prevailing market prices for our securities.

Changes in laws or regulations, or a failure to comply with any laws and regulations, may adversely affect our business, investments and results of operations.

We are subject to laws and regulations enacted by national, regional and local governments. In particular, we will be required to comply with certain SEC and other legal requirements. Compliance with, and monitoring of, applicable laws and regulations may be difficult, time consuming and costly. Those laws and regulations and their interpretation and application may also change from time to time and those changes could have a material adverse effect on our business, investments and results of operations. In addition, a failure to comply with applicable laws or regulations, as interpreted and applied, could have a material adverse effect on our business and results of operations.

There may be tax consequences to our Qualified Business Combinations that may adversely affect us.

While we expect to undertake any merger or acquisition so as to minimize taxes both to the acquired business and/or asset and us, such business combination might not meet the statutory requirements of a tax-free reorganization, or the parties might not obtain the intended tax-free treatment upon a transfer of shares or assets. A non-qualifying reorganization could result in the imposition of substantial taxes.

Our amended and restated certificate of incorporation will provide, subject to limited exceptions, that the Court of Chancery of the State of Delaware will be the sole and exclusive forum for certain stockholder litigation matters, which could limit our stockholders’ ability to obtain a favorable judicial forum for disputes with us or our directors, officers, employees or stockholders.

Our amended and restated certificate of incorporation requires, to the fullest extent permitted by law, that derivative actions brought in our name, actions against directors, officers and employees for breach of fiduciary duty and other similar actions may be brought only in the Court of Chancery in the State of Delaware and, if brought outside of Delaware, the stockholder bringing the suit will be deemed to have consented to service of process on such stockholder’s counsel.

Any person or entity purchasing or otherwise acquiring any interest in shares of our capital stock shall be deemed to have notice of and consented to the forum provisions in our amended and restated certificate of incorporation.

This choice of forum provision may limit a stockholder’s ability to bring a claim in a judicial forum that it finds favorable for disputes with us or any of our directors, officers, other employees or stockholders, which may discourage lawsuits with respect to such claims, although our stockholders will not be deemed to have waived our compliance with federal securities laws and the rules and regulations thereunder. Alternatively, if a court were to find the choice of forum provision contained in our amended and restated certificate of incorporation to be inapplicable or unenforceable in an action, we may incur additional costs associated with resolving such action in other jurisdictions, which could harm our business, operating results and financial condition.

Our amended and restated certificate of incorporation will provide that the exclusive forum provision will be applicable to the fullest extent permitted by applicable law. Section 27 of the Exchange Act creates exclusive federal jurisdiction over all suits brought to enforce any duty or liability created by the Exchange Act or the rules and regulations thereunder and Section 22 of the Securities Act creates concurrent jurisdiction for federal and state courts over all suits brought to enforce any duty or liability created by the Securities Act or the rules and regulations thereunder. As a result, the exclusive forum provision will not apply to suits brought to enforce any duty or liability created by the Exchange Act, the Securities Act or any other claim for which the federal courts have exclusive jurisdiction.

There are risks related to the cannabis industry to which we may be subject.

We will not invest in or consummate a business combination with a target business that we determine has been operating in violation of U.S. federal laws, other than the Controlled Substances Act. Nevertheless, business combinations with companies with operations in the cannabis industry entail special considerations and risks. If we are successful in completing any of the Business Combinations, we will be subject to, and possibly adversely affected by, the following risks:

•        the cannabis industry is extremely speculative, and its legality is uncertain and constantly changing, making it subject to inherent risks;

•        use of cannabis that is not in compliance with the Controlled Substances Act is illegal under federal law, and therefore, strict enforcement of federal laws regarding the use, cultivation, processing and/or sale of cannabis would likely result in our inability to execute a business plan in the cannabis industry;

•        any changes in the current policies of the Biden Administration and the Department of Justice resulting in heightened enforcement of federal cannabis laws may negatively impact our ability to pursue our prospective business operations and/or generate revenues;

•        federal courts may refuse to recognize the enforceability of contracts pertaining to any business operations that are deemed illegal under federal law and, as a result, cannabis-related contracts could prove unenforceable in such courts;

•        consumer complaints and negative publicity regarding cannabis related products and services could lead to political pressure on states to implement new laws and regulations that are adverse to the cannabis industry or to reverse current favorable laws and regulations relating to cannabis;

•        assets leased or sold to cannabis businesses may be forfeited to the federal government in connection with government enforcement actions under federal law;

•        U.S. Food and Drug Administration regulation of cannabis and the possible registration of facilities where cannabis is grown could negatively affect the cannabis industry, which could directly affect our financial condition;

•        due to our proposed involvement in the regulated cannabis industry, we may have a difficult time obtaining the various insurance policies that are needed to operate our business, which may expose us to additional risks and financial liabilities;

•        the cannabis industry may face significant opposition from other industries that perceive cannabis products and services as competitive with their own, including but not limited to the pharmaceutical industry, adult beverage industry and tobacco industry, all of which have powerful lobbying and financial resources;

•        many national and regional banks have been resistant to doing business with cannabis companies because of the uncertainties presented by federal law and, as a result, we may have difficulty accessing the service of banks, which may inhibit our ability to open bank accounts, obtain financing in the future, or otherwise utilize traditional banking services;

•        laws and regulations affecting the regulated cannabis industry are varied, broad in scope and subject to evolving interpretations, and may restrict the use of the properties we acquire or require certain additional regulatory approvals, which could materially adversely affect our operations;

•        securities exchanges may not list companies engaged in the cannabis industry; and

•        Section 280E of the Internal Revenue Code, which disallows a tax deduction for any amount paid or incurred in carrying on any trade or business that consists of trafficking in controlled substances prohibited by federal or state law, may prevent us from deducting certain business expenditures, which would increase our net taxable income.

Any of the foregoing could have a material and adverse impact on our operations following consummation of a Business Combination.

The cannabis industry is an evolving industry, and we must anticipate and respond to changes.

The cannabis industry in the United States is growing significantly, although its development and evolution cannot yet be accurately predicted. While Greenrose has attempted to identify many risks specific to the cannabis industry, you should carefully consider that there are other risks that cannot be foreseen or are not described in this proxy statement, which could materially and adversely affect Greenrose’s business and financial performance. Greenrose’s long-term success will depend on its ability to successfully adjust its strategy to meet the changing market dynamics. If Greenrose is unable to successfully adapt to changes in the cannabis industry, Greenrose’s operations could be adversely affected.

If we are unable to recruit, train, retain and motivate key personnel, we may not achieve our business objectives.

Our future success depends on our ability to recruit, train, retain and motivate key personnel, including members of the management of the Target Businesses. Additionally, we face additional challenges in attracting, retaining and motivating highly qualified personnel due to our relationship to the cannabis industry, which is rapidly evolving and has varying levels of social acceptance. We do not maintain fixed term employment contracts or key man life insurance with any of our employees. Any failure to attract, train, retain and motivate qualified personnel could materially harm our operating results and growth prospects.

If we fail to manage our growth effectively, our brand, business and operating results could be harmed.

Upon completion of the Qualified Business Combinations we will experience rapid growth in our headcount and operations, which places substantial demands on management and our operational infrastructure. To manage the expected growth of our operations and personnel, we will be required to improve existing, and implement new, transaction-processing, operational and financial systems, procedures and controls. We will also be required to expand our finance, administrative and operations staff. We intend to continue making substantial investments in our technology, sales and data infrastructure. As we continue to grow, we must effectively integrate, develop and motivate a significant number of new employees, while maintaining the beneficial aspects of our existing corporate culture, which we believe fosters innovation, teamwork and a passion for our products and clients. In addition, our revenue may not grow at the same rate as the expansion of our business. There can be no assurance that our current and planned personnel, systems, procedures and controls will be adequate to support our future operations or that management will be able to hire, train, retrain, motivate and manage required personnel. If we are unable to manage our growth effectively, the quality of our platform, efficiency of our operations, and management of our expenses could suffer, which could negatively impact our brand, business, profitability and operating results.

Changes in existing laws, regulations or other factors could negatively impact our future effective tax rate.

Our future effective tax rate may be affected by such factors as changing interpretation of existing laws or regulations, the impact of accounting for equity-based compensation, the impact of accounting for business combinations, changes in our international organization, and changes in overall levels of income before tax. In addition, in the ordinary course of our global business, there are many intercompany transactions and calculations where the ultimate tax determination is uncertain.

Although we believe that our tax estimates are reasonable, we cannot ensure that the final determination of tax audits or tax disputes will not be different from what is reflected in our historical income tax provisions and accruals.

Natural disasters and other events beyond our control could harm our business.

Natural disasters or other catastrophic events, such as earthquakes, flooding, wildfires, power shortages, pandemics such as COVID-19, terrorism, political unrest, telecommunications failure, vandalism, cyberattacks, geopolitical instability, war, drought, sea level rise and other events beyond our control may cause damage or disruption to our operations, the operations of our suppliers and service providers, international commerce and the global economy, and could seriously harm our revenue and financial condition and increase our costs and expenses. The geographic location of our retail and production facilities, as well as the facilities of certain of our key suppliers and service providers, subject them to earthquake and wildfire risks. If a major earthquake, wildfire or other natural disaster were to damage our facilities or the facilities of suppliers and service providers, or impact the ability of our employees or the employees of our suppliers and service providers to travel to their workplace, we may experience potential impacts ranging from production and shipping delays to lost revenues and increased costs, which could significantly harm our business. Moreover, planned widespread blackouts during the peak wildfire season, such as those instituted in October 2019 by Pacific Gas and Electric, the public electric utility in the Northern California region, to avoid and contain wildfires sparked during strong wind events by downed power lines or equipment failure particularly if prolonged or frequent, could impact our operations and the operations of our suppliers and service providers located in the region. Many of our employees and the employees of such suppliers and service providers reside in or surrounding counties and may be unable to travel to work for the duration of any power shut off. We do not have multiple-site capacity for all of our operations in the event of a business disruption, and our insurance may not be sufficient to cover losses or additional expense that we may sustain. Furthermore, other parties in our supply chain are similarly vulnerable to natural disasters or other sudden, unforeseen, and severe adverse events. A natural disaster or other catastrophic event in any of our major markets could have a material adverse impact on our business, financial condition, results of operations, or cash flows. Also, in the event of damage or interruption, our insurance policies may not adequately compensate us for any losses that we may incur.

The impact of global, regional or local economic and market conditions may adversely affect our business, operating results and financial condition.

Our performance is subject to global economic conditions and economic conditions in one or more of our key markets, which impact spending by our clients and consumers. Many of our clients are small and medium-sized businesses that operate just a few retail locations, and their access to capital, liquidity and other financial resources is constrained due to the regulatory restrictions applicable to cannabis businesses. As a result, these clients may be disproportionately affected by economic downturns. Clients may choose to allocate their spending to items other than our platform, especially during economic downturns.

Economic conditions may also adversely impact retail sales of cannabis. Declining retail sales of cannabis could result in our clients going out of business or deciding to stop using our platform to conserve financial resources. Negative economic conditions may also affect third parties with whom we have entered into relationships and upon whom we depend in order to grow our business.

Furthermore, economic downturns could also lead to limitations on our ability to obtain debt or equity financing on favorable terms or at all, reduced liquidity, decreases in the market price of our securities following the Qualified Business Combinations, decreases in the fair market value of our financial or other assets, and write-downs of and increased credit and collectability risk on our receivables, any of which could have a material adverse effect on our business, operating results or financial condition.

We will need to expand our organization and may experience difficulties in recruiting needed additional employees and consultants, which could disrupt operations.

As our development and commercialization plans and strategies develop, we will need additional managerial, operational, sales, marketing, financial, legal and other resources. The competition for qualified personnel in the cannabis industry is intense. Due to this intense competition, we may be unable to attract and retain the qualified personnel necessary for the development of our business or to recruit suitable replacement personnel.

Our management may need to divert a disproportionate amount of its attention away from our day-to-day activities and devote a substantial amount of time to managing these growth activities. We may not be able to effectively manage the expansion of its operations, which may result in weaknesses in its infrastructure, operational mistakes, loss of business opportunities, loss of employees and reduced productivity among remaining employees. Our expected growth could require significant capital expenditures and may divert financial resources from other projects, such as the development of additional products. If our management is unable to effectively manage its growth, its expenses may increase more than expected, and its ability to generate and/or grow revenue could be reduced and it may not be able to implement its business strategy. Our future financial performance and its ability to commercialize products and services and compete effectively will depend, in part, on its ability to effectively manage any future growth.

As our costs increase, we may not be able to generate sufficient revenue to maintain profitability in the future.

While revenue in Target Businesses has grown in recent periods, this growth may not be sustainable due to a number of factors, including the maturation of our business and the eventual decline in the number of new major geographic markets in which the sale of cannabis is permitted and to which we have not already expanded. We may not be able to generate sufficient revenue to sustain profitability. Additionally, our costs may increase in future periods as we expend substantial financial and other resources on, among other things:

•        sales and marketing, including continued investment in our current marketing efforts and future marketing initiatives;

•        hiring of additional employees, including our product and engineering teams;

•        expansion domestically and internationally in an effort to increase our client usage, client base, and our sales to our clients;

•        development of new products, and increased investment in the ongoing development of our existing products; and

•        general administration, including a significant increase in legal and accounting expenses related to public company compliance, continued compliance with various regulations applicable to cannabis industry businesses and other work arising from the growth and maturity of our Company.

These expenditures may not result in additional revenue or the growth of our business. If we fail to continue to grow revenue or to sustain profitability, the market price of our securities could decline, and our business, operating results and financial condition could be adversely affected.

Ongoing Compliance with Applicable Local Suitability Requirements for Significant Stockholders and Senior Officers

Under applicable State licensure requirements, Greenrose’s policymaking senior officers and significant stockholders were to be found to be unsuitable under applicable law, there is a risk that the Company’s licensure in such State may be subject to administrative action, suspension or revocation. Significant stockholder thresholds vary by local regulatory framework but are generally set at 5% or 10% of the shares outstanding of the applicant for the license transfer. Officer suitability applications are also submitted for each natural person serving the applicant in a senior officer or policymaking role. In the event any person or stockholder whose suitability determination is a requirement of license transfer were in the future to become unsuitable under applicable law, local licensing may be put at risk of regulatory administrative action. To monitor compliance, Greenrose’s compliance procedures will include quarterly verification of ongoing suitability under applicable law. If any party whose suitability was established in connection with Greenrose’s applications for license transfer were in the future to become unsuitable, or any significant stockholder unknown to Greenrose were to be unsuitable under applicable law, to preclude or mitigate regulatory risk, if the Charter Proposal is approved by Greenrose stockholders, Greenrose would have the right to repurchase such unsuitable party’s stock. The repurchase price to be paid by Greenrose in any such repurchase may be material and unanticipated.

Risks Related to Theraplant’s Business

Issuance of new cultivation licenses

Introduction in Connecticut of legislation authorizing recreational adult use may have an impact on patient or usage rates for medical use of cannabis; it is unclear what impact such trends, if significant and prolonged, may have on the business or prospects of Theraplant. Additionally, the regulatory framework implementing and administering the recently legalized adult use market in Connecticut is not yet complete, and development and implementation of that framework may create uncertainties relating to the rules applicable to the issuance of new licenses as well as the timing of and any limitations on adult use sales of cannabis in Connecticut.

Risks Related to True Harvest’s Business

True Harvest is presently expanding its production capacity with a number of additional grow rooms the completion of which is expected in the near term. Any delay in satisfactory completion of such additional cultivation capacity may adversely impact current projections for True Harvest.

Because our business is dependent, in part, upon continued market acceptance of cannabis by consumers, any negative trends could adversely affect our business operations.

We are dependent on public support, continued market acceptance and the proliferation of consumers in the state-level cannabis markets. While we believe that the market and opportunities in the space will continue to grow, we cannot predict the future growth rate or size of the market. Any downturns in, or negative outlooks on, the cannabis industry may adversely affect our business and financial condition.

Expansion of our business is dependent on the continued legalization of cannabis.

Expansion of our business is in part dependent upon continued legislative authorization, including by voter initiatives and referenda, of cannabis in various jurisdictions worldwide. Any number of factors could slow, halt, or even reverse progress in this area. For example, some ballot measures in 2020 were delayed due to the COVID-19 pandemic. Further, progress for the industry, while encouraging, is not assured. While there may be ample public support for legislative action in a particular jurisdiction, numerous factors could impact the legislative process, including lobbying efforts by opposing stakeholders as well as legislators’ disagreements about how to legalize cannabis as well as the interpretation, implementation, and enforcement of applicable laws or regulations. Any one of these factors could slow or halt the legalization of cannabis, which would negatively impact our ability to expand our business. Additionally, the expansion of our business also depends on jurisdictions in which cannabis is currently legalized not narrowing, limiting or repealing existing laws legalizing and regulating cannabis, or altering the regulatory landscape in a way that diminishes the viability of cannabis businesses in those jurisdictions. Additionally, if such challenges are successful in any other jurisdictions that have legalized or are in the process of legalizing cannabis, our ability to expand our business would be negatively impacted.

Cannabis remains illegal under federal law, and therefore, strict enforcement of federal laws regarding cannabis would likely result in our inability to execute our business plan.

Cannabis, other than hemp (defined by the U.S. government as Cannabis sativa L. with a THC concentration of not more than 0.3% on a dry weight basis), is a Schedule I controlled substance under the CSA. Even in states or territories that have legalized cannabis to some extent, the cultivation, possession, and sale of cannabis all violate the CSA and are punishable by imprisonment, substantial fines and forfeiture. Moreover, individuals and entities may violate federal law if they aid and abet another in violating the CSA, or conspire with another to violate the law, and violating the CSA is a predicate for certain other crimes, including money laundering laws and the Racketeer Influenced and Corrupt Organizations Act. The U.S. Supreme Court has ruled that the federal government has the authority to regulate and criminalize the sale, possession and use of cannabis, even for individual medical purposes, regardless of whether it is legal under state law. For over five years, however, the U.S. government has not prioritized the enforcement of those laws against cannabis companies complying with state law and their vendors. No reversal of that policy of prosecutorial discretion is expected under a Biden administration given his campaign’s position on cannabis, discussed further below, although prosecutions against state-legal entities cannot be ruled out.

On January 4, 2018, then U.S. Attorney General Jeff Sessions issued a memorandum for all U.S. Attorneys (the “Sessions Memo”) rescinding certain past DOJ memoranda on cannabis law enforcement, including the Memorandum by former Deputy Attorney General James Michael Cole (the “Cole Memo”) issued on August 29, 2013, under the Obama administration. Describing the criminal enforcement of federal cannabis prohibitions against those complying with state cannabis regulatory systems as an inefficient use of federal investigative and prosecutorial resources, the Cole Memo gave federal prosecutors discretion not to prosecute state law compliant cannabis companies in states that were regulating cannabis, unless one or more of eight federal priorities were implicated, including use of cannabis by minors, violence, or the use of federal lands for cultivation. The Sessions Memo, which remains in effect, states that each U.S. Attorney’s Office should follow established principles that govern all federal prosecutions when deciding which cannabis activities to prosecute. As a result, federal prosecutors could and still can use their prosecutorial discretion to decide to prosecute even state-legal cannabis activities. Since the Sessions Memo was issued nearly three years ago, however, U.S. Attorneys have generally not prioritized the targeting of state law compliant entities.

Then Attorney General William Barr testified in his confirmation hearing on January 15, 2019, that he would not upset “settled expectations,” “investments,” or other “reliance interest[s]” arising as a result of the Cole Memo, and that he does not intend to devote federal resources to enforce federal cannabis laws in states that have legalized cannabis “to the extent people are complying with the state laws.” He stated: “My approach to this would be not to upset settled expectations and the reliance interests that have arisen as a result of the Cole Memorandum and investments have been made and so there has been reliance on it, so I don’t think it’s appropriate to upset those interests.” He also implied that the CSA’s prohibitions of cannabis may be implicitly nullified in states that have legalized cannabis: “[T]he current situation … is almost like a back-door nullification of federal law.” Industry observers generally have not interpreted Attorney General Barr’s comments to suggest that the DOJ would proceed with cases against participants who entered the state-legal industry after the Cole Memo’s rescission.

As such, we cannot assure that each U.S. Attorney’s Office in each judicial district where we operate will not choose to enforce federal laws governing cannabis sales against state-legal companies like our business clients. The basis for the federal government’s lack of recent enforcement with respect to the cannabis industry extends beyond the strong public sentiment and ongoing prosecutorial discretion. Since 2014, versions of the U.S. omnibus spending bill have included a provision prohibiting the DOJ, which includes the Drug Enforcement Administration, from using appropriated funds to prevent states from implementing their medical-use cannabis laws. In USA vs. McIntosh, the U.S. Court of Appeals for the Ninth Circuit held that the provision prohibits the DOJ from spending funds to prosecute individuals who engage in conduct permitted by state medical-use cannabis laws and who strictly comply with such laws. The court noted that, if the spending bill provision were not continued, prosecutors could enforce against conduct occurring during the statute of limitations even while the provision was previously in force. Other courts that have considered the issue have ruled similarly, although courts disagree about which party bears the burden of proof of showing compliance or noncompliance with state law. Our policies do not prohibit our state-licensed cannabis retailers from engaging in the cannabis business for adult use that is permissible under state and local laws. Consequently, certain of our retailers currently (and may in the future) sell adult-use cannabis, if permitted by such state and local laws now or in the future, and therefore may be outside any protections extended to medical-use cannabis under the spending bill provision. This could subject our clients to greater and/or different federal legal and other risks as compared to businesses where cannabis is sold exclusively for medical use, which could in turn materially adversely affect our business. Furthermore, any change in the federal government’s enforcement posture with respect to state-licensed cannabis sales, including the enforcement postures of individual federal prosecutors in judicial districts where we operate, would result in our inability to execute our business plan, and we would likely suffer significant losses with respect to client base, which would adversely affect our operations, cash flow and financial condition.

While President Biden’s campaign position on cannabis falls short of full legalization, he has campaigned on a platform of relaxing enforcement of cannabis proscriptions, including decriminalization generally. According to the Biden campaign website: “A Biden Administration will support the legalization of cannabis for medical purposes and reschedule cannabis as a CSA Schedule II drug so researchers can study its positive and negative impacts. This will include allowing the VA to research the use of medical cannabis to treat veteran-specific health needs.” He has pledged to “decriminalize” cannabis, which could prompt his U.S. Attorney General to issue policy guidance to U.S. Attorneys that they should not enforce federal cannabis prohibition against state law compliant entities and others legally transacting business with them. Indeed, the Biden-Sanders Unity Platform, which was released at the time President Biden won the Democratic Party nomination for President, affirmed that his administration would seek to “[de]criminalize marijuana use and legalize marijuana for medical purposes at the federal level;” “allow states to make their own decisions about legalizing recreational use;” and “automatically expunge all past marijuana convictions for use and possession.” Vice President Harris echoed these intentions during the vice presidential debate, saying that “[w]e will decriminalize marijuana and we will expunge the records of those who have been convicted of marijuana[-related offenses].” While President Biden’s promise to decriminalize likely would mean that the federal government would not criminally enforce the Schedule II status against state legal entities, the implications are not entirely clear.

Although the U.S. Attorney General could issue policy guidance to federal prosecutors that they should not interfere with cannabis businesses operating in compliance with states’ laws, any such guidance would not have the force of law, and could not be enforced by the courts. The President alone cannot legalize medical cannabis, and as states have demonstrated, legalizing medical cannabis can take many different forms. While rescheduling cannabis to the CSA’s Schedule II would ease certain research restrictions, it would not make the state medical or adult-use programs federally legal. Additionally, President Biden has not appointed any known proponents of cannabis legalization to the Office of National Drug Control Policy transition team. Furthermore, while industry observers are hopeful that changes in Congress, along with a Biden presidency, will increase the chances of federal cannabis policy reform, such as the Marijuana Opportunity Reinvestment and Expungement Act (or MORE Act), which was originally co-sponsored by now Vice President Harris in the Senate, or banking reform, such as the SAFE Banking Act, we cannot provide assurances about the content, timing or chances of passage of a bill legalizing cannabis, particularly in the Senate. Accordingly, we cannot predict the timing of any change in federal law or possible changes in federal enforcement. In the unlikely event that the federal government were to reverse its long-standing hands-off approach to the state legal cannabis markets and start more broadly enforcing federal law regarding cannabis, we would likely be unable to execute our business plan, and our business and financial results would be adversely affected.

There is currently no interstate commerce in the cannabis industry due to the federal prohibition of cannabis as a Schedule I narcotic. The relaxation of the federal laws prohibiting the sale of cannabis products across state lines will eventually lead to interstate commerce, which could have a material adverse effect on the business of the company.

Our business and our clients are subject to a variety of U.S. and foreign laws regarding financial transactions related to cannabis, which could subject our clients to legal claims or otherwise adversely affect our business.

We and our clients are subject to a variety of laws and regulations in the United States regarding financial transactions. Violations of the U.S. anti-money laundering (AML) laws require proceeds from enumerated criminal activity, which includes trafficking in cannabis in violation of the CSA. Financial institutions that both we and our clients rely on are subject to the Bank Secrecy Act, as amended by Title III of the USA Patriot Act. The penalties for violation of these laws include imprisonment, substantial fines and forfeiture.

In 2014, the DOJ under the Obama administration directed federal prosecutors to exercise restraint in prosecuting AML violations arising in the state legal cannabis programs and to consider the federal enforcement priorities enumerated in the Cole Memo when determining whether to charge institutions or individuals based upon cannabis-related activity. Around the same time, the Treasury Department issued guidance that clarified how financial institutions can provide services to cannabis-related businesses, consistent with financial institutions’ obligations under the Bank Secrecy Act. Then-Attorney General Sessions’ rescission of the DOJ’s guidance on the state cannabis programs in early 2018 increased uncertainty and heighted the risk that federal law enforcement authorities could seek to pursue money laundering charges against entities, or individuals, engaged in supporting the cannabis industry. On January 31, 2018, the Treasury Department issued additional guidance that the 2014 Guidance would remain in place until further notice, despite the rescission of the DOJ’s earlier guidance memoranda.

We are subject to a variety of laws and regulations in the United States and the Money Laundering Control Act (U.S.), as amended, and the rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by governmental authorities in the United States. If any of our clients’ business activities, any dividends or distributions therefrom, or any profits or revenue accruing thereby are found to be in violation of money laundering statutes, our clients could be subject to criminal liability and significant penalties and fines. Any violations of these laws, or allegations of such violations, by our clients could disrupt our operations and involve significant management distraction and expenses. As a result, a significant number of our clients facing money laundering charges could materially affect our business, operations and financial condition. Additionally, proceeds from our clients’ business activities, including payments we have received from those clients, could be subject to seizure or forfeiture if they are found to be illegal proceeds of a crime transmitted in violation of anti-money laundering laws, which could have a material adverse effect on our business. Finally, if any of our clients are found to be violating the above statutes, this could have a material adverse effect on their ability to access or maintain financial services, as discussed in detail below, which could, in turn, have a material adverse effect on our business.

We are dependent on our banking relations, and we may have difficulty accessing or consistently maintaining banking or other financial services due to our connection with the cannabis industry.

We are dependent on the banking industry to support the financial functions of our products and solutions. Our business operating functions including payroll for our employees, real estate leases, and other expenses are reliant on traditional banking. Additionally, many of our clients pay us via wire transfer to our bank accounts, or via checks that we deposit into our banks. We require access to banking services for both us and our clients to receive payments in a timely manner. Lastly, to the extent we rely on any lines of credit, these could be affected by our relationships with financial institutions and could be jeopardized if we lose access to a bank account. Important components of our offerings depend on client accounts and relationships, which in turn depend on banking functions. Most federal and federally-insured state banks currently do not serve businesses that grow and sell cannabis products on the stated ground that growing and selling cannabis is illegal under federal law, even though the Treasury Department’s Financial Crimes Enforcement Network, or FinCEN, issued guidelines to banks in February 2014 that clarified how financial institutions can provide services to cannabis-related businesses, consistent with financial institutions’ obligations under the Bank Secrecy Act. While the federal government has generally not initiated financial crimes prosecutions against state-law compliant cannabis companies or their vendors, the government theoretically could, at least against companies in the adult-use markets. The continued uncertainty surrounding financial transactions related to cannabis activities and the subsequent risks this uncertainty presents to financial institutions may result in their discontinuing services to the cannabis industry or limit their ability to provide services to the cannabis industry or ancillary businesses providing services to the cannabis industry.

As a result of federal-level illegality and the risk that providing services to state-licensed cannabis businesses poses to banks, cannabis-related businesses face difficulties accessing banks that will provide services to them. When cannabis businesses are able to find a bank that will provide services, they face extensive client due diligence in light of complex state regulatory requirements and guidance from FinCEN, and these reviews may be time-consuming and costly, potentially creating additional barriers to financial services for, and imposing additional compliance requirements on, us and our clients. FinCEN requires a party in trade or business to file with the U.S. Internal Revenue Service, or the IRS, a Form 8300 report within 15 days of receiving a cash payment of over $10,000. If we fail to comply with these laws and regulations, the imposition of a substantial penalty could have a material adverse effect on our business, results of operations and financial condition. We cannot assure that our strategies and techniques for designing our products and solutions for our clients will operate effectively and efficiently and not be adversely impacted by any refusal or reluctance of banks to serve businesses that grow and sell cannabis products. A change in banking regulations or a change in the position of the banking industry that permits banks to serve businesses that grow and sell cannabis products may increase competition for us, facilitate new entrants into the industry offering products or solutions similar to those that we offer, or otherwise adversely affect our results of operations. Also, the inability of potential clients in our target market to open accounts and otherwise use the services of banks or other financial institutions may make it difficult for us to conduct business, including receiving payments in a timely manner.

We may have difficulty using bankruptcy courts due to our involvement in the regulated cannabis industry.

We currently have no need or plans to seek bankruptcy protection. U.S. courts have held that debtors whose income is derived from cannabis or cannabis assets in violation of the CSA cannot seek federal bankruptcy protections. A U.S. court could determine that our revenue is derived from cannabis or cannabis assets and prevent us from obtaining bankruptcy protections if necessary.

We may continue to be subject to constraints on marketing our products.

Certain of the states in which we operate have enacted strict regulations regarding marketing and sales activities on cannabis products, which could affect our cannabis retail clients’ demand for our listing and marketing services. There may be restrictions on sales and marketing activities of cannabis businesses imposed by government regulatory bodies that can hinder the development of our business and operating results because of the restrictions our clients face. If our clients are unable to effectively market our products and compete for market share, or if the costs of compliance with government legislation and regulation cannot be absorbed through increased selling prices for our products for our clients, this could hamper demand for our products and services from licensed cannabis retailers, which could result in a loss of revenue.

Cannabis businesses are subject to unfavorable U.S. tax treatment.

Section 280E of the Code does not allow any deduction or credit for any amount paid or incurred during the taxable year in carrying on business, other than costs of goods sold, if the business (or the activities which comprise the trade or business) consists of trafficking in controlled substances (within the meaning of Schedules I and II of the Controlled Substances Act). The IRS has applied this provision to cannabis operations, prohibiting them from deducting expenses associated with cannabis businesses beyond costs of goods sold and asserting assessments and penalties for additional taxes owed. Section 280E may have a lesser impact on cannabis cultivation and manufacturing operations than on sales operations, which directly affects our clients, who are cannabis retailers. However, Section 280E and related IRS enforcement activity have had a significant impact on the operations of all cannabis companies. An otherwise profitable cannabis business may operate at a loss after taking into account its U.S. income tax expenses.

Cannabis businesses may be subject to civil asset forfeiture.

Any property owned by participants in the cannabis industry used in the course of conducting such business, or that represents proceeds of such business or is traceable to proceeds of such business, could be subject to seizure by law enforcement and subsequent civil asset forfeiture because of the illegality of the cannabis industry under federal law. Even if the owner of the property is never charged with a crime, the property in question could still be seized and subject to an administrative proceeding by which, with minimal due process, it could be subject to forfeiture. Forfeiture of assets of our cannabis business clients could adversely affect our revenues if it impedes their profitability or operations and our clients’ ability to continue to subscribe to our services.

Due to our involvement in the cannabis industry, we may have a difficult time obtaining the various insurances that are desired to operate our business, which may expose us to additional risk and financial liability.

Insurance that is otherwise readily available, such as general liability and directors’ and officers’ insurance, is more difficult for us to find and is more expensive or contains significant exclusions because we are cannabis industry participants. There are no guarantees that we will be able to find such insurance coverage in the future or that the cost will be affordable to us. If we are forced to go without such insurance coverage, it may prevent us from entering into certain business sectors, may inhibit our growth, and may expose us to additional risk and financial liabilities. If we experience an uninsured loss, it may result in loss of anticipated cash flow and could materially adversely affect our results of operations, financial condition, and business.

There may be difficulty enforcing certain of our commercial agreements and contracts.

Courts will not enforce a contract deemed to involve a violation of law or public policy. Because cannabis remains illegal under U.S. federal law, parties to contracts involving the state-legal cannabis industry have argued that the agreement was void as federally illegal or against public policy. Some courts have accepted this argument in certain cases, usually against the company trafficking in cannabis. While courts have enforced contracts related to activities by state-legal cannabis companies, and the trend is generally to enforce contracts with state-legal cannabis companies and their vendors, there remains doubt and uncertainty that we will be able to enforce our commercial agreements in court for this reason. We cannot be assured that we will have a remedy for breach of contract, which would have a material adverse effect on our business.

If we fail to expand effectively into new markets, our revenue and business will be adversely affected.

While a key part of our business strategy is to add clients and consumers in our existing geographic markets, we intend to expand our operations into new markets if and as cannabis continues to be legalized. Any such expansion places us in competitive markets with which we may be unfamiliar, requires us to analyze the potential applicability of new and potentially complicated regulations regarding the usage, sale and marketing of cannabis, and involves various risks, including the need to invest significant time and resources and the possibility that returns on such investments will not be achieved for several years, if at all. As a result of such expansion, we may incur losses or otherwise fail to enter new markets successfully. In attempting to establish a presence in new markets, we expect to incur significant expenses and face various other challenges, such as expanding our compliance efforts to cover those new markets. These efforts may prove more expensive than we currently anticipate, and we may not succeed in increasing our revenues sufficiently to offset these expenses. Our current and any future expansion plans will require significant resources and management attention.

Additional Regulatory Risks

Marijuana remains illegal under federal law, and enforcement of cannabis laws could change.

Cannabis is illegal under U.S. federal law.    In those states in which the use of cannabis has been legalized, its use remains a violation of federal law pursuant to the Controlled Substances Act (21 U.S.C. § 811). The Controlled Substances Act classifies cannabis as a Schedule I controlled substance, and as such, medical and adult use cannabis use is illegal under U.S. federal law. Unless and until Congress amends the Controlled Substances Act with respect to cannabis (and the President approves such amendment), there is a risk that federal authorities may enforce current federal law. If that occurs, we may be deemed to be producing, cultivating or dispensing cannabis and drug paraphernalia in violation of federal law. Since federal law criminalizing the use of cannabis pre-empts state laws that legalize its use, enforcement of federal law regarding cannabis is a significant risk and would greatly harm our business, prospects, revenue, results of operation and financial condition.

Our activities are, and will continue to be, subject to evolving regulation by governmental authorities. We are directly or indirectly engaged in the medical and adult use cannabis industry in the United States where local state law permits such activities. The legality of the production, cultivation, extraction, distribution, retail sales, transportation and use of cannabis differs among states in the United States. Due to the current regulatory environment in the United States, new risks may emerge, and management may not be able to predict all such risks.

As of June 2021, there are 36 states in the U.S., in addition to Washington D.C., Puerto Rico, Guam and the U.S. Virgin Islands, that have laws and/or regulations that recognize, in one form or another, legitimate medical uses for cannabis and consumer use of cannabis in connection with medical treatment. Alaska, Arizona, California, Colorado, Illinois, Maine, Massachusetts, Michigan, Montana, Nevada, New Jersey, New York, Oregon, South Dakota, Vermont, Washington, Washington, D.C., and Guam have legalized cannabis for adult use.

Our activities in the medical and adult use cannabis industry may be illegal under the applicable federal laws of the United States. There can be no assurances that the federal government of the United States will not seek to enforce the applicable laws against us. The consequences of such enforcement would be materially adverse to us and our business, including our reputation, profitability and the market price of our publicly traded shares, and could result in the forfeiture or seizure of all or substantially all of our assets.

Due to the conflicting views between state legislatures and the federal government regarding cannabis, cannabis businesses are subject to inconsistent laws and regulations.

There can be no assurance that the federal government will not enforce federal laws relating to cannabis and seek to prosecute cases involving cannabis businesses that are otherwise compliant with state laws in the future.

The U.S. administration under President Obama attempted to address the inconsistent treatment of cannabis under state and federal law in the Cole Memorandum which Deputy Attorney General James Cole sent to all U.S. Attorneys in August 2013 that outlined certain priorities for the U.S. Department of Justice (“DOJ”) relating to the prosecution of cannabis offenses. The Cole Memorandum held that enforcing federal cannabis laws and regulations in jurisdictions that have enacted laws legalizing cannabis in some form and that have also implemented strong and effective regulatory and enforcement systems to control the cultivation, processing, distribution, sale and possession of cannabis, conduct in compliance with those laws and regulations was not a priority for the DOJ. Instead, the Cole Memorandum directed U.S. Attorney’s Offices discretion not to investigate or prosecute state law compliant participants in the medical cannabis industry who did not implicate certain identified federal government priorities, including preventing interstate diversion or distribution of cannabis to minors.

As discussed above, on January 4, 2018, then U.S. Attorney General Jeff Sessions formally issued the Sessions Memorandum, which rescinded the Cole Memorandum effective upon its issuance. The Sessions Memorandum stated, in part, that current law reflects “Congress’ determination that cannabis is a dangerous drug and cannabis activity is a serious crime”, and Mr. Sessions directed all U.S. Attorneys to enforce the laws enacted by Congress and to follow well-established principles that govern all federal prosecutions when deciding whether to pursue prosecutions related to cannabis activities. As a result, federal prosecutors could, and still can, use their prosecutorial discretion to decide to prosecute actors compliant with their state laws. Although there have not been any identified prosecutions of state law compliant cannabis entities, there can be no assurance that the federal government will not enforce federal laws relating to cannabis in the future. Jeff Sessions resigned as U.S. Attorney General on November 7, 2018. On February 14, 2019, William Barr was confirmed as U.S. Attorney General. However, in a written response to questions from U.S. Senator Cory Booker made as a nominee, Attorney General Barr stated “I do not intend to go after parties who have complied with state law in reliance on the Cole Memo.” Nonetheless, there is no guarantee that state laws legalizing and regulating the sale and use of cannabis will not be repealed or overturned, or that local governmental authorities will not limit the applicability of state laws within their respective jurisdictions. Unless and until the United States Congress amends the CSA with respect to cannabis (and as to the timing or scope of any such potential amendments there can be no assurance), there is a risk that federal authorities may enforce current U.S. federal law.

The Department of Justice under Mr. Barr did not take a formal position on federal enforcement of laws relating to cannabis. Mr. Barr has stated publicly that his preference would be to have a uniform federal rule against cannabis, but, absent such a uniform rule, his preference would be to permit the existing federal approach of leaving it up to the states to make their own decisions.

Furthermore, Acting Attorney General Monty Wilkinson, who began in his position on January 20, 2021, has not provided a clear policy directive for the United States as it pertains to state-legal cannabis-related activities. President Biden has nominated, and the United States Senate has confirmed, Merrick Garland to serve as Attorney General in the Biden administration. It is not yet known whether the Department of Justice under President Biden and Attorney General Garland, will re-adopt the Cole Memorandum or announce a substantive cannabis enforcement policy.

If the Department of Justice policy under Acting Attorney General Wilkinson or Attorney General Garland were to aggressively pursue financiers or owners of cannabis-related businesses, and United States Attorneys followed such Department of Justice policies through pursuing prosecutions, then the Company could face (i) seizure of its cash and other assets used to support or derived from its cannabis operations, (ii) the arrest of its employees, directors, officers, managers and investors, and charges of ancillary criminal violations of the CSA for aiding and abetting and conspiring to violate the CSA by virtue of providing financial support to cannabis companies that service or provide goods to state-licensed or permitted cultivators, processors, distributors, and/or retailers of cannabis, and/or (iii) the barring of its employees, directors, officers, managers and investors who are not United States citizens from entry into the United States for life.

One legislative safeguard for the medical cannabis industry, appended to federal appropriations legislation, remains in place. Currently referred to as the “Rohrabacher-Blumenauer Amendment”, this so-called “rider” provision has been appended to the Consolidated Appropriations Acts for fiscal years 2015, 2016, 2017, 2018, and 2019. Under the terms of the Rohrabacher-Blumenauer rider, the federal government is prohibited from using congressionally appropriated funds to enforce federal cannabis laws against regulated medical cannabis actors operating in compliance with state and local law. On December 20, 2019, then President Donald Trump signed the Consolidated Appropriations Act, 2020 which included the Rohrabacher-Blumenauer Amendment, which prohibits the funding of federal prosecutions with respect to medical cannabis activities that are legal under state law. On December 27, 2020, the omnibus spending bill passed including the Rohrabacher-Blumenauer Amendment, extending its application until September 30, 2021. There can be no assurances that the Rohrabacher-Blumenauer Amendment will be included in future appropriations bills to prevent the federal government from using congressionally appropriated funds to enforce federal cannabis laws against regulated medical cannabis actors operating in compliance with state and local law.

There is no guarantee that state laws legalizing and regulating the sale and use of cannabis will not be repealed, amended or overturned, or that local governmental authorities will not limit the applicability of state laws within their respective jurisdictions. Unless and until the United States Congress amends or repeals the CSA with respect to medical and/or adult-use cannabis (and as to the timing or scope of any such potential amendment or repeal there can be no assurance), there is a significant risk that federal authorities may enforce current federal law. If the federal government begins to enforce federal laws relating to cannabis in states where the sale and use of cannabis is currently legal, or if existing applicable state laws are repealed or curtailed, the Company’s business, results of operations, financial condition and prospects would be materially adversely affected.

Marijuana (cannabis) remains a Schedule I controlled substance under the CSA, and neither the Cole Memorandum nor its rescission nor the continued passage of the Rohrabacher/Blumenauer Amendment has altered that fact. The federal government of the United States has always reserved the right to enforce federal law in regard to the sale and disbursement of medical or adult-use marijuana, even if state law sanctions such sale and disbursement. If the United States federal government begins to enforce United States federal laws relating to cannabis in states where the sale and use of cannabis is currently legal, or if existing applicable state laws are repealed or curtailed, the Company’s business, results of operations, financial condition and prospects would be materially adversely affected.

The uncertainty of U.S. federal enforcement practices going forward and the inconsistency between U.S. federal and state laws and regulations present major risks for us.

We may be subject to action by the U.S. federal government.

Since the cultivation, processing, production, distribution and sale of cannabis for any purpose, medical, adult use or otherwise, remain illegal under U.S. federal law, it is possible that we may be forced to cease activities. The U.S. federal government, through, among others, the Department of Justice, its sub-agency the Drug Enforcement Administration and the Internal Revenue Service, has the right to actively investigate, audit and shut down cannabis growing facilities, processors and retailers. The U.S. federal government may also attempt to seize our property. Any action taken by the Department of Justice, the Drug Enforcement Administration and/or the IRS to interfere with, seize or shut down our operations will have an adverse effect on our business, prospects, revenue, results of operation and financial condition.

Since federal law criminalizing the use of cannabis pre-empts state laws that legalize its use, the federal government can assert criminal violations of federal law despite state laws permitting the use of cannabis. It does not appear that federal law enforcement and regulatory agencies are focusing resources on licensed marijuana related businesses that are operating in compliance with state law, although the position of the current administration is unclear with respect efforts to reform, repeal or amendment the CSA to decriminalize cannabis, or the timing of any such efforts. As the recession of the Cole Memorandum and the implementation of the Sessions Memorandum demonstrate, the Department of Justice may at any time issue additional guidance that directs federal prosecutors to devote more resources to prosecuting marijuana related businesses. We could face:

(i)     seizure of our cash and other assets used to support or derived from our cannabis subsidiaries;

(ii)    the arrest of our employees, directors, officers, managers and investors; and

(iii)   ancillary criminal violations of the Controlled Substances Act for aiding and abetting, and conspiracy to violate the Controlled Substances Act by providing financial support to cannabis companies that service or provide goods to state-licensed or permitted cultivators, processors, distributors and/or retailers of cannabis.

Because the Cole Memorandum was rescinded, the Department of Justice under the current administration or an aggressive federal prosecutor could allege that Greenrose and our Board, our executive officers and, potentially, our shareholders, “aided and abetted” violations of federal law by providing finances and services to our portfolio cannabis companies. Under these circumstances, federal prosecutors could seek to seize our assets, and to recover the “illicit profits” previously distributed to shareholders resulting from any of our financing or services. In these circumstances, our operations would cease, shareholders may lose their entire investments and directors, officers and/or shareholders may be left to defend any criminal charges against them at their own expense and, if convicted, be sent to federal prison.

Additionally, there can be no assurance as to the position any new administration may take on marijuana, and a new administration could decide to enforce the federal laws strongly. Any enforcement of current federal marijuana laws could cause significant financial damage to us and our shareholders. Further, future presidential administrations may choose to treat marijuana differently and potentially enforce the federal laws more aggressively.

Violations of any federal laws and regulations could result in significant fines, penalties, administrative sanctions, convictions or settlements arising from civil proceedings conducted by either the federal government or private citizens, or criminal charges, including, but not limited to, disgorgement of profits, cessation of business activities or divestiture. These results could have a material adverse effect on us, including our reputation and ability to conduct business, our holding (directly or indirectly) of cannabis licenses in the United States, the listing of our securities on various stock exchanges, our financial position, operating results, profitability or liquidity or the market price of our Common Stock. In addition, it is difficult to estimate the time or resources that would be needed for the investigation or final resolution of any such matters because: (i) the time and resources that may be needed depend on the nature and extent of any information requested by the authorities involved, and (ii) such time or resources could be substantial.

State regulation of cannabis is uncertain.

There is no assurance that state laws legalizing and regulating the sale and use of cannabis will not be amended, repealed or overturned, or that local governmental authorities will not limit the applicability of state laws within their respective jurisdictions. If the U.S. federal government begins to enforce U.S. federal laws relating to cannabis in states where the sale and use of cannabis is currently legal, or if existing state laws are repealed or curtailed, our business or operations in those states or under those laws would be materially and adversely affected. Federal actions against any individual or entity engaged in the cannabis industry or a substantial repeal of cannabis related legislation could adversely affect us, our business and our assets or investments.

The rulemaking process at the state level that applies to cannabis operators in any state will be ongoing and result in frequent changes. As a result, a compliance program is essential to manage regulatory risk. All of our implemented operating policies and procedures are compliance-based and are derived from the state regulatory structure governing ancillary cannabis businesses and their relationships to state-licensed or permitted cannabis operators, if any. Notwithstanding our efforts and diligence, regulatory compliance and the process of obtaining regulatory approvals can be costly and time-consuming. No assurance can be given that we will receive the requisite licenses, permits or cards to continue operating our businesses.

In addition, local laws and ordinances could restrict our business activity. Although our operations are legal under the laws of the states in which we operate, local governments have the ability to limit, restrict and ban cannabis businesses from operating within their jurisdiction. Land use, zoning, local ordinances and similar laws could be adopted or changed and have a material adverse effect on our business.

Multiple states where medical and/or adult use cannabis is legal have or are considering special taxes or fees on businesses in the marijuana industry. It is uncertain at this time whether other states are in the process of reviewing such additional taxes and fees. The implementation of special taxes or fees could have a material adverse effect upon our business, prospects, revenue, results of operation and financial condition.

Upon completion of the Qualified Business Combinations, we will operate in Arizona and Connecticut and intend to operate in other states as deemed appropriate by management.

State regulatory agencies may require us to post bonds or significant fees.

There is a risk that a greater number of state regulatory agencies will begin requiring entities engaged in certain aspects of the business or industry of legal marijuana to post a bond or significant fees when applying, for example, for a dispensary license or renewal as a guarantee of payment of sales and franchise taxes. We are not able to quantify at this time the potential scope of such bonds or fees in the states in which we currently operate or may in the future operate. Any bonds or fees of material amounts could have a negative impact on the ultimate success of our business.

We may face limitations on ownership of cannabis licenses.

In certain states, the cannabis laws and regulations limit not only the number of cannabis licenses issued, but also the number of cannabis licenses that one person or entity may own. Such limitations on the ownership of additional licenses within certain states may limit our ability to expand in such states. We may employ joint ventures from time to time to ensure continued compliance with the applicable regulatory guidelines. We will structure our joint ventures on a case-by-case basis but will generally try to maintain operational control over the joint venture business and a variable economic interest through the applicable governing documents.

We may become subject to Food and Drug Administration or Bureau of Alcohol, Tobacco, Firearms and Explosives regulation.

Cannabis remains a Schedule I controlled substance under U.S. federal law. If the federal government reclassifies cannabis to a Schedule II controlled substance, it is possible that the Food and Drug Administration would seek to regulate cannabis under the Food, Drug and Cosmetics Act of 1938. Additionally, the Food and Drug Administration may issue rules and regulations, including good manufacturing practices, related to the growth, cultivation, harvesting, processing and labeling of medical cannabis. Clinical trials may be needed to verify the efficacy and safety of cannabis. It is also possible that the Food and Drug Administration would require facilities where medical use cannabis is grown to register with the Food and Drug Administration and comply with certain federally prescribed regulations. In the event that some or all of these regulations are imposed, the impact they would have on the cannabis industry is unknown, including the costs, requirements and possible prohibitions that may be enforced. If we are unable to comply with the potential regulations or registration requirements prescribed by the Food and Drug Administration, it may have an adverse effect on our business, prospects, revenue, results of operation and financial condition.

It is also possible that the federal government could seek to regulate cannabis under the U.S. Bureau of Alcohol, Tobacco, Firearms and Explosives. The Bureau of Alcohol, Tobacco, Firearms and Explosives may issue rules and regulations related to the use, transporting, sale and advertising of cannabis or cannabis products, including smokeless cannabis products.

Cannabis businesses are subject to applicable anti-money laundering laws and regulations and have restricted access to banking and other financial services.

We are subject to a variety of laws and regulations in the United States that involve money laundering, financial record-keeping and proceeds of crime, including the U.S. Currency and Foreign Transactions Reporting Act of 1970, (which we refer to as the Bank Secrecy Act), as amended by Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (which we refer to as the USA Patriot Act), and any related or similar rules, regulations or guidelines, issued, administered or enforced by governmental authorities in the United States. Accordingly, pursuant to the Bank Secrecy Act, banks or other financial institutions that provide a cannabis business with a checking account, debit or credit card, small business loan or any other service could be found guilty of money laundering, aiding and abetting, or conspiracy.

The United States Department of the Treasury’s Financial Crimes Enforcement Network, which we refer to as FinCEN, issued a memorandum on February 14, 2014, which we refer to as the FinCEN Memorandum, outlining the pathways for financial institutions to bank cannabis businesses in compliance with federal enforcement priorities. The FinCEN Memorandum states that in some circumstances, it is permissible for banks to provide services to cannabis-related businesses without risking prosecution for violation of federal money laundering laws. The FinCEN Memorandum refers to the Cole Memorandum’s enforcement priorities.

The revocation of the Cole Memorandum has not yet affected the status of the FinCEN Memorandum, nor has FinCEN given any indication that it intends to rescind the FinCEN Memorandum itself. Shortly after the Sessions Memorandum was issued, FinCEN did state that it would review the FinCEN Memorandum, but FinCEN has not yet issued further guidance.

Although the FinCEN Memorandum remains intact, it is unclear whether the current administration will continue to follow its guidelines. The Department of Justice continues to have the right and power to prosecute crimes committed by banks and financial institutions, such as money laundering and violations of the Bank Secrecy Act, that occur in any state including states that have in some form legalized the sale of cannabis. Further, the conduct of the Department of Justice’s enforcement priorities could change for any number of reasons. A change in the Department of Justice’s priorities could result in the prosecution of banks and financial institutions for crimes that were not previously prosecuted.

If our operations, or proceeds thereof, dividend distributions or profits or revenues derived from our operations were found to be in violation of money laundering legislation or otherwise, such transactions may be viewed as proceeds from a crime (the sale of a Schedule I drug) under the Bank Secrecy Act’s money laundering provisions. This may restrict our ability to declare or pay dividends or effect other distributions.

The FinCEN Memorandum does not provide any safe harbors or legal defenses from examination or regulatory or criminal enforcement actions by the Department of Justice, FinCEN or other federal regulators. Thus, most banks and other financial institutions in the United States do not appear comfortable providing banking services to cannabis-related businesses or relying on this guidance given that it has the potential to be amended or revoked by the current administration. In addition to the foregoing, banks may refuse to process debit card payments and credit card companies generally refuse to process credit card payments for cannabis-related businesses. As a result, we may have limited or no access to banking or other financial services in the United States. In addition, federal money laundering statutes and Bank Secrecy Act regulations discourage financial institutions from working with any organization that sells a controlled substance, regardless of whether the state it operates in permits cannabis sales. Our inability or limitation of our ability to open or maintain bank accounts, obtain other banking services and/or accept credit card and debit card payments may make it difficult for us to operate and conduct our business as planned or to operate efficiently.

Banks and other depository institutions are currently hindered by federal law from providing financial services to marijuana businesses, even in states where those businesses are regulated. On March 7, 2019, Democratic representative Ed Perlmutter of Colorado introduced house bill H.R. 1595, known as the Secure and Fair Enforcement (SAFE) Banking Act of 2019 (H.R. 1595), which we refer to as the SAFE Banking Act, which was reintroduced in March 2021, and would protect banks and their employees from punishment for providing services to cannabis businesses that are legal on a state level.

We may face difficulties acquiring additional financing.

We may require equity and/or debt financing to support on-going operations, to undertake capital expenditures or to undertake acquisitions and/or other business combination transactions. There can be no assurance that additional financing will be available to us when needed or on terms which are acceptable. Our inability to raise financing through traditional banking to fund on-going operations, capital expenditures or acquisitions could limit our growth and may have a material adverse effect upon our business, prospects, revenue, results of operation and financial condition.

We operate in a highly regulated sector and may not always succeed in complying fully with applicable regulatory requirements in all jurisdictions where we carry on business.

Our business and activities are heavily regulated in all jurisdictions where we carry on business. Our operations are subject to various laws, regulations and guidelines by state and local governmental authorities relating to the manufacture, marketing, management, transportation, storage, sale, pricing and disposal of cannabis and cannabis oil, and also including laws and regulations relating to health and safety, insurance coverage, the conduct of operations and the protection of the environment. Laws and regulations, applied generally, grant government agencies and self-regulatory bodies broad administrative discretion over our activities, including the power to limit or restrict business activities as well as impose additional disclosure requirements on our products and services. Achievement of our business objectives is contingent, in part, upon compliance with regulatory requirements enacted by these governmental authorities and obtaining all necessary regulatory approvals for the manufacture, production, storage, transportation, sale, import and export, as applicable, of our products. The commercial cannabis industry is still a new industry at the state and local level. The effect of relevant governmental authorities’ administration, application and enforcement of their respective regulatory regimes and delays in obtaining, or failure to obtain, applicable regulatory approvals which may be required may significantly delay or impact the development of markets, products and sales initiatives and could have a material adverse effect on our business, prospects, revenue, results of operation and financial condition.

While we endeavor to comply with all relevant laws, regulations and guidelines and, to our knowledge, we are in compliance or are in the process of being assessed for compliance with all such laws, regulations and guidelines, any failure to comply with the regulatory requirements applicable to our operations may lead to possible sanctions including the revocation or imposition of additional conditions on licenses to operate our business; the suspension or expulsion from a particular market or jurisdiction or of our key personnel; the imposition of additional or more stringent inspection, testing and reporting requirements; and the imposition of fines and censures. In addition, changes in regulations, more vigorous enforcement thereof or other unanticipated events could require extensive changes to our operations, increase compliance costs or give rise to material liabilities and/or revocation of our licenses and other permits, which could have a material adverse effect on our business, results of operations and financial condition. Furthermore, governmental authorities may change their administration, application or enforcement procedures at any time, which may adversely impact our ongoing costs relating to regulatory compliance.

We may face difficulties in enforcing our contracts.

Because our contracts involve cannabis and other activities that are not legal under federal law and in some state jurisdictions, we may face difficulties in enforcing our contracts in federal courts and certain state courts. We cannot be assured that we will have a remedy for breach of contract, which could have a material adverse effect on us.

We have limited trademark protection.

We will not be able to register any federal trademarks for our cannabis products. Because producing, manufacturing, processing, possessing, distributing, selling and using cannabis is a crime under the Controlled Substances Act, the Patent and Trademark Office will not permit the registration of any trademark that identifies cannabis products. As a result, we likely will be unable to protect our cannabis product trademarks beyond the geographic areas in which it conducts business. The use of our trademarks outside the states in which we operate by one or more other persons could have a material adverse effect on the value of such trademarks.

We are and may continue to be subject to constraints on marketing our products.

Certain of the states in which we operate have enacted strict regulations regarding marketing and sales activities on cannabis products. There may be restrictions on sales and marketing activities imposed by government regulatory bodies that can hinder the development of our business and operating results. Restrictions may include regulations that specify what, where and to whom product information and descriptions may appear and/or be advertised. Marketing, advertising, packaging and labeling regulations also vary from state to state, potentially limiting the consistency and scale of consumer branding communication and product education efforts. The regulatory environment in the U.S. limits our ability to compete for market share in a manner similar to other industries. If we are unable to effectively market our products and compete for market share, or if the costs of compliance with government legislation and regulation cannot be absorbed through increased selling prices for our products, our sales and operating results could be adversely affected.

We face risks related to the results of future clinical research.

Research regarding the medical benefits, viability, safety, efficacy, dosing and social acceptance of cannabis or isolated cannabinoids (such as cannabidiol, commonly referred to as CBD, and tetrahydrocannabinol, commonly referred to as THC) remains in early stages. There have been relatively few clinical trials on the benefits of cannabis or isolated cannabinoids (such as CBD and THC). Although we believe that various articles, reports and studies support our beliefs regarding the medical benefits, viability, safety, efficacy, dosing and social acceptance of cannabis, future research and clinical trials may prove such statements to be incorrect, or could raise concerns regarding, and perceptions relating to, cannabis. Further, the federal illegality of cannabis and associated limits on our ability to properly fund and conduct research on cannabis and the lack of formal Food and Drug Administration oversight of cannabis, there is limited information about the long-term safety and efficacy of cannabis in its various forms, when combusted or combined with various cannabis and/or non-cannabis derived ingredients and materials or when ingested, inhaled, or topically applied. Future research or oversight may reveal negative health and safety effects, which may significantly impact our reputation, operations and financial performance.

Given these risks, uncertainties and assumptions, prospective purchasers should not place undue reliance on such articles and reports. Future research studies and clinical trials may draw opposing conclusions to those stated in this proxy statement or reach negative conclusions regarding the medical benefits, viability, safety, efficacy, dosing, social acceptance or other facts and perceptions related to cannabis, which could have a material adverse effect on the demand for our products, with the potential to have a material adverse effect on our business, prospects, revenue, results of operation and financial condition.

We are subject to proceeds of crime statutes.

We will be subject to a variety of laws that concern money laundering, financial recordkeeping and proceeds of crime. These include: the Bank Secrecy Act, as amended by Title III of the USA Patriot Act, the Proceeds of Crime (Money Laundering) and the Corporate Transparency Act enacted in January 2021 and any related or similar rules, regulations or guidelines, issued, administered or enforced by governmental authorities in the United States.

In the event that any of our license agreements, or any proceeds thereof, in the United States were found to be in violation of money laundering legislation or otherwise, such transactions may be viewed as proceeds of crime under one or more of the statutes noted above, or any other applicable legislation. This could have a material adverse effect on us and, among other things, could restrict or otherwise jeopardize our ability to declare or pay dividends, effect other distributions or subsequently repatriate such funds back to Canada.

We face security risks.

The business premises of our operating locations are targets for theft. While we have implemented security measures at each location and continue to monitor and improve such security measures, our cultivation, processing and dispensary facilities could be subject to break-ins, robberies and other breaches in security. If there was a breach in security and we fell victim to a robbery or theft, the loss of cannabis plants, cannabis oils, cannabis flowers, other cannabis goods and cultivation and processing equipment could have a material adverse impact on our business, prospects, revenue, results of operation and financial condition.

As our business involves the movement and transfer of cash which is collected from dispensaries or patients/customers and deposited into our bank, there is a risk of theft or robbery during the transport of cash. Our transport, distribution, and delivery of finished cannabis goods inventory including but not limited to wholesale delivery of finished products to retail customers and delivery of finished goods to end consumers and other intermediaries, also is subject to risks of theft and robbery. We have engaged a security firm to provide security in the transport and movement of large amounts of cash and products. Employees sometimes transport cash and/or products and, if requested, may be escorted by armed guards. While we have taken robust steps to prevent theft or robbery of cash during transport, there can be no assurance that there will not be a security breach during the transport and the movement of cash involving the theft of product or cash.

We face exposure to fraudulent or illegal activity.

We face exposure to the risk that employees, independent contractors or consultants may engage in fraudulent or other illegal activities. Misconduct by these parties could be intentional, reckless and/or negligent conduct. There may be disclosure of unauthorized activities that violate government regulations, manufacturing standards, healthcare laws, abuse laws and other financial reporting laws. Further, it may not always be possible for us to identify and deter misconduct by our employees and other third parties, and the precautions we take to detect and prevent these activities may not always be effective. As a result, we could face potential penalties and litigation.

There can be no assurance that our current and future strategic alliances or expansions of scope of existing relationships will have a beneficial impact on our business, financial condition and results of operations.

We currently have, and may in the future enter into, additional strategic alliances and partnerships with third parties that we believe will complement or augment our existing business. Our ability to complete strategic alliances is dependent upon, and may be limited by, the availability of suitable candidates and capital. In addition, strategic alliances could present unforeseen integration obstacles or costs, may not enhance our business and may involve risks that could adversely affect us, including significant amounts of management time that may be diverted from operations in order to pursue and complete such transactions or maintain such strategic alliances. Future strategic alliances could result in the incurrence of additional debt, costs and contingent liabilities, and there can be no assurance that future strategic alliances will achieve, or that our existing strategic alliances will continue to achieve, the expected benefits to our business or that we will be able to consummate future strategic alliances on satisfactory terms, if at all. Any of the foregoing could have a material adverse effect on our business, financial condition and results of operations.

Competition for the acquisition and leasing of properties suitable for the cultivation, production and sale of medical and adult use cannabis may impede our ability to make acquisitions or increase the cost of these acquisitions, and may generally impede our ability to expand, which could adversely affect our operating results and financial condition.

We compete for the acquisition of properties suitable for the cultivation, production and sale of medical and adult use cannabis with entities engaged in agriculture, real estate investment, consumer products manufacturing and retail activities, including corporate agriculture companies, cultivators, producers and sellers of cannabis. These competitors may prevent us from acquiring and leasing desirable properties, may cause an increase in the price we must pay for properties or may result in us having to lease our properties on less favorable terms than we expect. Our competitors may have greater financial and operational resources than we do and may be willing to pay more for certain assets or may be willing to accept more risk than we believe can be prudently managed. In particular, larger companies may enjoy significant competitive advantages that result from, among other things, a lower cost of capital and enhanced operating efficiencies. Our competitors may also adopt transaction structures similar to ours, which would decrease our competitive advantage in offering flexible transaction terms. In addition, due to a number of factors, including but not limited to potential greater clarity of the laws and regulations governing medical use cannabis by state and federal governments, the number of entities and the amount of funds competing for suitable investment properties may increase, resulting in increased demand and increased prices paid for these properties. If we pay higher prices for properties or enter into leases for such properties on less favorable terms than we expect, our profitability and ability to generate cash flow and make distributions to our stockholders may decrease. Increased competition for properties may also preclude us from acquiring those properties that would generate attractive returns to us.

Our reputation and ability to do business may be negatively impacted by the improper conduct by our business partners, employees or agents.

We cannot provide assurance that our internal controls and compliance systems will protect us from acts committed by our employees, agents or business partners in violation of U.S. federal or state or local laws. Any improper acts or allegations could damage our reputation and subject us to civil or criminal investigations and related shareholder lawsuits, could lead to substantial civic and criminal monetary and non-monetary penalties and could cause us to incur significant legal and investigatory fees.

We face risks due to industry immaturity or limited comparable, competitive or established industry best practices.

As a relatively new industry, there are not many established operators in the medical and adult use cannabis industries whose business models we can follow or build upon. Similarly, there is no or limited information about comparable companies available for potential investors to review in making a decision about whether to invest in us.

Shareholders and investors should consider, among other factors, our prospects for success in light of the risks and uncertainties encountered by companies, like us, that are in their early stages. For example, unanticipated expenses and problems or technical difficulties may occur, which may result in material delays in the operation of our business. We may fail to successfully address these risks and uncertainties or successfully implement our operating strategies. If we fail to do so, it could materially harm our business to the point of having to cease operations and could impair the value of the Common Stock to the extent that investors may lose their entire investments.

We face risks related to our products.

We have committed and expect to continue committing significant resources and capital to develop and market existing products and new products and services. These products are relatively untested in the marketplace, and we cannot assure shareholders and investors that we will achieve market acceptance for these products, or other new products and services that we may offer in the future. Moreover, these and other new products and services may be subject to significant competition with offerings by new and existing competitors in the industry. In addition, new products and services may pose a variety of challenges and require us to attract additional qualified employees. The failure to successfully develop, manage and market these new products and services could seriously harm our business, prospects, revenue, results of operation and financial condition.

We are dependent on the popularity of consumer acceptance of our brand portfolio.

Our ability to generate revenue and be successful in the implementation of our business plan is dependent on consumer acceptance of and demand for our products produced and sold. Acceptance of our products depends on several factors, including availability, cost, ease of use, familiarity of use, convenience, effectiveness, safety and reliability. If these customers do not accept our products, or if such products fail to adequately meet customers’ needs and expectations, our ability to continue generating revenues could be reduced.

Our business is subject to the risks inherent in agricultural operations.

Our business involves the growing of cannabis, an agricultural product. Our business is subject to the risks inherent in the agricultural business, such as insects, plant diseases and similar agricultural risks that could deplete the viability of harvested cannabis and our revenue generating abilities. Although our cultivation is substantially completed indoors under climate control, some cultivation may be completed outdoors, and there can be no assurance that natural elements will not have a material adverse effect on any future production. In addition, events such as system failures or utility outages, which could result from natural or man-made conditions, could limit our ability to control the climates of our indoor grow and/or storage facilities that could result in damage, disease or rot to our products and our revenue generating abilities.

Climate change risk to our future operations from natural disasters and extreme weather conditions.

Climate change resulting from increased concentrations of carbon dioxide and other greenhouse gases in the atmosphere could present risks to the Company’s future operations from natural disasters and extreme weather conditions, such as droughts, heat waves, hurricanes, tornadoes, wildfires or flooding. Such extreme weather conditions could pose physical risks to our facilities and disrupt operation of our supply chain and may impact operational costs. The impacts of climate change on global water resources may result in water scarcity, which could in the future impact the Company’s ability to access sufficient quantities of water in certain locations and result in increased costs. The Company is dependent upon electricity to power equipment at the indoor growing facilities. Impacts of climate change may also impact the availability of electricity at its current and future locations. In recent years, shortages of electricity have resulted in increased costs to users and interruptions in service. For example, California has experienced rolling blackouts due to excessive demands on the electrical grid or as precautionary measures against the risk of wildfire, Texas recently experienced widespread outages, rolling blackouts and electricity price spikes arising from cold weather conditions and other markets in which the Company operates can experience significant power outages from time to time. Climate change may increase the frequency of such weather-related energy security issues. In the event of a power outage or shortage, the Company will typically be dependent on the utility company and/or the site host to restore power or provide power at a reasonable cost.

Concern over climate change could result in new legal or regulatory requirements designed to mitigate the effects of climate change on the environment. If such laws or regulations are more stringent than current legal or regulatory requirements, we may experience increased compliance burdens and costs to meet the regulatory obligations and may adversely affect raw material sourcing, manufacturing operations and the distribution of our products.

We may be adversely impacted by rising or volatile energy costs.

Our cannabis growing operations consume considerable energy, which makes us vulnerable to rising energy costs. Accordingly, rising or volatile energy costs may adversely affect our business and our ability to operate profitably.

We may encounter unknown environmental risks.

There can be no assurance that we will not encounter hazardous conditions, such as asbestos or lead, at the sites of the real estate used to operate our businesses, which may delay the development of our businesses. Upon encountering a hazardous condition, work at our facilities may be suspended. If we receive notice of a hazardous condition, we may be required to correct the condition prior to continuing construction. If additional hazardous conditions were present, it would likely delay construction and may require significant expenditure of our resources to correct the conditions. Such conditions could have a material impact on our investment returns.

We face risks related to our information technology systems, and potential cyber-attacks and security breaches.

Our operations depend, in part, on how well we and our suppliers protect networks, equipment, information technology, which we refer to as IT, systems and software against damage and threats, including, but not limited to, cable cuts, damage to physical plants, natural disasters, intentional damage and destruction, fire, power loss, hacking, computer viruses, vandalism and theft. Our operations also depend on the timely maintenance and replacement of network equipment, IT systems and software, as well as pre-emptive expenses to mitigate associated risks. Given the nature of our products and the lack of legal availability outside of channels approved by the federal government, as well as the concentration of inventory in our facilities, there remains a risk of shrinkages, as well as theft. If there was a breach in security and we fell victim to theft or robbery, the loss of cannabis plants, cannabis oils, cannabis flowers and cultivations and processing equipment, or if there was a failure in information systems, it could adversely affect our reputation and business continuity.

Additionally, we may store and collect personal information about customers and are responsible for protecting that information from privacy breaches that may occur through procedural or process failure, IT malfunction or deliberate unauthorized intrusions. Any such theft or privacy breach would have a material adverse effect on our business, prospects, revenue, results of operation and financial condition.

We are subject to laws, rules and regulations in the United States (such as the California Consumer Privacy Act which became effective on January 1, 2020) and other jurisdictions relating to the collection, processing, storage, transfer and use of personal data. Our ability to execute transactions and to possess and use personal information and data in conducting our business subjects us to legislative and regulatory burdens that may require us to notify regulators and customers, employees and other individuals of a data security breach. Evolving compliance and operational requirements under the California Consumer Privacy Act and the privacy laws, rules and regulations of other jurisdictions in which we operate impose significant costs that are likely to increase over time. In addition, non-compliance could result in proceedings against us by governmental entities and/or significant fines, could negatively impact our reputation, and may otherwise adversely impact our business, financial condition and operating results.

We are dependent on key inputs, suppliers and skilled labor.

The marijuana business is dependent on a number of key inputs and their related costs, including raw materials and supplies related to growing operations, as well as electricity, water and other local utilities. Any significant interruption or negative change in the availability or economics of the supply chain for key inputs, such as the raw material cost of cannabis, or natural or other disruptions to power or other utility systems, could materially impact our business, financial condition, results of operations or prospects. Some of these inputs may only be available from a single supplier or a limited group of suppliers. If a sole source supplier were to go out of business, we might be unable to find a replacement for such source in a timely manner, or at all. If a sole source supplier were to be acquired by a competitor, that competitor may elect not to sell to us in the future. Any inability to secure required supplies and services, or to do so on appropriate terms, could have a materially adverse impact on our business, prospects, revenue, results of operation and financial condition. We aim to provide our vendor base with annual projections so that our vendors can better ensure a steady supply of raw materials and packaging. We check in with our vendors at least once quarterly to update them to relevant real time changes in our annual plan. For most important raw materials and packaging, we aim to have both a primary vendor supplier and a secondary vendor supplier to ensure redundancy.

Our ability to compete and grow will be dependent on us having access, at a reasonable cost and in a timely manner, to skilled labor, equipment, parts and components. No assurances can be given that we will be successful in maintaining our required supply of skilled labor, equipment, parts and components. This could have an adverse effect on our financial results.

Our sales are difficult to forecast.

As a result of recent and ongoing regulatory and policy changes in the medical and adult use cannabis industries and unreliable levels of market supply, the market data available is limited and unreliable. We must rely largely on our own market research to forecast sales, as detailed forecasts are not generally obtainable from other sources in the states in which our business operates. Additionally, any market research and our projections of estimated total retail sales, demographics, demand and similar consumer research, are based on assumptions from limited and unreliable market data. A failure in the demand for our products to materialize as a result of competition, technological change or other factors could have a material adverse effect on our business, results of operations and financial condition.

We may be subject to litigation.

We may become party to litigation from time to time in the ordinary course of business, which could adversely affect our business. Should any litigation in which we become involved be determined against us, such a decision could adversely affect our ability to continue operating and the market price for the Common Stock and could potentially use significant resources. Even if we are involved in litigation and win, litigation can redirect significant resources of Greenrose.

We face an inherent risk of product liability and similar claims.

As a distributor of products designed to be ingested by humans, we face an inherent risk of exposure to product liability claims, regulatory action and litigation if our products are alleged to have failed to meet expected standards or to have caused significant loss or injury. In addition, the sale of our products involves the risk of injury to consumers due to tampering by unauthorized third parties or product contamination. Previously unknown adverse reactions resulting from human consumption of our products alone or in combination with other medications or substances could occur. We may be subject to various product liability claims, including, among others, that our products caused injury, illness or death, include inadequate instructions for use or include inadequate warnings concerning possible side effects or interactions with other substances. As an agricultural product, the quality of cannabis is inherently variable, and consumers may raise claims that our quality control or labeling processes have not sufficiently ensured that our grown and manufactured processes are sufficient to meet expected standards. A product liability claim or regulatory action against us could result in increased costs, could adversely affect our reputation with our clients and consumers generally and could have a material adverse effect on our business, results of operations and financial condition. There can be no assurances that we will be able to obtain or maintain product liability insurance on acceptable terms or with adequate coverage against potential liabilities. Such insurance is expensive and may not be available in the future on acceptable terms, or at all. The inability to obtain sufficient insurance coverage on reasonable terms or to otherwise protect against potential product liability claims could prevent or inhibit the commercialization of our potential products.

We may be exposed to infringement or misappropriation claims by third parties, which, if determined adversely to us, could subject us to significant liabilities and other costs.

Our success may depend on our ability to use and develop new extraction technologies, recipes, know-how and new strains of marijuana without infringing the intellectual property rights of third parties. We cannot assure that third parties will not assert intellectual property claims against us. We are subject to additional risks if entities licensing intellectual property to us do not have adequate rights to the licensed materials. If third parties assert copyright or patent infringement or violation of other intellectual property rights against us, we will be required to defend ourselves in litigation or administrative proceedings, which can be both costly and time consuming and may significantly divert the efforts and resources of management personnel. An adverse determination in any such litigation or proceedings to which we may become a party could subject us to significant liability to third parties, require us to seek licenses from third parties, require us to pay ongoing royalties or subject us to injunctions that may prohibit the development and operation of our applications.

Risks Related to the Qualified Business Combinations

Greenrose has no operating history and is subject to a mandatory liquidation and subsequent dissolution requirement.

If Greenrose is unable to consummate the Qualified Business Combinations, its public stockholders may be forced to wait until after its scheduled expiration on October 13, 2021 (or, November 13, 2021 if the Sponsor exercises an additional one month extension on behalf the Company or such later date as may be approved by the Greenrose stockholders in an amendment to its Amended and Restated Certificate of Incorporation) before receiving distributions from the Trust Account. The Company is a development stage blank check company, and as it has no operating history and subject to a mandatory liquidation and subsequent dissolution requirement. The Company has until October 13, 2021 to complete the Qualified Business Combinations. The Company has no obligation to return funds to investors prior to such date unless (i) it consummates the Qualified Business Combinations prior thereto or (ii) it seeks to amend its current certificate of corporation prior to consummation of a Business Combination, and only then in cases where investors have sought to convert or sell their shares to the Company. Only after the expiration date of the Company will public security holders be entitled to distributions from the Trust Account if the Company is unable to complete a business combination. Accordingly, investors’ funds may be unavailable to them until after such date and to liquidate their investment, public security holders may be forced to sell their public shares, rights or warrants, potentially at a loss. In addition, if the Company fails to complete the Qualified Business Combinations by October 13, 2021 (or, November 13, 2021 if the Sponsor exercises an additional one month extension on behalf the Company or such later date as may be approved by the Greenrose stockholders in an amendment to its Amended and Restated Certificate of Incorporation), there will be no liquidating distributions with respect to the warrants, which will expire worthless, unless the Company amends its Charter to extend its life and certain other agreements it has entered into.

The unaudited pro forma condensed combined financial information included in this proxy statement may not be indicative of what the Company’s actual financial position or results of operations would have been.

The unaudited pro forma condensed combined financial information in this proxy statement is presented solely for illustrative purposes only and is not necessarily indicative of what the Company’s actual financial position or results of operations would have been had the Qualified Business Combinations completed on the dates indicated. See the section titled “Unaudited Pro Forma Condensed Combined Financial Information” for more information.

The Initial Stockholders have agreed to vote in favor of the Qualified Business Combinations, regardless of how the Company’s public stockholders vote.

Unlike some other blank check companies in which the initial stockholders agree to vote their Founder’s Shares in accordance with the majority of the votes cast by the public stockholders in connection with any of the Business Combinations, the Initial Stockholders have agreed to vote their shares in favor of any of the proposed Qualified Business Combinations. Our Initial Stockholders have agreed to vote their shares in favor of the Qualified Business Combinations Proposal. Assuming a quorum of a majority of the Common Stock issued and outstanding, we would need only 1,160,625, or approximately 6.7% of the 17,250,000 public shares, in order to have the Qualified Business Combinations approved. Accordingly, it is more likely that the necessary stockholder approval will be received than would be the case if the Initial Stockholders agreed to vote their Founder’s Shares, Private Placement shares and Insider Shares in accordance with the majority of the votes cast by the Company’s public stockholders.

The Company’s ability to successfully effect the Qualified Business Combinations and to be successful thereafter will be totally dependent upon the efforts of its key personnel, some of whom are expected to join the Company following the Qualified Business Combinations.

While the Company intends to closely scrutinize any individuals it engages after the Qualified Business Combinations, we cannot assure you that its assessment of these individuals will prove to be correct. The Company’s ability to successfully effect the Qualified Business Combinations is dependent upon the efforts of key personnel.

Although the Company expects all of the key personnel to remain with the Post-Combinations Company following the Qualified Business Combinations, it is possible that the Post-Combinations Company will lose some key personnel, the loss of which could negatively impact the operations and profitability of the Post-Combinations Company. While the Post-Combinations Company intends to closely scrutinize any individuals it engages after the Qualified Business Combinations, we cannot assure you that its assessment of these individuals will prove to be correct. These individuals may be unfamiliar with the requirements of operating a public company which could cause the Post-Combinations Company to have to expend time and resources helping them become familiar with such requirements. This could be expensive and time-consuming and could lead to various regulatory issues which may adversely affect its operations.

The ability to execute the Post-Combinations Company’s strategic plan could be negatively impacted to the extent a significant number of stockholders choose to redeem their shares in connection with the Qualified Business Combinations.

Depending upon the aggregate amount of cash consideration the Company would be required to pay for all shares of Common Stock that are validly submitted for redemption, the Post-Combinations Company may be required to increase the financial leverage the Post-Combinations Company’s business would have to support. This may negatively impact its ability to execute on its own future strategic plan and its financial viability.

If the Post-Combinations Company fails to introduce or acquire new products or services that achieve broad market acceptance on a timely basis, or if its products or services are not adopted as expected, the combined company will not be able to compete effectively.

The Post-Combinations Company will operate in a highly competitive, quickly changing environment, and the combined company’s future success depends in part on its ability to develop or acquire and introduce new products and services that achieve broad market acceptance. The Post-Combinations Company’s ability to successfully introduce and market new products is unproven. Because the Post-Combinations Company will have a limited operating history and the market for its products, including newly acquired or developed products, is rapidly evolving, it is difficult to predict the combined Company’s operating results, particularly with respect to any new products that it may introduce. The Post-Combinations Company’s future success will depend in large part upon its ability to identify demand trends in the market in which it will operate and quickly develop or acquire, and design, manufacture and sell, products and services that satisfy these demands in a cost-effective manner. In order to differentiate the Post-Combinations Company’s products and services from competitors’ products, the Post-Combinations Company will need to increase focus and capital investment in research and development. If the Post-Combinations Company’s new products or services fail to achieve widespread market acceptance, or if we are unsuccessful in capitalizing on opportunities in the market in which the Post-Combinations Company will operate, the Post-Combinations Company’s future growth may be slowed and its business, results of operations and financial condition could be materially adversely affected. Successfully predicting demand trends is difficult, and it is very difficult to predict the effect that introducing a new product or service will have on existing product or service sales. It is possible that the Post-Combinations Company may not be successful with its new products and services, and as a result the Post-Combinations Company’s future growth may be slowed and its business, results of operations and financial condition could be materially adversely affected. Also, the Post-Combinations Company may not be able to respond effectively to new product or service announcements by competitors by quickly introducing competitive products and services. In addition, the Post-Combinations Company may acquire companies and technologies in the future. In these circumstances, the combined company may not be able to successfully manage integration of the new product and service lines with the combined company’s existing suite of products and services. If the Post-Combinations Company is unable to effectively and successfully further develop these new product and service lines, the Post-Combinations Company may not be able to increase or maintain sales, and the Post-Combinations Company’s gross margin may be adversely affected. Furthermore, the success of the Post-Combinations Company’s new products will depend on several factors, including, but not limited to, market demand costs, timely completion and introduction of these products, prompt resolution of any defects or bugs in these products, the Post-Combinations Company’s ability to support these products, differentiation of new products from those of the Post-Combinations Company’s competitors, market acceptance of these products, delays and quality issues in releasing new products and services. The occurrence of one or more of the foregoing factors may result in lower quarterly revenue than expected, and the Post-Combinations Company may in the future experience product or service introductions that fall short of its projected rates of market adoption.

If the Post-Combinations Company’s products fail to achieve and sustain sufficient market acceptance, the combined company’s revenue will be adversely affected.

The Post-Combinations Company’s success will depend on its ability to develop and market products that are recognized and accepted as reliable, enabling and cost-effective. Some potential customers of the combined company may already use products similar to what the Target Businesses currently offer and similar to what the Post-Combinations Company may offer in the future and may be reluctant to replace those products with what our Target Businesses currently offer or which the combined company may offer in the future. Market acceptance of the Post-Combinations Company’s products will depend on many factors, including the Post-Combinations Company’s ability to convince potential customers that the Post-Combinations Company’s products are an attractive alternative to existing products.

The future sales of shares by existing stockholders and future exercise of registration rights may adversely affect the market price of the Company’s common stock.

Sales of a substantial number of shares of the Company’s common stock in the public market could occur at any time. If the Company’s stockholders sell, or the market perceives that the Company’s stockholders intend to sell, substantial amounts of the Company’s common stock in the public market, the market price of the Company’s common stock could decline.

Activities taken by the Company’s affiliates to purchase, directly or indirectly, public shares will increase the likelihood of approval of the Qualified Business Combinations Proposal and the other Proposals and may affect the market price of the Company’s securities.

The Company’s Founders, directors, officers, advisors or their affiliates may purchase shares in privately negotiated transactions either prior to or following the consummation of the Qualified Business Combinations. None of the Company’s Founders, directors, officers, advisors or their affiliates will make any such purchases when such parties are in possession of any material non-public information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act. Although none of the Company’s Founders, directors, officers, advisors or their affiliates currently anticipate paying any premium purchase price for such public shares, in the event such parties do, the payment of a premium may not be in the best interest of those stockholders not receiving any such additional consideration. There is no limit on the number of shares that could be acquired by the Company’s Founders, directors, officers, advisors or their affiliates, or the price such parties may pay. If such transactions are effected, the consequence could be to cause the Qualified Business Combinations to be approved in circumstances where such approval could not otherwise be obtained. Purchases of shares by the persons described above would allow them to exert more influence over the approval of the Qualified Business Combinations Proposal and other proposals and would likely increase the chances that such Proposals would be approved. If the market does not view the Qualified Business Combinations positively, purchases of public shares may have the effect of counteracting the market’s view, which would otherwise be reflected in a decline in the market price of the Company’s securities. In addition, the termination of the support provided by these purchases may materially adversely affect the market price of the Company’s securities. As of the date of this proxy statement, no agreements with respect to the private purchase of public shares by the Company or the persons described above have been entered into with any such investor or holder. The Company will file a Current Report on Form 8-K with the SEC to disclose private arrangements entered into or significant private purchases made by any of the aforementioned persons that would affect the vote on the Business Combinations Proposal or other proposals.

We do not have a specified maximum redemption threshold. The absence of such a redemption threshold may make it possible for us to complete a business combination with which a substantial majority of our shareholders do not agree.

Our amended and restated Certificate of Incorporation will not provide a specified maximum redemption threshold, except that in no event will we redeem our public shares of Greenrose Common Stock in an amount that would cause our net tangible assets, to be less than $5,000,001 upon completion of our initial business combination (such that we do not then become subject to the SEC’s “penny stock” rules), or any greater net tangible asset or cash requirement that may be contained in the agreement relating to our initial business combination. As a result, we may be able to complete our business combination even though a substantial majority of our public shareholders do not agree with the transaction and have redeemed their shares or, if we seek stockholder approval of our initial business combination and do not conduct redemptions in connection with our initial business combination pursuant to the tender offer rules, have entered into privately negotiated agreements to sell their shares to our sponsor, officers, directors, advisors or any of their affiliates.

We may have a limited ability to assess the management of a prospective Target Business and, as a result, may affect our Business Combination with a Target Business whose management may not have the skills, qualifications or abilities to manage a public company.

When evaluating the desirability of effecting our Business Combination with a prospective Target Business, our ability to assess the Target Business’s management may be limited due to a lack of time, resources or information. Our assessment of the capabilities of the Target Business’s management, therefore, may prove to be incorrect and such management may lack the skills, qualifications or abilities we suspected.

Should the Target Business’s management not possess the skills, qualifications or abilities necessary to manage a public company, the operations and profitability of the post-combination business may be negatively impacted. Accordingly, any stockholders or warrant holders who choose to remain a stockholder or warrant holder following our initial business combination could suffer a reduction in the value of their securities.

Such stockholders or warrant holders are unlikely to have a remedy for such reduction in value.

The officers and directors of a Business Combination candidate may resign upon completion of our Business Combination. The departure of a Business Combination Target Business’ key personnel could negatively impact the operations and profitability of our post-combination business. The role of a Business Combination candidate’s key personnel upon the completion of our Business Combination cannot be ascertained at this time. Although we contemplate that certain members of an acquisition candidate’s management team will remain associated with the Business Combination candidate following our Business Combination, it is possible that members of the management of an acquisition candidate will not wish to remain in place. As a result, we may need to reconstitute the management team of the Post-Combinations Company in connection with our Qualified Business Combinations, which may adversely impact our ability to complete the Qualified Business Combinations in a timely manner or at all.

Because we must furnish our stockholders with Target Business financial statements, we may lose the ability to complete an otherwise advantageous Business Combination with some prospective Target Businesses.

The federal proxy rules require that a proxy statement with respect to a vote on a business combination include historical and/or pro forma financial statement disclosure These financial statements may be required to be prepared in accordance with, or be reconciled to, accounting principles generally accepted in the United States of America, or GAAP, or international financial reporting standards as issued by the International Accounting Standards Board, or IFRS, depending on the circumstances and the historical financial statements may be required to be audited in accordance with the standards of the Public Company Accounting Oversight Board (United States), or PCAOB. These financial statement requirements may limit the pool of potential Target Businesses we may acquire because some targets may be unable to provide such financial statements in time for us to disclose such financial statements in accordance with federal proxy rules and complete our Business Combinations within the completion window.

Our Sponsor, certain members of our Board and our officers have interests in the Business Combination that are different from or are in addition to other stockholders in recommending that stockholders vote in favor of approval of the Business Combinations Proposal and approval of the other proposals described in this proxy statement.

In considering the recommendation of our Board to vote for the proposals presented at the Special Meeting, including the Qualified Business Combinations Proposal, you should be aware that aside from their interests as stockholders, our Sponsor and certain members of our Board and officers have interests in the Qualified Business Combinations that are different from, or in addition to, the interests of our stockholders generally. Our Board was aware of and considered these interests, among other matters, in evaluating and negotiating the Qualified Business Combinations and transaction agreements and in recommending to our stockholders that they vote in favor of the proposals presented at the Special Meeting, including the Qualified Business Combinations Proposal.

Stockholders should take these interests into account in deciding whether to approve the proposals presented at the Special Meeting, including the Qualified Business Combinations Proposal. These interests include, among other things:

•        If we are unable to complete our Qualified Business Combinations by October 13, 2021, or November 13, 2021 if the Extension Amendment Proposal is approved, we will be forced to: cease all business activity except for the purpose of winding up;

•        The fact that our Initial Stockholders have agreed not to redeem any of the Founder Shares in connection with a stockholder vote to approve the proposed Qualified Business Combinations;

•        The continued indemnification of our existing directors and officers and the continuation of our directors’ and officers’ liability insurance after the Qualified Business Combinations;

•        They will lose their entire investments if the Qualified Business Combinations are not completed;

•        The fact that our Sponsor, officers and directors will be reimbursed for out-of-pocket expenses incurred in connection with activities on our behalf, such as identifying potential Target Businesses and performing due diligence on suitable potential business combinations;

•        The anticipated continuation of members of our Board of Directors as directors after the Qualified Business Combinations as before the Business Combinations;

•        The fact that some directors are expected to be hired as employees of the Company in connection with completion of the Qualified Business Combinations.

If the Business Combinations’ benefits do not meet the expectations of investors, stockholders or financial analysts, the market price of Greenrose’s securities may decline.

If the benefits of the Qualified Business Combinations do not meet the expectations of investors or securities analysts, the market price of Greenrose’s securities prior to the Closing of the Qualified Business Combinations may decline. The market values of Greenrose’s securities at the time of the Qualified Business Combinations may vary significantly from their prices on the date the Merger Agreement was executed, the date of this proxy statement, or the date on which our stockholders vote on the Qualified Business Combinations.

Factors affecting the trading price of Greenrose’s securities following the Qualified Business Combinations may include:

•        actual or anticipated fluctuations in the quarterly financial results of Greenrose or the quarterly financial results of companies perceived to be similar to Greenrose;

•        changes in the market’s expectations about Greenrose’s operating results;

•        success of competitors;

•        Greenrose’s operating results failing to meet the expectation of securities analysts or investors in a particular period;

•        changes in financial estimates and recommendations by securities analysts concerning Greenrose or the cannabis industry in general;

•        operating and stock price performance of other companies that investors deem comparable to Greenrose;

•        Greenrose’s ability to market new and enhanced products on a timely basis;

•        changes in laws and regulations affecting Greenrose’s business;

•        commencement of, or involvement in, litigation involving Greenrose;

•        changes in Greenrose’s capital structure, such as future issuances of securities or the incurrence of additional debt;

•        the volume of shares of Greenrose’s Common Stock available for public sale;

•        any major change in the board or management of Greenrose;

•        sales of substantial amounts of Greenrose Common Stock by its directors, executive officers or significant stockholders or the perception that such sales could occur;

•        future acquisitions of public or private companies by Greenrose; and

•        general economic and political conditions such as recessions, interest rates, fuel prices, international currency fluctuations and acts of war or terrorism.

If the Qualified Business Combinations’ benefits do not meet the expectations of investors, stockholders or financial analysts, the market price of Greenrose’s securities may decline.

In addition, following the Qualified Business Combinations, fluctuations in the price of the securities of Greenrose could contribute to the loss of all or part of your investment. Accordingly, the valuation ascribed to our Common Stock in the Qualified Business Combinations may not be indicative of the price that will prevail in the trading market following the Qualified Business Combinations. If, following the Qualified Business Combinations, an active market for Greenrose’s securities continues, the trading price of these securities could be volatile and subject to wide fluctuations in response to various factors, some of which are beyond Greenrose’s control. Any of the factors listed below could have a material adverse effect on your investment in our securities and Greenrose’s securities may trade at prices significantly below the price you paid for them. In such circumstances, the trading price of Greenrose’s securities may not recover and may experience a further decline.

Factors affecting the trading price of Greenrose’s securities following the Qualified Business Combinations may include:

•        actual or anticipated fluctuations in the quarterly financial results of Greenrose or the quarterly financial results of companies perceived to be similar to Greenrose;

•        changes in the market’s expectations about Greenrose’s operating results;

•        success of competitors;

•        Greenrose’s operating results failing to meet the expectation of securities analysts or investors in a particular period;

•        changes in financial estimates and recommendations by securities analysts concerning Greenrose or the cannabis industry in general;

•        operating and stock price performance of other companies that investors deem comparable to Greenrose;

•        Greenrose’s ability to market new and enhanced products on a timely basis;

•        changes in laws and regulations affecting Greenrose’s business;

•        commencement of, or involvement in, litigation involving Greenrose;

•        changes in Greenrose’s capital structure, such as future issuances of securities or the incurrence of additional debt;

•        the volume of shares of Greenrose’s Common Stock available for public sale;

•        any major change in the board or management of Greenrose;

•        sales of substantial amounts of Greenrose Common Stock by its directors, executive officers or significant stockholders or the perception that such sales could occur; and

•        general economic and political conditions such as recessions, interest rates, fuel prices, international currency fluctuations and acts of war or terrorism.

Broad market and industry factors may materially harm the market price of Greenrose’ securities irrespective of its operating performance. The stock market in general has experienced price and volume fluctuations that have often been unrelated or disproportionate to the operating performance of the particular companies affected. The trading prices and valuations of these stocks, and of Greenrose’s securities, may not be predictable. A loss of investor confidence in the market for cannabis-related stocks or the stocks of other companies which investors perceive to be similar to Greenrose could depress its stock price regardless of its business, prospects, financial conditions or results of operations. A decline in the market price of Greenrose’s securities also could adversely affect its ability to issue additional securities and its ability to obtain additional financing in the future.

The Business Combinations are subject to conditions, including certain conditions that may not be satisfied on a timely basis, if at all.

The completion of each of the Qualified Business Combinations is subject to a number of conditions. The completion of each of the Business Combinations are not assured and are subject to risks, including the risk that approval of the Qualified Business Combinations by Greenrose stockholders is not obtained, state cannabis license and local permit transfers are not timely approved, or that there are not sufficient funds in the Trust Account, in each case subject to certain terms specified in the Business Combination Agreement (as described under “The Business Combination Agreement — Conditions to Closing”), or that other Closing conditions are not satisfied. If Greenrose does not complete the Qualified Business Combinations, Greenrose could be subject to several risks, including:

•        the parties may be liable for damages to one another under the terms and conditions of the Target Businesses’ respective Business Combinations Agreements;

•        negative reactions from the financial markets, including declines in the price of our Common Stock due to the fact that current prices may reflect a market assumption that the Business Combinations will be completed; and

•        the attention of our management will have been diverted to the Business Combinations rather than the pursuit of other opportunities.

We may not be able to timely and effectively implement controls and procedures required by Section 404 of the Sarbanes-Oxley Act of 2002 that will be applicable to us after the completion of a Business Combination.

Currently, none of Greenrose or any of the Target Businesses are subject to Section 404 of the Sarbanes-Oxley Act of 2002. However, following the closing of the Qualified Business Combinations, we will be required to provide management’s attestation on internal controls commencing with its annual report for year ending December 31, 2021. The standards required for a public company under Section 404 of the Sarbanes-Oxley Act of 2002 are significantly more stringent than those required as a privately-held company. Management may not be able to effectively and timely implement controls and procedures that adequately respond to the regulatory compliance and reporting requirements that will be applicable to us after the completion of a Business Combination. If Greenrose is not able to implement the additional requirements of Section 404 in a timely manner or with adequate compliance, Greenrose may not be able to assess whether its internal controls over financial reporting are effective, which may subject it to adverse regulatory consequences and could harm investor confidence and the market price of its Common Stock.

A market for our securities may not continue, which would adversely affect the liquidity and price of our securities.

Following completion of the Qualified Business Combinations, the price of our securities may fluctuate significantly due to the market’s reaction to a Business Combination, including a significant number of redemptions by our public stockholders, general market and economic conditions, and being traded on the OTC market which is not a national stock exchange. An active trading market for our securities following the completion of the Qualified Business Combinations may never develop or, if developed, may not be sustained. In addition, the price of our securities after the completion of a Business Combination could vary due to general economic conditions and forecasts, general business conditions and the release of financial reports. You may be unable to sell your securities unless a market can be sustained.

The working capital available to Greenrose after consummation of any the Business Combinations will be reduced to the extent Greenrose’s stockholders exercise their redemption rights in connection with the Qualified Business Combinations. This may adversely affect the business and future operations of Greenrose.

The amount of working capital available to the combined company after the completion of a Business Combination will depend in part on the extent to which Greenrose stockholders exercise their right to redeem their shares into cash in connection with the Business Combinations. Greenrose’s working capital will be reduced in proportion to such redemptions. Reduced working capital may adversely affect Greenrose’s business and future operations.

Greenrose may waive one or more of the conditions to the Qualified Business Combinations.

Greenrose may agree to waive, in whole or in part, some of the conditions to its obligations to complete the Qualified Business Combinations, to the extent permitted by its existing charter and applicable laws. In certain circumstances, Greenrose may decide to close on the purchase of Theraplant, thereby accelerating the closing of a Qualified Business Combination, and close on True Harvest later.

We may be subject to securities litigation, which is expensive and could divert management attention.

The market price of our Common Stock may be volatile and, in the past, companies that have experienced volatility in the market price of their stock have been subject to securities class action litigation. We may be the target of this type of litigation in the future. Securities litigation against us could result in substantial costs and divert management’s attention from other business concerns, which could seriously harm our business.

We do not intend to pay cash dividends for the foreseeable future.

Following the Qualified Business Combinations, we currently intend to retain our future earnings, if any, to finance the further development and expansion of our business and do not intend to pay cash dividends in the foreseeable future. Any future determination to pay dividends will be at the discretion of our board of directors and will depend on our financial condition, results of operations, capital requirements, restrictions contained in future agreements and financing instruments, business prospects and such other factors as our board of directors deems relevant.

Our Public Stockholders will experience substantial dilution as a consequence of, among other transactions, the issuance of Common Stock in the Qualified Business Combination and in connection with the PIPE Financing.

It is anticipated that, upon completion of the Qualified Business Combinations, and assuming that no shares are elected to be redeemed: (i) the Company’s Public Stockholders (other than the Private Placement Investors) will retain an economic interest of approximately 64% of the capital stock of the Post-Combinations Company; (ii) the Private Placement Investors will hold an economic interest of approximately 1% of the capital stock of the Post-Combinations Company (such that Public Stockholders, including Private Placement Investors, will own approximately 65% of the Post-Combinations Company); and (iii) our Initial Stockholders (including our Sponsor) will retain an economic interest of approximately 16% of the capital stock of the Post-Combinations Company. Further, the underwriting fee paid upon the Greenrose initial public offering as well as the deferred underwriting fee due upon the closing of the Qualified Business Combinations are fixed fees and not contingent upon the amount of redemptions. As such, as shareholders of Greenrose common stock elect to redeem their shares, non-redeeming shareholders will have a corresponding per share increase in the underwriting fee per share. For every 1% of shares redeemed, non-redeeming shareholders will experience a 1.01% increase in the underwriting fee per share. For example, the initial payment to underwriters of $3.5 million and the expected payment of $7.8 million due at close constitute 6.5% of total proceeds or $0.65 per share. Assuming maximum redemptions of 10.4 million shares, the total underwriting fee would increase to and effective $1.65 per share for non-redeeming shareholders.

In addition, subject to the approval of the Incentive Plan Proposal and the authorization of the initial share reserve, the Company will have the ability to issue up to 15% shares of Common Stock pursuant to awards under the Incentive Plan.

The Private Placement Investors have agreed to purchase debt securities of Greenrose in an aggregate amount of $78,100,000 of senior secured debt, net of $3,124,000 of original issue discount. Greenrose Stockholders who do not elect to redeem in connection with the business combination may experience dilution of their equity position through (1) potential exercise of warrants issued to the sponsor and the underwriters, (2) potential exercise of warrants by stockholders who elect to redeem, and (3) conversion of $2 million of promissory notes issued by Greenrose to the Sponsor. In addition, if the Equity Plan Proposal is authorized, Greenrose stockholders who do not elect to redeem would be subject to potential dilution following the business combination through the issuance of equity, including stock options, to persons eligible to participate in such plan.

For more information, please see the section entitled “Proposal No. 7 — The Incentive Plan Proposal”.

If, following the Qualified Business Combinations, securities or industry analysts do not publish or cease publishing research or reports about the Post-Combinations Company, its business, or its market, or if they change their recommendations regarding our securities adversely, then the price and trading volume of our securities could decline.

The trading market for our securities will be influenced by the research and reports that industry or securities analysts may publish about us, our business, our market, or our competitors. Securities and industry analysts do not currently, and may never, publish research on the Company or the Post-Combinations Company. If no securities or industry analysts commence coverage of the Post-Combinations Company, our stock price and trading volume would likely be negatively impacted. If any of the analysts who may cover the Post-Combinations Company negatively change their recommendation regarding our stock adversely, or provide more favorable relative recommendations about our competitors, the price of our securities would likely decline. If any analyst who may cover the Company were to cease coverage of the Post-Combinations Company or fail to regularly publish reports on it, we could lose visibility in the financial markets, which could cause our stock price or trading volume to decline.

The JOBS Act permits “emerging growth companies” like us to take advantage of certain exemptions from various reporting requirements applicable to other public companies that are not emerging growth companies.

We currently qualify as an “emerging growth company” as defined in Section 2(a)(19) of the Securities Act, as modified by the Jumpstart Our Business Startups Act of 2012, which we refer to as the “JOBS Act.” As such, we take advantage of certain exemptions from various reporting requirements applicable to other public companies that are not emerging growth companies for as long as we continue to be an emerging growth company, including: (i) the exemption from the auditor attestation requirements with respect to internal control over financial reporting under Section 404 of SOX; (ii) the exemptions from say-on-pay, say-on-frequency and say-on-golden parachute voting requirements; and (iii) reduced disclosure obligations regarding executive compensation in our periodic reports and proxy statements. As a result, our stockholders may not have access to certain information they deem important. We will remain an emerging growth company until the earliest of (i) the last day of the fiscal year: (a) following January 28, 2025, the fifth anniversary of our IPO; (b) in which we have total annual gross revenue of at least $1.07 billion; or (c) in which we are deemed to be a large accelerated filer, which means the market value of our Stock that is held by non-affiliates exceeds $700 million as of the last Business Day of our prior second fiscal quarter, and (ii) the date on which we have issued more than $1.0 billion in non-convertible debt during the prior three-year period.

In addition, Section 107 of the JOBS Act also provides that an emerging growth company can take advantage of the exemption from complying with new or revised accounting standards provided in Section 7(a)(2)(B) of the Securities Act as long as we are an emerging growth company. An emerging growth company can therefore delay the adoption of certain accounting standards until those standards would otherwise apply to private companies. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies, but any such election to opt out is irrevocable. We have elected to avail ourselves of such extended transition period, which means that when a standard is issued or revised and it has different application dates for public or private companies, we, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of our financial statements with another public company that is neither an emerging growth company nor an emerging growth company that has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.

We cannot predict if investors will find our Common Stock less attractive because we rely on these exemptions. If some investors find our Common Stock less attractive as a result, there may be a less active trading market for our Common Stock and our stock price may be more volatile.

Our internal control over financial reporting may not be effective and our independent registered public accounting firm may not be able to certify as to their effectiveness, which could have a significant and adverse effect on our business and reputation.

As a public company, we are required to comply with the SEC’s rules implementing Sections 302 and 404 of SOX, which require management to certify financial and other information in our quarterly and annual reports and provide an annual management report on the effectiveness of internal control over financial reporting. To comply with the requirements of being a public company, the Post-Combinations Company will be required to provide the management report on internal controls commencing with the annual report for fiscal year ended December 31, 2021, and we may need to undertake various actions, such as implementing additional internal controls and procedures and hiring additional accounting or internal audit staff. The standards required for a public company under Section 404 of SOX are significantly more stringent than those required of a privately-held company. Further, as an emerging growth company, our independent registered public accounting firm is not required to formally attest to the effectiveness of our internal controls over financial reporting pursuant to Section 404 until the date we are no longer an emerging growth company. We do expect we will no longer qualify as an emerging growth company after the last day of the fiscal year in which the Qualified Business Combinations are consummated. As a result, beginning with the annual report for fiscal year ended December 31, 2021, our independent registered public accounting firm will be required to issue a report based on its audit of our internal control over financial reporting. Our independent registered public accounting firm may issue a report that is adverse in the event that it is not satisfied with the level at which the controls of the Post-Combinations Company are documented, designed or operating.

Testing and maintaining these controls can divert our management’s attention from other matters that are important to the operation of our business. If we identify material weaknesses in the internal control over financial reporting of the Post-Combinations Company or are unable to comply with the requirements of Section 404 or assert that our internal control over financial reporting is effective, or if our independent registered public accounting firm is unable to express an opinion as to the effectiveness of our internal controls over financial reporting when we no longer qualify as an emerging growth company, investors may lose confidence in the accuracy and completeness of our financial reports and the market price of our Common Stock could be negatively affected, and we could become subject to investigations by the SEC or other regulatory authorities, which could require additional financial and management resources.

The unaudited pro forma condensed combined financial information included in this document may not be indicative of what our actual financial position or results of operations would have been.

The unaudited pro forma condensed combined financial information for Greenrose following the Qualified Business Combinations in this proxy statement is presented for illustrative purposes only and is not necessarily indicative of what our actual financial position or results of operations would have been had the Qualified Business Combinations been completed on the dates indicated. See the section entitled “Unaudited Pro Forma Condensed Combined Financial Information” for more information.

Risks Relating to Redemption

The ability to execute Greenrose’s strategic plan could be negatively impacted to the extent a significant number of stockholders choose to redeem their shares in connection with the Qualified Business Combinations.

In the event the aggregate cash consideration Greenrose would be required to pay for all of its public shares that are validly submitted for redemption plus any amount required to satisfy cash conditions pursuant to the terms of the Business Combination Agreements exceeds the aggregate amount of cash available to Greenrose, Greenrose may be required to increase the financial leverage Greenrose’s business would have to support and/or to renegotiate the terms and conditions of one or more of the Business Combination Agreements. This may negatively impact Greenrose’s ability to execute on its own future strategic plan.

There is no guarantee that a Greenrose stockholder’s decision whether to redeem its shares will put the stockholder in a better future economic position.

No assurance can be given as to the price at which a stockholder may be able to sell the shares of Greenrose Common Stock in the future following the completion of the Qualified Business Combinations or any alternative business combination. Certain events following the consummation of any business combination, including the Qualified

Business Combinations, may cause an increase in our share price, and may result in a lower value realized now than Greenrose stockholder might realize in the future had the stockholder not elected to redeem such stockholder’s shares. Similarly, if a Greenrose stockholder does not redeem its shares, the stockholder will bear the risk of ownership of the public shares after the consummation of any business combination, and there can be no assurance that a stockholder can sell its shares of Greenrose Common Stock in the future for a greater amount than the redemption price set forth in this proxy statement. A Greenrose stockholder should consult its own tax and/or financial advisor for assistance on how this may affect its individual situation.

Our shareholders may be held liable for claims by third parties against us to the extent of distributions received by them upon redemption of their shares.

If we are forced to enter into an insolvent liquidation, any distributions received by shareholders could be viewed as an unlawful payment if it was proved that immediately following the date on which the distribution was made, we were unable to pay our debts as they fall due in the ordinary course of business.

There is no guarantee that a stockholder’s decision whether to redeem its shares for a pro rata portion of the Trust Account will put the stockholder in a better future economic position.

We can give no assurance as to the price at which a stockholder may be able to sell its shares in the future following the completion of the Qualified Business Combinations or any alternative business combination. Certain events following the consummation of any initial business combination, including the Qualified Business Combinations, may cause an increase in our share price, and may result in a lower value realized now than a stockholder of the Company might realize in the future had the stockholder not redeemed its shares. Similarly, if a stockholder does not redeem its shares, the stockholder will bear the risk of ownership of the shares after the consummation of any initial business combination, and there can be no assurance that a stockholder can sell its shares in the future for a greater amount than the redemption price set forth in this proxy statement. A stockholder should consult the stockholder’s own tax and/or financial advisor for assistance on how this may affect his, her or its individual situation.

Risks Related to Federal Illegality of Cannabis in the United States

Enforcement of U.S. federal laws could negatively affect businesses involved in the cannabis industry and cause financial damage to Greenrose.

Upon completion of a Qualified Business Combinations, we will be operating in one or more states in which cannabis has been legalized and regardless of the federal government’s lack of criminal enforcement against state legal cannabis companies, federal prohibition can negatively affect businesses involved in the global cannabis industry for several reasons, including that businesses trafficking in, or even involved with, cannabis: have fewer banking options, making banking and other financial transactions difficult; have fewer options for capital, which is important for a company in an emerging space; have restricted intellectual property rights particularly with respect to obtaining trademarks and enforcing patents; cannot avail themselves of federal bankruptcy protection; and face fewer and generally more expensive options for insurance coverage. A change in the momentum in legalization could impact any or all of these and possibly other factors. Moreover, a significant shift to the U.S. government enforcing strictly or broadly the federal laws against cannabis could make all of those factors far worse, harm our business prospects, and theoretically threaten those not directly involved in trafficking in cannabis in the U.S. even for seemingly immaterial or remote violations of U.S. law.

Accordingly, any increased enforcement of current U.S. federal laws could cause significant financial damage to Greenrose and its shareholders. While several bills in the U.S. Congress would end federal cannabis prohibition, the prospects of these bills are uncertain, and there can be no assurance that any of those or future bills will pass Congress or be signed by the President. Furthermore, we do not know exactly to what extent or how the United States will legalize cannabis, the barriers to entry to that legal market, and how U.S. legalization will impact the competitive state-legal markets.

Any of these adverse actions could have a material adverse effect on Greenrose, including its reputation and ability to conduct business, its ability in the future to hold (directly or indirectly) cannabis licenses in the U.S., its stock exchange listing or eligibility for quotation in stock marketplaces, its financial position, operating results, profitability or liquidity or the market price of the Common Stock. In addition, it is difficult to estimate the time or resources that would be needed for the investigation of any such matters or its final resolution because, in part, the time and resources that may be needed are dependent on the nature and extent of any information requested by the applicable authorities involved, and such time or resources could be substantial.

If we were to experience a bankruptcy, there is no guarantee that U.S. federal bankruptcy protections would be available to us.

Because the use of cannabis is illegal under U.S. federal law, courts have refused to extend federal bankruptcy protection to businesses with any cannabis related assets, thus making it very difficult for lenders to recoup their investments in the cannabis industry in the event of a bankruptcy. If we were to experience a bankruptcy, there is no guarantee that U.S. federal bankruptcy protections would be available to us, which would have a material adverse effect.

Risks Related to the Financial Projections

You should be aware that uncertainties are inherent in prospective financial projections of any kind, and such uncertainties increase with the passage of time. None of Greenrose or any of the Target Businesses or any of their respective affiliates, advisors, officers, directors, or representatives has made or makes any representation or can give any assurance to any Greenrose stockholders, or any other person, regarding the ultimate performance of any of the Target Businesses compared to the information set forth under “Cautionary Note Regarding Use of Projections” or that any such results will be achieved.

The inclusion of Target Business and Greenrose’s projections relating to their respective businesses in this proxy statement should not be regarded as an indication that Greenrose, the Target Businesses or their respective advisors or other representatives considered or consider the projections to be necessarily predictive of actual future performance or events, and the projections set forth under “Cautionary Statement Relating to Projections” should not be relied upon as such.

The Projections were prepared by management of the respective Target Businesses based, in part, on certain information furnished by such Target Businesses and speak as of the date that such projections were made. Neither the independent registered public accounting firm of Greenrose nor of any of the Target Businesses nor any other independent accountant has audited, reviewed, compiled, examined or performed any procedures with respect to the accompanying unaudited prospective financial information for the purpose of its inclusion herein, and accordingly, neither the independent registered public accounting firm of Greenrose nor of any of the Target Businesses, nor any other independent accountant expresses an opinion or provides any form of assurance with respect thereto for the purpose of this proxy statement. Due to inherent uncertainties in financial projections of any kind, stockholders are cautioned not to place undue reliance, if any, on the Projections. In light of the operating results of deterioration of Target Business Projections between March 2021 and July 2021, there is a significant risk that due to various conditions affecting Target Businesses, including, without limitation, the continued COVID-19 pandemic, and the delays in funding of the PIPE investment and consummating the Business Combination, the businesses of the Target Businesses may/would grow much less quickly than forecast in March 2021. In addition, Target Businesses indicated they may also underperform their respective 2022 revenue targets.

The projections for our combined Target Businesses and for Greenrose are subjective in nature and may not be realized.

The Target Businesses’, and Greenrose’s projections are inherently subjective in nature and susceptible to interpretation and, accordingly, such projections may not be achieved. For example, Greenrose believes that the continued severity of the COVID-19 pandemic has caused an extension of time and increase in costs of completing various Target Business’s ongoing capacity expansion efforts, which may explain why Target Business revenues have not grown as quickly as anticipated in March 2021. The projections also reflect numerous assumptions made by Target Business managements, including material assumptions regarding, among other things,

•        the ability to successfully identify suitable strategic opportunities, complete desired capacity expansion projects, or realize their expected benefits in the time periods forecast in March and in July 2021;

•        any ability to compete for market growth opportunities in competition with other market participants, some of whom may have greater resources than each of the Target Businesses does;

•        and other matters that may not be realized and are subject to significant uncertainties and contingencies, all of which are difficult to predict and many of which are beyond the control of Greenrose.

Accordingly, there can be no assurance that the assumptions made in preparing the Projections will be realized. There may be differences between actual and projected results, and the differences may be material, some of which differences Greenrose have identified here. The risk that these uncertainties and contingencies could cause the assumptions to fail to be reflective of actual results is further increased by the length of time over which these assumptions apply. The failure to achieve assumptions and Projections in early periods could have a compounding effect on the projections shown for the later periods. Thus, any such failure of an assumption or projection to be reflective of actual results in an early period could have a greater effect on the projected results failing to be reflective of actual events in later periods. Each Target Business is subject to numerous risks.

Moreover, projections for the years 2021 to 2023 in the context of a company operating in our Target Business markets are inherently uncertain and potentially unrealizable given many variables and related uncertainties, including without limitation the COVID-19 pandemic and the evolving regulatory environment for businesses involved in cannabis markets in the United States, especially in later years, that may affect results. There is a significant risk that due to various conditions affecting Greenrose, including, without limitation, the continued COVID-19 pandemic, and any delays in funding of the PIPE investment and consummating the Business Combination, the business of Greenrose would grow much less quickly than forecast in March, and July 2021, and Target Businesses may materially underperform their respective projected revenue targets for 2021. Due to the assumptions made and the risks and variables impacting Greenrose’s businesses, there is also significant risk that the projections for the years ending 2022 to 2023 may not be realized.

All of the assumptions on which the Projections are based involve variables, making them difficult to predict, and some are beyond the control of management of Greenrose and the respective Target Businesses. Although Greenrose and each of the Target Business’s management believes that there was a reasonable basis for the Projections and underlying assumptions, any assumptions for near-term projected results remain uncertain, and such uncertainty increases with the length of the projected period. The projections are forward-looking statements and are subject to risks and uncertainties summarized in this section of the proxy statement as well as in the and to the Risk Factors enumerated in the Risk Factor section of this proxy statement.

Target Businesses’ respective managements made numerous material estimates with respect to their respective businesses for the years ending December 31, 2021 through 2023 in developing the projections provided to the Greenrose Board of Directors.

The projections prepared by Target Business managements were based on estimates from both discussions with, and materials provided, by Target Business managements with respect to their respective businesses for the years from 2021 to 2023, which themselves were based on numerous assumptions. Additionally, such estimates were then used by Greenrose to extrapolate certain prospective financial results based on Greenrose management’s assessment of comparable companies and industry metrics.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

Capitalized terms used in this section of the proxy statement and not defined in this section of the proxy statement have the respective meanings given to those terms as defined and included elsewhere in this proxy statement. Terms specifically defined in this section have such meanings for purposes of this section of this proxy statement. In particular, in this section of the prospectus, the term “Greenrose” refers to Greenrose Acquisition Corp. The term “Common Stock” refers to the common stock of Greenrose.

The unaudited pro forma condensed combined balance sheet as of June 30, 2021 and the unaudited pro forma condensed combined statement of operations for the six months ended June 30, 2021 and the year ended December 31, 2020, combine the financial statements of the acquirer, Greenrose, and the acquirees Theraplant, LLC (“Theraplant”) and True Harvest LLC (“True Harvest”) (collectively, the “Operating Companies”) giving effect to (a) the Qualified Business Combinations and (b) the PIPE Financing (collectively, the “Transactions”), as if they had occurred on January 1, 2020 in respect of the unaudited pro forma condensed combined statements of operations and on June 30, 2021 in respect of the unaudited pro forma condensed combined balance sheet.

The assumptions and estimates underlying the unaudited adjustments to the unaudited pro forma condensed combined financial statements are described in the accompanying notes, which should be read in conjunction with the following included elsewhere in this proxy statement:

•        the historical audited financial statements of Greenrose as of and for the year ended December 31, 2020 and the related notes, included elsewhere in this proxy statement;

•        the historical unaudited financial statements of Greenrose as of and for the six months ended June 30, 2021 and the related notes, included elsewhere in this proxy statement;

•        the historical audited financial statements of the Operating Companies as of and for the year ended December 31, 2020 and the related notes, included elsewhere in this proxy statement;

•        the historical unaudited financial statements of the Operating Companies as of and for the six months ended June 30, 2021 and the related notes, included elsewhere in this proxy statement;

•        As the SEC predecessor, Theraplant Management’s Discussion and Analysis of Financial Condition and Results of Operations included elsewhere in this proxy statement;

•        Greenrose Management’s Discussion and Analysis of Financial Condition and Results of Operations included elsewhere in this proxy statement; and

•        As a target Operating Company, True Harvest’s Discussion and Analysis of Financial Condition and Results of Operations included elsewhere in this proxy statement;

•        Risk Factors.

See the section entitled “Summary Term Sheet” elsewhere in this proxy statement for further background information of each of the parties in the Qualified Business Combinations.

The unaudited condensed combined pro forma adjustments reflecting the consummation of the Transactions are based on certain estimates and assumptions. These estimates and assumptions are based on information available as of the dates of these unaudited pro forma condensed combined financial statements and may be revised as additional information becomes available. Therefore, it is likely that the actual adjustments will differ from the pro forma adjustments and it is possible the difference may be material. The unaudited pro forma condensed combined financial statements do not give effect to any anticipated synergies, operating efficiencies or cost savings that may be associated with the Transactions.

Description of the Transactions

The Qualified Business Combinations

Greenrose intends to close on Qualified Business Combinations with a valuation determined by our Board meeting the 80% of fair market value test. Based on required regulatory approvals and their respective anticipated regulatory review periods, and assuming no Redemptions, the acquisition of Theraplant and True Harvest will enable Greenrose to complete its Qualified Business Combinations in compliance with the 80% of fair market value test most expeditiously. Upon completion of the acquisitions of Theraplant and True Harvest, Greenrose anticipates completing the acquisitions of Shango and Futureworks in accordance with the terms and conditions of the respective agreements when all of the conditions to closing, including state and local licensure transfer and regulatory approvals, have been met. These condensed combined unaudited pro forma financial statements consider the Qualified Business combinations considered as part of this proxy.

The Theraplant Merger Agreement:

On March 12, 2021, Greenrose entered into the Theraplant Merger Agreement with TPT Merger Sub, Theraplant and SRS as the selling securityholders’ representative, pursuant to which, subject to the terms and conditions contained therein, TPT Merger Sub will merge with and into Theraplant, with Theraplant continuing as the surviving entity and a wholly-owned subsidiary of Greenrose. Pursuant to the Theraplant Merger Agreement, at the effective time of the Theraplant Merger, each unit of Theraplant issued and outstanding immediately prior to the effective time will be cancelled and converted into the right to receive a pro rata portion of merger consideration (without interest), as described below. The aggregate merger consideration to be paid at the closing to the unit holders of Theraplant will be $100,000,000 in cash, subject to customary purchase price adjustments, and an indemnity escrow as described more fully in the Theraplant Merger Agreement.

On August 10, 2021, we entered into an amendment (the “Theraplant Amendment No.1”) to the Agreement and Plan of Merger dated as of March 12, 2021, by and among Greenrose Acquisition Corp., GNRS CT Merger Sub, LLC, Theraplant, LLC (“Theraplant”) and Shareholder Representative Services LLC (the “Merger Agreement”). Theraplant Amendment No. 1 extended the drop-dead date of the Merger Agreement to November 30, 2021. Also, the Merger Agreement was amended by restating the “Aggregate Consideration” portion to mean the aggregate amount of consideration to be paid or issued by Parent in respect of all Company Units in the sum of $100,000,000, minus the escrow amount, the expense amount, and the Managing Member Expense amount. Furthermore, aggregate consideration would now include the amount equal to the difference between the Estimated Closing New Working Capital, and the Base Net Capital. Additionally, the Aggregate Consideration would include the amount released from the Escrow and Expense Fund, the amount released from the Managing Member Expense Fund, and the Stock Consideration comprised of unregistered shares of Parent Common Stock valued at $10.00 per share payable in the aggregate amount of $50,000,000.

The True Harvest Asset Purchase Agreement:

On March 12, 2021, Greenrose entered into the Asset Purchase Agreement with TH Buyer and True Harvest, pursuant to which, subject to the terms and conditions contained therein, TH Buyer will purchase substantially all of the assets of True Harvest and assume certain of its liabilities. The initial consideration to be paid by the Company to True Harvest for the purchased assets will be $50,000,000, payable as follows: (i) $21,750,000 in cash; (ii) an additional $25,000,000 evidenced by a secured promissory note bearing interest at 8% per annum, which matures on the third anniversary of the closing of the asset purchase, and which is secured by the purchased assets pursuant to the terms of a security agreement between TH Buyer and True Harvest; and (iii) the assumption by TH Buyer of $3,250,000 of True Harvest’s debt.

In addition to the initial payment amount, the Company may be required to pay additional consideration to True Harvest of up to a maximum of $35,000,000 in cash contingent on the True Harvest business attaining, within thirty-six (36) months after the closing date of the asset purchase, a certain price per pound of cannabis flower as compared to total flower production, irrespective of the final form in which such flower is sold. The earnout payment, if any, would be evidenced by a promissory note which would bear interest at an annual rate of 8% per annum, would be payable in twenty-four (24) monthly installments after issuance and would be secured by the purchased assets.

On July 2, 2021, Greenrose entered into True Harvest Amendment No. 1 to the Asset Purchase Agreement with TH Buyer and True Harvest, pursuant to which, certain terms were amended. The initial consideration to be paid by the Company to True Harvest for the purchased assets will be increased from $50,000,000 to an aggregate of up to $56,100,000, payable as follows: (i) $21,750,000 in cash; (ii) an additional $25,000,000 evidenced by a secured promissory note with an incremental $4,700,000 issuable assuming certain revenue targets are met at Closing, with the same terms contained within the Asset Purchase Agreement; and (iii) the assumption by TH Buyer of $3,250,000 of True Harvest’s debt and up to an additional $1,400,000 of True Harvest debt assuming certain revenue targets are met at Closing. These unaudited combined condensed pro forma financial statements assume the full amount of the incremental promissory notes will be issued and debt will be assumed.

The PIPE Financing

Greenrose entered into a commitment letter with the PIPE Investors pursuant to which the PIPE Investors have agreed to loan Greenrose an aggregate of $78.1 million, of 12.25% senior secured loan (“the secured loan”) (the “PIPE Financing”).

The Qualified Business Combinations are expected to be financed with Greenrose’s IPO proceeds currently held within a trust account and the PIPE Financing. Upon closing of the Qualified Business Combinations, Greenrose will own 100% of the Operating Companies acquired.

The Qualified Business Combinations will be accounted for under the acquisition method of accounting under the scope of the Financial Accounting Standards Board’s Accounting Standards Codification 805, Business Combinations (“ASC 805”), in accordance with generally accepted accounting principles in the United States of America (“U.S. GAAP”). Under this method of accounting, Greenrose will be treated as the accounting acquirer and the purchase price will be allocated to the Operating Companies assets acquired and liabilities assumed with identifiable intangible assets and goodwill being recorded at consummation of the Qualified Business Combinations.

Management determined that Greenrose is the accounting acquirer based on an evaluation of the following facts and circumstances under both the no redemption and maximum redemption scenarios:

•        Greenrose will transfer cash to the respective sellers of the Operating Companies from cash on hand and the PIPE Financing and in debt financing; none of the Operating Companies will transfer cash or incur incremental liabilities in connection with the Qualified Business Combinations;

•        Greenrose will issue stock to certain of the sellers of the Operating Companies to effectuate the Qualified Business Combinations; none of the Operating Companies are issuing equity;

•        Greenrose will have the largest voting interest in the combined entity, under both the no redemption and maximum redemption scenarios;

•        the current board of directors will continue to direct the combined entity with no contemplated changes. As such, Greenrose will control the board;

•        Greenrose will hire or retain executive management of the combined business.

•        the combined entity’s name will be The Greenrose Holding Company Inc.; and

•        the corporate headquarters will remain that of Greenrose in New York State;

Consideration of $236.5 million to be paid out to the sellers of the Operating Companies upon closing exclusive of any working capital adjustments and will consist of an estimated $121.8 million in cash, $50 million in the form of shares of Greenrose’s Common stock, which is the equivalent of 5.0 million shares assuming a per share value of $10.00, and $29.7 million in seller notes issued exclusive of cash acquired and working capital adjustments. The cash portion of the Qualified Business Combinations consideration shall be funded from the cash held in Greenrose’s trust account, which was $174.5 million on September 13, 2021 and $78.1 million less $3.1 million of original issue discount for a net cash inflow of $75 million raised through the PIPE Financing. To the extent not used to pay the cash portion of the Qualified Business Combinations consideration, the redemption price for any properly redeemed shares of Greenrose’s Common stock, or fees and expenses related to the Qualified Business Combinations and the other transactions contemplated by the Qualified Business Combination Agreements, the proceeds from Greenrose’s trust account and the PIPE Financing will be used for general corporate purposes, which may include, but not be limited to, working capital for operations, repayment of indebtedness, capital expenditures, and future acquisitions.

As additional consideration to the Qualified Business Combinations, an additional $35.0 million of debt will be contingently issuable to True Harvest sellers if certain operating targets are met over time, pursuant to the Asset Purchase Agreement (the “Earnouts”). Below is a summary of the total consideration of the Qualified Business Combinations on a gross basis not considering the fair value of the potential earnouts. The GAAP consideration is calculated below in Note 2g. See the section entitled “Sources and Uses for Qualified Business Combinations” for more information regarding the full estimated sources and uses for the Qualified Business Combinations under the no redemption and maximum redemption scenarios.

In thousands	Assuming No Redemption Amounts	Assuming Maximum Redemption Amounts
At Close
Cash to sellers of Theraplant(1)	$100,000	$100,000
Cash paid to sellers of True Harvest(1)	21,750	21,750
Greenrose common stock issued to sellers of Theraplant(2)	50,000	50,000
Seller note issued to sellers of True Harvest(3)	29,700	29,700
Total Consideration At Close of all Target Businesses	$201,450	$201,450

2022 – 2024
Seller note issued to sellers of True Harvest(4)	35,000	35,000
Total Consideration from 2022 to 2024	$35,000	$35,000

Total consideration	$236,450	$236,450

____________

(1)      Final cash paid to the sellers of the Operating Companies is subject to a final net working capital adjustment pursuant to the Business Combination Agreements.

(2)      In accordance with Amendment number 1 to the Merger Agreement with Theraplant, Greenrose will issue 5.0 million shares of Common Stock with an estimated value of $50.0 million issuable upon the close of the Transactions.

(3)      In accordance with Amendment number 1 to the Asset Purchase Agreement with True Harvest, up to $4.7 million may be added to the $25.0 million Secured Promissory Note, assuming certain year to date revenue targets are met. These revenue targets are expected to be met and are assumed to be met for purposes of this consideration disclosure.

(4)      Pursuant to the True Harvest Asset Purchase Agreement, sellers may be issued notes by Greenrose of $35.0 million to be issued in 2024.

Pursuant to Greenrose’s existing certificate of incorporation, Greenrose shareholders have the opportunity to redeem, upon the closing of a business combination, all or a portion of the shares of Greenrose Common Stock then held by them for cash equal to their pro rata share of the aggregate amount on deposit (as of two business days prior to the Closing) in the Trust Account. There is no specified maximum redemption threshold.

The unaudited pro forma condensed combined financial statements present two redemption scenarios as follows:

•        Assuming No Redemptions — this scenario assumes that no shares of Greenrose Common Stock are redeemed; and

•        Assuming Maximum Redemptions — this scenario assumes that 10.4 million shares of Greenrose Common Stock are redeemed for an aggregate payment of approximately $104.1 million (based on the estimated per share redemption price of approximately $10.05 per share) from the Trust Account. The $104.1 million available for redemptions considers total cash inflows of $248.6 million from the Greenrose cash and cash equivalents of $0.2 million, marketable securities held in Trust Account of $173.4 million and net PIPE proceeds of $75.0 million offset by cash paid in the transaction of $144.5 million consisting of total consideration and working capital paid for the Operating Companies of $125.9 million, transaction costs of $16.3 million and repayment of the Greenrose promissory notes of $2.3 million. The maximum redemption scenario assumes the required cash needed to acquire each of the Operating Targets.

The following summarizes the pro forma common shares outstanding under the no redemption and maximum redemption scenarios:

	Assuming No Redemption		Assuming Maximum Redemption
	Shares	%	Shares	%
Greenrose Public Shareholders	17,250,000	64%	6,889,999	42%
Greenrose Initial Shareholders	4,312,500	16%	4,312,500	26%
Private Units	330,000	1%	330,000	2%
Total Greenrose	21,892,500	81%	11,532,499	70%
Theraplant Sellers	5,000,000	19%	5,000,000	30%
Total Shares at Closing of Qualified Transaction	26,892,500	100%	16,532,499	100%

Greenrose Acquisition Corp
UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
As of June 30, 2021
(Amounts in thousands of U.S. dollars, except per share data)

	Greenrose Acquisition Corp (Historical)	Theraplant (Historical)	True Harvest (Historical)	Pro Forma Recapitalization Transaction Adjustments (Assuming No Redemption)		Pro Forma Theraplant and True Harvest Transaction Adjustments (Assuming No Redemption)		Combined Pro Forma (Assuming No Redemption)	Additional Pro Forma Transaction Adjustments (Assuming Max Redemption)		Combined Pro Forma (Assuming Max Redemption)
Assets
Current Assets:
Cash and Cash Equivalents	$253	$3,760	$277	$173,403	2a	$(104,183)	2d	$108,180	(104,142)	2n	4,038
				74,976	2b	(21,750)	2d
				(16,256)	2c
				(2,300)	2l
Restricted Cash	—	—	451	—		(451)	2e	—	—		—
Accounts Receivable	—	1,461	405	—		(405)	2e	1,461	—		1,461
Due From Related Parties	—	—	—	—		—		—	—		—
Loans Receivable – Related Parties Current Portion	—	—	—	—		—		—	—		—
Inventories	—	3,078	2,246	—		—		5,324	—		5,324
Prepaid Expenses and Other Current Assets	73	341	197	—		(197)	2e	414	—		414
Total Current Assets	326	8,640	3,576	229,823		(126,986)		115,379	(104,142)		11,237
Non-Current Assets:
Property and Equipment, Net	—	10,947	5,875	—		—		16,822	—		16,822
Loans Receivable – Related Parties	—	—	46	—		(46)	2e	—	—		—
Intangible Assets, Net	—	—	—	—		116,300	2f	116,300	—		116,300
Goodwill	—	—	—	—		102,240	2g	102,240	—		102,240
Deferred Tax Assets	—	—	—	—		—		—	—		—
Marketable Securities Held In Trust Account	173,403	—	—	(173,403)	2a	—		—	—		—
Other Non-Current Assets	50	—	133	—		—		183	—		183
Total Assets	$173,779	$19,587	$9,630	$56,420		$91,508		$350,924	$(104,142)		$246,782

Greenrose Acquisition Corp
UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET — (Continued)
As of June 30, 2021
(Amounts in thousands of U.S. dollars, except per share data)

	Greenrose Acquisition Corp (Historical)	Theraplant (Historical)	True Harvest (Historical)	Pro Forma Recapitalization Transaction Adjustments (Assuming No Redemption)		Pro Forma Theraplant and True Harvest Transaction Adjustments (Assuming No Redemption)		Combined Pro Forma (Assuming No Redemption)	Additional Pro Forma Transaction Adjustments (Assuming Max Redemption)	Combined Pro Forma (Assuming Max Redemption)
Liabilities
Current Liabilities:
Accounts Payable	$—	$—	$690	$—		$(690)	2m	$—	$—	$—
Accrued Liabilities	1,232	—	1,171	—		(2,403)	2m	—	—	—
Accounts Payable and Accrued Liabilities	—	1,956	—	—		1,233	2m	3,189	—	3,189
Due to Related Parties	—	—	—	—		—		—	—	—
Deferred Rent, Current Portion	—	—	—	—		—		—	—	—
Current Portion of Equipment Lease	—	—	—	—		—		—	—	—
Lease Liabilities, Current Portion	—	—	—	—		—		—	—	—
Current Portion of Notes Payable	—	177	4,426	—		(4,603)	2e	—	—	—
Current Portion of Notes Payable – Related Parties	—	—	—	—		—		—	—	—
Income Tax Payable	—	—	—	—		—		—	—	—
Sales Tax Payable	—	—	—	—		—		—	—	—
Advances From Related Party	300	—	—	(300)	2l	—		—	—	—
Distributions Payable to Members	—	26	103	—		(129)	2e	—	—	—
Total Current Liabilities	1,532	2,159	6,390	(300)		(6,592)		3,189	—	3,189
Long-Term Liabilities:
Lease Liabilities	—	—	—	—		—		—	—	—
Convertible Debt, Net of Debt Discount	—	—	—	—		—		—	—	—
Derivative Liability	—	—	—	—		—		—	—	—
Notes Payable, Net of Current Portion	—	3,331	8,288	70,385	2b, 2c	27,091	2h	109,095	—	109,095
Notes Payable – Related Parties, Net of Current Portion	—	—	—	—		—		—	—	—
Deferred Income Taxes	—	58	—	—		—		58	—	58
Deferred Rent, Net of Current Portion	—	—	550	—		(550)	2e	—	—	—
Contingent Consideration	—	—	—	—		30,000	2i	30,000	—	30,000
Private warrants liability	1,445	—	—	—		—		1,445	—	1,445
Convertible Promissory Note – Related Parties	2,896	—	—	(2,896)	2l	—		—	—	—
Total Liabilities	5,873	5,548	15,228	67,189		49,949		143,787	—	143,787

Greenrose Acquisition Corp
UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET — (Continued)
As of June 30, 2021
(Amounts in thousands of U.S. dollars, except per share data)

	Greenrose Acquisition Corp (Historical)	Theraplant (Historical)	True Harvest (Historical)	Pro Forma Recapitalization Transaction Adjustments (Assuming No Redemption)		Pro Forma Theraplant and True Harvest Transaction Adjustments (Assuming No Redemption)		Combined Pro Forma (Assuming No Redemption)	Additional Pro Forma Transaction Adjustments (Assuming Max Redemption)		Combined Pro Forma (Assuming Max Redemption)
Commitment and Contingencies
Common stock subject to possible redemption 16,670,395 and no shares at redemption value at December 31, 2020 and 2019, respectively	162,905	—	—	(162,905)	2j	—		—	—		—
Shareholders’ Equity:
Share Capital	—	—	—	—		—		—	—		—
Preferred stock, $0.0001 par value; 1,000,000 shares authorized; none issued and outstanding	—	—	—	—		—		—	—		—
Common stock, $0.0001 par value; 70,000,000 shares authorized; 5,682,154 shares issued and outstanding (excluding 16,210,346 shares subject to possible redemption) at June 30, 2021	1	—	—	2	2j	500	2k	503	(1)	2n	502
Additional paid-in capital	8,745	—	—	162,903	2j	49,500	2k	222,615	(104,141)	2n	118,474
				1,467	2b
Members’ Equity (Deficit)	—	14,039	(5,598)	—		(8,441)	2e	—	—		—
Retained Earnings (Accumulated Deficit)	(3,745)	—	—	(13,132)	2c	—		(15,981)	—		(15,981)
	—	—	—	896	2l	—		—	—		—
Total Shareholders’ Equity (Deficit)	5,001	14,039	(5,598)	152,136		41,559		207,137	(104,142)		102,995

Total Liabilities and Equity	$173,779	$19,587	$9,630	$56,420		$91,508		$350,924	$(104,142)		$246,782

Greenrose Acquisition Corp
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
For the six months ended June 30, 2021
(Amounts in thousands of U.S. dollars, except per share data)

	Greenrose Acquisition Corp (Historical)	Theraplant (Historical)	True Harvest (Historical)	Pro Forma Recapitalization Transaction Adjustments (Assuming No Redemption)		Pro Forma Theraplant and True Harvest Transaction Adjustments (Assuming No Redemption)		Combined Pro Forma (Assuming No Redemption)	Additional Pro Forma Adjustments (Assuming Max Redemption)	Combined Pro Forma (Assuming Max Redemption)
Revenues, net of discounts	$—	$13,720	$7,854	$—		$—		$21,574	$—	$21,574
Operating Expenses:
Cost of goods sold (exclusive of depreciation)	—	4,419	3,030	—		—		7,449	—	7,449
Selling, General, and Administrative	—	—	1,293	—		—		1,293	—	1,293
Transaction costs	—	—	—	—		—		—	—	—
Sales and Marketing	—	186	—	—		—		186	—	186
General and Administrative	—	1,998	—	—		—		1,998	—	1,998
Depreciation and Amortization	—	402	362	3,801	3a	—		4,565	—	4,565
Operating and formation costs	2,375	—	—	—		—		2,375	—	2,375
Total Operating Expenses:	2,375	7,005	4,685	3,801		—		17,866	—	17,866

Income (loss) from Operations:	(2,375)	6,715	3,169	(3,801)		—		3,708	—	3,708

Other Income (Expense):
Other Income (Expense), Net	—	—	306	—		—		306	—	306
Change in Fair Value of Derivatives	—	—	—	—		—		—	—	—
Interest expense	(1,039)	(83)	(885)	(5,737)	3c	(649)	3c	(7,354)	—	(7,354)
				1,039	3e
Interest earned on marketable securities held in Trust Account	9	—	—	(9)	3d	—		—	—	—
Change in fair value of private warrants liability	535	—	—	—		—		535	—	535
Change in fair value of Convertible promissory note, net – related party	737	—	—	(737)	3e	—		—	—	—
Total Other Income (Expense):	242	(83)	(579)	(5,444)		(649)		(6,513)	—	(6,513)

Income (Loss) Before Provision for Income Taxes:	(2,133)	6,632	2,590	(9,245)		(649)		(2,805)	—	(2,805)
Provision For Income Taxes	—	550	—	—		3,193	3b	3,743	—	3,743
Net income (loss):	$(2,133)	$6,082	$2,590	$(9,245)		$(3,842)		$(6,548)	$—	$(6,548)

Greenrose Acquisition Corp
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS — (Continued)
For the six months ended June 30, 2021
(Amounts in thousands of U.S. dollars, except per share data)

	Greenrose Acquisition Corp (Historical)	Theraplant (Historical)	True Harvest (Historical)	Pro Forma Recapitalization Transaction Adjustments (Assuming No Redemption)	Pro Forma Theraplant and True Harvest Transaction Adjustments (Assuming No Redemption)	Combined Pro Forma (Assuming No Redemption)	Additional Pro Forma Adjustments (Assuming Max Redemption)	Combined Pro Forma (Assuming Max Redemption)
Basic and diluted weighted average shares outstanding, Common stock subject to possible redemption	16,375,933	—				—		—
Basic and diluted net income per share, Common stock subject to possible redemption	$—	$—				$—		$—

Basic and diluted weighted average shares outstanding, Common stock	5,516,567	—				26,893,000		16,533,007
Basic and diluted net loss per share, Common stock	$(0.39)	$—				$(0.24)		$(0.40)

Net Income per share – basic and diluted – attributable to:
Angel Founder Units	—	110,000				—		—
Series A Units	—	42,761				—		—
Series R Units	—	54,000				—		—

Weighted average shares – basic and diluted – attributable to:
Angel Founder Units	$—	$29.41				$—		$—
Series A Units	$—	$29.41				$—		$—
Series R Units	$—	$29.41				$—		$—

Greenrose Acquisition Corp
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
For the year ended December 31, 2020
(Amounts in thousands of U.S. dollars, except per share data)

	Greenrose Acquisition Corp (Historical)	Theraplant (Historical)	True Harvest (Historical)	Pro Forma Recapitalization Transaction Adjustments (Assuming No Redemption)		Pro Forma Theraplant and True Harvest Transaction Adjustments (Assuming No Redemption)		Combined Pro Forma (Assuming No Redemption)	Additional Pro Forma Adjustments (Assuming Max Redemption)	Combined Pro Forma (Assuming Max Redemption)
Revenues, net of discounts	$—	$28,375	$8,036	$—		$—		$36,411	$—	$36,411
Operating Expenses:
Cost of goods sold (exclusive of depreciation)	—	8,875	5,817	—		—		14,692	—	14,692
Selling, General, and Administrative	—	—	1,022	—		—		1,022	—	1,022
Transaction costs	—	—	—	13,000	3a	—		13,000	—	13,000
Sales and Marketing	—	333	—	—		—		333	—	333
General and Administrative	—	2,505	—	—		—		2,505	—	2,505
Depreciation and Amortization	—	799	542	15,205	3b	—		16,546	—	16,546

Operating and formation costs	1,599	—	—	—		—		1,599	—	1,599
Total Operating Expenses:	1,599	12,512	7,381	28,205		—		49,697	—	49,697

Income (loss) from Operations:	(1,599)	15,863	655	(28,205)		—		(13,286)	—	(13,286)

Other Income (Expense):
Other Income (Expense), Net	—	—	(101)	—		8	3c	(93)	—	(93)
Gain on Sale of Property and Equipment	—	8	—	—		(8)	3c	—	—	—
Change in Fair Value of Derivatives	—	—	—	—		—		—	—	—
Interest expense	(273)	(102)	(1,556)	(11,263)	3d	(1,576)	3d	(14,497)	—	(14,497)
				273	3g
Interest earned on marketable securities held in Trust Account	1,157	—	—	(1,157)	3e	—		—	—	—
Change in fair value of private warrants liability	(574)	—	—	—		—		(574)	—	(574)
Change in fair value of Convertible promissory note, net – related party	(321)	—	—	321	3g	—		—	—	—
Total Other Income (Expense):	(11)	(94)	(1,657)	(11,826)		(1,576)		(15,164)	—	(15,164)

Income (Loss) Before Provision for Income Taxes:	(1,610)	15,769	(1,002)	(40,031)		(1,576)		(28,450)	—	(28,450)
Provision For Income Taxes	—	1,179	—	—		4,577	3f	5,756	—	5,756
Net income (loss):	$(1,610)	$14,590	$(1,002)	$(40,031)		$(6,153)		$(34,206)	$—	$(34,206)

Greenrose Acquisition Corp
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS — (Continued)
For the year ended December 31, 2020
(Amounts in thousands of U.S. dollars, except per share data)

	Greenrose Acquisition Corp (Historical)	Theraplant (Historical)	True Harvest (Historical)	Pro Forma Recapitalization Transaction Adjustments (Assuming No Redemption)	Pro Forma Theraplant and True Harvest Transaction Adjustments (Assuming No Redemption)	Combined Pro Forma (Assuming No Redemption)	Additional Pro Forma Adjustments (Assuming Max Redemption)	Combined Pro Forma (Assuming Max Redemption)
Basic and diluted weighted average shares outstanding, Common stock subject to possible redemption	16,704,070	—				—		—
Basic and diluted net income per share, Common stock subject to possible redemption	$0.05	$—				$—		$—

Basic and diluted weighted average shares outstanding, Common stock	5,083,127	—				26,893,000		16,533,007
Basic and diluted net loss per share, Common stock	$(0.49)	$—				$(1.27)		$(2.07)

Net Income per share – basic and diluted – attributable to:
Angel Founder Units	—	110,000				—		—
Series A Units	—	42,761				—		—
Series R Units	—	54,000				—		—

Weighted average shares – basic and diluted – attributable to:
Angel Founder Units	—	$48.65				—		—
Series A Units	—	$158.35				—		—
Series R Units	—	$45.69				—		—

Combined Financial Statements

1.      Basis of Presentation

The historical consolidated financial statements have been adjusted in the unaudited pro forma condensed combined financial information to give effect to pro forma events that are directly attributable to the Transactions and factually supportable.

The unaudited pro forma condensed combined financial statements have been presented for illustrative purposes only and are not necessarily indicative of the operating results and financial position that would have been achieved had the Transactions occurred on the dates indicated, nor do they purport to project the future operating results or financial position of Greenrose following the completion of the Transactions. They should be read in conjunction with the historical financial statements and notes thereto of Greenrose and the Operating Companies.

The Qualified Business Combinations will be accounted for as an acquisition of the Operating Companies by Greenrose. Under the acquisition method of accounting, the purchase price will be allocated to the underlying tangible and intangible assets acquired and liabilities assumed of the Operating Companies based on their respective fair market value, with any excess purchase price allocated to goodwill. The pro forma purchase price allocation was based on estimates of the fair market value of the tangible and intangible assets and liabilities as described in Notes 2(f) and 2(g) of the unaudited condensed combined pro forma balance sheet adjustments in the accompanying notes to the unaudited pro forma condensed combined financial information. As of the date of this proxy statement, the valuation studies necessary to determine the fair market value of the assets and liabilities to be acquired and the related allocations of purchase price are preliminary and prepared based on preliminary forecasts, discount rates, and limited publicly available information. A final determination of fair values will be based on the actual net tangible and intangible assets that existed as of the Closing Date of the Transactions. The final purchase price allocation will be based, in part, on third party appraisals and may differ than that reflected in the pro forma purchase price allocation, and any differences may be material.

The unaudited pro forma condensed combined financial information does not give effect to any anticipated synergies, operating efficiencies, tax savings or cost savings that may be associated with the Transactions. The pro forma adjustments reflecting the consummation of the Qualified Business Combinations are based on certain currently available information and certain assumptions and methodologies that management believes are reasonable under the circumstances. The unaudited condensed pro forma adjustments, which are described in the accompanying notes, may be revised as additional information becomes available and is evaluated. Therefore, it is likely that the actual adjustments will differ from the pro forma adjustments and it is possible the difference may be material. Management believes that its assumptions and methodologies provide a reasonable basis for presenting all of the significant effects of the Qualified Business Combinations based on information available to management at the time and that the pro forma adjustments gives appropriate effect to those assumptions and are properly applied in the unaudited pro forma condensed combined financial information.

There were no significant intercompany balances or transactions between Greenrose and the Operating Companies as of the date and for the periods of these unaudited pro forma condensed combined financial statements.

The pro forma combined provision for income taxes does not necessarily reflect the amounts that would have resulted had Greenrose and the Operating Companies filed consolidated income tax returns during the periods presented.

The pro forma basic and diluted earnings per share amounts presented in the unaudited pro forma condensed combined statements of operations are based upon the number of Greenrose’s shares outstanding, assuming the Transactions occurred on January 1, 2020.

2.      Unaudited Pro Forma Condensed Combined Balance Sheet Adjustments

Transaction Adjustments

The pro forma adjustments included in the unaudited pro forma condensed combined balance sheet as of June 30, 2021 are as follows:

a)      Reflects the reclassification of $173.4 million of cash and cash equivalents held in Greenrose’s trust account that becomes available for transaction consideration, transaction expenses, redemption of public shares, and the operating activities following the Qualified Business Combinations assuming no redemptions.

b)      Reflects the net cash proceeds from the PIPE Financing of the issuance of the secured loan for $78.1 million, less $3.1 million of original issue discount for net proceeds of $75.0 million. The secured loan was further reduced by $1.5 million allocated to paid in capital for equity classified detachable warrants on a relative fair value basis and $3.1 million of financing costs for net debt of $70.4 million.

c)      Reflects estimated transaction costs Greenrose and the Operating Companies expect to incur related to legal, financial advisory, and other professional fees amounting to approximately $16.3 million in order to consummate the Transactions. Included within transaction costs are $7.8 million of deferred underwriter discount, $5.4 million of professional legal, accounting and consulting fees and $3.1 million related to the PIPE Financing which have been directly offset against the debt proceeds received (see Note 2(b)).

d)      Reflects the estimated cash to be paid to the sellers of the Operating Companies on the Closing Date, including an estimated net working capital adjustment calculated as of June 30, 2021 pursuant to the Business Combination Agreements. See Note 2(g).

e)      Represents adjustments for assets and liabilities not acquired pursuant to the Business Combination Agreements. Certain assets and liabilities were acquired as part of the Qualified Business Combinations and recorded at fair value.

f)      As part of the preliminary valuation analysis, Greenrose identified customer relationships, trade names, and licenses as the acquired identifiable intangible assets. The fair value of identifiable intangible assets was mainly determined using the “income approach,” which requires a forecast of all of the expected future cash flows and the sales comparison approach. The fair value and useful life calculations are preliminary and subject to change after Greenrose finalizes its acquisition accounting of the Qualified Business Combinations as of the Closing Date.

Intangible Asset	Theraplant Estimated Fair Value	True Harvest Estimated Fair Value	Total	Weighted Average Useful Life in Years
Customer relationships	$17,200	$5,500	$22,700	5
Trade Name	3,800	1,800	5,600	3
Licenses	88,000	—	88,000	10
Fair value of intangible assets acquired	$109,000	$7,300	$116,300
Remove historical intangible assets	—	—	—
Pro forma transaction adjustment to intangible assets	$109,000	$7,300	$116,300

g)      As the accounting acquirer, Greenrose has performed a preliminary valuation analysis of the fair market value of the assets and liabilities of the Operating Companies. This adjustment reflects the estimated goodwill from the preliminary purchase price allocation as of December 31, 2020 resulting from the Qualified Business Combinations. For purposes of determining the purchase price allocation, the fair market value of all tangible and intangible assets acquired, and liabilities assumed were estimated as of June 30, 2021. Except for the specific fair value adjustments discussed in the notes to the “Unaudited pro forma condensed combined financial information,” Greenrose has assumed that the historical carrying value of the assets acquired and liabilities assumed reflect fair value. The preliminary allocation of purchase price for each of the Operating Companies is as follows:

	Theraplant	True Harvest	Total
Estimated GAAP consideration:
Cash, net of cash acquired	$96,240	$21,473	$117,713
Estimated preliminary net working capital adjustment	4,183	—	4,183
Greenrose stock	50,000	—	50,000
Earnout	—	30,000	30,000
Seller note	—	29,700	29,700
Total estimated GAAP consideration	150,423	81,173	231,596

Allocated to:
Net working capital	2,923	2,246	5,169
Property and equipment, net	10,947	5,875	16,822
Intangible assets	109,000	7,300	116,300
Other assets	—	133	133
Other liabilities	(4,418)	(4,650)	(9,068)
Taxes payable	—	—	—
Preliminary net assets acquired	118,452	10,904	129,356
Preliminary allocation to goodwill	$31,971	$70,269	$102,240

h)      The following table presents the long-term debt outstanding following the completion of the Transactions on a pro forma basis, before any debt issuance costs or discounts:

PIPE Financing, term loan, net	$78,100
True Harvest seller note	29,700
True Harvest assumed debt	4,650
Theraplant assumed debt	4,360
Pro forma long-term debt, net	$116,810

i)       Reflects the estimated fair value of the Earnouts potentially due to the sellers of True Harvest, as further described and summarized within “Summary Term Sheet” in this proxy statement. See Note 2(g).

j)       Represents the reclassification of $162.9 million of common stock previously subject to redemption to permanent equity.

k)      Pursuant to Theraplant Amendment No.1 to the Merger Agreement, Greenrose will issue 5.0 million shares of Common Stock as consideration.

l)       Reflects the payment of the $2 million convertible promissory notes and $0.3 million promissory notes- related party in cash. The instrument is able to be settled in common stock of Greenrose, private warrants, or paid in cash. Currently it is assumed this note will be paid in cash. The convertible promissory note has a bifurcated derivative which has been included in the carrying amount. The difference in the principal amount and the carrying amount inclusive of the derivative will be recorded as a gain or loss in the statement of operations.

m)     Reflects the reclassification of balance sheet accounts to conform True Harvest assets and liabilities acquired to be consistent with the presentation of Theraplant, identified predecessor.

The additional pro forma adjustments assuming maximum redemptions:

n)      Reflects $104.1 million withdrawal of funds from the trust account to fund the redemption of 10.4 million shares of Greenrose common stock at approximately $10.05 per share.

3.      Unaudited Pro Forma Condensed Combined Statement of Operations Adjustments

The pro forma adjustments included in the unaudited pro forma condensed combined statement of operations for the six months ended June 30, 2021 are as follows:

a)      The following table summarizes the changes in the estimated amortization expense resulting from the changes in intangible assets being recorded in connection with the business combinations:

	Theraplant Amortization	True Harvest Amortization	Total Amortization
Pro Forma Amortization	$3,376	$425	$3,801
Historical Amortization	—	—	—
Pro Forma Adjustment	$3,376	$425	$3,801

b)        Reflects the incremental corporate income tax expense at a blended statutory rate of 26.5% for Theraplant and True Harvest which were historically taxed as partnerships and not as corporations. Due to limitations on the deductibility of certain expenses pursuant to IRC Section 280E, the blended statutory rate was applied to the gross profit of these entities. Further, the incremental pro forma adjustments were not tax effected as they are not deductible for tax purposes subject to IRC Section 280E.

c)        Represents the impact to interest expense as a result of (i) the new long-term debt incurred as part of the PIPE Financing and (ii) the long-term debt at certain of the Operating Companies assumed as part of the Qualified Business Combinations partially offset by the elimination of interest expense associated with debt of the Operating Companies that will not be assumed. See Notes 2(b), 2(h) and 2(e) for more information on debt financings. The table below represents the key terms of the new debt incurred in connection with the Qualified Business Combinations and related PIPE financings:

Debt Instrument	Principal	Interest Rate	Maturity
PIPE – Senior Loan	$78,100	12.25%	9/1/2025
True Harvest seller note	$29,700	8.00%	12/31/2024
New Debt	$107,800

The table below reflects the summary of changes to interest expense due to new financings and paydowns.

For the six months ended June 30, 2021	PIPE Financing Interest	Theraplant Interest	True Harvest Interest	Total Interest
Interest on assumed debt	$—	$(150)	$(279)	$(429)
Pro forma Interest on New Debt	(5,737)	—	(1,188)	(6,925)
Historical interest expense	—	(83)	(885)	(968)
Pro forma Interest adjustment	$(5,737)	$(67)	$(582)	$(6,386)

d)      Represents the elimination of $9 thousand of interest income earned on Greenrose’s trust account for the six months ended June 30, 2021.

e)      Reflects the elimination of interest expense and changes in fair value associated to the Greenrose convertible promissory note as discussed in Note 2l.

The pro forma adjustments included in the unaudited pro forma condensed combined statement of operations for the year ended December 31, 2020 are as follows:

a)      Reflects expensed transaction costs direct and incremental to the Transactions exclusive of $3.1 million of PIPE Financing fees which were offset against the debt proceeds.

          b)      The following table summarizes the changes in the estimated amortization expense resulting from the changes in intangible assets being recorded in connection with the business combinations:

	Theraplant Amortization	True Harvest Amortization	Total Amortization
Pro Forma Amortization	$13,507	$1,700	$15,207
Historical Amortization	2	—	2
Pro Forma Adjustment	$13,505	$1,700	$15,205

c)      Adjustments reclassify certain expenses to conform to a combined expense presentation.

d)      Represents the impact to interest expense as a result of (i) the new long-term debt incurred as part of the PIPE Financing and (ii) the long-term debt at certain of the Operating Companies assumed as part of the Qualified Business Combinations partially offset by the elimination of interest expense associated with debt of the Operating Companies that will not be assumed. See Notes 2(b), 2(h) and 2(e) for more information on debt financings. The table below represents the key terms of the new debt incurred in connection with the Qualified Business Combinations and related PIPE financings:

Debt Instrument	Principal	Interest Rate	Maturity
PIPE – Senior Loan	$78,100	12.25%	9/1/2025
True Harvest seller note	$29,700	8.00%	12/31/2024
New Debt	$107,800

The table below reflects the summary of changes to interest expense due to new financings and paydowns.

	PIPE Financing Interest	Theraplant Interest	True Harvest Interest	Total Interest
Interest on assumed debt	$—	$(300)	$(558)	$(858)
Pro forma Interest on New Debt	(11,263)		(2,376)	(13,639)
Historical interest expense	—	(102)	(1,556)	(1,658)
Pro forma Interest adjustment	$(11,263)	$(198)	$(1,378)	$(12,839)

e)      Represents the elimination of $1.2 million of interest income earned on Greenrose’s trust account for the year ended December 31, 2020.

f)      Reflects the incremental corporate income tax expense at a blended statutory rate of 26.5% for Theraplant and True Harvest, which were historically taxed as partnerships and not as corporations. Due to limitations on the deductibility of certain expenses pursuant to IRC Section 280E, the blended statutory rate was applied to the gross profit of these entities. Further, the incremental pro forma adjustments were not tax effected as they are not deductible for tax purposes subject to IRC Section 280E.

g)      Reflects the elimination of interest expense and changes in fair value associated to the Greenrose convertible promissory note as discussed in Note 2l.

4.      Earnings Per Share

Pro Forma Weighted Average Shares (Basic and Diluted)

The following pro forma weighted average shares calculations have been performed for the six months ended June 30, 2021 and for the year ended December 31, 2020. The unaudited condensed combined pro forma earnings per share (“EPS”), basic and diluted, are computed by dividing loss by the weighted-average number of shares of common stock outstanding during the period.

Greenrose has one class of common stock outstanding which will continue to be outstanding upon the close of the Transactions. Greenrose also has 15.0 million outstanding public warrants sold during the initial public offering, 2.2 million sold in connection with the underwriter over-allotment and 2.0 million warrants sold in private placements to purchase an aggregate of 19.2 million common shares. The warrants are exercisable at $11.50 per share amounts which exceeds the current market price of Greenrose’s common stock. These warrants are considered anti-dilutive and excluded from the loss per share calculation when the exercise price exceeds the average market value of the common stock price during the applicable period. The Secured Loan also provides the lender with warrants to have a notional value of 30% of the principal balance of the Secured Loan or roughly $23.4 million. These warrants will be substantially the same as the Public Warrants issued in connection with the IPO. The Public Warrants have been determined to be equity instruments.

	For the six months ended June 30, 2021		For the year ended December 31, 2020
In thousands, except per share data	Combined Pro Forma (Assuming No Redemption)	Combined Pro Forma (Assuming Maximum Redemption)	Combined Pro Forma (Assuming No Redemption)	Combined Pro Forma (Assuming Maximum Redemption)
Pro forma net loss attributable to common shareholders – basic and diluted	$(6,548)	$(6,548)	$(34,206)	$(34,206)
Basic and diluted weighted average shares outstanding	26,893	16,533	26,893	16,533
Pro Forma Basic and Diluted Loss Per Share	$(0.24)	$(0.40)	$(1.27)	$(2.07)

Pro Forma Basic and Diluted Weighted Average Shares
Greenrose Public Shareholders	17,250	6,890	17,250	6,890
Greenrose Initial Stockholders	4,313	4,313	4,313	4,313
Private Units	330	330	330	330
Total Greenrose	21,893	11,533	21,893	11,533

Theraplant Shareholders	5,000	5,000	5,000	5,000
Total Pro Forma Basic and Diluted Weighted Average Shares	26,893	16,533	26,893	16,533

COMPARATIVE PER SHARE DATA

The following table sets forth:

•        historical per share information of Greenrose for the six months ended June 30, 2021 and for the year ended December 31, 2020;

•        historical per share information of the Operating Companies for the six months ended June 30, 2021 and for the year ended December 31, 2020; and

•        unaudited pro forma per share information of the combined company for the six months ended June 30, 2021 and for the year ended December 31, 2020 after giving effect to the Qualified Business Combination and PIPE Financing, assuming two redemption scenarios as follows:

•        Assuming No Redemptions — this scenario assumes that no shares of Greenrose Common Stock are redeemed; and

•        Assuming Maximum Redemptions — this scenario assumes that 10.4 million shares of Greenrose Common Stock are redeemed for an aggregate payment of approximately $104.1 million (based on the estimated per share redemption price of approximately $10.05 per share) from the Trust Account. The $104.1 million available for redemptions considers total cash inflows of $248.6 million from the Greenrose cash and cash equivalents of $0.2 million, marketable securities held in Trust Account of $173.4 million and net PIPE proceeds of $75.0 million offset by cash paid in the transaction of $144.5 million consisting of total consideration and working capital paid for the Operating Companies of $125.9 million, transaction costs of $16.3 million and repayment of the Greenrose promissory notes of $2.3 million. The maximum redemption scenario assumes the required cash needed to acquire each of the Operating Targets.

The following table is also assumes the issuance of $78.1 million, of 12.25% senior secured loan (“the secured loan”) (the “PIPE Financing”).

The historical information should be read in conjunction with “Theraplant’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Greenrose’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained elsewhere in this proxy statement/prospectus and the audited consolidated financial statements and the related notes of Greenrose and the Operating Companies contained elsewhere in this proxy statement/prospectus.

The unaudited pro forma per share information is derived from, and should be read in conjunction with, the unaudited pro forma condensed combined financial information and related notes included elsewhere in this proxy statement/prospectus. The unaudited pro forma combined net loss per share information below does not purport to represent what the actual results of operations of the combined company would have been had the Qualified Business Combinations been completed or to project results of operations that may be achieved after the Qualified Business Combinations. The unaudited pro forma book value per share information below does not purport to represent what the book value of the combined company would have been had the Qualified Business Combinations been completed nor the book value per share for any future date or period.

	Greenrose	Theraplant	Closing Combined Pro Forma (Assuming No Redemption)(4)	Ending Combined Pro Forma (Assuming Maximum Redemption)(5)
(in thousands, except share and per share data)
As of and for the six months ended June 30, 2021(3)
Book value per share(1)(2)	$7.67	$67.90	$7.70	$6.23
Basic and diluted weighted average shares outstanding, Common stock subject to possible redemption	16,375,933	N/A	N/A	N/A
Basic and diluted weighted average shares outstanding, Common stock	5,516,567	N/A	26,892,500	16,5332,007

	Greenrose	Theraplant	Closing Combined Pro Forma (Assuming No Redemption)(4)	Ending Combined Pro Forma (Assuming Maximum Redemption)(5)
Weighted average shares – basic and diluted – attributable to:
Angel Founder Units	N/A	110,000	N/A	N/A
Series A Units	N/A	42,761	N/A	N/A
Series R Units	N/A	54,000	N/A	N/A
Basic and diluted net income per share, Common stock subject to possible redemption	$—	N/A	N/A	N/A
Basic and diluted net loss per share, common stock	$(0.39)	N/A	$(0.24)	$(0.40)
Net income per share – basic and diluted – attributable to:
Angel Founder Units	N/A	$29.41	N/A	N/A
Series A Units	N/A	$29.41	N/A	N/A
Series R Units	N/A	$29.41	N/A	N/A

As of and for the year ended December 31, 2020(3)
Book value per share(1)(2)	$7.92	$57.83	N/A	N/A
Basic and diluted weighted average shares outstanding, Common stock subject to possible redemption	16,704,070	N/A	N/A	N/A
Basic and diluted weighted average shares outstanding, Common stock	5,083,127	N/A	26,892,500	16,533,007
Weighted average shares – basic and diluted – attributable to:
Angel Founder Units	N/A	110,000	N/A	N/A
Series A Units	N/A	42,761	N/A	N/A
Series R Units	N/A	54,000	N/A	N/A
Basic and diluted net income per share, Common stock subject to possible redemption	$0.05	N/A	N/A	N/A
Basic and diluted net loss per share, common stock	$(0.49)	N/A	$(1.27)	$(2.07)
Net income per share – basic and diluted – attributable to:
Angel Founder Units	N/A	$48.65	N/A	N/A
Series A Units	N/A	$158.35	N/A	N/A
Series R Units	N/A	$45.69	N/A	N/A

____________

(1)      Book value per share is calculated as Total Stockholder’s Equity (including redeemable equity) divided by pro forma outstanding shares.

(2)      Pro forma balance sheet for year ended December 31, 2020 not required and as such, no such calculation included in this table.

(3)      True Harvest has been excluded from the comparative share data above as they have not computed EPS or weighted average share calculations.

PROPOSAL NO.1 — EXTENSION AMENDMENT PROPOSAL

The Company is proposing to amend its existing Amended and Restated Certificate of Incorporation to extend the date by which the Company has to consummate an initial business combination to the Extended Date. The approval of the Extension Amendment Proposal is essential to the overall implementation of our Board’s plan to allow the Company more time to complete the Qualified Business Combination. Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension. A copy of the proposed certificate of amendment to the Company’s existing Amended and Restated Certificate of Incorporation to effectuate the Extension is attached to this proxy statement as Annex A.

Reasons for the Extension Amendment Proposal

On March 12, 2021, Greenrose entered into Business Combination Agreements with four separate companies, Shango, Theraplant, Futureworks, and True Harvest. These Business Combination Agreements provide that if the proxy statement to solicit Greenrose stockholder approval of the Business Combinations is not mailed prior to October 13, 2021, then the Company must seek stockholder approval of the Extension. Further, the Company’s existing Amended and Restated Certificate of Incorporation provides that the Company only has until October 13, 2021 to complete an initial business combination. The Company’s Board has determined that it may not be able to complete an initial business combination by October 13, 2021. Accordingly, the Board has determined that it is in the best interests of our stockholders to extend the date that the Company has to consummate an initial business combination to the Extended Date. Notwithstanding stockholder approval of the Extension, the Company intends to consummate the proposed Business Combinations as soon as practicable.

If the Extension Amendment Proposal is not Approved

If the Extension Amendment Proposal is not approved by October 13, 2021 (or, November 13, 2021 if the Sponsor exercises an additional one-month extension on behalf the Company) whether at the Special Meeting or an adjourned meeting upon approval of the Adjournment Proposal), the Extension will not be implemented and, in accordance with our Amended and Restated Certificate of Incorporation, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including the interest earned thereon but net of taxes payable, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

The holders of the Sponsor Shares, Private Shares and underwriter shares have waived their rights to participate in any liquidation distribution with respect to such shares. There will be no distribution from the Trust Account with respect to the Company’s Warrants which will expire worthless in the event the Extension Amendment Proposal is not approved. The Company will pay the costs of liquidation from its remaining assets outside of the Trust Account. If such funds are insufficient, the sponsor has agreed to advance it the funds necessary to complete such liquidation and has agreed not to seek repayment of such expenses.

If the Extension Amendment Proposal is Approved

If the Extension Amendment Proposal is approved, the Company intends to continue to attempt to consummate its Business Combinations with Theraplant, True Harvest, Shango, and Futureworks until the Extended Date. The Company will remain a reporting company under the Exchange Act and its Public Units, Common Stock, and Public Warrants will remain publicly traded during the extension period. The warrants will continue in existence in accordance with their terms.

Vote Required for Approval

Passage of the Extension Amendment Proposal requires the affirmative vote of the holders of at least sixty-five percent (65%) of the then outstanding shares of Common Stock of the Company.

Recommendation of the Board

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE EXTENSION AMENDMENT PROPOSAL.

The existence of financial and personal interests of one or more of the Company’s directors or officers may result in a conflict of interest on the part of such director(s) or officer(s) between what they may believe is in the best interests of Greenrose and its stockholders and what they may believe is best for himself or themselves in determining to recommend that stockholders vote for the proposals.

PROPOSAL NO. 2 — THE QUALIFIED BUSINESS COMBINATIONS PROPOSAL

General

Greenrose’s stockholders are being asked to adopt and approve the Qualified Business Combinations Agreements, certain related agreements and the transactions contemplated thereby, including the Business Combinations. All Greenrose stockholders should read carefully this proxy statement in its entirety for more detailed information concerning the Qualified Business Combinations Agreements and their amendments, which are attached as Annex B - E to this proxy statement. You are urged to read carefully all of the Qualified Business Combinations Agreements and their amendments in their entirety before voting on this proposal.

Greenrose may consummate the Qualified Business Combinations only if approved by a majority of the Greenrose stockholders present in person (which includes presence at the virtual meeting) or represented by proxy at the Special Meeting and entitled to vote thereon.

Our Board also considered a variety of uncertainties and risks and other potentially negative factors concerning the Business Combinations, including, but not limited to, the following:

•        Benefits Not Achieved.    The risk that the potential benefits of the Business Combinations may not be fully achieved, or may not be achieved within the expected timeframe.

•        Stockholder Vote.    The risk that the Company’s stockholders may fail to provide the respective votes necessary to effect the Business Combinations.

•        Fees and Expenses.    The fees and expenses the Company has expended in negotiating the Business Combination Agreements and those associated with completing the Business Combinations.

•        Other Risks.    Various other risks associated with the Business Combinations, the business of the Company, the business of each of the Target Business as well as their respective financing and regulatory environment and described under “Risk Factors” beginning on page 35 of this proxy statement.

In considering the Business Combinations, the Board considered the following factors, among others:

•        historical information of each of the Target Businesses, financial performance, and results of operations;

•        evaluation of the consideration to be paid in connection with the respective Target Businesses, which the Board determined to be attractive based on the quality of the businesses of the respective Target Businesses and in comparison with publicly traded MSO’s;

•        assessment of the strengths of management of respective Target Businesses as demonstrated in their leadership and management of cannabis businesses;

•        current budgetary information and forecast projections from the respective management teams of each of the Target Businesses and Greenrose’s management regarding (i) each of the Target Businesses’ prospects, financial condition, operations, technology, products, services, management, competitive position, and strategic business goals and objectives, (ii) general economic, industry, and financial market conditions and (iii) opportunities and competitive factors within the cannabis industry;

•        the recommendation by Greenrose’s management that the Board approve the Business Combinations, as the Board would not have approved any transaction in connection with this strategic process without such a recommendation from Greenrose’s management;

•        the risk that any of the Target Businesses would not be able to achieve their growth projections;

•        the risk that some of the current public stockholders would vote against the Business Combinations Proposal or decide to exercise their redemption rights, thereby depleting the amount of cash available in the Trust Account;

•        the risks involved with the Business Combinations and the likelihood that Greenrose will be able to complete Business Combinations meeting the 80% fair market value test, the possibility that the Business Combinations might not be consummated, and Greenrose’s prospects going forward without completing the Business Combinations with the Target Businesses;

•        the substantial transaction expenses to be incurred in connection with the Business Combinations and the negative impact of such expenses on Greenrose’s cash reserves and operating results should the Business Combinations not be completed;

•        the possible negative effect of the Business Combinations and public announcement of the Business Combinations on Greenrose’s financial performance, operating results and stock price;

•        pro forma Adjusted EBITDA of the combination of Greenrose and the Targets anticipated upon completion of the Business Combinations; and

•        all other factors the Board deemed relevant.

In performing due diligence on potential acquisition targets, Greenrose management and their professional advisors performed commercial, financial, accounting and legal due diligence. To inform efforts to assess valuation. Greenrose considered the financial metrics commonly used in the cannabis sector, revenue, EBITDA and Adjusted EBITDA. Revenue numbers and projections were provided by Target Business management using historical results of operations, and forecasts based on Target Business management information. The company presents Adjusted EBITDA only for actual amounts to normalize out infrequent events, management fees, and transaction related fees. At the time of Greenrose Board of Directors meeting the audits were not complete and actual amounts and we did not have any adjustments for the items previously mentioned. Over the course of its due diligence Greenrose regularly monitored the performance of the Target Businesses, including updates on forecast revenue, EBITDA and Adjusted EBITDA, taking into account updated and forecast budgetary information reasonably expected to impact those metrics (collectively, “Projections”).

In the course of its due diligence, Greenrose continued to review and update its evaluation of the Target Businesses’ operating results over time, including comparing initial budgeted target financial information provided by Targets’ management with actual auditor-reviewed financial results, and as unaudited financial results could be compared with audited financials. In addition, Greenrose maintained regular communication with Target Businesses’ management teams to remain updated on actual results of operations, noting among other things local market impacts of the pandemic, delays in completing facility expansions, impacts of competition, as well as the ongoing evolution of the regulatory landscape. Projections were also updated in light of recent legalization developments in each of Arizona and Connecticut in July 2021. The updates to projections were presented to the Greenrose Board, which did not change its recommendation the Greenrose stockholders approve the Business Combinations.

The accompanying prospective financial information was not prepared with a view toward public disclosure or with a view toward complying with the guidelines established by the American Institute of Certified Public Accountants with respect to prospective financial information, but, in the view of Greenrose management, was prepared on a reasonable basis, reflects the best currently available estimates and judgments, and presents, to the best of management’s knowledge and belief, the expected course of action and the expected future financial performance of Greenrose. However, this information is not fact and should not be relied upon as being necessarily indicative of future results, and readers of this proxy statement/prospectus are cautioned not to place undue reliance on the prospective financial information.

The projected financial information included in this proxy statement has been prepared by management of the Target Businesses. Marcum has not audited, reviewed, examined, compiled nor applied agreed-upon procedures with respect to the accompanying projected financial information and, accordingly, Marcum LLP does not express an opinion or any other form of assurance with respect thereto. The Marcum LLP report included in this document relates to Marcum’s previously issued financial statements. It does not extend to the projected financial information and should not be read to do so.

The inclusion of financial projections in this proxy statement/prospectus should not be regarded as an indication that Greenrose, our board of directors, or their respective affiliates, advisors or other representatives considered, or now considers, such financial projections necessarily to be predictive of actual future results or to support or fail to support your decision whether to vote for or against the Qualified Business Combination. The financial projections are not fact and should not be relied upon as being necessarily indicative of future results, and readers of this proxy statement/prospectus, including investors or holders, are cautioned not to place undue reliance on this information. You are cautioned not to rely on the projections in making a decision regarding the transaction, as the projections may be materially different than actual results. We will not refer back to the financial projections in our future periodic reports filed under the Exchange Act.

The financial projections reflect numerous estimates and assumptions with respect to general business, economic, regulatory, market and financial conditions and other future events, as well as matters specific to our targets’ businesses, all of which are difficult to predict and many of which are beyond Greenrose and our targets’ control. The financial projections are forward-looking statements that are inherently subject to significant uncertainties and contingencies, many of which are beyond Greenrose’s control. The various risks and uncertainties include those set forth in the “Risk Factors,” “Greenrose’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Cautionary Note Regarding Forward-Looking Statements” sections of this proxy statement/prospectus. As a result, there can be no assurance that the projected results will be realized or that actual results will not be significantly higher or lower than projected. Since the financial projections cover multiple years, such information by its nature becomes less reliable with each successive year. These financial projections are subjective in many respects and thus are susceptible to multiple interpretations and periodic revisions based on actual experience and business developments.

Furthermore, the financial projections do not take into account any circumstances or events occurring after the date they were prepared. Nonetheless, a summary of the financial projections is provided in this proxy statement/prospectus because they were made available to Greenrose and our Board of Directors in connection with their review of the proposed transaction.

EXCEPT TO THE EXTENT REQUIRED BY APPLICABLE FEDERAL SECURITIES LAWS, BY INCLUDING IN THIS PROXY STATEMENT/PROSPECTUS A SUMMARY OF THE FINANCIAL PROJECTIONS FOR GREENROSE, GREENROSE UNDERTAKES NO OBLIGATIONS AND EXPRESSLY DISCLAIMS ANY RESPONSIBILITY TO UPDATE OR REVISE, OR PUBLICLY DISCLOSE ANY UPDATE OR REVISION TO, THESE FINANCIAL PROJECTIONS TO REFLECT CIRCUMSTANCES OR EVENTS, INCLUDING UNANTICIPATED EVENTS, THAT MAY HAVE OCCURRED OR THAT MAY OCCUR AFTER THE PREPARATION OF THESE FINANCIAL PROJECTIONS, EVEN IN THE EVENT THAT ANY OR ALL OF THE ASSUMPTIONS UNDERLYING THE FINANCIAL PROJECTIONS ARE SHOWN TO BE IN ERROR OR CHANGE.

Certain of the measures included in the prospective financial information may be considered non-GAAP financial measures. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with GAAP, and non-GAAP financial measures as used by Greenrose may not be comparable to similarly titled amounts used by other companies. Financial measures provided to a financial advisor in connection with a business combination transaction are excluded from the definition of non-GAAP financial measures and therefore are not subject to SEC rules regarding disclosures of non-GAAP financial measures, which would otherwise require a reconciliation of a non-GAAP financial measure to a GAAP financial measure. Accordingly, we have not provided a reconciliation of such financial measures.

The Projections current as of the meeting of the Greenrose Board of Directors meeting on Friday, March 12, 2021 for each of the Target Businesses and Greenrose were:

Estimated amounts in millions of U.S. dollars

	Revenue			Ebitda			Adjusted Ebitda
	2021	2022	2023	2021	2022	2023	2021	2022	2023
Theraplant	$39.3	$53.2	$61.8	$25.2	$36.1	$42.7	$25.2	$36.1	$42.7
True Harvest	31.4	48.0	44.0	18.9	32.8	29.1	18.9	32.8	29.1
Shango	55.1	92.7	105.1	10.3	21.8	26.4	10.3	21.8	26.4
Futureworks	32.5	35.8	36.1	8.2	8.9	8.9	8.2	8.9	8.9
Total of All Transactions	$158.3	$229.7	$247.0	$62.6	$99.6	$107.1	$62.6	$99.6	$107.1
Total of Theraplant and True Harvest	$70.7	$101.2	$105.8	$44.1	$68.9	$71.8	$44.1	$68.9	$71.8

All Four (4) Target Businesses

Greenrose combined the Projections to form a preliminary assessment of its projected metrics assuming all Target Businesses are acquired but without giving effect to corporate overhead for the combined Target Businesses or anticipated synergies and associated anticipated cost reductions. The adjustments used in the projections are the same as those used in the pro forma Adjusted EBITDA presented below.

Greenrose provided updated Projections in an Investor Presentation furnished as an attachment to a Current Report on 8-K filed with the SEC July 28, 2021. Current Projections set forth below are expressed as ranges of revenue, EBITDA and Adjusted EBITDA for 2021 and 2022.

Estimated amounts in millions of U.S. dollars

	Revenue		Ebitda		Adjusted Ebitda
	2021	2022	2021	2022	2021	2022
Theraplant	$30 – 35	$95 – 110	$17 – 21	$55 – 65	$17 – 21	$55 – 65
True Harvest	25 – 30	45 – 50	15 – 17	30 – 35	15 – 17	30 – 35
Shango	40 – 45	88 – 96	9 – 11	19 – 24	9 – 11	19 – 24
Futureworks	20 – 25	32 – 39	4 – 5	6 – 11	4 – 5	6 – 11
Total of All Transactions	$115 – 135	$260 – 295	$45 – 54	$110 – 135	$45 – 54	$110 – 135
Total of Theraplant and True Harvest	$55 – 65	$140 – 160	$32 – 38	$85 – 100	$32 – 38	$85 – 100

Greenrose compared the valuations of the Target Businesses with recent public market transactions deemed to be comparable and considered the valuation range indicated for the Target Businesses based on historical financial results and based on Projections using customary market valuation metrics compared favorably.

Our Board and management uses a variety of financial and operating metrics to evaluate our business, analyze our performance, and make strategic decisions. We believe these metrics and non-GAAP financial measures provide useful information to investors and others in understanding and evaluating our operating results in the same manner as management. However, these measures are not financial measures calculated in accordance with GAAP and should not be considered as substitutes for financial measures that have been calculated in accordance with GAAP.

We primarily review the following key performance indicators and non-GAAP measures when assessing our performance: (i) revenue; (ii) EBITDA; (iii) adjusted EBITDA; (iv) working capital; (v) cash flow; and (vi) return on capital employed. We believe these indicators provide us with useful data with which to measure our performance.

Adjusted EBITDA is a non-GAAP financial measures that represents earnings before interest expense, income taxes, depreciations, and amortization, or EBITDA and further adjustments to EBITDA to exclude certain non-cash items and other non-recurring items that management believes are not indicative of ongoing operations to come to Adjusted EBITDA.

The Company discloses EBITDA and Adjusted EBITDA and Pro Forma Adjusted EBITDA in this proxy statement because these non-GAAP measures are key measures used by the Board and management to evaluate our business, measure its operating performance and make strategic decisions. We believe EBITDA, Adjusted EBITDA, and Pro Forma EBITDA are useful for investors and others in understanding and evaluating our operations results in the same manner as its management. However, EBITDA and Adjusted EBITDA are not financial measures calculated in accordance with GAAP and should not be considered as a substitute for net income, income before income taxes, or any other operating performance measure calculated in accordance with GAAP. Using these non-GAAP financial measures to analyze our business would have material limitations because the calculations are based on the subjective determination of management regarding the nature and classification of events and circumstances that investors may find significant. In addition, although other companies in our industry may report measures titled EBITDA, Adjusted EBITDA, and Pro Forma Adjusted EBITDA or similar measures, such non-GAAP financial measures may be calculated differently from how we calculate non-GAAP financial measures, which reduces their overall usefulness as comparative measures. Because of these limitations, you should consider EBITDA and Adjusted EBITDA alongside other financial performance measures, including net income and our other financial results presented in accordance with GAAP.

In considering the pro forma Adjusted EBITDA of the combination of Greenrose and the Targets anticipated upon completion of the Business Combinations, these estimates and assumptions are based on information available as of the dates of these unaudited pro forma condensed combined financial statements and may be revised as additional information becomes available. Therefore, it is likely that the actual adjustments will differ from the pro forma adjustments and it is possible the difference may be material. The unaudited pro forma condensed combined financial statements do not give effect to any anticipated synergies, operating efficiencies or cost savings that may be associated with the Transactions. These should be looked at in conjunction with the Unaudited Pro Forma Condensed Combined Financial Information section.

When evaluating the consideration paid compared to public share price for each traded MSOs, the Company based its analysis on the presentation prepared by our financial advisor, Imperial Capital, LLC (“Imperial”) primarily consisting of information from publicly available information. Imperial is a full-service investment bank, founded in 1997, offering an integrated platform of services to institutional investors and middle market companies. They offer a range of investment banking services including debt and equity financings, mergers and acquisitions, restructuring, and other advisory services to middle market corporate clients in the United States. The Board of Directors of the Company selected Imperial as its exclusive financial advisors after an open survey and review process, including review of references, recent transaction history, and pricing terms of multiple potential investment banking advisors with experience and focus in the middle market space.

That presentation included a comparable company table which detailed the top 10 MSOs by market capitalization. In assessing how the business combinations with the Target Businesses compared with publicly traded MSO’s, Greenrose did not compare Target acquisition terms with comparable transactions, of which there are limited examples in the U.S., but rather compared the prices of publicly traded MSOs as multiples of metrics that could also be applied to the Target Business combinations, including price as a multiple of revenue and adjusted EBITDA. That analysis showed that the multiples paid for the Target Businesses and compared with current market prices for publicly traded MSOs as of March 2021.

Below is a summary of the MSOs reviewed and how they compare to Greenrose Targets and Qualified Targets as of March and July 2021 as presented within an Exhibit to our Current Reports on Form 8-K filed with the US Securities and Exchange Commission on March 18, 2021 and July 28, 2021, respectively.

Equity Comparable Companies (as of March 2021)

($ in millions)

Company Name	Price 3/12/2021	Market Cap	Enterprise Value	Revenue			EBITDA			Enterprise Value/
				2020	2021	2022	2020	2021	2022	2020 Revenue	2021 Revenue	2022 Revenue	2020 EBITDA	2021 EBITDA	2022 EBITDA
Curaleaf Holdings, Inc.	$15.87	$10,861.1	$11,374.9	$634.6	$1,254.3	$1,832.1	$141.6	$365.5	$627.7	17.9x	9.1x	6.2x	80.3x	31.1x	18.1x
Green Thumb Industries Inc.	34.16	7,468.9	7,606.3	547.8	827.2	1,083.7	173.3	294.6	407.9	13.9x	9.2x	7.0x	43.9x	25.8x	18.6x
Trulieve Cannabis Corp.	49.47	6,098.3	6,175.3	515.3	825.4	1,044.4	253.1	375.0	478.0	12.0x	7.5x	5.9x	24.4x	16.5x	12.9x
Cresco Labs Inc.	13.36	4,102.4	4,476.9	475.4	799.3	1,081.7	109.9	257.9	381.4	9.4x	5.6x	4.1x	40.7x	17.4x	11.7x
TerrAscend Corp.	11.58	2,871.8	2,971.9	155.1	297.0	427.8	45.0	121.4	190.8	19.2x	10.0x	6.9x	66.1x	24.5x	15.6x
Columbia Care Inc.	6.37	1,932.0	2,164.7	182.8	498.7	717.0	(5.9)	96.2	202.2	11.8x	4.3x	3.0x	n/a	22.5x	10.7x
Ayr Wellness Inc.	32.55	1,797.2	1,861.9	155.6	401.0	707.5	56.6	155.2	292.1	12.0x	4.6x	2.6x	32.9x	12.0x	6.4x
Planet 13 Holdings Inc.	6.63	1,294.2	1,256.4	73.1	141.9	189.5	14.0	42.6	62.5	17.2x	8.9x	6.6x	90.0x	29.5x	20.1x
Harvest Health & Recreation Inc.	3.76	865.9	1,191.1	228.0	361.9	466.3	20.7	77.2	123.1	5.2x	3.3x	2.6x	57.6x	15.4x	9.7x
Jushi Holdings Inc.	7.09	1,094.6	1,163.4	80.5	224.8	376.5	(2.3)	46.8	116.3	14.5x	5.2x	3.1x	n/a	24.9x	10.0x

								Average		13.0x	6.8x	4.8x	48.2x	21.9x	10.1x
								Median		12.0x	6.5x	5.0x	43.9x	24.5x	11.2x

As reflected in the summary below, the transaction price assessed for the Greenrose Targets is favorable compared to that of comparable MSOs in March 2021.

	2020 Revenue	2021 Revenue	2020 EBITDA	2021 EBITDA
Average MSO	13.0x	6.8x	48.2x	21.9x
Median MSO	12.0x	6.5x	43.9x	24.5x
Greenrose Targets	3.6x	1.9x	9.3x	5.3x

In July, 2021 Greenrose updated the comparison of publicly traded MSO market data metrics comparing them to the valuation of the Theraplant and True Harvest Target Businesses, as summarized below. The Board noted that the updated comparison confirmed the Target Business acquisition valuations remain attractive and the Board determined to maintain its recommendation of that Greenrose stockholders approve the Business Combinations.

Equity Comparable Companies (as of July 2021)

($ in millions)

Company Name	Price 7/26/2021	Market Cap	Enterprise Value	Revenue			EBITDA			Enterprise Value/
				2020	2021	2022	2020	2021	2022	2020 Revenue	2021 Revenue	2022 Revenue	2020 EBITDA	2021 EBITDA	2022 EBITDA
Curaleaf Holdings, Inc.	$12.38	$8,709.5	$9,022.1	$634.6	$1,296.3	$1,901.2	$141.6	$373.8	$640.5	14.2x	7.0x	4.7x	63.7x	24.1x	14.1x
Green Thumb Industries Inc.	30.51	6,863.3	6,846.1	547.8	874.1	1,156.7	173.3	320.7	443.4	12.5x	7.8x	5.9x	39.5x	21.3x	15.4x
Trulieve Cannabis Corp.	32.22	4,133.4	4,266.0	515.5	871.2	1,146.9	252.7	391.1	507.4	8.3x	4.9x	3.7x	16.9x	10.9x	8.4x
Cresco Labs Inc.	10.52	3,556.7	3,778.3	475.3	842.8	1,226.8	110.0	213.8	395.2	7.9x	4.5x	3.1x	34.3x	17.7x	9.6x
Columbia Care Inc.	4.65	1,695.9	1,800.8	182.8	515.1	789.4	(5.9)	101.7	225.5	9.9x	3.5x	2.3x	n/a	17.7x	8.0x
Harvest Health & Recreation Inc.	3.57	1,520.7	1,791.0	228.0	403.4	529.4	18.9	103.2	168.9	7.9x	4.4x	3.4x	94.7x	17.4x	10.6x
Ayr Wellness Inc.	28.87	1,706.3	1,773.4	155.6	385.5	719.0	56.6	127.7	296.7	11.4x	4.6x	2.5x	31.3x	13.9x	6.0x
TerrAscend Corp.	8.48	1,564.7	1,549.7	155.1	293.3	433.1	45.1	126.2	199.5	10.0x	5.3x	3.6x	34.3x	12.3x	7.8x
Planet 13 Holdings Inc.	5.85	1,148.4	1,030.2	73.1	139.2	206.3	14.0	39.3	70.5	14.1x	7.4x	5.0x	73.8x	26.2x	14.6x
Jushi Holdings Inc.	4.83	758.4	694.3	80.8	225.6	408.3	(2.2)	38.2	127.7	8.6x	3.1x	1.7x	n/a	18.2x	5.4x

								Average		10.5x	5.2x	3.6x	48.6x	18.0x	10.0x
								Median		9.9x	4.7x	3.5x	36.9x	17.7x	9.0x

As reflected in the summary below, the transaction price assessed for the Greenrose Targets continue to be favorable compared to that comparable MSOs in July 2021.

	2021 Revenue	2022 Revenue	2021 EBITDA	2022 EBITDA
Average MSO	5.2x	3.6x	18.0x	10.0x
Median MSO	4.7x	3.5x	17.7x	9.0x
Greenrose Qualified Targets	4.5x	1.8x	7.9x	2.9x
Greenrose Targets	3.8x	1.7x	9.7x	3.9x

The Board noted that the multiples paid for the Target Businesses compared favorably to these multiples of the comparable publicly traded MSOs.

The following table presents a reconciliation of net income to EBITDA, Adjusted EBITDA, and Pro Forma Adjusted EBITDA for each of the periods indicated:

Greenrose Acquisition Corp
UNAUDITED PRO FORMA CONDENSED COMBINED EBITDA
For the six months ended June 30, 2021
(Amounts in thousands of U.S. dollars, except per share data)

	Greenrose Acquisition Corp (Historical)	Theraplant (Historical)	True Harvest (Historical)	Pro Forma Recapitalization Transaction Adjustments (Assuming No Redemption)	Pro Forma Theraplant and True Harvest Transaction Adjustments (Assuming No Redemption)	Combined Pro Forma (Assuming No Redemption)	Additional Pro Forma Adjustments (Assuming Max Redemption)	Combined Pro Forma (Assuming Max Redemption)
Net income (loss):	$(2,133)	$6,082	$2,590	$(9,245)	$(3,842)	(6,548)	—	$(6,548)
Provision For Income Taxes	—	550	—	—	3,193	3,743	—	3,743
Interest expense	1,030	83	885	4,707	649	7,354	—	7,354
Depreciation and Amortization	—	402	362	3,801	—	4,565	—	4,565
EBITDA	(1,103)	7,117	3,837	(737)	—	9,114	—	9,114

Adjustments
Transaction Related Costs, Consulting Fees, and Misc(1)	—	412	350	—	—	762	—	762
Noncash charges(2)	(1,272)	—	—	737	—	(535)	—	(535)
Infrequent Events(3)	1,103	144	(288)	—	—	959	—	959
Litigation(4)	—	—	82	—	—	82	—	82
Management fees(5)	—	400	—	—	—	400	—	400
Pro Forma Adjusted EBITDA	$(1,272)	$8,073	$3,981	$—	$—	$10,782	$—	$10,782

____________

(1)      Transaction fees relate to consulting, legal, and accounting fees in preparation for the business combination

(2)      Changes in the fair value of derivatives

(3)      Infrequent events primarily includes the following for the respective entities:

—  Greenrose infrequent activity is for all operating activity on the historical financial statements which will no longer recur subsequent to the closing of the Business Combinations.

—  Theraplant infrequent events relates to consulting fees related to Connecticut cannabis regulation proposals.

—  True Harvest infrequent events relates gains on settlements with legal counsel and other venders.

(4)      Represents legal costs associated with pending or settled litigation.

(5)      Represents management fees paid to current affiliates that will not be required to be paid after the Closing of the Qualified Business Combination.

Greenrose Acquisition Corp
UNAUDITED PRO FORMA CONDENSED COMBINED EBITDA
For the year ended December 31, 2020
(Amounts in thousands of U.S. dollars, except per share data)

	Greenrose Acquisition Corp (Historical)	Theraplant (Historical)	True Harvest (Historical)	Pro Forma Recapitalization Transaction Adjustments (Assuming No Redemption)	Pro Forma Theraplant and True Harvest Transaction Adjustments (Assuming No Redemption)	Combined Pro Forma (Assuming No Redemption)	Additional Pro Forma Adjustments (Assuming Max Redemption)	Combined Pro Forma (Assuming Max Redemption)
Net income (loss):	$(1,610)	$14,590	$(1,002)	$(40,031)	$(6,153)	$(34,206)	—	$(34,206)
Provision For Income Taxes	—	1,179	—	—	4,577	5,756	—	5,756
Interest expense	(884)	102	1,556	12,147	1,576	14,497	—	14,497
Depreciation and Amortization	—	799	542	15,205	—	16,546	—	16,546
EBITDA	(2,494)	16,670	1,096	(12,679)	—	2,593	—	2,593

Adjustments
Transaction Related Fees(1)	—	153	—	13,000	—	13,153	—	13,153
Noncash charges(2)	895	—	—	(321)	—	574	—	574
Infrequent Events(3)	2,494	247	42	—	—	2,783	—	2,783
Litigation(4)	—	—	217	—	—	217	—	217
Management fees(5)	—	500	—	—	—	500	—	500
Pro Forma Adjusted EBITDA	$895	$17,570	$1,355	$—	$—	$19,820	$—	$19,820

____________

(1)      Transaction fees relate to consulting, legal, and accounting fees in preparation for the business combination

(2)      Changes in the fair value of derivatives

(3)      Infrequent events primarily includes the following for the respective entities:

—                          Greenrose infrequent activity is for all operating activity on the historical financial statements which will no longer recur subsequent to the closing of the Business Combinations.

—                          Theraplant infrequent events includes $50 thousand due to a fire in a grow room causing repair expenses that were not covered by insurance and $0.2 million for consulting fees related to Connecticut cannabis regulation proposals.

—                          True Harvest infrequent events relates to payroll taxes penalties due to an issue with a vendor.

(4)      Represents legal costs associated with pending or settled litigation.

(5)      Represents management fees paid to current affiliates that will not be required to be paid after the Closing of the Qualified Business Combination.

The Board has determined that completing all of the Business Combinations is in the best interest of Greenrose’s shareholders and therefore the Business Combinations Proposal provides Greenrose’s stockholders an opportunity to vote for or against all of the Business Combinations and not each Business Combination individually. As a result, stockholders may either vote in favor of the Business Combinations Proposal even if they are not in favor of one or more of the Business Combinations, or may vote against the Business Combinations Proposal even if they are in favor of one or more of the Business Combinations. It is possible that having the Business Combinations Proposal require stockholders to approve all of the Business Combinations together may decrease the likelihood of obtaining sufficient stockholder vote to approve the Business Combinations Proposal, or my increase the likelihood that stockholders will exercise their right to have their shares redeemed.

During the deliberations of the Board at a meeting on April 5, 2021, the Board discussed the potential for the Shango and Futureworks not to close due to regulatory delays at the various states in which they each operate (California, Oregon, Nevada and Michigan for Shango, and Colorado for Futureworks). The Board believes that this scenario is somewhat unlikely, but still possible. However, in this scenario, the Board believes that the Company will still be a valuable MSO with good cash flow and strong growth prospects, and therefore the Board unanimously supported moving forward with just Theraplant and True Harvest in the unlikely event that the Shango and Futureworks transaction did not close.

As of April 5, 2021 the Board believed that the four transactions, taken as a whole, is the best way forward for the Company. The Board believes that the larger geographic footprint and larger revenues and EBITDA provided by the combination of all four Target Businesses is in the best interests of the shareholders, and therefore supported voting on all four (4) transactions as a whole. The Board currently believes it is prudent to consummate the Qualified Business Combinations first, given the anticipated regulatory lead time to complete Shango and Futureworks Business Combinations.

Assuming Greenrose’s stockholders approve the Business Combinations Proposal, Greenrose intends to close one or more Business Combinations with a valuation determined by our Board equal to or greater than the 80% of fair market value of the assets held in the Trust Account, excluding taxes payable on the income earned on the Trust Account, at the time of the signing of the Business Combination Agreements (the “80% of fair market value test”). Based on required regulatory approvals and their respective anticipated regulatory reviewed periods, and assuming no redemptions, Greenrose anticipates it is most probable that the acquisition of Theraplant and True Harvest will enable Greenrose to complete its initial business combinations in compliance with the 80% of fair market value test most expeditiously. Upon completion of the acquisitions of Theraplant and True Harvest, Greenrose anticipates completing the acquisitions of Shango and True Harvest in accordance with the terms and conditions of their respective Business Combination Agreements promptly once all of the conditions to closing have been met.

The Business Combination Agreements and Amendments

This subsection of this proxy statement describes the material provisions of the Business Combination Agreements, but does not purport to describe all of the terms of the Business Combination Agreements. The following summary is qualified in its entirety by reference to the complete text of the Business Combination Agreements and their amendments, which are attached as Annex B – E to this proxy statement. Capitalized but undefined terms used in this proxy statement shall have the meaning set forth in the respective Business Combination Agreements. You are urged to read the Business Combination Agreements and their amendments in their entirety because they are the primary legal documents that govern the Business Combinations.

The Business Combination Agreements and their amendments contain representations, warranties and covenants that the respective parties made to each other as of the date of each of the Business Combination Agreements and their amendments or other specific dates as provided for in the respective Business Combination Agreements and their amendments. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating each of the Business Combination Agreements. The representations, warranties and covenants in each of the Business Combination Agreements and amendments are also modified in part by the underlying disclosure schedules (the “Disclosure Schedules”), which are not filed publicly and which are subject to a contractual standard of materiality different from that generally applicable to stockholders and were used for the purpose of allocating risk among the parties rather than establishing matters as facts. We do not believe that the Disclosure Schedules contain information that is material to an investment decision. Additionally, the representations and warranties of the parties to each of the Business Combination Agreements and amendments may or may not have been accurate as of any specific date and do not purport to be accurate as of the date of this proxy statement. Accordingly, no person should rely on the representations and warranties in any of the Business Combination Agreements and amendments or the summaries thereof in this proxy statement as characterizations of the actual state of facts about Greenrose, the Target Businesses or any other matter.

Overview of the Transactions Contemplated by the Theraplant Business Combination Agreement

The acquisition is structured so that as a result of the Theraplant Merger, Theraplant will become wholly-owned subsidiary of Greenrose in accordance with the following transaction steps:

i.       Prior to the execution of the Theraplant Business Combination Agreement, TPT Merger Sub was formed as a new entity for the sole purpose of entering into and consummating the transactions set forth in the Theraplant Business Combination Agreement; and

ii.      At the TPT Effective Time (as defined below), TPT Merger Sub will merge with and into Theraplant, with Theraplant surviving the Theraplant Merger as a direct wholly-owned subsidiary of Greenrose.

Effective Time and Closing of the Theraplant Merger

The Closing of the Theraplant Merger will take place as promptly as reasonably practicable, but no later than two Business Days following satisfaction or waiver of the conditions set forth in the Theraplant Business Combination Agreement and Theraplant Amendment No. 1, shall take place remotely via the exchange of documents and signatures, unless another manner or time is agreed to by Greenrose and Theraplant. The parties will cause the Theraplant Merger to be consummated by filing a Certificate of Merger with the Secretary of State of the State of Connecticut in accordance with the Connecticut Uniform Limited Liability Act, as amended (the “TPT Effective Time”).

Consideration

The aggregate consideration to be paid at the Closing to the former unit holders of Theraplant will be approximately $150,000,000 in the aggregate, comprised of $50,000,000 in Greenrose Common Stock and $100,000,000 in cash, subject to customary purchase price adjustments, less an indemnity escrow in the amount of $13,000,000 (the “Escrow Amount”), which amount will be used to satisfy the difference, if any, between the estimated net working capital at closing and the final working capital at closing (as determined jointly by the buyer and the selling Theraplant security holders’ representative) as well as indemnification obligations of the selling Theraplant security holders with respect to losses arising from breaches of representations, warranties or covenants, inaccuracies or omissions with respect to certain closing statements, or taxes, costs or expenses incurred by the Company. Additionally, $700,000 of such amount will be placed into dedicated accounts controlled by the SRS and the Theraplant managing members to provide a source of funds for those parties to use in administering any claims or disputes that arise post-Closing.

The $100,000,000 cash consideration and $50,000,000 of Greenrose stock for the shares of Theraplant was arrived at via negotiation between Mr. Harley of the Greenrose management team and Mr. J.D. Dematteo and Mr. Dan Emmans, managing principals for Theraplant. The $13,000,000 holdback was determined via negotiation between the legal team of Greenrose and the legal team of Theraplant, with support of the Greenrose management team. Finally, the $2,500,000 net working capital benchmark was determined via analysis of the company’s historical working capital levels and needs, and negotiation between Mr. Mickey Harley of Greenrose and the Theraplant management team.

Exchange of Certificates; Delivery of Consideration

At the TPT Effective Time, by virtue of the Theraplant Merger and without any action on the part of Greenrose, Merger Sub, Theraplant or the holder of any of Theraplant’s equity, the following shall occur automatically (except as expressly provided otherwise): (i) each Theraplant unit issued and outstanding immediately prior to the TPT Effective Time shall be cancelled and extinguished and converted into the right to receive cash (without interest thereon) in accordance with the terms of the Theraplant Business Combination Agreement and (ii) the units of TPT Merger Sub issued and outstanding immediately prior to the TPT Effective Time shall be converted into and exchanged for one hundred percent (100%) of the units of Theraplant. From and after the TPT Effective Time, each unit certificate of TPT Merger Sub evidencing ownership of any such units shall continue to evidence ownership of such units of membership interests of Theraplant.

Five Business Days prior to the date of Closing, Theraplant will deliver a spreadsheet (the “Closing Payment Certificate”) setting forth each of the following items and certified by a managing member of Theraplant to be true and correct: (i) the Initial Consideration; (ii) the Capitalization Table; and (iii) the Allocation Certificate for the Initial Consideration. Upon receipt of the Closing Payment Certificate, Greenrose will be entitled to review, make reasonable inquiries and request reasonable supporting documentations, and comment on the Closing Payment Certificate, and Theraplant shall consider Greenrose’s comments in good faith and deliver an updated Closing Payment Certificate to Greenrose no later than two Business Days prior to the Closing Date to reflect the applicable revisions to the Closing Payment Certificate.

On the Closing Date, Greenrose will deliver:(i) to Continental Stock Transfer & Trust Company (the “Paying Agent” and “Escrow Agent”) a letter authorizing the Paying Agent to remit payment by wire transfer of immediately available funds from the Trust Account an amount equal to the aggregate cash portion of the Initial Consideration payable to the Selling Securityholders in exchange for all Theraplant’s units; (ii) the Escrow Amount to the Escrow Agent by wire transfer of immediately available funds, for deposit in the Escrow Fund; (iii) the Expense Amount to SRS by wire transfer of immediately available funds, for deposit in the Expense Fund; and (iv) the Managing Member Expense Amount to Theraplant’s Managing Members serving in such capacity as of the date immediately preceding the Closing Date by wire transfer of immediately available funds, for deposit in the Managing Member Expense Fund.

As soon as reasonably practicable after the TPT Effective Time, but in no event more than 5 Business Days thereafter, Greenrose or Theraplant shall cause the Paying Agent to mail to each holder of record of Theraplant’s units that were converted into the right to receive the cash payment at the address provided by Theraplant in the Closing Payment Certificate: (1) a letter of transmittal (the “TPT Letter of Transmittal”), and (2) instructions for use in effecting the surrender of the Company Units in exchange for the applicable cash amount set forth on the Closing Payment Certificate. Upon surrender of the Theraplant units for cancellation to the Paying Agent, together with such Letter of Transmittal and any required Form W-9 or Form W-8, duly completed and validly executed in accordance with the instructions thereto (including all required deliverables), the holder of such Theraplant units shall be entitled to receive from the Paying Agent, upon surrender thereof, the cash amount to which such holder is entitled as set forth on the Closing Payment Certificate, and any Theraplant units so surrendered shall be canceled. Until surrendered, each outstanding Theraplant unit will be deemed from and after the TPT Effective Time, for all corporate purposes to evidence only the right to receive the cash amount (without interest) into which such Theraplant units shall have been so converted.

Representations and Warranties; Escrow; Indemnification

The Theraplant Business Combination Agreement contains customary representations and warranties of (a) Theraplant, (b) Greenrose and (c) TPT Merger Sub relating to, among other things, their ability to enter into the Theraplant Business Combination Agreement and their outstanding capitalization.

All of the representations and warranties contained in the Theraplant Business Combination Agreement and the certificates and instruments delivered in connection therewith shall survive the Theraplant Merger and continue until 11:59 p.m. New York time on the day which is eighteen months (18) months after the date on which the TPT Effective Time occurs; provided, however, that the Fundamental Representations will survive the Closing and continue until the expiration of the latest statute of limitations applicable to such representations and warranties (either pertaining to the subject matter of such representations and warranties, or the ability of any Greenrose indemnitees, any Theraplant indemnitees or any third party to make a claim relating to the breach of such representations and warranties, as the case may be, whichever is later) after giving effect to any extensions or waivers plus thirty (30) days.

The Escrow Agreement provides that on the 12 month anniversary of the Closing (the “Escrow Release Date”) the Escrow Agent shall release from the Escrow Fund and shall deliver to the Selling Securityholders (to each, their respective Allocated Portion), an amount equal to $10,000,000 (the “Escrow Release Amount”); provided, however, that (i) if the amount then remaining in the Escrow Fund are less than the Escrow Release Amount the Escrow Agent shall not release any funds and (ii) any amounts relating to an Unresolved Claim for which Greenrose has provided SRS with notice prior to the Escrow Release Date shall not be included for purposes of calculating amounts remaining in the Escrow Fund.

No selling securityholder will be obligated to indemnify any Greenrose indemnitee for any claim for indemnification pursuant to a Representation Breach Claim unless and until the aggregate amount of all Losses of all Greenrose indemnitees (whether or not resulting from a Representation Breach Claim) equal or exceed $250,000 (the “Deductible”), at which time the selling securityholders shall indemnify the Greenrose indemnitees for the amount of all Losses in excess of the Deductible. The Deductible shall not apply to Losses resulting from Fundamental Representations, or any claims other than Representation Breach Claims. The selling securityholders’ aggregate Liability for Representation Breach Claims shall not exceed $13,000,000 (the “General Cap”); provided that the General Cap shall not apply with respect to the claims set forth in the following clauses (A) through (B) and the selling securityholders’ Liability for indemnification therefor shall not count for purposes of the General Cap: (A) Representation Breach Claims regarding any Fundamental Representations; and (B) any claims other than Representation Breach Claims. The selling securityholders’ aggregate Liability for all claims under the Theraplant Business Combination Agreement shall not exceed the Escrow Amount and recourse is limited to the Escrow Fund except in limited circumstances.

Following the Closing, except for (a) claims for Fraud against any Indemnifying Party who committed or participated in such Fraud or had, at the time such Fraud was committed, actual knowledge of such Fraud, (b) claims for equitable relief, (c) claims pursuant to the Employment Agreements or the Non-Competition Agreements, and (d) SRS’s rights against the selling securityholders, the rights to indemnification, compensation or reimbursement under Article 7 of the Theraplant Business Combination Agreement shall be the sole and exclusive remedy with respect to the subject matter of the Theraplant Business Combination Agreement.

Conduct of Business Pending Consummation of the Theraplant Business Combination

During the period from the date of the Theraplant Business Combination Agreement and until the earlier of the termination of the Theraplant Business Combination Agreement in accordance with the terms thereof and the TPT Effective Time and unless otherwise expressly required by the Theraplant Business Combination Agreement, Theraplant agrees to and to cause each of its subsidiaries to, in each case using its commercially reasonable efforts, carry on its business in the ordinary course consistent with past practice and in compliance in all material respects with all Applicable Laws and Contracts and to use its commercially reasonable efforts to preserve intact its respective business organizations; provided, however, that notwithstanding anything in the Theraplant Business Combination Agreement to the contrary, Theraplant and Theraplant’s managing members shall act in accordance with the terms of Theraplant’s organizational documents and nothing in the Theraplant Business Combination Agreement shall obligate or cause Theraplant or Theraplant’s managing members to act in contravention of Theraplant’s organizational documents. Theraplant shall not, and shall cause its subsidiaries not to, take or permit any of the following actions, without the prior written consent of Greenrose, in its reasonable discretion, which such consent shall not be unreasonably withheld, conditioned or delayed:

•        amend its organizational documents;

•        other than cash dividends or distributions made consistent with Theraplant’s operating agreement and Applicable Law, declare or pay any dividend on or make any other distribution in respect of any of its capital equity, or split, combine or reclassify any of its capital equity or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for any of its capital equity, or repurchase or otherwise acquire, directly or indirectly, any of its capital equity except from former employees, directors and consultants in accordance with agreements in existence as of the date hereof providing for the repurchase of such capital equity in connection with any termination of service to Theraplant;

•        (A) issue, grant, deliver, sell or authorize or propose to issue, grant, deliver or sell, or purchase or propose to purchase, any Theraplant units or other Equity Interests, (B) modify, waive or amend terms, or the rights of any holder, of any outstanding Theraplant units or other Equity Interest (including to reduce or alter the consideration to be paid to Theraplant upon the exercise of any outstanding Equity Interest), enter into any agreement, arrangement, plan, commitment or understanding with respect to any such modification, waiver or amendment, (D) grant any Equity Award, or (E) accelerate, amend or change the period of exercisability or vesting of any Equity Award or similar right or authorize any cash payment in exchange for any Equity Award or similar right;

•        (i) enter into, amend or terminate any collective bargaining agreement or other agreement with a labor union, works council or similar organization, (ii) forgive any loans, or issue any loans (other than routine travel advances or business expenses issued in the ordinary course of business) to any of its or its subsidiaries’ directors, officers, contractors or employees, or (iii) except with respect to annual renewals of existing service providers, hire or retain any employee or other service provider whose aggregate cash compensation is expected to exceed $200,000 per year;

•        grant, pay or agree or commit to pay any severance, change of control, retention, incentive or termination payment to any director, officer employee or consultant, except payments made pursuant to written Contracts outstanding on the date of the Theraplant Business Combination Agreement, copies of which have been delivered to Greenrose and the terms of which are disclosed in Theraplant’s Disclosure Schedules;

•        except in connection with Theraplant’s proposed facility expansion, enter into any Material Contract, or violate, amend or otherwise modify or waive any of the terms of any Material Contract, which amendments, modifications or waivers, individually or in the aggregate, would be material to Theraplant, in each case other than in the ordinary course of business;

•        except in connection with Theraplant’s proposed facility expansion, sell, lease, license or otherwise dispose of, distribute, encumber or grant a Lien on any of Theraplant’s material Assets, other than dispositions of inventory or nonexclusive licenses of products to Persons to whom Theraplant or such Theraplant subsidiary had granted licenses of its products as of the date of the Theraplant Business Combination Agreement, in the ordinary course of business consistent with past practice;

•        fail to pay or otherwise satisfy any Liability of Theraplant or any Theraplant subsidiary presently due and payable, except such Liabilities which are being contested in good faith by appropriate means or procedures;

•        pay or settle or take any action not required, other than in connection with any existing Action or commence any Action other than (i) for the routine collection of bills, or (ii) in such cases where it in good faith determines that failure to commence suit would result in the material impairment of a valuable aspect of its business, provided that Theraplant shall consult with Greenrose prior to the filing of such Action;

•        organize any new subsidiary (other than those that are wholly-owned) or acquire or agree to acquire by merging or consolidating with, or by purchasing a substantial portion of the assets of, or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof;

•        acquire or agree to acquire any real property;

•        (i) make, change or rescind any Tax election, (ii) change any Tax period, or (iii) adopt or change any method of Tax accounting, except as required by GAAP or Applicable Law;

•        make any change to its accounting methods, principles, policies, procedures or practices, except as may be required by GAAP;

•        file a petition in bankruptcy, make an assignment for the benefit of creditors or file a petition seeking reorganization or arrangement or other action under federal or state bankruptcy laws;

•        authorize or agree to take any of the foregoing actions.

Conditions to Closing

General Conditions

The obligation of the parties to consummate the transactions contemplated by the Theraplant Business Combination is conditioned on the satisfaction or waiver by Greenrose and Theraplant of the following conditions:

•        All Approvals from Governmental Authority necessary for consummation of the Theraplant Merger and the other transactions contemplated by the Theraplant Business Combination Agreement shall have been obtained and shall be in full force and effect, including, without limitation, (A) all other authorizations, consents and approvals of Governmental Authority required for consummation of the transactions contemplated by the Theraplant Business Combination Agreement shall have been obtained, (B) the receipt of approval of Greenrose’s stockholders adopting the Theraplant Business Combination Agreement and approving the Stockholder Approval Matters, and (C) any filings and approvals required under the rules and regulations of OTCQX, or such other stock exchange or quotation system on which Greenrose’s capital stock is then traded or is proposed to be traded on.

•        No temporary restraining order, preliminary or permanent injunction or other Order issued by any court or other Governmental Authority of competent jurisdiction or other legal or regulatory restraint or prohibition against the consummation of the Theraplant Merger or any of the other transactions contemplated by the Theraplant Business Combination Agreement shall be in effect; nor shall there be any action taken, or any Law or Order enacted, entered, enforced or deemed applicable to the Theraplant Merger or any of the other transactions contemplated by the Theraplant Business Combination Agreement that would prohibit the consummation of the Theraplant Merger or any of the other transactions contemplated by the Theraplant Business Combination Agreement or that would permit consummation of the Theraplant Merger and the other transactions contemplated by the Theraplant Business Combination Agreement only if certain divestitures were made or if Greenrose or Theraplant were to agree to limitations on its business activities or operations.

All of the conditions to the obligations of Greenrose and its wholly subsidiary to consummate the Theraplant transaction may be waived, in writing, by Greenrose. All of the conditions to the obligations of Theraplant to consummate the transaction may be waived, in writing, by Theraplant. All of the conditions to the obligations of Greenrose and its wholly subsidiary to consummate the True Harvest transaction may be waived, in writing, by Greenrose. All of the conditions to the obligations of True Harvest to consummate the transaction may be waived, in writing, by True Harvest.

The obligations of Theraplant to consummate the Theraplant Merger and the other transactions that are to occur at or after the TPT Effective Time pursuant to the Theraplant Business Combination Agreement shall be subject to the satisfaction at or prior to the Closing of each of the conditions set forth in Section 6.3 of the Theraplant Business Combination Agreement, any of which may be waived, in writing, exclusively by Theraplant in its sole and absolute discretion. The Company will disclose to investors, pursuant to applicable rules and regulations, any waiver by the Company of any material condition to closing.

Greenrose and TPT Merger Sub Conditions to Closing

The obligations of Greenrose and TPT Merger Sub to consummate the Theraplant Merger and the other transactions to occur at or after the TPT Effective Time pursuant to the Theraplant Business Combination Agreement shall be subject to the satisfaction at or prior to the Closing of each of the conditions set forth in Section 6.2 of the Theraplant Business Combination Agreement, any of which may be waived, in writing, exclusively by Greenrose in its sole and absolute discretion:

•        (i) The representations and warranties in Sections 2.1 (Organization and Qualification), 2.2 (Authorization), 2.3 (Capital Equity), 2.4 (Subsidiaries), 2.6 (No Conflicts) and 2.28 (Anti-Money Laundering) of the Theraplant Business Combination Agreement shall be true, correct and complete in all respects as of the date of the Theraplant Business Combination Agreement and as of the Closing Date as if made on and as of the Closing Date (other than, in each case, such representations and warranties which by their express terms are made solely as of a specified earlier date, which shall be true, correct and complete in all respects as of such specified earlier date) other than inaccuracies that in the aggregate are de minimis, and (ii) the other representations and warranties of Theraplant contained in the Theraplant Business Combination Agreement shall each be true, correct and complete in all material respects as of the date of the Theraplant Business Combination Agreement and as of the Closing Date as if made on and as of the Closing Date (other than, in each case, such representations and warranties which by their express terms are made solely as of a specified earlier date, which shall be true, correct and complete in all material respects as of such specified earlier date), except for inaccuracies of representations and warranties the circumstances giving rise to which, individually or in the aggregate, do not constitute and could not reasonably be expected to have, a Company Material Adverse Effect; provided, however, that for purposes of determining the accuracy of any representations and warranties, any update of or modification to the Theraplant Disclosure Schedule shall be either included or disregarded.

•        Theraplant shall have performed and complied with, in all material respects, each agreement, covenant and obligation required by the Theraplant Business Combination Agreement and the Member Written Approval, Joinder Agreements, the Escrow Agreement, the Certificate of Merger and each of the other agreements, certificates, documents and instruments contemplated by the Theraplant Business Combination Agreement, including all Schedules, Annexes and Exhibits to any of the foregoing to be so performed or complied with by the Theraplant on or before the Closing Date.

•        Since the date of the Theraplant Business Combination Agreement, no Company Material Adverse Effect shall have occurred.

•        Greenrose shall have received a certificate, dated as of the Closing Date executed on behalf of Theraplant by a duly authorized officer of Theraplant, to the effect that the conditions set forth in Section 6.2 of the Theraplant Business Combination Agreement have been satisfied.

•        The Theraplant Business Combination Agreement, the Certificate of Merger and the Theraplant Merger shall have been approved by the votes of the units representing at least 66.7% of the outstanding Theraplant units (the “Requisite Member Vote”).

•        Greenrose shall have received Joinder Agreements and Member Written Approvals that have been duly executed and delivered by Theraplant members entitled to receive at least 70% of the Allocated Portion of the Initial Consideration payable to all Theraplant members; and such Joinder Agreements and Member Written Approvals shall be in full force and effect and shall not have been repudiated.

•        The Escrow Agent and SSR shall have executed and delivered the Escrow Agreement.

•        Greenrose shall have received a DVD or USB drive evidencing the documents and other materials that were made available to Greenrose, and indicating, for each such document or other material, the date that it was uploaded to the Data Room and made accessible to Greenrose and its representatives in the Data Room.

•        Theraplant shall have delivered to Greenrose the Closing Payment Certificate.

•        Greenrose shall have received a payoff letter (in written form reasonably satisfactory to Greenrose) from each holder of the Indebtedness outstanding immediately prior to the Closing evidencing the payment required to fully pay off and discharge such Indebtedness and confirming release of any Liens upon the payment of the amount set forth in such payoff letter.

•        Each Theraplant managing member and officer of Theraplant and each Theraplant subsidiary shall deliver to Greenrose, in form and substance satisfactory to Greenrose, his or her resignation from such position effective immediately upon the TPT Effective Time.

•        Theraplant shall have provided Greenrose with the properly executed FIRPTA Certificate.

•        Theraplant shall have delivered to Parent such other documents and instruments as may be reasonably required to consummate the Transactions.

•        None of the Identified Employees shall have terminated employment with Theraplant or the relevant employing subsidiary of Theraplant, or shall have terminated or repudiated (or indicated or provided notice of an intent to terminate or repudiate) his or her Employment Agreement or Non-Competition Agreement, except for such Identified Employees whose employment was terminated for cause or due to death or disability.

Theraplant Conditions to Closing

The obligations of Theraplant to consummate the Theraplant Merger and the other transactions that are to occur at or after the TPT Effective Time pursuant to the Theraplant Business Combination Agreement shall be subject to the satisfaction at or prior to the Closing of each of the conditions set forth in Section 6.3 of the Theraplant Business Combination Agreement, any of which may be waived, in writing, exclusively by Theraplant in its sole and absolute discretion:

•        The representations and warranties of Greenrose contained in the Theraplant Business Combination Agreement shall each be true, correct and complete in all material respects as of the date of the Theraplant Business Combination Agreement and as of the Closing Date as if made on and as of the Closing Date (other than, in each case, such representations and warranties which by their express terms are made solely as of a specified earlier date, which shall be true, correct and complete in all material respects as of such specified earlier date); provided, however, that for purposes of determining the accuracy of any representations and warranties, all materiality, Parent Material Adverse Effect and similar qualifications limiting the scope of such representations and warranties shall be disregarded.

•        Greenrose and TPT Merger Sub shall have performed and complied with in all material respects each agreement, covenant and obligation required by the Theraplant Business Combination Agreement to be so performed or complied with by Greenrose at or before the Closing.

•        Since the date of the Theraplant Business Combination Agreement, no Parent Material Adverse Effect shall have occurred.

•        Theraplant shall have received a certificate, dated as of the Closing Date, executed on behalf of Greenrose by a duly authorized officer of Greenrose, to the effect that the conditions set forth in Section 6.3 of the Theraplant Business Combination Agreement have been satisfied.

•        The Theraplant Business Combination Agreement, the Certificate of Merger, the Theraplant Merger and the Stockholder Approval Matters shall have been approved by Greenrose’s stockholders.

•        Greenrose and TPT Merger Sub shall have each executed and delivered each of the ancillary agreements to which Greenrose or Merger Sub, respectively, is a party and assuming the due execution and delivery of such agreements by the other parties thereto, such agreements shall be in full force and effect with respect to Greenrose and TPT Merger Sub, as applicable.

Termination

The Theraplant Business Combination Agreement and amendments may be terminated and Theraplant Merger abandoned at any time prior to the TPT Effective Time:

(a)     By mutual agreement of Theraplant and Greenrose.

(b)    By Greenrose or Theraplant if: (i) the TPT Effective Time has not occurred before 5:00 p.m. New York Time on November 30, 2021 (provided, however, that the right to terminate the Theraplant Business Combination Agreement under Section 8.1(b) shall not be available to any party whose Willful Breach has been the cause of, or resulted in, the failure of the TPT Effective Time to occur on or before such date), (ii) there shall be a final non-appealable order of any Governmental Authority in effect preventing consummation of the Theraplant Merger, or (iii) there shall be any Law or Order enacted, promulgated or issued or deemed applicable to the Theraplant Merger by any Governmental Authority that would make consummation of the Theraplant Merger illegal, or (iv) if after giving effect to the completion of the redemptions of Common Stock and any financings undertaken by Greenrose in connection with the Closing, Greenrose shall have net tangible assets of less than $120,000,000.

(c)     By Greenrose if there shall be any action taken, or any Law or Order enacted, promulgated or issued or deemed applicable to the Theraplant Merger, by any Governmental Authority, which would: (i) prohibit Greenrose’s ownership or operation of all or any portion of the business of Theraplant or (ii) compel Theraplant to dispose of or hold separate all or any portion of the Assets of Theraplant, or limit its operation of Theraplant’s business, as a result of the Theraplant Merger; it being understood that the Federal Cannabis Laws and the rules and regulations of the Nasdaq stock market shall not be given effect with respect to this clause (c).

(d)    By Greenrose if there has been a material breach of any representation, warranty, covenant or agreement contained in the Theraplant Business Combination Agreement on the part of Theraplant and (i) Theraplant has not cured such breach within ten (10) Business Days after Greenrose delivers written notice of such breach to Theraplant (provided, however, that, no cure period shall be required for a breach which by its nature cannot be cured) and (ii) if not cured within such ten (10) Business Day period and at or prior to the Closing, such breach would result in the failure of any of the conditions set forth in Section 6.1 or Section 6.3, as the case may be, to be satisfied.

(e)     By Theraplant if there has been a material breach of any representation, warranty, covenant or agreement contained in the Theraplant Business Combination Agreement on the part of Greenrose or TPT Merger Sub and (i) Greenrose or TPT Merger Sub, as applicable, has not cured such breach within ten (10) Business Days after Theraplant delivers a written notice of such breach to Greenrose (provided, however, that no cure period shall be required for a breach which by its nature cannot be cured), and (ii) if not cured within such ten (10) Business Day period and at or prior to the Closing, such breach would result in the failure of any of the conditions set forth in Section 6.1 or Section 6.2, as the case may be, to be satisfied.

(f)     By Greenrose, if Theraplant shall not have obtained and delivered to Greenrose the Joinder Agreements or irrevocable Member Written Approvals of the Principal Members representing the Requisite Member Vote within four (4) hours after the execution of the Theraplant Business Combination Agreement by Greenrose.

(g)    By Theraplant if: (i) this proxy statement has not been delivered to Greenrose’s shareholders before 5:00 p.m. New York Time on the date which is five Business Days following the date on which this proxy statement has been “cleared” of comments by the SEC (provided, however, that the right to terminate the Theraplant Business Combination Agreement under Section 8.1(g) shall not be available to any party whose Willful Breach has been the cause of, or resulted in, the failure of this proxy statement to be delivered before such date), or (ii) Greenrose’s shareholders fail to adopt and approve the transactions contemplated by the Theraplant Business Combination Agreement.

(h)    By Greenrose, if at any time prior to such time (i) trading in the Greenrose’s equity shall have been suspended by the SEC or Nasdaq, provided that such suspension was not as a result of any action or inaction of Greenrose, or trading in securities generally on the New York Stock Exchange or the Nasdaq National Market shall have been suspended or limited or minimum prices shall have been established on such exchange, or (ii) a banking moratorium shall have been declared either by Federal or New York State authorities.

(i)     By Greenrose, if between the date of the Theraplant Business Combination Agreement and the Closing, a Company Material Adverse Effect has occurred.

In the event of a valid termination of the Theraplant Business Combination Agreement, the Theraplant Business Combination Agreement shall become void and there shall be no liability or obligation on the part of Greenrose, TPT Merger Sub or Theraplant, or their respective officers, directors or stockholders or affiliates or associates; provided, however, that Greenrose, TPT Merger Sub and Theraplant shall each remain liable for any breaches of the Theraplant Business Combination Agreement prior to its termination; and provided further that, the provisions of Sections 5.4, 5.5, Article 9 and the applicable definitions set forth in Article 10 shall remain in full force and effect and survive any termination of the Theraplant Business Combination Agreement.

Amendment; Waiver and Extension of the Theraplant Business Combination Agreement

The Theraplant Business Combination Agreement and Theraplant Amendment No.1 may be amended, modified or supplemented by Greenrose, Theraplant and SRS at any time prior to the Closing, and by Greenrose and SRS at any time following the Closing (notwithstanding any member approval); provided, however, that after approval of the transactions contemplated by the Theraplant Business Combination Agreement by Theraplant’s members, no amendment shall be made which pursuant to Applicable Laws requires further approval by such members without such further approval. The Theraplant Business Combination Agreement or Theraplant Amendment No.1 may not be amended, modified or supplemented in any manner, whether by course of conduct or otherwise, except by an instrument in writing specifically designated as an amendment thereto, signed by each of the parties thereto.

No failure or delay of a party in exercising any right or remedy under the Theraplant Business Combination Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such right or power, or any course of conduct, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the parties under the Theraplant Business Combination Agreement are cumulative and are not exclusive of any rights or remedies which such parties would otherwise have thereunder. Any agreement on the part of any party to the Theraplant Business Combination Agreement to any such waiver shall be valid only if set forth in a written instrument executed and delivered by such party.

Governing Law; Consent to Jurisdiction

The Theraplant Business Agreement, and any claim, controversy or dispute arising under or related to the Theraplant Business Agreement (whether based on contract, tort, equity or otherwise), shall be governed by and construed in accordance with the laws of the State of Connecticut, without giving effect to any choice of law or conflict of law provision or rule that would cause the application of the law of any jurisdiction other than the State of Connecticut. All legal actions and proceedings arising out of or relating to the Theraplant Business Combination Agreement shall be heard and determined exclusively in any state or federal court sitting in the State of Connecticut and agrees not to bring any action arising out of or relating to the Theraplant Business Combination Agreement or any of the transactions related thereto in any other court.

Theraplant — Right of First Offer

Northeast BioIndustries LLC (“NEBio”) is a company founded and owned by the principals of Theraplant. Its objective is to develop, finance and assist the operation of cannabis businesses that fit the criteria of Social Equity under the coming recreational legislation in Connecticut. NEBio is designed to help recruit, train, organize and finance Social Equity applicants, as defined by the new regulations, and to provide debt and equity financing structured to satisfy applicable state regulations.

On March, 12, 2021, Greenrose and NEBio executed a Right of First Offer Agreement. NEBio anticipates applying directly or through a wholly-owned subsidiary for a license to cultivate cannabis in Connecticut and in connection with such efforts will seek to satisfy the State of Connecticut mandate on Social Equity with respect to the issuances of cannabis cultivation licenses. Under the terms of the Right of First Offer Agreement, NEBio granted to Greenrose a Right of First Offer if NEBio or a wholly owned subsidiary of NEBio proposes to issue securities, including equity interests or debt instruments, to one or more unaffiliated third parties, or if J. DeMatteo and Daniel Emmans, whether individually or collectively, self-fund NEBio for purposes of applying for a license to cultivate cannabis in Connecticut. The Right of First Offer granted to Greenrose is not transferable and may not be exercised by any person other than Greenrose. If NEBio proposes to issue securities, NEBio, among other things, shall offer to issue to Greenrose, such securities at a valuation determined in accordance with the Right of First Offer Agreement, and, in an amount not to exceed twenty-five percent (25%) of the resulting equity class. Greenrose’s ability to exercise the Right Of First Offer is subject and conditioned upon, the closing of the Business Combination, which transaction must include the acquisition of Theraplant by Greenrose. Exercise of the Right Of First Offer by Greenrose is subject to and conditioned upon completion to Greenrose’s satisfaction of business, financial and legal, due diligence relating to NEBio, its wholly-owned subsidiary, if any, and the securities underlying the Right Of First Offer.

Background of the Merger between Greenrose and Theraplant.

Greenrose completed the IPO in February 2020 and commenced identifying potential acquisition candidates in several industries, including United States cannabis businesses being operated in compliance with State law. Theraplant was identified as a potential acquisition based on Greenrose’s preliminary review of its operations, management and ongoing study of the conditions prevailing in and potential future developments in the Connecticut medical market, as well as a possible adult recreational market if authorized in Connecticut.

The Company prioritized the selection of targets based on (i) profitability, (ii) growth potential, (iii) management philosophy, and (iv) match with comparable acquisitions. The Company established a protocol of parameters to compare cannabis operators. Negotiations with individual operators progressed based upon management profile, competition, valuation fluctuations, geography, and timing, amongst other factors. In the course of its review, Greenrose evaluated over 100 companies, including both “plant-touching” and “non-plant touching” businesses.

The Company established a series of evaluation metrics which it used to review each of potential acquisition target. These metrics included:

•        Its belief that the best approach was a balanced approach that would lead Greenrose to a deal or group of deals which gave it exposure to both developed recreational cannabis markets, such as Washington, Colorado and Oregon, that provided cash flow and stability, and emerging medical or newly recreational markets, like Connecticut, Arizona and Michigan, which provide more growth, but potentially had less stability and cash flow;

•        Its belief that the target companies should all generate good, positive cash flow from operations due to the difficult financing environment for U.S. cannabis companies;

•        Its belief that cultivation of high-quality flower is an important and defensible competitive advantage, and therefore target companies should have excellent cultivation capabilities and personnel;

•        Its belief that vertical integration is an important factor for success, and therefore target companies should either be vertically integrated or provide a platform for future vertical integration;

•        Its belief that each target company should have a qualified, seasoned and creative management team with demonstrated success and the ability to fit into and integrate into a larger company;

•        The necessity for the valuations paid for the target companies to compare favorably to their publicly traded peers.

Using these evaluation metrics, Greenrose arrived at a small group of companies that met the aforementioned criteria and were willing to consider a merger proposal.

On February 21, 2020 Brendan Sheehan of Greenrose visited Theraplant’s offices and operations in Connecticut, and he met with Theraplant Chief Executive Officer Dan Emmans and Chief Operating Officer Jennifer Stack.

In March 2020, Greenrose and Theraplant executed a nondisclosure agreement, and on March 20, 2020, Tom Pollard, an investment banker at Cannacord representing Theraplant, sent Brendan Sheehan of Greenrose a Confidential Information Memorandum on Theraplant. Greenrose was provided initial access to the Theraplant data room, which was frequently accessed by the Greenrose team as the data room was updated throughout the year.

In March 2020, Tom Pollard supplied Greenrose with a Confidential Information Memorandum. This document contained the following information:

•        Company description and history

•        Operating divisions, and assets;

•        Current and projected production capacity;

•        Historical financial statements;

•        Projected 2020 revenue and EBITDA;

•        Management team and organizational chart;

•        Product line overview; and

•        CT market and competitive landscape overview.

On April 14, 2020, Greenrose delivered a letter of intent to Theraplant, outlining a proposed transaction with consideration to be paid by Greenrose of $40 million in cash, $40 million in stock and up to $20 million in potential earnout payments to be payable in Greenrose stock, all, subject to further business, accounting and legal due diligence.

On April 21, 2020, Theraplant countered Greenrose’s offer with a proposal that acquisition consideration be payable $50 million in cash and $50 million in stock, all of which would be payable at closing.

On April 13, 2020, representatives of Greenrose and Mr. Pollard held a telephonic review of Theraplant’s updated unaudited financial information and operations. On May 1, 2020, Greenrose representatives and Theraplant Chief Executive Officer Dan Emmans discussed Theraplant operations. Greenrose representatives continued ongoing due diligence activities in May and June 2020. On June 19, 2020, Theraplant provided a revised letter of intent contemplating acquisition consideration of $45 million in cash and $55 million in Greenrose stock.

As detailed in the target background discussion, there were a few metrics utilized by the Company to establish target valuations, namely, private company purchase multiples as measured against revenue (1 to 2 times trailing twelve-month revenue and 4 to 8 times twelve-month EBITDA) which were derived from purchase prices and offer prices of other private companies that were purchased during 2019 and 2020. The mix of proceeds (cash, stock and debt) was driven by both the target’s shareholder needs and requirements as well as market terms in the industry. The parties negotiated a purchase price of $100 million, up from the initial offer price of $80 million, based on greater visibility into the positive positioning of Theraplant’s operations (effectiveness and efficiencies, as well as penetration of all Connecticut dispensaries and an increased consideration ask from Theraplant’s shareholders based on other possible offers).

In examining the working capital, the Company identified trends in the working capital, capital expenditures and cash flow. Based upon analysis and discussions, the company agreed to a targeted working capital, that would allow for the business to operate without any additional cash flow needs post-closing.

The parties on June 23, 2020 agreed in principle to the revised terms of the proposed letter of intent, subject to ongoing discussions of proposed terms of employment of Mr. Emmans after completion of the proposed acquisition.

On August 20, 2020, Greenrose updated its proposed terms of acquisition, offering consideration of $80 million, of which $40 million would be paid in cash upon closing with the balance to be paid in Greenrose stock pursuant to a proposed earn-out. Theraplant management rejected Greenrose’s revised offer, indicating a preference for more of the acquisition consideration to be in cash at closing.

After further discussion of Theraplant’s outlook and continued negotiation, Greenrose and Theraplant agreed in principle to an all-cash transaction with $100 million to be payable at closing, subject to customary terms and conditions, including satisfactory results of ongoing due diligence, an audit of the financial statements of Theraplant in accordance with PCAOB standards, and negotiation of definitive transaction documentation. Greenrose representatives continued due diligence review discussions with Theraplant Chief Executive Officer Dan Emmans, including updates on Theraplant’s current operations and growth plan.

The parties also regularly discussed the pending developments in Connecticut to legalize adult recreational use of cannabis.

During February and March 2021, representatives of Theraplant and Greenrose continued their due diligence investigations while definitive merger transaction documentation and the terms of a proposed post-merger employment between Theraplant Chief executive Dan Emmans and an affiliate of Greenrose were negotiated and documented. The parties also negotiated a right of first offer agreement relating to possible future efforts by NEBio to obtain a new license to cultivate cannabis in Connecticut pursuant to Connecticut’s ongoing efforts to authorize a limited number of new licenses consistent with principles of social equity. Pursuant to the option agreement, Greenrose is provided a Right of First Offer with respect to participating as a minority investor in the efforts of Northeast Bioindustries LLC to pursue a new license to cultivate cannabis in accordance with Connecticut’s ongoing legislative efforts to authorize the award of a limited number of new licenses in accordance with an updated State regulatory framework. Representatives of Greenrose and Theraplant management also negotiated a letter agreement pursuant to which Greenrose would provide partial reimbursement for certain tax liabilities that may arise for holders of Theraplant warrants issued in 2018.

Terms of the proposed definitive Merger Agreement, Dan Emmans Employment Agreement, Right of First Offer Agreement and letter agreement were considered and approved by the Greenrose Board of Directors at a meeting on March 12, 2021. The Merger Agreement between Greenrose and Theraplant was executed March 12, 2021.

The decision to raise capital via a PIPE was driven by a number of factors, including: (i) the ability to have additional capital beyond the escrow fund to provide support for any possible redemptions made during the transition from SPAC to an operating company; (ii) the possibility to raise additional capital to fund core business capital expenditure needs; and (iii) for supporting additional acquisitions to be made by the Company following the Business Combination. This decision was first formulated in December 2020 as the Targets Acquisitions were identified and the ability to negotiate and execute transaction documents agreements became more likely.

Overview of the Transactions Contemplated by the Asset Purchase Agreement

The TH Acquisition is structured as the purchase of all of True Harvest’s right, title and interest in, to and under all of the assets, properties, and rights of every kind and nature, whether real, personal, or mixed, tangible or intangible (including goodwill), wherever located (other than the Excluded Assets) that are used or held for use in connection with True Harvest’s operations of an indoor cannabis cultivation facility located at 4301 W Buckeye Rd., Phoenix, AZ 85043 and the supplying of cannabis to licensed marijuana dispensaries in Arizona (collectively, the “Purchased Assets”) by TH Buyer, a wholly-owned subsidiary of Greenrose.

Closing of the TH Acquisition

Subject to the terms and conditions of the Asset Purchase Agreement, the Closing of the transactions contemplated by thereby will take place remotely via the exchange of documents and signatures no later than three Business Days after the satisfaction or, to the extent permitted thereunder, waiver of all conditions set forth in Article VI of the Asset Purchase Agreement (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or, to the extent permitted, waiver of all such conditions), unless the Asset Purchase Agreement has been terminated pursuant to its terms or unless another time or date is agreed to in writing by the parties thereto.

Consideration

Initial Payment

The purchase price to be paid by the TH Buyer to True Harvest for the Purchased Assets at Closing shall be $50,000,000, payable as follows: (i) $21,750,000 in cash by wire transfer of immediately available funds; (ii) $25,000,000 evidenced by the TH Note secured by the Purchased Assets; and (iii) the assumption of a note payable in the principal amount of $3,250,000 with an interest rate of 12% per annum.

The split of initial consideration between cash of $35 million and debt securities of $25 million was motivated by the target’s desire to be able to move onto new ventures outside of cannabis. The earnout component of up to $35 million in additional debt securities allows them to participate in the continued growth of the business via a cash based security. The deal terms were reached in consideration of the Company’s previously discussed acquisition metrics and parameters and the parties’ agreement on an aggregate purchase price. True Harvest owners understood the market positioning of their product and the ongoing importance of producing high quality indoor cannabis, and the importance of their relationship with RMC AZ, LLC, which is founded and owned by the principals of Shango as manager of their cultivation. The Company viewed the ability to finance Arizona market growth with a loan to be an efficient use of leverage.

Earnout Payment; Post-Closing Operations of the Business; Acceleration of Earnout Payment

TH Buyer will pay contingent consideration to True Harvest (the “Earnout Payment”) of up to a maximum of $35,000,000 (the “Maximum Earnout Amount”) based on the Business attaining, within thirty-six (36) months after the Closing (the “36 Month Price Point”), a certain price point per pound of cannabis flower (“flower”) as compared to total flower production, irrespective of the final form in which such flower is sold. The Earnout Payment, if any, will be evidenced by a promissory note (the “Earnout Note”) bearing interest at an annual rate of 8% per annum, fully amortized, and with a maturity date of twenty-four (24) months after issuance.

As detailed in the target background discussion, there were a few metrics utilized by the Company to establish target valuations, namely, private and public company purchase multiples as measured against revenue (1 to 2 times trailing twelve-month revenue and 4 to 8 times twelve-month EBITDA, which were derived from purchase prices and offer prices of other private companies that were purchased during 2019 and 2020. The mix of proceeds (cash, stock and debt) was driven by both the target’s shareholder needs and requirements as well as market terms in the industry. The split of initial consideration between cash of $35 million and debt securities of $25 million was motivated by the target’s desire to be able to move onto new ventures outside of cannabis. The earnout component of up to $35 million in additional debt securities allows them to participate in the continued growth of the business via a cash based security, and ensures the earnings targets are met, for which informed Greenrose as to the purchase price.

The 36 Month Price Point will be equal to the average of the Weighted Average Annual Price Points for the three (3) years following the Closing Date. For purposes of the Asset Purchase Agreement, the “Weighted Average Annual Price Point” equals revenue of the Business for the three (3) year period following the Closing divided by total weight of flower product produced and sold by TH Buyer (as listed in Biotrack or equivalent tracking system)

during the three (3) year period following the Closing Date, provided, that in the event any flower product is lost or otherwise destroyed, then such lost or destroyed products shall not be included in the calculation of Weighted Average Annual Price Point.

The percentage of the Maximum Earnout Amount payable by TH Buyer to True Harvest as the Earnout Payment will be determined in accordance with the following table:

36 Month Price Point
Percentage of Earnout	Flower Production of <17,500 pounds/yr.	Flower Production of >17,500 pounds/yr.
0%	<$2,199	<$2,199
20%	$2,200 – $2,399	$2,200 – $2,199
50%	$2,400 – $2,699	$2,200 – $2,499
80%	$2,700 – $2,999	$2,500 – $2,799
100%	$3,000+	$2,800+

On or before the 15th day of the first calendar month after each quarter end, TH Buyer will report to True Harvest (i) the average price points for the preceding quarter calculated by taking the total revenue for the preceding quarter divided by total weight of flower product produced in the preceding quarter as listed in Biotrack or equivalent tracking system and (ii) the average price point since the Closing Date calculated by taking the total revenue since the Closing divided by the total weight of the flower product produced since the Closing Date. On or before the 15th day following the 3-year anniversary of the Closing Date, TH Buyer will deliver to True Harvest a statement of the 36 Month Price Point and associated Earnout Payment (“Earnout Payment Calculation”), which statement shall be accompanied by supporting documentation including information related to revenue recognition and production values for the period elapsed since the Closing Date.

True Harvest will have 30 days after TH Buyer’s delivery of the Earnout Payment Calculation to review the Earnout Payment Calculation (the “Earnout Review Period”). During the Earnout Review Period, True Harvest and its representatives will have the right to inspect TH Buyer’s books and records during normal business hours at TH Buyer’s offices, subject to the confidentiality obligations of the Asset Purchase Agreement, upon reasonable prior notice and solely for purposes reasonably related to verifying the accuracy of the Earnout Payment Calculation. Prior to the expiration of the Earnout Review Period, True Harvest may in good faith dispute the Earnout Payment Calculation (“Earnout Dispute”), by delivering a written notice of dispute to TH Buyer setting forth in detail the nature of the dispute (an “Earnout Dispute Notice”). True Harvest and TH Buyer will negotiate in good faith to resolve such dispute within 30 days after delivery of the Earnout Dispute Notice. If the parties cannot resolve such dispute within such 30-day period, then such dispute shall be handled pursuant to the dispute resolution provisions of the Asset Purchase Agreement. In the event that True Harvest fails to deliver the Earnout Dispute Notice within the Earnout Review Period, then the Earnout Payment Calculation shall be deemed final and conclusive. TH Buyer will pay to True Harvest on or before 10 days following the resolution of the Earnout Dispute the Earnout Payment determined in accordance with such dispute resolution (if any).

In the event that True Harvest does not deliver the Earnout Dispute Notice, TH Buyer shall pay to True Harvest on or before 10 days following the earlier of (i) the expiration of the Earnout Review Period or (ii) the date upon which True Harvest provides TH Buyer with written notices of its acceptance of the Earnout Payment Calculation, the Earnout Payment reflected on the Earnout Payment Calculation (if any) by wire transfer of immediately available funds.

Buyer agrees that following the Closing until the date that is 3 years following the Closing Date, TH Buyer will (i) operate the Business in a manner that is consistent with the manner in which True Harvest operated the Business in the 2 years prior to the Closing; (ii) continue to maintain separate books and records for the Business; (iii) not directly or indirectly, take any actions in bad faith to intentionally avoid or reduce any Earnout Payment; (iv) not materially change its accounting practices and policies, including with respect to deferral of revenue and acceptance of customer deposits; (v) not materially change the metrics or requirements for flower product weight from those used in the Biotrack system as of the Closing Date; (vi) not offer customer discounts in any given year in exchange for larger payments in post-earnout years; and (vii) not sell product in exchange for payment other than for cash consideration.

In the event that after the Closing Date (i) there occurs a sale or other disposition of all or substantially all of the assets of TH Buyer or the Business, or a merger, consolidation, recapitalization or other transaction in which any person or entity who is not an owner of an interest in TH Buyer as of the Closing Date becomes the beneficial owner, directly or indirectly, of fifty percent (50%) or more of the combined voting power of all interests in TH Buyer or (ii) TH Buyer materially breaches any of its covenants (each, a “Triggering Event”), an amount equal to the Maximum Earnout Amount will be immediately due and payable on and as of the date of the Triggering Event.

TH Buyer’s and Greenrose’s obligation to pay the Earnout Payment will be secured by the assets of the Business pursuant to a Security Agreement.

Representations and Warranties; Indemnification

The Asset Purchase Agreement contains customary representations and warranties of (a) True Harvest, (b) Greenrose and (c) TH Buyer relating to, among other things, their ability to enter into the Asset Purchase Agreement and, with respect to True Harvest, its ownership of the Purchased Assets.

All representations, warranties, covenants and agreements contained in the Asset Purchase Agreement and all related rights to indemnification shall survive the Closing for a period of eighteen (18) months provided, however, that claims based on the representations and warranties set forth in Section 3.01 (Organization and Authority of Seller; Enforceability), Section 3.02 (No Conflicts; Consents), Section 3.03 (Title to Purchased Assets), Section 4.01 (Organization and Authority of Buyer; Enforceability), Section 4.02 (No Conflicts; Consents) and Section 4.05 (Brokers) shall survive the Closing and shall continue for a period of six (6) years plus thirty (30) days.

True Harvest agreed to defend, indemnify and hold harmless Greenrose, and its affiliates (including TH Buyer) and their respective equity holders, directors, officers and employees from and against all claims, judgments, damages, liabilities, settlements, losses, costs and expenses, including reasonable attorneys’ fees and documented disbursements (“Losses”) arising from or relating to: (i) any inaccuracy in or breach of any of the representations or warranties of True Harvest contained in the Asset Purchase Agreement or any document to be delivered thereunder; (ii) any breach or non-fulfillment of any covenant, agreement or obligation to be performed by True Harvest pursuant to the Asset Purchase Agreement or any document to be delivered thereunder; or (iii) any Excluded Asset or Excluded Liability.

TH Buyer and Greenrose agreed to jointly and severally defend, indemnify and hold harmless True Harvest, its affiliates and their respective equity holders, directors, officers and employees from and against all Losses, arising from or relating to: (i) any inaccuracy in or breach of any of the representations or warranties of TH Buyer or Greenrose contained in the Asset Purchase Agreement or any document to be delivered thereunder; (ii) any breach or non-fulfillment of any covenant, agreement or obligation to be performed by TH Buyer or Greenrose pursuant to the Asset Purchase Agreement or any document to be delivered thereunder; or (iii) any Assumed Liability.

The amount of any and all indemnifiable Losses will be determined net of any amounts actually recovered by the Indemnified Party under insurance policies or other collateral sources (such as contractual indemnities of any Indemnified Party which are contained outside of the Asset Purchase Agreement) with respect to such Losses (net of any costs of recovery, insurance deductibles, chargebacks and to the extent reasonably quantifiable, increases in insurance premiums resulting from such insurance claim). Neither party will be liable for any Losses unless and until the aggregate amount of such Losses exceeds $100,000 (the “Deductible”); provided that if the aggregate amount of such Losses equals or exceeds the Deductible, the Indemnified Party will be entitled to recover those Losses beginning from the first dollar of such Losses; the Deductible will not apply to, and such party will be responsible for 100% of Losses attributable to any outstanding Taxes or litigation disclosed on the Disclosure Schedules. The aggregate amount of all Losses for which True Harvest will be liable will not exceed $7,500,000. The limitations will not apply to Losses based upon, arising out of, with respect or, or by reason of any inaccuracy in or breach of any Fundamental Representation made by True Harvest.

In the event that True Harvest becomes obligated to Greenrose pursuant to an indemnification claim made by Greenrose under the Asset Purchase Agreement, Greenrose will have the right to make offset against amounts due under the TH Note, provided, however, that True Harvest can avoid any such offset, at True Harvest’s election, by making payment to Greenrose in cash of the full amount owed to Greenrose within 5 days after receiving written notice from Greenrose that it intends to make such offset (the “Offset Notice”). Prior to Greenrose making an offset against amounts due from True Harvest under the TH Note, Greenrose must first deliver an Offset Notice to True

Harvest at least 15 days prior to the effective date of any offset, which notice shall state the effective date of such offset and provide a summary of the reasons why such offset is being made. During the 10 day period commencing on the date the Offset Notice is delivered to True Harvest (the “Objection Period”), True Harvest shall be given the reasonable opportunity by Greenrose if appropriate under the facts and circumstances, to make a reasonable attempt to cure the situation giving rise to the offset claim and to state, in a writing delivered to Greenrose prior to the end of the Objection Period, the reasons why True Harvest objects to such offset (the “Offset Objection Notice”). Greenrose, in its reasonable discretion, may also agree to have its representatives meet with True Harvest’s representatives, during the Objection Period, to further discuss True Harvest’s reasons set forth in the Offset Objection Notice. At the end of the Objection Period, Greenrose, in its sole discretion, may: (1) either accept or partially accept such reasons, and modify or reverse its decision to cause an offset to be made, or (2) reject such reasons and proceed with making the offset as of the effective date set forth in the Offset Notice but in any event will give True Harvest a response, provided, however, that in the event Greenrose makes an offset to which True Harvest has timely objected by delivery of an Offset Objection Notice to Greenrose within the Objection Period, any such offset may be disputed by True Harvest in an action commenced in accordance with the dispute resolution procedures set forth in the Asset Purchase Agreement.

Conduct of Business Pending Consummation of the True Harvest Business Combination

Prior to the Closing, except as otherwise provided in the Asset Purchase Agreement or consented to in writing by TH Buyer (which consent shall not be unreasonably withheld or delayed), True Harvest shall operate the Business in good faith in the ordinary course of business, using reasonable efforts to maintain and preserve intact the current Business and operations and to preserve the rights, goodwill and relationships of its employees, customers, lenders, vendors, and others having relationships with the Business.

Conditions to Closing

General Conditions

The obligations of each party to consummate the transactions contemplated by the Asset Purchase Agreement shall be subject to the fulfillment, at or prior to the Closing, of each of the following conditions:

•        The Asset Purchase Agreement has been approved by Greenrose’s stockholders.

•        No injunction or restraining order shall have been issued by any governmental authority, and be in effect, that restrains or prohibits any transaction contemplated hereby.

•        No governmental authority having jurisdiction over any party shall have enacted, issued, promulgated, enforced, or entered any laws or orders, whether temporary, preliminary, or permanent, that make illegal, enjoin, or otherwise prohibit consummation of the transactions contemplated by the Asset Purchase Agreement.

•        All consents, approvals and other authorizations of any governmental authority set forth in the Disclosure Schedules and required to consummate the transactions contemplated herein shall have been obtained, free of any condition that would reasonably be expected to have a material adverse effect on any party.

TH Buyer Conditions to Closing

The obligations of TH Buyer to consummate the transactions contemplated by the Asset Purchase Agreement is subject to the fulfillment or TH Buyer’s waiver, at or prior to the Closing, of each of the following conditions:

•        The representations and warranties of True Harvest are true and correct in all respects as of the Closing Date with the same effect as though made at and as of such date (except those representations and warranties that address matters only as of a specified date, which shall be true and correct in all respects as of that specified date), except where the failure of such representations and warranties to be true and correct would not have a material adverse effect.

•        True Harvest has duly performed and complied in all material respects with all agreements, covenants and conditions required by the Asset Purchase Agreement and each of the other deliverables to be performed or complied with by it prior to or on the Closing Date.

•        True Harvest shall have delivered to TH Buyer duly executed counterparts to the transaction documents required under the Asset Purchase Agreement.

•        TH Buyer shall have received a certificate, dated the Closing Date and signed by a duly authorized officer of True Harvest, that the conditions to closing have been satisfied.

•        TH Buyer shall have received a certificate of the Secretary or an Assistant Secretary (or equivalent officer) of True Harvest certifying that attached thereto are true and complete copies of all resolutions adopted by the manager of True Harvest authorizing the execution, delivery and performance of the Asset Purchase Agreement and the other transaction documents and the consummation of the transactions contemplated thereby, and that all such resolutions are in full force and effect and are all the resolutions adopted in connection with the transactions contemplated thereby.

•        Buyer shall have received a certificate pursuant to Treasury Regulations Section 1.1445-2(b) that True Harvest is not a foreign person within the meaning of Section 1445 of the Internal Revenue Code duly executed by True Harvest.

•        If after giving effect to the completion of the redemption of Greenrose’s common stock and any financings undertaken by Greenrose in connection with the Closing, Greenrose shall have net tangible assets of no less than $70,000,000.

•        Since the date of the Asset Purchase Agreement, True Harvest shall not have suffered a Material Adverse Effect.

True Harvest Conditions to Closing

The obligations of True Harvest to consummate the transactions contemplated by the Asset Purchase Agreement shall be subject to the fulfillment or True Harvest’s waiver, at or prior to the Closing, of each of the following conditions:

•        The representations and warranties of TH Buyer shall be true and correct in all respects as of the Closing Date with the same effect as though made at and as of such date (except those representations and warranties that address matters only as of a specified date, which shall be true and correct in all respects as of that specified date), except where the failure of such representations and warranties to be true and correct would not have a material adverse effect on TH Buyer’s ability to consummate the transactions contemplated by the Asset Purchase Agreement.

•        TH Buyer shall have duly performed and complied in all material respects with all agreements, covenants and conditions required by the Asset Purchase Agreement and each of the other transaction documents to be performed or complied with by it prior to or on the Closing Date.

•        TH Buyer shall have delivered to True Harvest duly executed counterparts to the transaction documents.

•        True Harvest shall have received a certificate, dated the Closing Date and signed by a duly authorized officer of TH Buyer, that the conditions to Closing have been satisfied.

•        True Harvest shall have received certificates of the Secretary or an Assistant Secretary (or equivalent officer) of each of Greenrose and TH Buyer certifying that attached thereto are true and complete copies of all resolutions adopted by the board of directors of Greenrose or TH Buyer as applicable authorizing the execution, delivery and performance of the Asset Purchase Agreement and the other transaction documents and the consummation of the transactions contemplated hereby and thereby, and that all such resolutions are in full force and effect and are all the resolutions adopted in connection with the transactions contemplated thereby.

Termination

The Asset Purchase Agreement may be terminated at any time prior to the Closing:

•        by the mutual written consent of True Harvest and TH Buyer;

•        by TH Buyer by written notice to True Harvest if:

•        TH Buyer is not then in material breach of any provision of the Asset Purchase Agreement and there has been a material breach, inaccuracy in or failure to perform any representation, warranty, covenant or agreement made by True Harvest that would give rise to the failure of any of the conditions specified in Article VI of the Asset Purchase Agreement and such breach, inaccuracy or failure cannot be cured by True Harvest by November 30, 2021 (the “Drop Dead Date”); or

•        any of the conditions set forth in Section 6.01 or Section 6.02 of the Asset Purchase Agreement shall not have been fulfilled by the Drop Dead Date, unless such failure shall be due to the failure of TH Buyer to perform or comply with any of the covenants, agreements or conditions of the Asset Purchase Agreement to be performed or complied with by it prior to the Closing;

•        by True Harvest by written notice to TH Buyer if:

•        True Harvest is not then in material breach of any provision of the Asset Purchase Agreement and there has been a material breach, inaccuracy in or failure to perform any representation, warranty, covenant or agreement made by TH Buyer pursuant to the Asset Purchase Agreement that would give rise to the failure of any of the conditions specified in Article VI of the Asset Purchase Agreement and such breach, inaccuracy or failure cannot be cured by TH Buyer by the Drop Dead Date; or

•        any of the conditions set forth in Section 6.01 or Section 6.03 of the Asset Purchase Agreement shall not have been fulfilled by the Drop Dead Date, unless such failure shall be due to the failure of True Harvest to perform or comply with any of the covenants, agreements or conditions of the Asset Purchase Agreement to be performed or complied with by it prior to the Closing; or

•        by TH Buyer or True Harvest in the event that:

•        there shall be any law or order that makes consummation of the transactions contemplated by the Asset Purchase Agreement illegal or otherwise prohibited;

•        any governmental authority shall have issued an injunction, restraining order or any other order restraining or enjoining the transactions contemplated by the Asset Purchase Agreement, and such order shall have become final and non-appealable.

In the event the Asset Purchase Agreement is terminated in accordance with Article VIII of the Asset Purchase Agreement, will become void and there will be no liability of any party thereto except: (i) as set forth in Article VIII, Section 5.06 and Article IX of the Asset Purchase Agreement; and (ii) nothing shall relieve any party from liability for any intentional breach of any provision of the Asset Purchase Agreement.

Amendment; Waiver and Extension of the Asset Purchase Agreement

The Asset Purchase Agreement may only be amended, modified or supplemented by an agreement in writing signed by each party to the Asset Purchase Agreement. No waiver by any party of any of the provisions of the Asset Purchase Agreement will be effective unless explicitly set forth in writing and signed by the party so waiving. No waiver by any party shall operate or be construed as a waiver in respect of any failure, breach or default not expressly identified by such written waiver, whether of a similar or different character, and whether occurring before or after that waiver. No failure to exercise, or delay in exercising, any right, remedy, power or privilege arising from the Asset Purchase Agreement shall operate or be construed as a waiver thereof; nor will any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

Governing Law; Dispute Resolution

The Asset Purchase Agreement will be governed by and construed in accordance with the internal laws of the State of Arizona without giving effect to any choice or conflict of law provision or rule (whether of the State of Arizona or any other jurisdiction). Any dispute, claim, or controversy arising out of or relating to the Asset Purchase Agreement, or the performance, breach, validity, interpretation, application, or termination thereof (“Dispute”) will be settled by mediation and consultations between the parties initiated upon the written notice (the “Mediation Notice”) of any party. In the event of failure of such mediation and consultations to settle such Dispute in a manner acceptable to all parties within 30 days following the Mediation Notice, then any such Dispute shall be finally resolved by arbitration initiated upon the written notice of any party. The arbitration will be conducted in accordance with this Agreement and the then current American Arbitration Association Commercial Arbitration Rules (the “AAA Rules”) applying the Expedited Procedures of such AAA Rules, and judgment on the award may be entered in any court having jurisdiction thereof.

Cannabis Provision

The parties recognize that cannabis manufacturing and distribution, and cannabis businesses, are illegal under federal law, but are permitted under Arizona law if in compliance with Arizona statutes and regulations. The parties agree not to raise any defense or make any argument against, the enforceability or performance of the Asset Purchase Agreement based on the illegality of cannabis under federal law, or the law of any other state.

Ancillary Agreements

This section describes certain provisions of certain additional agreements to be entered into pursuant to, or in connection with, the transactions contemplated by the Asset Purchase Agreement. The descriptions below are qualified by reference to the actual text of these agreements, copies of which are included as exhibits to this proxy statement. Stockholders are encouraged to read each of these agreements in their entirety.

TH Note

At the Closing, as part of the Initial Payment, TH Buyer will issue to True Harvest the TH Note in the principal amount of $25,000,000. The TH Note bears an interest rate of 8% per annum with a maturity date of 3 years from issuance. The TH Note is secured by the Purchased Asset pursuant to the Security Agreement. Commencing on the last date of the first calendar quarter following the Closing, and continuing on the corresponding day of each calendar quarter thereafter, TH Buyer shall make consecutive quarterly payments of all accrued, unpaid interest. On the Maturity Date, TH Buyer will make a final “balloon” payment of all unpaid principal, accrued unpaid interest, and any other amounts due under the TH Note. TH Buyer may prepay the loan, in whole or in part, at any time without penalty or premium. If TH Buyer prepays the loan in full, TH Buyer will simultaneously with such prepayment pay all accrued unpaid interest on the principal amount prepaid.

The occurrence of any one or more of the following shall constitute an “Event of Default” under the TH Note and the other loan documents:

•        Failure by TH Buyer or Greenrose to pay any monetary amount when due under any loan document.

•        Failure by TH Buyer or Greenrose to pay any monetary amount (i) within ten (10) days of when due and payable, if such amount is due with respect to an employee contract or other arrangement for the payment of employees of TH Buyer or Greenrose, (ii) within ten (10) days of when due and payable, if such amount is due with respect to a regular monthly, quarterly or annual payment of rent, and (iii) within thirty (30) days of when due and payable, with respect to utility payments.

•        Failure by TH Buyer or Greenrose to comply with any term or condition applicable to TH Buyer or Greenrose under any loan document and the expiration of thirty (30) days after written notice of such failure by True Harvest to TH Buyer.

•        Any representation or warranty by TH Buyer or Greenrose in any loan Document is materially false, incorrect, or misleading as of the date made.

•        Any final, non-appealable adverse decision, report or material penalty resulting from an inspection of TH Buyer’s operations or facility by any governmental authority.

•        TH Buyer or Greenrose (i) is unable or admits in writing its inability to pay its respective monetary obligations as they become due, (ii) makes a general assignment for the benefit of creditors, or (iii) applies for, consents to, or acquiesces in, the appointment of a trustee, receiver, or other custodian for itself or its property or any part thereof, or in the absence of such application, consent, or acquiescence, a trustee, receiver, or other custodian is appointed for it or its property or any part thereof, and such appointment is not discharged within sixty (60) days.

•        Commencement of any case under the Bankruptcy Code, Title 11 of the United States Code, or commencement of any other bankruptcy arrangement, reorganization, receivership, custodianship, or similar proceeding under any federal, state, or foreign law by or against Borrower or Greenrose and with respect to any such case or proceeding that is involuntary, such case or proceeding is not dismissed with prejudice within sixty (60) days of the filing thereof.

•        Commencement of any action or proceeding which seeks as one of its remedies the dissolution of TH Buyer or Greenrose.

•        One or more final, non-appealable judgments from a court or before any governmental commission, board or authority which result in adverse determination against TH Buyer in excess of $2,000,000 in the aggregate.

•        The failure to timely pay rent, utilities or employee wages.

•        All or any material part of the property of TH Buyer or Greenrose is attached, levied upon, or otherwise seized by legal process, and such attachment, levy, or seizure is not quashed, stayed, or released within thirty (30) days of the date thereof.

•        The occurrence of any default under any other loan document between TH Buyer, Greenrose and True Harvest, which continues beyond any applicable notice and cure period.

Upon the occurrence of an Event of Default, then at the option of True Harvest, the entire balance of principal together with all accrued interest thereon, and all other amounts payable by TH Buyer under the loan documents will, without demand or notice, immediately become due and payable. Upon the occurrence of an Event of Default (and so long as such Event of Default continues), all amounts due and payable by TH Buyer under the loan documents will bear interest at the rate of 18% per year (or the maximum rate permitted by law).

The TH Note is governed by the laws of the State of Arizona.

Security Agreement

At the Closing, TH Buyer, Greenrose and True Harvest will enter into the Security Agreement granting True Harvest a security interest in the Purchased Assets. Pursuant to the Security Agreement, TH Buyer will irrevocably authorize True Harvest at any time and from time to time to file in any filing office in any Uniform Commercial Code jurisdiction any initial financing statements and amendments thereto that (a) indicate the collateral described in the Security Agreement (the “Collateral”) (i) as all assets of TH Buyer or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the Uniform Commercial Code of the State or such jurisdiction, or (ii) as being of an equal or lesser scope or with greater detail, and (b) provide any other information required by True Harvest in connection with such filing. Each of TH Buyer and Greenrose agree to take any and all other actions True Harvest may determine to be necessary for the attachment, perfection and first priority of, and the ability of True Harvest to enforce, True Harvest’s security interest in any and all of the Collateral. Additionally, TH Buyer agrees and acknowledges that to the extent TH Buyer is deemed to have a right in any portion of the Collateral that contains perishable commodities, and that, in the Event of Default, if such Collateral is found to have perished True Harvest will be entitled to monetary damages and claims against TH Buyer with respect to such Collateral.

Each of Greenrose and TH Buyer further covenants with True Harvest: (a) except for the security interest granted under the Security Agreement, TH Buyer will be the owner of the Collateral free from any right or claim of any other person, lien, security interest or other encumbrance, and Greenrose and TH Buyer shall defend the same against all claims and demands of all persons at any time claiming the same or any interests therein adverse to True Harvest, (b) neither Greenrose nor TH Buyer will pledge, mortgage or create, or suffer to exist any right of any person in or claim by any person to the Collateral, or any security interest, lien or encumbrance in the Collateral in favor of any person, other than True Harvest, (c) Greenrose and TH Buyer will keep the Collateral in good order and repair (ordinary wear and tear excepted) and will not use the same in violation of law or any policy of insurance thereon, (d) Greenrose and TH Buyer will permit True Harvest, or its designee, to inspect the Collateral at any reasonable time, wherever located, (e) Greenrose and TH Buyer will pay promptly when due all taxes, assessments, governmental charges and levies upon the Collateral or incurred in connection with the use or operation of such Collateral or incurred in connection with this

Agreement, (f) Greenrose and TH Buyer will continue to operate Buyer’s business in compliance with all applicable provisions of the federal Fair Labor Standards Act, as amended, and with all applicable provisions of federal, state and local statutes and ordinances dealing with the control, shipment, storage or disposal of hazardous materials or substances, and (g) neither Greenrose nor TH Buyer will sell or otherwise dispose, or offer to sell or otherwise dispose, of the Collateral or any interest therein except for (i) sales of inventory in the ordinary course of business, and (ii) sales or other dispositions of obsolescent items of equipment consistent with past practices.

Prior to selling or otherwise disposing of the Collateral to any third-party person or entity, True Harvest will give Greenrose and TH Buyer at least sixty (60) days after the occurrence of an Event of Default to pay off all of its obligations, including any penalties and interest thereon. Additionally, in True Harvest’s discretion, if Buyer or Greenrose fails to do so, True Harvest may discharge taxes and other encumbrances at any time levied or placed on any of the Collateral, maintain any of the Collateral, make repairs thereto and pay any necessary filing fees or insurance premiums. Each of Greenrose and TH Buyer agrees to reimburse True Harvest on demand for reasonable expenditures so made. True Harvest will have no obligation to Greenrose or TH Buyer to make any such expenditures, nor shall the making thereof be construed as the waiver or cure of any Event of Default.

Pursuant to the Security Agreement, each of Greenrose and TH Buyer irrevocably constitutes and appoints True Harvest and any officer or agent thereof, with full power of substitution, as its true and lawful attorneys-in-fact with full irrevocable power and authority in the place and stead of TH Buyer or Greenrose or in True Harvest’s own name, for the purpose of carrying out the terms of the Security Agreement, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or useful to accomplish the purposes of the Security Agreement including the right to do the following:

•        upon the occurrence and during the continuance of an Event of Default, generally to sell, transfer, pledge, make any agreement with respect to or otherwise dispose of or deal with any of the Collateral in such manner as is consistent with the Uniform Commercial Code of the State of Arizona and as fully and completely as though True Harvest was the absolute owner thereof for all purposes, and to do, at TH Buyer’s expense, at any time, or from time to time, all acts and things which True Harvest deems necessary or useful to protect, preserve or realize upon the Collateral and True Harvest’s security interest therein, in order to effect the intent of the Security Agreement, all at least as fully and effectively as TH Buyer might do, including, without limitation, (i) the filing and prosecuting of registration and transfer applications with the appropriate federal, state, local or other agencies or authorities with respect to trademarks, copyrights and patentable inventions and processes, (ii) upon written notice to TH Buyer, the exercise of voting rights with respect to voting securities, which rights may be exercised, if True Harvest so elects, with a view to causing the liquidation of assets of the issuer of any such securities, and (iii) the execution, delivery and recording, in connection with any sale or other disposition of any Collateral, of the endorsements, assignments or other instruments of conveyance or transfer with respect to such Collateral;

•        to the extent that TH Buyer’s authorization is not sufficient, to file such financing statements with respect thereto, with or without TH Buyer’s signature, or a photocopy of the Security Agreement in substitution for a financing statement, as True Harvest may deem appropriate and to execute in TH Buyer’s name such financing statements and amendments thereto and continuation statements which may require TH Buyer’s signature; and

•        upon the occurrence and during the continuance of an Event of Default, generally to exercise any self-help remedies with respect to any of the Collateral, and to take any and all such actions as True Harvest deems necessary or useful to protect and preserve the Collateral and True Harvest’s security interest therein, including, but not limited to, having the right to immediately access TH Buyer’s premises in order to secure and preserve the Collateral.

Each of Greenrose and TH Buyer agree to the following reporting obligations:

•        Subject to True Harvest having entered into a confidentiality agreement, Greenrose and TH Buyer will provide True Harvest with such financial statements and reports as True Harvest may reasonably request from time to time that Greenrose prepares in its ordinary course of business and that relate to Buyer and/or the Collateral.

•        Promptly but in any event no later than 5 days after the end of each month, TH Buyer shall submit to True Harvest an email confirmation that all rent, utilities and employee wages have been paid for the preceding month.

•        No later than 5 days after discovery, TH Buyer will submit to True Harvest a written notice of all actions, suits or proceedings filed or threatened against or affecting TH Buyer in any court or before any governmental commission, board, or authority which, if adversely determined (i) may result in a judgment, adverse determination, or other detriment against TH Buyer in excess of $250,000.

•        Immediately after discovery, TH Buyer will submit to True Harvest a written notice of any loss of or material damage to any Collateral or of any substantial adverse change in any Collateral or the prospect of its payment.

•        Promptly but in any event no later than 5 days after receipt of notice of a material violation by any governmental authority.

•        Promptly but in any event no later than 48 hours after receipt of a failed inspection, deficiency report or other citation from the Arizona Department of Health and Safety or any other governmental authority.

The Security Agreement is governed by the laws of the State of Arizona.

Earnout Note

To the extent that any Earnout Amount is due pursuant to the terms of the Asset Purchase Agreement, such amount, not to exceed the Maximum Earnout Amount of $35,000,000, will be evidenced by the Earnout Note. The Earnout Note is substantially the same as the TH Note, except that it is fully amortized over the course of 24 months. The Earnout Note is secured by the Purchased Assets pursuant to the Security Agreement.

Background of the Asset Purchase Agreement with True Harvest

In connection with ongoing due diligence and preliminary transaction considerations with Shango, Greenrose representatives became aware of the True Harvest LLC business in Arizona. True Harvest has in place a Management Services Agreement with Shango. In March of 2020, representatives of Greenrose inquired of Gary Rexroad, CEO of Shango and Manager of True Harvest, whether True Harvest would consider a business combination transaction with Greenrose.

Greenrose and True Harvest executed a nondisclosure agreement on November 23, 2020. Greenrose commenced due diligence on True Harvest on March 12, 2020. During March, April, May, and June 2020, representatives of Greenrose studied the Arizona market, including several Arizona cannabis business operators, and reviewed detailed information on True Harvest, including the Management Services Agreement between True Harvest and Shango.

In early June 2020, Greenrose representatives reviewed a summary investment presentation and had discussions with Aaron Unger of Bayline Capital, financial advisor to Shango. Mr. Unger expressed his belief that the owners of True Harvest would be interested in a sale to Greenrose.

The June 2020 summary investment presentation included the following information:

•        Company overview;

•        Facility description;

•        Review of the Arizona medical marijuana market;

•        A short biography on senior management;

•        Potential facility expansion plans; and

•        Summary and detailed financial projections for 2020, 2021 and 2022.

In August 2020, the target updated its investment presentation to show improved performance in both revenue in EBITDA over the June 2020 projections, See the section entitled “Proposal No. 2 — The Qualified Business Combinations Proposal — Structure of the Business Combinations” for more information on the projections provided by True Harvest. Other than the updated projections, no other material information was provided that differed from that provided in June 2020. The improved project results were based on improving prices in the market which the target believed would continue. During the fourth quarter of 2020, the Company continued its due diligence of the target. During the course of this due diligence, the target’s management confirmed its August 2020 improved projections.

In the fourth week of June 2020, preliminary discussions among Dieter Gable, a significant investor in True Harvest LLC and Brandon Rexroad, Chief Executive Officer of Shango, and representatives of Greenrose were held to explore whether Greenrose and True Harvest could determine a mutually acceptable valuation for True Harvest in a business combination. No agreement on valuation was reached in those discussions.

Greenrose evaluation of potential Arizona acquisitions continued during the summer of 2020, and Greenrose continued to monitor the business of True Harvest. In August 2020, True Harvest provided Greenrose updated budgetary information including an indication of improving projected operational performance.

In September 2020, True Harvest made a transaction proposal to Greenrose: acquisition consideration acceptable to True Harvest to be paid in a potential business combination would be $21.75 million cash at closing, and $28.25 million in secured promissory notes payable to True Harvest sellers, an earnout of up to $25 million payable to sellers of True Harvest.

After a period of negotiations, in the third week of October 2020, Greenrose proposed to True Harvest acquisition consideration that included no license fee and a revised proposal an earnout of up to $35 million to be payable by Greenrose via promissory note to True Harvest, and the parties would share the cost of any first dispensary purchase in Arizona, with True Harvest to bear 25% of any such cost and Greenrose to pay the balance.

Greenrose continued its due diligence though the fourth quarter of 2020, including discussing with True Harvest representatives updated results of operations, as well as ongoing monitoring of market and regulatory developments in Arizona. The updated results of operations were consistent with the projections provided in the section entitled “Proposal No. 2 — The Qualified Business Combinations Proposal — Structure of the Business Combinations”.

True Harvest and Greenrose executed a letter of intent dated December 15, 2020, reflecting the parties’ updated understanding on a business combination structures of an asset purchase for aggregate consideration of $50 million, comprised of $21.75 million in cash, assumption by Greenrose of $3.25 million in liabilities and a secured promissory note in the amount of $25 million. In addition, an earnout of up to $35 million pursuant would be payable upon True Harvest’s attainment of a performance metric targeting increasing average price per pound of cannabis cultivated and sold.

The letter of intent provided that the acquisition remains subject to customary terms and conditions, including satisfactory completion of business, legal and regulatory due diligence, an independent audit of True Harvest’s financial statements, and negotiation of mutually acceptable definitive transaction documentation.

Representatives of True Harvest and Greenrose continued due diligence, reviewing updated performance metrics provided by True Harvest while proposed definitive transaction documentation was negotiated.

On March 12, 2021, the Board of Greenrose met to consider the Greenrose purchase of the assets of True Harvest and approved the execution of the Asset Purchase Agreement.

Certain U.S. Federal Income Tax Considerations

The following is a discussion of certain U.S. federal income tax considerations for U.S. holders (as defined below) of our Common Stock and Non-U.S. holders (as defined below) of our Common Stock that, in either case, elect to have their Common Stock redeemed for cash if the Business Combinations are completed. This discussion is limited to holders that hold our Common Stock as a “capital asset” for U.S. federal income tax purposes (generally property held for investment) and purchased our Common Stock in the IPO. This summary is based on the provisions of the Code, U.S. Treasury regulations, administrative rules and judicial decisions, all as in effect on the date hereof. These authorities may change or be subject to differing interpretations. Any such change or differing interpretation may be applied retroactively in a manner that could adversely affect holders to which this section applies. We have not sought and will not seek any rulings from the IRS with respect to the statements made and the conclusions reached in the following discussion, and there can be no assurance that the IRS or a court will agree with such statements and conclusions.

The following does not purport to be a complete analysis of all potential tax effects resulting from the completion of the Business Combinations that are associated with redemptions of our Common Stock or that apply to certain Non-U.S. holders who continue to hold shares of our Common Stock, and this discussion does not address all aspects of U.S. federal income taxation that may be relevant to particular holders in light of their personal circumstances. In addition, this summary does not address the Medicare tax on certain investment income, U.S. federal estate or gift tax laws, any state, local or non-U.S. tax laws or any tax treaties. This summary also does not address tax considerations applicable to investors that may be subject to special treatment under the U.S. federal income tax laws, such as:

•        banks, insurance companies or other financial institutions;

•        tax-exempt or governmental organizations;

•        qualified foreign pension funds (or any entities all of the interests of which are held by a qualified foreign pension fund);

•        dealers in securities or foreign currencies;

•        persons whose functional currency is not the U.S. dollar;

•        “controlled foreign corporations,” “passive foreign investment companies” and corporations that accumulate earnings to avoid U.S. federal income tax;

•        traders in securities that use the mark-to-market method of accounting for U.S. federal income tax purposes;

•        persons subject to the alternative minimum tax;

•        partnerships or other pass-through entities for U.S. federal income tax purposes or holders of interests therein;

•        persons deemed to sell our Common Stock under the constructive sale provisions of the Code;

•        persons that acquired our Common Stock through the exercise of employee stock options or otherwise as compensation or through a tax-qualified retirement plan;

•        real estate investment trusts;

•        regulated investment companies;

•        certain former citizens or long-term residents of the United States; and

•        persons that hold our Common Stock as part of a straddle, appreciated financial position, synthetic security, hedge, conversion transaction or other integrated investment or risk reduction transaction.

If a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds our Common Stock, the tax treatment of a partner in the partnership generally will depend upon the status of the partner, upon the activities of the partnership and upon certain determinations made at the partner level. Accordingly, we urge partners in partnerships (including entities or arrangements treated as partnerships for U.S. federal income tax purposes) holding our Common Stock to consult their tax advisors regarding the U.S. federal income tax consequences to them relating to the matters discussed below.

THIS DISCUSSION IS FOR INFORMATIONAL PURPOSES ONLY AND IS NOT TAX ADVICE. INVESTORS SHOULD CONSULT THEIR TAX ADVISORS WITH RESPECT TO THE APPLICATION OF THE U.S. FEDERAL INCOME TAX LAWS TO THEIR PARTICULAR SITUATIONS, AS WELL AS ANY TAX CONSEQUENCES ARISING UNDER THE U.S. FEDERAL ESTATE OR GIFT TAX LAWS OR UNDER THE LAWS OF ANY STATE, LOCAL OR NON-U.S. TAXING JURISDICTION OR UNDER ANY APPLICABLE INCOME TAX TREATY.

Material U.S. Federal Income Tax Considerations

This section is addressed to “U.S. holders” of our Common Stock. For purposes of this discussion, a “U.S. holder” is a beneficial owner of shares of our Common Stock that is, for U.S. federal income tax purposes:

•        an individual who is a citizen or resident of the United States;

•        a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•        an estate the income of which is subject to U.S. federal income tax regardless of its source; or

•        a trust (a) the administration of which is subject to the primary supervision of a U.S. court and which has one or more United States persons (within the meaning of the Code) who have the authority to control all substantial decisions of the trust or (b) which has made a valid election under applicable U.S. Treasury regulations to be treated as a United States person.

Redemption of Common Stock

In the event that a U.S. holder’s Common Stock is redeemed pursuant to the redemption provisions described in the section entitled “Special Meeting of Greenrose Stockholders — Redemption Rights,” the treatment of the transaction for U.S. federal income tax purposes will depend on whether the redemption qualifies as a sale of the Common Stock under Section 302 of the Code. If the redemption qualifies as a sale or other exchange of Common Stock, the U.S. holder will be treated as described under “— U.S. Federal Income Tax Considerations for U.S. Holders — Redemption of Common Stock — Gain or Loss on Redemption Treated as a Sale of Common Stock” below. If the redemption does not qualify as a sale of Common Stock, the U.S. holder will be treated as receiving a corporate distribution with the tax consequences described below under “U.S. Federal Income Tax Considerations for U.S. Holders — Redemption of Common Stock — Taxation of Redemption Treated as a Distribution.”

Whether a redemption qualifies for sale treatment will depend largely on the total number of shares of our stock treated as held by the U.S. holder (including any stock constructively owned by the U.S. holder as a result of owning warrants) relative to all of our shares of stock outstanding both before and after the redemption. The redemption of a U.S. holder’s Common Stock generally will be treated as a sale of such Common Stock (rather than as a corporate distribution) if the redemption (a) is “substantially disproportionate” with respect to the U.S. holder, (b) results in a “complete termination” of the U.S. holder’s interest in us or (c) is “not essentially equivalent to a dividend” with respect to the U.S. holder. These tests are explained more fully below.

In determining whether any of the foregoing tests are satisfied, a U.S. holder takes into account not only stock owned directly by the U.S. holder, but also shares of our stock that are treated as constructively owned by the U.S. holder. In addition to stock actually owned by a U.S. holder, such U.S. holder may also be treated as constructively owning stock owned by certain related individuals and entities in which the U.S. holder has an interest or that have an interest in such U.S. holder, as well as any stock that the U.S. holder has a right to acquire by exercise of an option, which would generally include Common Stock which could be acquired pursuant to the exercise of the warrants. In order to meet the substantially disproportionate test, the percentage of our outstanding voting stock actually and constructively owned by the U.S. holder immediately following the redemption of Common Stock must, among other requirements, be less than 80% of the percentage of our outstanding voting stock actually and constructively owned by the U.S. holder immediately before the redemption. There will be a complete termination of a U.S. holder’s interest if either (a) all of the shares of our Common Stock actually and constructively owned by the U.S. holder are redeemed or (b) all of the shares of our Common Stock actually owned by the U.S. holder are redeemed and the U.S. holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of stock owned by certain family members and the U.S. holder does not constructively own any other stock. Finally, the redemption of a U.S. holder’s Common Stock will not be essentially equivalent to a dividend if such redemption results in a “meaningful reduction” of the U.S. holder’s proportionate interest in us. Whether the redemption will result in a meaningful reduction in a U.S. holder’s proportionate interest in us will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.” A U.S. holder should consult with its own tax advisors as to the tax consequences of electing to have Common Stock redeemed for cash.

If none of the foregoing tests are satisfied, then the redemption will be treated as a corporate distribution, and the tax effects will be as described under “Taxation of Redemption Treated as a Distribution” below. After the application of those rules, any remaining tax basis of the U.S. holder in the redeemed Common Stock will be added to the U.S. holder’s adjusted tax basis in its remaining stock, or, if it has none, to the U.S. holder’s adjusted tax basis in its warrants or possibly in other stock constructively owned by it.

Gain or Loss on Redemption Treated as a Sale of Common Stock.    If the redemption qualifies as a sale of Common Stock, a U.S. holder generally will recognize capital gain or loss in an amount equal to the difference between (a) the amount of cash received in such redemption and (b) the U.S. holder’s adjusted tax basis in its Common Stock redeemed. A U.S. holder’s adjusted tax basis in its Common Stock generally will equal the U.S. holder’s acquisition cost less any prior distributions paid to such U.S. holder that were treated as a return of capital for U.S. federal income tax purposes. Any capital gain or loss recognized with respect to a redemption generally will be long-term capital gain or loss if the U.S. holder held the Common Stock redeemed for more than one year. Long-term capital gains recognized by non-corporate U.S. holders will be eligible to be taxed at reduced rates. The deductibility of capital losses is subject to limitations.

Taxation of Redemption Treated as a Distribution.    If the redemption does not qualify as a sale of Common Stock, the U.S. holder will generally be treated as receiving a distribution of cash from Greenrose. Such distribution generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Distributions in excess of our current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. holder’s adjusted tax basis in our Common Stock. Any remaining excess will be treated as gain realized on the sale or other disposition of the Common Stock and will be treated as described under “— U.S. Federal Income Tax Considerations for U.S. Holders — Redemption of Common Stock — Gain or Loss on Redemption Treated as a Sale of Common Stock” above.

Dividends we pay to a U.S. holder that is a corporation for U.S. federal income tax purposes generally will qualify for the dividends received deduction if the requisite holding period is satisfied. With certain exceptions (including, but not limited to, dividends treated as investment income for purposes of investment interest deduction limitations), and provided certain holding period requirements are met, dividends we pay to a non-corporate U.S. holder generally will constitute “qualified dividends” that will be subject to tax at the maximum tax rate accorded to long-term capital gains. It is unclear whether the redemption rights with respect to the Common Stock described in this proxy statement may prevent a U.S. holder from satisfying the applicable holding period requirements with respect to the dividends received deduction or the preferential tax rate on qualified dividend income, as the case may be.

The rules governing the tax treatment of redemptions are complex and the determination of whether a redemption will be treated as a sale of the Common Stock or as a distribution with respect to such stock is made on a holder-by-holder basis. U.S. holders of our Common Stock considering the exercise of their redemption rights are encouraged to consult their own tax advisors as to whether the redemption of their Common Stock will be treated as a sale or as a distribution under the Code.

Information Reporting and Backup Withholding

Any dividends paid to a Non-U.S. holder (including constructive dividends received pursuant to a redemption of our Common Stock) must be reported annually to the IRS and to the Non-U.S. holder. Copies of these information returns may be made available to the tax authorities in the country in which the Non-U.S. holder resides or is established. Any dividends paid to a Non-U.S. holder (including constructive dividends received pursuant to a redemption of our Common Stock) generally will not be subject to backup withholding if the Non-U.S. holder establishes an exemption by properly certifying its non-U.S. status on an IRS Form W-8BEN or IRS Form W-8BEN-E (or other applicable or successor form).

Payments of the proceeds of the sale or other disposition by a Non-U.S. holder of our Common Stock effected by or through a U.S. office of a broker generally will be subject to information reporting and backup withholding (at the applicable rate) unless the Non-U.S. holder establishes an exemption by properly certifying its non-U.S. status on an IRS Form W-8BEN or IRS Form W-8BEN-E (or other applicable or successor form) and certain other conditions are met. Information reporting and backup withholding generally will not apply to any payment of the proceeds from a sale or other disposition of our Common Stock effected outside the United States by a non-U.S. office of a broker. However, unless such broker has documentary evidence in its records that the Non-U.S. holder is not a

United States person and certain other conditions are met, or the Non-U.S. holder otherwise establishes an exemption, information reporting will apply to a payment of the proceeds of the disposition of our Common Stock effected outside the United States by such a broker if it has certain relationships within the United States.

Backup withholding is not an additional tax. Rather, the U.S. federal income tax liability (if any) of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained, provided that the required information is timely furnished to the IRS.

HOLDERS OF OUR COMMON STOCK CONTEMPLATING EXERCISE OF THEIR REDEMPTION RIGHTS ARE ENCOURAGED TO CONSULT THEIR TAX ADVISORS TO DETERMINE THE SPECIFIC TAX CONSEQUENCES TO THEM OF SUCH A REDEMPTION, INCLUDING THE EFFECT OF ANY U.S. FEDERAL, STATE, LOCAL, NON-U.S. OR OTHER TAX LAWS.

Vote Required for Approval

Adoption and approval of this proposal (and consequently the Business Combination Agreements and the transactions contemplated thereby, including the Business Combinations) requires the affirmative vote of a majority of the vote cast by Greenrose stockholders present in person (which means presence at the virtual meeting) or represented by proxy at the Special Meeting and entitled to vote thereon. Abstentions and broker non-votes have no effect on the outcome of the proposal.

Recommendation of the Board

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE BUSINESS COMBINATIONS PROPOSAL.

PROPOSAL NO. 3 — THE CHARTER PROPOSALS

PROPOSAL NO. 3A — THE SHARE INCREASE PROPOSAL

PROPOSAL NO. 3B. — THE UNSUITABLE PERSON REDEMPTION PROPOSAL

PROPOSAL NO. 3C — TRANSITION TO OPERATING COMPANY CHARTER AMENDMENT

PROPOSAL NO. 3D. — NAME CHANGE PROPOSAL

Overview

In connection with the Business Combinations, Greenrose is asking its stockholders to approve the adoption of the Proposed Charter, in the form attached hereto as Annex A. If the Business Combinations and the Charter Amendment Proposal are approved, the Proposed Charter would replace the Current Charter.

In applying for State, and in certain cases, municipal, authorization to transfer licenses of Target Businesses to Greenrose, local regulatory clearances entail applications to assess the suitability of Company officers and significant stockholders. Significant stockholder thresholds vary by regulatory framework but are generally set at 5% or 10% of the shares outstanding of applicant for the license transfer. Officer suitability applications are also submitted for each natural person serving the applicant in a senior officer or policymaking role. Unsuitable persons are generally those that have criminal convictions or prior regulatory histories inconsistent with relevant regulators’ standards for suitability. Greenrose coordinates and oversees the regulatory approval process with regulatory counsel for Greenrose and for each of the Target Businesses to ensure compliance with applicable law and relevant application procedures. Greenrose will establish compliance periodic monitoring procedures to confirm with all persons and entities their ongoing compliance with applicability standards, to be confirmed quarterly. The Charter Proposal amendment would, if duly approved by Greenrose stockholders, enable Greenrose to respond to any future determination of unsuitability to repurchase the stock of any such unsuitable person to preclude the risk of licensure suspension or revocation.

Comparison of Current Charter to Proposed Charter

The following sets forth a summary of the key changes effected by the Proposed Charter relative to the Current Charter. This summary is qualified in its entirety by reference to the full text of the Proposed Charter, a copy of which is included as Annex A. All stockholders are encouraged to read the proposed Greenrose Acquisition Corp. amended and restated certificate of incorporation in its entirety for a more complete description of its terms.

•        increase the total number of shares of Common Stock, par value $0.0001 per share, that Greenrose is authorized to issue from 70,000,000 to 150,000,000 (the “Share Increase Proposal”);

•        include a provision to allow for the redemption of Greenrose Common Stock from shareholders who are deemed unsuitable and would make Greenrose ineligible to obtain a cannabis license (the “Unsuitable Person Redemption Proposal”);

•        change the stockholder vote required to amend certain provisions contained in the Proposed Charter relating to Greenrose’s transition to an operating Company upon completion of the Qualified Business Combination (the “Transition to Operating Company Charter Amendment Proposal”) and

•        change the name of “Greenrose Acquisition Corp.” to “The Greenrose Holding Company Inc.” (the “Corporate Name Change Proposal”).

Each of the amendments above is referred to as a “Charter Amendment” and collectively, the “Charter Amendments.”

Overview

•        The following sets forth a summary of the key changes effected by the Proposed Charter relative to the Current Charter. This summary is qualified in its entirety by reference to the full text of the Proposed Charter, a copy of which is included as Annex A. All stockholders are encouraged to read the proposed Greenrose Acquisition Corp. amended and restated certificate of incorporation in its entirety for a more complete description of its terms.

•        Assuming the Business Combinations Proposal is approved, our stockholders are also being asked to approve certain amendments to our current amended and restated certificate of incorporation, which are, in the judgment of our Board, necessary to adequately address the needs of the Post-Combinations Company.

•        The additional amendments effect the following:

•        increase the total number of shares of Common Stock, par value $0.0001 per share, that Greenrose is authorized to issue from 70,000,000 to 150,000,000;

•        include a provision to allow for the redemption of Greenrose Common Stock from shareholders who are deemed unsuitable and would make Greenrose ineligible to obtain a cannabis license;

•        change the stockholder vote required to amend certain provisions contained in the Proposed Charter relating to Greenrose’s transition to an operating Company upon completion of the Qualified Business Combination; and

•        change the name “Greenrose Acquisition Corp.” to “The Greenrose Holding Company Inc.”.

Reasons for the Amendments

•        These additional amendments to the amended and restated certificate of incorporation of the Post-Combinations Company and the reasons for each of them are:

Proposal 3A:

Amending Article IV to change the number of authorized shares is necessary to provide for the greater number of authorized shares of capital stock that is desirable to have sufficient shares to complete the Business Combinations, PIPE Financing, and to have additional authorized shares for financing its business, for acquiring other businesses, for forming strategic partnerships and alliances and for stock dividends and stock splits. Specifically, it is intended to (i) accommodate the issuance of shares of Greenrose Common Stock as part of the consideration in the Business Combinations and (ii) provide flexibility for future issuances of shares of Greenrose Common Stock if determined by Greenrose Board to be in the best interests of Greenrose after the consummation of the Business Combinations without incurring the risk, delay and potential expense incident to obtaining stockholder approval for a particular issuance.

Proposal 3B:

Inserting Article ELEVENTH to allow for the redemption of Greenrose Common Stock from shareholders who are deemed unsuitable and would make Greenrose ineligible to obtain or retain a cannabis license (the “Unsuitable Person Redemption Proposal”). This amendment is advisable to prevent any potential challenge to maintaining State licenses in the event an officer or director if Greenrose is deemed unsuitable under applicable law.

Proposal 3C:

Amending Article FIFTH to change the stockholder vote required to amend certain provisions of the post-Business Combinations’ Proposed Charter. This is advisable because upon consummation of Business Combinations in accordance with our Amended and Restated Certificate of Incorporation, Greenrose will become an operating company to which such the supermajority voting provision of Article FIFTH would no longer apply.

•        Deleting Article FIFTH to eliminate provisions specific to our status as a blank check company. This deletion is desirable because these provisions will serve no purpose following the consummation of the Business Combinations. For example, these proposed amendments remove the requirement to dissolve the

Company and allow it to continue as a corporate entity with perpetual existence following consummation of the Business Combinations. Perpetual existence is the usual period of existence for corporations, and the Board believes it is the most appropriate period for the Post-Combinations Company following the Business Combinations. In addition, certain provisions in Article FIFTH of our Charter require that proceeds from the Company’s IPO be held in the Trust Account until a business combination or liquidation of the Company has occurred. These provisions would become inapplicable upon consummation of Business Combinations in compliance with our existing Amended and Restated Certificate of Incorporation.

Proposal 3D:

Amending Article I to change the Post-Combinations Company’s name to “The Greenrose Holding Company Inc.” Currently, the Company’s name is Greenrose Acquisition Corp. The Board believes the name of the Post-Combinations Company should more closely align with the name of the existing operating business and therefore has proposed the name change.

Comparison of Current Amended and Restated Certificate of Incorporation to Proposed Second Amended and Restated Certificate of Incorporation

The following table sets forth a summary of the changes proposed to be made between our current amended and restated certificate of incorporation and our proposed Second Amended and Restated Certificate of Incorporation. This summary is qualified by reference to the complete text of the proposed Second Amended and Restated Certificate of Incorporation, a copy of which is attached to this proxy statement as Annex E. Capitalized terms used in the summary set forth in the table below have the meaning set forth in the current amended and restated certificate of incorporation and the proposed Second Amended and Restated Certificate of Incorporation, as applicable.

	Current Amended and Restated Certificate of Incorporation	Proposed Second Amended and Restated Certificate of Incorporation
ARTICLE I	The current amended and restated certificate of incorporation provides as follows:	Article I shall be revised and restated in its entirety as follows:
	ARTICLE I NAME	ARTICLE I NAME
	The name of the corporation is Greenrose Acquisition Corp. (the “Corporation”).	The name of the corporation is The Greenrose Holding Corp., Inc. (the “Corporation”)
ARTICLE II	The current amended and restated certificate of incorporation provides as follows:	Article II shall be revised and restated in its entirety as follows:
ARTICLE III

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the DGCL. In addition to the powers and privileges conferred upon the Corporation by law and those incidental thereto, the Corporation shall possess and may exercise all the powers and privileges that are necessary or convenient to the conduct, promotion or attainment of the business or purposes of the Corporation, including, but not limited to, a Business Combination (as defined below).

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the DGCL.

	Current Amended and Restated Certificate of Incorporation	Proposed Second Amended and Restated Certificate of Incorporation
ARTICLE IV	The current amended and restated certificate of incorporation provides as follows:	Article IV shall be revised and restated in its entirety as follows:

The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is 71,000,000 of which 70,000,000 shares shall be Common Stock of the par value of $0.0001 per share and 1,000,000 shares shall be Preferred Stock of the par value of $0.0001 per share.

A. Preferred Stock. The Board of Directors is expressly granted authority to issue shares of the Preferred Stock, in one or more series, and to fix for each such series such voting powers, full or limited, and such designations, preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issue of such series (a “Preferred Stock Designation”) and as may be permitted by the DGCL. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all of the then outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, without a separate vote of the holders of the Preferred Stock, or any series thereof, unless a vote of any such holders is required pursuant to any Preferred Stock Designation. B. Common Stock. Except as otherwise required by law or as otherwise provided in any Preferred Stock Designation, the holders of the Common Stock shall exclusively possess all voting power and each share of Common Stock shall have one vote.

The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is 151,000,000 of which 150,000,000 shares shall be Common Stock of the par value of $0.0001 per share and 1,000,000 shares shall be Preferred Stock of the par value of $0.0001 per share.

	The current amended and restated certificate of incorporation provides as follows:	Article V shall be deleted in its entirety
ARTICLE V

The introduction and the following provisions (A) through (J) of this Article Fifth shall apply during the period commencing upon the filing of this Certificate of Incorporation and terminating upon the consummation of any “Business Combination” and no amendment to this Article Fifth shall be effective during the “Target Business Acquisition Period” unless approved by the affirmative vote of the holders of at least sixty-five percent (65%) of the then outstanding shares of Common Stock. Notwithstanding the foregoing, if the Corporation seeks to amend

Current Amended and Restated Certificate of Incorporation	Proposed Second Amended and Restated Certificate of Incorporation

any of the foregoing provisions other than in connection with a Business Combination, the Corporation will provide holders of IPO Shares (defined below) with the opportunity to convert their IPO Shares in connection with any such vote as described below. The “Target Business Acquisition Period” shall mean the period from the effectiveness of the registration statement on Form S-1 (“Registration Statement”) filed with the Securities and Exchange Commission (“Commission”) in connection with the Corporation’s initial public offering (“IPO”) up to and including the first to occur of (a) a Business Combination or (b) the Termination Date (defined below).

A “Business Combination” shall mean any merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination involving the Corporation and one or more businesses or entities (“Target Business” or “Target Businesses”). The Target Business or Target Businesses acquired in the Business Combination must together have a fair market value of at least 80% of the assets held in the Trust Account (defined below), excluding taxes payable on the income earned on the Trust Account, at the time of the signing of the definitive agreement governing the terms of the initial Business Combination. If the Corporation acquires less than 100% of the equity interests or assets of a Target Business, the portion of such Target Business that the Corporation acquires is what will be valued for purposes of the 80% fair market value test.

The “fair market value” for purposes of this Article Fifth will be determined by the Board of Directors of the Corporation based upon one or more standards generally accepted by the financial community (such as actual and potential sales, earnings, cash flow and/or book value). If the Board of Directors is unable to independently determine the fair market value of the Target Business, the Corporation will obtain an opinion from an independent investment banking firm, or another independent entity that commonly renders valuation opinions, with respect to the satisfaction of such criteria.

Current Amended and Restated Certificate of Incorporation	Proposed Second Amended and Restated Certificate of Incorporation

A. Prior to the consummation of any Business Combination, the Corporation shall either (i) submit such Business Combination to its stockholders for approval (“Proxy Solicitation”) pursuant to the proxy rules promulgated under the Securities Exchange Act of 1934, as amended (“Exchange Act”) or (ii) provide all holders of its Common Stock with the opportunity to sell their shares to the Corporation, effective upon consummation of such Business Combination, for cash through a tender offer (“Tender Offer”) pursuant to the tender offer rules promulgated under the Exchange Act.

B. If the Corporation engages in a Proxy Solicitation in connection with any proposed Business Combination, the Corporation will consummate such Business Combination only if a majority of the then outstanding shares of Common Stock present and entitled to vote at the meeting to approve the Business Combination are voted for the approval of such Business Combination.

C. In the event that a Business Combination is approved in accordance with the above paragraph (B) and is consummated by the Corporation, any holder of shares of Common Stock sold in the IPO (the “IPO Shares”) may demand that the Corporation convert his IPO Shares into cash. If so demanded, the Corporation shall, promptly after consummation of the Business Combination, convert such shares into cash at a per share price equal to the quotient determined by dividing (i) the amount then held in the Trust Account including any interest earned on the funds held in the Trust Account net of interest that may be used by the Company to pay its franchise and income taxes payable, calculated as of two Business Days prior to the consummation of the Business Combination, by (ii) the total number of IPO Shares then outstanding (such price being referred to as the “Conversion Price”). “Trust Account” shall mean the trust account established by the Corporation at the consummation of its IPO and into which a certain amount of the net proceeds of the IPO and simultaneous private placement is deposited, all as described in the Registration Statement. The Corporation may require any holder of IPO Shares who demands that the Corporation convert such IPO Shares into cash to either tender such holder’s certificates to the Corporation’s transfer agent at any time prior to

Current Amended and Restated Certificate of Incorporation	Proposed Second Amended and Restated Certificate of Incorporation

the vote taken at the stockholder meeting relating to such Business Combination or to deliver their shares to the transfer agent electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System at any time prior to the vote taken at the stockholder meeting relating to such Business Combination, with the exact timing of the delivery of the IPO Shares to be set forth in the proxy materials relating to such Business Combination.

D. If the Corporation engages in a Tender Offer, the Corporation shall file tender offer documents with the Commission which will contain substantially the same financial and other information about the Business Combination as is required under the proxy rules promulgated under the Exchange Act and that would have been included in any proxy statement filed with the Commission in connection with a Proxy Solicitation, even if such information is not required under the tender offer rules promulgated under the Exchange Act. The per-share price at which the Corporation will repurchase the IPO Shares in any such Tender Offer shall be equal to the Conversion Price. The Corporation shall not purchase any shares of Common Stock other than IPO Shares in any such Tender Offer.

E. The Corporation will not consummate any Business Combination unless it has net tangible assets of at least $5,000,001 upon consummation of such Business Combination.

F. In the event that the Corporation has not consummated an initial Business Combination within 18 months from the closing of the IPO, the Board may extend the period of time to consummate an initial Business Combination by up to an additional 3 months (the “Extension”), for a total of 21 months to consummate an initial Business Combination (the latest such date being referred to as the “Termination Date”); provided that (i) the Corporation’s sponsor (or its affiliates or designees) has deposited into the Trust Account $495,000 (or $569,250 if the underwriters’ over-allotment option is exercised in full) for each one month period and (ii) the procedures relating to the Extension, as set forth in the Trust Agreement, have been complied with. In the event that the Corporation has not consummated an initial Business Combination by the Termination Date, the Corporation shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably

Current Amended and Restated Certificate of Incorporation	Proposed Second Amended and Restated Certificate of Incorporation

possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the IPO Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (which shall be net of taxes payable), by (B) the total number of then outstanding IPO Shares, which redemption will completely extinguish rights of the holders of IPO Shares (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

G. A holder of IPO Shares shall be entitled to receive distributions from the Trust Fund only in the event (i) he demands conversion of his shares in accordance with paragraph C above in connection with any Proxy Solicitation, (ii) he sells his shares to the Corporation in accordance with paragraph D above in connection with any Tender Offer, (iii) that the Corporation has not consummated a Business Combination by the Termination Date or (iv) the Corporation seeks to amend the provisions of this Article Fifth prior to the consummation of a Business Combination. In no other circumstances shall a holder of IPO Shares have any right or interest of any kind in or to the Trust Fund.

H. Unless and until the Corporation has consummated its initial Business Combination as permitted under this Article Fifth, the Corporation may not consummate any other business combination transaction, whether by merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination, transaction or otherwise. The Corporation shall not consummate a Business Combination with an entity that is affiliated with any of the Corporation’s officers, directors or sponsors unless the Corporation has obtained an opinion from an independent investment banking firm or another independent entity that commonly renders valuation opinions that such a Business Combination is fair to the Company from a financial point of view and a majority of the Corporation’s disinterested independent directors approve such Business Combination.

Current Amended and Restated Certificate of Incorporation	Proposed Second Amended and Restated Certificate of Incorporation

I. After consummation of the IPO and prior to a Business Combination, the Board of Directors may not authorize the issuance (i) any shares of Common Stock or any securities convertible into Common Stock; or (ii) any securities which participate in or are otherwise entitled in any manner to any of the proceeds in the Trust Account or which vote as a class with the Common Stock on any matter.

J. The Board of Directors shall be divided into three classes: Class A, Class B and Class C. The number of directors in each class shall be fixed exclusively by the Board of Directors and shall be as nearly equal as possible. The directors in Class A shall be elected for a term expiring at the first Annual Meeting of Stockholders, the directors in Class B shall be elected for a term expiring at the second Annual Meeting of Stockholders and the directors in Class C shall be elected for a term expiring at the third Annual Meeting of Stockholders. Commencing at the first Annual Meeting of Stockholders, and at each annual meeting thereafter, directors elected to succeed those directors whose terms expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election. Except as the DGCL may otherwise require, in the interim between annual meetings of stockholders or special meetings of stockholders called for the election of directors and/or the removal of one or more directors and the filling of any vacancy in that connection, newly created directorships and any vacancies in the Board of Directors, including unfilled vacancies resulting from the removal of directors for cause, may be filled only by the vote of a majority of the remaining directors then in office, although less than a quorum (as defined in the Corporation’s Bylaws), or by the sole remaining director. All directors shall hold office until the expiration of their respective terms of office and until their successors shall have been elected and qualified. A director elected to fill a vacancy resulting from the death, resignation or removal of a director shall serve for the remainder of the full term of the director whose death, resignation or removal shall have created such vacancy and until his successor shall have been elected and qualified.

	Current Amended and Restated Certificate of Incorporation	Proposed Second Amended and Restated Certificate of Incorporation
ARTICLE XI		Article XI provides a new provision to be included in the Certificate of Incorporation provides as follows:
ARTICLE IX CORPORATE OPPORTUNITY

The Securities Owned or Controlled by an Unsuitable Person or an Affiliate of an Unsuitable Person shall be redeemable by the Company or the applicable Affiliated Company, out of funds legally available therefor, as directed by a Cannabis Licensing Authority and, if not so directed, as and to the extent deemed necessary or advisable by the Board of Directors, in which event the Company shall deliver a Redemption Notice to the Unsuitable Person or its Affiliate and shall redeem or purchase or cause one or more Affiliated Companies to purchase the Securities on the Redemption Date and for the Redemption Price set forth in the Redemption Notice. From and after the Redemption Date, such Securities shall no longer be deemed to be outstanding, such Unsuitable Person or Affiliate of such Unsuitable Person shall cease to be a stockholder, member, partner or owner, as applicable, of the Company and/or Affiliated Company with respect to such Securities, and all rights of such Unsuitable Person or Affiliate of such Unsuitable Person in such Securities, other than the right to receive the Redemption Price, shall cease. In accordance with the requirements of the Redemption Notice, such Unsuitable Person or its Affiliate shall surrender the certificate(s), if any, representing the Securities to be so redeemed.

Each of the amendments above is referred to as a “Charter Amendment” and collectively, the “Charter Amendments.”

Pursuant to the terms of the Merger Agreements, upon the Closing of the Business Combinations, Greenrose Acquisition Corp.’s bylaws will be amended and restated promptly to:

•        reflect necessary changes and to be consistent with the proposed Charter Amendments described herein; and

•        make certain other changes that the board of directors of Greenrose Acquisition Corp. deems appropriate for a public operating company.

Reasons for the Charter Amendments

In the judgment of the Greenrose Board, the Proposed Charter is necessary to address the needs of the Post-Combinations Company. Each of these amendments were negotiated as part of the Business Combinations. In particular:

•        The name change amendment is necessary because the Board believes the name of the Post-Combinations Company should more closely align with the name of the Post-Combinations Company’s operating business and therefore has proposed to change our corporate name from “Greenrose Acquisition Corp.” to “The Greenrose Holding Company Inc.”;

•        The amendment to provide that the purpose of the Post-Combinations Company is “to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of the State of Delaware” is appropriate to remove language applicable to a blank check company. This is because the provisions that relate to the operation of Greenrose as a blank check company prior to the consummation of its initial business combination will not be applicable to Greenrose (such as the obligation to dissolve and liquidate if a business combination is not consummated in a certain period of time).

•        The amendment to provide for the greater number of authorized shares of capital stock is desirable for Greenrose to have sufficient shares to complete the Business Combinations and have additional authorized shares for financing its business, for acquiring other businesses, for forming strategic partnerships and alliances and for stock dividends and stock splits. Specifically, it is intended to (i) accommodate the issuance of shares of Greenrose Common Stock as part of the consideration in the Business Combinations and (ii) provide flexibility for future issuances of shares of Greenrose Common Stock if determined by the Greenrose Board to be in the best interests of Greenrose after the consummation of the Business Combinations without incurring the risk, delay and potential expense incident to obtaining stockholder approval for a particular issuance.

•        The amendment regarding Unsuitable Persons is necessary because to obtain or retain licenses in compliance with certain state regulatory frameworks, the ability to remove Unsuitable Persons is required. The Board unanimously recommends an amendment to our Amended and Restated Certificate of Incorporation, as amended, to provide:

“The Securities Owned or Controlled by an Unsuitable Person or an Affiliate of an Unsuitable Person shall be redeemable by the Company or the applicable Affiliated Company, out of funds legally available therefor, as directed by a Cannabis Licensing Authority and, if not so directed, as and to the extent deemed necessary or advisable by the Board of Directors, in which event the Company shall deliver a Redemption Notice to the Unsuitable Person or its Affiliate and shall redeem or purchase or cause one or more Affiliated Companies to purchase the Securities on the Redemption Date and for the Redemption Price set forth in the Redemption Notice. From and after the Redemption Date, such Securities shall no longer be deemed to be outstanding, such Unsuitable Person or Affiliate of such Unsuitable Person shall cease to be a stockholder, member, partner or owner, as applicable, of the Company and/or Affiliated Company with respect to such Securities, and all rights of such Unsuitable Person or Affiliate of such Unsuitable Person in such Securities, other than the right to receive the Redemption Price, shall cease. In accordance with the requirements of the Redemption Notice, such Unsuitable Person or its Affiliate shall surrender the certificate(s), if any, representing the Securities to be so redeemed.”

Pursuant to the terms of the Business Combination Agreements, upon the closing of the Business Combinations, Greenrose Acquisition Corp.’s bylaws will be amended and restated promptly to:

•        reflect necessary changes and to be consistent with the proposed Charter Amendments described herein; and

•        make certain other changes that the board of directors of Greenrose Acquisition Corp. deems appropriate for a public operating company.

Vote Required For Approval

Except for the Name Change Proposal, approval of the Charter Amendment Proposal requires the affirmative vote of the holders of a majority of the outstanding shares of Company Common Stock present and entitled to vote at the Special Meeting. The Name Change Proposal vote is advisory under Delaware law, and the Name Change Proposal will be approved at the Special Meeting. Abstentions and broker non-votes have the same effect as a vote against the proposal.

Recommendation of the Board of Directors

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR EACH OF THE CHARTER AMENDMENTS IN EACH OF THE CHARTER AMENDMENT PROPOSALS.

The existence of financial and personal interests of one or more of Greenrose’s directors or officers may result in a conflict of interest on the part of such director(s) or officer(s) between what they may believe is in the best interests of Greenrose and its stockholders and what they may believe is best for himself or themselves in determining to recommend that stockholders vote for the proposals. See the section titled “The Business Combinations Proposal  — Interests of Greenrose’s Directors and Officers in the Business Combinations” for a further discussion.

PROPOSAL NO. 4 — THE ACCOUNTANT PROPOSAL

Overview

Our Board of Directors is committed to the quality, integrity and transparency of the Company’s financial reports. Independent auditors play an important part in our system of financial control. The Board is asking stockholders in this proposal to ratify the selection of Macias Gini & O’Connell, LLP (“MGO”) as our independent registered public accounting firm for the fiscal year ending December 31, 2021. The proposed new accounting firm performed audits of three of the companies proposed for approval in the Business Combinations Proposal. The Company believes the proposed new accountant is well positioned based on such experience to serve as the Company’s independent auditor after consummation of the Business Combinations. On October 1, 2021, the Audit Committee approved the dismissal of Marcum LLP (“Marcum”), which had served as our independent registered public accounting firm since 2019, and approved the appointment of MGO. This change in auditors was not the result of disagreements with Marcum with respect to accounting principles, financial statement disclosures, or auditing scope or procedures.

As noted above, our Audit Committee approved the dismissal of Marcum as the Company’s independent registered public accounting firm and approved the engagement of MGO as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021 and to prepare a report on such audit. The Company expects MGO will complete its standard client acceptance procedures and execute an engagement letter in October, thereby formally accepting the engagement to be the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.

The reports of Marcum LLP on the Company’s consolidated financial statements as of and for the Company’s period ended December 31, 2020 contained an explanatory paragraph relating to our ability to continue as a going concern. Other than this report modification, the reports of Marcum LLP on our financial statements as of and for period ended December 31, 2020 and December 31, 2019 did not contain any adverse opinion or disclaimer of opinion, and were not modified as to other uncertainty, audit scope, or accounting principles.

During the Company’s fiscal years ended December 31, 2020 and December 31, 2019 and the subsequent interim period through June 30, 2021, (i) there were no disagreements with Marcum on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, any of which, if not resolved to the satisfaction of Marcum, would have caused Marcum to make reference thereto in connection with its reports; and (ii) there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

A representative of MGO is not expected to be present at the Special Meeting but will be available by telephone and will have an opportunity to make a statement if he or she desires to do so and respond to appropriate questions. During the fiscal years ended December 31, 2020 and 2019 and through the date of the Audit Committee’s decision, the Company did not consult MGO regarding either the application of accounting principles to a specified transaction, either completed or proposed; the type of audit opinion that might be rendered on the registrant’s financial statements; or any matter that was either the subject of a disagreement or a reportable event, a defined in Item 304(a)(1)(iv) or (a)(1)(v) of Regulation S-K.

Fees Billed to Company by Independent Registered Public Accounting Firm

The following is a summary of fees paid or to be paid to Marcum LLP, or Marcum, for services rendered.

Audit Fees.    Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by Marcum in connection with regulatory filings. The aggregate fees billed by Marcum for professional services rendered for the audit of our annual financial statements, review of the financial information included in our Forms 10-Q for the respective periods and other required filings with the SEC for the year ended December 31, 2020 and for the period from August 26, 2019 (inception) through December 31, 2019 totaled $53,045 and $36,807, respectively. The above amounts include interim procedures and audit fees, as well as attendance at audit committee meetings.

Audit-Related Fees.    Audit-related services consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. We did not pay Marcum for consultations concerning financial accounting and reporting standards for the year ended December 31, 2020 and for the period from August 26, 2019 (inception) through December 31, 2019.

Tax Fees.    We did not pay Marcum for tax planning and tax advice for the year ended December 31, 2020 and for the period from August 26, 2019 (inception) through December 31, 2019.

All Other Fees.    We did not pay Marcum for other services for the year ended December 31, 2020 and for the period from August 26, 2019 (inception) through December 31, 2019.

The Board of Directors has reviewed the services provided by Marcum during the fiscal year ended December 31, 2020, and the amounts billed for such services. After consideration, the Board of Directors has determined that the receipt of these fees by Marcum is compatible with the provision of independent audit services. The Audit Committee has discussed these services and fees with Marcum management to determine that they are appropriate under the rules and regulations concerning auditor independence promulgated by the SEC to implement the Sarbanes-Oxley Act of 2002, as well as under guidelines of the PCAOB and American Institute of Certified Public Accountants.

Pre-Approval Policies and Procedures

The Audit Committee is responsible for appointing, setting compensation for and overseeing the work of our independent registered public accounting firm. The Audit Committee has established a policy for pre-approving the services provided by our independent registered public accounting firm in accordance with the auditor-independence rules of the SEC. This policy requires the review and pre-approval by the Audit Committee (or the full Board of Directors) of all audit and permissible non-audit services provided by our independent registered public accounting firm and an annual review of the financial plan for audit fees. During Fiscal 2019 and 2020, 100% of the audit-related and tax services provided by our independent registered public accounting firm were pre-approved by our Audit Committee in conformity with its pre-approval policy.

To ensure that auditor independence is maintained, the Audit Committee annually pre-approves the audit services to be provided by our independent registered public accounting firm and the related estimated fees for such services, as well as the nature and extent of specific types of audit related, tax and other non-audit services to be provided by our independent registered public accounting firm.

Vote Required for Approval

The affirmative vote of a majority of the shares of common stock present or represented by proxy and entitled to vote at the meeting will be required to ratify the selection of MGO. Abstentions will be counted toward the tabulation of votes cast on this proposal and will have the same effect as negative votes.

Recommendation of the Board of Directors

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF MGO AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY OTHERWISE.

The existence of financial and personal interests of one or more of Greenrose’s directors or officers may result in a conflict of interest on the part of such director(s) or officer(s) between what they may believe is in the best interests of Greenrose and its stockholders and what they may believe is best for himself or themselves in determining to recommend that stockholders vote for the proposals. See the section titled “The Business Combinations Proposal  — Interests of Greenrose’s Directors and Officers in the Business Combinations” for a further discussion.

PROPOSAL NO. 5 — THE DIRECTOR ELECTION PROPOSAL

Overview

Assuming the Business Combinations Proposal, and the Charter Approval Proposal are approved at the Special Meeting, stockholders are being asked to elect two directors to our Board, effective upon the closing of the Business Combinations, as follows. Our Board is divided into three classes with only one class of directors being elected in each year and each class serving a three-year term; provided, however, that the term of office of the first class of directors, consisting of Steven Cummings and John Falcon, will expire at our first annual meeting of stockholders. The term of office of the second class of directors, consisting of Thomas Megale and John Torrance III, will expire at the second annual meeting. The term of office of the third class of directors, consisting of William F. Harley III, Daniel Harley and Brendan Sheehan, will expire at the third annual meeting, or in each case until their respective successors are duly elected and qualified, or until their earlier resignation, removal or death.

Our Board is comprised of three Classes of Directors. Steven Cummings and John (Jack) Falcon serve as Class A directors; Thomas Megale and John Torrance serve as Class B directors; and Messrs. William F. Harley III, Daniel Harley and Brendan Sheehan serve as Class C directors. The following sets forth information regarding each nominee, which includes information furnished by them as to their principal occupations for the last five years, certain other directorships held by them, and their ages as of the date of this Proxy Statement:

Steven Cummings has served as a member of our Board of Directors since October 2019. Since 2017 Mr. Cummings has served as the Vice President of Business Development Munitions and Government of Day & Zimmermann, a privately held company in the fields of construction, engineering, staffing and ammunition manufacture, operating out of 150 locations worldwide. From 2016 through 2017, Mr. Cummings was the President of Chemring Group US, and a member of its United States board of directors, and Chemring Sensors and Electronic Systems. In this capacity, Mr. Cummings had profit and loss responsibility for Chemring’s wide range of critical and lifesaving chemical, biological, and improvised explosive device (IED) detection systems. Beginning in 2015, Mr. Cummings was the Chemring Group Vice President of Global Business Development and prior to that, Vice President of Business Development for North America responsible for customer relations and growing the business. Prior to entering private industry, Mr. Cummings had a distinguished 28-year career in the US Army retiring at the rank of Colonel. Mr. Cummings served in a number of significant Army leadership positions including Project Manager Close Combat Systems at PEO Ammunition, where he was responsible for procurement and management of more than 200 ammunition items and counter-IED equipment. He also personally led the training teams that were fielding that equipment in Afghanistan in 2011. Mr. Cummings holds multiple educational degrees, including a BS from the US Military Academy at West Point, a Master of Business Administration from Clemson University and a Master’s Degree in Strategic Studies from the US Army War College. Mr. Cummings’ military awards include the Defense Superior Service Medal, two awards of the Legion of Merit, the Bronze Star for service in Afghanistan, the Army Staff Identification Badge and Airborne wings.

We believe Mr. Cummings is well-qualified to serve as a member of the board due to his business experience serving in prominent leadership roles in both the private and public sectors as well as his business contacts.

John Falcon has served as our Chairman since October 2019. He has over 40 years of experience working with manufacturing and automotive industries and has helped turn around numerous underperforming companies. From 2014 to 2017 Mr. Falcon served as the President & Chief Executive Officer of U.S. Manufacturing Corporation, a provider of critical axle components with approximately $400M of revenue and 1,500 employees. During his time at U.S. Manufacturing, Mr. Falcon oversaw the reorganization of the company and prepared it for a sale. From 2011 through 2017, Mr. Falcon has also served as the Chairman, President and Chief Executive Officer of JAC Products Inc., a global leader of roof racking systems with approximately $400M of revenue and 1,250 employees. At JAC Products Mr. Falcon took the company’s business from a deficit to achieving record margins and assisted in the sale of the company in 2016. From 2009 through 2010, he served as the Chairman, President, Chief Operating Officer and Co-Founder of Bannon Automotive, one of the world’s premiere sellers of electric cars. Mr. Falcon was instrumental in all aspects of technical and operational activities, including the sale of the company to a large Indian multinational corporation. Mr. Falcon has served on the board of directors of several public and private companies, including Huntingdon International Holdings and Shiloh Industries, both of which are traded on Nasdaq and currently serves on the board of directors of Beacon and Bridges, a private company and is a member of the operations group of Center Rock Capital Partners, LP, a private equity firm. Mr. Falcon earned his BA from Muskingum College, where he majored in Communications and minored in Economics.

We believe Mr. Falcon is well-qualified to serve as a member of our board of directors due to his business experience as well as business contacts and relationships.

Following consummation of the Business Combinations, the election of directors of Greenrose will be governed by its governing documents and the laws of the State of Delaware.

Vote Required for Approval

If a quorum is present, directors are elected by a plurality of the votes cast, in person (via the virtual meeting platform) or by proxy. This means that the board of director nominees who receive the most affirmative votes will be elected. Votes marked “FOR” a nominee will be counted in favor of that nominee. Proxies will have full discretion to cast votes for other persons in the event any nominee is unable to serve. Failure to vote by proxy or to vote in person at the Special Meeting, abstentions and broker non-votes will have no effect on the vote.

Recommendation of the Board of Directors

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR
STOCKHOLDERS VOTE “FOR” THE ELECTION OF EACH OF THE TWO CLASS A DIRECTOR
NOMINEES TO THE BOARD OF DIRECTORS IN THE DIRECTOR ELECTION PROPOSAL.

The existence of financial and personal interests of one or more of Greenrose’s directors or officers may result in a conflict of interest on the part of such director(s) or officer(s) between what they may believe is in the best interests of Greenrose and its stockholders and what they may believe is best for himself or themselves in determining to recommend that stockholders vote for the proposals. See the section titled “The Business Combinations Proposal  — Interests of Greenrose’s Directors and Officers in the Business Combinations” for a further discussion.

PROPOSAL NO. 6 — INCENTIVE PLAN PROPOSAL

Overview

In connection with the Qualified Business Combinations, our Board recommends that the stockholders approve the Greenrose 2021 Incentive Plan. The following is a summary of certain terms and conditions of the Greenrose 2021 Incentive Plan. This summary is qualified in its entirety by reference to the Greenrose 2021 Incentive Plan, which is attached as Annex G to this proxy statement. You are encouraged to read the entirety of the Greenrose 2021 Incentive Plan.

Summary of the Incentive Plan

The purpose of the Greenrose 2021 Incentive Plan is to provide a means whereby the Post-Combinations Company can align the long-term financial interests of its employees, directors, consultants and advisors with the financial interests of its stockholders. In addition, the Board believes that the ability to grant restricted stock units, stock options and other equity-based awards will help the Post-Combinations Company to attract, retain, and motivate employees, consultants and directors and encourages them to devote their best efforts to the Post-Combinations Company’s business and financial success.

Approval of the Greenrose 2021 Incentive Plan by the Company’s stockholders is required, among other things, to allow the grant of incentive stock options to participants in the Greenrose 2021 Incentive Plan.

If this Incentive Plan Proposal is approved by the Company’s stockholders, the Greenrose 2021 Incentive Plan will become effective as of the date of the Closing of the Business Combinations (the “Greenrose Incentive Plan”), under which there are no outstanding grants. In the event that the Company’s stockholders do not approve this proposal, the Greenrose 2021 Incentive Plan will not become effective. Approval of the Greenrose 2021 Incentive Plan by the Company’s stockholders will allow the Post-Combinations Company to grant restricted stock unit awards, stock options and other awards at levels determined appropriate by its Board or compensation committee following the Closing of the Business Combinations. The Greenrose 2021 Incentive Plan will also allow the Post-Combinations Company to utilize a broad array of equity and cash incentives in order to secure and retain the services of its employees, directors, consultants and advisors, and to provide long-term incentives that align the financial interests of its employees, consultants and directors with the financial interests of its stockholders following the Closing of the Business Combinations.

The Post-Combinations Company’s employee equity compensation program, as implemented under the Greenrose 2021 Incentive Plan, will allow the Post-Combinations Company to remain competitive with comparable companies in its industry by giving it the resources to attract and retain talented individuals to achieve its business objectives and build stockholder value. Approval of the Greenrose 2021 Incentive Plan will provide the Post-Combinations Company with the flexibility it needs to use equity compensation and other incentive awards to attract, retain and motivate talented employees, directors, consultants and advisors who are important to the Post-Combinations Company’s long-term growth and success.

Best Practices Integrated into the Post-Combinations Company’s Equity Compensation Program and the Incentive Plan

The Greenrose 2021 Incentive Plan includes provisions that are designed to protect the interests of the stockholders of the Post-Combinations Company following its effectiveness and to reflect corporate governance best practices including:

•        Awards granted under the Greenrose 2021 Incentive Plan will be subject to recoupment in accordance with any “clawback” policy that the Post-Combinations Company is as may otherwise be required by law, or that is otherwise adopted, to the extent applicable and permissible under applicable law.

•        No discounted stock options or stock appreciation rights. All stock options and stock appreciation rights granted under the Greenrose 2021 Incentive Plan must have an exercise or strike price equal to or greater than the fair market value of a share of Common Stock on the date the stock option or stock appreciation right is granted.

•        Material amendments require stockholder approval. The Greenrose 2021 Incentive Plan requires stockholder approval of any material revisions to the Greenrose 2021 Incentive Plan, or as otherwise required by applicable law.

•        Limit on non-employee director awards and other awards. Except in extraordinary circumstances, the maximum number of shares subject to stock awards granted under the Greenrose 2021 Incentive Plan or otherwise during any calendar year to any of Post-Combinations Company’s non-employee directors may not exceed $1 million in total value, or $2 million for the calendar year in which a non-employee director is first appointed or elected to the Board (calculating the value of any such stock awards based on the grant date fair value of such stock awards for financial reporting purposes).

•        Limit potential excise taxes, and loss of deductibility to Greenrose, under the Code with respect to amounts paid upon a change in control of Greenrose.

Information Regarding the Post-Combinations Company’s Incentive Program

It is critical to the Post-Combinations Company’s long-term success that the interests of its employees, directors, consultants and advisors are tied to its success as “owners” of the business. Approval of the Greenrose 2021 Incentive Plan will allow the Post-Combinations Company to grant restricted stock units, stock options and other equity awards at levels it determines to be appropriate in order to attract new employees, directors, consultants and advisors, retain existing employees, directors, consultants and advisors and to provide incentives for such persons to exert maximum efforts for the Post-Combinations Company’s success and ultimately increase stockholder value. The Greenrose 2021 Incentive Plan will allow the Post-Combinations Company to utilize a broad array of equity incentives with flexibility in designing equity incentives, including stock options, stock appreciate rights (SARs), restricted stock, unrestricted stock, stock units, restricted stock units, performance awards, cash awards, and other awards that are convertible into or otherwise based on the Post-Combinations Company’s stock, to offer competitive equity compensation packages in order to retain and motivate the talent necessary for the Post-Combinations Company.

If the Company’s request to approve the Greenrose 2021 Incentive Plan is approved by the Company’s stockholders, the Post-Combinations Company will not exceed 15% of its fully-diluted capitalization following the Closing of the Qualified Business Combinations and any redemption of shares of Common Stock available for grant under the Greenrose 2021 Incentive Plan as of the effective time of the Closing of the Business Combinations. This pool size is necessary to provide sufficient reserved shares for a level of grants that will attract, retain, and motivate employees and other participants. Furthermore, the number of shares available for grant pursuant to the Greenrose 2021 Incentive Plan will be subject to annual increases effective as of the first day of the Post-Combinations Company’s fiscal year beginning in 2022 and the first day of each subsequent fiscal year through and including the first day of the Post-Combinations Company’s fiscal year commencing in 2022 in an amount equal to the lesser of (i) 5% of the number of shares of the Common Stock outstanding as of the Post-Combinations Company’s immediately preceding fiscal year or (ii) such lesser amount, if any, as the Board may determine.

Description of the Greenrose 2021 Incentive Plan

The material features of the Greenrose 2021 Incentive Plan are described below. The following description of the Greenrose 2021 Incentive Plan is a summary only and is qualified in its entirety by reference to the complete text of the Greenrose 2021 Incentive Plan. Stockholders are urged to read the actual text of the Greenrose 2021 Incentive Plan in its entirety.

Purpose

The Greenrose 2021 Incentive Plan is designed to secure and retain the services of the Post-Combinations Company’s employees, directors, consultants and advisors, provide incentives for them to exert maximum efforts for the success of the Post-Combinations Company and its affiliates, and provide a means by which they may be given an opportunity to benefit from increases in the value of the Common Stock. If the Greenrose 2021 Incentive Plan is approved by the Company’s stockholders, no additional awards will be granted under the existing Greenrose Incentive Plan following the effective date of the Greenrose 2021 Incentive Plan.

Types of Awards

The terms of the Greenrose 2021 Incentive Plan provide for the grant of restricted stock unit awards, incentive stock options (within the meaning of Section 422 of the Code), nonstatutory stock options, SARs, restricted stock awards, other stock awards and performance awards that may be settled in cash, stock, or other property.

Shares Available for Awards

Subject to adjustment for specified changes in the Post-Combinations Company’s capitalization, the aggregate number of shares of Common Stock that may be issued under the Greenrose 2021 Incentive Plan, or the Share Reserve, will not exceed (1) (A) greater than 15% of the fully-diluted capitalization of the Post-Combinations Company following the Closing of the Business Combinations and any redemption of shares of Common Stock, plus (2) annual increases effective as of the first day of the Post-Combinations Company’s fiscal year beginning in 2022 and the first day of each subsequent fiscal year through and including the first day of the Post-Combinations Company’s fiscal year commencing in 2029 in an amount equal to the lesser of (i) 5% of the number of shares of the Common Stock outstanding as of the Post-Combinations Company’s immediately preceding fiscal year or (ii) such lesser amount, if any, as the Board may determine. To the extent consistent with the requirements of Section 422 of the Code and regulations thereunder, and with other applicable legal requirements (including applicable stock exchange requirements), Common Stock issued under awards that convert, replace or adjust awards of an acquired company will not reduce the number of shares of Common Stock available for awards under the Plan.

Shares issued under the Greenrose 2021 Incentive Plan may be authorized but unissued shares or treasury shares. No fractional shares of Common Stock will be delivered under the Greenrose 2021 Incentive Plan.

The following shares of Common Stock will become available again for issuance under the Greenrose 2021 Incentive Plan: (i) any shares subject to a stock award that are not issued because such stock award expires or otherwise terminates without all of the shares covered by such stock award having been issued; (ii) any shares subject to a stock award that are not issued because such stock award is settled in cash; (iii) any shares issued pursuant to a stock award that are forfeited back to or repurchased by the Post-Combinations Company because of the failure to meet a condition required for the vesting of such shares; (iv) any shares reacquired by the Post-Combinations Company or withheld in satisfaction of tax withholding obligations on a stock award; and (v) any shares reacquired by the Post-Combinations Company or withheld as consideration for the exercise or purchase price of a stock award.

Non-Employee Director Compensation Limit

Under the Greenrose 2021 Incentive Plan, the maximum number of shares of Common Stock subject to stock awards granted under the Greenrose 2021 Incentive Plan or otherwise during any one calendar year to any non-employee director will not exceed $1 million in total value, or $2 million for the calendar year in which a non-employee director is first appointed or elected to the Board (calculating the value of any such stock awards based on the grant date fair value of such stock awards for financial reporting purposes). Such limitation on non-employee director stock awards does not apply to any cash retainer fees, including cash retainer fees converted into equity awards at the election of the non-employee director.

Administration

The Greenrose 2021 Incentive Plan will be concurrently administered by the Board and its compensation committee, which may in turn delegate authority to administer the Greenrose 2021 Incentive Plan to one or more of its members. The Board and its compensation committee are each considered to be a “Plan Administrator” for purposes of this Incentive Plan Proposal. Subject to the terms of the Greenrose 2021 Incentive Plan, the Plan Administrator may determine the recipients, the types of awards to be granted, the number of shares of Common Stock subject to or the cash value of awards, the terms and conditions of awards granted, and the criteria to be satisfied by participants as a condition to receipt of performance awards under the Greenrose 2021 Incentive Plan, including the period of their exercisability and vesting. The Plan Administrator also has the authority to provide for accelerated exercisability and vesting of awards. Subject to the limitations set forth below, the Plan Administrator also determines the fair market value applicable to a stock award and the exercise or strike price of stock options and stock appreciation rights granted under the Greenrose 2021 Incentive Plan.

Under certain circumstances, the Plan Administrator may also delegate to one or more officers the authority to designate employees who are not officers to be recipients of certain stock awards and the number of shares of Common Stock subject to such stock awards. Under any such delegation, the Plan Administrator will specify the total number of shares of Common Stock that may be subject to the stock awards granted by such officer. The officer may not grant a stock award to himself or herself.

Amendment and Termination

The Plan Administrator may at any time amend the Greenrose 2021 Incentive Plan or any outstanding award and may at any time terminate the Greenrose 2021 Incentive Plan as to future grants of awards, provided that the Plan Administrator may not, without the affected award recipient’s consent, alter the terms of an award so as to adversely affect a participant’s rights under the award, unless the Plan Administrator expressly reserved the right to do so at the time of the award. Amendment to the Greenrose 2021 Incentive Plan shall be conditioned upon stockholder approval only to the extent, if any, such approval is required by law. No awards may be made under the Greenrose 2021 Incentive Plan following the ten year anniversary of the Closing of the Business Combinations, but previously granted awards may continue in accordance with their terms beyond that date unless earlier terminated by the Plan Administrator.

Eligibility

All of the Post-Combinations Company’s (including its affiliates) employees, non-employee directors, consultants and advisors will be eligible to participate in the Greenrose 2021 Incentive Plan following the Closing of the Business Combinations and may receive all types of awards other than incentive stock options. Incentive stock options may be granted under the Greenrose 2021 Incentive Plan only to the Post-Combinations Company’s employees (including officers) and employees of its affiliates.

Terms and Conditions of Awards

All Awards

Generally, the Plan Administrator will determine the terms of all awards under the Plan, including the vesting and acceleration of vesting of awards, provisions for the withholding of taxes, and payment of amounts in lieu of cash dividends or other cash distributions with respect to the Post-Combinations Company’s Common Stock subject to awards. No award may be transferred under a domestic relations order.

Awards Requiring Exercise

Incentive stock options may not be transferred other than by will or the laws of descent and distribution, and during an employee’s lifetime may be exercised only by the employee. Upon the cessation of a participant’s employment with the Post-Combinations Company, an award requiring exercise will cease to be exercisable and will terminate and all other unvested awards will be forfeited, except that:

•        All stock options and SARs held by the participant which were exercisable immediately prior to the participant’s cessation of employment will remain exercisable for the lesser of (i) three months or (ii) the period ending on the latest date such stock option or SAR could have been exercised;

•        All stock options and SARs held by the participant which were exercisable immediately prior to the participant’s death will remain exercisable for the lesser of (i) the one year period ending with the first anniversary of the participant’s death or (ii) the period ending on the latest date on which such stock option or SAR could have been exercised; and

•        All stock options and SARs held by a participant immediately prior to the cessation of the participant’s employment will immediately terminate upon such cessation if the Plan Administrator determines that such cessation has resulted for reasons which cast discredit on the participant so as to justify immediate termination of the award.

The exercise price (or base value from which appreciation is to be measured) of each award requiring exercise will be 100% (or in the case of certain incentive stock options, 110%) of the fair market value of the Common Stock subject to such award, as determined on the date of the grant, or such higher amount as the Plan Administrator may determine. Fair market value will be determined by the Plan Administrator consistent with the applicable requirements of Section 422 and Section 409A of the Code.

Awards requiring exercise will have a maximum term not to exceed ten years from the date of grant. Certain incentive stock option awards will have a minimum term not to exceed five years from the date of grant.

Effect of Certain Transactions

Effect of Covered Transactions

Except as otherwise provided in an award agreement, in the event of a “covered transaction,” as defined in the Greenrose 2021 Incentive Plan, any acquiror or survivor (or the parent of such acquiror or survivor) may provide for the assumption of some or all outstanding awards, or for the grant of new awards in substitution therefor, by the acquiror or survivor. An acquiror or survivor (or its parent) may choose to assume or continue only a portion of an award or substitute a similar award for only a portion of an award, or may choose to assume or continue the awards held by some, but not all participants. The terms of any assumption, continuation or substitution will be set by the Board. In the event of a covered transaction in which there is no such assumption or substitution, except as otherwise provided in an award agreement, each stock option, SAR and other award requiring exercise will become fully exercisable, and the delivery of shares of the Common Stock issuable under each outstanding award of restricted stock units will be accelerated and such shares will be issued, prior to the covered transaction on a basis that gives the holder of the award a reasonable opportunity following exercise of the award or issuance of the shares to participate as a stockholder in the covered transaction. With respect to the vesting of performance awards that will accelerate upon the occurrence of a covered transaction and that have multiple vesting levels depending on the level of performance, unless otherwise provided in the award agreement, the vesting of such performance awards will accelerate at 100% of the target level upon the occurrence of the covered transaction. With respect to the vesting of awards that will accelerate upon the occurrence of a covered transaction and are settled in the form of a cash payment, such cash payment will be made no later than 30 days following the occurrence of the covered transaction. Notwithstanding the foregoing, in the event an award will terminate if not exercised prior to the effective time of a covered transaction, the Board may provide, in its sole discretion, that the holder of such award may not exercise such award but will receive a payment, in such form as may be determined by the Board, equal in value, at the effective time, to the excess, if any, of (1) the value of the property the participant would have received upon the exercise of the award (including, at the discretion of the Board, any unvested portion of such award), over (2) any exercise price payable by such holder in connection with such exercise.

The Greenrose 2021 Incentive Plan defines “covered transactions” to include any of (i) a consolidation, merger, or similar transaction or series of related transactions, including a sale or other disposition of stock, in which the Post-Combinations Company is not the surviving corporation or which results in the acquisition of all or substantially all of the Post-Combinations Company’s then-outstanding Common Stock by a single person or entity or by a group of persons and/or entities acting in concert, (ii) a sale or transfer of all or substantially all the Post-Combinations Company’s assets, or (iii) a dissolution or liquidation of the Post-Combinations company. Where a covered transaction involves a tender offer that is reasonably expected to be followed by a merger, the covered transaction will be deemed to have occurred upon consummation of the tender offer.

Changes in and Distributions with Respect to Company Common Stock

In the event of a stock dividend, stock split, combination of shares (including a reverse stock split), recapitalization or other change in the Post-Combinations Company’s capital structure, the Plan Administrator will make appropriate adjustments to the maximum number of shares that may be delivered under the Greenrose 2021 Incentive Plan, to the maximum number of shares that may be issued upon the exercise of incentive stock options, to the maximum number of shares that may be issued with respect to stock options that are not incentive stock options, and will also make appropriate adjustments to the number and kind of shares of stock or securities subject to awards then outstanding or subsequently granted, any exercise prices relating to awards and any other provision of awards affected by such change.

Change in Control

If any payment or benefit a participant will or may receive from Greenrose or otherwise would (i) constitute a “parachute payment” within the meaning of Section 280G of the Code, and (ii) but for this sentence, be subject to the excise tax imposed by Section 4999 of the Code, then any such 280G payment will be equal to the reduced amount. The “reduced amount” will be either (x) the largest portion of the payment that would result in no portion of the payment (after reduction) being subject to the excise tax or (y) the largest portion, up to and including the total, of the payment, whichever amount, after taking into account all applicable federal, state and local employment taxes, income taxes, and the excise tax, results in the participant’s receipt, on an after-tax basis, of the greater economic benefit notwithstanding that all or some portion of the payment may be subject to the excise tax.

Clawback Policy

Awards granted under the Greenrose 2021 Incentive Plan and their proceeds will be subject to recoupment in accordance with any clawback policy that the Post-Combinations Company as may be required by law. In addition, the Board may impose such other clawback, recovery or recoupment provisions in an award agreement as the Board determines necessary or appropriate. No recovery of compensation under such a clawback policy will be an event giving rise to a participant’s right to voluntary terminate employment upon a “resignation for good reason,” or for a “constructive termination” or any similar term under any plan of or agreement with the Post-Combinations Company.

U.S. Federal Income Tax Consequences

The following is a general summary of the material U.S. federal income tax consequences of the grant, exercise and vesting of awards under the Greenrose 2021 Incentive Plan and the disposition of shares acquired pursuant to the exercise or settlement of such awards and is intended to reflect the current provisions of the Code and the regulations thereunder. This summary is not intended to be a complete statement of applicable law, nor does it address foreign, state, local or payroll tax considerations. This summary assumes that all awards described in the summary are exempt from, or comply with, the requirement of Section 409A of the Code. Moreover, the U.S. federal income tax consequences to any particular participant may differ from those described herein by reason of, among other things, the particular circumstances of such participant.

Stock Options.    Holders of incentive stock options will generally incur no federal income tax liability at the time of grant or upon vesting or exercise of those options. However, the spread at exercise will be an “item of tax preference,” which may give rise to “alternative minimum tax” liability for the taxable year in which the exercise occurs. If the holder does not dispose of the shares before the later of two years following the date of grant and one year following the date of exercise, the difference between the exercise price and the amount realized upon disposition of the shares will constitute long-term capital gain or loss, as the case may be. Assuming the holding period is satisfied, no deduction will be allowed to us for federal income tax purposes in connection with the grant or exercise of the incentive stock option. If, within two years following the date of grant or within one year following the date of exercise, the holder of shares acquired through the exercise of an incentive stock option disposes of those shares, the participant will generally realize taxable compensation at the time of such disposition equal to the difference between the exercise price and the lesser of the fair market value of the share on the date of exercise or the amount realized on the subsequent disposition of the shares, and that amount will generally be deductible by us for federal income tax purposes, subject to the possible limitations on deductibility under Sections 280G and 162(m) of the Code for compensation paid to executives designated in those Sections. Finally, if an incentive stock option becomes first exercisable in any one year for shares having an aggregate value in excess of $100,000 (based on the grant date value), the portion of the incentive stock option in respect of those excess shares will be treated as a non-qualified stock option for federal income tax purposes.

No income will be realized by a participant upon grant or vesting of an option that does not qualify as an incentive stock option (a “non-qualified stock option”). Upon the exercise of a non-qualified stock option, the participant will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the underlying exercised shares over the option exercise price paid at the time of exercise, and the participant’s tax basis will equal the sum of the compensation income recognized and the exercise price. We will be able to deduct this same excess amount for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections. In the event of a sale of shares received upon the exercise of a non-qualified stock option, any appreciation or depreciation after the exercise date generally will be taxed as capital gain or loss and will be long-term gain or loss if the holding period for such shares is more than one year.

SARs.    No income will be realized by a participant upon grant or vesting of a SAR. Upon the exercise of a SAR, the participant will recognize ordinary compensation income in an amount equal to the fair market value of the payment received in respect of the SAR. We will be able to deduct this same amount for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

Restricted Stock.    A participant will not be subject to tax upon the grant of an award of restricted stock unless the participant otherwise elects to be taxed at the time of grant pursuant to Section 83(b) of the Code. On the date an award of restricted stock becomes transferable or is no longer subject to a substantial risk of forfeiture (i.e., the vesting date), the participant will have taxable compensation equal to the difference between the fair market value of the shares on that date over the amount the participant paid for such shares, if any, unless the participant made an election under Section 83(b) of the Code to be taxed at the time of grant. If the participant made an election under Section 83(b), the participant will have taxable compensation at the time of grant equal to the difference between the fair market value of the shares on the date of grant over the amount the participant paid for such shares, if any. If the election is made, the participant will not be allowed a deduction for amounts subsequently required to be returned to us. (Special rules apply to the receipt and disposition of restricted shares received by officers and directors who are subject to Section 16(b) of the Exchange Act). We will be able to deduct, at the same time as it is recognized by the participant, the amount of taxable compensation to the participant for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

Restricted Stock Units.    A participant will not be subject to tax upon the grant or vesting of a restricted stock unit award. Rather, upon the delivery of shares or cash pursuant to a restricted stock unit award, the participant will have taxable compensation equal to the fair market value of the number of shares (or the amount of cash) the participant actually receives with respect to the award. We will be able to deduct the amount of taxable compensation to the participant for U.S. federal income tax purposes, but the deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

The Greenrose 2021 Incentive Plan Benefits

Grants under the Greenrose 2021 Incentive Plan will be made at the discretion of the compensation committee of the Post-Combinations Company. In accordance with the terms of the Stock Purchase Agreement, the Post-Combinations Company intends to grant equity incentives (including stock options, stock appreciate rights (SARs), restricted stock, unrestricted stock, stock units, restricted stock units, performance awards, cash awards, and other awards), in form and quantity consistent with current public company best practices, but not to exceed 15% in total of the aggregate common stock issued and outstanding as of the consummation of the Business Combinations, as awards to employees of Greenrose following the Business Combinations under the Greenrose 2021 Incentive Plan. Grants under the Greenrose 2021 Incentive Plan are not yet determinable, however, it is expected that additional grants will be made, including to individuals who will be directors and executive officers of the Post-Combinations Company. Any such additional grants would be made in accordance with the executive compensation program discussed in the section entitled “Management After the Business Combinations — Executive Compensation”, including the recommendations of management relating thereto. The value of the awards granted under the Greenrose 2021 Incentive Plan will depend on a number of factors, including the fair market value of the Common Stock on future dates, the exercise decisions made by the participants and the extent to which any applicable performance goals necessary for vesting or payment are achieved. The table below sets forth information regarding proposed grants to be awarded to employees of Greenrose by the Post-Combinations Company following the Closing of the Business Combinations, subject to approval of the Greenrose 2021 Incentive Plan.

Effective Date; Term

We expect the Greenrose 2021 Incentive Plan to be effective upon the completion of the Business Combinations with Theraplant and True Harvest. No award will be granted under the Incentive Plan on or after the tenth anniversary of the Greenrose 2021 Incentive Plan becoming effective. Any award outstanding under the Incentive Plan at the time of termination will remain in effect until such award is exercised or has expired in accordance with its terms.

Vote Required for Approval

The approval of the Greenrose 2021 Incentive Plan requires the affirmative vote of holders of a majority of the shares of our Common Stock represented in person or by proxy and entitled to vote thereon at the Special Meeting. Abstentions will have the same effect as a vote “AGAINST” this proposal.

Recommendation of the Board of Directors

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR
STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE GREENROSE 2021 INCENTIVE PLAN.

The existence of financial and personal interests of one or more of Greenrose’s directors or officers may result in a conflict of interest on the part of such director(s) or officer(s) between what they may believe is in the best interests of Greenrose and its stockholders and what they may believe is best for himself or themselves in determining to recommend that stockholders vote for the proposals. See the section titled “The Business Combinations Proposal  — Interests of Greenrose’s Directors and Officers in the Business Combinations” for a further discussion.

PROPOSAL NO. 7 — THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow the Greenrose’s Board to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are insufficient votes for the approval of the Business Combinations Proposal, the Charter Amendment Proposal or the Incentive Plan Proposal. In no event will the Greenrose Board adjourn the Special Meeting or consummate the Business Combination beyond the date by which it may properly do so under the Current Charter and Delaware law.

Consequence if the Adjournment Proposal is not Approved

If the Adjournment Proposal is not approved by Greenrose’s stockholders, the Greenrose Board may not be able to adjourn the Special Meeting to a later date in the event that there are insufficient votes for the approval of the Business Combinations Proposal, the Charter Amendment Proposal, or the Incentive Plan Proposal.

If the chairman of the Special Meeting does not adjourn the Special Meeting, Greenrose stockholders may be asked to vote on a proposal to adjourn the Special Meeting, or any postponement thereof, to another time or place if necessary or appropriate (i) due to the absence of a quorum at the Special Meeting, (ii) to prevent a violation of applicable law, (iii) to provide to Greenrose stockholders any supplement or amendment to this proxy statement and/or (iv) to solicit additional proxies if Greenrose reasonably determines that it is advisable or necessary to do so in order to obtain Greenrose stockholder approval of the Business Combination Agreement and approval of the Business Combinations.

Vote Required

Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by Greenrose stockholders present in person (which would include presence at a virtual meeting) or represented by proxy at the Special Meeting and entitled to vote thereon regardless of whether a quorum is present. The failure to vote, abstentions and broker non-votes have no effect on the outcome of the proposal.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ADJOURNMENT PROPOSAL.

The existence of financial and personal interests of one or more of Greenrose’s directors or officers may result in a conflict of interest on the part of such director(s) or officer(s) between what they may believe is in the best interests of Greenrose and its stockholders and what they may believe is best for himself or themselves in determining to recommend that stockholders vote for the proposals. See the section titled “The Business Combinations Proposal  — Interests of Greenrose’s Directors and Officers in the Business Combinations” for a further discussion.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND
RESULTS OF OPERATIONS OF GREENROSE

References to the “Company,” “Greenrose Acquisition Corp.,” “our,” “us” or “we” refer to Greenrose Acquisition Corp. The following discussion and analysis should be read in conjunction with the financial statements and related notes of Greenrose included elsewhere in this proxy statement. This discussion contains forward-looking statements reflecting our current expectations, estimates and assumptions concerning events and financial trends that may affect our future operating results or financial position. Actual results and the timing of events may differ materially from those contained in these forward-looking statements due to a number of factors, including those discussed in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements.”

Overview

We are a blank check company incorporated on August 26, 2019 as a Delaware corporation and formed for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or similar Business Combination with one or more businesses or entities. We intend to effectuate our initial Business Combination using cash from the proceeds of the Initial Public Offering and the sale of the Private Units and Private Warrants, our capital stock, debt or a combination of cash, stock, and debt.

On March 12, 2021, the Company entered into definitive agreements to acquire four cannabis companies. The companies are Shango Holdings Inc. (Shango), Futureworks, LLC (d/b/a The Health Center), Theraplant, LLC, and True Harvest, LLC as detailed below.

Agreements for Business Combinations

Shango Holdings Inc. Merger Agreement

The Company, GNRS NV Merger Sub, Inc., a Nevada corporation and a wholly owned subsidiary of the Company formed on March 10, 2021 (“GS Merger Sub”), Shango Holdings Inc., a Nevada corporation (“Shango”) and Gary Rexroad, in his capacity as the representative for the Sellers thereunder (the “Shango Sellers’ Representative”), entered into an Agreement and Plan of Merger (the “Shango Merger Agreement”), pursuant to which GS Merger Sub will be merged with and into Shango (the “Shango Merger”), with Shango surviving as a wholly owned subsidiary of Greenrose. Capitalized but undefined terms used in this section shall have the meanings set forth in the Shango Merger Agreement.

Merger Consideration

Initial Consideration

The aggregate consideration to be paid at Closing to Shango’s stockholders, other than for Dissenting Shares, will be: (i) $31,000,000 in cash, (ii) the assumption of up to $9,000,000 of Shango’s liabilities and (iii) any shortfall between $9,000,000 and the amount of Shango liabilities actually assumed by Greenrose at Closing. Additionally, Greenrose agreed to commit up to $10,000,000 for use for certain capital expenditures, as described more fully in the Shango Merger Agreement.

Earnout Payments

In addition to the Initial Consideration, and subject to Shango meeting certain target revenues in each of Greenrose’s 2021, 2022 and 2023 fiscal years, and having cash flow from operations of no less than $0, then, subject to Shango’s stockholders having delivered an Accredited Investor Certification, Greenrose may be required to issue to Shango’s stockholders up to such number of shares of Greenrose Common Stock equal to $65,000,000 in value, consisting of up to $20,000,000 in value of shares of Greenrose Common Stock for the 2021 fiscal year, up to $25,000,000 in value of shares of Greenrose Common Stock for the 2022 fiscal year and up to $20,000,000 in value of shares of Greenrose Common Stock for the 2023 fiscal year (collectively, the “Additional Consideration”), divided by the Parent Common Stock Price, which is calculated based upon the volume weighted average price per share of Greenrose Common Stock (rounded down to the nearest cent) on The Nasdaq Market, LLC (“Nasdaq”), or such other exchange on which Greenrose Common Stock is then listed or quoted on, for the ten (10) consecutive trading days ending on (and including) the last full trading day immediately prior to, as applicable, (1) the 2021 Milestone Payment Date, (2) the 2022 Milestone Payment Date, or (3) the 2023 Milestone Payment Date, as reported by The Wall

Street Journal for each such trading day, or, if not reported by The Wall Street Journal, any other authoritative source mutually agreed by Greenrose and the Company. The Shango Merger Agreement provides that if any portion of the Additional Consideration is not fully earned in either 2021 or 2022, such portion of the Additional Consideration may be earned in subsequent years through 2023. Additionally, the Additional Consideration may be subject to acceleration as further set forth in the Shango Merger Agreement.

Theraplant Merger Agreement

On March 12, 2021, the Company, GNRS CT Merger Sub, LLC, a Connecticut limited liability company and a wholly-owned subsidiary of the Company formed on March 5, 2021 (“TPT Merger Sub”), Theraplant, LLC, a Connecticut limited liability company (“Theraplant”) and Shareholder Representative Services LLC, solely in its capacity as the representative for the Selling Securityholders thereunder (the “Theraplant Seller Representative”), entered into an Agreement and Plan of Merger (the “Theraplant Merger Agreement”), pursuant to which TPT Merger Sub will be merged with and into Theraplant (the “Theraplant Merger”), with Theraplant surviving the Merger as a wholly owned subsidiary of Greenrose. Capitalized but undefined terms used in this section “Theraplant Merger Agreement” the meanings set forth in the Theraplant Merger Agreement.

Merger Consideration

The aggregate merger consideration (the “Theraplant Merger Consideration”) to be paid at Closing to the unit holders of Theraplant pursuant to the Theraplant Merger Agreement for all Company Units will be $100,000,000 in cash, subject to customary purchase price adjustments, and an indemnity escrow as described more fully in the Theraplant Merger Agreement. Additionally, $700,000 of the Theraplant Merger Consideration will be placed into dedicated accounts controlled by the Theraplant Seller Representative and the Theraplant Managing Members immediately prior to Closing, to provide a source of funds for those parties to use in administering any claims or disputes that arise post-Closing.

On August 10, 2021, the Company entered into an amendment (the “Theraplant Amendment No.1”) to the Agreement and Plan of Merger dated as of March 12, 2021, by and among the Company, GNRS CT Merger Sub, LLC, Theraplant and Shareholder Representative Services LLC (the “Merger Agreement”).

Pursuant to the Theraplant Amendment No. 1, the purchase price of Theraplant would be adjusted by the addition of the issuance registered shares of the Company’s common stock, par value $10.00 per share, in the aggregate amount of Fifty Million Dollars ($50,000,000). Theraplant’s selling shareholders will receive customary registration rights in connection with the issuance of shares of the Company’s common stock as part of the merger consideration. Also in addition, pursuant to the Theraplant Amendment No. 1, the “drop dead” date for closing was amended to be November 30, 2021.

The Theraplant Amendment No.1 also provides that the Company shall bear (i) 50% of all documented accounting transaction expenses incurred by Theraplant in connection with the auditor review of the Theraplant’s 2021 first quarter financial statements and (ii) all documented legal, accounting and other transaction expenses of Theraplant incurred in connection with the Merger from and after the date of the Theraplant Amendment No. 1.

True Harvest Holdings Asset Purchase Agreement

On March 12, 2021, the Company, True Harvest Holdings, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company formed on March 10, 2021 (“Buyer”), and True Harvest, LLC, an Arizona limited liability company (the “Seller” or “True Harvest”), entered into an Asset Purchase Agreement (the “Asset Purchase Agreement,”), pursuant to which Buyer agreed to acquire substantially all of Seller’s assets in connection with its indoor cannabis cultivation facility (the “Business”). Capitalized but undefined terms used in this section shall have the meanings set forth in the Asset Purchase Agreement.

Purchase Consideration

Initial Consideration

The initial consideration to be paid by the Buyer to Seller for the Purchased Assets (the “Initial Payment Amount”), will consist of: (i) $21,750,000 in cash; (ii) an additional $25,000,000 evidenced by a secured promissory note bearing interest at 8% per annum, issued by Buyer to Seller which matures on the third anniversary of the Closing, and which is secured by the Purchased Assets pursuant to the terms of a Security Agreement; and (iii) the assumption by Buyer of $3,250,000 of Seller’s debt.

Earnout Payment

In addition to the Initial Payment Amount, Buyer may be required to pay additional consideration to Seller (the “Earnout Payment”) of up to a maximum of $35,000,000 in cash (the “Maximum Earnout Amount”) contingent on the Business attaining, within thirty-six (36) months after the Closing Date, a certain price per pound (the “36 Month Price Point”) of cannabis flower (“flower”) as compared to total flower production, irrespective of the final form in which such flower is sold. The Earnout Payment, if any, shall be evidenced by a promissory note (the “Earnout Note”). The Earnout Note, which shall bear interest at an annual rate of 8% per annum, is payable in twenty-four (24) monthly installments after issuance and will be secured by the Purchased Assets. The 36 Month Price Point will be equal to the average of the Weighted Average Annual Price Points for the three (3) years following the Closing Date. The “Weighted Average Annual Price Point” equals revenue of the Business for the three (3) year period following the Closing Date divided by total weight of flower product produced and sold by Buyer (as listed in BioTrack or equivalent tracking system) during the three (3) year period following the Closing Date, provided, that in the event any flower product is lost or otherwise destroyed, then such lost or destroyed products shall not be included in the calculation of Weighted Average Annual Price Point.

On July 2, 2021, the Company entered into an amendment (the “True Harvest Amendment No.1”) to the True Harvest Holdings, Inc. Asset Purchase Agreement, dated as of March 12, 2021. Pursuant to True Harvest Amendment No. 1, the table in Section 1.05(c) of the Purchase Agreement was deleted and replaced with the following table:

36 Month Price Point
Percentage of Earnout	Flower Production – average price
0%	<$2,199
20%	$2,200 – $2,199
50%	$2,200 – $2,499
80%	$2,500 – $2,799
100%	$2,800+

In addition, pursuant to the True Harvest Amendment No. 1, a new Section 1.05.1 Hurdle Amount is added to the Purchase Agreement, whereby the purchase price of True Harvest would be adjusted by the addition of (i) up to a maximum of four million seven hundred thousand dollars ($4,700,000) added to the principal amount of the secured note to be issued at closing and (ii) up to a maximum of one million four hundred thousand dollars ($1,400,000) of additional debt to be assumed by the Buyer at closing, in each case, subject to True Harvest achieving certain revenue targets, as well as True Harvest having constructed eight grow rooms in a condition ready to accept plants for grow prior to closing, in each case as set forth in the True Harvest Amendment No. 1. Also in addition, pursuant to the True Harvest Amendment No. 1, the “drop dead” date for closing was amended to be November 30, 2021.

Futureworks Merger Agreement

On March 12, 2021, the Company, Futureworks Holdings, Inc. a Delaware corporation and a wholly owned subsidiary of the Company formed on March 11, 2021 (“FW Merger Sub”), and Futureworks LLC, a Colorado limited liability company (“Futureworks”), entered into an Agreement and Plan of Merger (the “Futureworks Merger Agreement”), pursuant to which Futureworks will be merged with and into FW Merger Sub (the “Futureworks Merger”), with FW Merger Sub surviving the Merger as a wholly owned subsidiary of the Company (the “Surviving Corporation”). Capitalized but undefined terms used in this section shall have the meanings set forth in the Futureworks Merger Agreement.

Merger Consideration

Initial Consideration

The value of the aggregate merger consideration (the “Initial Consideration”) to be paid at closing to the holders of Futureworks ownership interests pursuant to the Futureworks Merger Agreement for all Company Interests will be: (i) $17,500,000 in cash, plus (ii) such number of shares of Greenrose Common Stock equal to $15,000,000 in value (the “Parent Common Stock”), calculated based upon the volume weighted average price per share of Parent Common Stock (rounded down to the nearest cent) on the OTCQX for the twenty (20) consecutive trading days ending on (and including) the last full trading day immediately prior to, (i) the Closing Date, (ii) March 31, 2022, or (iii) such date as Parent Common Stock Price is required to be paid or issued, as appliable (the “Parent Common Stock Price”), as reported by The Wall Street Journal for each such trading day, or, if not reported by The Wall Street Journal, any other authoritative source mutually agreed by Greenrose and the Company, provided that the Parent Common Stock Price for the shares of Parent Common Stock to be issued on the Closing Date shall be subject to a minimum price of $12.00 per share of Parent Common Stock and a maximum price of $15.00 per share of Parent Common Stock, subject to customary purchase price adjustments, and indemnity escrow, as described more fully in the Futureworks Merger Agreement.

Earnout Payment

In addition to the Initial Consideration, and subject to the Surviving Corporation meeting the Earnout Threshold then, subject to Futureworks’ members having delivered an executed Accredited Investor Certification to the Company, the Company may be required to issue to Futureworks’ members up to such number of shares of Parent Common Stock equal to $10,000,000 in value, calculated based on the Parent Common Stock Price (the “Futureworks Additional Consideration”).

Extension of Business Combination

On August 8, 2021, the Sponsor provided notification to Continental Stock Transfer & Trust Company that it was exercising its option to extend the time available in order to consummate a Business Combination with the target businesses to September 13, 2021 and by depositing $569,250 into the Trust Account.

On September 8, 2021, the Sponsor provided notification to Continental Stock Transfer & Trust Company that it was exercising its option to extend the time available in order to consummate a Business Combination with the target businesses to October 13, 2021 and by depositing $569,250 into the Trust Account. The Sponsor has the right to exercise its right to extend the time available to consummate a Business Combination for up to one additional month. The Company expects the Sponsor to extend the expiration date of the Company to November 13, 2021 by paying an additional $569,250 into the Trust Account.

Results of Operations

Our only activities from August 26, 2019 (inception) through June 30, 2021 were organizational activities, those necessary to consummate the Initial Public Offering, described below, and identifying a target company for a Business Combination. We do not expect to generate any operating revenues until after the completion of our Business Combination. We generate non-operating income in the form of interest income on marketable securities held in the Trust Account. We are incurring expenses as a result of being a public company (for legal, financial reporting, accounting and auditing compliance), as well as for due diligence expenses.

For the three months ended June 30, 2021, we had net loss of $1,348,378, which consists of operating costs of $1,198,324, interest expense for promissory notes of $552,973, offset by a decrease in the fair value of private warrants liability of $217,800, a decrease in the fair value of the convertible promissory note of $180,794 and interest income on marketable securities held in the Trust Account of $4,325.

For the six months ended June 30, 2021, we had net loss of $2,133,329, which consists of operating costs of $2,374,511, interest expense of $1,039,311, offset by a decrease in the fair value of private warrants liability of $534,600, a decrease in the fair value of the convertible promissory note of $737,287 and interest income on marketable securities held in the Trust Account of $8,606.

As a result of the restatement described in Note 2 of the annual notes to the financial statements included herein, we classify the private warrants as liabilities at their fair value and adjust the warrant instrument and embedded conversion feature in our convertible notes payable to fair value at each reporting period. These liabilities are subject to re-measurement at each balance sheet date until exercised, and any change in fair value is recognized in our statement of operations.

For the year ended December 31, 2020, we had net loss of $1,609,783 which consists of operating costs of $1,598,581, a decrease in the fair value of private warrants liability of 574,200, decrease in the fair value of the convertible promissory note of 320,721, and interest expense of $272,884 offset by interest income on marketable securities held in the Trust Account of $1,156,603.

For the nine months ended September 30, 2020, we had net income of $1,178,558, which consists of an increase in the fair value of private warrants liability of 930,600, an increase in the fair value of the convertible promissory note of 299,794, interest income on marketable securities held in the Trust Account of $1,152,225, offset by operating costs of $985,093, a provision for income taxes of $35,746 and interest expense of $183,222.

For the three months ended September 30, 2020, we had net loss of $513,085 which consists of operating costs of $436,062, interest expense of $89,662, a decrease in the fair value of private warrants liability of 59,400, a decrease in the fair value of the convertible promissory note of 22,676, offset by a benefit from income taxes of $90,338 and interest income on marketable securities held in the Trust Account of $4,377.

For the six months ended June 30, 2020, we had net income of $1,691,643, which consists of an increase in the fair value of private warrants liability of 990,000, an increase in the fair value of the convertible promissory note of 322,470, interest income on marketable securities held in the Trust Account of $1,147,848, offset by operating costs of $549,031, a provision for income taxes of $126,084 and interest expense of $93,560.

For the three months ended June 30, 2020, we had net income of $561,389, which consists of an increase in the fair value of private warrants liability of 594,000, an increase in the fair value of the convertible promissory note of 238,079, a benefit from income taxes of $48,373, interest income on marketable securities held in the Trust Account of $43,276, offset by operating costs of $273,652 and interest expense of $88,687.

For the three months ended March 31, 2020, we had net income of $1,130,254, which consists of interest income on marketable securities held in the Trust Account of $1,104,572, an increase in the fair value of private warrants liability of 396,000, an increase in the fair value of the convertible promissory note of 84,391, offset by operating costs of $275,379, a provision for income taxes of $174,457 and interest expense of $4,873.

For the period from August 26, 2019 (inception) through December 31, 2019, we had net loss of $2,199, which consists of formation and operating costs.

The Company exited their position of face value $173,750,000 US T-bills for accreted interest of $1,031,879 on March 9, 2020, for shorter duration US Treasuries, due to the decline in the interest rates at the onset of the COVID-19 Pandemic.  The interest rates decline at the onset of the COVID-19 Pandemic, resulted in the assets held in the escrow to increase, and the resulting accretion was recorded as interest income. The interest rates remained low throughout 2020 and 2021, resulting in lower interest earned the remaining part of the year, and the three-months ended March 31, 2021.  As required by its formation documents, all income earned by the trust resides with the trust for the benefit of its shareholders should they elect to redeem all or a portion of their shares prior to a business combination.

Liquidity and Capital Resources

On February 13, 2020, we consummated our Initial Public Offering of 15,000,000 Units at a price of $10.00 per Unit, generating gross proceeds of $150,000,000. Simultaneously with the closing of the Initial Public Offering, we consummated the sale of 300,000 Private Units and 1,500,000 Private Warrants to our Sponsor and Imperial Capital and its designee, generating gross proceeds of $4,500,000.

On February 14, 2020, in connection with the underwriters’ exercise of their over-allotment option in full, we consummated the sale of an additional 2,250,000 Units at a price of $10.00 per Unit, generating total gross proceeds of $22,500,000. In addition, we also consummated the sale of an additional 30,000 Private Units at $10.00 per Private Unit and 150,000 Private Warrants at $1.00 per Private Warrant, generating total gross proceeds of $450,000.

As of June 30, 2021, we had marketable securities held in the Trust Account of $173,402,529 (including approximately $1,165,209 of interest income) consisting of securities held in a money market fund that invests in U.S

Treasury securities with a maturity of 180 days or less. Interest income on the balance in the Trust Account may be used by us to pay taxes. Through June 30, 2021, we withdrew $262,680 of interest earned on the Trust Account to pay our taxes.

For the six months June 30, 2021, cash used in operating activities was $1,619,414, which was comprised of our net loss of $2,133,329 less interest earned on marketable securities held in the Trust Account of $8,606, a decrease in the fair value of private warrants liability of $534,600, a decrease in the fair value of the convertible promissory note of $737,287, interest expense of $1,039,311, and changes in operating assets and liabilities provided $755,097 of cash for operating activities.

For the year ended December 31, 2020, cash used in operating activities was $1,214,806, which was comprised of our net loss of $1,609,783, less interest earned on marketable securities held in the Trust Account of $1,156,603, non-cash charges for the changes in the fair value of private warrants liability of 574,200, change in the fair value of the convertible promissory note of 320,721, interest expense of $272,884, and changes in operating assets and liabilities of $383,775.

For the nine months ended September 30, 2020, cash used in operating activities was $755,404, which was comprised of our net income of $1,178,558, less interest earned on marketable securities held in the Trust Account of $1,152,225, non-cash charges for the changes in the fair value of private warrants liability of 930,600, change in the fair value of the convertible promissory note of 299,794, interest expense of $183,222, and changes in operating assets and liabilities of $265,435.

For the six months ended June 30, 2020, cash used in operating activities was $472,651, which was comprised of our net income of $1,691,643, less interest earned on marketable securities held in the Trust Account of $1,147,848, non-cash charges for the changes in the fair value of private warrants liability of 990,000, change in the fair value of the convertible promissory note of 322,470, interest expense of $93,560, and changes in operating assets and liabilities of $202,464.

For the three months ended March 31, 2020, cash used in operating activities was $223,188, which was comprised of our net income of $1,130,254, less interest earned on marketable securities held in the Trust Account of $1,104,572, non-cash charges for the changes in the fair value of private warrants liability of 396,000, change in the fair value of the convertible promissory note of 84,391, interest expense of $4,873, and changes in operating assets and liabilities of $226,648.

For the period from August 26, 2019 (inception) through December 31, 2019, cash used in operating activities was $31,071, which was comprised of our net loss of $2,199 and changes in operating assets and liabilities of $28,872.

We intend to use substantially all of the funds held in the Trust Account to acquire a target business and to pay our expenses relating thereto, including a fee payable to Imperial Capital, upon consummation of our initial Business Combination for assisting us in connection with our initial Business Combination. To the extent that our capital stock is used in whole or in part as consideration to effect a Business Combination, the remaining funds held in the Trust Account will be used as working capital to finance the operations of the target business. Such working capital funds could be used in a variety of ways including continuing or expanding the target business’ operations, for strategic acquisitions and for marketing, research and development of existing or new products. Such funds could also be used to repay any operating expenses or finders’ fees which we had incurred prior to the completion of our Business Combination if the funds available to us outside of the Trust Account were insufficient to cover such expenses.

As of June 30, 2021, we had cash of $253,115. We intend to use the funds held outside the Trust Account for identifying and evaluating prospective acquisition candidates, performing business due diligence on prospective target businesses, traveling to and from the offices, plants or similar locations of prospective target businesses, reviewing corporate documents and material agreements of prospective target businesses, selecting the target business to acquire and structuring, negotiating and consummating the Business Combination.

In order to fund working capital deficiencies or finance transaction costs in connection with a Business Combination, the Insiders, or certain of our officers and directors or their affiliates may, but are not obligated to, loan us funds as may be required. If we complete our initial Business Combination, we would repay such loaned amounts. In the event that our initial Business Combination does not close, we may use a portion of the working capital held outside the Trust Account to repay such loaned amounts but no proceeds from our Trust Account would be used for such repayment. Up to $2,000,000 of notes may be convertible into Private Units, at a price of $10.00 per Private Unit, and/or Private Warrants, at a price of $1.00 per Private Warrant. The units and warrants would be identical to the Private Units and Private Warrants sold in the Private Placement. On March 26, 2020, we issued an unsecured promissory note (the “2020 Note”) in the principal amount of $1,000,000 to the Sponsor. The 2020 Note is non-interest bearing and payable upon the consummation of a Business Combination. The 2020 Note may be converted into units at a price of $10.00 per unit and/or warrants at a price of $1.00 per warrant. The units would be identical to the Private Units and the warrants would be identical to the Private Warrants. On January 29, 2021, we issued an unsecured promissory note (the “2021 Note”) in the principal amount of $1,000,000 to the Sponsor. The 2021 Note is non-interest bearing and payable upon the consummation of a Business Combination. The 2021 Note may be converted into units at a price of $10.00 per unit and/or warrants at a price of $1.00 per warrant. The units would be identical to the Private Units and the warrants would be identical to the Private Warrants. On June 22, 2021, the Company issued an unsecured non-interest bearing promissory note in the principal amount of $300,000 to Greenrose Associates LLC, and is payable upon the consummation of the Business Combination.

We have concluded that the following conditions raise substantial doubt about our ability to meet our financial obligations as they become due. We will need to raise additional capital through loans or additional investments from its Sponsor, shareholders, officers, directors, or third parties. Our officers, directors and Sponsor may, but are not obligated to, loan us funds, from time to time or at any time, in whatever amount they deem reasonable in their sole discretion, to meet our working capital needs. Accordingly, we may not be able to obtain additional financing. If we are unable to raise additional capital, we may be required to take additional measures to conserve liquidity, which could include, but not necessarily be limited to, curtailing operations, suspending the pursuit of a potential transaction, and reducing overhead expenses. We cannot provide any assurance that new financing will be available on commercially acceptable terms, if at all. These conditions raise substantial doubt about our ability to continue as a going concern through October 13, 2021, the date that we will be required to cease all operations, except for the purpose of winding up, if a Business Combination is not consummated. These financial statements do not include any adjustments relating to the recovery of the recorded assets or the classification of the liabilities that might be necessary should we be unable to continue as a going concern.

Senior Secured Loan

On July 30, 2021, the Company entered into a commitment letter (the “Commitment Letter”) with SunStream Bancorp Inc. (“Sunstream”), pursuant to which Sunstream committed to provide, subject to the satisfaction of customary closing conditions stipulated in the Commitment Letter, a multi-tranche senior secured loan (the “Loan”) to the Company. The proceeds of the Loan are expected to be used (i) to consummate one or more of the Company’s previously announced Business Combinations and (ii) for general working capital purposes.

The Loan consists of $78.1 million of loan principal including an initial tranche of $52.1 million (“Tranche I”) on the closing date of the Loan and second tranche of $26.0 million (“Tranche II”) available prior to the 12-month anniversary of the closing date of the Loan, in each case.

The Loan will be collateralized by a senior secured first-priority lien over all of the assets of the Company and its subsidiaries, subject to to-be-agreed upon carve-outs and exceptions. The Loan matures 48 months following the closing date of the Loan and has an interest rate, payable monthly, of 11.9% per annum on the outstanding principal. The Loan amortizes at a rate of 15.0% of outstanding principal per annum, beginning on the 24-month anniversary of the closing date of the Loan.

Tranche I of the Loan is prepayable, at Greenrose’s option, prior to the 36-month anniversary of the closing of the loan, subject to certain fees. In addition, Tranche II of the Loan is prepayable, at the Company’s option, prior to the 36-month anniversary of the Tranche II drawdown date, subject to certain fees.

The Company has also agreed to pay to Sunstream certain additional fees customary to transactions of this type.

In connection with the Loan commitments, Sunstream will be issued warrants with a five-year term to acquire additional shares of common stock of Greenrose with terms substantially similar to the warrants issued to the Company’s sponsors in connection with the initial public offering of the Company.

In addition, the Loan will be subject to the Company’s compliance with certain on-going financial covenants customary to other senior secured loans of this type, as will be negotiated by Sunstream and the Company in the course of ongoing due diligence by Sunstream prior to funding of the Loan.

In connection with the Commitment Letter, the Company and Sunstream have agreed to deal exclusively with one another until the earlier of September 30, 2021 or the closing of one or more of the Company’s previously announced Business Combinations with respect to any financing proposals similar to the financings contemplated by the Loan commitments.

Tranche I of the Loan is anticipated to close substantially simultaneously with the consummation of one or more of the Company’s previously announced Business Combinations.

On August 26, 2021, the Company issued an unsecured promissory note, dated as of September 26, 2021, in the principal amount of $450,000 to the Sponsor, the Company’s sponsor and owner of more than 10% of the Company’s issued and outstanding Common Stock, evidencing a loan in the amount of $450,000. The unsecured promissory note is non-interest bearing and payable upon the consummation of a Business Combination.

On September 9, 2021, the Company issued an unsecured promissory note, dated as of September 9, 2021, in the principal amount of $180,000 to the Sponsor, the Company’s sponsor and owner of more than 10% of the Company’s issued and outstanding Common Stock, evidencing a loan in the amount of $180,000. The unsecured promissory note is non-interest bearing and payable upon the consummation of a Business Combination.

Off-Balance Sheet Arrangements

We have no obligations, assets or liabilities which would be considered off-balance sheet arrangements as of June 30, 2021. We do not participate in transactions that create relationships with unconsolidated entities or financial partnerships, often referred to as variable interest entities, which would have been established for the purpose of facilitating off-balance sheet arrangements. We have not entered into any off-balance sheet financing arrangements, established any special purpose entities, guaranteed any debt or commitments of other entities, or purchased any non-financial assets.

Contractual Obligations

We do not have any long-term debt, capital lease obligations, operating lease obligations or long-term liabilities other than an agreement to pay our Sponsor a monthly fee of $10,000 for office space, utilities and secretarial and administrative support. We began incurring these fees on February 10, 2020 and will continue to incur these fees monthly until the earlier of the completion of the Business Combination and our liquidation.

The Initial Public Offering underwriting agreement provides that in the event we complete a financing transaction similar to the Initial Public Offering or Business Combination, or enter into a statement or letter of intent that results in such a transaction, within 18 months following its termination, Imperial shall be entitled to receive any expense reimbursement due to it along with payment in full of its applicable fee of either (i) 2% of the gross proceeds of the offering, of which 1% will be in cash and 1% will be in equity of the Company for a financing transaction, or (ii) an amount equal to 5% of the face amount of any equity securities and 3% of the face amount of any debt sold or arranged as part of the Business Combination (exclusive of any applicable finders’ fees which might become payable). Additionally, Imperial has the right to act as a book-runner and managing underwriter for all underwritten follow-on offerings for 18 months following completion of the Initial Public Offering and the right to approve any co-lead managing underwriter or co-book runner.

We have engaged Imperial as an advisor in connection with a Business Combination to assist us in holding meetings with our shareholders to discuss the potential Business Combination and the target business’ attributes, introduce us to potential investors that are interested in purchasing our securities in connection with a Business Combination, assist us in obtaining shareholder approval for the Business Combination and assist us with its press releases and public filings in connection with the Business Combination. We will pay Imperial a cash fee for such services upon the consummation of a Business Combination in an amount equal to 4.5% of the gross proceeds of Initial Public Offering, or $7,762,500 (exclusive of any applicable finders’ fees which might become payable); provided that up to 20% of the fee may be allocated at our sole discretion to other FINRA members that assist us in identifying and consummating a Business Combination.

Additionally, we have agreed to pay Imperial a cash fee for assisting us in obtaining financing for the Business Combination in an amount equal to 5% of the face amount of any equity securities and 3% of the face amount of any debt sold or arranged as part of the Business Combination (exclusive of any applicable finders’ fees which might become payable).

We have engaged a vendor to provide accounting advisory services. The agreement requires that we pay $10,000 per month based on an agreed hourly time and materials rate for work performed with any additional services to be only payable upon the consummation of a Business Combination. As of June 30, 2021, we had paid $50,000 pursuant to this agreement and has incurred an additional $358,314 which would become due upon a successful Business Combination.

We have also entered into an agreement with a vendor to provide investor relations services related to the Company’s Business Combination. The agreement requires that us to pay $15,000 upon commencement of the agreement plus reimbursement for any out-of-pocket expenses. In addition, we have agreed to pay a $100,000 fee only upon the consummation of a Business Combination. The agreement also requires the continuation of investor relations services for a minimum of six months subsequent to the consummation of a Business Combination at the rate of $15,000 per month.

Critical Accounting Policies

The preparation of condensed consolidated financial statements and related disclosures in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and income and expenses during the periods reported. Actual results could materially differ from those estimates. We have identified the following critical accounting policies:

Derivative Instruments

We account for the Derivative Instruments in accordance with the guidance contained in ASC 815-40-15-7D and 7F under which the Derivative Instruments do not meet the criteria for equity treatment and must be recorded as liabilities. Accordingly, we classify the Derivative Instruments as liabilities at their fair value and adjust the Derivative Instruments to fair value at each reporting period. This liability is subject to re-measurement at each balance sheet date until exercised, and any change in fair value is recognized in our statements of operations. The Private Placement Warrants for periods where no observable traded price was available are valued using a Black-Scholes model. The fair value of the convertible promissory note was estimated using a Black-Scholes model.

Common Stock Subject to Possible Redemption

We account for our common stock subject to possible conversion in accordance with the guidance in ASC Topic 480 “Distinguishing Liabilities from Equity.” Common stock subject to mandatory redemption is classified as a liability instrument and measured at fair value. Conditionally redeemable common stock (including common stock that features redemption rights that are either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within our control) is classified as temporary equity. At all other times, common stock is classified as stockholders’ equity. Our common stock features certain redemption rights that are considered to be outside of our control and subject to occurrence of uncertain future events. Accordingly, common stock subject to possible redemption is presented at redemption value as temporary equity, outside of the stockholders’ equity section of our condensed consolidated balance sheets.

Net Income (Loss) Per Common Share

We apply the two-class method in calculating earnings per share. Common stock subject to possible redemption which is not currently redeemable and is not redeemable at fair value, has been excluded from the calculation of basic net income per common share since such shares, if redeemed, only participate in their pro rata share of the Trust Account earnings. Our net income is adjusted for the portion of income that is attributable to common stock subject to possible redemption, as these shares only participate in the earnings of the Trust Account and not our income or losses.

Recent Accounting Standards

Management does not believe that any recently issued, but not yet effective, accounting standards, if currently adopted, would have a material effect on our condensed consolidated financial statements.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF THERAPLANT

The following discussion and analysis should be read in conjunction with the consolidated financial statements and related notes of Theraplant included elsewhere in this proxy statement. This discussion contains forward-looking statements reflecting our current expectations, estimates and assumptions concerning events and financial trends that may affect our future operating results or financial position. Actual results and the timing of events may differ materially from those contained in these forward-looking statements due to a number of factors, including those discussed in the sections entitled “Risk Factors” and “Forward-Looking Statements” appearing elsewhere in this proxy statement.

Unless otherwise indicated by the context, references to “Theraplant” refer to Theraplant solely, and references to the “Company,” “our,” “we,” “us” and similar terms refer to Greenrose Acquisition Corp. after giving effect to the Business Combinations.

Business Combinations

Greenrose Acquisition Corp. is a special purpose acquisition company formed on August 26, 2019 for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. Prior to our entering into the Business Combinations Agreements, our acquisition and value creation strategy was to identify, acquire and, after an initial business combination, to build a company in an industry or sector that complements the experience of our management team and can benefit from our operational expertise.

Subsequent to the closing of the Business Combinations, our operations will include (i) breeding & cultivating cannabis plants, (ii) manufacturing branded consumer products, (iii) distributing cannabis flower and manufactured products, and (iv) retailing high-quality, effective and doseable cannabis products to consumers. We appeal to medical and adult recreational use (“adult-use”) customers through brand strategies intended to build trust, loyalty and repeat purchase.

Pursuant with the guidance set forth in ASC 805, we have determined that Greenrose Acquisition Corp. is the accounting acquirer and accordingly, the Business Combinations will be treated as a forward acquisition of each of the Target Businesses.

As a result of the Business Combinations and the application of acquisition accounting, the assets and liabilities of the Target Businesses will be adjusted to their estimated fair market values as of the Closing. We anticipate these adjusted valuations will result in an increase in our future operating expenses due to the increased depreciation and amortization expense related to the increased carrying value of our fixed assets and identifiable definite-lived intangible assets. Additionally, the excess value of the total purchase price over the estimated fair value of our identifiable assets and liabilities, inclusive of identifiable intangible assets and contingent consideration, on the Closing will be allocated to goodwill. Any identifiable indefinite-lived assets, including goodwill, will be subject to annual impairment testing. See “Unaudited Pro Forma Condensed Combined Financial Information” and “Risk Factors — Risks related to the Acquisition” “If our goodwill or intangible assets become impaired, we may be required to record a significant charge to earnings.” Additionally, we expect to finance the Business Combinations through a PIPE financing comprised of a series of debt instruments, which is expected to increase interest expense on the consolidated financial statements.

In arriving at the estimated fair values presented in the unaudited pro forma condensed combined financial statements, we have considered the preliminary appraisals of independent consultants, which were based on a preliminary and limited review of forecasts and discount rates. We expect to complete the purchase price allocation after considering the fair market value of each of the Target Businesses, assets and liabilities at the level of detail necessary to finalize the purchase price allocation. The preliminary estimated purchase price allocation is subject to change for a number of reasons, including:

—     finalization of the fair value of working capital and other assets and liabilities on the opening balance sheet;

—     the final identification and valuation of intangible assets; and

—     completion of appraisals of assets acquired and liabilities assumed.

The final purchase price allocation will be adjusted based on the factors above and may differ materially from the estimated allocation. See “Unaudited Pro Forma Condensed Combined Financial Information.”

Predecessor

After careful review, we have determined that Theraplant is the predecessor entity (as defined in Regulation C, Rule 405) of the Company. We believe this to be appropriate based on (i) Theraplant’s fair value relative to True Harvest; (ii) Theraplant’s formation date preceding True Harvest; and (iii) Theraplant bringing what we believe to be best practices and operational procedures that we will implement throughout our Company on a going forward basis.

Overview

Theraplant is a cannabis producer licensed by the State of Connecticut, dedicated to providing patients options to improve their wellbeing. Theraplant was Connecticut’s first state-licensed medical cannabis producer, receiving its license on February 7, 2014, and in October 2014 became the first producer to distribute medical cannabis in the Connecticut market. Theraplant designs premium cannabis genetics to offer a wide variety of compositions to meet needs of the state’s medical cannabis cardholders for all approved treatment conditions. Theraplant continually leads the market in making quality medical cannabis affordable to the greatest range of patients. Theraplant hand selects premium cannabis genetics grown in a controlled, clean environment, under the watch of an award-winning cultivation team, and tested by a third-party laboratory for pesticides and microbiologics. Theraplant operates out of a cultivation facility with 68,000 square feet of capacity, with an additional 30,000 square feet of capacity under construction that is expected to be completed in the second half of fiscal 2021.

Regulation Overview and Balance Sheet Exposure

Subsequent to the Business Combinations, 100% of our balance sheet will be exposed to U.S. cannabis-related activities. We believe our operations are in material compliance with all applicable state and local laws, regulations, and licensing requirements in the states and locals in which we operate. However, cannabis remains illegal under U.S. federal law and substantially all our revenue is derived from U.S. cannabis operations. For information about risks related to U.S. cannabis operations, please refer to “Risk Factors” in this proxy statement.

Key Performance Indicators and Non-GAAP Measures

Our management uses a variety of financial and operating metrics to evaluate our business, analyze our performance, and make strategic decisions. We believe these metrics and non-GAAP financial measures provide useful information to investors and others in understanding and evaluating our operating results in the same manner as management. However, these measures are not financial measures calculated in accordance with GAAP and should not be considered as substitutes for financial measures that have been calculated in accordance with GAAP. We primarily review the following key performance indicators and non-GAAP measures when assessing our performance: (i) revenue; (ii) EBITDA; (iii) adjusted EBITDA; (iv) working capital; (v) cash flow; and (vi) return on capital employed. We believe these indicators provide us with useful data with which to measure our performance.

Adjusted EBITDA

Adjusted EBITDA is a non-GAAP financial measures that represents earnings before interest expense, income taxes, depreciations, and amortization, or EBITDA, and further adjustments to EBITDA to exclude certain non-cash items and other non-recurring items that management believes are not indicative of ongoing operations.

Theraplant discloses EBITDA and Adjusted EBITDA in this proxy statement because these non-GAAP measures are key measures used by its management to evaluate our business, measure its operating performance, and make strategic decisions. We believe EBITDA and Adjusted EBITDA are useful for investors and others in understanding and evaluating our operations results in the same manner as its management. However, EBITDA and Adjusted EBITDA are not financial measures calculated in accordance with GAAP and should not be considered as a substitute for net income, income before income taxes, or any other operating performance measure calculated in accordance with GAAP. Using these non-GAAP financial measures to analyze our business would have material limitations because the calculations are based on the subjective determination of management regarding the nature and classification of events and circumstances that investors may find significant. In addition, although other companies in our industry may report measures titled EBITDA and Adjusted EBITDA or similar measures, such non-GAAP financial measures may be calculated differently from how we calculate non-GAAP financial measures, which reduces their overall usefulness as comparative measures. Because of these limitations, you should consider EBITDA and Adjusted EBITDA alongside other financial performance measures, including net income and our other financial results presented in accordance with GAAP. The following table presents a reconciliation of net income to EBITDA and Adjusted EBITDA for each of the periods indicated:

Three Months Ended June 30, 2021 Compared to the Three Months Ended June 30, 2020

	For the three months ended June 30,
	2021	2020
Net Income (Loss)	$3,261,424	$4,259,320
Provision for Income Taxes	299,350	350,875
Interest Expense, net	48,367	26,139
Depreciation & Amortization	201,225	199,105
EBITDA	3,810,366	4,835,439

Transaction Related Fees(a)	117,725	5,530
Infrequent Events(b)	57,536	44,399
Management fees(c)	—	50,000
Adjusted EBITDA	$3,985,627	$4,935,367

____________

(a)      Transaction fees relate to consulting, legal, and accounting fees in preparation for the Business Combinations.

(b)      Infrequent events consist of $0.1 million for consulting fees related to Connecticut cannabis regulation proposals for the three months ended June 30, 2021 and $50 thousand for a fire in a grow room causing repair expenses that have not been recovered by insurance for the three months ended June 30, 2020.

(c)      Represents management fees associated with management consulting services that will not be required to be paid after the closing of the Business Combinations.

Six Months Ended June 30, 2021 Compared to the Six Months Ended June 30, 2020

	For the six months ended June 30,
	2021	2020
Net Income (Loss)	$6,081,678	$6,932,204
Provision for Income Taxes	549,850	603,375
Interest Expense, net	83,156	52,262
Depreciation & Amortization	401,975	398,209
EBITDA	7,116,659	7,986,050

Transaction Related Fees(a)	411,607	44,680
Infrequent Events(b)	144,444	218,943
Management fees(c)	400,000	450,000
Adjusted EBITDA	$8,072,710	$8,699,672

____________

(a)      Transaction fees relate to consulting, legal, and accounting fees in preparation for the Business Combinations.

(b)      Infrequent events consist of $0.1 million and $0.2 million for consulting fees related to Connecticut cannabis regulation proposals for the six months ended June 30, 2021 and 2020, respectively, as well as $50 thousand for a fire in a grow room causing repair expenses that have not been recovered by insurance for the six months ended June 30, 2020.

(c)      Represents management fees associated with management consulting services that will not be required to be paid after the closing of the Business Combinations.

Year Ended December 31, 2020 Compared to the Year Ended December 31, 2019

	For the year ended December 31,
	2020	2019
Net Income (Loss)	$14,589,928	$7,937,924
Provision for Income Taxes	1,178,500	747,527
Interest Expense, net	101,560	112,017
Depreciation & Amortization	798,538	976,702
EBITDA	16,668,526	9,774,170

Transaction Related Fees(a)	152,588	62,000
Infrequent Events(b)	246,594	415,664
Management fees(c)	500,000	550,000
Adjusted EBITDA	$17,567,708	$10,801,834

____________

(a)      Transaction fees relate to consulting, legal, and accounting fees in preparation for the Business Combinations.

(b)      Infrequent events includes $50 thousand for a fire in a grow room causing repair expenses that that have not been recovered by insurance for fiscal 2020 and $0.2 million for consulting fees related to Connecticut cannabis regulation proposals during fiscal 2020 and 2019 as well as $0.2 million for legal costs incurred for legal consultations and execution of internal agreements in 2019.

(c)      Represents management fees associated with management consulting services that will not be required to be paid after the closing of the Business Combinations.

Key Components of Results of Operations

The period to period comparisons of Theraplant’s results of operations have been prepared using the historical periods included in Theraplant’s consolidated financial statements. The following discussion should be read in conjunction with Theraplant’s consolidated financial statements and related notes included elsewhere in this proxy statement.

Revenues, net of discounts

Theraplant is a seed-to-wholesale cultivator, extractor, and processor that produces high quality cannabis products and sells wholesale product to dispensaries in the State of Connecticut. Revenues are recorded net of any applicable sales discounts.

Cost of goods sold, net (excludes depreciation and amortization)

Cost of goods sold, net is derived from costs related to the cultivation and production of cannabis and cannabis products. Cost of goods sold, net includes the costs directly attributable to the production of inventory and includes amounts incurred in the cultivation and manufacturing of finished goods, such as flower, concentrates, and ingestibles. Direct and indirect costs include, but are not limited to, material, labor, supplies, utilities, and facility costs associated with cultivation, not including depreciation and amortization.

Selling and marketing

Selling and marketing expenses consist of marketing expenses related to marketing programs for Theraplant products. As Theraplant continues to expand its facility, sales and marketing expenses will continue to increase.

General and administrative

General and administrative expenses represent costs incurred at Theraplant’s corporate offices, primarily related to personnel costs, including salaries, incentive compensation, benefits, and other professional service costs, including legal and accounting. Theraplant expects to continue to invest considerably in this area to support expansion plans and to support the increasing complexity of the cannabis business. Theraplant anticipates an increase in compensation expenses related to recruiting and hiring talent, accounting, legal and professional fees associated with becoming compliant with the Sarbanes-Oxley Act, and other public company corporate expenses.

Depreciation and amortization

Depreciation and amortization expenses represent a write-down to reduce the carrying value of Theraplant’s property and equipment and intangible assets. As Theraplant continues to grow and expand their property and equipment, we expect to see continued growth to the depreciation expense.

Other income (expense), net

Other income (expense), net consist primarily of interest expense and other non-operating activities.

Provision for income taxes

Theraplant’s members have elected to have Theraplant treated as a partnership for income tax purposes. The State of Connecticut imposes a corporate flow through tax of 6.99% on partnership earnings, resulting in taxable liabilities for Theraplant. Except for the corporate flow through tax, Theraplant’s items of income, loss, deduction, and credit are passed through to, and taken into account by Theraplant’s members in computing their own taxable income.

As Theraplant operates in the cannabis industry, it is subject to the limits of IRC Section 280E under which Theraplant is only allowed to deduct expenses directly related to sales of product. This results in permanent differences between ordinary and necessary business expenses deemed non-allowable under IRC Section 280E.

Results of Operations

Three Months Ended June 30, 2021 Compared to Three Months Ended June 30, 2020

	For the three months ended June 30,		Change Increase/(Decrease)
	2021	2020	$	%
Revenues, net of discounts	$6,569,714	$7,225,809	$(656,095)	(9)%
Cost of goods sold, net (excludes depreciation and amortization)	1,940,973	1,935,588	5,385	0%
Selling and marketing	182,545	48,757	133,788	274%
General and administrative	635,830	406,025	229,805	57%
Depreciation and amortization	201,225	199,105	2,120	1%
Other income (expense), net	(48,367)	(26,139)	22,228	85%
Provision for income taxes	(299,350)	(350,875)	(51,525)	(15)%
Net income	$3,261,424	$4,259,320	$(997,896)	(23)%

Revenues, net of discounts, for the three months ended June 30, 2021 was $6.6 million, compared to $7.2 million for the three months ended June 30, 2020, a decrease of $0.6 million, or 9%. The decrease in revenue is a result of pending legislation for the sale of adult-use cannabis in Connecticut. With the Bill No. 1201, “An Act Concerning Responsible and Equitable Regulation of Adult-Use Cannabis”, recently passed in June 2021, we believe that prospective consumers who may have obtained a medical card decided to wait to use cannabis until it is decriminalized in the second half of 2021, and when it is legal for cannabis card holders to increase their purchases to five ounces and legally gift it to non-medical card holders.

Cost of goods sold, net (excluding depreciation and amortization) remained consistent period over period at around $1.9 million for the three months ended June 30, 2021 and 2020.

Selling and marketing expenses for the three months ended June 30, 2021 was $0.2 million, compared to $0.05 million for the three months ended June 30, 2020, an increase of $0.1 million, or 274%. The increase is primarily due to large purchases in marketing material.

General and administrative expenses for the three months ended June 30, 2021 was $0.6 million, compared to $0.4 million for the three months ended June 30, 2020, an increase of $0.2 million, or 57%. The increase is primarily driven by an increase in professional services, legal fees and accounting fees related to the sale. There also has been a large increase in the cost of insurance due to expansion and increased revenues, and a large increase in lobbyist fees due to impending adult-use legalization.

Other income (expense), net, comprised of interest expense, for the three months ended June 30, 2021 was $(0.05) million, compared to $(0.03) million for the three months ended June 30, 2020, an increase of $0.02 million, or 85%. The increase is primarily due to an added additional Letter of Credit of $550,000, and the construction loan for $1.3 million which increased related interest and fees.

Six Months Ended June 30, 2021 Compared to Six Months Ended June 30, 2020

	For the six months ended June 30,		Change Increase/(Decrease)
	2021	2020	$	%
Revenues, net of discounts	$13,720,148	$13,978,395	$(258,247)	(2)%
Cost of goods sold, net (excludes depreciation and amortization)	4,419,348	4,412,088	7,260	0%
Selling and marketing	186,155	140,205	45,950	33%
General and administrative	1,997,986	1,440,052	557,934	39%
Depreciation and amortization	401,975	398,209	3,766	1%
Other income (expense), net	(83,156)	(52,262)	30,894	59%
Provision for income taxes	(549,850)	(603,375)	(53,525)	(9)%
Net income	$6,081,678	$6,932,204	$(850,526)	(12)%

Revenues, net of discounts, for the six months ended June 30, 2021 was $13.7 million, compared to $14.0 million for the six months ended June 30, 2020, a decrease of $0.3 million, or 2%. The decrease in revenue is a result of pending legislation of recreational adult use of marijuana in Connecticut discussed in the three months ended results of operations above.

Cost of goods sold, net (excluding depreciation and amortization) remained consistent period over period at around $4.4 million for the six months ended June 30, 2021 and 2020.

Selling and marketing expenses for the six months ended June 30, 2021 was $0.19 million, compared to $0.14 million for the six months ended June 30, 2020, an increase of $0.05 million, or 33%. The increase is primarily due to increased marketing year over year and adding promotional programs.

General and administrative expenses for the six months ended June 30, 2021 was $2.0 million, compared to $1.4 million for the six months ended June 30, 2020, an increase of $0.6 million, or 39%. The increase is primarily driven by an increase in legal and professional fees for the 2020 audit and 2021 Q1 review, insurance cost, payroll, and benefits.

Other income (expense), net, comprised of interest expense, for the six months ended June 30, 2021 was $(0.08) million, compared to $(0.05) million for the six months ended June 30, 2020, an increase of $0.03 million, or 59%. The increase is primarily due to an added additional Letter of Credit of $550,000, and the construction loan for $1.3 million which increased related interest and fees.

Year Ended December 31, 2020 Compared to Year Ended December 31, 2019

	For the year ended December 31,		Change Increase/(Decrease)
	2020	2019	$	%
Revenues, net of discounts	$28,375,477	$17,773,900	$10,601,577	60%
Cost of goods sold (excludes depreciation and amortization)	8,874,978	5,166,916	3,708,062	72%
Selling and marketing	333,114	330,627	2,487	1%
General and administrative	2,504,877	2,504,874	3	0%
Depreciation and amortization	798,538	976,702	(178,164)	(18)%
Other income (expense), net	(95,542)	(109,960)	(14,418)	(13)%
Provision for income taxes	(1,178,500)	(747,527)	430,973	58%
Net income	$14,589,928	$7,937,294	$6,652,634	84%

Revenues, net of discounts for fiscal 2020 was $28.4 million, compared to $17.8 million for fiscal 2019, an increase of $10.6 million, or 60%. The increase in revenue is a result of an increase in the number of medical card holders in the state of Connecticut which grew from approximately thirty-seven thousand customers in 2019 to approximately fifty thousand in 2020, and an increase in the number of dispensaries supplied by Theraplant which accounted for $1.8 million of the total increase in revenue. The organic growth experienced at dispensaries supplied by Theraplant, resulted in an additional $8.8 million in increased sales from fiscal 2019 to fiscal 2020.

Cost of goods sold, net (excluding depreciation and amortization) for fiscal 2020 was $8.9 million, compared to $5.2 million for fiscal 2019, an increase of $3.7 million, or 72%. The increase is primarily due to the growth in sales and production as well as Theraplant is continuing to increase employee headcount and infrastructure to support future growth.

Selling and marketing expenses remained consistent period over period at $0.3 million for fiscal 2020 and fiscal 2019.

General and administrative expenses remained consistent period over period at $2.5 million for fiscal 2020 and fiscal 2019. Theraplant experienced a reduction in consulting fees of approximately $0.1 million that were offset by an increase in repairs and maintenance of approximately $0.1 million

Depreciation and amortization for fiscal 2020 was $0.8 million, compared to $1.0 million for fiscal 2019, a decrease of $0.2 million, or 18%. This decrease is based on our depreciable base remaining relatively constant period over period.

Other income (expense), net, which consists of interest expenses, net, remained consistent period over period at $(0.1) million for fiscal 2020 and fiscal 2019.

Provision for income taxes in fiscal 2020 was $1.2 million, compared to $0.7 million in fiscal 2019, an increase of $0.4 million, or 58%. This increase is primarily a result of the $6.9 million increase in gross profit for the same periods. Under IRC Section 280E, cannabis companies are only allowed to deduct expenses that are directly related to production of the products. Due to the significant increase in gross profit as a result of the increase in sales and the efficiencies gained in automation of production, income tax expense increased significantly.

Liquidity and Capital Resources

Sources of Liquidity

Since Theraplant’s inception, it has funded its operations and capital spending primarily through cash flows from product sales, as well as third-party debt, and equity contributions, respectively. Theraplant is generating cash from sales and is deploying its capital reserves to acquire and develop assets capable of producing additional revenues and earnings over both the immediate and near term to support its business growth and expansion. Theraplant’s current principal sources of liquidity are cash and cash equivalents provided by operations. Cash and cash equivalents consist primarily of cash deposits with financial institutions. Cash and cash equivalents were $3.8 and $2.3 million as of June 30, 2021 and December 31, 2020, respectively.

Theraplant’s primary uses of cash are for working capital requirements, capital expenditures, and debt service payments. Additionally, from time to time, Theraplant may use capital for acquisitions and other investing and financing activities. Working capital is used primarily for personnel as well as costs related to the growth, manufacture, and production of products. Theraplant’s capital expenditures consist primarily of improvements in existing facilities, product development, and equipment purchases due to expansion.

As of June 30, 2021, Theraplant has a third-party promissory note payable with a principal balance outstanding of $1.7 million, due in April 2027, of which $0.2 is due in one year and bears interest of 5.5% per annum. Theraplant also has as a third-party commercial term loan with a principal balance outstanding of $0.5 million, due in March 2026, and bears interest of 6.875% per annum. Theraplant has a construction loan that provides for borrowing up to $4.4 million with a balance outstanding of $1.4 million, due February 2032, and bears interest through January 2027 of 6.875% per annum, adjusting to 3% above the Federal Home Loan Bank of Boston “Classic Advance Rate” on February 1, 2027 for the duration of the loan, with a “floor interest rate” of 5.5%. Theraplant plans to fund the current amounts due within one year with cash from operations. Theraplant believes that cash from operations in fiscal 2021 will be sufficient to cover current debt obligations. To the extent additional funds are necessary to meet long-term liquidity needs as Theraplant continues to execute its business strategy, Theraplant anticipates that additional funds will be obtained through the incurrence of indebtedness, additional equity financings or a combination of these potential sources of funds. There can be no assurance that Theraplant will be able to obtain additional funds on acceptable terms, on a timely basis, or at all. The failure to obtain sufficient funds on acceptable terms when needed could have a material adverse effect on the results of operations, and financial condition.

The following table presents Theraplant’s cash and outstanding debt as of the dates indicated:

	June 30, 2021	December 31, 2020
Cash and Cash Equivalents	$3,759,979	$2,263,061
Outstanding Debt:
Notes Payable	3,666,916	1,778,725
Total Debt	3,666,916	1,778,725
Less: deferred loan finance cost	159,707	23,869
Less: current portion of debt	176,516	68,674
Total long-term debt	$3,330,693	$1,686,182

Cash Flows

Six Months Ended June 30, 2021 Compared to Six Months Ended June 30, 2020

The table below highlights Theraplant’s cash flows for the periods indicated.

	For the six months ended June 30,
	2021	2020
Net Cash Provided By Operating Activities	$7,163,927	$7,917,376
Net Cash Used In Investing Activities	(3,275,833)	(409,932)
Net Cash Used In Financing Activities	(2,391,176)	(9,558,072)
Net Increase/(Decrease) In Cash and Cash Equivalents	$1,496,918	$(2,050,628)

Cash Flow from Operating Activities

Net cash provided by operating activities was $7.2 million for the six months ended June 30, 2021, a decrease of $0.7 million, compared to net cash provided by operating activities of $7.9 million during the six months ended June 30, 2020. This decrease is primarily due to lower net income partially offset by a lower increase in account receivable when comparing the six months ended June 30, 2021 and the six months ended June 30, 2020.

Cash Flow from Investing Activities

Net cash used in investing activities was $3.3 million for the six months ended June 30, 2021, an increase of $2.9 million, compared to net cash used in investing activities of $0.4 million during the six months ended June 30, 2020. The increase is due to increased investment in property, plant and equipment.

Cash Flow from Financing Activities

Net cash used in financing activities was $2.4 million for the six months ended June 30, 2021, an decrease of $7.2 million, compared to net cash used in financing activities of $9.6 million during the six months ended June 30, 2020. The decrease in cash is primarily due to a lower distribution to members during the six months ended June 30, 2021 than during the six months ended June 30, 2020, and lower proceeds from notes payable during the six months ended June 30, 2021.

Year Ended December 31, 2020 Compared to Year Ended December 31, 2019

The table below highlights Theraplant’s cash flows for the periods indicated.

	For the year ended December 31,
	2020	2019
Net Cash Provided By Operating Activities	$15,998,524	$6,181,753
Net Cash Used In Investing Activities	(926,318)	(693,519)
Net Cash Used In Financing Activities	(19,994,395)	(1,540,462)
Net Increase (Decrease) In Cash and Cash Equivalents	$(4,922,189)	$3,947,772

Cash Flow from Operating Activities

Net cash provided by operating activities was $16.0 million for fiscal 2020, an increase of $9.8 million, compared to net cash provided by operating activities of $6.2 million during fiscal 2019. This increase is primarily due to (1) increase in net income from fiscal 2019 to fiscal 2020; and (2) management’s focus on operational improvements all resulting in improved cash flows from operations.

Cash Flow from Investing Activities

Net cash used in investing activities was $0.9 million for fiscal 2020, an increase of $0.2 million, compared to net cash used in investing activities of $0.7 million during fiscal 2019. The increase is due to the cash spent as part of Theraplant’s property and equipment expansion.

Cash Flow from Financing Activities

Net cash used in financing activities was $20.0 million for fiscal 2020, an increase of $18.5 million, compared to net cash used in financing activities of $1.5 million during fiscal 2019. The increase in cash used was primarily related to the $20.0 million of distributions to members during fiscal 2020 compared to the $2.0 million distributions to members in fiscal 2019.

Funding Sources

Liquidity following the Transactions

Following the consummation of the Business Combinations, we anticipate that cash flows from operations, cash on hand, along with the net cash expected to be funded at the Closing of the Business Combinations after considering the PIPE, Greenrose trust account, transaction costs, payment of any convertible promissory notes and consideration paid for each of the target companies, will be sufficient to fund the liquidity requirements after the Closing Date. From time to time, we may establish new local lines of credit or utilize existing local lines of credit. We will manage our cash balances by utilizing available cash management strategies, which may include intercompany agreements, opening lines of credit, or other banking relationships. However, our ability to service our indebtedness and to fund our other liquidity requirements will depend on our ability to generate and access cash in the future. This is subject to general economic, financial, contractual, competitive, legislative, regulatory, and other factors, some of which are beyond our control, as well as the factors described in “Risk Factors.”

Off-Balance Sheet Arrangements

We do not have any off-balance sheet arrangements or other financing activities with special-purpose entities.

Commitments and Contingencies

Theraplant follows the provisions of U.S. GAAP when recording litigation related contingencies. A liability is recorded when a loss is probable and can be reasonably estimated. On March 14, 2021, Theraplant received a letter from counsel for four members of the Company (i) requesting information regarding the 2018 issuance of warrants to certain members of management and a consultant of Theraplant, and (ii) alleging potential claims against Theraplant, including for breach of fiduciary duty, fraudulent misrepresentation and omissions, and potentially breach of the

Theraplant’s operating agreement. Theraplant, through its legal counsel has responded to two separate information requests and no claims have been filed. Theraplant has not concluded that the likelihood of an unfavorable outcome is either “probable” or “remote,” and expresses no opinion as to the likely outcome of such matter. Furthermore, Theraplant is unable to provide an estimate of the amount or range of potential loss if the outcome of pending or overtly threatened litigation, claims or assessments should be unfavorable.

Critical Accounting Estimates

The preparation of the consolidated financial statements in conformity with GAAP requires management to make judgments, estimates, and assumptions about the carrying amounts of assets and liabilities that are not readily apparent from other sources. The estimates and underlying assumptions are reviewed on an ongoing basis. The estimates and associated assumptions are based on historical experience and other factors that are considered to be relevant. Actual results may differ from these estimates, and revisions to accounting estimates are recognized in the period in which the estimate is revised.

Significant judgments, estimates, and assumptions that have the most significant effect on the amounts recognized in the consolidated financial statements of Theraplant are described below.

Estimated Useful Lives and Depreciation of Property and Equipment and Intangible Assets

Depreciation and amortization of property and equipment and intangible assets are dependent upon estimates of useful lives, which are determined through the exercise of judgment. The assessment of any impairment of these assets is dependent upon estimates of recoverable amounts that take into account factors such as economic and market conditions and the useful lives of assets.

Inventories

The net realizable value of inventories represents the estimated selling price for inventories in the ordinary course of business, less all estimated costs of completion and costs necessary to make the sale. The determination of net realizable value requires significant judgment, including consideration of factors such as shrinkage, the aging of and future demand for inventory, expected future selling price, what we expect to realize by selling the inventory and the contractual arrangements with customers. Reserves for excess and obsolete inventory are based upon quantities on hand, projected volumes from demand forecasts and net realizable value. The estimates are judgmental in nature and are made at a point in time, using available information, expected business plans and expected market conditions. As a result, the actual amount received on sale could differ from the estimated value of inventory. Periodic reviews are performed on the inventory balance. The impact of changes in inventory reserves is reflected in cost of goods sold.

Allowance for Uncollectible Accounts

Allowances for doubtful accounts reflect Theraplant’s estimate of amounts in its existing accounts receivable that may not be collected due to customer claims or customer inability or unwillingness to pay. The allowance is determined based on a combination of factors, including Theraplant’s risk assessment regarding the credit worthiness of its customers, historical collection experience and length of time the receivables are past due. Though infrequent, if ever, account balances are charged off against the allowance when Theraplant believes it is probable the receivable will not be recovered. No allowance for doubtful accounts was required as of June 30, 2021 and December 31, 2020.

Provision for Income Taxes

Theraplant is classified as partnership for income tax purposes and an LLC, thus does not pay state and federal income taxes. As such, all the income, loss, deductions, and credits are passed through to, and taken into account by the members of Theraplant.

Theraplant is subject to the limits of IRC Section 280E under which Theraplant is only allowed to deduct expenses directly related to sales of product. This results in permanent differences between ordinary and necessary business expenses deemed non-allowable under IRC Section 280E.

The state of Connecticut imposes a corporate flow through tax on partnership earnings, resulting in an accrued tax liability. Theraplant recognizes deferred tax amounts arising from timing differences between federal and state depreciation regulations.

Recently Issued Accounting Pronouncements

In March 2020, the FASB issued ASU 2020-04 (ASU), Reference Rate Reform (Topic 848) (“ASC 848”), this standard provides optional guidance for a limited period of time to ease the potential burden in accounting for the effects of reference rate reform on financial reporting. Reference rates are widely used in a broad range of financial instruments and other agreements. In response to concerns about structural risks of interbank offered rates, regulators in several jurisdictions around the world have undertaken efforts generally referred to as reference rate reform, to identify alternative reference rates that are more observable or transaction-based and less susceptible to manipulation. As a result of the reference rate reform initiative, certain widely used reference rates are expected to be discontinued. The ASU can be adopted no later than December 31, 2022 with early adoption permitted. The Company is evaluating the effect of adopting this new accounting guidance.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF TRUE HARVEST

The following discussion and analysis should be read in conjunction with the consolidated financial statements and related notes of True Harvest included elsewhere in this proxy statement. This discussion contains forward-looking statements reflecting our current expectations, estimates and assumptions concerning events and financial trends that may affect our future operating results or financial position. Actual results and the timing of events may differ materially from those contained in these forward-looking statements due to a number of factors, including those discussed in the sections entitled “Risk Factors” and “Forward-Looking Statements” appearing elsewhere in this proxy statement.

Unless otherwise indicated by the context, references to “True Harvest” refer to True Harvest solely, and references to the “Company,” “our,” “we,” “us” and similar terms refer to Greenrose Acquisition Corp. after giving effect to the Business Combinations.

Business Combinations

Greenrose Acquisition Corp. is a special purpose acquisition company formed on August 26, 2019 for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. Prior to our entering into the Business Combinations Agreements, our acquisition and value creation strategy was to identify, acquire and, after an initial business combination, to build a company in an industry or sector that complements the experience of our management team and can benefit from our operational expertise.

Subsequent to the closing of the Business Combinations, our operations will include (i) breeding & cultivating cannabis plants, (ii) manufacturing branded consumer products, (iii) distributing cannabis flower and manufactured products, and (iv) retailing high-quality, effective and doseable cannabis products to consumers. We appeal to medical and adult recreational use (“adult-use”) customers through brand strategies intended to build trust, loyalty and repeat purchase.

Pursuant with the guidance set forth in ASC 805, we have determined that Greenrose Acquisition Corp. is the accounting acquirer and accordingly, the Business Combinations will be treated as a forward acquisition of each of the Target Businesses.

As a result of the Business Combinations and the application of acquisition accounting, the assets and liabilities of the Target Businesses will be adjusted to their estimated fair market values as of the Closing. We anticipate these adjusted valuations will result in an increase in our future operating expenses due to the increased depreciation and amortization expense related to the increased carrying value of our fixed assets and identifiable definite-lived intangible assets. Additionally, the excess value of the total purchase price over the estimated fair value of our identifiable assets and liabilities, inclusive of identifiable intangible assets and contingent consideration, on the Closing will be allocated to goodwill. Any identifiable indefinite-lived assets, including goodwill, will be subject to annual impairment testing. See “Unaudited Pro Forma Condensed Combined Financial Information” and “Risk Factors — Risks related to the Acquisition”. “If our goodwill or intangible assets become impaired, we may be required to record a significant charge to earnings.” Additionally, we expect to finance the Business Combinations through a PIPE financing comprised of a series of debt instruments, which is expected to increase interest expense on the consolidated financial statements.

In arriving at the estimated fair values presented in the unaudited pro forma condensed combined financial statements, we have considered the preliminary appraisals of independent consultants, which were based on a preliminary and limited review of forecasts and discount rates. We expect to complete the purchase price allocation after considering the fair market value of each of the Target Businesses, assets and liabilities at the level of detail necessary to finalize the purchase price allocation. The preliminary estimated purchase price allocation is subject to change for a number of reasons, including:

—     finalization of the fair value of working capital and other assets and liabilities on the opening balance sheet;

—     the final identification and valuation of intangible assets; and

—     completion of appraisals of assets acquired and liabilities assumed.

The final purchase price allocation will be adjusted based on the factors above and may differ materially from the estimated allocation. See “Unaudited Pro Forma Condensed Combined Financial Information.”

Overview

True Harvest, LLC is a limited liability company established in 2015 in the State of Arizona. True Harvest cultivates, manufactures, and sells medical marijuana in the State of Arizona, under a cultivation agreement with a third-party licensor, who has a medical marijuana dispensary registration certificate from Arizona Department of Health Services and is authorized to operate an off-site cultivation facility.

Regulation Overview and Balance Sheet Exposure

Subsequent to the Business Combinations, 100% of our balance sheet will be exposed to U.S. cannabis-related activities. We believe our operations are in material compliance with all applicable state and local laws, regulations, and licensing requirements in the states and locals in which we operate. However, cannabis remains illegal under U.S. federal law and substantially all our revenue is derived from U.S. cannabis operations. For information about risks related to U.S. cannabis operations, please refer to “Risk Factors” in this proxy statement.

Key Performance Indicators and Non-GAAP Measures

Our management uses a variety of financial and operating metrics to evaluate our business, analyze our performance, and make strategic decisions. We believe these metrics and non-GAAP financial measures provide useful information to investors and others in understanding and evaluating our operating results in the same manner as management. However, these measures are not financial measures calculated in accordance with GAAP and should not be considered as substitutes for financial measures that have been calculated in accordance with GAAP. We primarily review the following key performance indicators and non-GAAP measures when assessing our performance: (i) revenue; (ii) EBITDA; (iii) adjusted EBITDA; (iv) working capital; (v) cash flow; and (vi) return on capital employed. We believe these indicators provide us with useful data with which to measure our performance.

Adjusted EBITDA

Adjusted EBITDA is a non-GAAP financial measures that represents earnings before interest expense, income taxes, depreciations, and amortization, or EBITDA and further adjustments to EBITDA to exclude certain non-cash items and other non-recurring items that management believes are not indicative of ongoing operations.

True Harvest discloses EBITDA and Adjusted EBITDA in this proxy statement because these non-GAAP measures are key measures used by its management to evaluate our business, measure its operating performance and make strategic decisions. We believe EBITDA and Adjusted EBITDA are useful for investors and others in understanding and evaluating our operations results in the same manner as its management. However, EBITDA and Adjusted EBITDA are not financial measures calculated in accordance with GAAP and should not be considered as a substitute for net income, income before income taxes, or any other operating performance measure calculated in accordance with GAAP. Using these non-GAAP financial measures to analyze our business would have material limitations because the calculations are based on the subjective determination of management regarding the nature and classification of events and circumstances that investors may find significant. In addition, although other companies in our industry may report measures titled EBITDA and Adjusted EBITDA or similar measures, such non-GAAP financial measures may be calculated differently from how we calculate non-GAAP financial measures, which reduces their overall usefulness as comparative measures. Because of these limitations, you should consider EBITDA and Adjusted EBITDA alongside other financial performance measures, including net income and our other financial results presented in accordance with GAAP. The following table presents a reconciliation of net income to EBITDA and Adjusted EBITDA for each of the periods indicated:

Six Months Ended June 30, 2021 Compared to the Six Months Ended June 30, 2020

	For the six months ended June 30,
	2021	2020
Net Income (Loss)	$2,589,888	$(1,264,804)
Interest expense	885,377	802,133
Depreciation	362,088	228,963
EBITDA	3,837,353	(233,708)
Transaction Related Fees(a)	349,421	122,217
Infrequent Events(b)	(287,969)	42,357
Litigation costs(c)	82,394	—
Adjusted EBITDA	$3,981,199	$(69,134)

____________

(a)      Transaction fees relate to consulting, legal, and accounting fees in preparation for the business combination.

(b)      Infrequent event in 2021 primarily includes gains on settlements with legal counsel and other venders. Infrequent events in 2020 were associated to payroll taxes penalties due to an issue with a vendor.

(c)      Litigation costs relate to legal fees paid to litigate on outstanding legal proceedings.

Year Ended December 31, 2020 Compared to the Year Ended December 31, 2019

	For the year ended December 31,
	2020	2019
Net Loss	$(1,002,005)	$(3,807,156)
Interest expense	1,555,835	1,329,989
Depreciation	541,883	398,182
EBITDA	1,095,713	(2,078,985)
Infrequent Events(a)	42,357	302,125
Litigation costs(b)	217,278	627,796
Adjusted EBITDA	$1,355,348	$(1,149,064)

____________

(a)      Infrequent events in 2019 relate to settlement fees associated with a cultivation and service agreement which were paid to separate from the Non Profit Patient Center, Inc. Infrequent events in 2020 were associated to payroll taxes penalties due to an issue with a vendor.

(b)      Litigation costs relate to legal fees paid to litigate on outstanding legal proceedings with the Non Profit Patient Center, Inc., Copper State Herbal Center, Inc., Rocinate Construction, LLC/PinderNation Electric, LLC, and court receivership.

Key Components of Results of Operations

The period to period comparisons of True Harvest’s results of operations have been prepared using the historical periods included in True Harvest’s consolidated financial statements. The following discussion should be read in conjunction with True Harvest’s consolidated financial statements and related notes included elsewhere in this proxy statement.

Revenues, net

True Harvest is a cultivator, manufacturer, and seller of medical marijuana in the state of Arizona, under a cultivation agreement with a third-party licensor, who has a medical marijuana dispensary registration certificate from Arizona Department of Health Services and is authorized to operate an off-site cultivation facility.

Cost of revenues (exclusive of depreciation)

Cost of revenues (exclusive of depreciation) is derived from costs related to the cultivation and manufacturing of marijuana. Cost of revenue (exclusive of depreciation) includes the costs directly attributable to the production of inventory and includes amounts incurred in the cultivation and manufacturing of finished goods. Direct and indirect costs include, but are not limited to, material, labor, supplies, utilities, and facilities costs associated with cultivation.

Selling, general and administrative

Selling, general and administrative expenses represent costs incurred at True Harvest’s corporate offices, primarily related to personnel costs, including salaries, incentive compensation, benefits, and other professional service costs, including legal and accounting. True Harvest expects to continue to invest considerably in this area to support expansion plans and to support the increasing complexity of the cannabis business. True Harvest anticipates an increase in compensation expenses related to recruiting and hiring talent, accounting, legal and professional fees associated with becoming compliant with the Sarbanes-Oxley Act, and other public company corporate expenses.

Other expense (income), net

Other expense (income), net consist primarily of interest expense and other non-operating activities.

Results of Operations

Six Months Ended June 30, 2021 Compared to Six Months Ended June 30, 2020

	For the six months ended June 30,		Change Increase/(Decrease)
	2021	2020	$	%
Revenues, Net	$7,853,965	$3,360,284	$4,493,681	134%
Cost of Revenues (excludes depreciation)	3,029,872	3,143,975	(114,103)	(4)%
Selling, General and Administrative	1,292,864	435,028	857,836	197%
Depreciation	362,088	228,963	133,125	58%
Total Costs and Expenses from Operations	4,684,824	3,807,966	876,858	23%
Income (Loss) From Operations	3,169,141	(447,682)	3,616,823	808%
Interest Expense	885,377	802,133	83,244	10%
Other Expense (Income), Net	(306,124)	14,989	(321,113)	(2,142)%
Net Income (Loss)	$2,589,888	$(1,264,804)	$3,854,692	305%

Revenues, net, for the six months ended June 30, 2021 was $7.9 million, compared to $3.4 million for the six months ended June 30, 2020, an increase of $4.5 million, or 134%. The increase in revenue is due to the addition of a 4th flower room in the six months ended June 31, 2021 as opposed to 3 flower rooms in the six months ended in June 30, 2020. Additionally, market conditions led to higher prices for True Harvest’s products. The 4th room added an additional 250 to 300 pounds of products every 63 days, and the price for flower increased from an average of $1,847 per pound during the six months ended June 30, 2020 to an average of $2,501 per pound during the six months ended June 30, 2021.

Cost of revenues (exclusive of depreciation) decreased period over period from $3.0 million to $3.1 million for the six months ended June 30, 2021 and 2020. The 4% decrease is primarily due to increased efficiencies in the cultivation process.

Selling, general and administrative expenses for the six months ended June 30, 2021 was $1.3 million, compared to $0.4 million for the six months ended June 30, 2020, an increase of $0.9 million, or 197%. The increase is primarily due to the increase in production and operations size and professional fees related to the audit and legal fees in connection to the Business Combination. The professional fees accounted for $0.6 million of the increase.

Depreciation expense for the six months ended June 30, 2021 was $0.4 million, compared to $0.2 million for the six months ended June 30, 2020, an increase of $0.1 million or 58%. The increase is primarily related to approximately $4.0 million of fixed asset additions since the end of the six months ended June 30, 2020.

Interest expense for the six months ended June 30, 2021 was $0.9 million, compared to $0.8 million, a change of $0.1 million or 10%. The change is primarily due to True Harvest having more debt during the six months ended June 30, 2021.

Other expense (income), net, for the six months ended June 30, 2021 was $(0.3) million, compared to $0.01 million, a change of $(0.3) million or (2,142)%. The change is primarily due to a settlement with a law firm in March 2021 resulting in a $0.3 increase in other expense (income).

Year Ended December 31, 2020 Compared to Year Ended December 31, 2019

	For the year ended December 31,		Change Increase/(Decrease)
	2020	2019	$	%
Revenues, Net	$8,036,344	1,281,452	6,754,892	527%
Cost of Revenues (excludes depreciation)	5,817,553	2,406,351	3,411,202	142%
Selling, General and Administrative	1,022,046	952,131	69,915	7%
Depreciation	541,883	398,182	143,701	36%
Total Costs and Expenses from Operations	7,381,482	3,756,664	3,624,818	96%
Income (Loss) From Operations	654,862	(2,475,212)	3,130,074	126%
Interest Expense	$1,555,835	1,329,989	225,846	17%
Other Expense (Income), Net	101,032	1,955	99,077	5,068%
Net Income (Loss)	(1,002,005)	(3,807,156)	2,805,151	74%

Revenues, net for fiscal 2020 was $8.0 million, compared to $1.3 million for fiscal 2019, an increase of $6.7 million, or 527%. In addition to revenue growth from the expansion of cultivation rooms, the increase in revenue is primarily due to a result of a dispute between a licensor and True Harvest during fiscal 2019 that resulted in the destruction of a significant portion of True Harvest’s inventory. This dispute resulted in lost revenues estimated by an expert witness of $5.4 million during fiscal 2019, and it is currently being litigated, whereas in 2020 the cultivation rooms were producing at normal capacity.

Cost of revenues (exclusive of depreciation) for fiscal 2020 was $5.8 million, compared to $2.4 million for fiscal 2019, an increase of $3.4 million, or 142%. The increase is primarily due to the growth in sales and production as well as True Harvest continuing to increase employee headcount and infrastructure to support future growth. Additionally, if not for the dispute discussed above, cost of revenues for fiscal 2019 would have been $2.2 million greater.

Depreciation for fiscal 2020 was $0.5 million, compared to $0.4 million for fiscal 2019, an increase of $0.1 million, or 36%. The increase is primarily due to the addition of cultivation rooms during fiscal 2020.

Interest expense for fiscal 2020 was $1.6 million, compared to $1.3 million for fiscal 2019, an increase of $0.3 million or 17%. The increase is primarily related to the overall increase in notes payable from fiscal 2019 to fiscal 2020.

Other expense (income) net, increased by $0.1 million from fiscal 2019 to fiscal 2020. The increase is primarily due to a loss from a loan forgiveness of one of True Harvest’s members.

Liquidity and Capital Resources

Sources of Liquidity

Since True Harvest’s inception, it has funded its operations and capital spending primarily through cash flows from product sales, as well as third-party debt, and equity contributions, respectively. True Harvest is generating cash from sales and is deploying its capital reserves to acquire and develop assets capable of producing additional revenues and earnings over both the immediate and near term to support its business growth and expansion. True Harvest’s current principal sources of liquidity are cash and cash equivalents provided by operations. Cash and cash equivalents consist primarily of cash deposits with financial institutions. Cash and cash equivalents were $0.3 and $0.4 million as of June 30, 2021 and December 31, 2020, respectively.

True Harvest’s primary uses of cash are for working capital requirements, capital expenditures, and debt service payments. Additionally, from time to time, True Harvest may use capital for acquisitions and other investing and financing activities. Working capital is used principally for personnel as well as costs related to the growth, manufacture, and production of products. True Harvest’s capital expenditures consist primarily of improvements in existing facilities and product development.

As of June 30, 2021, True Harvest has several promissory notes payable with total principal balances outstanding of $12.8 million. Of the $12.8 million of principal outstanding, $12.2 million is outstanding with related parties and bears interest ranging from 12% to 15% annually, and $0.6 million is from promissory notes with third-parties which bear interest ranging from 0% to 12%. Of the outstanding debt, $4.4 million is due in one year. True Harvest plans to fund the current amounts due within one year with cash from operations. True Harvest believes that cash from operations in fiscal 2021 will be sufficient to cover current debt obligations. To the extent additional funds are necessary to meet long-term liquidity needs as True Harvest continues to execute its business strategy, True Harvest anticipates that additional funds will be obtained through the incurrence of indebtedness, additional equity financings or a combination of these potential sources of funds. There can be no assurance that True Harvest will be able to obtain additional funds on acceptable terms, on a timely basis, or at all. The failure to obtain sufficient funds on acceptable terms when needed could have a material adverse effect on the results of operations and financial condition.

The following table presents True Harvest’s cash and outstanding debt as of the dates indicated:

	June 30, 2021	December 31, 2020
Cash and Cash Equivalents	$276,826	$447,455
Outstanding Debt:
Notes Payable	12,788,992	11,341,247
Total Debt	12,788,992	11,341,247
Less: current portion of debt	4,426,277	3,298,842
Less: debt issuance cost and discount	75,000
Total long-term debt	$8,287,715	$8,042,405

Cash Flows

Six Months Ended June 30, 2021 Compared to Six Months Ended June 30, 2020

The table below highlights True Harvest’s cash flows for the periods indicated.

	For the six months ended June 30,
	2021	2020
Net Cash Provided By Operating Activities	$1,984,060	$267,810
Net Cash Used In Investing Activities	(2,936,036)	(342,596)
Net Cash Provided By Financing Activities	1,032,697	427,005
Net Increase In Cash and Cash Equivalents and restricted cash	$80,721	$352,219

Cash Flow from Operating Activities

Net cash provided by operating activities was $2.0 million for the six months ended June 30, 2021, an increase of $1.7 million, compared to net cash used in operating activities of $0.3 million during the six months ended June 30, 2020. The increase is primarily due to the increase in net income of $3.9 million when comparing the six months ended June 30, 2021 to the six months ended June 30, 2020.

Cash Flow from Investing Activities

Net cash used in investing activities was $2.9 million for the six months ended June 30, 2021, an increase of $2.6 million, compared to net cash used in investing activities of $0.3 million during the six months ended June 30, 2020. The increase is due to increased investment in property, plant and equipment due to building out additional cultivation rooms.

Cash Flow from Financing Activities

Net cash provided by financing activities was $1.0 million for the six months ended June 30, 2021, an increase of $0.6 million, compared to net cash provided by financing activities of $0.4 million during the six months ended June 30, 2020. The increase is primarily due to a repayment of notes payables, payment of debt issuance costs and distributions to members during 2021.

Year Ended December 31, 2020 Compared to Year Ended December 31, 2019

The table below highlights True Harvest’s cash flows for the periods indicated.

	For the year ended December 31,
	2020	2019
Net Cash Provided By (Used In) Operating Activities	$947,369	$(3,252,561)
Net Cash Used In Investing Activities	(1,365,488)	(491,025)
Net Cash Provided By Financing Activities	815,741	3,993,419
Net Increase In Cash and Cash Equivalents	$397,622	$249,833

Cash Flow from Operating Activities

Net cash provided by operating activities was $1.0 million for fiscal 2020, an increase of $4.2 million, compared to net cash used in operating activities of $3.3 million during fiscal 2019. This increase is primarily due to (1) increase in net income from fiscal 2019 to fiscal 2020; and (2) management’s focus on operational improvements all resulting in improved cash flows from operations.

Cash Flow from Investing Activities

Net cash used in investing activities was $1.4 million for fiscal 2020, an increase of $0.9 million, compared to net cash used in investing activities of $0.5 million during fiscal 2019. The increase is due to increased investment in property, plant and equipment, due to building out additional cultivation rooms.

Cash Flow from Financing Activities

Net cash provided by financing activities was $0.8 million for fiscal 2020, a decrease of $3.2 million, compared to net cash provided by financing activities of $4.0 million during fiscal 2019. The decrease was primarily related to a decrease in proceeds from issuance of notes payable.

Funding Sources

Liquidity following the Transactions

Following the consummation of the Business Combinations, we anticipate that cash flows from operations, cash on hand, along with net cash expected to be funded at the Closing of the Business Combinations after considering the PIPE, Greenrose trust account, transaction costs, payment of any convertible promissory notes and consideration paid for each of the target companies, will be sufficient to fund the liquidity requirements after the Closing Date. From time to time, we may establish new local lines of credit or utilize existing local lines of credit. We will manage our cash balances by utilizing available cash management strategies, which may include intercompany agreements, opening lines of credit, or other banking relationships. However, our ability to service our indebtedness and to fund our other liquidity requirements will depend on our ability to generate and access cash in the future. This is subject to general economic, financial, contractual, competitive, legislative, regulatory, and other factors, some of which are beyond our control, as well as the factors described in “Risk Factors.”

Off-Balance Sheet Arrangements

We do not have any off-balance sheet arrangements or other financing activities with special-purpose entities.

Commitments and Contingencies

On March 25, 2019, Superior Court of Arizona granted the application for the appointment of a receiver, which resulted in a court receivership. On January 9, 2020, Superior Court of Arizona ordered that the receiver is discharged from all obligations, duties and liabilities, if any, owed under the receivership order, upon consideration of the motion to approve discharge of receiver, which ended the court receivership.

Copper State Herbal Center, Inc. vs. True Harvest, LLC

True Harvest maintained a business relationship with Copper State Herbal Center, Inc. (“Copper State”) under an amended consulting services agreement entered into on April 1, 2017. Copper State and the Company have competing claims for breach of the amended consulting services agreement. In addition, the Company sued Copper State for breach of fiduciary duties arising out of Copper State’s failure, as an entity licensed by Arizona Department of Health Services, to protect the medical cannabis products and flowering plants in the Facility leading directly to the Company’s loss of several million dollars in revenue. The Company believes its damages outstrip Copper State’s alleged damages by at least 5:1. Currently, the parties are going through a discovery phase, which is nearing an end. A trial date has not been set. Any gain or loss in connection with this litigation is currently not estimable. The Company did not recognize any receivable or liability in connection with the litigation as of June 30, 2021.

In 2019, in connection with the litigation, True Harvest suspended its payment on the promissory notes dated May 16, 2018 issued to Copper State. Certain member of the Company provided guarantee and all the membership interests of the guarantor member at the time of the issuance was provided as collateral. The promissory note bears no interest. However, upon default, the Company should pay penalty interest at 12% per year, compounded annually, and the lender may demand the repayment of the entire remaining notes payable. The Company recorded penalty interest expense, and the entire remaining principal balance was included in Current Portion of Notes Payable in the condensed balance sheets as of June 30, 2021 and December 31, 2020.

Non Profit Patient Center, Inc. vs. True Harvest, LLC

True Harvest maintained a business relationship with Non Profit Patient Center, Inc. (“NPPC”) since True Harvest entered into a cultivation service agreement with NPPC on November 5, 2018. In 2019, True Harvest sued NPPC for breach of contract, breach of the covenant of good faith and fair dealing, fraudulent inducement, negligent misrepresentation, and tortious interference with a business expectancy. These causes of action arose out of NPPC’s failure to abide by the cultivation services agreement with True Harvest.

On January 9, 2020, a trial court ordered settlement agreement and dismissed all matters. True Harvest deposited $200,000 in an escrow account for the settlement, included in Restricted Cash in the condensed balance sheets as of December 31, 2020. In addition, True Harvest had a payable of $200,000 for the settlement, included in Accounts Payable in the condensed balance sheets as of December 31, 2020.

On February 10, 2020, NPPC appealed the settlement order. The Court of Appeals dismissed the appeal because the settlement order was not a final order from which an appeal lies. On February 5, 2021, True Harvest and its investors have filed a motion to dismiss this action in accordance with the settlement agreement. NPPC suggested that NPPC may appeal an order dismissing the case.

On or about April 16, 2021, the lawsuit was resolved by the entry of a consensual order dismissing the case, with prejudice. The dismissal fulfilled the final terms of the settlement that was reached between the litigants. Since the dismissal was with prejudice, all litigation between True Harvest and NPPC arising out of their prior contractual relationship should be concluded. Based on this, True Harvest made the payment of $200,000 and NPPC accepted the settlement payment in April 2021, which reduced True Harvest’s restricted cash and accounts payable.

Rocinante Construction, LLC and PinderNation Electric, LLC vs. True Harvest, LLC

In 2020, True Harvest sued Rocinante Construction, LLC (“Rocinante”) and PinderNation Electric, LLC (“PinderNation”) for construction defects in relation to the electrical and lighting works at certain sections of the Facility, which resulted in losing the use of approximately 25% of the planned lighting in the sections. Rocinante has asserted a counterclaim against True Harvest for construction fees related to certain phase of construction work. Currently, the parties are going through a discovery phase, but the parties are committed to participate in alternative dispute resolution in 2021. A trial date has not been set. Any gain or loss in connection with this litigation is currently not estimable. True Harvest did not recognize any receivable or liability in connection with the litigation as of June 30, 2021.

Critical Accounting Estimates

The preparation of the consolidated financial statements in conformity with GAAP requires management to make judgments, estimates, and assumptions about the carrying amounts of assets and liabilities that are not readily apparent from other sources. The estimates and underlying assumptions are reviewed on an ongoing basis. The estimates and associated assumptions are based on historical experience and other factors that are considered to be relevant. Actual results may differ from these estimates, revisions to accounting estimates are recognized in the period in which the estimate is revised.

Significant judgments, estimates, and assumptions that have the most significant effect on the amounts recognized in the consolidated financial statements of True Harvest are described below.

Estimated Useful Lives and Impairment of Property and Equipment

Depreciation of property and equipment is recorded on a straight-line basis over their estimated useful lives, which do not exceed the lease term in the case of leasehold improvement. True Harvest evaluates the recoverability of property and equipment, whenever events or changes in circumstances indicate that the carrying value of an asset or asset group may not be recoverable.

Allowance for Uncollectible Accounts

Management determines the allowance for uncollectible receivables by evaluating individual receivable balances, customers’ financial condition and current economic conditions. Accounts receivable are written off when deemed uncollectible. Recoveries of accounts receivable previously written off are recorded as income when received.

Inventories

Inventory is recorded at lower of cost or net realizable value. Net realizable value is determined as the estimated selling price in the ordinary course of business less the estimated costs of completion and the estimated costs necessary to make the sale. True Harvest reviews inventory for obsolete, redundant and slow-moving goods, and any such inventories are written down to net realizable value.

Recently Issued Accounting Pronouncements

In February 2016, the Financial Accounting Standards Board (“FASB”) issued new guidance on the recognition and measurement of leases, Accounting Standards Codification (“ASC”) Topic 842 Leases. Under this guidance, a lessee recognizes right-of-use assets and lease liabilities on the balance sheet for leases. Lease expenses continue to be recognized on the income statement in a manner similar to current accounting. Additionally, this guidance requires enhanced disclosures regarding the amount, timing, and uncertainty of cash flows arising from leasing arrangements. This new guidance will be effective for the Company for fiscal years beginning after December 15, 2021. The Company is currently evaluating the effect of adopting this guidance on the Company’s financial statements.

In January 2021, the FASB issued an amended guidance on ASC Topic 848 Reference Rate Reform. The amendments in this guidance clarify that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this guidance are effective immediately for all entities. The guidance did not have any effect on the Company’s financial statements.

OUR STRATEGY

Introduction

Our initial business combination and value creation strategy has been to identify, acquire and, after our initial business combination, assist in the growth of a business in the cannabis industry.

The Cannabis business in the United States and Market Conditions. The regulatory landscape for the cannabis business in most States in the Unites States is developing rapidly, even while cannabis is not legal under current federal law. See ”Regulatory Framework.”

Although the cannabis industry has experienced rapid, evolutionary growth and continues to mature, we believe the industry is still highly fragmented and undercapitalized, and companies operating across multiple verticals consistently have trouble accessing capital from traditional sources. Historically, businesses that operate within the legal cannabis industry in the U.S. have relied largely on private money — friends and family, high net-worth individuals and small-to-medium-sized private investment firms, as institutional investors have shied away from companies in the cannabis industry, in particular those that are directly involved in the production, distribution and sale of cannabis (businesses that “touch the plant”). We believe we are creating a compelling structure that will enable one or more target companies to go public, thereby accessing significant capital for both organic growth and for acquisitions of synergistic and often undercapitalized assets.

Given the rapid and continued growth of the legal cannabis market, Greenrose management believes that the ability to move quickly to capitalize on new opportunities is critical to success in creating stakeholder value. Potential areas of interest in the cannabis industry include but are not limited to domestic businesses that are involved in the production, distribution, and sale of cannabis as well as businesses that legally under state law cultivate, process and/or aid in the retail and direct-to-consumer distribution of cannabis. Management has pursued consolidation and integration in mature cannabis markets — e.g., California, Colorado, Oregon, and Nevada — with a focus on production, distribution/processing, and retail sale, which management believes will provide attractive returns to vertical integration throughout the cannabis supply chain as well as scale gains from horizontal consolidation. We believe that in these more developed markets, consumers have increasingly accepted cannabis as a consumer product, opening up the opportunity for building regional cannabis retail and product brands. Additionally, management has pursued opportunities to invest in evolving, less mature limited license medical markets and newly/recently legalized recreational markets such as Connecticut, Arizona and Michigan. Access to these markets comes with a premium on purchase price, however, we believe that the structure of these markets provides for higher-than-normal margins and return on capital but lack the development to establish brand-building. Management believes that the industry generally is short on qualified cultivations skills, and that by building a strong cultivation team will allow Greenrose to deliver higher quality products than normally available in each of these markets, thereby increasing the company’s markets shares.

Greenrose believes that the four companies that make up our business combinations achieve the Greenrose goals by creating a company that is (i) a cash flow positive, high-growth platform upon which Greenrose can continue to build within the cannabis industry; (ii) is vertically integrated, with a focus on cultivation; (iii) a multi-state operator with footprints in both well-established recreational markets and newer limited-license markets; (iv) run by strong operational management with excellent cultivation teams; and (v) is attractively priced in relation to the public markets.

Upon stockholder approval and assuming consummation of the Qualified Business Combination in accordance with their terms and conditions, going forward the Greenrose strategy is to seek to continue to identify cash flow positive businesses, with prospects for high growth, run by experienced industry operators in accordance with applicable law and complementing the growth of the Greenrose platform established by the Qualified Business Combinations.

In that connection, we intend to:

•        Utilize our Company’s professional networks, to continue to identify leading companies and assets in the cannabis industry that we believe are either underperforming or can use our assistance in implementing a growth strategy, and perform business, financial, legal and regulatory due diligence to achieve a deep level of understanding of a target’s business and its potential fit with Greenrose’s strategy. Our understanding of the dynamics, competitors, trends, risks, and opportunities of the segment enables us to target selected companies and efficiently pursue a potential transaction.

•        Conduct rigorous research and analysis. Performing disciplined, bottom-up fundamental research and analysis is core to our strategy using both publicly available and non-public information sourced by our management team, and we intend to conduct extensive due diligence to evaluate the impact that a transaction may have on a target business. Where our due diligence and negotiation of a transaction on acceptable terms leads to an additional acquisition, we will seek to consummate additional acquisitions and implement the integration of additional businesses into Greenrose’s platform.

•        Acquire future target companies at an attractive price relative to our view of intrinsic value. By supplementing company comparable analysis with analysis and input from industry and financial experts, we intend to develop our own view of the intrinsic value of a potential business combination. In doing so, our management team will evaluate, among others, future cash flow potential, relative industry valuation metrics and precedent transactions to inform its view of intrinsic value, with the intention of creating a business combination at an attractive price relative to such intrinsic value.

•        Implement operational and financial structuring opportunities. We intend to structure and execute the initial Business Combinations and develop the combined business with a capital structure that will support growth in shareholder value while maintaining the flexibility to grow organically and/or through strategic acquisitions.

•        We also intend to develop and implement post-acquisition operations and management practices to improve the business’s operational and financial performance while maintaining a durable platform for future growth. Greenrose plans to integrate its acquisitions using a platform enabled and lead by experienced managers and supported by effective information systems, internal reporting and financial controls, integrated marketing efforts, and ongoing development of cost-effective sources of additional capital to operate our businesses and finance our future growth strategy,

•        We intend to leverage the data collected across our platform to provide deeper insights into consumer needs and market evolution, delivering enhanced precision in product design, brand building and genetics development activities. Effective data mining will create greater cohesiveness across the Greenrose value chain, ultimately delivering better and more consistent customer experiences and optimized operating profits.

We believe that current market conditions continue to provide opportunity to acquire attractive businesses on terms representing attractive value propositions for Greenrose and its stockholders. Our management team intends to evaluate additional opportunities for industry consolidation in the company’s core lines of business as well as opportunities to vertically or horizontally integrate with other industry participants in order to maximize shareholder value.

REGULATORY LANDSCAPE

Compliance with Applicable State Law in the United States

Under U.S. federal law, the possession, use, cultivation, and transfer of marijuana and any related drug paraphernalia remains illegal. Nevertheless, each state in which we anticipate operating in authorizes the cultivation, production, distribution, transportation, and dispensation of medical and/or adult-use marijuana by licensed or registered entities. Although we believe that our business activities are compliant with applicable state and local laws of the United States, strict compliance with state and local laws with respect to marijuana may not absolve us of liability under U.S. federal law, or provide us a defense to any federal proceeding that may be brought against us. Any such proceedings brought against us may result in a material adverse effect on our business

Arizona Regulatory Landscape

In 2010, Arizona passed Ballot Proposition 203, which amended Title 36 to the Arizona Revised Statutes. This amendment added Chapter 28.1, titled the Arizona Medical Marijuana Act (the “AMMA”). The AMMA is codified in Arizona Revised Statutes (“ARS”) § 36-2801 et. seq. The AMMA also appointed the Arizona Department of Health Services (“ADHS”) as the regulator for the program and authorized ADHS to promulgate, adopt and enforce regulations for the AMMA. These ADHS regulations are embodied in the Arizona Administrative Code

Title 9 Chapter 17 (the “Rules”). ARS § 36-2801(12) defines a “nonprofit medical marijuana dispensary” as “a not-for-profit entity that acquires, possesses, cultivates, manufactures, delivers, transfers, transports, supplies, sells or dispenses marijuana or related supplies and educational materials to cardholders.”

The ADHS established the medical marijuana program. To operate within the medical marijuana program, an entity must apply for, and receive from ADHS, a Medical Marijuana Dispensary Registration Certificate (“Certificate”). Each Certificate is vertically integrated and authorizes the entity that holds the Certificate to dispense and cultivate medical cannabis. Each Certificate allows the holding entity to operate one retail dispensary, one on-site cultivation facility located at the same location as the retail dispensary, and one off-site cultivation facility located anywhere within the State of Arizona. Prior to opening its dispensary and cultivation operations, the entity must apply for, and receive an Approval to Operate from ADHS. The entity must then file an application with ADHS to renew its Certificate every two years and must also submit audited annual financial statements. The Rules prohibit an entity from transferring or assigning the Certificate; however, entities that hold a Certificate may contract with third parties to provide various services related to the ongoing operation, maintenance, and governance of its dispensary and/or cultivation facility, so long as such contracts do not violate the requirements of the AMMA or the medical marijuana program.

The ADHS had until April 2012 to establish a registration application system for patients and nonprofit marijuana dispensaries, as well as a web-based verification platform for use by officials and dispensaries to verify a patient’s status. It also specified patients’ rights, qualifying medical conditions, and allowed out-of-state medical marijuana patients to maintain their patient status (though not to purchase marijuana). To purchase medical marijuana, a patient must apply for, and receive from ADHS, a medical marijuana patient card. On December 6, 2012, Arizona’s first licensed medical marijuana dispensary opened in Glendale, Arizona.

To qualify to use medical marijuana under the AMMA, a patient must have a qualifying medical condition. Qualifying medical conditions include Human Immunodeficiency Virus (“HIV”), cancer, glaucoma, Acquired Immune Deficiency Syndrome (“AIDS”), Hepatitis C, Crohn’s disease, agitation of Alzheimer’s disease, Amyotrophic Lateral Sclerosis (“ALS”), Post-Traumatic Stress Disorder (“PTSD”), and a chronic or debilitating disease or medical condition, or the treatment for a chronic or debilitating disease or medical condition, that causes cachexia or wasting syndrome, severe and chronic pain, severe nausea, seizures, or severe or persistent muscle spasms.

On November 3, 2020, Arizona voters passed Proposition 207, known as the “Smart and Safe Arizona Act,” which permits the lawful sale of marijuana to adults over 21 years old for recreational use. Proposition 207 directs ADHS to establish additional rules and regulations regarding the recreational sale of marijuana. Entities that hold a Certificate to sell medical marijuana have the right under Proposition 207 to obtain a Marijuana Establishment License to sell recreational marijuana.

Arizona Licensing Requirements

In order for an applicant entity to receive a Certificate, it must: (i) fill out an application on the form proscribed by ADHS, (ii) submit the applicant’s articles of incorporation and by-laws, (iii) submit fingerprints for each principal officer and board member of the applicant for a background check to exclude certain felonies, (iv) submit a business plan and policies and procedures for inventory control, security, patient education, and patient recordkeeping that are consistent with the AMMA and the Rules to ensure that the dispensary will operate in compliance, and (v) designate an Arizona licensed physician as the Medical Director for the dispensary. Certificates are renewed every two years so long as the dispensary is in good standing with ADHS, pays the renewal fee, and submits an independent third party financial audit.

Once an applicant entity is issued a Certificate, it may establish one physical retail dispensary location, one cultivation location which is co-located at the dispensary’s retail site (if allowed by local zoning), and one additional off-site cultivation location. None of these sites can be operational, however, until the dispensary receives an Approval to Operate from ADHS for the applicable site. This Approval to Operate requires: (i) an application on the ADHS form, (ii) demonstration of compliance with local zoning regulations, (iii) a site plan and floor plan for the applicable property, and (iv) an in-person inspection by ADHS of the applicable location to ensure compliance with the Rules and consistency with the dispensary’s applicable policies and procedures.

With the passage of Senate Bill 1494, Certificates are renewed biennially. Before expiry, an entity holding a Certificate must submit a renewal application. While renewals are granted biennially, there is no ultimate expiry after which no renewals are permitted.

Arizona Security Requirements

Any dispensary facility (both retail and cultivation) must abide by the following security requirements: (i) ensure that access to the facilities is limited to authorized agents of the dispensary who are in possession of a dispensary agent identification card, and (ii) equip the facility with: (a) intrusion alarms and surveillance equipment, (b) exterior and interior lighting to facilitate surveillance, (c) at least one 19-inch monitor for surveillance and a video capable of printing a high resolution still image, (d) high resolution video cameras at all points of sale, entrances, exits, and limited access areas, both in and around the building, (e) 30 days’ video storage, (f) failure notifications and battery backups for the security system, and (g) panic buttons inside each building.

Inspections

ADHS may inspect a facility at any time upon five (5) days’ notice to the dispensary. However, if ADHS receives a complaint that a dispensary is not in compliance with the AMMA or the Rules, ADHS may conduct an unannounced inspection. ADHS will provide written notice to the dispensary via a Statement of Deficiencies of any violations found during any inspection, after which the dispensary has 20 working days to take corrective action and to provide ADHS with a written Plan of Correction.

ADHS shall revoke a Certificate if a dispensary: (i) operates before obtaining Approval to Operate a dispensary from ADHS, (ii) dispenses, delivers, or otherwise transfers cannabis to an entity other than another licensed dispensary, a qualifying patient with a valid registry identification card, or a designated caregiver with a valid registry identification card, (iii) acquires usable cannabis or mature cannabis plants from any entity other than another licensed dispensary, a qualifying patient with a valid registry identification card, or a designated caregiver with a valid registry identification card, or (iv) if a principal officer or board member has been convicted of an excluded felony offense.

Furthermore, ADHS may revoke a Certificate if a dispensary does not: (i) comply with the requirements of the AMMA or the Rules, or (ii) implement the policies and procedures or comply with the statements provided to ADHS with the dispensary’s application.

Connecticut Regulatory Landscape

The State of Connecticut has authorized cultivation, possession, and distribution of marijuana for medical purposes by certain licensed Connecticut marijuana businesses. The Medical Marijuana Program, or MMP, registers qualifying patients, primary caregivers, Production Facilities (“PF”), Dispensary Facilities (“DF”), and Dispensary Facility Employees, or DFEs. The MMP was established by Connecticut General Statutes §§ 21a-408–21a429. DFs and production facilities are separately licensed.

The MMP is administered by the Department of Consumer Protection, or DCP. Patients with qualifying debilitating medical conditions qualify to participate in the program, including patients with such conditions include but are not limited to epilepsy, cancer, glaucoma, positive status for human immunodeficiency virus (HIV) or acquired immune deficiency syndrome (AIDS), Parkinson’s disease, multiple sclerosis (MS), and/or chronic pain of at least 6 months. A registered physician or advanced practice registered nurse must issue a written certification for an MMP patient, and the qualifying patient or caregiver must choose one designated DF where the patient’s marijuana will be obtained.

Connecticut Licensing Requirements

In Connecticut, marijuana may not be produced or dispensed without the appropriate license. The DCP determines how many facility licenses to issue based on the size and location of the PF’s and DFs in operation, the number of qualifying patients registered with the DCP, and the convenience and economic benefits to qualifying patients.

When the DCP determines that additional licenses should be granted, it publishes a notice of open applications. This notice must include the maximum number of licenses to be granted, the deadline for receipt of applications, and the criteria that will be considered when awarding the licenses. Such criteria must include character and fitness of any person who may have control or influence over the operation of the proposed applicant; the location for the proposed of the licensee; the applicant’s ability to maintain adequate controls against the diversion, theft, or loss of marijuana;

the applicant’s ability to maintain the knowledge, understanding, judgment, procedures, security controls and ethics to ensure optimal safety and accuracy in the dispensing and sale of marijuana; and the extent to which the applicant or any of the applicant’s backers have a financial interest in another licensee, registrant, or applicant.

Applicants for licenses must identify, among other things, the proposed location, financial statements, criminal background check applications for the applicant and applicant’s backers, a plan to prevent theft and diversion, and a blueprint of the proposed facility. An application for a license also requires the payment of fees as set forth by DCP. If approved, the licensee must pay an additional fee before receiving its license.

Connecticut Dispensary Facility Requirements

A DF may not dispense marijuana from, obtain marijuana from, or transfer marijuana to, a location outside of the state of Connecticut.

Only a pharmacist licensed as a dispensary may dispense marijuana, and only a dispensary or dispensary technician may sell marijuana to qualifying patients, primary caregivers, or research program subjects who are registered with the DCP.

Connecticut Security and Storage Requirements

All facilities must have an adequate security system to prevent and detect loss of marijuana. These systems must use commercial grade equipment, including perimeter alarms, motion detectors, video cameras with 24-hour recordings (which must be retained for at least 30 days), silent alarms, panic alarms, a failure notification system, and the ability to remain operational during a power outage. Each facility must also have a back-up alarm system approved by the Commissioner. The outside perimeter of every facility must be well-lit. All equipment must be kept in good working order and tested at least twice per year.

A license holder must:

•        Not maintain marijuana in excess of the quantity required for normal, efficient operation;

•        Store all marijuana in an approved safe or approved vault and in such a manner as to prevent diversion, theft or loss;

•        Maintain all marijuana in a secure area or location accessible only to specifically authorized employees, which shall include only the minimum number of employees essential for efficient operation;

•        Keep all approved safes and approved vaults securely locked and protected from entry, except for the actual time required to remove or replace marijuana;

•        Keep all locks and security equipment in good working order;

•        Keep the facility securely locked and protected from entry by unauthorized employees; and

•        Post a sign at all entry ways into any area of the DF containing marijuana stating, “Do Not Enter — Limited Access Area — Access Limited to Authorized Employees Only.” All deliveries must be carried out under the direct supervision of a pharmacist licensed as a dispensary, who must be present to accept the delivery. Upon delivery, the marijuana must immediately be placed in an approved safe or approved vault within the dispensary.

Inspections

All documents required to be kept by a facility must be maintained in an auditable format for no less than three years. These records must be provided to the Commissioner or an authorized delegate immediately upon request. Additionally, the Commissioner and authorized delegates may enter any place, including a vehicle, where marijuana is held, produced, or otherwise handled, and inspect in a reasonable manner such place and all pertinent items and documents within it.

Regulatory Approvals Required by the Qualified Business Combinations

Notice to and/or the approval or consent by the Connecticut Department of Consumer Protection and Arizona Department of Health Services is anticipated to be required Greenrose in connection with the Qualified Business Combination transactions.

With respect to the Theraplant acquisition, the Company, on August 27, 2021, filed documentation and support material required by the State of Connecticut with the State of Connecticut, Department of Consumer Protection. The State of Connecticut has confirmed receipt of the submission and the review of the submission is on-going. There are no state regulatory filings associated with or required in connection with the True Harvest acquisition.

COVID-19

In December 2019, a novel coronavirus outbreak and related disease (known as COVID-19) was identified in Wuhan, China. In March 2020 the World Health Organization declared the outbreak of COVID-19 a pandemic. We are closely monitoring the impact of COVID-19 on all aspects of our business.

COVID-19 has disrupted, and we believe will continue to disrupt, our normal operations. There have been both positive and negative impacts, some quantifiable and others not quantifiable based on our limited historical data as an emerging growth company. Therefore, it is difficult for us to quantify the overall impact of the COVID-19 pandemic on our future revenues.

Presently, COVID-19 impacts for the Company were minimal, as the Company leveraged its presence in New York, Connecticut and Arizona to continue to conduct due diligence on target companies as well as meet other professionals in the west and northeast. The Company also utilized virtual meeting tools to conduct interviews, facility tours and manage negotiations where face to face travel was unavailable.

Theraplant saw minimal impacts from COVID-19 on its cultivation, manufacturing and distribution activities during 2020. Medical card issuance continued through-out 2020, slowing at the end of the year as state legislature discussions picked up around recreational legalization.

True Harvest saw little impact on its operations due to COVID-19 complications as Arizona instituted few restrictions on personal movement around the state.

EXECUTIVE COMPENSATION

Executive Compensation

No executive officer has received any cash compensation for services rendered to us. Until consummation of an initial business combination, we will pay our Sponsor, an aggregate fee of $10,000 per month for providing us with office space and certain office and secretarial services. However, this arrangement is solely for our benefit and is not intended to provide any of our officers or directors with compensation in lieu of a salary. We may also pay consulting, success or finder fees to our sponsor, officers, directors, initial stockholders or their affiliates in connection with the consummation of our initial business combination. They will also receive reimbursement for any out-of-pocket expenses incurred by them in connection with activities on our behalf, such as identifying potential target businesses, performing business due diligence on suitable target businesses and business combinations, as well as traveling to and from the offices, plants, or similar locations of prospective target businesses to examine their operations. There is no limit on the amount of out-of-pocket expenses reimbursable by us.

After our initial business combination, members of our management team who remain with us may be paid consulting, management, or other fees from the combined company with any and all amounts being fully disclosed to shareholders, to the extent then known, in the proxy solicitation materials furnished to our shareholders. The amount of such compensation may not be known at the time of a shareholder meeting held to consider an initial business combination, as it will be up to the directors of the post-combination business to determine executive and director compensation. In this event, such compensation will be publicly disclosed at the time of its determination in a Current Report on Form 8-K, as required by the SEC.

Since our formation, we have not granted any stock options or stock appreciation rights or any other awards under long-term incentive plans to any of our executive officers or directors.

Compensation Discussion and Analysis

Introduction

This Compensation Discussion and Analysis (“CD&A”) provides information regarding the executive compensation programs for Greenrose’s three most highly compensation executive officers (“Greenrose’s named executive officers”):

At the Closing of the Business Combinations, Greenrose’s named executive officers will become the executive officers of the Post-Combinations Company. In compliance with SEC rules, the information described herein is largely historical but the Post-Combinations Company expects to adopt a public company compensation structure for its executive officers following the completion of the Business Combinations. We expect that the Post-Combinations Company’s board of directors will work with management to develop and maintain a compensation framework following the consummation of the Business Combinations that is appropriate and competitive for a public emerging growth company.

Compensation Objectives and Philosophy

The objective of the executive compensation and benefits program is to establish and maintain a competitive total compensation program that will attract, motivate, and retain the qualified and skilled talent necessary for Greenrose’s continued success. Greenrose’s compensation structure is designed to (i) motivate its named executive officers to achieve or exceed financial and operational objectives established for Greenrose at the beginning of the year and reward them for their achievements when those objectives are met and (ii) allow them to participate in Greenrose’s financial success.

The overall level of total compensation for Greenrose’s named executive officers as described herein is intended to be reasonable and competitive, taking into account factors such as the individual’s experience, performance, duties and scope of responsibilities, prior contributions and future potential contributions to Greenrose’s business. With these principles in mind, Greenrose structured its compensation program to offer competitive total pay packages that it believes enables it to retain and motivate executives with the requisite skill and knowledge and to ensure the stability of its management team, which is vital to the success of Greenrose’s business.

MANAGEMENT AFTER THE BUSINESS COMBINATIONS

Composition of Greenrose Board of Directors After the Business Combinations

DIRECTORS AND EXECUTIVE OFFICERS OF GREENROSE

Board of Directors and Management

Assuming the Director Election Proposal is approved by our stockholders at the special meeting, the following is a list of the persons who are anticipated to be Greenrose’s directors and executive officers following the Business Combinations and their ages as of 6/4/2021 and anticipated positions following the Business Combinations.

Name	Age	Position
William F. Harley III	57	Chief Executive Officer, Director
Paul Otto Wimer	57	President and Chief Operating Officer
Jeffrey Stegner	65	Chief Financial Officer
Daniel Harley	56	Executive Vice President, Business Development, Director
Brendan Sheehan	51	Executive Vice President, Corporate Strategy and Investor Relations, Director
Steven Cummings	57	Director
John Falcon	73	Chairman
Thomas Megale	61	Director
John Torrance III	46	Director

William F. Harley III has served as our Chief Executive Officer and Director since our inception. Mr. Harley has over 30 years of experience in agriculture, real estate and finance. Mr. Harley currently serves as a managing member of our sponsor. From 2012 through 2018 Mr. Harley served as President of Bhavana Berries LLC, a vertically integrated branded organic blueberry business located on the North Fork of Long Island. From 2010 to 2012, Mr. Harley was the Chief Executive Officer of National Pecan Company, which became the largest, vertically integrated pecan company in the world, and was later acquired by Diamond Foods, Inc. in 2017. Since 2011, Mr. Harley has been the Managing Member and majority owner of The Arsenal Group, which is involved in the acquisition, remediation and redevelopment of a “brownfield” industrial real estate project. In 2012, HRK Holdings, LLC and HRK Industries, LLC, entities owned by The Arsenal Group, both filed for Chapter 11 bankruptcy protection in the U.S. Bankruptcy Court for the Middle District of Florida and emerged from bankruptcy protection in 2017. Prior to these endeavors Mr. Harley spent nearly twenty years in asset management. Mr. Harley holds a Master’s Degree in Public and Private Management from Yale University’s School of Management and received a BS degree in Chemical Engineering and a BA in Economics from Yale University. We believe Mr. Harley is well-qualified to serve as a member of the board due to his agriculture and business experience, as well as his contacts and relationships.

Paul Otto Wimer has served as our President and Chief Operating Officer since our inception. Since 2017 Mr. Wimer has served as the Chief Experience & Strategy Officer of Tivity Health, Inc., a publicly traded health and wellness company, where he is responsible for the company’s innovation, product management, digital marketing, business development, corporate development and call center operations. From 2010 through 2017 he served as a Senior Principal of Clareo Inc., a management consulting firm where he was responsible for business development, client management and project delivery. From 2010 to present he serves as the founder of Aspen Lane LLC, a strategic grow advisory firm. Mr. Wimer holds a BS in Chemical Engineering from Yale University and a Master of Business Administration from Harvard University.

Jeffrey Stegner has served as our Chief Financial Officer since our inception. Mr. Stegner has over 30 years of experience in the finance industry. From July 1988 through August 2019, Mr. Stegner worked as a banker at Citigroup Inc., most recently as a Director and Senior Credit Officer, where he was tasked with oversight of commercial loans and determining their risks. From January 1986 through July 1988, Mr. Stegner was a Banker, Account Executive for the Bank of Nova Scotia and between June 1978 and January 1986 he worked as a licensed engineer. Mr. Stegner holds a Master of Business Administration in Banking, Finance and Investments from Hofstra University and a BS in Civil/Structural Engineering from New York University.

Daniel Harley has served as our Executive Vice President, Business Development and a Director since our inception. Mr. Harley has over 25 years of investment experience, having invested in private and public companies both domestically and internationally. He currently serves as a managing member of our sponsor. From 2016 through 2018 he served as a Portfolio Manager at Narmo Capital Management, a Saudi family office based out of Bahrain, where he was responsible for the concept, formation and launch of a global event driven fund. From 2010 through 2016 he was the Founder, Principal and Portfolio Manager of Unqua Capital Management (and its predecessor Bannon Alternative Strategies). Mr. Harley began his career as an associate investment banker at Ryan Beck & Associates from 1991 through 1993 where he participated in a full range of investment banking and corporate services. From 1993 through 1998 he worked at Allen & Company Inc. as an OTC Market Maker trading in post-bankruptcy equities and warrants, and then managed the company’s special situations fund. In 1999 he joined his brother, William F. Harley III, our Chief Executive Officer to form HBV Alternative Strategies and its successor companies, where he helped grow assets from $5 million to a peak of over $1.3 billion. Mr. Harley received a Master of Business Administration in Finance from St. Joseph’s University and a BS in Biology from the University of Delaware. We believe Mr. Harley is well-qualified to serve as a member of the board due to his business experience, as well as his contacts and relationships.

Brendan Sheehan has served as our Executive Vice President, Corporate Strategy and Investor Relations and a Director since our inception. Mr. Sheehan has over 25 years of experience in business development, sales and operations in the finance, technology and healthcare industries. He currently serves as a managing member of our sponsor. Mr. Sheehan has an extensive network of family offices and high net-worth individuals with whom he has raised funds for the cannabis industry. Since 2015 he has served as the founder of Greenrose Co, an executive recruiter for hedge funds and fintech firms as well as for companies in the cannabis industry. Between 2010 and 2014 he served as a bond broker at Tullet Prebon (now part of TP ICAP plc) and prior to that served in similar positions with leading firms such as Tradition Securities and Futures and GFI Group. Mr. Sheehan began his finance career as a hedge fund analyst at Mellon HBV, specializing in distressed asset evaluations. Mr. Sheehan received a Master of Business Administration from New York University and a BA from Yale University. We believe Mr. Sheehan is well-qualified to serve as a member of the board due to his business experience, as well as his contacts and relationships.

Steven Cummings has served as a member of our Board of Directors since October 2019. Since 2017 Mr. Cummings has served as the Vice President of Business Development Munitions and Government of Day & Zimmermann, a privately held company in the fields of construction, engineering, staffing and ammunition manufacture, operating out of 150 locations worldwide. From 2016 through 2017, Mr. Cummings was the President of Chemring Group US, and a member of its United States board of directors, and Chemring Sensors and Electronic Systems. In this capacity, Mr. Cummings had profit and loss responsibility for Chemring’s wide range of critical and lifesaving chemical, biological, and improvised explosive device (IED) detection systems. Beginning in 2015, Mr. Cummings was the Chemring Group Vice President of Global Business Development and prior to that, Vice President of Business Development for North America responsible for customer relations and growing the business. Prior to entering private industry, Mr. Cummings had a distinguished 28-year career in the US Army retiring at the rank of Colonel. Mr. Cummings served in a number of significant Army leadership positions including Project Manager Close Combat Systems at PEO Ammunition, where he was responsible for procurement and management of more than 200 ammunition items and counter-IED equipment. He also personally led the training teams that were fielding that equipment in Afghanistan in 2011. Mr. Cummings holds multiple educational degrees, including a BS from the US Military Academy at West Point, a Master of Business Administration from Clemson University and a Master’s Degree in Strategic Studies from the US Army War College. Mr. Cummings’ military awards include the Defense Superior Service Medal, two awards of the Legion of Merit, the Bronze Star for service in Afghanistan, the Army Staff Identification Badge and Airborne wings. We believe Mr. Cummings is well-qualified to serve as a member of the board due to his business experience serving in prominent leadership roles in both the private and public sectors as well as his business contacts.

John Falcon has served as our Chairman since October 2019. He has over 40 years of experience working with manufacturing and automotive industries and has helped turn around numerous underperforming companies. From 2014 to 2017 Mr. Falcon served as the President & Chief Executive Officer of U.S. Manufacturing Corporation, a provider of critical axle components with approximately $400M of revenue and 1,500 employees. During his time at U.S. Manufacturing, Mr. Falcon oversaw the reorganization of the company and prepared it for a sale. From 2011 through 2017, Mr. Falcon has also served as the Chairman, President and Chief Executive Officer of JAC Products Inc., a global leader of roof racking systems with approximately $400M of revenue and 1,250 employees. At JAC

Products Mr. Falcon took the company’s business from a deficit to achieving record margins and assisted in the sale of the company in 2016. From 2009 through 2010, he served as the Chairman, President, Chief Operating Officer and Co-Founder of Bannon Automotive, one of the world’s premiere sellers of electric cars. Mr. Falcon was instrumental in all aspects of technical and operational activities, including the sale of the company to a large Indian multinational corporation. Mr. Falcon has served on the board of directors of several public and private companies, including Huntingdon International Holdings and Shiloh Industries, both of which are traded on Nasdaq and currently serves on the board of directors of Beacon and Bridges, a private company and is a member of the operations group of Center Rock Capital Partners, LP, a private equity firm. Mr. Falcon earned his BA from Muskingum College, where he majored in Communications and minored in Economics. We believe Mr. Falcon is well-qualified to serve as a member of our board of directors due to his business experience as well as business contacts and relationships.

Thomas Megale has served as a member of our Board of Directors since October 2019. He has over 30 years of experience as a Certified Public Accountant. Since 1996, Mr. Megale has been the owner and managing member of TJ Megale CPA PLLC, where he has advised both individuals and private companies on tax planning and compliance. From 1986 through 2006, Mr. Megale was a partner at the accounting firm of Abbate + Megale, Certified Public Accountants, LLP. Mr. Megale received his BS from the School of Management of Boston College and has been a Certified Public Accountant licensed in the State of New York since 1985. We believe Mr. Megale is well-qualified to serve as a member of the board due to his accounting experience as well as his business contacts.

John Torrance III has served as a member of our Board of Directors since October 2019. He has over 20 years of experience in the specialty chemical and alternative energy sectors. Since 2016, Mr. Torrance has been working for Element Solutions (formerly Platform Specialty Products) a publicly held corporation serving the consumer electronics, automotive, graphic solutions & offshore drilling industries with proprietary specialty chemicals and application expertise. Mr. Torrance is currently the Vice President of Supply Chain of North & South America leading the integration of 5 legacy businesses with 12 plants in the US, Canada, Mexico & Brazil. Prior to his role at Element Solutions, Mr. Torrance spent 15 years with increasing levels of responsibility in Operations and Manufacturing for an alternative energy start-up Proton Onsite. He spent time designing, building and outfitting the company’s turnkey global headquarters in Wallingford, CT while also developing the business processes and software systems to support late-stage commercialization of their patented Polymer Exchange Membrane (PEM) based technology. The company was founded in 1996 and grew to the global leader in onsite hydrogen generation for commercial & industrial markets and oxygen generation for military & aerospace applications. Mr. Torrance has a B.S. in Chemical Engineering from Bucknell University while also studying abroad at the University of Nottingham. We believe Mr. Torrance is well-qualified to serve as a member of our board of directors due to his business experience as well as business contacts and relationships.

Director Independence

Our board has determined that each of Steven Cummings, John Falcon, Thomas Megale and John Torrance III is an “independent director” under the Nasdaq listing standards and applicable SEC rules. Our independent directors will have regularly scheduled meetings at which only independent directors are present.

Any affiliated transactions will be on terms no less favorable to us than could be obtained from independent parties. Our board of directors will review and approve all affiliated transactions with any interested director abstaining from such review and approval.

Audit Committee

Effective February 13, 2020, we established an audit committee of the board of directors, in accordance with Section 3(a)(58)(A) of the Exchange Act, which consists of Steven Cummings, John Falcon and John Torrance III, each of whom is an independent director under Nasdaq’s listing standards. The audit committee’s duties, which are specified in our Audit Committee Charter, include, but are not limited to:

•        reviewing and discussing with management and the independent auditor the annual audited financial statements, and recommending to the board whether the audited financial statements should be included in our Form 10-K;

•        discussing with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of our financial statements;

•        discussing with management major risk assessment and risk management policies;

•        monitoring the independence of the independent auditor;

•        verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;

•        reviewing and approving all related-party transactions;

•        inquiring and discussing with management our compliance with applicable laws and regulations;

•        pre-approving all audit services and permitted non-audit services to be performed by our independent auditor, including the fees and terms of the services to be performed;

•        appointing or replacing the independent auditor;

•        determining the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;

•        establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or reports which raise material issues regarding our financial statements or accounting policies; and

•        approving reimbursement of expenses incurred by our management team in identifying potential target businesses.

Financial Experts on Audit Committee

The audit committee will at all times be composed exclusively of “independent directors” who are “financially literate” as defined under Nasdaq’s listing standards. In addition, we must certify to Nasdaq that the committee has, and will continue to have, at least one member who has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background that results in the individual’s financial sophistication. The board of directors has determined that John Falcon qualifies as an “audit committee financial expert,” as defined under rules and regulations of the SEC.

Nominating Committee

Effective February 13, 2020, we established a nominating committee of the board of directors, which consists of Steven Cummings, John Falcon and John Torrance III, each of whom is an independent director under Nasdaq’s listing standards. The nominating committee is responsible for overseeing the selection of persons to be nominated to serve on our board of directors. The nominating committee considers persons identified by its members, management, shareholders, investment bankers and others.

Guidelines for Selecting Director Nominees

The guidelines for selecting nominees, which are specified in the Nominating Committee Charter, generally provide that persons to be nominated:

•        should have demonstrated notable or significant achievements in business, education or public service;

•        should possess the requisite intelligence, education and experience to make a significant contribution to the board of directors and bring a range of skills, diverse perspectives and backgrounds to its deliberations; and

•        should have the highest ethical standards, a strong sense of professionalism and intense dedication to serving the interests of the shareholders.

The Nominating Committee will consider a number of qualifications relating to management and leadership experience, background, and integrity and professionalism in evaluating a person’s candidacy for membership on the board of directors. The nominating committee may require certain skills or attributes, such as financial or accounting experience, to meet specific board needs that arise from time to time and will also consider the overall experience and makeup of its members to obtain a broad and diverse mix of board members. The nominating committee does not distinguish among nominees recommended by shareholders and other persons.

There have been no material changes to the procedures by which security holders may recommend nominees to our board of directors.

Compensation Committee

Effective February 13, 2020, we established a compensation committee of the board of directors, which consists of John Falcon, John Torrance III and Thomas Megale, each of whom is an independent director under Nasdaq’s listing standards. The compensation committee’s duties, which are specified in our Compensation Committee Charter, include, but are not limited to:

•        reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer based on such evaluation;

•        reviewing and approving the compensation of all of our other executive officers;

•        reviewing our executive compensation policies and plans;

•        implementing and administering our incentive compensation equity-based remuneration plans;

•        assisting management in complying with our proxy statement and annual report disclosure requirements;

•        approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our executive officers and employees;

•        if required, producing a report on executive compensation to be included in our annual proxy statement; and

•        reviewing, evaluating, and recommending changes, if appropriate, to the remuneration for directors;

•        prepare the disclosure required by Item 407(e)(5) of Regulation S-K.

Code of Ethics

Effective February 13, 2020, we adopted a code of ethics that applies to all of our executive officers, directors, and employees. The code of ethics codifies the business and ethical principles that govern all aspects of our business.

We have previously filed copies of our form Code of Ethics, our form of Audit Committee Charter and our form of Compensation Committee Charter as exhibits to our registration statement in connection with our IPO. You may review these documents by accessing our public filings at the SEC’s web site at www.sec.gov. In addition, a copy of the Code of Ethics will be provided without charge upon request to us in writing at 111 Broadway, Amityville, NY 11701.

Compensation Committee Interlocks and Insider Participation

None of our executive officers currently serves, and in the past year has not served, as a member of the Board or compensation committee of any entity that has one or more executive officers serving on our Board.

Conflict of Interests

Each of our officers and directors presently has, and any of them in the future may have additional, fiduciary or contractual obligations to another entity pursuant to which such officer or director is or will be required to present an initial business combination opportunity to such entity. Accordingly, if any of our officers or directors becomes aware of an initial business combination opportunity which is suitable for an entity to which he or she has then-current fiduciary or contractual obligations, he or she will honor these fiduciary obligations under applicable law. We do not believe, however, that the fiduciary duties or contractual obligations of our officers or directors will materially affect our ability to complete our Business Combinations.

In addition, our Sponsor, officers and directors may participate in the formation of, or become an officer or director of, any other blank check company prior to completion of our Business Combinations. As a result, our Sponsor, officers or directors could have conflicts of interest in determining whether to present initial business combination opportunities to us or to any other blank check company with which they may become involved. Although we have no formal policy in place for vetting potential conflicts of interest, our Board will review any potential conflicts of interest on a case-by-case basis.

Investors should also be aware of the following other potential conflicts of interest:

•        The fact that our Initial Stockholders have agreed not to redeem any of the Founder Shares in connection with a stockholder vote to approve the proposed Business Combinations;

•        The continued indemnification of our existing directors and officers and the continuation of our directors’ and officers’ liability insurance after the Business Combinations;

•        the fact that our Sponsor, officers and directors will be reimbursed for out-of-pocket expenses incurred in connection with activities on our behalf, such as identifying potential target businesses and performing due diligence on suitable business combinations;

•        the fact that our Sponsor, officers and directors will lose their entire investment in us if an Initial Business Combination is not completed; and

•        the anticipated continuation of members of our Board of Directors as directors after the Business Combinations as before the Business Combinations.

In general, officers and directors of a corporation incorporated under the laws of the State of Delaware are required to present business opportunities to a corporation if: (i) the corporation could financially undertake the opportunity; (ii) the opportunity is within the corporation’s line of business; and (iii) it would not be fair to the corporation and its stockholders for the opportunity not to be brought to the attention of the corporation.

Accordingly, as a result of multiple business affiliations, our officers and directors may have similar legal obligations relating to presenting business opportunities meeting the above-listed criteria to multiple entities. Furthermore, our current certificate of incorporation provides that the doctrine of corporate opportunity will not apply with respect to any of our officers or directors in circumstances where the application of the doctrine would conflict with any fiduciary duties or contractual obligations they may have.

In connection with the 2019 formation of Sponsor, our CEO provided his personal assurance to investors in the Sponsor providing that if Greenrose does not complete the acquisition of one or more businesses and liquidates, our CEO would personally pay certain investors one-half of any loss on their investment in Sponsor. In the event the Business Combinations were not to close, and investors in Sponsor ultimately suffered a loss on their investment, our CEO would be obligated to pay one-half of any losses such investors realize on their investment in the Sponsor.

Compensation Committee Interlocks and Insider Participation

None of our executive officers currently serves, and in the past year has not served, as a member of the Board or compensation committee of any entity that has one or more executive officers serving on our Board.

Accordingly, if any of the above executive officers or directors become aware of an initial business combination opportunity which is suitable for any of the above entities to which he or she has then-current fiduciary or contractual obligations, he or she will honor these obligations to present such initial business combination opportunity to such entity, and only present it to us if such entity rejects the opportunity. We do not believe, however, that any of the foregoing fiduciary duties or contractual obligations will materially affect our ability to complete our initial business combination. Our current certificate of incorporation provides that we renounce our interest in any corporate opportunity offered to any director or officer unless such opportunity is expressly offered to such person solely in his or her capacity as a director or officer of our Company and such opportunity is one we are legally and contractually permitted to undertake and would otherwise be reasonable for us to pursue.

Limitation on Liability and Indemnification of Directors and Officers

The Amended and Restated Certificate of Incorporation, which will be effective upon consummation of the Business Combination, limits the Post-Combinations Company’s directors’ liability to the fullest extent permitted under the DGCL. The DGCL provides that directors of a corporation will not be personally liable for monetary damages for breach of their fiduciary duties as directors, except for liability:

•        for any transaction from which the director derives an improper personal benefit;

•        for any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;

•        for any unlawful payment of dividends or redemption of shares; or

•        for any breach of a director’s duty of loyalty to the corporation or its stockholders.

If the DGCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of the Post-Combinations Company’s directors will be eliminated or limited to the fullest extent permitted by the DGCL, as so amended.

Delaware law and the Post-Combinations Company’s Amended and Restated Bylaws, which will be effective upon the consummation of the Business Combinations, provide that the Post-Combinations Company will, in certain situations, indemnify the Post-Combinations Company’s directors and officers and may indemnify other team members and other agents, to the fullest extent permitted by law. Any indemnified person is also entitled, subject to certain limitations, to advancement, direct payment, or reimbursement of reasonable expenses (including attorneys’ fees and disbursements) in advance of the final disposition of the proceeding.

DESCRIPTION OF SECURITIES

The following summary of the material terms of the Post-Combinations Company’s securities following the Business Combinations is not intended to be a complete summary of the rights and preferences of such securities. The full text of the Proposed Charter is attached as Annex A to this proxy statement. We urge you to read our Proposed Charter in its entirety for a complete description of the rights and preferences of the Post-Combinations Company’s securities following the Business Combinations.

Unless otherwise indicated, references in this section to the “Company,” “we,” “us,” and “our” are to Greenrose.

Authorized and Outstanding Stock

Upon the consummation of the Business Combinations, the Post-Combinations Company’s authorized capital stock will consist of 150,000,000 shares of Common Stock, par value $0.0001 per share; and 1,000,000 shares of Preferred Stock, par value $0.0001 per share.

Voting Rights

The existing charter for Greenrose had provided that each holder of the shares of Common Stock was entitled to one vote for each share of Common Stock held of record by such holder on all matters on which stockholders generally are entitled to vote. The holders of the shares of Common Stock do not have cumulative voting rights in elections of directors. Generally, all matters to be voted on by stockholders had been approved by a majority (or, in the case of election of directors, by a plurality) of the votes entitled to be cast by all stockholders present in person or represented by proxy, voting together as a single class.

The Proposed Charter will provide that, subject to applicable law and the rights, if any, of the holders of any outstanding series of Preferred Stock, the holders of the outstanding shares of Common Stock of the Post-Combinations Company will vote together as a single class on all matters with respect to which stockholders of the Post-Combinations Company are entitled to vote under applicable law, the Proposed Charter or the Amended and Restated Bylaws or upon which a vote of stockholders generally entitled to vote is otherwise called for by the Post Combinations Company, except that, except as may otherwise be required by applicable law, each holder of Common Stock will not be entitled to vote on any amendment to the Proposed Charter that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either voting separately as a single class or together as a class with the holders of any other outstanding series of Preferred Stock, to vote thereon pursuant to the Proposed Charter or the DGCL.

No Preemptive Rights

The Proposed Charter will not provide the holders of Common Stock with preemptive rights.

Preferred Stock

Our Proposed Charter will provide that shares of Preferred Stock may be issued from time to time in one or more series. Our Board is authorized to fix the voting rights, if any, designations, powers, preferences and relative, participating, optional, special and other rights, if any, and any qualifications, limitations and restrictions thereof, applicable to the shares of each series. Our Board is able, without stockholder approval, to issue Preferred Stock with voting and other rights that could adversely affect the voting power and other rights of the holders of the Common Stock and could have anti-takeover effects. The ability of our Board to issue Preferred Stock without stockholder approval could have the effect of delaying, deferring or preventing a change of control of us or the removal of existing management. We have no Preferred Stock outstanding at the date hereof. Although we do not currently intend to issue any shares of Preferred Stock, we cannot assure you that we will not do so in the future.

Liquidation, Dissolution or Winding Up

The Proposed Charter will provide that upon the liquidation, dissolution or winding up of the Post-Combinations Company (either voluntary or involuntary), the holders of Common Stock will be entitled to share ratably in the assets and funds of the Post-Combinations Company that are available for distribution to stockholders of the Post-Combinations Company.

Dividends

We have not paid any cash dividends on our Common Stock to date and do not intend to pay cash dividends prior to the completion of the Business Combinations. The payment of cash dividends in the future will be dependent upon our revenues and earnings, if any, capital requirements and general financial condition subsequent to completion of a business combination. The payment of any cash dividends subsequent to the Business Combinations will be within the discretion of our Board at such time. In addition, our Board is not currently contemplating and does not anticipate declaring any stock dividends in the foreseeable future. Further, if we incur any indebtedness, our ability to declare dividends may be limited by restrictive covenants we may agree to in connection therewith.

Our Transfer Agent

The transfer agent for our securities is Continental Stock Transfer & Trust Company, LLC.

Listing of Our Securities

Our Common Stock is traded on the OTCQX under the symbol “GNRS.”

Registration Rights

At the Closing of the Business Combinations, Greenrose will enter into the Registration Rights Agreement, substantially in the form attached as Annex K to this proxy statement, with the Restricted Stockholders.

Certain Anti-Takeover Provisions of Delaware Law and our Amended and Restated Certificate of Incorporation and By-Laws

Staggered Board of Directors

Our amended and restated certificate of incorporation provides that our board of directors will be classified into three classes of directors of approximately equal size. As a result, in most circumstances, a person can gain control of our board only by successfully engaging in a proxy contest at two or more annual meetings.

Special Meeting of Stockholders

Our bylaws provide that special meetings of our stockholders may be called only by a majority vote of our Board, by our Chief Executive Officer or by our Chairman.

Advance Notice Requirements for Stockholder Proposals and Director Nominations

Our bylaws provide that stockholders seeking to bring business before our annual meeting of stockholders, or to nominate candidates for election as directors at our annual meeting of stockholders, must provide timely notice of their intent in writing.

Section 203 of the Delaware General Corporation Law

We will be subject to the provisions of Section 203 of the DGCL regulating corporate takeovers.

This statute prevents certain Delaware corporations, under certain circumstances, from engaging in a “business combination” with:

•        a stockholder who owns 15% or more of our outstanding voting stock (otherwise known as an “interested stockholder”);

•        an affiliate of an interested stockholder; or

•        an associate of an interested stockholder, for three years following the date that the stockholder became an interested stockholder.

A “business combination” includes a merger or sale of more than 10% of our assets. However, the above provisions of Section 203 do not apply if:

•        our Board approves the transaction that made the stockholder an “interested stockholder,” prior to the date of the transaction;

•        after the completion of the transaction that resulted in the stockholder becoming an interested stockholder, that stockholder owned at least 85% of our voting stock outstanding at the time the transaction commenced, other than statutorily excluded shares of common stock; or

•        on or subsequent to the date of the transaction, the business combination is approved by our Board and authorized at a meeting of our stockholders, and not by written consent, by an affirmative vote of at least two-thirds of the outstanding voting stock not owned by the interested stockholder.

Limitation on Liability and Indemnification of Directors and Officers

Our amended and restated certificate of incorporation provides that our directors and officers will be indemnified by us to the fullest extent authorized by Delaware law as it now exists or may in the future be amended. In addition, our amended and restated certificate of incorporation provides that our directors will not be personally liable for monetary damages to us for breaches of their fiduciary duty as directors, unless they violated their duty of loyalty to us or our stockholders, acted in bad faith, knowingly or intentionally violated the law, authorized unlawful payments of dividends, unlawful stock purchases or unlawful redemptions, or derived an improper personal benefit from their actions as directors.

Our bylaws also permit us to secure insurance on behalf of any officer, director or employee for any liability arising out of his or her actions, regardless of whether Delaware law would permit indemnification. We have purchased a policy of directors’ and officers’ liability insurance that insures our directors and officers against the cost of defense, settlement or payment of a judgment in some circumstances and insures us against our obligations to indemnify the directors and officers.

These provisions may discourage stockholders from bringing a lawsuit against our directors for breach of their fiduciary duty. These provisions also may have the effect of reducing the likelihood of derivative litigation against directors and officers, even though such an action, if successful, might otherwise benefit us and our stockholders. Furthermore, a stockholder’s investment may be adversely affected to the extent we pay the costs of settlement and damage awards against directors and officers pursuant to these indemnification provisions. We believe that these provisions, the insurance and the indemnity agreements are necessary to attract and retain talented and experienced directors and officers.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to our directors, officers and controlling persons pursuant to the foregoing provisions, or otherwise, we have been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

DESCRIPTION OF THE BUSINESSES

GREENROSE

General

We are a blank check company incorporated on August 26, 2019 as a Delaware corporation and formed for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or similar Business Combinations with one or more businesses or entities. We intend to effectuate our initial Business Combinations using cash from the proceeds of the IPO and the sale of the private units and private warrants issued in the private placement simultaneously with the IPO, our capital stock, debt or a combination of cash, stock and debt.

Our Sponsor was established by Greenrose Associates LLC, a New York limited liability company founded by William “Mickey” Harley, Daniel Harley and Brendan Sheehan in 2018 to investigate and assess the US cannabis marketplace and potential acquisition opportunities for investment. The team recognized the opportunity for building a platform with vertically integrated businesses that also possessed differentiated cultivation talent. Mickey’s background in agriculture, namely pecans and blueberries, offered a window into the importance of critical cultivation skills that not only understood how to grow the best quality plants, but also how to maximize yields and manage operating costs to deliver the best price, to cost, to output. Given the many acquisition possibilities that the team identified in the market, the next step was to raise investment capital, with the most direct path being via a SPAC. In August 2019, other elements of the executive team were recruited and a banker selected and engaged to raise funds.

On February 13, 2020, Greenrose closed its initial public offering of 17,250,000 units, including 2,250,000 units issued upon the exercise in full of the underwriters’ overallotment option on February 14, 2020, with each unit consisting of one share of Common Stock and one redeemable warrant, with each warrant entitling the holder to purchase one share of Common Stock at a price of $11.50 commencing on the later of the one-year anniversary of the initial public offering or 30 days after the consummation of an initial business combination. The units from the Company’s initial public offering (including the units issued upon the exercise in full of the underwriters’ over-allotment option) were sold at an offering price of $10.00 per unit, generating total gross proceeds of $172,500,000. Simultaneously with the consummation of its initial public offering and the issuance of units upon the full exercise of the underwriters’ over-allotment option, the Company consummated a private placement of 330,000 units at price of $10.00 per unit and 1,650,000 warrants at a price of $1.00 per warrant, generating gross proceeds of an additional $4,950,000. A total of $172,500,000 was deposited into the Trust Account and the remaining proceeds, net of underwriting discounts and commissions and other costs and expenses, became available to be used as working capital to provide for business, legal and accounting due diligence on prospective business combinations and continuing general and administrative expenses.

Following the IPO, the Greenrose team immersed itself in the US market, focusing both on targeted opportunities in the limited medical marijuana licensed states as well as the more mature medical and recreational markets west of the Mississippi. The team spoke with 100’s of operators across the value chain, some with a single market focus, and others with multi-state operations.

Upon consummation of the IPO, the Company’s common stock began listing for trading on the NASDAQ Capital Market® under the symbol “GNRS”. On June 18, 2021, the OTC Markets Group, Inc. approved the Company’s application to list its common stock for trading on the OTCQX over-the-counter market. Trading of the Company’s Common Stock on the OTCQX began on at the open of business on June 22, 2021. The Company’s Common Stock continue to be traded under the symbol “GNRS”. Upon effectiveness of the listing of the Company’s Common Stock for trading on the OTCQX, the Company’s common stock was no longer be quoted on the NASDAQ Capital Market®.

With respect to the above, past performance of our senior management team or our Sponsor is not a guarantee of the ability to successfully consummate the Business Combinations. You should not rely on the historical record of management or the Sponsor as indicative of future performance. Neither management nor the Sponsor has past experience with a blank check company or special purpose acquisition company.

Agreement for Business Combinations

On March 15, 2021, the Company announced that it had entered into definitive agreements to acquire certain cannabis companies. The companies are Theraplant, LLC (“Theraplant”) and True Harvest, LLC (“True Harvest”), as documented by the Agreement and Plan of Merger between the company, a wholly-owned subsidiary of the company, and the representatives of selling securities holders of Theraplant, dated March 12, 2021, as amended (the “Merger Agreement”) and the asset purchase agreement between the company, a wholly subsidiary of the company, and True Harvest, dated March 12, 2021, as amended (the “Asset Purchase Agreement” and together with the Merger Agreement, the “Agreements”).

Consummation of the transactions contemplated by the Agreements are subject to customary conditions of the respective parties, including the approval of the Business Combinations and certain other actions related thereto by our stockholders, certain approvals or other determinations from certain regulatory authorities, as applicable, and the availability of a minimum amount of cash in the Trust Account (and/or from other specified sources, if necessary), after giving effect to redemptions by our public stockholders, if any. Accordingly, there can be no assurance that the Business Combination will be consummated.

For additional information regarding Theraplant, see “Theraplant Management’s Discussion and Analysis of Financial Condition and Results of Operation.” For additional information regarding True Harvest, see “True Harvest Management’s Discussion and Analysis of Financial Condition and Results of Operation.” For additional information regarding the Merger Agreement, the Asset Purchase Agreement and the Business Combinations, see “Proposal No. 2 — The Qualified Business Combinations Proposal.”

Submission of Our Initial Business Combination to a Stockholder Vote

The Special Meeting of our stockholders to which this proxy statement relates is to solicit your approval of the Business Combinations.

Our Sponsor, officers and directors (including our independent directors) have agreed to vote any shares of common stock owned by them in favor of the Business Combinations. Our Sponsor, officers and directors have agreed to vote any shares of Common Stock owned by them in favor of the Business Combinations and each of the proposals to be considered at the Special Meeting. Currently, our Sponsor and independent directors, in the aggregate, own approximately 20.7% of our issued and outstanding shares of our common stock.

Strategy and the Greenrose Operations Footprint

As of the date of this Proxy, Greenrose has signed definitive agreements to purchase companies that own and operate cannabis businesses in place with licensed operators in 2 states: Connecticut (Theraplant) and Arizona (True Harvest). Through these companies, Greenrose expects to be engaged in, or hold a license to engage in, or have management or consulting services agreements in place with license holders to assist in the manufacture and processing of cannabis in the recreation adult-use and medical cannabis marketplace in Connecticut and Arizona. In addition, Theraplant expects to acquire a dispensary in Connecticut to begin vertical integration in that market.

Greenrose is focused on providing access to the quality cannabis and cannabinoid-based products at competitive pricing through state-of-the-art customer engagement channels, in store, online and at home. The Greenrose team believes that a “cultivation led” vertically integrated approach will bring enhanced operating performance to our shareholders while also bringing the best value to consumers. Our initial operational strategy revolves around five primary areas of focus: (1) cultivation & genetics; (2) retail & distribution; (3) processing/manufacturing; (4) wholesale; and (5) proprietary data and insights. While we focus on these five areas, we have determined that we have just one reportable business segment: the production and sale of cannabis products.

Greenrose has developed an operating model that will govern its businesses with oversight of two operating regions with a team of functional experts at the corporate level that support local operators in execution of their vertically integrated businesses. This will include cultivation expertise to leverage best practices in phenotyping and strain development. The focus will be on indoor, growth methodology and technology deployment, with state-of-the-art control and monitoring systems. Additionally, Greenrose will continue to elevate retail knowledge and customer experience to reinforce brand and product adoption.

Cultivation & Genetics:

Consistently selecting & growing high-quality cannabis is the one of the most important aspects of our business. The business needs to start with high quality, high yielding inputs to drive the best end results. In general, cannabis cultivation takes place in three settings: indoor, outdoor and in greenhouses. While it is cost effective to grow cannabis outdoors, it is also very hard to control pest infestations without the use of significant amounts of pesticides, and it is subject to other risks such as severe weather, diseases and mold. As a result, cannabis grown outdoors is significantly lower in quality than cannabis grown indoors or in greenhouses. Our focus is growing the highest quality medicinal and adult-use cannabis. We therefore currently grow all of our cannabis in indoor facilities, which allows us to grow under ideal climate controls and manage key variables to deliver optimal yielding plants. New strain development and phenotyping operations are in place across our platform, enabling Greenrose companies to identify the differentiated offerings to drive downstream production and consumer offerings. Our cultivation teams will leverage retail and market data to identify future trends that need to be supported back up the value chain. We will invest regularly to maintain, and where possible, to expand our high performing facilities, leveraging growth techniques and technology across our platform.

Pro forma for the Business Combinations, Greenrose expects to have 2 operating cultivation facilities. As of June 31, 2021, Greenrose has 142,000 square feet of canopy for cannabis cultivation, with current expansion projects underway to add an additional 104,000 sf of canopy for cannabis cultivation.

Employees

We currently have five executive officers and do not intend to have any full-time employees prior to the completion of the Business Combinations. Members of our management team are not obligated to devote any specific number of hours to our matters but they intend to devote as much of their time as they deem necessary to our affairs until we have completed the Business Combinations. We presently expect our officers to devote such amount of time as they reasonably believe is necessary to complete the Business Combinations. Subsequent to the Qualified Business Combination, Greenrose anticipates that titles, responsibilities, and compensation arrangements will be determined by the board with input from the Compensation Committee.

Competition

If we succeed in effecting the Business Combinations, in all likelihood, we will face significant competition from Greenrose’s competitors. We cannot assure you that, subsequent to the Business Combinations, we will have the resources or ability to compete effectively.

Legal Proceedings

There is no material litigation, arbitration or governmental proceeding currently pending or to the Company’s knowledge, threatened against the Company or any members of our management team in their capacity as such.

THERAPLANT

General

Theraplant is a well-established seed-to-wholesale cultivator, extractor, and processor that produces high quality cannabis products. Located in the limited license state of Connecticut, Theraplant has captured a significant portion of Connecticut’s medical cannabis market and is poised to capitalize on the projected $250 million adult-use cannabis market in year 1 projected to increase to $725 million in year 4. The adult use legislation was recently signed into law. Led by cannabis industry veterans, Theraplant maintains profitability while complying with Connecticut’s rigorous medical program regulations.

Theraplant, the largest independently owned and operated medical marijuana producer in Connecticut, has been cultivating, processing and packaging medical cannabis and derivative products since 2014. Theraplant was recognized by the Connecticut Department of Consumer Protection as the highest scoring license applicant, and in February 2014, was awarded the first of only four cultivation licenses in the state.

In September 2014, Theraplant was the first cultivator/producer to supply state-licensed dispensaries with medical cannabis products and the sole source of supply in Connecticut for the first five months after medical legalization.

Theraplant is run by a team of business and cannabis experts. JD DeMatteo, Partner, has a long and nationally recognized, track record of business building success with a demonstrated ability of working closely with governments. Dan Emmans, CEO & Managing Member, has designed and/or built over 1 million square feet of cultivation, processing and retail facilities. He has 11+ years’ experience in the legal cannabis market around the country. Jennifer Mandzuk, the company CAO, has implemented many of the company’s growth generating platforms. Collectively the team has demonstrated significant annual cultivation yield increases, from 350 pounds in 2015, to 1,000 pounds in 2016, to 4,000 pounds in 2017, to 6,000 pounds in 2018, to 14,000 pounds in 2019, and 12,000 pounds in 2020, due to a fire in the first quarter of 2020. These gains came from careful optimization of cannabis strain production, facility expansions, enhanced cultivation technologies, efficient manufacturing operations and business positioning.

Connecticut Cannabis Market

Connecticut has fostered a successful medical marijuana program that now includes over 54,000 registered patients (estimated increase of 700 new patients per month) and over 1,200 registered physicians with, according to a July 22, 2021 article in Forbes Magazine, sales of $143 million in 2020. There are currently 39 qualifying conditions for adults and 11 for patients under 18. The state currently has 18 licensed medical marijuana dispensaries and four licensed medical cultivation and processing facilities (three MSO’s: Curaleaf (60,000 square feet) in Simsbury, CTPharma/Tuatara (200,000 square feet shell being built out in stages) in Rocky Hill, Advanced Grow Labs/Green Thumb Industries (50,000 square feet) in West Haven, and Theraplant (98,000 square feet) in Watertown).

On June 22, 2021, Governor Ned Lamont signed Connecticut Senate Bill 1201, An Act Concerning Responsible And Equitable Regulation Of Adult-Use Cannabis, thereby legalizing adult-use recreational cannabis use in Connecticut. Anticipated revenues from combined medical and recreational adult sales have been projected to top $285 million in 2022.

Cultivation & Genetics

Theraplant has been a leader in Connecticut cultivation since its initial opening. Its operations span 68,000 square feet with a current production capacity of 20,000 pounds, which may be less based upon the number and type of strains in production. Situated on 10 acres, there is ample opportunity for expansion to 500,000 square feet to meet future demand. Theraplant is nearing completion of its fourth cultivation expansion to provide an additional 30,000 square feet, bringing the currently facility to 98,000 square feet. The additional square footage increases Theraplant’s total capacity to nearly 40,000 lbs. per year. Theraplant currently maintains a genetics library of over 300 in-house variants, with 30 strains in regular production and 15 strains in seasonal rotation. The company employs an experienced R&D team, where Theraplant’s breeding program is constantly developing new strains to meet evolving customer tastes and preferences, and to improve production efficiencies. New equipment is tested and built to support research and development initiatives. The team has demonstrated key competencies in marrying strains with high yield, high THC, and short growth cycles, and optimizing strain production to ensure high-yield, resilient genetics.

Manufacturing & Processing

Cutting-edge processing operations have propelled Theraplant to meet all USP111/Pharmacopoeia quality standards and passing all finished product tests since inception. Rebranding in 2019 and 2020 demonstrates Theraplant’s commitment to providing elevated customer experiences and evolving to meet customers’ shifting demands. Such initiatives have helped increase brand awareness in Connecticut. In 2020, Theraplant processed over 19,000 pounds of cannabis flower with a mix of 60% flower and 40% extracts, which had included flower produced from the prior year. At any given time, the production operations have over 100 SKU’s on the Theraplant production menu, with about one week testing turnaround for flower, and about two weeks turnaround for extracts. Theraplant’s size and streamlined operations have historically allowed, and we expect it to continue to, to remain below competitor’s pricing, while still maintaining profitability:

•        Wholesale flower price: $1,800 to $2,200 per pound; and

•        Wholesale concentrate price: $3,500 to $4,500 per pound of flower (product cost per pound is under $500).

Theraplant’s state-of-the-art facilities are housed in Watertown, Connecticut. Theraplant employs quality equipment sourced from known suppliers in the cannabis equipment industry. Carbon dioxide or ethanol extraction is followed by a series of proprietary refining processes yielding oils & concentrates ranging from soft-and-buttery, to sap-like and brittle. Highly refined concentrates test between 75% to 90% THC. There are dedicated functional spaces for each processing and postprocessing stage: extraction, filtration/distillation/formulation, in-process storage, packaging, and finished goods vaults. Reclamation and distillation processes are utilized to minimize waste and maximize return.

Our quality control process helps to make sure that our products meet applicable standards. We believe we have a best-in-class compliance department with nine full-time employees dedicated to ensuring regulatory and quality compliance. The quality control process is compliant with state and local regulations. Quality and safety of products are tested at third-party labs in Connecticut, which have found no deficiencies since Theraplant’s inception. Our products consistently exceed state testing and certification requirements. As part of Theraplant’s quality control process, it is able to sterilize products safely, without altering the plants or their chemical profiles.

We believe Theraplant operates a safe and secure facility. Physical operations are secured and monitored continuously by third party licensed security guards and state-of-the-art video monitoring systems. Only authorized personnel with appropriate clearances have access to Theraplant’s facilities using card and bio-metric controls. Theraplant engages third party legal, environmental health and safety advisors to assist in maintaining appropriate procedural, educational and training programs for its employees.

Wholesale & Distribution

Theraplant sells and delivers products directly to multiple dispensaries throughout all regions across Connecticut. We believe its operational efficiencies have yielded wholesale price competitiveness and profitability. Supported by upstream efficiencies in the supply chain including manufacturing optimization and automation, Theraplant helps dispensary customers and clients potential profitability by providing what we believe to be premium, high-quality products at a lower price point than competitors. We believe attractive price points retain customers and grow shelf space. Theraplant’s purpose-built infrastructure ensures Theraplant manages production processes from start to finish, maintaining and tracking inventory from seed to distribution using its own proprietary system.

Theraplant has established relationships with all third-party Connecticut dispensaries, enabling dispensaries to place orders online 24/7. Theraplant’s focus on inventory management and distribution are syncopated: Theraplant’s proprietary inventory management system provides real-time menu updates and advanced analytics capabilities that assist the provision of data-driven data to better predict demand.

Theraplant owns four delivery vehicles, which allow substantial control over distribution, timing and compliance with state regulations with an average of two to three deliveries per dispensary per week, inventory is often 100% sold through at the dispensaries before next delivery, with average order size steadily growing. Delivery vehicles are driven by what we believe to be reputable, licensed, third-party security providers.

Cash management practices are approved and audited by Theraplant’s current banking institutions.

Operational Systems

Theraplant has well established proprietary operating systems. The company has developed systems that enable it to provide high quality products and services at a lower cost. In its cultivation facilities, these systems include irrigation, rolling tables, specific nutrient schedules, efficient manicuring, and trellising for plant support. All of these systems include efficient facility design, seed to sale tracking software, and RFID tagging. Detailed systems for receiving and sending products through our inventory management operating systems and specific documentation regarding policies, procedures, consumer education, employee education, compliance regulations, and security, is provided by extensive training and manuals onsite.

Intellectual Property (IP)

Theraplant has intellectual property that gives it an advantage over our competitors. Intellectual property includes production facility design, proprietarily designed HVAC systems, environmental conditioning including but not limited to: nutrient/ feeding schedules, extensive knowledge of strains for breeding, and specific manicuring techniques to increase yield and potency.

Human Capital

Theraplant is a leader of an industry in its infancy. Theraplant prides itself on providing quality and professionalism at all levels of its business while producing the highest quality products at competitive prices. Theraplant’s human capital includes highly trained employees with extensive experience in this industry and a wide knowledge of our products and strains.

Theraplant has over 100 personnel licensed to work in the facility, comprised of employees, security, and regular contractors. There are 85 full time employees, with an average tenure of 1.5 years, and an average supervisor tenure of 5 years. The workforce is 44% female and 25% minority. A detailed employee handbook and training program ensures smooth onboarding for all new hires. All full-time employees are eligible for health benefits after a 90-day waiting period. These benefits include medical, vision, and accidental coverage.

Theraplant is dedicated to the principles of equal employment opportunity in any term, condition, or privilege of employment. They hire, promote, and make assignments on the basis of employee qualifications and we do not discriminate against applicants or employees on the basis of age 40 or over, race, sex, color, national origin, sexual orientation, disability, genetic information, veteran status, or any other status protected by the state of Connecticut, and US Federal Law.

Competition

Theraplant is one of only four legal cannabis cultivators in Connecticut. Although we have a strong operating history in the state’s medical cannabis market, and we believe we are well positioned to compete effectively in Connecticut’s newly established recreational cannabis market, we will face significant competition from Theraplant’s competitors in Connecticut. We cannot assure you that, subsequent to the Business Combinations, we will have the resources or ability to compete effectively in Connecticut’s cannabis market.

Legal Proceedings

There is no material litigation, arbitration or governmental proceeding currently pending or to Greenrose’s knowledge, threatened against Theraplant or any members of its management team in their capacity as such.

TRUE HARVEST

General

True Harvest is a cultivation services business operating under license to Oasis, an Arizona medical cannabis operator. In this role, True Harvest grows, processes and packages cannabis under the Shango Fine Cannabis brand and is sold through a wholesale network to 60% of the owner groups in Arizona’s medical and recreational marijuana marketplace.

True Harvest was initially established in May 2015, completing construction on its initial grow facility in October 2015. Over the past six years, True Harvest has operated under license to several Arizona dispensary brands, having moved most recently to medical license holder, Oasis, in late 2019.

True Harvest operates within 74,000 square feet of the former Revlon manufacturing facility at 4301 West Buckeye Road, Phoenix, Arizona. This facility was built in the late 1960s with more than 800,000 square feet footprint. True Harvest is one of the largest indoor grow operators in the state. The space occupied by True Harvest includes industrial sized water treatment, power and cooling infrastructure with four flower rooms, three vegetation rooms, one mother room and one clone room, with the remaining space under construction to double the facility’s cultivation capacity. Operating with one of lowest energy prices at $0.047/kw hour (SRPe63 plan) allows True Harvest to be able to deliver one of the market’s optimal costs per pound. Cooling capacity allows for substantial growth and reduction of risk during the summer season. True Harvest has the potential to substantially expand its cultivation footprint within the existing 4301 West Buckeye Road footprint.

The business operates with 50 strains in its library and with more than 20 in current rotation. The operations are managed through an agreement with RMC AZ, LLC, which is founded and owned by the principals of Shango as manager of their cultivation, which has deep cannabis cultivation operations experience. That contract was initiated concurrently with the leasing of the Oasis offsite cultivation license in late 2019. The relationship brings market leading expertise to the True Harvest team and its customer base as well as industry recognized branding. Shango manages all aspects of operations at the True Harvest site, from genetic selection to planting, harvesting, production, packaging and distribution.

True Harvest’s largest customers are public multi-state cannabis operators (“MSO’s): Curaleaf, Cresco Labs and Harvest Health. Being one of the first wholesale operations in Arizona has allowed True Harvest to develop deep seated relationships with dispensaries throughout the state. Same day delivery allows True Harvest to capitalize on market opportunities across the state. True Harvest utilizes bulk and jar-based packaging to meet dispensary requirements and to better communicate the Shango brand.

True Harvest managed through a period of regulatory scrutiny, with a positive inspection report in 2020, demonstrating the enhancements and improvements that the operation has made to meet state and local regulatory requirements.

Current Market

The State of Arizona legalized medical marijuana in 2010, and Arizona has since issued 130 vertically integrated licenses across the state; each license includes one dispensary, one onsite grow and one off-site grow with no cap on production. The market is populated with a number of public and private MSOs as well as local operators, including Copperstate Farms, the largest in the state with 44 acres of greenhouse grow. Adult recreational cannabis was approved in the November 2020 elections and was implemented as of January 2021. This created an additional 130 licenses being made available to current medical license holders with certain financial considerations. The market has expanded significantly since the legalization of medical marijuana, with 2021 revenues state-wide anticipated at $1.25 billion - $1.5 billion, based on a registered medical patient count of 299,054 (Q1 2021 AZDH) representing approximately 4.03% of the state’s adult population.

Operational Systems

True Harvest owners understood the market positioning of their product and the ongoing importance of producing high quality indoor cannabis, and the importance of their relationship with RMC AZ, LLC, which is founded and owned by the principals of Shango as manager of their cultivation. True Harvest utilizes the Shango proprietary operating procedures, process and systems to manage the employees and overall facility, through its affiliation with RMC AZ, LLC. Shango has developed systems that enable True Harvest to provide high quality products and services at a lower cost. In the cultivation facilities these systems include programmed irrigation, HVAC, rolling tables, floor drains, specific nutrient schedules, efficient manicuring, and trellising for plant support, and further rely on efficient facility design and seed to sale tracking software. True Harvest also employs systems for receiving and sending products through its inventory management operating systems. Specific documentation regarding policies, procedures, consumer education, employee education, compliance regulations, and security is provided by extensive training and manuals onsite.

Intellectual Property

True Harvest has intellectual property that gives it an advantage over its competitors. True Harvest’s intellectual property includes production facility design, and environmental conditioning including but not limited to: nutrient/feeding schedules, extensive knowledge of strains for breeding, and specific manicuring techniques to increase yield and potency. The cultivation team includes highly trained employees with extensive experience in the cannabis industry and a wide knowledge of True Harvest’s products and strains. The True Harvest team has gained the skills necessary to enable it to create a professional environment based on providing a legitimate foundation for the cannabis industry.

Human Capital

True Harvest has 69 personnel licensed to work in the facility. True Harvest is dedicated to the principles of equal employment opportunity in any term, condition, or privilege of employment. True Harvest hires, promotes, and makes assignments on the basis of employee qualifications and does not discriminate against applicants or employees on the basis of age 40 or over, race, sex, color, national origin, sexual orientation, disability, genetic information, veteran status, or any other status protected by the State of Arizona and U.S. federal law.

Legal Proceedings

From time to time, the Company may be involved in litigation relating to claims arising out of operations in the normal course of business. As of June 30, 2020, there are no proceedings in which any of the Company’s directors, officers or affiliates is an adverse party or has a material interest adverse to the Company’s interest. In addition, as of June 30, 2020, there were no pending or threatened lawsuits that could reasonably be expected to have a material effect on the results of the Company’s operations, except for the following:

Copper State Herbal Center, Inc. vs. True Harvest, LLC

The Company maintained a business relationship with Copper State Herbal Center, Inc. (“Copper State”) under an amended consulting services agreement entered into on April 1, 2017. Copper State and the Company have competing claims for breach of the amended consulting services agreement. In addition, the Company sued Copper State for breach of fiduciary duties arising out of Copper State’s failure, as an entity licensed by Arizona Department of Health Services, to protect the medical cannabis products and flowering plants in the Facility leading directly to the Company’s loss of several million dollars in revenue. The Company believes its damages outstrip Copper State’s alleged damages by at least 5:1. Currently, the parties are going through a discovery phase, which is nearing an end. A trial date has not been set. Any gain or loss in connection with this litigation is currently not estimable. The Company did not recognize any receivable or liability in connection with the litigation as of June 30, 2021.

In 2019, in connection with the litigation, the Company suspended its payment on the promissory notes dated May 16, 2018 issued to Copper State. Certain member of the Company provided guarantee and all the membership interests of the guarantor member at the time of the issuance was provided as collateral. The promissory note bears no interest. However, upon default, the Company should pay penalty interest at 12% per year, compounded annually, and the lender may demand the repayment of the entire remaining notes payable. The Company recorded penalty interest expense, and the entire remaining principal balance was included in Current Portion of Notes Payable in the condensed balance sheets as of June 30, 2021 and December 31, 2020.

Non Profit Patient Center, Inc. vs. True Harvest, LLC

The Company maintained a business relationship with Non Profit Patient Center, Inc. (“NPPC”) since the Company entered into a cultivation service agreement with NPPC on November 5, 2018. In 2019, the Company sued NPPC for breach of contract, breach of the covenant of good faith and fair dealing, fraudulent inducement, negligent misrepresentation, and tortious interference with a business expectancy. These causes of action arose out of NPPC’s failure to abide by the cultivation services agreement with the Company.

On January 9, 2020, a trial court ordered settlement agreement and dismissed all matters. The Company deposited $200,000 in an escrow account for the settlement, included in Restricted Cash in the condensed balance sheets as of December 31, 2020. In addition, the Company had a payable of $200,000 for the settlement, included in Accounts Payable in the condensed balance sheets as of December 31, 2020.

On February 10, 2020, NPPC appealed the settlement order. The Court of Appeals dismissed the appeal, because the settlement order was not a final order from which an appeal lies. On February 5, 2021, the Company and its investors have filed a motion to dismiss this action in accordance with the settlement agreement. NPPC suggested that NPPC may appeal an order dismissing the case.

On or about April 16, 2021, the lawsuit was resolved by the entry of a consensual order dismissing the case, with prejudice. The dismissal fulfilled the final terms of the settlement that was reached between the litigants. Since the dismissal was with prejudice, all litigation between the Company and NPPC arising out of their prior contractual relationship should be concluded. Based on this, the Company made the payment of $200,000 and NPPC accepted the settlement payment in April 2021, which reduced the Company’s restricted cash and accounts payable.

Rocinante Construction, LLC and PinderNation Electric, LLC vs. True Harvest, LLC

In 2020, True Harvest sued Rocinante Construction, LLC (“Rocinante”) and PinderNation Electric, LLC (“PinderNation”) for construction defects in relation to the electrical and lighting works at certain sections of the Facility, which resulted in losing the use of approximately 25% of the planned lighting in the sections. Rocinante has asserted a counterclaim against the Company for construction fees related to certain phase of construction work. Currently, the parties are going through a discovery phase, but the parties are committed to participate in alternative dispute resolution in 2021. A trial date has not been set. Any gain or loss in connection with this litigation is currently not estimable. The Company did not recognize any receivable or liability in connection with the litigation as of June 30, 2021.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of our common stock by:

•        each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

•        each of our officers and directors; and

•        all of our officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. The following table does not reflect record of beneficial ownership of the warrants included in the units offered in the IPO or the Private Units or Private Warrants as the warrants are not exercisable within 60 days of the date hereof.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership		Approximate Percentage of Outstanding Shares
William F. Harley III	0	(2)	0
Daniel Harley	0	(2)	0
Brendan Sheehan	0	(2)	0
Paul Otto Wimer	0	(3)	0
Jeffrey Stegner	0	(3)	0
Steven Cummings	0	(3)	0
Thomas Megale	0		0
John Falcon	0	(3)	0
John Torrance III	0	(3)	0
Greenrose Associates LLC	4,532,500	(4)	20.7%
All directors and executive officers as a group (nine individuals)	4,532,500		20.7%

____________

(1)      Unless otherwise indicated, the business address of each of the individuals is 111 Broadway, Amityville, NY 11701.

(2)      Does not include any securities held by Greenrose Associates LLC, of which each person is a manager and member. Under the so-called “rule of three”, if voting and dispositive decisions regarding an entity’s securities are made by three or more individuals, and a voting or dispositive decision requires the approval of a majority of those individuals, then none of the individuals is deemed a beneficial owner of the entity’s securities. Based on the foregoing, no individual of the committee exercises voting or dipositive control over any of the securities held by such entity, even those in which he directly owns a pecuniary interest. Accordingly, none of them will be deemed to have or share beneficial ownership of such shares. Each such person disclaims beneficial ownership of the reported shares other than to the extent of his ultimate pecuniary interest therein.

(3)      Does not include any securities held by Greenrose Associates LLC, of which each person is directly or indirectly a member. Each such person disclaims beneficial ownership of the reported shares other than to the extent of his ultimate pecuniary interest therein.

(4)      Does not include securities issuable upon exercise of Notes in the principal amount of $2,000,000, which may be converted into units at a price of $10.00 per unit and/or warrants at a price of $1.00 per warrant.

All of the Founder’s Shares outstanding prior to the IPO have been placed in escrow with Continental Stock Transfer & Trust Company, as escrow agent, until (i) with respect to 50% of such shares, the earlier of one year after the date of the consummation of our initial business combination and the date on which the closing price of our common stock equals or exceeds $12.50 per share (as adjusted for share splits, share dividends, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing after our initial business combination and (ii) with respect to the remaining 50% of such shares, one year after the date of the consummation of our initial business combination, or earlier if, subsequent to our initial business combination, we consummate a liquidation, merger, stock exchange or other similar transaction which results in all of our stockholders having the right to exchange their shares of common stock for cash, securities or other property.

During the escrow period, the holders of these shares will not be able to sell or transfer their securities except for transfers, assignments or sales (i) among our initial stockholders or to our initial stockholders’ members, officers, directors, consultants or their affiliates, (ii) to a holder’s stockholders or members upon its liquidation, (iii) by bona fide gift to a member of the holder’s immediate family or to a trust, the beneficiary of which is the holder or a member of the holder’s immediate family, for estate planning purposes, (iv) by virtue of the laws of descent and distribution upon death, (v) pursuant to a qualified domestic relations order, (vi) to us for no value for cancellation in connection with the consummation of our initial business combination, or (vii) in connection with the consummation of a business combination at prices no greater than the price at which the shares were originally purchased, in each case (except for clause (vi) or with our prior consent) where the transferee agrees to the terms of the escrow agreement and to be bound by these transfer restrictions, but will retain all other rights as our stockholders, including, without limitation, the right to vote their shares of common stock and the right to receive cash dividends, if declared. If dividends are declared and payable in shares of common stock, such dividends will also be placed in escrow. If we are unable to effect a business combination and liquidate, there will be no liquidation distribution with respect to the Founder’s Shares.

Our executive officers and Sponsor are our “promoters,” as that term is defined under the federal securities laws.

Equity Compensation Plans

As of December 31, 2020, we had no compensation plans (including individual compensation arrangements) under which equity securities of the registrant were authorized for issuance.

The following table sets forth information known to the Company regarding (i) the actual beneficial ownership of our Common Stock as of the record date (pre-Business Combinations) and (ii) expected beneficial ownership of our Common Stock immediately following consummation of the Business Combinations (post-Business Combinations), assuming that no additional public shares of the Company are redeemed, and alternatively the maximum number of shares of the Company are redeemed, by:

•        each person who is, or is expected to be, the beneficial owner of more than 5% of the outstanding shares of our Common Stock;

•        each of our current officers and directors;

•        each person who will become a named officer or director of the Post-Combinations Company; and

•        all officers and directors of the Company, as a group, and of the Post-Combinations Company, as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.

The beneficial ownership of our Common Stock pre-Business Combinations is based on shares of Common Stock (including Founder Shares) issued and outstanding as of June 30, 2021.

The expected beneficial ownership of shares of Common Stock post-Business Combinations assuming none of the public shares are redeemed has been determined based upon the following: (i) that no public stockholders exercise their redemption rights (no redemptions scenario), (ii) that none of the investors set forth in the table below has purchased or purchases shares of Common Stock (pre- or post-Business Combinations), (iii) that 5 million shares of Common Stock are issued to the former Theraplant equity holders, and (iv) that there will be an aggregate of 26,892,500 shares of the Post-Combinations Company’s Common Stock issued and outstanding at Closing of the acquisition of Theraplant.

The expected beneficial ownership of shares of Common Stock post-Business Combinations assuming the maximum number of public shares have been redeemed has been determined based on the following: (i) that holders of 10,359,993 public shares exercise their redemption rights (maximum redemption scenario), (ii) that none of the investors set forth in the table below has purchased or purchases shares of Common Stock (pre- or post-Business Combinations), (iii) that 5 million shares of Common Stock are issued to the former Theraplant equity holders, and (iv) there will be an aggregate of 16,532,507 shares of the Post-Combinations Company’s Common Stock issued and outstanding at Closing.

Unless otherwise indicated, we believe that all persons named in the table below have sole voting and investment power with respect to all shares of Common Stock or warrants beneficially owned by them.

	After the Business Combinations
	Before the Business Combinations		Assuming No Further Redemption		Assuming Maximum Redemption
Name and Address of Beneficial Owner	Number of Shares	Approximate %	Number of Shares	Approximate %	Number of Shares	Approximate %
Greenrose Associates LLC(1) 111 Broadway Amityville, NY 11701	4,532,500	20.7%
Karpus Investment Management(2) 183 Sully’s Trail Pittsford, NY 14534	2,307,950	10.5%

____________

(1)      Based on 13G filed February 12, 2021. This amount reflects 4,312,500 shares of common stock owned by the Reporting Person and 220,000 shares of common stock underlying units of the Issuer purchased by the Reporting Person in private placements conducted in connection with the Issuer’s initial public offering. This amount does not include 220,000 shares of common stock issuable upon the exercise of warrants underlying units of the Issuer held by the Reporting Person, or 1,100,000 shares of common stock issuable upon the exercise of warrants held by the Reporting Person, none of which are exercisable and will not be exercisable within 60 days of this filing. This amount does not include securities issuable upon conversion of $2,000,000 in convertible notes (the “Notes”) issued by the Issuer to the Reporting Person, evidencing loans in the same aggregate amount. The Notes allow the Reporting Person, at its sole option, to convert any of the principal amount due under the Notes into units at a price of $10.00 per unit (“Working Capital Units”) and/or warrants at a price of $1.00 per warrant (“Working Capital Warrants”). The Working Capital Units and/or Working Capital Warrants, if any, would be identical to the Private Units and/or Private Warrants, as described in the Registration Statement. As of the date of this filing, the Reporting Person has not determined whether it will convert the Notes into Working Capital Units and/or Working Capital Warrants, or have the Notes repaid without interest, at the time the Issuer completes its initial business combination.

(2)      Based on Schedule 13 G filed August 13, 2021.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

In August 2019, we issued an aggregate of 4,312,500 shares of our common stock (the “Founder’s Shares”) for an aggregate purchase price of $25,000, or approximately $0.006 per share, to our sponsor, Greenrose Associates LLC, a New York limited liability company (“Sponsor”).

On February 13, 2020, we consummated our initial public offering (the “IPO”) of 15,000,000 of our units (the “Public Units”). Each Public Unit consists of one share of common stock and one redeemable warrant, with each warrant entitling the holder to purchase one share of common stock at a price of $11.50 per share. The Public Units were sold at an offering price of $10.00 per Public Unit, generating gross proceeds of $150,000,000.

Simultaneously with the consummation of the IPO, we consummated the private placement (“Private Placement”) of 300,000 units (the “Private Units”) at a price of $10.00 per Private Unit and 1,500,000 warrants (the “Private Warrants”) at a price of $1.00 per Private Warrant, generating total proceeds of $4,500,000. The Private Units and Private Warrants were sold to the Sponsor and Imperial Capital, LLC. The Private Units and Private Warrants are identical to the Public Units and warrants sold in the IPO, except that the Private Warrants and the warrants underlying the Private Units are non-redeemable and may be exercised on a cashless basis, in each case so long as they continue to be held by the initial purchasers or their permitted transferees.

On February 14, 2020, we consummated the sale of an additional 2,250,000 Public Units that were subject to the underwriters’ over-allotment option at $10.00 per Public Unit, generating gross proceeds of $22,500,000. Simultaneously with the closing of the sale of the additional Public Units, we consummated the sale of an additional 30,000 Private Units at $10.00 per Private Unit and 150,000 Private Warrants, at a price of $1.00 per Private Warrant, generating total proceeds of $450,000. Following the closing of the over-allotment option and sale of additional Private Units and Private Warrants, an aggregate amount of $172,500,000 has been placed in the Trust Account established in connection with the IPO.

In order to fund working capital deficiencies or finance transaction costs in connection with a Business Combination, the Insiders, or certain of our officers and directors or their affiliates may, but are not obligated to, loan us funds as may be required. If we complete our initial Business Combination, we would repay such loaned amounts. In the event that our initial Business Combination does not close, we may use a portion of the working capital held outside the Trust Account to repay such loaned amounts but no proceeds from our Trust Account would be used for such repayment. Up to $2,000,000 of notes may be convertible into Private Units, at a price of $10.00 per Private Unit, and/or Private Warrants, at a price of $1.00 per Private Warrant. The units and warrants would be identical to the Private Units and Private Warrants sold in the Private Placement. On March 26, 2020, we issued 2020 Note in the principal amount of $1,000,000 to the Sponsor. The 2020 Note is non-interest bearing and payable upon the consummation of a Business Combination. The 2020 Note may be converted into units at a price of $10.00 per unit and/or warrants at a price of $1.00 per warrant. The units would be identical to the Private Units and the warrants would be identical to the Private Warrants. On January 29, 2021, we issued the 2021 Note in the principal amount of $1,000,000 to the Sponsor. The 2021 Note is non-interest bearing and payable upon the consummation of a Business Combination. The 2021 Note may be converted into units at a price of $10.00 per unit and/or warrants at a price of $1.00 per warrant. The units would be identical to the Private Units and the warrants would be identical to the Private Warrants.

The holders of our Founder’s Shares, as well as the holders of the Private Units, Private Warrants and any units our Sponsor, initial stockholders, officers, directors or their affiliates may be issued in payment of working capital loans made to us (and all underlying securities), are entitled to registration rights pursuant to an agreement signed in connection with the IPO. The holders of a majority of these securities are entitled to make up to two demands that we register such securities. The holders of the majority of the Founder’s Shares can elect to exercise these registration rights at any time commencing three months prior to the date on which these shares of common stock are to be released from escrow. The holders of a majority of the private units and units issued in payment of working capital loans made to us (or underlying securities) can elect to exercise these registration rights at any time after we consummate a business combination. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to our consummation of a business combination. We will bear the expenses incurred in connection with the filing of any such registration statements.

Our Sponsor has agreed that, until the earlier of our consummation of our initial business combination or our liquidation, it will make available to us certain general and administrative services, including office space, utilities and administrative support, as we may require from time to time. We have agreed to pay our Sponsor $10,000 per month for these services. We believe, based on rents and fees for similar services in the New York metropolitan area, that the fee charged by our Sponsor is at least as favorable as we could have obtained from an unaffiliated person.

Related Party Policy

Our Code of Ethics, which we adopted upon consummation of the IPO, requires us to avoid, wherever possible, all related party transactions that could result in actual or potential conflicts of interests, except under guidelines approved by the board of directors (or the audit committee). Related-party transactions are defined as transactions in which (1) the aggregate amount involved will or may be expected to exceed $120,000 in any calendar year, (2) we or any of our subsidiaries is a participant, and (3) any (a) executive officer, director or nominee for election as a director, (b) greater than 5% beneficial owner of our shares of common stock, or (c) immediate family member, of the persons referred to in clauses (a) and (b), has or will have a direct or indirect material interest (other than solely as a result of being a director or a less than 10% beneficial owner of another entity). A conflict of interest situation can arise when a person takes actions or has interests that may make it difficult to perform his or her work objectively and effectively. Conflicts of interest may also arise if a person, or a member of his or her family, receives improper personal benefits as a result of his or her position.

We also require each of our directors and executive officers to annually complete a directors’ and officers’ questionnaire that elicits information about related party transactions.

Our audit committee, pursuant to its written charter, is responsible for reviewing and approving related-party transactions to the extent we enter into such transactions. All ongoing and future transactions between us and any of our officers and directors or their respective affiliates will be on terms believed by us to be no less favorable to us than are available from unaffiliated third parties. Such transactions will require prior approval by our audit committee and a majority of our uninterested “independent” directors, or the members of our board who do not have an interest in the transaction, in either case who had access, at our expense, to our attorneys or independent legal counsel. We will not enter into any such transaction unless our audit committee and a majority of our disinterested “independent” directors determine that the terms of such transaction are no less favorable to us than those that would be available to us with respect to such a transaction from unaffiliated third parties. Additionally, we require each of our directors and executive officers to complete a directors’ and officers’ questionnaire that elicits information about related party transactions.

These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer.

Director Independence

Nasdaq rules require that a majority of the board of directors of a company listed on Nasdaq must be composed of “independent directors.” An “independent director” is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship, which, in the opinion of the company’s board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. We have determined that John Falcon, Steven Cummings, John Torrance III and Thomas Megale are independent directors under the Nasdaq rules and Rule 10A-3 of the Exchange Act. Our independent directors have regularly scheduled meetings at which only independent directors are present.

SHAREHOLDER COMMUNICATIONS

Shareholders and interested parties may communicate with Greenrose’s board of directors, any committee chairperson or the non-management directors as a group by writing to the board or committee chairperson in care of Greenrose Acquisition Corp., 111 Broadway, Amityville, NY 11701. Following the business combination, such communications should be sent to the same address. Each communication will be forwarded, depending on the subject matter, to the board of directors, the appropriate committee chairperson or all non-management directors.

APPRAISAL RIGHTS

Appraisal rights are not available to holders of our shares of Common Stock in connection with the Business Combinations.

HOUSEHOLDING INFORMATION

Unless Greenrose has received contrary instructions, Greenrose may send a single copy of this proxy statement to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if shareholders prefer to receive multiple sets of Greenrose’s disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. We will promptly provide separate copies upon written or oral request. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of disclosure documents, the shareholders should follow these instructions:

•        If the shares are registered in the name of the shareholder, the shareholder should contact Greenrose at its offices at Greenrose Acquisition Corp., 111 Broadway, Amityville, NY 11701 to inform Greenrose of his or her request; or

•        If a bank, broker or other nominee holds the share, the shareholder should contact the bank, broker or other nominee directly.

TRANSFER AGENT AND REGISTRAR

The transfer agent for Greenrose’s securities is Continental Stock Transfer & Trust Company, LLC.

SUBMISSION OF STOCKHOLDER PROPOSALS

Greenrose’s Board is aware of no other matter that may be brought before the Special Meeting. Under Delaware law, only business that is specified in the notice of Special Meeting to stockholders may be transacted at the Special Meeting.

FUTURE STOCKHOLDER PROPOSALS

If a Business Combination is completed, you will be entitled to attend and participate in the combined entity’s annual meetings of stockholders. If we hold a 2022 annual meeting of shareholders, we will provide notice of or otherwise publicly disclose the date on which the 2022 annual meeting will be held. If the 2022 annual meeting of shareholders is held, shareholder proposals will be eligible for consideration by the directors for inclusion in the proxy statement for the Company’s 2022 annual meeting of shareholders in accordance with Rule 13A-8 under the Exchange Act.

WHERE YOU CAN FIND MORE INFORMATION

Greenrose files reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read Greenrose’s SEC filings, including this proxy statement, over the Internet at the SEC’s website at http://www.sec.gov. You may also read and copy any document Greenrose files with the SEC at the SEC public reference room located at 100 F Street, N.E., Room 1580 Washington, D.C., 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You may also obtain copies of the materials described above at prescribed rates by writing to the SEC, Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

If you would like additional copies of this proxy statement or if you have questions about the Business Combinations or the proposals to be presented at the Special Meeting, you should contact Greenrose by telephone or in writing:

William F. Harley III

Chief Executive Officer

Greenrose Acquisition Corp.

111 Broadway

Amityville, NY 11701

You may also obtain these documents by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:

MacKenzie Partners, Inc.

1407 Broadway, 27th Floor

New York, New York 10018

Tel: 212-929-5500 (Call Collect)

Call Toll Free (800) 322-2885

Email: proxy@mackenziepartners.com

If you are a stockholder of the Company and would like to request documents, please do so by October 13, 2021, in order to receive them before the Special Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

All information contained in this proxy statement relating to the Company has been supplied by the Company, all such information relating to Theraplant has been supplied by Theraplant, all such information relating to Futureworks has been supplied by Futureworks, all such information relating to True Harvest has been supplied by True Harvest and all such information relating to Shango Holdings has been supplied by Shango Holdings. Information provided by the Company, Shango Holdings, Theraplant, Futureworks, or True Harvest does not constitute any representation, estimate or projection of any other party.

This document is a proxy statement of the Company for the Special Meeting. We have not authorized anyone to give any information or make any representation about the Business Combinations, the Company, Shango Holdings, Theraplant, Futureworks or True Harvest that is different from, or in addition to, that contained in this proxy statement. Therefore, if anyone does give you information of this sort, you should not rely on it. The information contained in this proxy statement speaks only as of the date of this proxy statement, unless the information specifically indicates that another date applies.

INDEX TO CONSOLIDATED FINANCIAL INFORMATION

GREENROSE ACQUISITION CORP.

GREENROSE ACQUISITION CORP.
CONDENSED CONSOLIDATED BALANCE SHEETS

	June 30, 2021	December 31, 2020
	(Unaudited)
ASSETS
Current assets
Cash	$253,115	$309,849
Prepaid expenses	71,989	45,096
Total Current Assets	325,104	354,945

Marketable securities held in Trust Account	173,402,529	173,656,603
Other asset	50,000	—
TOTAL ASSETS	$173,777,633	$174,011,548

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accrued expenses	$1,231,989	$399,999
Promissory note – related party	300,000	—
Total Current Liabilities	1,531,989	399,999

Private warrants liability	1,445,400	1,980,000
Convertible promissory note, net – related party	2,895,629	1,593,605
TOTAL LIABILITIES	5,873,018	3,973,604

Commitments

Common stock subject to possible redemption 16,210,346 and 16,414,428 shares at June 30, 2021 and December 31, 2020, respectively	162,904,607	165,037,937

Stockholders’ Equity
Preferred stock, $0.0001 par value; 1,000,000 shares authorized; none issued and outstanding	—	—
Common stock, $0.0001 par value; 70,000,000 shares authorized; 5,682,154 and 5,478,072 shares issued and outstanding (excluding 16,210,346 and 16,414,428 shares subject to possible redemption) at June 30, 2021 and December 31, 2020, respectively	568	548
Additional paid-in capital	8,744,751	6,611,441
Accumulated deficit	(3,745,311)	(1,611,982)
Total Stockholders’ Equity	5,000,008	5,000,007
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$173,777,633	$174,011,548

The accompanying notes are an integral part of the unaudited condensed consolidated financial statements.

GREENROSE ACQUISITION CORP.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(UNAUDITED)

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
Operating and formation costs	$1,198,324	$273,652	$2,374,511	$549,031
Loss from operations	(1,198,324)	(273,652)	(2,374,511)	(549,031)

Other (expenses) income:
Interest earned on marketable securities held in Trust Account	4,325	43,276	8,606	1,147,848
Interest Expense – Promissory Note	(552,973)	(88,687)	(1,039,311)	(93,560)
Change in fair value of private warrants liabilities	217,800	594,000	534,600	990,000
Change in fair value of Convertible promissory note, net – related party	180,794	238,079	737,287	322,470
Other (expenses) income, net	(150,054)	786,668	241,182	2,366,758

(Loss) Income before income taxes	(1,348,378)	513,016	(2,133,329)	1,817,727
Benefit from (Provision for) income taxes	—	48,373	—	(126,084)
Net (loss) income	$(1,348,378)	$561,389	$(2,133,329)	$1,691,643

Basic and diluted weighted average shares outstanding, Common stock subject to possible redemption	16,337,862	10,328,183	16,375,933	10,332,300

Basic and diluted net (loss) income per share. Common stock subject to possible redemption	$—	$—	$—	$0.09

Basic and diluted weighted average shares outstanding, Common stock	5,554,638	5,197,872	5,516,567	4,991,550

Basic and diluted net (loss) income per share, Common stock	$(0.24)	$0.10	$(0.39)	$0.16

The accompanying notes are an integral part of the unaudited condensed consolidated financial statements.

GREENROSE ACQUISITION CORP.
STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY
FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2021
(UNAUDITED)

	Common Stock		Additional Paid-in Capital	Accumulated Deficit	Total Stockholders’ Equity
	Shares	Amount
Balance – January 1, 2021	5,478,072	$548	$6,611,441	$(1,611,982)	$5,000,007
Change in value of common stock subject to possible redemption	80,872	8	784,942	—	784,951
Net loss	—	—	—	(784,951)	(784,951)
Balance – March 31, 2021	5,558,944	$556	$7,396,383	$(2,396,933)	$5,000,007
Change in value of common stock subject to possible redemption	123,210	12	1,348,368	—	1,348,379
Net loss	—	—	—	(1,348,378)	(1,348,378)
Balance – June 30, 2021	5,682,154	$568	$8,744,751	$(3,745,311)	$5,000,008

FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2020 (As Restated)

	Common Stock		Additional Paid-in Capital	Accumulated Deficit	Total Stockholders’ Equity
	Shares	Amount
Balance – January 1, 2020	4,312,500	$431	$24,569	$(2,199)	$22,801
Sale of 17,250,000 Units, net of underwriting discount and offering expenses	17,250,000	1,725	168,079,001	—	168,080,726
Sale of 330,000 Private Units, net of warrant liability	330,000	33	3,065,667	—	3,065,700
Contribution in excess of fair value of sale of 1,650,000 Private Warrants	—	—	478,500	—	478,500
Common stock subject to possible redemption	(16,694,628)	(1,669)	(167,776,305)	—	(167,777,974)
Net Income	—	—	—	1,130,254	1,130,254
Balance – March 31, 2020	5,197,872	$520	$3,871,432	$1,128,055	$5,000,007
Changes in value of common stock subject to redemption	(50,949)	(6)	(561,383)	—	(561,389)
Net Income				561,389	561,389
Balance – June 30, 2020	5,146,923	$514	$3,310,049	$1,689,444	$5,000,007

The accompanying notes are an integral part of the unaudited condensed consolidated financial statements.

GREENROSE ACQUISITION CORP.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(UNAUDITED)

	Six Months Ended June 30,
	2021	2020
		As Restated
Cash Flows from Operating Activities:
Net (loss) income	$(2,133,329)	$1,691,643
Adjustments to reconcile net (loss) income to net cash used in operating activities:
Interest earned on marketable securities held in Trust Account	(8,606)	(1,147,848)
Interest Expense – Promissory Note	1,039,311	93,560
Change in fair value of private warrants liability	(534,600)	(990,000)
Change in fair value of Convertible promissory note, net – related party	(737,287)	(322,470)
Changes in operating assets and liabilities:
Prepaid expenses	(26,893)	(21,500)
Other asset	(50,000)	—
Accrued expenses	831,990	97,880
Income taxes payable	—	126,084
Net cash used in operating activities	(1,619,414)	(472,651)

Cash Flows from Investing Activities:
Investment of cash in Trust Account	—	(172,500,000)
Cash withdrawn from trust account for taxes	262,680	—
Net cash provided by (used in) investing activities	262,680	(172,500,000)

Cash Flows from Financing Activities:
Proceeds from sale of Units, net of underwriting discounts paid	—	169,050,000
Proceeds from sale of Private Units	—	3,300,000
Proceeds from sale of Private Warrants	—	1,650,000
Advances from related party	—	164,753
Repayment of advances from related party	—	(796,119)
Proceeds from promissory note – related party	300,000	—
Proceeds from Convertible promissory note – related party	1,000,000	1,000,000
Payment of offering costs	—	(355,490)
Net cash provided by financing activities	1,300,000	174,013,144

Net Change in Cash	(56,734)	1,040,493
Cash – Beginning of period	309,849	24,970
Cash – End of period	$253,115	$1,065,463

Non-Cash investing and financing activities:
Initial classification of common stock subject to possible redemption	—	$166,647,190
Change in value of common stock subject to possible redemption	$(2,133,329)	$(1,609,253)
Initial classification of private warrants liability		$1,405,800
Initial classification of Convertible promissory note, net – related party	1,087,401	492,165
Offering costs included in accrued offering costs	$—	$13,459

The accompanying notes are an integral part of the unaudited condensed consolidated financial statements.

GREENROSE ACQUISITION CORP.
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2021
(Unaudited)

Note 1 — Description of Organization and Business Operations

Greenrose Acquisition Corp. (the “Company”) was incorporated in Delaware on August 26, 2019. The Company was formed for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or similar business combination with one or more businesses or entities (the “Business Combination”).

The Company is an early stage and emerging growth company and, as such, the Company is subject to all of the risks associated with early stage and emerging growth companies.

On March 12, 2021, the Company entered into definitive agreements to acquire four cannabis companies. The companies are Shango Holdings Inc. (Shango), Futureworks LLC (d/b/a The Health Center), Theraplant, LLC, and True Harvest, LLC. As part of the acquisition, the company formed wholly owned subsidiaries to effect the business combinations: i) GNRS NV Merger Sub, Inc., a Nevada corporation on March 10, 2021, ii) GNRS CT Merger Sub, LLC, a Connecticut limited liability company on March 5, 2021, iii) Futureworks Holdings, Inc. a Delaware corporation on March 11, 2021, and iv) True Harvest Holdings, Inc., a Delaware corporation on March 10, 2021.

As of June 30, 2021, the Company had not commenced any operations. All activity through June 30, 2021 relates to the Company’s formation, the initial public offering (“Initial Public Offering”), which is described below, and identifying a target company or companies for a Business Combination. The Company will not generate any operating revenues until after the completion of a Business Combination, at the earliest. The Company generates non-operating income in the form of interest income from the proceeds derived from assets held in the Trust Account, interest expense from the amortization of the debt discount on our promissory note and recognizes changes in the fair value of derivative liabilities as other income (expense).

The registration statement for the Company’s Initial Public Offering was declared effective on February 10, 2020. On February 13, 2020, the Company consummated the Initial Public Offering of 15,000,000 units (the “Units” and, with respect to the shares of common stock included in the Units sold, the “Public Shares”), generating gross proceeds of $150,000,000, which is described in Note 3.

Simultaneously with the closing of the Initial Public Offering, the Company consummated the sale of 300,000 units (the “Private Units”) and 1,500,000 warrants (the “Private Warrants” and, together with the Private Units, the “Private Securities”) at a price of $10.00 per Private Unit and $1.00 per Private Warrant in a private placement to Greenrose Associates, LLC (the “Sponsor”) and Imperial Capital, LLC (“Imperial”), generating gross proceeds of $4,500,000, which is described in Note 4.

Following the closing of the Initial Public Offering on February 13, 2020, an amount of $150,000,000 ($10.00 per Unit) from the net proceeds of the sale of the Units in the Initial Public Offering and the sale of the Private Securities was placed in a trust account (the “Trust Account”) located in the United States, which will be only invested in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), with a maturity of 180 days or less or in any open-ended investment company that holds itself out as a money market fund selected by the Company meeting the conditions of Rule 2a-7 of the Investment Company Act, as determined by the Company, until the earlier of: (i) the completion of a Business Combination or (ii) the distribution of the funds in the Trust Account to the Company’s stockholders, as described below.

On February 14, 2020, the underwriters notified the Company of their intention to exercise their over-allotment option in full. As such, on February 14, 2020, the Company consummated the sale of an additional 2,250,000 Units, at $10.00 per Unit, and the sale of an additional 30,000 Private Units, at $10.00 per Private Unit, and 150,000 Private Warrants, at $1.00 per Private Warrant, generating total gross proceeds of $22,950,000. A total of $22,500,000 of the net proceeds was deposited into the Trust Account, bringing the aggregate proceeds held in the Trust Account to $172,500,000.

GREENROSE ACQUISITION CORP.
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2021
(Unaudited)

Note 1 — Description of Organization and Business Operations (cont.)

Transaction costs amounted to $4,419,274 consisting of $3,450,000 of underwriting fees and $969,274 of other offering costs.

The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Initial Public Offering and the sale of the Private Securities, although substantially all of the net proceeds are intended to be applied generally toward consummating a Business Combination. There is no assurance that the Company will be able to complete a Business Combination successfully. The Company must complete a Business Combination having an aggregate fair market value of at least 80% of the assets held in the Trust Account (excluding taxes payable on income earned on the Trust Account) at the time of the agreement to enter into an initial Business Combination. The Company will only complete a Business Combination if the post-transaction company owns or acquires 50% or more of the outstanding voting securities of the target or otherwise acquires a controlling interest in the target sufficient for it not to be required to register as an investment company under the Investment Company Act.

The Company will provide its holders of the outstanding Public Shares (the “public stockholders”) with the opportunity to redeem all or a portion of their Public Shares upon the completion of a Business Combination either (i) in connection with a stockholder meeting called to approve the Business Combination or (ii) by means of a tender offer. The decision as to whether the Company will seek stockholder approval of a Business Combination or conduct a tender offer will be made by the Company, solely in its discretion. The public stockholders will be entitled to redeem their Public Shares for a pro rata portion of the amount then in the Trust Account ($10.00 per Public Share, plus any pro rata interest earned on the funds held in the Trust Account and not previously released to the Company to pay its franchise and income tax obligations). There will be no redemption rights upon the completion of a Business Combination with respect to the Company’s warrants.

The Company will proceed with a Business Combination if the Company has net tangible assets of at least $5,000,001 upon such consummation of a Business Combination and, if the Company seeks stockholder approval, a majority of the shares voted are voted in favor of the Business Combination. If a stockholder vote is not required by law and the Company does not decide to hold a stockholder vote for business or other legal reasons, the Company will, pursuant to its Amended and Restated Certificate of Incorporation (the “Amended and Restated Certificate of Incorporation”), conduct the redemptions pursuant to the tender offer rules of the U.S. Securities and Exchange Commission (“SEC”) and file tender offer documents with the SEC prior to completing a Business Combination. If, however, stockholder approval of the transaction is required by law, or the Company decides to obtain stockholder approval for business or legal reasons, the Company will offer to redeem shares in conjunction with a proxy solicitation pursuant to the proxy rules and not pursuant to the tender offer rules. If the Company seeks stockholder approval in connection with a Business Combination, the Company’s Sponsor and Imperial have agreed to vote their Founder’s Shares (as defined in Note 5), Private Shares (as defined in Note 4), and any Public Shares purchased during or after the Initial Public Offering in favor of approving a Business Combination and not to convert any shares in connection with a stockholder vote to approve a Business Combination or sell any shares to the Company in a tender offer in connection with a Business Combination. Additionally, each public stockholder may elect to redeem their Public Shares irrespective of whether they vote for or against the proposed transaction or don’t vote at all.

The Sponsor and Imperial have agreed (a) to waive their redemption rights with respect to their Founder’s Shares, Private Shares and Public Shares held by it in connection with the completion of a Business Combination, (b) to waive their rights to liquidating distributions from the Trust Account with respect to the Founder’s Shares and Private Shares if the Company fails to consummate a Business Combination, and (c) not to propose an amendment to the Amended and Restated Certificate of Incorporation that would affect a public stockholders’ ability to convert or sell their shares to the Company in connection with a Business Combination or affect the substance or timing of the Company’s obligation to redeem 100% of its Public Shares if the Company does not complete a Business Combination, unless the Company provides the public stockholders with the opportunity to redeem their Public Shares in conjunction with any such amendment.

GREENROSE ACQUISITION CORP.
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2021
(Unaudited)

Note 1 — Description of Organization and Business Operations (cont.)

The Company will have until August 13, 2021 (subject to its right to extend the period of time to consummate a Business Combination for up to an additional three months if the Sponsor agrees to deposit $569,250 in the Trust Account for each one month extension) to complete a Business Combination (the “Combination Period”). If the Company is unable to complete a Business Combination within the Combination Period, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to the Company to pay franchise and income taxes, divided by the number of then outstanding Public Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and the Company’s board of directors, dissolve and liquidate, subject (in each case of (ii) and (iii) above) to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to the Company’s warrants, which will expire worthless if the Company fails to complete a Business Combination within the Combination Period. See note 9 for details regarding extension of the business combination and amendments to business combination agreements.

In order to protect the amounts held in the Trust Account, the Sponsor has agreed to be liable to the Company if and to the extent any claims by a third party for services rendered or products sold to the Company, or a prospective target business with which the Company has discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below $10.00 per Public Share, except as to any claims by a third party who executed a valid and enforceable agreement with the Company waiving any right, title, interest or claim of any kind they may have in or to any monies held in the Trust Account and except as to any claims under the Company’s indemnity of the underwriters of Initial Public Offering against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, none of the Company’s officers or directors, the Sponsor, Imperial or their respective officers, directors, shareholder or members (collectively, the “Insiders”) will be responsible to the extent of any liability for such third party claims. The Company will seek to reduce the possibility that the Insiders will have to indemnify the Trust Account due to claims of creditors by endeavoring to have all vendors, service providers, prospective target businesses or other entities with which the Company does business, execute agreements with the Company waiving any right, title, interest or claim of any kind in or to monies held in the Trust Account.

Risks and Uncertainties

Management continues to evaluate the impact of the COVID-19 pandemic and has concluded that while it is reasonably possible that the virus could have a negative effect on the Company’s financial position, results of its operations and/or search for a target company, the specific impact is not readily determinable as of the date of these financial statements. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Liquidity and Going Concern

As of June 30, 2021, the Company had cash of $253,115 held outside of the Trust Account, total current liabilities of $1,481,989 which excludes franchise taxes payable of $50,000, of which such amount will be paid from interest earned on the Trust Account. For the six months ended June 30, 2021, we incurred a net loss of $2,133,329 and used $1,569,414 cash from operating activities.

GREENROSE ACQUISITION CORP.
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2021
(Unaudited)

Note 1 — Description of Organization and Business Operations (cont.)

Until the consummation of a Business Combination, the Company will be using the funds not held in the Trust Account for identifying and evaluating prospective acquisition candidates, performing due diligence on prospective target businesses, paying for travel expenditures, selecting the target business to acquire, and structuring, negotiating and consummating the Business Combination.

The Company will need to raise additional capital through loans or additional investments from its Sponsor, shareholders, officers, directors, or third parties. The Company’s officers, directors and Sponsor may, but are not obligated to, loan the Company funds, from time to time or at any time, in whatever amount they deem reasonable in their sole discretion, to meet the Company’s working capital needs. Accordingly, the Company may not be able to obtain additional financing. If the Company is unable to raise additional capital, it may be required to take additional measures to conserve liquidity, which could include, but not necessarily be limited to, curtailing operations, suspending the pursuit of a potential transaction, and reducing overhead expenses. The Company cannot provide any assurance that new financing will be available on commercially acceptable terms, if at all. These conditions raise substantial doubt about the Company’s ability to continue as a going concern through September 13, 2021, the date that the Company will be required to cease all operations, except for the purpose of winding up, if a Business Combination is not consummated. These financial statements do not include any adjustments relating to the recovery of the recorded assets or the classification of the liabilities that might be necessary should the Company be unable to continue as a going concern. See note 9 for details regarding extension of the business combination and additional financing.

The accompanying condensed consolidated financial statements have been prepared on a going-concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The accompanying condensed consolidated financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result from the outcome of the uncertainty related to our ability to continue as a going concern.

Note 2 — Summary of Significant Accounting Policies

Basis of Presentation and Consolidation

The accompanying unaudited condensed consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for interim financial information and in accordance with the instructions to Form 10-Q and Article 10 of Regulation S-X of the SEC. We consolidate the financial statements of our wholly-owned subsidiaries and all intercompany transactions and account balances have been eliminated in consolidation. Certain information or footnote disclosures normally included in financial statements prepared in accordance with GAAP have been condensed consolidated or omitted, pursuant to the rules and regulations of the SEC for interim financial reporting. Accordingly, they do not include all the information and footnotes necessary for a complete presentation of financial position, results of operations, or cash flows. In the opinion of management, the accompanying unaudited condensed consolidated financial statements include all adjustments, consisting of a normal recurring nature, which are necessary for a fair presentation of the financial position, operating results and cash flows for the periods presented.

The accompanying unaudited condensed consolidated financial statements should be read in conjunction with the Company’s Annual Report on Form 10-K/A for the year ended December 31, 2020 as filed with the SEC on May 27, 2021, which contains the audited financial statements and notes thereto. The Company restated the condensed consolidated financial statements for the period ended March 31, 2020 and for the year ended December 31, 2020 in its previously filed Form 10-K. The interim results for the three and six months ended June 30, 2021 are not necessarily indicative of the results to be expected for the year ending December 31, 2021 or for any future interim periods.

GREENROSE ACQUISITION CORP.
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2021
(Unaudited)

Note 2 — Summary of Significant Accounting Policies (cont.)

Emerging Growth Company

The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act, as modified by the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the independent registered public accounting firm attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and stockholder approval of any golden parachute payments not previously approved.

Further, Section 102(b)(l) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period, which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of the Company’s financial statements with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.

Use of Estimates

The preparation of the condensed consolidated financial statements in conformity with GAAP requires the Company’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.

Making estimates requires management to exercise significant judgment. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the financial statements, which management considered in formulating its estimate, could change in the near term due to one or more future confirming events. Accordingly, the actual results could differ significantly from those estimates.

Cash and Cash Equivalents

The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. The Company did not have any cash equivalents as of June 30, 2021 and December 31, 2020.

Marketable Securities Held in Trust Account

At June 30, 2021 and December 31, 2020, substantially all of the assets held in the Trust Account were held in money market funds which are invested in U.S. Treasury securities.

GREENROSE ACQUISITION CORP.
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2021
(Unaudited)

Note 2 — Summary of Significant Accounting Policies (cont.)

Derivative Liabilities

The Company accounts for warrants as either equity-classified or liability-classified instruments based on an assessment of the instruments’ specific terms and applicable authoritative guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 480, Distinguishing Liabilities from Equity (“ASC 480”) and ASC 815, Derivatives and Hedging (“ASC 815”). The assessment considers whether the instruments are freestanding financial instruments pursuant to ASC 480, meet the definition of a liability pursuant to ASC 480, and whether the instruments meet all of the requirements for equity classification under ASC 815, including whether the instruments are indexed to the Company’s own common shares and whether the instrument holders could potentially require “net cash settlement” in a circumstance outside of the Company’s control, among other conditions for equity classification. This assessment, which requires the use of professional judgment, is conducted at the time of warrant issuance and as of each subsequent quarterly period end date while the instruments are outstanding.

For issued or modified instruments that meet all of the criteria for equity classification, the instruments are required to be recorded as a component of additional paid-in capital at the time of issuance. For issued or modified instruments that do not meet all the criteria for equity classification, the instruments are required to be recorded at their initial fair value on the date of issuance, and each balance sheet date thereafter. Changes in the estimated fair value of the instruments are recognized as a non-cash gain or loss on the statements of operations. The fair value of the instruments was estimated using a Black-Scholes model.

Common Stock Subject to Possible Redemption

The Company accounts for its common stock subject to possible redemption in accordance with the guidance in ASC Topic 480 “Distinguishing Liabilities from Equity.” Common stock subject to mandatory redemption is classified as a liability instrument and is measured at fair value. Conditionally redeemable common stock (including common stock that features redemption rights that is either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within the Company’s control) is classified as temporary equity. At all other times, common stock is classified as stockholders’ equity. The Company’s common stock features certain redemption rights that are considered to be outside of the Company’s control and subject to occurrence of uncertain future events. Accordingly, common stock subject to possible redemption is presented at redemption value as temporary equity, outside of the stockholders’ equity section of the Company’s condensed consolidated balance sheets.

Income Taxes

The Company follows the asset and liability method of accounting for income taxes under ASC 740 “Income Taxes.” Deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the financial statements carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that included the enactment date. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

ASC 740 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more likely than not to be sustained upon examination by taxing authorities. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. There were no unrecognized tax benefits and no amounts accrued for interest and penalties as of June 30, 2021 and December 31, 2020. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position. The Company is subject to income tax examinations by major taxing authorities since inception.

GREENROSE ACQUISITION CORP.
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2021
(Unaudited)

Note 2 — Summary of Significant Accounting Policies (cont.)

The Company’s currently taxable income primarily consists of interest income on the Trust Account. The Company’s general and administrative costs are generally considered start-up costs and are not currently deductible. During the three months and six months ended June 30, 2021, the Company recorded no income tax expense.

Net Income (Loss) Per Common Share

Net income (loss) per share is computed by dividing net loss by the weighted average number of shares of common stock outstanding during the period. The Company applies the two-class method in calculating earnings per share. Shares of common stock subject to possible redemption at June 30, 2021, which are not currently redeemable and are not redeemable at fair value, have been excluded from the calculation of basic net loss per common share since such shares, if redeemed, only participate in their pro rata share of the Trust Account earnings. The Company has not considered the effect of warrants sold in the Initial Public Offering and the private placement to purchase 19,230,000 shares of common stock in the calculation of diluted loss per share, since the inclusion of such warrants would be anti-dilutive. There were no dilutive securities for the period ended June 30, 2021 or December 31, 2020. These amounts are not included in the computation of dilutive loss per share because their impact is antidilutive.

Reconciliation of Net Income (Loss) per Common Share

The Company’s net income (loss) is adjusted for the portion of income that is attributable to common stock subject to possible redemption, as these shares only participate in the earnings of the Trust Account and not the income or losses of the Company. Accordingly, basic and diluted loss per common share is calculated as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020 As Restated	2021	2020 As Restated
Common stock subject to possible redemption
Numerator: Earnings allocable to Common stock subject to possible redemption
Interest earned on marketable securities held in Trust Account	4,325	43,276	8,606	1,147,848
Less: interest available to be withdrawn for payment of taxes	(4,325)	—	(8,606)	(237,639)
Net income	$—	$43,276	$—	$910,209

Denominator: Weighted Average Common stock subject to possible redemption
Basic and diluted weighted average shares outstanding, Common stock subject to possible redemption	16,337,862	10,328,183	16,375,933	10,332,300

Basic and diluted net income per share, Common stock subject to possible redemption	$(0.00)	$0.00	$(0.00)	$0.09

GREENROSE ACQUISITION CORP.
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2021
(Unaudited)

Note 2 — Summary of Significant Accounting Policies (cont.)

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020 As Restated	2021	2020 As Restated
Non-Redeemable Common Stock
Numerator: Net (loss) income minus Net (loss) Earnings
Net (loss) income	$(1,348,378)	$561,389	$(2,133,329)	$1,691,643
Less: Income attributable to common stock subject to possible redemption	—	(43,276)	—	(910,209)
Non-redeemable net income (loss)	$(1,348,378)	$518,113	$(2,133,329)	$781,434

Basic and diluted weighted average shares outstanding, Common Stock	5,554,638	5,197,872	5,516,567	4,991,550

Basic and diluted net (loss) income per common share	$(0.24)	$0.10	$(0.39)	$0.16

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist of cash accounts in a financial institution, which, at times may exceed the Federal Depository Insurance Coverage of $250,000. The Company has not experienced losses on these accounts and management believes the Company is not exposed to significant risks on such accounts.

Recent Accounting Standards

In August 2020, the FASB issued ASU No. 2020-06, “Debt — Debt with Conversion and Other Options (Subtopic 470-20) and Derivatives and Hedging — Contracts in Entity’s Own Equity (Subtopic 815-40): Accounting for Convertible Instruments and Contracts in an Entity’s Own Equity” (“ASU 2020-06”), which simplifies accounting for convertible instruments by removing major separation models required under current GAAP. ASU 2020-06 removes certain settlement conditions that are required for equity contracts to qualify for the derivative scope exception and it also simplifies the diluted earnings per share calculation in certain areas. ASU 2020-06 is effective for fiscal years beginning after December 15, 2023, including interim periods within those fiscal years, with early adoption permitted.

Management does not believe that any recently issued, but not yet effective, accounting standards, if currently adopted, would have a material effect on the Company’s condensed consolidated financial statements.

Note 3 — Public Offering

Pursuant to the Initial Public Offering, the Company sold 17,250,000 Units, which includes a full exercise by the underwriters of their over-allotment option in the amount of 2,250,000 Units, at a price of $10.00 per Unit. Each Unit consists of one share of common stock and one warrant (“Public Warrant”). Each Public Warrant entitles the holder to purchase one share of common stock at a price of $11.50 per share, subject to adjustment (see Note 7).

Note 4 — Private Placement

Simultaneously with the closing of the Initial Public Offering, the Sponsor and Imperial purchased an aggregate of 300,000 Private Units at a price of $10.00 per Private Unit and 1,500,000 Private Warrants at a price of $1.00 per Private Warrant, for an aggregate purchase price of $4,500,000. The Sponsor purchased 200,000 Private Units and 1,000,000 Private Warrants and Imperial purchased 100,000 Private Units and 500,000 Private Warrants. As a result of the underwriters’ election to fully exercise their over-allotment option on February 14, 2020, the Sponsor and

GREENROSE ACQUISITION CORP.
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2021
(Unaudited)

Note 4 — Private Placement (cont.)

Imperial purchased an additional 30,000 Private Units, at a purchase price of $10.00 per Private Unit, and 150,000 Private Warrants, at a purchase price of $1.00 per Private Warrant, for an aggregate purchase price of $450,000. Each Private Unit consists of one share of common stock (“Private Share”) and one warrant. Each Private Warrant is exercisable to purchase one share of common stock at an exercise price of $11.50 per share, subject to adjustment (see Note 7). The proceeds from the Private Securities were added to the proceeds from the Initial Public Offering held in the Trust Account. If the Company does not complete a Business Combination within the Combination Period, the proceeds from the sale of the Private Securities will be used to fund the redemption of the Public Shares (subject to the requirements of applicable law), and the Private Shares will expire worthless.

Note 5 — Related Party Transactions

Founder’s Shares

In August 2019, the Sponsor purchased 4,312,500 shares (the “Founder’s Shares”) of the Company’s common stock for an aggregate price of $25,000. The Founder’s Shares included an aggregate of up to 562,500 shares subject to forfeiture by the Sponsor to the extent that the underwriters’ over-allotment was not exercised in full or in part, so that the Sponsor would collectively own 20% of the Company’s issued and outstanding shares after the Initial Public Offering (assuming the Sponsor did not purchase any Public Shares in the Initial Public Offering and excluding the Private Shares underlying the Private Securities). On February 14, 2020, as a result of the underwriters’ election to fully exercise their over-allotment option, 562,500 Founder’s Shares are no longer subject to forfeiture.

The Sponsor has agreed that, subject to certain limited exceptions, it will not transfer, assign or sell any of the Founder’s Shares until (i) with respect to 50% of the Founder’s Shares, for a period ending on the earlier of the one-year anniversary of the date of the consummation of the Business Combination and the date on which the closing price of the Company’s common stock equals or exceeds $12.50 per share (as adjusted for share splits, share dividends, reorganizations and recapitalizations) for any 20 trading days within a 30-trading day period following the consummation of the Business Combination and (ii) with respect to the remaining 50% of the Founder’s Shares, for a period ending on the one-year anniversary of the date of the consummation of the Business Combination, or earlier if, subsequent to the Business Combination, the Company consummates a liquidation, merger, stock exchange or other similar transaction which results in all of its stockholders having the right to exchange their shares of common stock for cash, securities or other property. The limited exceptions include transfers, assignments or sales (i) to the Company’s or Sponsor’s officers, directors, consultants or their affiliates, (ii) to an entity’s members upon its liquidation, (iii) to relatives and trusts for estate planning purposes, (iv) by virtue of the laws of descent and distribution upon death, (v) pursuant to a qualified domestic relations order, (vi) to the Company for no value for cancellation in connection with the consummation of a Business Combination, or (vii) in connection with the consummation of a Business Combination at prices no greater than the price at which the shares were originally purchased, in each case (except for clause (vi) or with the Company’s prior consent) where the transferee agrees to the terms of the escrow agreement and to be bound by these transfer restrictions.

In addition, the Sponsor has agreed not to sell, transfer, pledge, hypothecate or otherwise dispose of all or any part of the Founder’s Shares unless, prior to (a) a registration statement on the appropriate form under the Securities Act and applicable state securities laws with respect to the Founder’s Shares proposed to be transferred shall then be effective or (b) the Company has received an opinion from counsel reasonably satisfactory to the Company, that such registration is not required because such transaction is exempt from registration under the Securities Act and the rules promulgated by the SEC thereunder and with all applicable state securities laws.

GREENROSE ACQUISITION CORP.
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2021
(Unaudited)

Note 5 — Related Party Transactions (cont.)

Advances — Related Party

As of December 31, 2020, the Sponsor had advanced an aggregate of $631,366 on the Company’s behalf to cover certain expenses (the “Advances”). An additional $164,753 was advanced as of February 2020. The Advances were non-interest bearing and due on demand. Total advances of $796,119 were repaid on March 9, 2020.

Related Party Loans

In addition, in order to finance transaction costs in connection with a Business Combination, the Sponsor, or certain of the Company’s officers and directors or their affiliates may, but are not obligated to, loan the Company funds as may be required (“Working Capital Loans”). If the Company completes a Business Combination, the Company would repay the Working Capital Loans out of the proceeds of the Trust Account released to the Company. Otherwise, the Working Capital Loans would be repaid only out of funds held outside the Trust Account. In the event that a Business Combination does not close, the Company may use a portion of proceeds held outside the Trust Account to repay the Working Capital Loans but no proceeds held in the Trust Account would be used to repay the Working Capital Loans. Except for the foregoing, the terms of such Working Capital Loans, if any, have not been determined and no written agreements exist with respect to such loans. The Working Capital Loans would either be repaid upon consummation of a Business Combination, without interest, or, at the lender’s discretion, up to $2,000,000 of the Working Capital Loans may be convertible into units at a price of $10.00 per unit and/or warrants at a price of $1.00 per warrant. The units would be identical to the Private Units and the warrants would be identical to the Private Warrants.

On March 26, 2020, the Company issued an unsecured promissory note (the “2020 Note”) in the principal amount of $1,000,000 to the Sponsor. The Note is non-interest bearing and payable upon the consummation of a Business Combination. Up to $1,000,000 of such loans may be convertible into units at a price of $10.00 per unit and/or warrants at a price of $1.00 per warrant. The units would be identical to the Private Units and the warrants would be identical to the Private Warrants.

On January 29, 2021, the Company issued an unsecured promissory note (the “2021 Note”) in the principal amount of $1,000,000 to the Sponsor. The Note is non-interest bearing and payable upon the consummation of a Business Combination. Up to $1,000,000 of such loans may be convertible into units at a price of $10.00 per unit and/or warrants at a price of $1.00 per warrant. The units would be identical to the Private Units and the warrants would be identical to the Private Warrants.

The Company assessed the provisions of the convertible promissory note under ASC 815-15. The derivative component of the obligation is initially valued and classified as a derivative liability with an offset to a discount on the promissory note. The discount will be amortized over the life of the Note. For the three and six months ended June 30, 2021, $552,973 and $1,039,311, respectively, were included within interest expense. To calculate the value of the embedded derivative we utilized a “with” and “without” approach. In the “with” scenario we valued the convertible promissory notes using a Black-Scholes model as it was determined that on a business combination, a holder would likely convert into private warrants, which were themselves valued using a Black-Scholes model and are considered to be a Level 3 fair value measurement (see Note 8). In the “without” scenario, we valued the repayment of the notional value of the convertible promissory note using a risk-adjusted discounted cash flow model. The primary unobservable inputs utilized in determining the fair value of the conversion option are volatility and credit spread.

GREENROSE ACQUISITION CORP.
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2021
(Unaudited)

Note 5 — Related Party Transactions (cont.)

For the 2021 Note, the assumptions used to value the conversion option were consistent with those utilized in the Company’s Black-Scholes valuation for private warrants and are detailed below:

	January 29, 2021	June 30, 2021(2)
Expected volatility (%)	17.5%	12.2%
Risk-free interest rate (%)	0.54%	0.90%
Expected dividend yield (%)	0.0%	0.0%
Contractual term (years)	0.5	0.17
Conversion price(1)	((1))	((1))
Underlying share price	10.28	9.99
Convertible notes amount	$1,000,000	$2,000,000
Fair value of the conversion feature(3)	$1,087,401	$1,163,000

____________

(1)      The conversion price is $10.00 per unit and/or $1.00 per warrant

(2)      June 30, 2021 reflects the inputs for the fair value assumptions for the 2020 Note, 2021 Note, and private warrants

(3)      The fair value adjustments for both the 2020 Note and 2021 Note are included in the June 30, 2021 column

The following table presents the change in the fair value of conversion option:

	2020 Note	2021 Note
Fair value as of January 1, 2020	$—	$—
Initial measurement on March 26, 2020	492,165	—
Change in valuation inputs and other assumptions	320,721	—
Fair value as of December 31, 2020	$812,886	$—
Initial measurement on January 29, 2021		1,087,401
Change in valuation inputs and other assumptions	(231,385)	(505,901)
Fair value as of June 30, 2021	$581,500	$581,500

Administrative Support Agreement

The Company entered into an agreement whereby, commencing on February 10, 2020, through the earlier of the Company’s consummation of a Business Combination and its liquidation, the Company will pay the Sponsor a total of $10,000 per month for office space, utilities and secretarial and administrative support. For the three months ended June 30, 2021 and 2020, the Company incurred and paid $30,000 in fees for these services. For the six months ended June 30, 2021 and 2020, the Company incurred and paid $60,000 in fees for these services.

Note 6 — Commitments

Registration Rights

Pursuant to a registration rights agreement entered into on February 11, 2020, the holders of the Founder’s Shares, Private Units, Private Warrants, and any units or warrants that may be issued upon conversion of Working Capital Loans (and all underlying securities) are entitled to registration rights. The holders of the majority of these securities are entitled to make up to two demands that the Company register such securities. The holders of the majority of the Founder’s Shares can elect to exercise these registration rights at any time commencing three months prior to the date on which the Founder’s Shares are to be released from escrow. The holders of a majority of the Private Units or units issued in payment of Working Capital Loans made to the Company (or underlying securities) can elect to exercise these registration rights at any time commencing after the Company consummates a Business Combination. Notwithstanding anything to the contrary, Imperial may only make a demand on one occasion and only during the

GREENROSE ACQUISITION CORP.
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2021
(Unaudited)

Note 6 — Commitments (cont.)

five-year period beginning on the effective date of the Initial Public Offering. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to the consummation of a Business Combination; provided, however, that Imperial may participate in a “piggy-back” registration only during the seven-year period beginning on the effective date of the Initial Public Offering. The Company will bear the expenses incurred in connection with the filing of any such registration statements.

Underwriting Agreement

The Initial Public Offering underwriting agreement provides that in the event the Company completes a financing transaction similar to the Initial Public Offering or Business Combination, or enters into a statement or letter of intent that results in such a transaction, within 18 months following its termination, Imperial shall be entitled to receive any expense reimbursement due to it along with payment in full of its applicable fee of either (i) 2% of the gross proceeds of the offering, of which 1% will be in cash and 1% will be in equity of the Company for a financing transaction, or (ii) an amount equal to 5% of the face amount of any equity securities and 3% of the face amount of any debt sold or arranged as part of the Business Combination (exclusive of any applicable finders’ fees which might become payable). Additionally, Imperial has the right to act as a book-runner and managing underwriter for all underwritten follow-on offerings for 18 months following completion of the Initial Public Offering and the right to approve any co-lead managing underwriter or co-book runner.

Business Combination Marketing Agreement

The Company has engaged Imperial as an advisor in connection with a Business Combination to assist the Company in holding meetings with its shareholders to discuss the potential Business Combination and the target business’ attributes, introduce the Company to potential investors that are interested in purchasing the Company’s securities in connection with a Business Combination, assist the Company in obtaining shareholder approval for the Business Combination and assist the Company with its press releases and public filings in connection with the Business Combination. The Company will pay Imperial a cash fee for such services upon the consummation of a Business Combination in an amount equal to 4.5% of the gross proceeds of Initial Public Offering, or $7,762,500 (exclusive of any applicable finders’ fees which might become payable); provided that up to 20% of the fee may be allocated at the Company’s sole discretion to other FINRA members that assist the Company in identifying and consummating a Business Combination.

Additionally, the Company has agreed to pay Imperial a cash fee for assisting it in obtaining financing for the Business Combination in an amount equal to 5% of the face amount of any equity securities and 3% of the face amount of any debt sold or arranged as part of the Business Combination (exclusive of any applicable finders’ fees which might become payable).

Vendor Agreements

On December 15, 2020, the Company entered into an agreement with a vendor to provide accounting advisory services. The agreement requires that the Company pay $10,000 per month based on an agreed hourly time and materials rate for work performed with any additional services to be only payable upon the consummation of a Business Combination. As of June 30, 2021, the Company had paid $50,000 pursuant to this agreement and has incurred an additional $358,314 which would become due upon a successful Business Combination.

On October 9, 2020, the Company entered into an agreement with a vendor to provide investor relations services related to the Company’s Business Combination. The agreement requires that the Company pay $15,000 upon commencement of the agreement plus reimbursement for any out-of-pocket expenses. In addition, the Company has agreed to pay a $100,000 fee only upon the consummation of a Business Combination. The agreement also requires the continuation of investor relations services for a minimum of six months subsequent to the consummation of a Business Combination at the rate of $15,000 per month.

GREENROSE ACQUISITION CORP.
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2021
(Unaudited)

Note 7 — Stockholders’ Equity

Preferred Stock — On February 10, 2020, the Company amended its certificate of incorporation such that the Company is authorized to issue up to 1,000,000 shares of preferred stock with a par value of $0.0001 per share with such designation, rights and preferences as may be determined from time to time by the Company’s board of directors. At June 30, 2021 and December 31, 2020, there were no shares of preferred stock issued or outstanding.

Common Stock — On February 10, 2020, the Company amended its certificate of incorporation such that the Company is authorized to issue up to 70,000,000 shares of common stock with a par value of $0.0001 per share. Holders of the common stock are entitled to one vote for each share. At June 30, 2021 and December 31, 2020, there were 5,670,615 and 5,478,072 shares of common stock issued and outstanding, excluding 16,221,885 and 16,414,428 shares of common stock subject to possible redemption, respectively.

Warrants — The Public Warrants will become exercisable on the later of (a) 30 days after the completion of a Business Combination or (b) 12 months from the closing of the Initial Public Offering. No warrants will be exercisable for cash unless the Company has an effective and current registration statement covering the shares of common stock issuable upon exercise of the warrants and a current prospectus relating to such shares of common stock. Notwithstanding the foregoing, if a registration statement covering the shares of common stock issuable upon exercise of the public warrants is not effective within a specified period following the consummation of a Business Combination, warrant holders may, until such time as there is an effective registration statement and during any period when the Company shall have failed to maintain an effective registration statement, exercise warrants on a cashless basis pursuant to the exemption provided by Section 3(a)(9) of the Securities Act, provided that such exemption is available. If that exemption, or another exemption, is not available, holders will not be able to exercise their warrants on a cashless basis. The Public Warrants will expire five years after the completion of a Business Combination or earlier upon redemption or liquidation.

Once the warrants become exercisable, the Company may redeem the Public Warrants:

•        in whole and not in part;

•        at a price of $0.01 per warrant;

•        upon not less than 30 days’ prior written notice of redemption;

•        if, and only if, the reported last sale price of the Company’s common stock equals or exceeds $18.00 per share for any 20 trading days within a 30-trading day period ending on the third business day prior to the notice of redemption to the warrant holders; and

•        if, and only if, there is a current registration statement in effect with respect to the shares of common stock underlying the warrants.

If the Company calls the Public Warrants for redemption, management will have the option to require all holders that wish to exercise the Public Warrants to do so on a “cashless basis,” as described in the warrant agreement.

The exercise price and number of shares of common stock issuable upon exercise of the warrants may be adjusted in certain circumstances including in the event of a stock dividend, or recapitalization, reorganization, merger, or consolidation. However, the warrants will not be adjusted for issuance of common stock at a price below its exercise price. Additionally, in no event will the Company be required to net cash settle the warrants. If the Company is unable to complete a Business Combination within the Combination Period and the Company liquidates the funds held in the Trust Account, holders of warrants will not receive any of such funds with respect to their warrants, nor will they receive any distribution from the Company’s assets held outside of the Trust Account with the respect to such warrants. Accordingly, the warrants may expire worthless.

GREENROSE ACQUISITION CORP.
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2021
(Unaudited)

Note 7 — Stockholders’ Equity (cont.)

In addition, if (x) the Company issues additional shares of common stock or equity-linked securities for capital raising purposes in connection with the closing of an initial Business Combination at an issue price or effective issue price of less than $9.50 per share of common stock (with such issue price or effective issue price to be determined in good faith by the Company’s board of directors, and in the case of any such issuance to the Sponsor, initial stockholders or their affiliates, without taking into account any Founder Shares held by them prior to such issuance), (y) the aggregate gross proceeds from such issuances represent more than 60% of the total equity proceeds, and interest thereon, available for the funding of an initial Business Combination on the date of the consummation of an initial Business Combination (net of redemptions), and (z) the volume weighted average trading price of the common stock during the 20-trading day period starting on the trading day prior to the day on which the Company consummates an initial Business Combination (such price, the “Market Value”) is below $9.50 per share, the exercise price of the warrants will be adjusted (to the nearest cent) to be equal to 115% of the greater of (i) the Market Value or (ii) the price at which the Company issues the additional shares of common stock or equity-linked securities.

Note 8 — Fair Value Measurements

The Company follows the guidance in ASC 820 for its financial assets and liabilities that are re-measured and reported at fair value at each reporting period, and non-financial assets and liabilities that are re-measured and reported at fair value at least annually.

The fair value of the Company’s financial assets and liabilities reflects management’s estimate of amounts that the Company would have received in connection with the sale of the assets or paid in connection with the transfer of the liabilities in an orderly transaction between market participants at the measurement date. In connection with measuring the fair value of its assets and liabilities, the Company seeks to maximize the use of observable inputs (market data obtained from independent sources) and to minimize the use of unobservable inputs (internal assumptions about how market participants would price assets and liabilities). The following fair value hierarchy is used to classify assets and liabilities based on the observable inputs and unobservable inputs used in order to value the assets and liabilities:

Level 1:      Quoted prices in active markets for identical assets or liabilities. An active market for an asset or liability is a market in which transactions for the asset or liability occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2:      Observable inputs other than Level 1 inputs. Examples of Level 2 inputs include quoted prices in active markets for similar assets or liabilities and quoted prices for identical assets or liabilities in markets that are not active.

Level 3:      Unobservable inputs based on our assessment of the assumptions that market participants would use in pricing the asset or liability.

The following table presents information about the Company’s assets and liabilities that are measured at fair value on a recurring basis at June 30, 2021, and indicates the fair value hierarchy of the valuation inputs the Company utilized to determine such fair value:

Description	Level	June 30, 2021
Assets:
Marketable securities held in Trust Account	1	$173,402,529

Liabilities
Private warrants liability	2	$1,445,400
Convertible component of convertible promissory note	3	$1,163,000

GREENROSE ACQUISITION CORP.
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2021
(Unaudited)

Note 8 — Fair Value Measurements (cont.)

The private warrants are identical to the Public Warrants underlying the Units sold in the Initial Public Offering, except that the private warrants and the shares of common stock issuable upon the exercise of the private warrants will not be transferable, assignable or salable until after the completion of a Business Combination, subject to certain limited exceptions. Additionally, the private warrants will be exercisable for cash or on a cashless basis, at the holder’s option, and be non-redeemable so long as they are held by the initial purchasers or their permitted transferees. If the private warrants are held by someone other than the initial purchasers or their permitted transferees, the private warrants will be redeemable by the Company and exercisable by such holders on the same basis as the Public Warrants.

The private placement warrants and the convertible component of the convertible promissory note (collectively, the “Derivative Instruments”) were accounted for as liabilities in accordance with ASC 815-40 and are presented within the private warrant liabilities and convertible promissory note, net — related party on our condensed consolidated balance sheets. The instruments are measured at fair value at inception and on a recurring basis, with changes in fair value presented within Change in fair value of private warrant liabilities and Change in fair value of Convertible promissory note, net — related party in the condensed consolidated statements of operations.

Initial Measurement

The Company established the initial fair value for the warrants on February 13, 2020, the date of the Company’s Initial Public Offering, using a Black-Scholes model for the private warrants. The Company allocated the proceeds received from the sale of private warrants first to the warrants based on their fair values as determined at initial measurement, with the remaining proceeds allocated to common stock subject to possible redemption and common stock based on their relative fair values at the initial measurement date. The warrants were classified as Level 3 at the initial measurement date due to the use of unobservable inputs, and they move to a Level 2 when the public warrants begin trading separately on May 11, 2020.

Subsequent Measurement

The private warrants are measured at fair value on a recurring basis. As of March 31, 2020, the private warrants are classified as Level 2 due to the use of an observable market quote in an active market.

As of June 30, 2021, the aggregate values of the private warrants and the convertible component of convertible promissory note were $1,445,400 and $1,163,000, respectively. The fair value assumptions are included in Note 5.

The following tables present the changes in the fair value of private warrants and the convertible component of Convertible promissory note:

Private Warrants
Fair value as of December 31, 2020	$1,980,000
Change in fair value	(534,600)
Fair value as of June 30, 2021	$1,445,400
Convertible Components
Fair value as of December 31, 2020	$812,886
Convertible Components issued in 2021	1,087,401
Change in fair value	(737,287)
Fair value as of June 30, 2021	$1,163,000

GREENROSE ACQUISITION CORP.
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2021
(Unaudited)

Note 9 — Subsequent Events

The Company evaluated subsequent events and transactions that occurred after the balance sheet date up to the date that the unaudited condensed consolidated financial statements were issued. Based upon this review, other than as described below, the Company did not identify any subsequent events that would have required adjustment or disclosure in the unaudited condensed financial statements.

True Harvest

On July 2, 2021, the Company entered into an amendment (the “True Harvest Amendment No.1”) to the True Harvest Holdings, Inc. Asset Purchase Agreement, dated as of March 12, 2021. Pursuant to True Harvest Amendment No. 1, the table in Section 1.05(c) of the Purchase Agreement was deleted and replaced with the following table:

36 Month Price Point
Percentage of Earnout	Flower Production — average price
0%	<$2,199
20%	$2,200 – $2,199
50%	$2,200 – $2,499
80%	$2,500 – $2,799
100%	$2,800+

In addition, pursuant to the True Harvest Amendment No. 1, a new Section 1.05.1 Hurdle Amount is added to the Purchase Agreement, whereby the purchase price of True Harvest would be adjusted by the addition of (i) up to a maximum of four million seven hundred thousand dollars ($4,700,000) added to the principal amount of the secured note to be issued at closing and (ii) up to a maximum of one million four hundred thousand dollars ($1,400,000) of additional debt to be assumed by the Buyer at closing, in each case, subject to True Harvest achieving certain revenue targets, as well as True Harvest having constructed eight grow rooms in a condition ready to accept plants for grow prior to closing, in each case as set forth in the True Harvest Amendment No. 1. Also in addition, pursuant to the True Harvest Amendment No. 1, the “drop dead” date for closing was amended to be November 30, 2021.

Theraplant

On August 10, 2021, the Company entered into an amendment (the “Theraplant Amendment No.1”) to the Agreement and Plan of Merger dated as of March 12, 2021, by and among the Company, GNRS CT Merger Sub, LLC, Theraplant and Shareholder Representative Services LLC (the “Merger Agreement”).

Pursuant to the Theraplant Amendment No. 1, the purchase price of Theraplant would be adjusted by the addition of the issuance registered shares of the Company’s common stock, par value $10.00 per share, in the aggregate amount of Fifty Million Dollars ($50,000,000). Theraplant’s selling shareholders will receive customary registration rights in connection with the issuance of shares of the Company’s common stock as part of the merger consideration. Also in addition, pursuant to the Theraplant Amendment No. 1, the “drop dead” date for closing was amended to be November 30, 2021.

The Theraplant Amendment No.1 also provides that the Company shall bear (i) 50% of all documented accounting transaction expenses incurred by Theraplant in connection with the auditor review of the Theraplant’s 2021 first quarter financial statements and (ii) all documented legal, accounting and other transaction expenses of Theraplant incurred in connection with the Merger from and after the date of the Theraplant Amendment No. 1.

Extension of Business Combination

On August 8, 2021, the Sponsor provided notification to Continental Stock Transfer & Trust Company that it was exercising its option to extend the time available in order to consummate a Business Combination with the target businesses to September 13, 2021 and by depositing $569,250 into the Trust Account. The Sponsor has the right to exercise its right to extend the time available to consummate a Business Combination for up to two additional months.

GREENROSE ACQUISITION CORP.
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2021
(Unaudited)

Note 9 — Subsequent Events (cont.)

Senior Secured Loan

On July 30, 2021, the Company entered into a commitment letter (the “Commitment Letter”) with SunStream Bancorp Inc. (“Sunstream”), pursuant to which Sunstream committed to provide, subject to the satisfaction of customary closing conditions stipulated in the Commitment Letter, a multi-tranche senior secured loan (the “Loan”) to the Company. The proceeds of the Loan are expected to be used (i) to consummate one or more of the Company’s previously announced Business Combinations and (ii) for general working capital purposes.

The Loan consists of $78.1 million of loan principal including an initial tranche of $52.1 million (“Tranche I”) on the closing date of the Loan and second tranche of $26.0 million (“Tranche II”) available prior to the 12-month anniversary of the closing date of the Loan, in each case.

The Loan will be collateralized by a senior secured first-priority lien over all of the assets of the Company and its subsidiaries, subject to to-be-agreed upon carve-outs and exceptions. The Loan matures 48 months following the closing date of the Loan and has an interest rate, payable monthly, of 11.9% per annum on the outstanding principal. The Loan amortizes at a rate of 15.0% of outstanding principal per annum, beginning on the 24-month anniversary of the closing date of the Loan.

Tranche I of the Loan is prepayable, at Greenrose’s option, prior to the 36-month anniversary of the closing of the loan, subject to certain fees. In addition, Tranche II of the Loan is prepayable, at the Company’s option, prior to the 36-month anniversary of the Tranche II drawdown date, subject to certain fees.

The Company has also agreed to pay to Sunstream certain additional fees customary to transactions of this type.

In connection with the Loan commitments, Sunstream will be issued warrants with a five-year term to acquire additional shares of common stock of Greenrose with terms substantially similar to the warrants issued to the Company’s sponsors in connection with the initial public offering of the Company.

In addition, the Loan will be subject to the Company’s compliance with certain on-going financial covenants customary to other senior secured loans of this type, as will be negotiated by Sunstream and the Company in the course of ongoing due diligence by Sunstream prior to funding of the Loan.

In connection with the Commitment Letter, the Company and Sunstream have agreed to deal exclusively with one another until the earlier of September 30, 2021 or the closing of one or more of the Company’s previously announced Business Combinations with respect to any financing proposals similar to the financings contemplated by the Loan commitments.

Tranche I of the Loan is anticipated to close substantially simultaneously with the consummation of one or more of the Company’s previously announced Business Combinations.

On August 8, 2021, the Sponsor provided notification to Continental Stock Transfer & Trust Company that it was exercising its option to extend the time available in order to consummate a Business Combination with the target businesses to September 13, 2021 and by depositing $569,250 into the Trust Account.

On August 26, 2021, the Company issued an unsecured promissory note, dated as of September 26, 2021, in the principal amount of $450,000 to the Sponsor, the Company’s sponsor and owner of more than 10% of the Company’s issued and outstanding Common Stock, evidencing a loan in the amount of $450,000. The unsecured promissory note is non-interest bearing and payable upon the consummation of a Business Combination.

GREENROSE ACQUISITION CORP.
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2021
(Unaudited)

Note 9 — Subsequent Events (cont.)

On September 8, 2021, the Sponsor provided notification to Continental Stock Transfer & Trust Company that it was exercising its option to extend the time available in order to consummate a Business Combination with the target businesses to October 13, 2021 and by depositing $569,250 into the Trust Account. The Sponsor has the right to exercise its right to extend the time available to consummate a Business Combination for up to one additional month. The Company expects the Sponsor to extend the expiration date of the Company to November 13, 2021 by paying an additional $569,250 into the Trust Account.

On September 9, 2021, the Company issued an unsecured promissory note, dated as of September 9, 2021, in the principal amount of $180,000 to the Sponsor, the Company’s sponsor and owner of more than 10% of the Company’s issued and outstanding Common Stock, evidencing a loan in the amount of $180,000. The unsecured promissory note is non-interest bearing and payable upon the consummation of a Business Combination.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of
Greenrose Acquisition Corp.

Opinion on the Financial Statements

We have audited the accompanying balance sheets of Greenrose Acquisition Corp. (the “Company”) as of December 31, 2020 and 2019, the related statements of operations, changes in stockholders’ equity and cash flows for the year ended December 31, 2020 and for the period from August 26, 2019 (inception) through December 31, 2019, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2020 and 2019, and the results of its operations and its cash flows for the year ended December 31, 2020 and for the period from August 26, 2019 (inception) through December 31, 2019, in conformity with accounting principles generally accepted in the United States of America.

Explanatory Paragraph — Going Concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company’s cash and working capital as of December 31, 2020 are not sufficient to complete its planned activities. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Restatement of Previously Issued Financial Statement

As discussed in Note 2, the accompanying financial statements as of December 31, 2020 and 2019, the related statements of operations, changes in stockholders’ equity and cash flows for each of the years ended December 31, 2020, have been restated to correct an error.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ Marcum LLP

Marcum LLP

We have served as the Company’s auditor since 2019.
New York, NY
March 10, 2021, except for the effects of the restatement disclosed in Note 2, and the subsequent events discussed in Note 11 as to which the date is May 27, 2021.

GREENROSE ACQUISITION CORP.
BALANCE SHEETS (As Restated)

	December 31,
	2020	2019
ASSETS
Current assets
Cash	$309,849	$24,970
Prepaid expenses	45,096	28,872
Total Current Assets	354,945	53,842

Deferred offering costs	—	603,833
Marketable securities held in Trust Account	173,656,603	—
TOTAL ASSETS	$174,011,548	$657,675

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accrued expenses	$399,999	$—
Accrued offering costs	—	3,508
Advances from related party	—	631,366
Total Current Liabilities	399,999	634,874

Private warrants liability	1,980,000	—
Convertible promissory note, net – related party	1,593,605	—
TOTAL LIABILITIES	3,973,604	634,874

Commitments

Common stock subject to possible redemption 16,414,428 and no shares at redemption value at December 31, 2020 and 2019, respectively	165,037,937	—

Stockholders’ Equity
Preferred stock, $0.0001 par value; 1,000,000 shares authorized; none issued and outstanding	—	—
Common stock, $0.0001 par value; 70,000,000 shares authorized; 5,478,072 and 4,312,500 shares issued and outstanding (excluding 16,414,428 and no shares subject to possible redemption) at December 31, 2020 and 2019(1), respectively	548	431
Additional paid-in capital	6,611,441	24,569
Accumulated deficit	(1,611,982)	(2,199)
Total Stockholders’ Equity	5,000,007	22,801
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$174,011,548	$657,675

____________

(1)      Share count at December 31, 2019 included up to 562,500 shares subject to forfeiture if the over-allotment was not exercised in full or in part by the underwriters (see Note 5).

The accompanying notes are an integral part of the financial statements.

GREENROSE ACQUISITION CORP.
STATEMENTS OF OPERATIONS (As Restated)

	Year Ended December 31, 2020	For the Period from August 26, 2019 (inception) Through December 31, 2019
Operating and formation costs	$1,598,581	$2,199
Loss from operations	(1,598,581)	(2,199)

Other income:
Interest earned on marketable securities held in Trust Account	1,156,603	—
Interest Expense	(272,884)
Change in fair value of private warrants liability	(574,200)
Change in fair value of Convertible promissory note, net – related party	(320,721)	—

Net loss	$(1,609,783)	$(2,199)

Basic and diluted weighted average shares outstanding, Common stock subject to possible redemption	16,704,070	—

Basic and diluted net income per share, Common stock subject to possible redemption	$0.05	$—

Basic and diluted weighted average shares outstanding, Common stock(1)	5,083,127	3,750,000

Basic and diluted net loss per share, Common stock	$(0.49)	$(0.00)

____________

(1)      Excludes an aggregate of 562,500 shares that were subject to forfeiture at December 31, 2019.

The accompanying notes are an integral part of the financial statements.

GREENROSE ACQUISITION CORP.
STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY

YEAR ENDED DECEMBER 31, 2020 (As Restated)

	Common Stock		Additional Paid-in Capital	Accumulated Deficit	Total Stockholders’ Equity
	Shares	Amount
Balance – January 1, 2020	4,312,500	$431	$24,569	$(2,199)	$22,801
Sale of 17,250,000 Units, net of underwriting discount and offering expenses	17,250,000	1,725	168,079,001	—	168,080,726
Sale of 330,000 Private Units, net of warrant liability	330,000	33	3,065,667	—	3,065,700
Contribution in excess of fair value of sale of 1,650,000 Private Warrants	—	—	478,500	—	478,500
Common stock subject to possible redemption	(16,414,428)	(1,641)	(165,036,296)	—	(165,037,937)
Net loss	—	—	—	(1,609,783)	(1,609,783)
Balance – December 31, 2020	5,478,072	$548	$6,611,441	$(1,611,982)	$5,000,007

FOR THE PERIOD FROM AUGUST 26, 2019 (INCEPTION) THROUGH DECEMBER 31, 2019

	Common Stock		Additional Paid-in Capital	Accumulated Deficit	Total Stockholder’s Equity
	Shares	Amount
Balance – August 26, 2019 (inception)	—	$—	$—	$—	$—

Issuance of common stock to Sponsor(1)	4,312,500	431	24,569	—	25,000

Net loss	—	—	—	(2,199)	(2,199)

Balance – December 31, 2019	4,312,500	$431	$24,569	$(2,199)	$22,801

____________

(1)      Included 562,500 shares subject to forfeiture if the over-allotment was not exercised in full or in part by the underwriters (see Note 5).

The accompanying notes are an integral part of the financial statements.

GREENROSE ACQUISITION CORP.
STATEMENTS OF CASH FLOWS (As Restated)

	Year Ended December 31, 2020	For the Period from August 26, 2019 (inception) Through December 31, 2019
Cash Flows from Operating Activities:
Net loss	$(1,609,783)	$(2,199)
Adjustments to reconcile net loss to net cash used in operating activities:
Interest earned on marketable securities held in Trust Account	(1,156,603)	—
Interest expense	272,884	—
Change in fair value of private warrants liability	574,200
Change in fair value of Convertible promissory note, net – related party	320,721	—
Changes in operating assets and liabilities:
Prepaid expenses	(16,224)	(28,872)
Accrued expenses	399,999	—
Net cash used in operating activities	(1,214,806)	(31,071)

Cash Flows from Investing Activities:
Investment of cash in Trust Account	(172,500,000)	—
Net cash used in investing activities	(172,500,000)	—

Cash Flows from Financing Activities:
Proceeds from issuance of common stock to Sponsor	—	25,000
Proceeds from sale of Units, net of underwriting discounts paid	169,050,000	—
Proceeds from sale of Private Units	3,300,000	—
Proceeds from sale of Private Warrants	1,650,000	—
Advances from related party	164,753	631,366
Repayment of advances from related party	(796,119)	—
Proceeds from Convertible promissory note – related party	1,000,000	—
Payment of offering costs	(368,949)	(600,325)
Net cash provided by financing activities	173,999,685	56,041

Net Change in Cash	284,879	24,970
Cash – Beginning of period	24,970	—
Cash – End of period	$309,849	$24,970

Non-Cash investing and financing activities:
Initial classification of common stock subject to possible redemption	$166,647,190	$—
Change in value of common stock subject to possible redemption	$(1,609,253)	$—
Initial classification of private warrants liability	$1,405,800	$—
Initial classification of Convertible promissory note, net – related party	$492,165	$—
Offering costs included in accrued offering costs	$—	$3,508

The accompanying notes are an integral part of the financial statements.

GREENROSE ACQUISITION CORP.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2020

NOTE 1 — DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS

Greenrose Acquisition Corp. (the “Company”) was incorporated in Delaware on August 26, 2019. The Company was formed for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or similar business combination with one or more businesses or entities (the “Business Combination”).

Although the Company is not limited to a particular industry or sector for purposes of consummating a Business Combination, the Company intends to focus its search on companies in the cannabis industry. The Company is an early stage and emerging growth company and, as such, the Company is subject to all of the risks associated with early stage and emerging growth companies.

As of December 31, 2020, the Company had not commenced any operations. All activity through December 31, 2020 relates to the Company’s formation, the initial public offering (“Initial Public Offering”), which is described below, and identifying a target company or companies for a Business Combination. The Company will not generate any operating revenues until after the completion of a Business Combination, at the earliest. The Company generates non-operating income (loss) in the form of interest income from the proceeds derived from assets held in the Trust Account, interest expense from the amortization of the debt discount on our promissory note and recognizes changes in the fair value of derivative liabilities as other income (expense).

The registration statement for the Company’s Initial Public Offering was declared effective on February 10, 2020. On February 13, 2020, the Company consummated the Initial Public Offering of 15,000,000 units (the “Units” and, with respect to the shares of common stock included in the Units sold, the “Public Shares”), generating gross proceeds of $150,000,000, which is described in Note 4.

Simultaneously with the closing of the Initial Public Offering, the Company consummated the sale of 300,000 units (the “Private Units”) and 1,500,000 warrants (the “Private Warrants” and, together with the Private Units, the “Private Securities”) at a price of $10.00 per Private Unit and $1.00 per Private Warrant in a private placement to Greenrose Associates LLC (the “Sponsor”) and Imperial Capital, LLC (“Imperial”), generating gross proceeds of $4,500,000, which is described in Note 5.

Following the closing of the Initial Public Offering on February 13, 2020, an amount of $150,000,000 ($10.00 per Unit) from the net proceeds of the sale of the Units in the Initial Public Offering and the sale of the Private Securities was placed in a trust account (the “Trust Account”) located in the United States, which will be only invested in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), with a maturity of 180 days or less or in any open-ended investment company that holds itself out as a money market fund selected by the Company meeting the conditions of Rule 2a-7 of the Investment Company Act, as determined by the Company, until the earlier of: (i) the completion of a Business Combination or (ii) the distribution of the funds in the Trust Account to the Company’s stockholders, as described below.

On February 14, 2020, the underwriters notified the Company of their intention to exercise their over-allotment option in full. As such, on February 14, 2020, the Company consummated the sale of an additional 2,250,000 Units, at $10.00 per Unit, and the sale of an additional 30,000 Private Units, at $10.00 per Private Unit, and 150,000 Private Warrants, at $1.00 per Private Warrant, generating total gross proceeds of $22,950,000. A total of $22,500,000 of the net proceeds was deposited into the Trust Account, bringing the aggregate proceeds held in the Trust Account to $172,500,000.

Transaction costs amounted to $4,419,274 consisting of $3,450,000 of underwriting fees and $969,274 of other offering costs.

GREENROSE ACQUISITION CORP.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2020

NOTE 1 — DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS (cont.)

The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Initial Public Offering and the sale of the Private Securities, although substantially all of the net proceeds are intended to be applied generally toward consummating a Business Combination. There is no assurance that the Company will be able to complete a Business Combination successfully. The Company must complete a Business Combination having an aggregate fair market value of at least 80% of the assets held in the Trust Account (excluding taxes payable on income earned on the Trust Account) at the time of the agreement to enter into an initial Business Combination. The Company will only complete a Business Combination if the post-transaction company owns or acquires 50% or more of the outstanding voting securities of the target or otherwise acquires a controlling interest in the target sufficient for it not to be required to register as an investment company under the Investment Company Act.

The Company will provide its holders of the outstanding Public Shares (the “public stockholders”) with the opportunity to redeem all or a portion of their Public Shares upon the completion of a Business Combination either (i) in connection with a stockholder meeting called to approve the Business Combination or (ii) by means of a tender offer. The decision as to whether the Company will seek stockholder approval of a Business Combination or conduct a tender offer will be made by the Company, solely in its discretion. The public stockholders will be entitled to redeem their Public Shares for a pro rata portion of the amount then in the Trust Account ($10.00 per Public Share, plus any pro rata interest earned on the funds held in the Trust Account and not previously released to the Company to pay its franchise and income tax obligations. There will be no redemption rights upon the completion of a Business Combination with respect to the Company’s warrants.

The Company will proceed with a Business Combination if the Company has net tangible assets of at least $5,000,001 upon such consummation of a Business Combination and, if the Company seeks stockholder approval, a majority of the shares voted are voted in favor of the Business Combination. If a stockholder vote is not required by law and the Company does not decide to hold a stockholder vote for business or other legal reasons, the Company will, pursuant to its Amended and Restated Certificate of Incorporation (the “Amended and Restated Certificate of Incorporation”), conduct the redemptions pursuant to the tender offer rules of the U.S. Securities and Exchange Commission (“SEC”) and file tender offer documents with the SEC prior to completing a Business Combination. If, however, stockholder approval of the transaction is required by law, or the Company decides to obtain stockholder approval for business or legal reasons, the Company will offer to redeem shares in conjunction with a proxy solicitation pursuant to the proxy rules and not pursuant to the tender offer rules. If the Company seeks stockholder approval in connection with a Business Combination, the Company’s Sponsor and Imperial have agreed to vote their Founder’s Shares (as defined in Note 6), Private Shares (as defined in Note 5), and any Public Shares purchased during or after the Initial Public Offering in favor of approving a Business Combination and not to convert any shares in connection with a stockholder vote to approve a Business Combination or sell any shares to the Company in a tender offer in connection with a Business Combination. Additionally, each public stockholder may elect to redeem their Public Shares irrespective of whether they vote for or against the proposed transaction or don’t vote at all.

The Sponsor and Imperial have agreed (a) to waive their redemption rights with respect to their Founder’s Shares, Private Shares and Public Shares held by it in connection with the completion of a Business Combination, (b) to waive their rights to liquidating distributions from the Trust Account with respect to the Founder’s Shares and Private Shares if the Company fails to consummate a Business Combination, and (c) not to propose an amendment to the Amended and Restated Certificate of Incorporation that would affect a public stockholders’ ability to convert or sell their shares to the Company in connection with a Business Combination or affect the substance or timing of the Company’s obligation to redeem 100% of its Public Shares if the Company does not complete a Business Combination, unless the Company provides the public stockholders with the opportunity to redeem their Public Shares in conjunction with any such amendment.

The Company will have until August 13, 2021 (subject to its right to extend the period of time to consummate a Business Combination for up to an additional three months if the Sponsor agrees to deposit $569,250 in the Trust Account for each one month extension) to complete a Business Combination (the “Combination Period”). If the

GREENROSE ACQUISITION CORP.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2020

NOTE 1 — DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS (cont.)

Company is unable to complete a Business Combination within the Combination Period, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to the Company to pay franchise and income taxes, divided by the number of then outstanding Public Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and the Company’s board of directors, dissolve and liquidate, subject (in each case of (ii) and (iii) above) to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to the Company’s warrants, which will expire worthless if the Company fails to complete a Business Combination within the Combination Period.

In order to protect the amounts held in the Trust Account, the Sponsor has agreed to be liable to the Company if and to the extent any claims by a third party for services rendered or products sold to the Company, or a prospective target business with which the Company has discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below $10.00 per Public Share, except as to any claims by a third party who executed a valid and enforceable agreement with the Company waiving any right, title, interest or claim of any kind they may have in or to any monies held in the Trust Account and except as to any claims under the Company’s indemnity of the underwriters of Initial Public Offering against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, none of the Company’s officers or directors, the Sponsor, Imperial or their respective officers, directors, shareholder or members (collectively, the “Insiders”) will be responsible to the extent of any liability for such third party claims. The Company will seek to reduce the possibility that the Insiders will have to indemnify the Trust Account due to claims of creditors by endeavoring to have all vendors, service providers, prospective target businesses or other entities with which the Company does business, execute agreements with the Company waiving any right, title, interest or claim of any kind in or to monies held in the Trust Account.

Risks and Uncertainties

Management continues to evaluate the impact of the COVID-19 pandemic and has concluded that while it is reasonably possible that the virus could have a negative effect on the Company’s financial position, results of its operations and/or search for a target company, the specific impact is not readily determinable as of the date of these financial statements. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Liquidity and Going Concern

As of December 31, 2020, the Company had cash of $309,849 held outside of the Trust Account, total current liabilities of $182,544 which excludes franchise taxes payable of $187,500, of which such amount will be paid from interest earned on the Trust Account and $29,955 of franchise taxes paid and not yet reimbursed from the trust and working capital of $172,401. For the year ended December 31, 2020, we incurred a net loss of $1,609,783 and used $1,214,806 cash from operating activities.

Until the consummation of a Business Combination, the Company will be using the funds not held in the Trust Account for identifying and evaluating prospective acquisition candidates, performing due diligence on prospective target businesses, paying for travel expenditures, selecting the target business to acquire, and structuring, negotiating and consummating the Business Combination.

GREENROSE ACQUISITION CORP.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2020

NOTE 1 — DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS (cont.)

The Company will need to raise additional capital through loans or additional investments from its Sponsor, shareholders, officers, directors, or third parties. The Company’s officers, directors and Sponsor may, but are not obligated to, loan the Company funds, from time to time or at any time, in whatever amount they deem reasonable in their sole discretion, to meet the Company’s working capital needs. Accordingly, the Company may not be able to obtain additional financing. If the Company is unable to raise additional capital, it may be required to take additional measures to conserve liquidity, which could include, but not necessarily be limited to, curtailing operations, suspending the pursuit of a potential transaction, and reducing overhead expenses. The Company cannot provide any assurance that new financing will be available on commercially acceptable terms, if at all. These conditions raise substantial doubt about the Company’s ability to continue as a going concern through November 29, 2021, the date that the Company will be required to cease all operations, except for the purpose of winding up, if a Business Combination is not consummated. These financial statements do not include any adjustments relating to the recovery of the recorded assets or the classification of the liabilities that might be necessary should the Company be unable to continue as a going concern.

The accompanying consolidated financial statements have been prepared on a going-concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The accompanying consolidated financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result from the outcome of the uncertainty related to our ability to continue as a going concern.

NOTE 2 — RESTATEMENT OF PREVIOUSLY ISSUED FINANCIAL STATEMENTS

The Company previously accounted for its outstanding private warrants issued in connection with its Initial Public Offering as components of equity instead of as derivative liabilities. In addition, the Company did not account for its convertible promissory note as a derivative liability (the convertible component of the convertible promissory note, together with the private warrants, the “Derivative Instruments”). The warrant agreement governing the warrants includes a provision that provides for potential changes to the settlement amounts dependent upon the characteristics of the holder of the warrant.

In connection with the audit of the Company’s financial statements for the period ended December 31, 2020, the Company’s management further evaluated the private warrants under Accounting Standards Codification (“ASC”) Subtopic 815-40, Contracts in Entity’s Own Equity. ASC Section 815-40-15 addresses equity versus liability treatment and classification of equity-linked financial instruments, including warrants, and states that a warrant may be classified as a component of equity only if, among other things, the warrant is indexed to the issuer’s common stock. Under ASC Section 815-40-15, a warrant is not indexed to the issuer’s common stock if the terms of the warrant require an adjustment to the exercise price upon a specified event and that event is not an input to the fair value of the warrant. Based on management’s evaluation, the Company’s audit committee, in consultation with management and after discussion with the Company’s independent registered public accounting firm, concluded that the Company’s private warrants are not indexed to the Company’s common shares in the manner contemplated by ASC Section 815-40-15 because the holder of the instrument is not an input into the pricing of a fixed-for-fixed option on equity shares. As a result of the above, the Company should have classified the Derivative Instruments as derivative liabilities in its previously issued financial statements. Under this accounting treatment, the Company is required to measure the fair value of the Derivative Instruments at the end of each reporting period and recognize changes in the fair value from the prior period in the Company’s operating results for the current period.

The Company’s accounting for the Derivative Instruments as components of equity instead of as derivative liabilities did not have any effect on the Company’s previously reported operating expenses, cash flows or cash.

GREENROSE ACQUISITION CORP.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2020

NOTE 2 — RESTATEMENT OF PREVIOUSLY ISSUED FINANCIAL STATEMENTS (cont.)

The table below summarizes the effects of the restatement on the financial statements for all periods being restated:

BALANCE SHEETS

		February 13, 2020	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020
Private warrants liability	As Previously Reported	—	—	—	—	—
	Adjustments	1,405,800	1,009,800	415,800	475,200	1,980,000
	As Restated	1,405,800	1,009,800	415,800	475,200	1,980,000

Convertible promissory note, net – related party	As Previously Reported	—	1,000,000	1,000,000	1,000,000	1,000,000
	Adjustments	—	(79,518)	(228,910)	(116,572)	593,605
	As Restated	—	920,482	771,090	883,428	1,593,605

Total Liabilities	As Previously Reported	865,008	1,283,698	1,237,423	1,271,744	1,399,999
	Adjustments	1,405,800	930,282	186,890	358,618	2,573,605
	As Restated	2,270,808	2,213,980	1,424,313	1,630,362	3,973,604

Common stock subject to possible redemption	As Previously Reported	145,552,990	168,708,256	168,526,257	168,184,912	167,611,542
	Adjustments	(1,405,796)	(930,282)	(186,894)	(358,634)	(2,573,605)
	As Restated	144,147,194	167,777,974	168,339,363	167,826,278	165,037,937

Common stock	As Previously Reported	506	511	513	517	522
	Adjustments	15	9	1	3	26
	As Restated	521	520	514	520	548

Additional Paid-in Capital	As Previously Reported	5,002,230	4,346,959	4,528,956	4,870,297	5,443,662
	Adjustments	(19)	(475,527)	(1,218,907)	(1,047,169)	1,167,779
	As Restated	5,002,211	3,871,432	3,310,049	3,823,128	6,611,441

Accumulated Deficit	As Previously Reported	(2,731)	652,537	470,534	129,187	(444,177)
	Adjustments	—	475,518	1,218,910	1,047,172	(1,167,805)
	As Restated	(2,731)	1,128,055	1,689,444	1,176,359	(1,611,982)

Total Stockholders’ Equity	As Previously Reported	5,000,005	5,000,007	5,000,003	5,000,001	5,000,007
	Adjustments	(4)	—	4	6	—
	As Restated	5,000,001	5,000,007	5,000,007	5,000,007	5,000,007

GREENROSE ACQUISITION CORP.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2020

NOTE 2 — RESTATEMENT OF PREVIOUSLY ISSUED FINANCIAL STATEMENTS (cont.)

STATEMENTS OF OPERATIONS — YTD

		Three Months Ended March 31, 2020	Six Months Ended June 30, 2020	Nine Months Ended September 30, 2020	Year Ended December 31, 2020
Change in fair value of private warrants liability	As Previously Reported	—	—	—	—
	Adjustments	396,000	990,000	930,600	(574,200)
	As Restated	396,000	990,000	930,600	(574,200)

Change in fair value of Convertible promissory note, net – related party	As Previously Reported	—	—	—	—
	Adjustments	84,391	322,470	299,794	(320,721)
	As Restated	84,391	322,470	299,794	(320,721)

Interest Expense	As Previously Reported	—	—	—	—
	Adjustments	(4,873)	(93,560)	(183,222)	(272,884)
	As Restated	(4,873)	(93,560)	(183,222)	(272,884)

Total Other Income (Expense), net	As Previously Reported	1,104,572	1,147,848	1,152,225	1,156,603
	Adjustments	475,518	1,218,910	1,047,172	(1,167,805)
	As Restated	1,580,090	2,366,758	2,199,397	(11,202)

Net income (loss)	As Previously Reported	654,736	472,733	131,386	(441,978)
	Adjustments	475,518	1,218,910	1,047,172	(1,167,805)
	As Restated	1,130,254	1,691,643	1,178,558	(1,609,783)

Basic and diluted net income (loss) per share, Common Stock	As Previously Reported	(0.04)	(0.08)	(0.16)	(0.27)
	Adjustments	0.10	0.24	0.21	(0.22)
	As Restated	0.06	0.16	0.05	(0.49)

GREENROSE ACQUISITION CORP.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2020

NOTE 2 — RESTATEMENT OF PREVIOUSLY ISSUED FINANCIAL STATEMENTS (cont.)

STATEMENTS OF OPERATIONS — THREE MONTHS ENDED

		Three Months Ended March 31, 2020	Three Months Ended June 30, 2020	Three Months Ended September 30, 2020	Three Months Ended December 31, 2020
Change in fair value of private warrants liability	As Previously Reported	—	—	—	—
	Adjustments	396,000	594,000	(59,400)	(1,504,800)
	As Restated	396,000	594,000	(59,400)	(1,504,800)

Change in fair value of Convertible promissory note, net – related party	As Previously Reported	—	—	—	—
	Adjustments	84,391	238,079	(22,676)	(620,515)
	As Restated	84,391	238,079	(22,676)	(620,515)

Interest Expense	As Previously Reported	—	—	—	—
	Adjustments	(4,873)	(88,687)	(89,662)	(89,662)
	As Restated	(4,873)	(88,687)	(89,662)	(89,662)

Total Other Income (Expense), net	As Previously Reported	1,104,572	43,276	4,377	4,378
	Adjustments	475,518	743,392	(171,738)	(2,214,977)
	As Restated	1,580,090	786,668	(167,361)	(2,210,599)

Net income (loss)	As Previously Reported	654,736	(182,003)	(341,347)	(573,364)
	Adjustments	475,518	743,392	(171,738)	(2,214,977)
	As Restated	1,130,254	561,389	(513,085)	(2,788,341)

Basic and diluted net income (loss) per share, Common Stock	As Previously Reported	(0.04)	(0.04)	(0.07)	(0.11)
	Adjustments	0.10	0.14	(0.03)	(0.43)
	As Restated	0.06	0.10	(0.10)	(0.54)

GREENROSE ACQUISITION CORP.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2020

NOTE 2 — RESTATEMENT OF PREVIOUSLY ISSUED FINANCIAL STATEMENTS (cont.)

STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY

		March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020
Common stock	As Previously Reported	511	513	517	522
	Adjustments	9	1	3	26
	As Restated	520	514	520	548

Additional Paid-in Capital	As Previously Reported	4,346,959	4,528,956	4,870,297	5,443,662
	Adjustments	(475,527)	(1,218,907)	(1,047,169)	1,167,779
	As Restated	3,871,432	3,310,049	3,823,128	6,611,441

Accumulated Deficit	As Previously Reported	652,537	470,534	129,187	(444,177)
	Adjustments	475,518	1,218,910	1,047,172	(1,167,805)
	As Restated	1,128,055	1,689,444	1,176,359	(1,611,982)

Total Stockholders’ Equity	As Previously Reported	5,000,007	5,000,003	5,000,001	5,000,007
	Adjustments	—	4	6	—
	As Restated	5,000,007	5,000,007	5,000,007	5,000,007

STATEMENTS OF CASH FLOWS

		Three Months Ended March 31, 2020	Six Months Ended June 30, 2020	Nine Months Ended September 30, 2020	Year Ended December 31, 2020
Net income (loss)	As Previously Reported	654,736	472,733	131,386	(441,978)
	Adjustments	475,518	1,218,910	1,047,172	(1,167,805)
	As Restated	1,130,254	1,691,643	1,178,558	(1,609,783)

Change in fair value of private warrants liability	As Previously Reported	—	—	—	—
	Adjustments	(396,000)	(990,000)	(930,600)	574,200
	As Restated	(396,000)	(990,000)	(930,600)	574,200

Change in fair value of Convertible promissory note, net – related party	As Previously Reported	—	—	—	—
	Adjustments	(84,391)	(322,470)	(299,794)	320,721
	As Restated	(84,391)	(322,470)	(299,794)	320,721

Interest Expense	As Previously Reported	—	—	—	—
	Adjustments	4,873	93,560	183,222	272,884
	As Restated	4,873	93,560	183,222	272,884

GREENROSE ACQUISITION CORP.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2020

NOTE 3 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying financial statements are presented in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and pursuant to the rules and regulations of the SEC.

Emerging Growth Company

The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act, as modified by the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the independent registered public accounting firm attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and stockholder approval of any golden parachute payments not previously approved.

Further, Section 102(b)(l) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of the Company’s financial statements with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.

Use of Estimates

The preparation of the financial statements in conformity with GAAP requires the Company’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.

Making estimates requires management to exercise significant judgment. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the financial statements, which management considered in formulating its estimate, could change in the near term due to one or more future confirming events. Accordingly, the actual results could differ significantly from those estimates.

Cash and Cash Equivalents

The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. The Company did not have any cash equivalents as of December 31, 2020 and 2019.

GREENROSE ACQUISITION CORP.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2020

NOTE 3 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

Marketable Securities Held in Trust Account

At December 31, 2020, substantially all of the assets held in the Trust Account were held in money market funds which invest U.S. Treasury securities.

Derivative Liabilities

The Company accounts for warrants as either equity-classified or liability-classified instruments based on an assessment of the instruments’ specific terms and applicable authoritative guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 480, Distinguishing Liabilities from Equity (“ASC 480”) and ASC 815, Derivatives and Hedging (“ASC 815”). The assessment considers whether the instruments are freestanding financial instruments pursuant to ASC 480, meet the definition of a liability pursuant to ASC 480, and whether the instruments meet all of the requirements for equity classification under ASC 815, including whether the instruments are indexed to the Company’s own common shares and whether the instrument holders could potentially require “net cash settlement” in a circumstance outside of the Company’s control, among other conditions for equity classification. This assessment, which requires the use of professional judgment, is conducted at the time of warrant issuance and as of each subsequent quarterly period end date while the instruments are outstanding.

For issued or modified instruments that meet all of the criteria for equity classification, the instruments are required to be recorded as a component of additional paid-in capital at the time of issuance. For issued or modified instruments that do not meet all the criteria for equity classification, the instruments are required to be recorded at their initial fair value on the date of issuance, and each balance sheet date thereafter. Changes in the estimated fair value of the instruments are recognized as a non-cash gain or loss on the statements of operations. The fair value of the instruments was estimated using a Black-Scholes model (see Note 10).

Common Stock Subject to Possible Redemption

The Company accounts for its common stock subject to possible redemption in accordance with the guidance in Accounting Standards Codification (“ASC”) Topic 480 “Distinguishing Liabilities from Equity.” Common stock subject to mandatory redemption is classified as a liability instrument and is measured at fair value. Conditionally redeemable common stock (including common stock that features redemption rights that is either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within the Company’s control) is classified as temporary equity. At all other times, common stock is classified as stockholders’ equity. The Company’s common stock features certain redemption rights that are considered to be outside of the Company’s control and subject to occurrence of uncertain future events. Accordingly, common stock subject to possible redemption is presented at redemption value as temporary equity, outside of the stockholders’ equity section of the Company’s balance sheets.

Income Taxes

The Company follows the asset and liability method of accounting for income taxes under ASC 740, “Income Taxes.” Deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the financial statements carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that included the enactment date. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

GREENROSE ACQUISITION CORP.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2020

NOTE 3 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

ASC 740 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more likely than not to be sustained upon examination by taxing authorities. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. There were no unrecognized tax benefits and no amounts accrued for interest and penalties as of December 31, 2020 and 2019. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position. The Company is subject to income tax examinations by major taxing authorities since inception.

On March 27, 2020, President Trump signed the Coronavirus Aid, Relief, and Economic Security “CARES” Act into law. The CARES Act includes several significant business tax provisions that, among other things, would eliminate the taxable income limit for certain net operating losses (“NOL) and allow businesses to carry back NOLs arising in 2018, 2019 and 2020 to the five prior years, suspend the excess business loss rules, accelerate refunds of previously generated corporate alternative minimum tax credits, generally loosen the business interest limitation under IRC section 163(j) from 30 percent to 50 percent among other technical corrections included in the Tax Cuts and JOBS Act tax provisions. The enactment of the CARES Act did not have a material impact on the Company’s income tax accounts or profile.

Net Income (Loss) per Common Share

Net income (loss) per share is computed by dividing net income by the weighted-average number of shares of common stock outstanding during the period, excluding shares of common stock subject to forfeiture. At December 31, 2019, weighted average shares were reduced for the effect of an aggregate of 562,500 shares of common stock that were subject to forfeiture if the over-allotment option was not exercised by the underwriters (see Note 6). The Company has not considered the effect of the warrants sold in the Initial Public Offering and private placement to purchase an aggregate of 19,230,000 shares in the calculation of diluted loss per share, since the exercise of the warrants are contingent upon the occurrence of future events and the inclusion of such warrants would be anti-dilutive. There were no dilutive securities for the period ended December 31, 2020 or December 31, 2019. These amounts are not included in the computation of dilutive loss per share because their impact is antidilutive.

The Company’s statement of operations includes a presentation of income (loss) per share for common shares subject to possible redemption in a manner similar to the two-class method of income (loss) per share. Net income (loss) per common share, basic and diluted, for Common stock subject to possible redemption is calculated by dividing the proportionate share of income or loss on marketable securities held by the Trust Account, net of applicable franchise and income taxes, by the weighted average number of Common stock subject to possible redemption outstanding since original issuance.

Net loss per share, basic and diluted, for non-redeemable common stock is calculated by dividing the net income (loss), adjusted for income or loss on marketable securities attributable to Common stock subject to possible redemption, by the weighted average number of non-redeemable common stock outstanding for the period.

Non-redeemable common stock includes Founder Shares and non-redeemable shares of common stock as these shares do not have any redemption features. Non-redeemable common stock participates in the income or loss on marketable securities based on non-redeemable shares’ proportionate interest.

GREENROSE ACQUISITION CORP.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2020

NOTE 3 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

The following table reflects the calculation of basic and diluted net income (loss) per common share (in dollars, except per share amounts):

	Year Ended December 31, 2020	For the Period from August 26, 2019 (Inception) Through December 31, 2019

Common stock subject to possible redemption
Numerator: Earnings allocable to Common stock subject to possible redemption
Interest earned on marketable securities held in Trust Account	$1,100,578	$—
Less: interest available to be withdrawn for payment of taxes	(206,921)	—
Net income	$893,657	$—
Denominator: Weighted Average Common stock subject to possible redemption
Basic and diluted weighted average shares outstanding, Common stock subject to possible redemption	16,704,070	—
Basic and diluted net income per share, Common stock subject to possible redemption	$0.05	$—

Non-Redeemable Common Stock
Numerator: Net Loss minus Net Earnings
Net loss	$(1,609,783)	$(2,199)
Less: Income attributable to Common stock subject to possible redemption	(893,657)	—
Non-redeemable net loss	$(2,503,440)	$(2,199)
Denominator: Weighted Average Non-Redeemable Common Stock
Basic and diluted weighted average shares outstanding, Common Stock	5,083,127	3,750,000

Basic and diluted net loss per share, Common Stock	$(0.49)	$(0.00)

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist of cash accounts in a financial institution, which, at times may exceed the Federal Depository Insurance Coverage limit of $250,000. The Company has not experienced losses on these accounts and management believes the Company is not exposed to significant risks on such accounts.

Fair Value of Financial Instruments

The Company follows the guidance in ASC 820 for its financial assets and liabilities that are re-measured and reported at fair value at each reporting period, and non-financial assets and liabilities that are re-measured and reported at fair value at least annually.

The fair value of the Company’s financial assets and liabilities reflects management’s estimate of amounts that the Company would have received in connection with the sale of the assets or paid in connection with the transfer of the liabilities in an orderly transaction between market participants at the measurement date. In connection with measuring the fair value of its assets and liabilities, the Company seeks to maximize the use of observable inputs (market data

GREENROSE ACQUISITION CORP.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2020

NOTE 3 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

obtained from independent sources) and to minimize the use of unobservable inputs (internal assumptions about how market participants would price assets and liabilities). The following fair value hierarchy is used to classify assets and liabilities based on the observable inputs and unobservable inputs used in order to value the assets and liabilities:

Level 1:

Quoted prices in active markets for identical assets or liabilities. An active market for an asset or liability is a market in which transactions for the asset or liability occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2:

Observable inputs other than Level 1 inputs. Examples of Level 2 inputs include quoted prices in active markets for similar assets or liabilities and quoted prices for identical assets or liabilities in markets that are not active.

Level 3:	Unobservable inputs based on our assessment of the assumptions that market participants would use in pricing the asset or liability.

See Note 10 for additional information on assets and liabilities measured at fair value

Recent Accounting Standards

Management does not believe that any recently issued, but not yet effective, accounting standards, if currently adopted, would have a material effect on the Company’s financial statements.

NOTE 4 — PUBLIC OFFERING

Pursuant to the Initial Public Offering, the Company sold 17,250,000 Units, which includes a full exercise by the underwriters of their over-allotment option in the amount of 2,250,000 Units, at a price of $10.00 per Unit. Each Unit consists of one share of common stock and one warrant (“Public Warrant”). Each Public Warrant entitles the holder to purchase one share of common stock at a price of $11.50 per share, subject to adjustment (see Note 8).

NOTE 5 — PRIVATE PLACEMENT

Simultaneously with the closing of the Initial Public Offering, the Sponsor and Imperial purchased an aggregate of 300,000 Private Units at a price of $10.00 per Private Unit and 1,500,000 Private Warrants at a price of $1.00 per Private Warrant, for an aggregate purchase price of $4,500,000. The Sponsor purchased 200,000 Private Units and 1,000,000 Private Warrants and Imperial purchased 100,000 Private Units and 500,000 Private Warrants. As a result of the underwriters’ election to fully exercise their over-allotment option on February 14, 2020, the Sponsor and Imperial purchased an additional 30,000 Private Units, at a purchase price of $10.00 per Private Unit, and 150,000 Private Warrants, at a purchase price of $1.00 per Private Warrant, for an aggregate purchase price of $450,000. Each Private Unit consists of one share of common stock (“Private Share”) and one warrant. Each Private Warrant is exercisable to purchase one share of common stock at an exercise price of $11.50 per share, subject to adjustment (see Note 8). The proceeds from the Private Securities were added to the proceeds from the Initial Public Offering held in the Trust Account. If the Company does not complete a Business Combination within the Combination Period, the proceeds from the sale of the Private Securities will be used to fund the redemption of the Public Shares (subject to the requirements of applicable law), and the Private Shares will expire worthless.

NOTE 6 — RELATED PARTY TRANSACTIONS

Founder’s Shares

In August 2019, the Sponsor purchased 4,312,500 shares (the “Founder’s Shares”) of the Company’s common stock for an aggregate price of $25,000. The Founder’s Shares included an aggregate of up to 562,500 shares subject to forfeiture by the Sponsor to the extent that the underwriters’ over-allotment was not exercised in full or in part, so that the Sponsor would collectively own 20% of the Company’s issued and outstanding shares after the Initial Public

GREENROSE ACQUISITION CORP.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2020

NOTE 6 — RELATED PARTY TRANSACTIONS (cont.)

Offering (excluding the Private Shares underlying the Private Securities). On February 14, 2020, as a result of the underwriters’ election to fully exercise their over-allotment option, 562,500 Founder’s Shares are no longer subject to forfeiture.

The Sponsor has agreed that, subject to certain limited exceptions, it will not transfer, assign or sell any of the Founder’s Shares until (i) with respect to 50% of the Founder’s Shares, for a period ending on the earlier of the one-year anniversary of the date of the consummation of the Business Combination and the date on which the closing price of the Company’s common stock equals or exceeds $12.50 per share (as adjusted for share splits, share dividends, reorganizations and recapitalizations) for any 20 trading days within a 30-trading day period following the consummation of the Business Combination and (ii) with respect to the remaining 50% of the Founder’s Shares, for a period ending on the one-year anniversary of the date of the consummation of the Business Combination, or earlier if, subsequent to the Business Combination, the Company consummates a liquidation, merger, stock exchange or other similar transaction which results in all of its stockholders having the right to exchange their shares of common stock for cash, securities or other property. The limited exceptions include transfers, assignments or sales (i) to the Company’s or Sponsor’s officers, directors, consultants or their affiliates, (ii) to an entity’s members upon its liquidation, (iii) to relatives and trusts for estate planning purposes, (iv) by virtue of the laws of descent and distribution upon death, (v) pursuant to a qualified domestic relations order, (vi) to the Company for no value for cancellation in connection with the consummation of a Business Combination, or (vii) in connection with the consummation of a Business Combination at prices no greater than the price at which the shares were originally purchased, in each case (except for clause (vi) or with the Company’s prior consent) where the transferee agrees to the terms of the escrow agreement and to be bound by these transfer restrictions.

In addition, the Sponsor has agreed not to sell, transfer, pledge, hypothecate or otherwise dispose of all or any part of the Founder’s Shares unless, prior to (a) a registration statement on the appropriate form under the Securities Act and applicable state securities laws with respect to the Founder’s Shares proposed to be transferred shall then be effective or (b) the Company has received an opinion from counsel reasonably satisfactory to the Company, that such registration is not required because such transaction is exempt from registration under the Securities Act and the rules promulgated by the SEC thereunder and with all applicable state securities laws.

Advances — Related Party

During the year ended December 31, 2019, the Sponsor advanced an aggregate of $631,366 on the Company’s behalf to cover certain expenses (the “Advances”). An additional $164,753 was advanced as of February 2020. The Advances were non-interest bearing and due on demand. Total advances of $796,119 were repaid on March 9, 2020.

Related Party Loans

In addition, in order to finance transaction costs in connection with a Business Combination, the Sponsor, or certain of the Company’s officers and directors or their affiliates may, but are not obligated to, loan the Company funds as may be required (“Working Capital Loans”). If the Company completes a Business Combination, the Company would repay the Working Capital Loans out of the proceeds of the Trust Account released to the Company. Otherwise, the Working Capital Loans would be repaid only out of funds held outside the Trust Account. In the event that a Business Combination does not close, the Company may use a portion of proceeds held outside the Trust Account to repay the Working Capital Loans but no proceeds held in the Trust Account would be used to repay the Working Capital Loans. Except for the foregoing, the terms of such Working Capital Loans, if any, have not been determined and no written agreements exist with respect to such loans. The Working Capital Loans would either be repaid upon consummation of a Business Combination, without interest, or, at the lender’s discretion, up to $2,000,000 of the Working Capital Loans may be convertible into units at a price of $10.00 per unit and/or warrants at a price of $1.00 per warrant. The units would be identical to the Private Units and the warrants would be identical to the Private Warrants.

GREENROSE ACQUISITION CORP.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2020

NOTE 6 — RELATED PARTY TRANSACTIONS (cont.)

On March 26, 2020, the Company issued an unsecured promissory note (the “Note”) in the principal amount of $1,000,000 to the Sponsor. The Note is non-interest bearing and payable upon the consummation of a Business Combination. Up to $1,000,000 of such loans may be convertible into units at a price of $10.00 per unit and/or warrants at a price of $1.00 per warrant. The units would be identical to the Private Units and the warrants would be identical to the Private Warrants.

The Company assessed the provisions of the convertible promissory note under ASC 815-15. The derivative component of the obligation is initially valued and classified as a derivative liability with an offset to a discount on the promissory note. The discount will be amortized over the life of the Note. For the year ended December 31, 2020 $272,884 was included within interest expense. To calculate the value of the embedded derivative we utilized a “with” and “without” approach. In the “with” scenario we valued the convertible promissory notes using a Black-Scholes model as it was determined that on a business combination, a holder would likely convert into private warrants, which were themselves valued using a Black-Scholes model and are considered to be a Level 3 fair value measurement (see Note 10). In the “without” scenario, we valued the repayment of the notional value of the convertible promissory note using a risk-adjusted discounted cash flow model. The primary unobservable inputs utilized in determining the fair value of the conversion option are volatility and credit spread.

The assumptions used to value the conversion option were consistent with those utilized in the Company’s Black-Scholes valuation for stock options are detailed below:

	March 26, 2020	December 31, 2020
Expected volatility (%)	15.0%	15.0%
Risk-free interest rate (%)	0.60%	0.43%
Discount Rate (%)	25.0%	25.0%
Expected dividend yield (%)	0.0%	0.0%
Contractual term (years)	0.88	0.5
Conversion price	(*)	(*)
Underlying share price	8.97	10.13
Convertible notes amount	$1,000,000	$1,000,000
Fair value of the conversion feature	$492,165	$812,886

____________

(*)      the conversion price is $10.00 per unit and/or $1.00 per warrant

The following table presents the change in the fair value of conversion option:

Fair value as of January 1, 2020	$—
Initial measurement on March 26, 2020	492,165
Change in valuation inputs and other assumptions	320,721
Fair value as of December 31, 2020	$812,886

Administrative Support Agreement

The Company entered into an agreement whereby, commencing on the February 10, 2020, through the earlier of the Company’s consummation of a Business Combination and its liquidation, the Company will pay the Sponsor a total of $10,000 per month for office space, utilities and secretarial and administrative support. For the year ended December 31, 2020, the Company incurred and paid $110,000 in fees for these services.

GREENROSE ACQUISITION CORP.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2020

NOTE 7 — COMMITMENTS

Registration Rights

Pursuant to a registration rights agreement entered into on February 11, 2020, the holders of the Founder’s Shares, Private Units, Private Warrants, and any units or warrants that may be issued upon conversion of Working Capital Loans (and all underlying securities) are entitled to registration rights. The holders of the majority of these securities are entitled to make up to two demands that the Company register such securities. The holders of the majority of the Founder’s Shares can elect to exercise these registration rights at any time commencing three months prior to the date on which the Founder’s Shares are to be released from escrow. The holders of a majority of the Private Units or units issued in payment of Working Capital Loans made to the Company (or underlying securities) can elect to exercise these registration rights at any time commencing after the Company consummates a Business Combination. Notwithstanding anything to the contrary, Imperial may only make a demand on one occasion and only during the five-year period beginning on the effective date of the Initial Public Offering. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to the consummation of a Business Combination; provided, however, that Imperial may participate in a “piggy-back” registration only during the seven-year period beginning on the effective date of the Initial Public Offering. The Company will bear the expenses incurred in connection with the filing of any such registration statements.

Underwriting Agreement

The Initial Public Offering underwriting agreement provides that in the event the Company completes a financing transaction similar to the Initial Public Offering or Business Combination, or enters into a statement or letter of intent that results in such a transaction, within 18 months following its termination, Imperial shall be entitled to receive any expense reimbursement due to it along with payment in full of its applicable fee of either (i) 2% of the gross proceeds of the offering, of which 1% will be in cash and 1% will be in equity of the Company for a financing transaction, or (ii) an amount equal to 5% of the face amount of any equity securities and 3% of the face amount of any debt sold or arranged as part of the Business Combination (exclusive of any applicable finders’ fees which might become payable). Additionally, Imperial has the right to act as a book-runner and managing underwriter for all underwritten follow-on offerings for 18 months following completion of the Initial Public Offering and the right to approve any co-lead managing underwriter or co-book runner.

Business Combination Marketing Agreement

The Company has engaged Imperial as an advisor in connection with a Business Combination to assist the Company in holding meetings with its shareholders to discuss the potential Business Combination and the target business’ attributes, introduce the Company to potential investors that are interested in purchasing the Company’s securities in connection with a Business Combination, assist the Company in obtaining shareholder approval for the Business Combination and assist the Company with its press releases and public filings in connection with the Business Combination. The Company will pay Imperial a cash fee for such services upon the consummation of a Business Combination in an amount equal to 4.5% of the gross proceeds of Initial Public Offering, or $7,762,500 (exclusive of any applicable finders’ fees which might become payable); provided that up to 20% of the fee may be allocated at the Company’s sole discretion to other FINRA members that assist the Company in identifying and consummating a Business Combination.

Additionally, the Company has agreed to pay Imperial a cash fee for assisting it in obtaining financing for the Business Combination in an amount equal to 5% of the face amount of any equity securities and 3% of the face amount of any debt sold or arranged as part of the Business Combination (exclusive of any applicable finders’ fees which might become payable).

GREENROSE ACQUISITION CORP.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2020

NOTE 8 — STOCKHOLDERS’ EQUITY

Preferred Stock — On February 10, 2020, the Company amended its certificate of incorporation such that the Company is authorized to issue up to 1,000,000 shares of preferred stock with a par value of $0.0001 per share with such designation, rights and preferences as may be determined from time to time by the Company’s board of directors. At December 31, 2020 and 2019, there were no shares of preferred stock issued or outstanding.

Common Stock — On February 10, 2020, the Company amended its certificate of incorporation such that the Company is authorized to issue up to 70,000,000 shares of common stock with a par value of $0.0001 per share. Holders of the common stock are entitled to one vote for each share. At December 31, 2020 and 2019, there were 5,478,072 and 4,312,500 shares of common stock issued and outstanding, excluding 16,414,428 and no shares of common stock subject to possible redemption, respectively.

Warrants — The Public Warrants will become exercisable on the later of (a) 30 days after the completion of a Business Combination or (b) 12 months from the closing of the Initial Public Offering. No warrants will be exercisable for cash unless the Company has an effective and current registration statement covering the shares of common stock issuable upon exercise of the warrants and a current prospectus relating to such shares of common stock. Notwithstanding the foregoing, if a registration statement covering the shares of common stock issuable upon exercise of the public warrants is not effective within a specified period following the consummation of a Business Combination, warrant holders may, until such time as there is an effective registration statement and during any period when the Company shall have failed to maintain an effective registration statement, exercise warrants on a cashless basis pursuant to the exemption provided by Section 3(a)(9) of the Securities Act, provided that such exemption is available. If that exemption, or another exemption, is not available, holders will not be able to exercise their warrants on a cashless basis. The Public Warrants will expire five years after the completion of a Business Combination or earlier upon redemption or liquidation.

Once the warrants become exercisable, the Company may redeem the Public Warrants:

•        in whole and not in part;

•        at a price of $0.01 per warrant;

•        upon not less than 30 days’ prior written notice of redemption;

•        if, and only if, the reported last sale price of the Company’s common stock equals or exceeds $18.00 per share for any 20 trading days within a 30-trading day period ending on the third business day prior to the notice of redemption to the warrant holders; and

•        if, and only if, there is a current registration statement in effect with respect to the shares of common stock underlying the warrants.

If the Company calls the Public Warrants for redemption, management will have the option to require all holders that wish to exercise the Public Warrants to do so on a “cashless basis,” as described in the warrant agreement.

The exercise price and number of shares of common stock issuable upon exercise of the warrants may be adjusted in certain circumstances including in the event of a stock dividend, or recapitalization, reorganization, merger or consolidation. However, the warrants will not be adjusted for issuance of common stock at a price below its exercise price. Additionally, in no event will the Company be required to net cash settle the warrants. If the Company is unable to complete a Business Combination within the Combination Period and the Company liquidates the funds held in the Trust Account, holders of warrants will not receive any of such funds with respect to their warrants, nor will they receive any distribution from the Company’s assets held outside of the Trust Account with the respect to such warrants. Accordingly, the warrants may expire worthless.

GREENROSE ACQUISITION CORP.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2020

NOTE 8 — STOCKHOLDERS’ EQUITY (cont.)

In addition, if (x) the Company issues additional shares of common stock or equity-linked securities for capital raising purposes in connection with the closing of an initial Business Combination at an issue price or effective issue price of less than $9.50 per share of common stock (with such issue price or effective issue price to be determined in good faith by the Company’s board of directors, and in the case of any such issuance to the Sponsor, initial stockholders or their affiliates, without taking into account any Founder Shares held by them prior to such issuance), (y) the aggregate gross proceeds from such issuances represent more than 60% of the total equity proceeds, and interest thereon, available for the funding of an initial Business Combination on the date of the consummation of an initial Business Combination (net of redemptions), and (z) the volume weighted average trading price of the common stock during the 20 trading day period starting on the trading day prior to the day on which the Company consummates an initial Business Combination (such price, the “Market Value”) is below $9.50 per share, the exercise price of the warrants will be adjusted (to the nearest cent) to be equal to 115% of the greater of (i) the Market Value or (ii) the price at which the Company issues the additional shares of common stock or equity-linked securities.

NOTE 9 — INCOME TAX

The Company’s net deferred tax assets at December 31, 2020 and 2019 as follows:

	December 31, 2020	December 31, 2019
Deferred tax assets
Net operating loss carryforward	$92,417	$462
Total deferred tax assets	92,417	462
Valuation allowance	(92,417)	(462)
Deferred tax assets	$—	$—

The income tax provision for the year ended December 31, 2020 and for the period from August 26, 2019 (inception) through December 31, 2019 consists of the following:

	December 31, 2020	December 31, 2019
Federal
Current	$—	$—
Deferred	(91,955)	(462)

State and Local
Current	—	—
Deferred	—	—

Change in valuation allowance	91,955	462

Income tax provision	$—	$—

As of December 31, 2020, and 2019, the Company had $440,083 and $2,199, respectively of U.S. federal net operating loss carryovers available to offset future taxable income. The net operating loss carryovers are subject to an indefinite period of utilization.

In assessing the realization of the deferred tax assets, management considers whether it is more likely than not that some portion of all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which temporary differences representing net future deductible amounts become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income and tax planning strategies in making this assessment. After

GREENROSE ACQUISITION CORP.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2020

NOTE 9 — INCOME TAX (cont.)

consideration of all of the information available, management believes that significant uncertainty exists with respect to future realization of the deferred tax assets and has therefore established a full valuation allowance. For the year ended December 31, 2020, the change in the valuation allowance was $92,417.

A reconciliation of the federal income tax rate to the Company’s effective tax rate at December 31, 2020 and 2019 is as follows:

	December 31, 2020	December 31, 2019
Statutory federal income tax rate	21.0%	21.0%
State taxes, net of federal tax benefit	0.0%	0.0%
Interest expense	(3.6)%	0.0%
Change in fair value of private warrants liability	(7.5)%	0.0%
Change in fair value of Convertible promissory note, net – related party	(4.2)%	0.0%
Meals	(0.1)%	0.0%
Valuation allowance	(5.6)%	(21.0)%
Income tax provision	0.0%	21.0%

The Company files income tax returns in the U.S. federal jurisdiction and is subject to examination by the various taxing authorities. The Company’s tax returns for the year ended December 31, 2020 and 2019 remain open and subject to examination. The Company considers New York to be a significant state tax jurisdiction.

NOTE 10 — FAIR VALUE MEASUREMENTS

The Company follows the guidance in ASC 820 for its financial assets and liabilities that are re-measured and reported at fair value at each reporting period, and non-financial assets and liabilities that are re-measured and reported at fair value at least annually.

The fair value of the Company’s financial assets and liabilities reflects management’s estimate of amounts that the Company would have received in connection with the sale of the assets or paid in connection with the transfer of the liabilities in an orderly transaction between market participants at the measurement date. In connection with measuring the fair value of its assets and liabilities, the Company seeks to maximize the use of observable inputs (market data obtained from independent sources) and to minimize the use of unobservable inputs (internal assumptions about how market participants would price assets and liabilities). The following fair value hierarchy is used to classify assets and liabilities based on the observable inputs and unobservable inputs used in order to value the assets and liabilities:

Level 1:

Quoted prices in active markets for identical assets or liabilities. An active market for an asset or liability is a market in which transactions for the asset or liability occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2:

Observable inputs other than Level 1 inputs. Examples of Level 2 inputs include quoted prices in active markets for similar assets or liabilities and quoted prices for identical assets or liabilities in markets that are not active.

Level 3:	Unobservable inputs based on our assessment of the assumptions that market participants would use in pricing the asset or liability.

GREENROSE ACQUISITION CORP.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2020

NOTE 10 — FAIR VALUE MEASUREMENTS (cont.)

The following table presents information about the Company’s assets that are measured at fair value on a recurring basis at December 31, 2020, and indicates the fair value hierarchy of the valuation inputs the Company utilized to determine such fair value:

Description	Level	December 31, 2020
Assets:
Marketable securities held in Trust Account	1	$173,656,603

Liabilities:
Private warrants liability	2	$1,980,000
Convertible component of convertible promissory note	3	$812,886

The private warrants are identical to the Public Warrants underlying the Units sold in the Initial Public Offering, except that the Private Warrants and the shares of common stock issuable upon the exercise of the Private Warrants will not be transferable, assignable or salable until after the completion of a Business Combination, subject to certain limited exceptions. Additionally, the Private Warrants will be exercisable for cash or on a cashless basis, at the holder’s option, and be non-redeemable so long as they are held by the initial purchasers or their permitted transferees. If the Private Warrants are held by someone other than the initial purchasers or their permitted transferees, the Private Warrants will be redeemable by the Company and exercisable by such holders on the same basis as the Public Warrants.

The Derivative Instruments were accounted for as liabilities in accordance with ASC 815-40 and are presented within the private warrant liabilities and convertible promissory note, net – related party on our consolidated balance sheet. The instruments are measured at fair value at inception and on a recurring basis, with changes in fair value presented within Change in fair value of private warrant liabilities and Change in fair value of Convertible promissory note, net – related party in the consolidated statement of operations.

Initial Measurement

The Company established the initial fair value for the warrants on February 13, 2020, the date of the Company’s Initial Public Offering, using a Black-Scholes model for the private warrants. The Company allocated the proceeds received from the sale of private warrants first to the warrants based on their fair values as determined at initial measurement, with the remaining proceeds allocated to common stock subject to possible redemption and common stock based on their relative fair values at the initial measurement date. The warrants were classified as Level 3 at the initial measurement date due to the use of unobservable inputs, and they move to a Level 2 when the public warrants begin trading separately on May 11, 2020.

The key inputs into the Black-Scholes model for the private warrants were as follows at initial measurement:

Input	February 13, 2020 (Initial Measurement)
Risk-free interest rate (%)	1.45%
Expected term (years)	6
Expected volatility (%)	12.5%
Exercise price	$11.50
Fair value of Units	$10.07

On February 13, 2020, the private warrants were determined to be $0.71 per warrant for an aggregate value of $1,405,800.

GREENROSE ACQUISITION CORP.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2020

NOTE 10 — FAIR VALUE MEASUREMENTS (cont.)

Subsequent Measurement

The private warrants are measured at fair value on a recurring basis. As of December 31, 2020, the private warrants are classified as Level 2 due to the use of an observable market quote in an active market.

As of December 31, 2020, the aggregate values of the private warrants and the convertible component of convertible promissory note were $1,980,000 and $812,886, respectively.

The following table presents the changes in the fair value of derivative liabilities:

	Private Warrants	Convertible Component
Fair value as of January 1, 2020	$—	$—
Initial measurement on February 13, 2020	1,405,800
Initial measurement on March 26, 2020		492,165
Changes in fair value	574,200	320,721
Fair value as of December 31, 2020	$1,980,000	$812,886

NOTE 11 — SUBSEQUENT EVENTS

The Company evaluated subsequent events and transactions that occurred after the balance sheet date up to the date that the financial statements were issued. Based upon this review, the Company identified the following subsequent events that would have required adjustment or disclosure in the financial statements.

On January 29, 2021, the Company issued an unsecured promissory note (the “2021 Note”) in the principal amount of $1,000,000 to the Sponsor. The Note is non-interest bearing and payable upon the consummation of a Business Combination. Up to $1,000,000 of such loans may be convertible into units at a price of $10.00 per unit and/or warrants at a price of $1.00 per warrant. The units would be identical to the Private Units and the warrants would be identical to the -private warrants.

Initial Business Combinations

On March 12, 2021 the Company entered into definitive agreements to acquire the following four cannabis companies:

•        the Agreement and Plan of Merger by and among Greenrose, GNRS NV Merger Sub, Inc., Shango Holdings, Inc. and Gary Rexroad as the Selling Securityholders’ Representative dated as of March 12, 2021 (the “Shango Merger Agreement”);

•        the Agreement and Plan of Merger by and among Greenrose, GNRS CT Merger Sub, LLC, Theraplant, LLC acting by and through its Steering Committee and Shareholder Representative Services LLC as the Selling Securityholders’ Representative dated as of March 12, 2021 (the “Theraplant Merger Agreement”);

•        the Asset Purchase Agreement by and among Greenrose, True Harvest Holdings, Inc. and True Harvest, LLC dated as of March 12, 2021 (the “Asset Purchase Agreement”); and

•        the Agreement and Plan of Merger by and among Greenrose, Futureworks Holdings, Inc., and Futureworks LLC dated as of March 12, 2021 (“Futureworks Merger Agreement”).

GREENROSE ACQUISITION CORP.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2020

NOTE 11 — SUBSEQUENT EVENTS (cont.)

Agreements for Business Combinations

Shango Holdings Inc. Merger Agreement

The Company, GNRS NV Merger Sub, Inc., a Nevada corporation and a wholly owned subsidiary of the Company formed on March 10, 2021 (“GS Merger Sub”), Shango Holdings Inc., a Nevada corporation (“Shango”) and Gary Rexroad, in his capacity as the representative for the Sellers thereunder (the “Shango Sellers’ Representative”), entered into an Agreement and Plan of Merger (the “Shango Merger Agreement”), pursuant to which GS Merger Sub will be merged with and into Shango (the “Shango Merger”), with Shango surviving as a wholly owned subsidiary of Greenrose. Capitalized but undefined terms used in this section shall have the meanings set forth in the Shango Merger Agreement.

Conversion of Securities

Subject to the terms and conditions set forth in the Shango Merger Agreement, at the effective time of the Shango Merger (the “Shango Effective Time”), other than Dissenting Shares, each share of Shango’s common stock issued and outstanding immediately prior to the Shango Effective Time will be canceled and converted into the right to receive a pro rata portion of cash (without interest) and the number of shares of the common stock of Greenrose (the “Greenrose Common Stock”) issued as part of the Additional Consideration (as defined below), if any, in an amount equal to the sum of (i) the applicable Per Share Initial Consideration plus (ii) any applicable Per Share Additional Consideration, as described below.

Merger Consideration

Initial Consideration

The aggregate consideration to be paid at Closing to Shango’s stockholders, other than for Dissenting Shares, will be: (i) $31,000,000 in cash, (ii) the assumption of up to $9,000,000 of Shango’s liabilities and (iii) any shortfall between $9,000,000 and the amount of Shango liabilities actually assumed by Greenrose at Closing. Additionally, Greenrose agreed to commit up to $10,000,000 for use for certain capital expenditures, as described more fully in the Shango Merger Agreement.

Earnout Payments

In addition to the Initial Consideration, and subject to Shango meeting certain target revenues in each of Greenrose’s 2021, 2022 and 2023 fiscal years, and having cash flow from operations of no less than $0, then, subject to Shango’s stockholders having delivered an Accredited Investor Certification, Greenrose may be required to issue to Shango’s stockholders up to such number of shares of Greenrose Common Stock equal to $65,000,000 in value, consisting of up to $20,000,000 in value of shares of Greenrose Common Stock for the 2021 fiscal year, up to $25,000,000 in value of shares of Greenrose Common Stock for the 2022 fiscal year and up to $20,000,000 in value of shares of Greenrose Common Stock for the 2023 fiscal year (collectively, the “Additional Consideration”), divided by the Parent Common Stock Price, which is calculated based upon the volume weighted average price per share of Greenrose Common Stock (rounded down to the nearest cent) on The Nasdaq Market, LLC (“Nasdaq”), or such other exchange on which Greenrose Common Stock is then listed or quoted on, for the ten (10) consecutive trading days ending on (and including) the last full trading day immediately prior to, as applicable, (1) the 2021 Milestone Payment Date, (2) the 2022 Milestone Payment Date, or (3) the 2023 Milestone Payment Date, as reported by the Wall Street Journal for each such trading day, or, if not reported by the Wall Street Journal, any other authoritative source mutually agreed by Greenrose and the Company. The Shango Merger Agreement provides that if any portion of the Additional Consideration is not fully earned in either 2021 or 2022, such portion of the Additional Consideration may be earned in subsequent years through 2023. Additionally, the Additional Consideration may be subject to acceleration as further set forth in the Shango Merger Agreement.

GREENROSE ACQUISITION CORP.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2020

NOTE 11 — SUBSEQUENT EVENTS (cont.)

Closing

The Closing will occur as promptly as reasonably practicable, but in no event later than two (2) business days following the satisfaction or waiver of all of the closing conditions in the Shango Merger Agreement.

Representations and Warranties

The Shango Merger Agreement contains customary representations and warranties by each of Shango, Greenrose and GS Merger Sub. Many of the representations and warranties are qualified by knowledge of a party, materiality or Material Adverse Effect. At the Closing, Greenrose will also enter into an eighteen (18) month escrow arrangement in a customary form with the Shango Sellers’ Representative and an escrow agent and will deposit $3,000,000 in cash into an escrow fund for the recovery of indemnification claims and working capital adjustments. The Shango stockholders’ aggregate liability for Representation Breach Claims shall not exceed $11,500,000, subject to certain exceptions, and the aggregate liability for all claims shall not exceed the lesser of (i) $25,000,000 or (ii) the Aggregate Consideration actually received by the Shango stockholders.

Covenants of the Parties

Each Party agreed to use its commercially reasonable efforts to effect the Closing. The Shango Merger Agreement also contains certain customary covenants by each of the Parties during the period between the signing of the Shango Merger Agreement and the earlier of the Closing or the termination of the Shango Merger Agreement in accordance with its terms, as well as certain customary covenants, such as confidentiality and publicity that will continue after the termination of the Shango Merger Agreement.

Shango agreed to (and to cause each of its subsidiaries to), use commercially reasonable efforts to, during the period between the signing of the Merger Agreement and until the earlier of the Closing or the termination of the Shango Merger Agreement, carry on its business in the ordinary course consistent with past practice. Shango also agreed not to, during the period between the signing of the Shango Merger Agreement and until the earlier of the Closing or the termination of the Shango Merger Agreement, without the prior written consent of Greenrose, to take certain actions as more fully set forth in the Shango Merger Agreement.

Conditions to Consummation of the Shango Merger

Under the Shango Merger Agreement, the obligations of the parties (or, in some cases, some of the parties) to consummate the Shango Merger are subject to the satisfaction or waiver of certain customary closing conditions of the respective parties, including, without limitation: (i) the approval and adoption of the Shango Merger Agreement and transactions contemplated thereby and certain other matters by the requisite vote of the stockholders of Greenrose (the “Greenrose Stockholders”); (ii) if required, the expiration or termination of any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended; (iii) the absence of a Material Adverse Effect since the date of the Shango Merger Agreement; and (iv) material compliance by the parties with their respective pre-Closing and Closing obligations and the accuracy of each party’s representations and warranties in the Shango Merger Agreement, in each case subject to the certain materiality standards contained in the Shango Merger Agreement.

Termination

The Shango Merger Agreement may be terminated under the following customary and limited circumstances at any time prior to the Closing: (i) upon the mutual written consent of Greenrose and Shango; (ii) by Greenrose or Shango if any Law or Order is enacted, promulgated or issued or deemed applicable to the Shango Merger by any Governmental Authority that would make consummation of the Shango Merger illegal, other than Federal Cannabis Laws; (iii) by Greenrose or Shango if the Closing has not occurred by August 31, 2021; or (iv) by Greenrose, on the one hand, or Shango, on the other hand, as a result of certain breaches by the counterparties to the Shango Merger

GREENROSE ACQUISITION CORP.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2020

NOTE 11 — SUBSEQUENT EVENTS (cont.)

Agreement that remain uncured after any applicable cure period; provided, in each case of (i)-(iv), that such termination right is not available to any party if such party is in breach of its representations, warranties, covenants, agreements or other obligations under the Shango Merger Agreement.

The foregoing description of the Shango Merger Agreement is qualified in its entirety by reference to the full text of the form of the Shango Merger Agreement, a copy of which is included as Exhibit 2.1 to the Current Report on Form 8-K filed with the SEC on March 18, 2021, and incorporated herein by reference.

Lock-Up Agreements

In connection with the Closing, each of Shango’s stockholders will be required to enter into a Lock-Up Agreement (the “Shango Lock-Up Agreement”) pursuant to which they will agree, subject to certain exceptions, for a period of 6 months after the applicable Milestone Payment Date, (i) not to lend, offer, pledge, hypothecate, encumber, donate, assign, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Greenrose Common Stock, (ii) enter into any swap or other arrangement that transfers to another party, in whole or in part, any of the economic consequences of ownership of the Greenrose Common Stock, or (iii) publicly disclose the intention to do any of the foregoing, with respect to any shares of Greenrose Common Stock received by such Shango stockholder as part of the Additional Consideration.

The foregoing description of the Shango Lock-Up Agreement is qualified in its entirety by reference to the full text of the form of Lock-Up Agreement, a copy of which is included as Exhibit I to the Shango Merger Agreement, filed as Exhibit 2.1 to the Current Report on Form 8-K filed with the SEC on March 18, 2021, and incorporated herein by reference.

Registration Rights Agreement

In connection with the Closing, Greenrose will enter into a Registration Rights Agreement with each of Shango’s stockholders (the “Shango Registration Rights Agreement”) pursuant to which Greenrose agrees that, after the expiration of the applicable lock-up period set forth in the Shango Lock-Up Agreement, at the request of the Majority Holders (as defined in the Shango Registration Rights Agreement), Greenrose will file a registration statement with the SEC covering the resale of the Registrable Securities (as defined in the Shango Registration Rights Agreement) requested to be included in such registration statement (the “Resale Registration Statement”), and Greenrose shall use its reasonable best efforts to have the Resale Registration Statement declared effective as soon as reasonably practicable after the filing thereof. Additionally, the Holders (as defined in the Shango Registration Rights Agreement) will be entitled to piggyback registration rights.

The foregoing description of the Shango Registration Rights Agreement is qualified in its entirety by reference to the full text of the form of Registration Rights Agreement, a copy of which is included as Exhibit H to the Shango Merger Agreement, filed as Exhibit 2.1 to the Current Report on Form 8-K filed on March 18, 2021, and incorporated herein by reference.

Theraplant Merger Agreement

On March 12, 2021, the Company, GNRS CT Merger Sub, LLC, a Connecticut limited liability company and a wholly-owned subsidiary of the Company formed on March 5,2021 (“TPT Merger Sub”), Theraplant, LLC, a Connecticut limited liability company (“Theraplant”) and Shareholder Representative Services LLC, solely in its capacity as the representative for the Selling Securityholders thereunder (the “Theraplant Seller Representative”), entered into an Agreement and Plan of Merger (the “Theraplant Merger Agreement”), pursuant to which TPT Merger Sub will be merged with and into Theraplant (the “Theraplant Merger”), with Theraplant surviving the Merger as a wholly owned subsidiary of Greenrose. Capitalized but undefined terms used in this section “Theraplant Merger Agreement” the meanings set forth in the Theraplant Merger Agreement.

GREENROSE ACQUISITION CORP.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2020

NOTE 11 — SUBSEQUENT EVENTS (cont.)

Conversion of Securities

Subject to the terms and conditions set forth in the Theraplant Merger Agreement, at the effective time of the Theraplant Merger (the “Theraplant Effective Time”), each unit of Theraplant issued and outstanding immediately prior to the Theraplant Effective Time will be canceled and converted into the right to receive a pro rata portion of cash (without interest), as described below.

Merger Consideration

The aggregate merger consideration (the “Theraplant Merger Consideration”) to be paid at Closing to the unit holders of Theraplant pursuant to the Theraplant Merger Agreement for all Company Units will be $100,000,000 in cash, subject to customary purchase price adjustments, and an indemnity escrow as described more fully in the Theraplant Merger Agreement. Additionally, $700,000 of the Theraplant Merger Consideration will be placed into dedicated accounts controlled by the Theraplant Seller Representative and the Theraplant Managing Members immediately prior to Closing, to provide a source of funds for those parties to use in administering any claims or disputes that arise post-Closing.

Closing

The Closing will occur as promptly as reasonably practicable, but in no event later than two (2) business days following the satisfaction or waiver of all of the closing conditions in the Theraplant Merger Agreement.

Representations and Warranties

The Theraplant Merger Agreement contains customary representations and warranties by each of Theraplant, Greenrose and TPT Merger Sub. Many of the representations and warranties are qualified by materiality or Material Adverse Effect. Other than Fundamental Representations, the representations and warranties made by the Parties survive the Closing for a period of 18 months.

Covenants of the Parties

Each Party agreed to use its commercially reasonable efforts to effect the Closing. The Theraplant Merger Agreement also contains certain customary covenants by each of the Parties during the period between the signing of the Merger Agreement and the earlier of the Closing or the termination of the Theraplant Merger Agreement in accordance with its terms, as well as certain customary covenants, such as confidentiality and publicity that will continue after the termination of the Theraplant Merger Agreement.

Pursuant to the Theraplant Merger Agreement, Theraplant agreed to (and agreed to cause each Subsidiary to), use commercially reasonable efforts to, during the period between the signing of the Theraplant Merger Agreement and until the earlier of the Closing or the termination of the Theraplant Merger Agreement, carry on its business in the ordinary course consistent with past practice. Pursuant to the Theraplant Merger Agreement, Theraplant also agrees not to, during the period between the signing of the Theraplant Merger Agreement and until the earlier of the Closing or the termination of the Theraplant Merger Agreement, without the prior written consent of Greenrose, to take certain actions as more fully described in the Theraplant Merger Agreement.

Conditions to Consummation of the Theraplant Merger

Under the Theraplant Merger Agreement, the obligations of the parties (or, in some cases, some of the parties) to consummate the Theraplant Merger are subject to the satisfaction or waiver of certain customary closing conditions of the respective parties, including, without limitation: (i) the approval and adoption of the Theraplant Merger Agreement and transactions contemplated thereby and certain other matters by the requisite vote of the Greenrose Stockholders; (ii) the approval and adoption of the Theraplant Merger Agreement and transactions contemplated thereby by

GREENROSE ACQUISITION CORP.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2020

NOTE 11 — SUBSEQUENT EVENTS (cont.)

Theraplant’s members owning no less than 70% of Theraplant’s units entitled to vote; (iii) the absence of a Material Adverse Effect since the date of the Theraplant Merger Agreement; and (iv) material compliance by the parties with their respective pre-Closing and Closing obligations and the accuracy of each party’s representations and warranties in the Theraplant Merger Agreement, in each case subject to the certain materiality standards contained in the Theraplant Merger Agreement.

Termination

The Theraplant Merger Agreement may be terminated under the following customary and limited circumstances at any time prior to the Closing: (i) upon the mutual written consent of the Company and Theraplant; (ii) by the Company or Theraplant if any Law or Order is enacted, promulgated or issued or deemed applicable to the Theraplant Merger by any Governmental Authority that would make consummation of the Theraplant Merger illegal, other than Federal Cannabis Laws; (iii) by the Company or Theraplant if the Closing has not occurred by August 13, 2021; (iv) by the Company or Theraplant if, after giving effect to the completion of the Redemption and any financings undertaken by the Company in connection with the Closing, the Company shall have net tangible assets of less than $120,000,000; or (v) by the Company, on the one hand, or Theraplant, on the other hand, as a result of certain breaches by the counterparties to the Theraplant Merger Agreement that remain uncured after any applicable cure period; provided, in each case of (i)-(v), that such termination right is not available to any party if such party is in breach of its representations, warranties, covenants, agreements or other obligations under the Theraplant Merger Agreement.

The foregoing description of the Theraplant Merger Agreement is qualified in its entirety by reference to the full text of the form of the Theraplant Merger Agreement, a copy of which is included as Exhibit 2.2 to the Current Report on Form 8-K filed with the SEC on March 18, 2021, and incorporated herein by reference.

True Harvest Holdings Asset Purchase Agreement

On March 12, 2021, the Company, True Harvest Holdings, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company formed on March 10, 2021 (“Buyer”), and True Harvest, LLC, an Arizona limited liability company (the “Seller” or “True Harvest”), entered into an Asset Purchase Agreement (the “Asset Purchase Agreement,”), pursuant to which Buyer agreed to acquire substantially all of Seller’s assets in connection with its indoor cannabis cultivation facility (the “Business”). Capitalized but undefined terms used in this section shall have the meanings set forth in the Asset Purchase Agreement.

Purchase Consideration

Initial Consideration

The initial consideration to be paid by the Buyer to Seller for the Purchased Assets (the “Initial Payment Amount”), will consist of: (i) $21,750,000 in cash; (ii) an additional $25,000,000 evidenced by a secured promissory note bearing interest at 8% per annum, issued by Buyer to Seller which matures on the third anniversary of the Closing, and which is secured by the Purchased Assets pursuant to the terms of a Security Agreement; and (iii) the assumption by Buyer of $3,250,000 of Seller’s debt.

Earnout Payment

In addition to the Initial Payment Amount, Buyer may be required to pay additional consideration to Seller (the “Earnout Payment”) of up to a maximum of $35,000,000 in cash (the “Maximum Earnout Amount”) contingent on the Business attaining, within thirty-six (36) months after the Closing Date, a certain price per pound (the “36 Month Price Point”) of cannabis flower (“flower”) as compared to total flower production, irrespective of the final form in which such flower is sold. The Earnout Payment, if any, shall be evidenced by a promissory note (the “Earnout Note”). The Earnout Note, which shall bear interest at an annual rate of 8% per annum, is payable in twenty-four (24) monthly installments after issuance and will be secured by the Purchased Assets. The 36 Month Price Point will be

GREENROSE ACQUISITION CORP.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2020

NOTE 11 — SUBSEQUENT EVENTS (cont.)

equal to the average of the Weighted Average Annual Price Points for the three (3) years following the Closing Date. The “Weighted Average Annual Price Point” equals revenue of the Business for the three (3) year period following the Closing Date divided by total weight of flower product produced and sold by Buyer (as listed in Biotrack or equivalent tracking system) during the three (3) year period following the Closing Date, provided, that in the event any flower product is lost or otherwise destroyed, then such lost or destroyed products shall not be included in the calculation of Weighted Average Annual Price Point.

The percentage of the Maximum Earnout Amount payable by Buyer to Seller will be determined in accordance with the following table:

36 Month Price Point
Percentage of Earnout	Flower Production of <17,500 pounds/yr.	Flower Production of >17,500 pounds/yr.
0%	<$2,199	<$2,199
20%	$2,200 – $2,399	$2,200 – $2,199
50%	$2,400 – $2,699	$2,200 – $2,499
80%	$2,700 – $2,999	$2,500 – $2,799
100%	$3,000+	$2,800+

Closing

The Closing will occur as promptly as reasonably practicable, but in no event later than two (2) business days following the satisfaction or waiver of all of the closing conditions in the Asset Purchase Agreement.

Representations and Warranties

The Asset Purchase Agreement contains customary representations and warranties by each of Seller, the Company and Buyer. Many of the representations and warranties are qualified by materiality or Material Adverse Effect. Other than certain fundamental representations, the representations and warranties made by the Parties survive the Closing for a period of 18 months.

Covenants of the Parties

Each party agrees to use its commercially reasonable efforts to effect the Closing. The Asset Purchase Agreement also contains certain customary covenants by each of the Parties during the period between the signing of the Asset Purchase Agreement and prior to the Closing, as well as certain customary covenants, such as confidentiality and publicity that will continue after the termination of the Asset Purchase Agreement. Each party will also use its reasonable best efforts to obtain all consents, authorizations, orders and approvals from all governmental authorities that may be necessary for execution of the Asset Purchase Agreement.

The Seller agrees that, during the period between the signing of the Asset Purchase Agreement and until the Closing, it will use its best efforts to operate its business in good faith in the ordinary course, using reasonable efforts to maintain and preserve intact the current Business and operations and to preserve the rights, goodwill and relationships of its employees, customers, lenders, vendors, and others having relationships with the Business.

After the Closing, Seller agrees to cooperate with Buyer in Buyer’s efforts to continue and maintain those business relationships of Seller existing prior to the Closing and relating to the Business for a period of time.

GREENROSE ACQUISITION CORP.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2020

NOTE 11 — SUBSEQUENT EVENTS (cont.)

Conditions to Consummation of the Asset Purchase Agreement

Under the Asset Purchase Agreement, the obligations of the parties (or, in some cases, some of the parties) to consummate the Asset Purchase Merger are subject to the satisfaction or waiver of certain customary closing conditions of the respective parties, including, without limitation: (i) the approval and adoption of the Asset Purchase Agreement and transactions contemplated thereby and certain other matters by the requisite vote of the Greenrose Stockholders; (ii) the absence of a Material Adverse Effect (as defined in the Asset Purchase Agreement) since the date of the Asset Purchase Agreement; (iii) after giving effect to the completion of the Redemption and any financings undertaken by the Company in connection with the Closing, the Company shall have net tangible assets of no less than $70,000,000; and (iv) material compliance by the parties with their respective pre-Closing and Closing obligations and the accuracy of each party’s representations and warranties in the Asset Purchase Agreement, in each case subject to the certain materiality standards contained in the Asset Purchase Agreement.

Termination

The Asset Purchase Agreement may be terminated under the following customary and limited circumstances at any time prior to the Closing: (i) upon the mutual written consent of Greenrose and True Harvest; (ii) by the Company or True Harvest if there shall be any law or order enacted that makes consummation of the transactions contemplated by the Asset Purchase Agreement illegal or otherwise prohibited, other than Federal Cannabis Laws; (iii) by the Company or True Harvest if the Closing has not occurred by the Drop Dead Date; or (v) by Greenrose, on the one hand, or True Harvest, on the other hand, as a result of certain breaches by the counterparties to the Asset Purchase Agreement that remain uncured after any applicable cure period; provided, in each case of (i)-(iv), that such termination right is not available to any party if such party is in breach of its representations, warranties, covenants, agreements or other obligations under the Asset Purchase Agreement.

The foregoing description of the Asset Purchase Agreement is qualified in its entirety by reference to the full text of the form of the Asset Purchase Agreement, including the exhibits attached thereto, a copy of which is included as Exhibit 10.1 to the Current Report on Form 8-K filed with the SEC on March 18, 2021, and incorporated herein by reference.

Futureworks Merger Agreement

On March 12, 2021, the Company, Futureworks Holdings, Inc. a Delaware corporation and a wholly owned subsidiary of the Company formed on March 11, 2021 (“FW Merger Sub”), and Futureworks LLC, a Colorado limited liability company (“Futureworks”), entered into an Agreement and Plan of Merger (the “Futureworks Merger Agreement”), pursuant to which Futureworks will be merged with and into FW Merger Sub (the “Futureworks Merger”), with FW Merger Sub surviving the Merger as a wholly owned subsidiary of the Company (the “Surviving Corporation”). Capitalized but undefined terms used in this section shall have the meanings set forth in the Futureworks Merger Agreement.

Conversion of Securities

Subject to the terms and conditions set forth in the Futureworks Merger Agreement, at the effective time of the Futureworks Merger (the “Futureworks Effective Time”) each ownership interest in Futureworks issued and outstanding immediately prior to the Futureworks Effective Time will be canceled and extinguished and converted into the right to receive a pro rata portion of the Aggregate Consideration (without interest), as described below.

GREENROSE ACQUISITION CORP.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2020

NOTE 11 — SUBSEQUENT EVENTS (cont.)

Merger Consideration

Initial Consideration

The value of the aggregate merger consideration (the “Initial Consideration”) to be paid at closing to the holders of Futureworks ownership interests pursuant to the Futureworks Merger Agreement for all Company Interests will be: (i) $17,500,000 in cash, plus (ii) such number of shares of Greenrose Common Stock equal to $15,000,000 in value (the “Parent Common Stock”), calculated based upon the volume weighted average price per share of Parent Common Stock (rounded down to the nearest cent) on the OTCQX for the twenty (20) consecutive trading days ending on (and including) the last full trading day immediately prior to, (i) the Closing Date, (ii) March 31, 2022, or (iii) such date as Parent Common Stock Price is required to be paid or issued, as appliable (the “Parent Common Stock Price”), as reported by the Wall Street Journal for each such trading day, or, if not reported by the Wall Street Journal, any other authoritative source mutually agreed by Greenrose and the Company, provided that the Parent Common Stock Price for the shares of Parent Common Stock to be issued on the Closing Date shall be subject to a minimum price of $12.00 per share of Parent Common Stock and a maximum price of $15.00 per share of Parent Common Stock, subject to customary purchase price adjustments, and indemnity escrow, as described more fully in the Futureworks Merger Agreement.

Earnout Payment

In addition to the Initial Consideration, and subject to the Surviving Corporation meeting the Earnout Threshold then, subject to Futureworks’ members having delivered an executed Accredited Investor Certification to the Company the Company may be required to issue to Futureworks’ members up to such number of shares of Parent Common Stock equal to $10,000,000 in value, calculated based on the Parent Common Stock Price (the “Futureworks Additional Consideration”).

Closing

The Closing will occur as promptly as reasonably practicable, but in no event later than two (2) business days following the satisfaction or waiver of all of the closing conditions in the Futureworks Merger Agreement.

Representations and Warranties

The Futureworks Merger Agreement contains customary representations and warranties by each of Futureworks, the Company and FW Merger Sub. Many of the representations and warranties are qualified by materiality or Material Adverse Effect. The representations and warranties made by the Parties survive the Closing until the Expiration Date.

Covenants of the Parties

Each Party agreed to use its commercially reasonable efforts to effect the Closing. The Futureworks Merger Agreement also contains certain customary covenants by each of the Parties during the period between the signing of the Futureworks Merger Agreement and the earlier of the Closing or the termination of the Futureworks Merger Agreement in accordance with its terms, as well as certain customary covenants, such as confidentiality and publicity that will continue after the termination of the Futureworks Merger Agreement.

Futureworks agreed to (and to cause each Futureworks subsidiary to), use commercially reasonable efforts to, during the period between the signing of the Futureworks Merger Agreement and until the earlier of the Closing or the termination of the Futureworks Merger Agreement, carry on its business in the ordinary course consistent with past practice. Futureworks also agreed not to, during the period between the signing of the Futureworks Merger Agreement and until the earlier of the Closing or the termination of the Futureworks Merger Agreement, without the prior written consent of the Company, to take certain actions as further set forth in the Futureworks Merger Agreement.

GREENROSE ACQUISITION CORP.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2020

NOTE 11 — SUBSEQUENT EVENTS (cont.)

Conditions to Consummation of the Futureworks Merger

Under the Futureworks Merger Agreement, the obligations of the parties (or, in some cases, some of the parties) to consummate the Futureworks Merger are subject to the satisfaction or waiver of certain customary closing conditions of the respective parties, including, without limitation: (i) the approval and adoption of the Futureworks Merger Agreement and transactions contemplated thereby and certain other matters by the requisite vote of the Greenrose Stockholders; (ii) the absence of a Material Adverse Effect since the date of the Futureworks Merger Agreement; and (iii) material compliance by the parties with their respective pre-Closing and Closing obligations and the accuracy of each party’s representations and warranties in the Futureworks Merger Agreement, in each case subject to the certain materiality standards contained in the Futureworks Merger Agreement.

Termination

The Futureworks Merger Agreement may be terminated under the following customary and limited circumstances at any time prior to the Closing: (i) upon the mutual written consent of Greenrose and Futureworks; (ii) by Greenrose or Futureworks if any Applicable Law or Order is enacted, promulgated or issued or deemed applicable to the Futureworks Merger by any Governmental Authority that would make consummation of the Futureworks Merger illegal; provided, however, that the violation of any Federal Cannabis Laws shall not be deemed to make consummation of the Futureworks Merger illegal; (iii) by Greenrose or Futureworks if the Effective Time has not occurred within 12 months from the date of the Futureworks Merger Agreement; or (iv) by Greenrose, on the one hand, or Futureworks, on the other hand, as a result of certain breaches by the counterparties to the Futureworks Merger Agreement that remain uncured after any applicable cure period; provided, in each case of (i)-(iv), that such termination right is not available to any party if such party is in breach of its representations, warranties, covenants, agreements or other obligations under the Futureworks Merger Agreement.

Lock-Up Agreements

In connection with the Closing, each of Futureworks’ members will be required to enter into a Lock-Up Agreement (the “Futureworks Lock-Up Agreement”) pursuant to which they will agree, subject to certain exceptions, for a period of 6 months after the Closing Date, (i) not to lend, offer, pledge, hypothecate, encumber, donate, assign, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Parent Common Stock, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Parent Common Stock, or (iii) publicly disclose the intention to do any of the foregoing, with respect to any shares of Parent Common Stock received by such Futureworks’ member as part of the Initial Consideration or the Futureworks Additional Consideration.

The foregoing description of the Futureworks Lock-Up Agreement is qualified in its entirety by reference to the full text of the form of Lock-Up Agreement, a copy of which is included as Exhibit G to the Futureworks Merger Agreement, filed as Exhibit 2.3 to the Current Report on Form 8-K filed with the SEC on March 18, 2021,and incorporated herein by reference.

Registration Rights Agreement

In connection with the Closing, the Company will enter into a Registration Rights Agreement with each of Futureworks’ members (the “Futureworks Registration Rights Agreement”) pursuant to which Greenrose agrees that, after the expiration of the lock-up period set forth in the Futureworks Lock-Up Agreement, at the request of the Majority Holders (as defined in the Futureworks Registration Rights Agreement), the Company will file a registration statement with the SEC covering the resale of the Registrable Securities (as defined in the Futureworks Registration

GREENROSE ACQUISITION CORP.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2020

NOTE 11 — SUBSEQUENT EVENTS (cont.)

Rights Agreement) requested to be included in such registration statement (the “Futureworks Resale Registration Statement”), and the Company shall use its reasonable best efforts to have the Futureworks Resale Registration Statement declared effective as soon as reasonably practicable after the filing thereof. Additionally, the Holders (as defined in the Futureworks Registration Rights Agreement) will be entitled to piggyback registration rights.

The foregoing description of the Futureworks Registration Rights Agreement is qualified in its entirety by reference to the full text of the form of Registration Rights Agreement, a copy of which is included as Exhibit H to the Futureworks Merger Agreement, filed as Exhibit 2.3 to the Current Report on Form 8-K filed with the SEC on March 18, 2021, and incorporated herein by reference.

Delisting and Relisting

Unless a change in applicable law has occurred prior to the closing of each of the applicable agreements that would allow for shares of Greenrose Common Stock and other equity of the Company currently listed on Nasdaq to remain listed on Nasdaq, the Company will use its reasonable best efforts to delist all such equity from Nasdaq and have such equity listed or quoted for trading on another securities exchange or trading platform.

Report of Independent Registered Public Accounting Firm

To the Members
Theraplant, LLC

Results of Review of Interim Consolidated Financial Statements

We have reviewed the accompanying interim consolidated balance sheets of Theraplant, LLC (the “Company”), as of June 30, 2021, and the related interim consolidated statements of operations for the three and six-month periods ended June 30, 2021 and 2020, changes in members’ equity, and cash flows for the six-month periods ended June 30, 2021 and 2020, and the related notes (collectively referred to as the “interim consolidated financial statements”). Based on our review, we are not aware of any material modifications that should be made to the accompanying interim consolidated financial statements for them to be in conformity with accounting principles generally accepted in the United States of America.

Basis for Review Results

These interim financial statements are the responsibility of the Company’s management. We conducted our review in accordance with the standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”). A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with the standards of the PCAOB, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

/s/ Macias Gini & O’Connell LLP

New York, New York
August 10, 2021

THERAPLANT, LLC
Consolidated Balance Sheets
June 30, 2021 and December 31, 2020

	June 30, 2021	December 31, 2020
	(Unaudited)
ASSETS
Current Assets:
Cash and Cash Equivalents	$3,759,979	$2,263,061
Accounts Receivable, Net	1,461,022	1,420,896
Inventories	3,077,694	3,298,310
Prepaid Expenses and Other Current Assets	341,074	233,221
Total Current Assets	8,639,769	7,215,488

Property and Equipment, Net	10,946,886	8,073,028

TOTAL ASSETS	$19,586,655	$15,288,516

LIABILITIES AND MEMBERS’ EQUITY
LIABILITIES
Current Liabilities:
Accounts Payable and Accrued Liabilities	$1,956,422	$1,349,285
Current Portion of Notes Payable	176,516	68,674
Distributions Payable to Members	26,253	169,782
Total Current Liabilities	2,159,191	1,587,741

Deferred Tax Liabilities	58,000	57,500
Note Payables, Net of Current Portion	3,330,693	1,686,182

TOTAL LIABILITIES	5,547,884	3,331,423

Commitments and Contingencies

TOTAL MEMBERS’ EQUITY	14,038,771	11,957,093

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$19,586,655	$15,288,516

The Accompanying Notes Are an Integral Part of These Unaudited Consolidated Financial Statements.

THERAPLANT, LLC
Unaudited Consolidated Statements of Operations
Three and Six Months Ended June 30, 2021 and 2020

	For the Three Months Ended		For the Six Months Ended
	June 30, 2021	June 30, 2020	June 30, 2021	June 30, 2020
Revenues, net of discounts	$6,569,714	$7,225,809	$13,720,148	$13,978,395

Cost and expenses from operations:
Costs of goods sold (excluding depreciation)	1,940,973	1,935,588	4,419,348	4,412,088
Selling and Marketing	182,545	48,757	186,155	140,205
General, and Administrative	635,830	406,025	1,997,986	1,440,052
Depreciation	201,225	199,105	401,975	398,209
Total costs and expenses	2,960,573	2,589,475	7,005,464	6,390,554

Income from operations	3,609,141	4,636,334	6,714,684	7,587,841

Other Income (Expense):
Interest Expense, net	(48,367)	(26,139)	(83,156)	(52,262)
Total Other Income (Expense)	(48,367)	(26,139)	(83,156)	(52,262)

Income Before Provision for Income Taxes	3,560,774	4,610,195	6,631,528	7,535,579

Provision for Income Taxes	(299,350)	(350,875)	(549,850)	(603,375)

Net Income	$3,261,424	$4,259,320	$6,081,678	$6,932,204

Net Income per share – basic and diluted – attributable to:
Angel Founder Units	$15.77	$9.56	$29.41	$11.85
Series A Units	15.77	64.38	29.41	121.00
Series R Units	15.77	8.41	29.41	8.41

Weighted average shares – basic and diluted – attributable to: Angel Founder Units	110,000	110,000	110,000	110,000
Series A Units	42,761	42,761	42,761	42,761
Series R Units	54,000	54,000	54,000	54,000

The Accompanying Notes Are an Integral Part of These Unaudited Consolidated Financial Statements.

THERAPLANT, LLC
Unaudited Consolidated Statements of Changes in Members’ Equity
Six Months Ended June 30, 2021 and 2020

Total
Balance, December 31, 2020	$11,957,093
Distributions to Members	(4,000,000)
Net Income	6,081,678
Balance, June 30, 2021	$14,038,771

Balance, December 31, 2019	$12,762,403
Distributions to Members	(5,449,238)
Warrants Exercised for Cash	54,000
Net Income	6,932,204
Balance, June 30, 2020	$14,299,369

The Accompanying Notes Are an Integral Part of These Unaudited Consolidated Financial Statements.

THERAPLANT, LLC
Unaudited Consolidated Statements of Cash Flows
Six Months Ended June 30, 2021 and 2020

	June 30, 2021	June 30, 2020
CASH FLOW FROM OPERATING ACTIVITIES
Net income	$6,081,678	$6,932,204
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	401,975	398,209
Deferred tax liabilities	500	4,375
Changes in operating assets and liabilities:
Accounts receivable	(40,126)	(224,728)
Inventories	220,616	117,072
Prepaid expenses and other current assets	(107,853)	32,419
Accounts payable and accrued liabilities	607,137	657,825
NET CASH PROVIDED BY OPERATING ACTIVITIES	7,163,927	7,917,376

CASH FLOW FROM INVESTING ACTIVITIES
Purchases of property and equipment	(3,275,833)	(409,932)
NET CASH USED IN INVESTING ACTIVITIES	(3,275,833)	(409,932)

CASH FLOW FROM FINANCING ACTIVITIES
Proceeds from notes payable, net of loan fees	1,803,510	—
Distributions to members	(4,143,529)	(9,581,213)
Warrants exercised for cash	—	54,000
Principal repayments of notes payable	(51,157)	(30,859)
NET CASH USED IN FINANCING ACTIVITIES	(2,391,176)	(9,558,072)

NET INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS	1,496,918	(2,050,628)

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	2,263,061	7,185,250

CASH AND CASH EQUIVALENTS, END OF PERIOD	$3,759,979	$5,134,622

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Interest paid	$77,268	$51,216

Distributions To Members
Accrued distributions as of December 31, 2020 and 2019	$169,782	$4,704,197
Distribution to members, June 30, 2021 and 2020	4,000,000	5,449,238
Accrued distributions as of June 30, 2021 and 2020	(26,253)	(572,222)
Cash distributions to members	$4,143,529	$9,581,213

The Accompanying Notes Are an Integral Part of These Unaudited Consolidated Financial Statements.

THERAPLANT, LLC
Notes to Consolidated Financial Statements

1. NATURE OF OPERATIONS

Theraplant, LLC, (the “Company”) is a licensed producer of medical cannabis in Connecticut pursuant to the provisions of the State of Connecticut, Department of Consumer Protection rules & regulations. The Company received its license from the State of Connecticut Department of Consumer Protection on February 7, 2014.

The Company has one wholly-owned subsidiary, TPT Holdings, LLC. TPT Holdings, LLC, has not had any activity since inception other than its singular purpose of holding units (0.78% ownership) in Leafline Industries, LLC.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a)    Basis of Preparation

The accompanying unaudited consolidated financial statements have been presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for interim financial information and reflect the accounts and operations of the Company. The accompanying financial statements should be read in conjunction with the consolidated financial statements for the year ended December 31, 2020. Results for the six months ended June 30, 2021 are not necessarily an indication of the results that may be expected for the full year ending December 31, 2021.

In March 2020, the World Health Organization declared the coronavirus (COVID-19) a global pandemic. This contagious disease outbreak, which has continued to spread, and any related adverse public health developments, has adversely affected workforces, customers, economies, and financial markets globally, potentially leading to an economic downturn. It has also disrupted the normal operations of many businesses, including those of the Company. This outbreak could decrease spending, adversely affect demand for the Company’s product and harm the Company’s business and results of operations. It is not possible for the Company to predict the duration or magnitude of the adverse results of the outbreak and its effects on its business or results of operations at this time.

(b)    Basis of Consolidation

The accompanying consolidated financial statements include the accounts of Theraplant, LLC, and its wholly-owned subsidiary, TPT Holdings, LLC. TPT Holdings, LLC is fully consolidated and will continue to be consolidated until the date when such control ceases. The financial statements of TPT Holdings, LLC is prepared for the same reporting period as the Company. All intercompany balances and transactions are eliminated.

(c)     Cash and Cash Equivalents

Cash and Cash Equivalents include cash deposits in financial institutions and other deposits that are readily convertible to cash. However, these deposits in the financial institutions are not covered by FDIC Insurance.

(d)    Income Taxes

The Company’s Members have elected to have the Company treated as a partnership for federal income tax purposes. As such, all the Company’s items of income, loss, deduction, and credit are passed through to, and reported by the Company’s Members in computing their own taxable income.

The State of Connecticut imposes a 6.99% pass through income based tax on partnership earnings, resulting in the applicability of ASC 740.

THERAPLANT, LLC
Notes to Consolidated Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

The Company has computed its provision for income taxes under the discrete method which treats the year-to-date period as if it were the annual period and determines the income tax expense or benefit on that basis. The discrete method is applied when application of the estimated annual effective tax rate is impractical because it is not possible to reliably estimate the annual effective tax rate. We believe that, at this time, the use of this discrete method is more appropriate than the annual effective tax rate method as the estimated annual effective tax rate method is not reliable due to the high degree of uncertainty in estimating annual pre-tax income due to the early growth stage of the business.

As the Company operates in the cannabis industry, it is subject to the limits of IRC Section 280E under which the Company is only allowed to deduct expenses directly related to sales of product. This results in permanent differences between ordinary and necessary business expenses deemed non-allowable under IRC Section 280E.

State income tax expense for the three months ended June 30, 2021 and 2020 is $299,350 and $350,875, respectively. State income tax expenses for the six months ended June 30, 2021 and 2020 is $549,850 and $603,375, respectively. State tax payable/(prepaid) included in “Accounts Payable and Accrued Expenses” on the consolidated balance sheets as of June 30, 2021 and December 31, 2020 is ($4,604) and $209,046, respectively.

The deferred tax amounts relate to temporary differences between federal and state depreciation regulations. The deferred tax liabilities on the consolidated balance sheets as of June 30, 2021 and December 31, 2020, are $58,000 and $57,500, respectively.

(e)     Revenue Recognition

On January 1, 2020, the Company adopted Financial Accounting Standards Board (“FASB”) Audit Standards Update (“ASU”) 2014-09, “Revenue from Contracts with Customers” and all the related amendments, which are also codified into Accounting Standards Codification (“ASC”) 606, “Revenue from Contracts with Customers”.

Through application of this standard, the Company recognizes revenue to depict the transfer of promised goods or services to the customer in an amount that reflects the consideration to which the Company expects to be entitled in exchange for those goods or services.

In order to recognize revenue under ASC 606, the Company applies the following five (5) steps:

1.      Identify a customer along with a corresponding contract;

2.      Identify the performance obligation(s) in the contract to transfer goods or provide distinct services to a customer;

3.      Determine the transaction price the Company expects to be entitled to in exchange for transferring promised goods or services to a customer;

4.      Allocate the transaction price to the performance obligation(s) in the contract;

5.      Recognize revenue when or as the Company satisfies the performance obligation(s).

Revenues is generally recognized at a point in time when control over goods have been transferred to the customer and is recorded net of sales discounts. Payment is typically due upon transferring the goods to the customer or within a specified time period permitted under the Company’s policy.

The Company’s policy is not to offer returns and credits on products sold.

THERAPLANT, LLC
Notes to Consolidated Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

(f)     Net Income Per Unit

The Company follows the two-class method when computing net income per unit as the Company has issued units that meet the definition of participating securities. The two-class method determines net income per unit for each class of Angel Founder Units, Series A and Series R Units and Service units according to distributions declared or accumulated and participation rights in undistributed earnings. The two-class method requires income available to the Angel Founder Units, Series A Units and Series R Units for the period to be allocated between the Angel Founder Units, Series R Units, and Series A Units based upon their respective rights to share in undistributed earnings as if all income for the period had been distributed.

Basic net income per unit attributable to Angel Founder Units, Series A Units and Series R Units is computed by dividing net income attributable to those units by the respective weighted-average number of units outstanding for the period. Diluted net income per unit attributable to Angel Founder Units and Series R Units is computed by adjusting net income attributable to Angel Founder Units, Series A Units and Series R Units to reallocate undistributed earnings based on the potential impact of dilutive securities. Diluted net income per unit attributable to Angel Founder Units, Series A Units and Series R Units is computed by dividing the diluted net income attributable to the respective unit class by the weighted-average number of units outstanding for the period, including potentially dilutive units. For purposes of this calculation, the Company’s outstanding warrants are considered potentially dilutive Series R Units.

The Company’s Series A Units contractually entitle the holders of such securities to participate in distributions limited to their original investment plus 35%. Once the Series A Units have been repaid their investment plus a 35% return, they share based on their ownership percentage with the Angel Founder Units and Series R Units, respectively. The Company completed the repayment of the Series A Unit holders original investment plus 35% return during 2020.

(g)    Use of Estimates

The preparation of the Company’s consolidated financial statements in conformity with GAAP requires the Company to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Although these estimates are based on management’s best knowledge of current events and actions the Company may undertake in the future, actual results ultimately may differ from the estimates and those differences could be material.

(h)    Recently Issued but Not Yet Adopted Accounting Pronouncements

In March 2020, the FASB issued ASU 2020-04 (ASU), Reference Rate Reform (Topic 848) (“ASC 848”), this standard provides optional guidance for a limited period of time to ease the potential burden in accounting for the effects of reference rate reform on financial reporting. Reference rates are widely used in a broad range of financial instruments and other agreements. In response to concerns about structural risks of interbank offered rates, regulators in several jurisdictions around the world have undertaken efforts generally referred to as reference rate reform, to identify alternative reference rates that are more observable or transaction-based and less susceptible to manipulation. As a result of the reference rate reform initiative, certain widely used reference rates are expected to be discontinued. The ASU can be adopted no later than December 31, 2022 with early adoption permitted. The Company is evaluating the effect of adopting this new accounting guidance.

THERAPLANT, LLC
Notes to Consolidated Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

(i)     Reclassification

Certain prior year/period amounts have been reclassified for consistency with the current period presentation.

(j)     Segment Reporting

Operating segments are identified as components of an enterprise where separate discrete financial information is available for evaluation by the chief operating decision maker in making decisions on how to allocate resources and assess performance. The Company operates as a single segment which is its only reportable segment: the production and sale of cannabis products. The Company has determined that its Chief Operating Decision Maker (“CODM”) is its Chief Executive Officer, and the CODM makes decisions based on the Company as a whole.

3. INVENTORIES

At June 30, 2021 and December 31, 2020, the Company’s inventories consisted of the following:

	June 30, 2021	December 31, 2020
Raw materials, packaging supplies and consumables	$789,557	$666,516
Work In process	1,877,683	2,131,736
Finished goods	410,454	500,058
Total Inventories	$3,077,694	$3,298,310

4. PROPERTY AND EQUIPMENT

At June 30, 2021 and December 31, 2020, the Company’s property and equipment consisted of the following:

	June 30, 2021	December 31, 2020
Land	$488,193	$488,193
Land Improvements	356,628	356,628
Buildings and Improvements	9,525,396	6,612,492
Furniture and Fixtures	460,561	180,155
Computer Equipment and Software	81,492	74,448
Vehicles	131,466	100,473
Production and Processing Equipment	4,900,998	4,856,512
Total Property and Equipment, Gross	15,944,734	12,668,901
Less accumulated depreciation	(4,997,848)	(4,595,873)
Property and Equipment, Net	$10,946,886	$8,073,028

Depreciation expense for the three months ended June 30, 2021 and 2020 totaled $201,225 and $199,105, respectively. Depreciation expense for the six months ended June 30, 2021 and 2020 totaled $401,975 and $398,209, respectively.

THERAPLANT, LLC
Notes to Consolidated Financial Statements

5. NOTES PAYABLE

At June 30, 2021 and December 31, 2020, notes payable consisted of the following:

	June 30, 2021	December 31, 2020
Promissory note dated March 31, 2017, in the original amount of $2,000,000, which matures April 1, 2027. Principal and interest (computer at 5.5% per annum) payments of $13,849 are due monthly through March 2022. On April 1, 2022, the interest rate adjusts to equal 3% above the Federal Home Loan Bank of Boston “Classic Advance Rate” for 5 years, however, monthly payments of principal and interest may not be less than $13,849 through April 1, 2027, upon which date the unpaid principal amount is due	$1,744,702	$1,778,725
Construction loan dated February 22, 2021, provides for borrowing up to $4,360,000, which matures on February 1, 2032. The note shall bear interest through January 31, 2027, at a rate of 6.875% per annum, adjusting to 3% above the Federal Home Loan Bank of Boston “Classic Advance Rate” on February 1, 2027 for the duration of the loan, with a “floor interest rate” of 5.5%	1,395,241	—
Commercial term loan dated February 22, 2021, in the original amount of $550,000, which matures on March 1, 2026. The note shall bear interest for the entire term of the loan at a rate of 6.875% per annum. The commercial term note is secured by a General Security Agreement and other Loan Documents, and is subject to various financial and non-financial covenants	526,973	—
Total Notes Payable	$3,666,916	$1,778,725
Less deferred loan finance costs	(159,707)	(23,869)
Less current portion	(176,516)	(68,674)
Note Payables, Net of Current Portion	$3,330,693	$1,686,182

The aggregate annual principal maturities of debt as of June 30, 2021 and December 31, 2020 for the next five years and thereafter are as follows:

2022	$176,516	$68,674
2023	213,281	72,606
2024	227,392	76,763
2025	252,796	81,159
2026	213,453	85,805
Thereafter	2,583,478	1,393,718
	$3,666,916	$1,778,725

6. MEMBERS’ EQUITY

The Company’s operating agreement provides for the issuance of Angel Founders Units, Series A Units, Series R Units and Service Units.

The Angel Founders Units, Series A Units and Series R Units have voting rights, whereas the Service Units are non-voting.

The operating agreement allows for Managing Members to make periodic distributions to Members in connection with taxable income allocated to Members for income tax purposes multiplied by the top individual income tax rate at the time of the distribution (“Tax Distributions”). Other distributions, as approved by Managing Members, are based on each Members’ unit percentage interest. Distributions to Angel Founder Members were subordinated to a return

THERAPLANT, LLC
Notes to Consolidated Financial Statements

6. MEMBERS’ EQUITY (cont.)

of the Series A Members value of their capital interests at the time of the issuance of the Series R Units. The Series A Preferred Members had a preference on distributions (“Preferred Distributions”) totaling 90% of any distributions until they received their initial investment plus an additional 35%. Only Angel Founder Members were entitled to the 10% distribution until the Series A Members were paid off. Once the Series A Members have received their initial investment plus the 35%, all distributions going forward are paid pro-rata amongst all units.

The Company issued 110,000 Angel Founder Units, and 42,761 Series A Units during 2013. On September 17, 2018, the Company issued 54,000 Series R Warrants. On January 7, 2020, 29,000 Series R Warrants were exercised, and on March 12, 2020, the remaining 25,000 Series R Warrants were exercised, resulting in 54,000 Series R Units being issued in exchange for the warrants. As of June 30, 2021, and December 31, 2020, the Company has issued and outstanding 110,000 of Angel Founder Units, 54,000 of Series R Units, and 42,761 of Series A Units. Except for Tax Distributions and Preferred Distributions as discussed above, distributions are to be made to Members in proportion to their respective Percentage Interests as of the time of such distribution.

All Service units are intended to constitute profit interests for U.S. federal income tax purposes. As of June 30, 2021, and December 31, 2020, no Service Units have been issued.

7. STOCK-BASED COMPENSATION

On September 17, 2018, the Company issued 54,000 warrants to various members of management. The warrants vested immediately and had an exercise price of $1 per unit. The fair value of the warrants at the time of issuance was determined to be $1,921,860. As the warrants vested immediately, the Company recorded stock-based compensation of $1,921,860 on the date of issuance. During the six months ended June 30, 2020, the warrant holders exercised their options resulting in the Company issuing 54,000 Series R Units to the warrant holders (see Note 6).

The fair value of warrants granted with a fixed exercise price was determined using the Black-Scholes option-pricing model with the following assumptions at the time of grant:

	Number of Warrants	Weighted Average Exercise Price
Balance, December 31, 2019	54,000	$1
Granted	—	—
Exercised	(54,000)	$1
Balance, June 30, 2020	—	$—

Stock price volatility was estimated by using the average historical volatility of comparable companies from a representative peer group of publicly-traded cannabis companies. The expected life represents the period of time that the warrants granted are expected to be outstanding. The risk-free rate was based on United States Treasury zero coupon bond with a remaining term equal to the expected life of the options.

8. COMMITMENTS AND CONTINGENCIES

The Company’s operations are subject to a variety of local and state regulation. Failure to comply with one or more of those regulations could result in fines, restrictions on its operations, or losses of permits that could result in the Company ceasing operations. While management of the Company believes that the Company is in compliance with applicable local and state regulations, medical cannabis regulations continue to evolve and are subject to differing interpretations. As a result, the Company may be subject to regulatory fines, penalties, or restrictions in the future.

On March 14, 2021, the Company received a letter from counsel for four (4) members of the Company (i) requesting information regarding the 2018 issuance of warrants to certain members of management and a consultant of the Company, and (ii) alleging potential claims against the Company, including for breach of fiduciary duty, fraudulent misrepresentation and omissions, and potentially breach of the Company’s operating agreement. The Company, through its legal counsel has responded to two separate information requests and no claims have been

THERAPLANT, LLC
Notes to Consolidated Financial Statements

8. COMMITMENTS AND CONTINGENCIES (cont.)

filed. Because the Company has not concluded that the likelihood of an unfavorable outcome in either “probable” or “remote,” the Company expresses no opinion as to the likely outcome of such matter. Furthermore, the Company is unable to provide an estimate of the amount or range of potential loss if the outcome of pending or overtly threatened litigation, claims or assessments should be unfavorable.

From time to time, the Company may be involved in litigation relating to claims arising out of operations in the normal course of business. At June 30, 2021 and December 31, 2020, there were no pending or threatened lawsuits that could reasonably be expected to have a material effect on the results of the Company’s consolidated operations. There are also no proceedings in which any of the Company’s Managing Members or affiliates is an adverse party or has a material interest adverse to the Company’s interest.

On March 12, 2021, the Company entered into a definitive agreement with Greenrose Acquisition Corp, (“Greenrose” or “Acquirer”), a special purpose acquisition company, to sell 100% of its equity to Greenrose for approximately one hundred million dollars and assumption of its debt, subject to regulatory and stockholder/equity holder’s approval as well as other customary closing conditions.

On August 10, 2021, the Company agreed to an amendment of the original agreement with the Acquirer. The amendment provides for $50,000,000 of additional consideration, in the form of common stock of the Acquirer, valued at $10 per share. This additional consideration is in addition to the $100,000,000 of cash consideration provided for in the original agreement. The Company also agreed to extend the date on which either party can terminate the definitive agreement from August 13, 2021 to November 30, 2021.

9. NET INCOME PER SHARE

Basic and diluted net loss per share attributable to members was calculated as follows:

	Three Months Ended March 31,
	2021			2020
	Angel Founder Units	Series A Units	Series R Units	Angel Founder Units	Series A Units	Series R Units
Net income allocation	$1,735,128	$674,506	$851,790	$1,051,968	$2,753,116	$454,236
Weighted averaged units – basic	110,000	42,761	54,000	110,000	42,761	54,000
Weighted averaged units – diluted	110,000	42,761	54,000	110,000	42,761	54,000
Earnings per unit – basic	$15.77	$15.77	$15.77	$9.56	$64.38	$8.41
Earnings per unit – diluted	15.77	15.77	15.77	9.56	64.38	8.41
	Six Months Ended June 30,
	2021			2020
	Angel Founder Units	Series A Units	Series R Units	Angel Founder Units	Series A Units	Series R Units
Net income allocation	$3,235,546	$1,257,773	$1,588,359	$1,303,998	$5,173,970	$454,236
Weighted averaged units – basic	110,000	42,761	54,000	110,000	42,761	54,000
Weighted averaged units – diluted	110,000	42,761	54,000	110,000	42,761	54,000
Earnings per unit – basic	$29.41	$29.41	$29.41	$11.85	$121.00	$8.41
Earnings per unit – diluted	29.41	29.41	29.41	11.85	121.00	8.41

10. SUBSEQUENT EVENTS

For the six months ended June 30, 2021, the Company has evaluated subsequent events for potential recognition and disclosures through the date the financial statements were available to be issued and no material subsequent events were identified.

Report of Independent Registered Public Accounting Firm

To the Members

Theraplant, LLC

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated balance sheets of Theraplant, LLC (the “Company”) as of December 31, 2020 and 2019, the related consolidated statements of operations, changes in members’ equity, and cash flows for the years then ended, and the related notes (collectively referred to as the “consolidated financial statements”).

In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2020 and 2019, and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provides a reasonable basis for our opinion.

We have served as the Company’s auditor since 2020.

/s/Macias Gini & O’Connell LLP

Los Angeles, California

March 18, 2021, except for earnings per share information included in the consolidated statements of operations and Notes 2P and 9, which is as of May 18, 2021.

THERAPLANT, LLC

Consolidated Balance Sheets
December 31, 2020 and 2019

	2020	2019
ASSETS
Current Assets:
Cash and Cash Equivalents	$2,263,061	$7,185,250
Accounts Receivable, Net	1,420,896	1,113,997
Inventories	3,298,310	3,998,456
Prepaid Expenses and Other Current Assets	233,221	141,337
Total Current Assets	7,215,488	12,439,040

Property and Equipment, Net	8,073,028	7,937,128
Deferred Loan Expenses, Net	23,869	25,989

TOTAL ASSETS	$15,312,385	$20,402,157

LIABILITIES AND MEMBERS’ EQUITY

LIABILITIES
Current Liabilities:
Accounts Payable and Accrued Liabilities	$1,349,285	$1,038,090
Current Portion of Note Payable	68,674	64,742
Distributions Payable to Members	169,782	4,704,197
Total Current Liabilities	1,587,741	5,807,029

Deferred Tax Liability	57,500	54,000
Note Payable, Net of Current Portion	1,710,051	1,778,725
TOTAL LIABILITIES	3,355,292	7,639,754

COMMITMENTS AND CONTINGENCIES

TOTAL MEMBERS’ EQUITY	11,957,093	12,762,403

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$15,312,385	$20,402,157

The Accompanying Notes Are an Integral Part of These Consolidated Financial Statements.

THERAPLANT, LLC

Consolidated Statements of Operations

Years Ended December 31, 2020 and 2019

	2020	2019
Revenues, net of discounts	$28,375,477	$17,773,900

Costs and Expenses from Operations:
Cost of Goods Sold (excludes depreciation and amortization)	8,874,978	5,166,916
Selling and Marketing	333,114	330,627
General, and Administrative	2,504,877	2,504,874
Depreciation and Amortization	798,538	976,702
Total Costs and Expenses from Operations	12,511,507	8,979,119

Income From Operations	15,863,970	8,794,781

Other Income (Expense):
Other Income (Expense), net	18	2,057
Gai on Sale of Property and Equipment	6,000	—
Interest Expense, net	(101,560)	(112,017)
Total Other Income (Expense)	(95,542)	(109,960)

Income Before Provision for Income Taxes	15,768,428	8,684,821

Provision for Income Taxes	(1,178,500)	(747,527)

Net Income	$14,589,928	$7,937,294

Net Income per share – basic and diluted – attributable to:
Angel Founder Units	$48.65	$43.96
Series A Units	$158.35	$72.53
Series R Units	$45.69	$—

Weighted average shares – basic and diluted – attributable to:
Angel Founder Units	110,000	110,000
Series A Units	42,761	42,761
Series R Units	54,000	54,000

The Accompanying Notes Are an Integral Part of These Consolidated Financial Statements.

THERAPLANT, LLC

Consolidated Statements of Changes in Members’ Equity

Years Ended December 31, 2020 and 2019

Total
Balance, January 1, 2019	$9,529,306
Distributions to Members	(4,704,197)
Net Income	7,937,294

Balance, December 31, 2019	$12,762,403
Distributions to Members	(15,449,238)
Warrants Exercised for Cash	54,000
Net Income	14,589,928
Balance, December 31, 2020	$11,957,093

The Accompanying Notes Are an Integral Part of These Consolidated Financial Statements.

THERAPLANT, LLC

Consolidated Statements of Cash Flows

Years Ended December 31, 2020 and 2019

	2020	2019
CASH FLOW FROM OPERATING ACTIVITIES
Net income	$14,589,928	$7,937,294
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	798,538	976,702
Deferred tax liabilities	3,500	54,000
Gain on sale of property and equipment	(6,000)	—
Changes in operating assets and liabilities:
Accounts receivable	(306,899)	(985,623)
Inventories	700,146	(2,116,443)
Prepaid expenses and other current assets	(91,884)	(118,773)
Accounts payable and accrued liabilities	311,195	434,596
NET CASH PROVIDED BY OPERATING ACTIVITIES	15,998,524	6,181,753

CASH FLOW FROM INVESTING ACTIVITIES
Purchases of property and equipment	(932,318)	(693,519)
Proceeds from sale of property and equipment	6,000	—
NET CASH USED IN INVESTING ACTIVITIES	(926,318)	(693,519)

CASH FLOW FROM FINANCING ACTIVITIES
Warrants exercised for cash	54,000	—
Distributions to members	(19,983,653)	(1,978,947)
Escrow Refund – State of Connecticut	—	500,000
Principal repayments of notes payable	(64,742)	(61,515)
NET CASH USED IN FINANCING ACTIVITIES	(19,994,395)	(1,540,462)
NET INCREASE/(DECREASE) IN CASH AND CASH
EQUIVALENTS	(4,922,189)	3,947,772

CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	7,185,250	3,237,478

CASH AND CASH EQUIVALENTS, END OF YEAR	$2,263,061	$7,185,250

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Interest paid	$101,560	$112,017

NON-CASH TRANSACTIONS
Distributions to members	4,534,415	(2,725,250)

The Accompanying Notes Are an Integral Part of These Consolidated Financial Statements.

THERAPLANT, LLC

Notes to the Consolidated Financial Statements

Years Ended December 31, 2020 and 2019

1. NATURE OF OPERATIONS

Theraplant, LLC, (the “Company”) is a Connecticut State licensed marijuana producer, dedicated to providing patients options to improve their wellbeing. The Company hand selects premium cannabis genetics grown in a controlled, clean environment, under the watch of an award-winning cultivation team, and tested by a third-party laboratory for pesticides and microbiologics.

The Company is a licensed producer of medical cannabis in Connecticut pursuant to the provisions of the State of Connecticut regulations on such. The Company received its license from the State of Connecticut Department of Consumer Protection on February 7, 2014.

The Company has one wholly-owned subsidiary, TPT Holdings, LLC. TPT Holdings, LLC, has not had any activity since inception other than its singular purpose of holding securities — Leafline Industries, LLC.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a)    Basis of Preparation

The accompanying consolidated financial statements have been presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”), and reflect the accounts and operations of the Company.

In March 2020, the World Health Organization declared coronavirus COVID-19 a global pandemic. This contagious disease outbreak, which has continued to spread, and any related adverse public health developments, has adversely affected workforces, customers, economies, and financial markets globally, potentially leading to an economic downturn. It has also disrupted the normal operations of many businesses, including those of the Company. This outbreak could decrease spending, adversely affect demand for the Company’s product and harm the Company’s business and results of operations. It is not possible for the Company to predict the duration or magnitude of the adverse results of the outbreak and its effects on its business or results of operations at this time.

(b)    Basis of Consolidation

The accompanying consolidated financial statements include the accounts of Theraplant, LLC, and its wholly-owned subsidiary, TPT Holdings, LLC.

(c)     Cash and Cash Equivalents

Cash and Cash Equivalents include cash deposits in financial institutions and other deposits that are readily convertible to cash. The Company maintains its cash in bank deposit accounts, which, at times, may exceed federally insured limits. At December 31, 2020 and 2019, the Company had balances in excess of insured limits totaling approximately $7,370,705 and $6,422,452, respectively. The Company has not experienced any losses in such accounts.

(d)    Accounts Receivable and Allowances

Trade accounts receivable are recorded at the invoiced amount and do not bear interest. Allowances for doubtful accounts reflect the Company’s estimate of amounts in its existing accounts receivable that may not be collected due to customer claims or customer inability or unwillingness to pay. The allowance is determined based on a combination of factors, including the Company’s risk assessment regarding the credit worthiness of its customers, historical collection experience and length of time the receivables are past due. Though infrequent, if ever, account balances are charged off against the allowance when the Company believes it is probable the receivable will not be recovered. No allowance for doubtful accounts was required as of December 31, 2020 and 2019.

THERAPLANT, LLC

Notes to the Consolidated Financial Statements

Years Ended December 31, 2020 and 2019

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

(e)     Inventories

Inventories purchased from third parties, which include work in process, finished goods, and packaging and supplies, are valued at the lower of cost and net realizable value. Costs incurred during the growing and production process are capitalized as incurred to the extent that cost is less than net realizable value. Cost is determined using the weighted average costing method. Net realizable value is the estimated selling price in the ordinary course of business, less the estimated costs to sell. The Company reviews inventories for obsolete, redundant, and slow-moving goods and any such inventories identified are written down to net realizable value. As of December 31, 2020 and 2019, no reserve for inventories was required.

On February 8, 2020, one of the Company’s grow rooms had a fire, destroying the plants housed within that room. The inventory was immediately adjusted down to account for the loss of plants. The insurance company paid for the repairs to the room, and a claim is still pending for lost revenues of $1,000,000, the policy limit.

(f)     Property and Equipment

Property and equipment is stated at cost, net of accumulated depreciation and impairment losses, if any. Expenditures that materially increase the life of the assets are capitalized. Ordinary repairs and maintenance are expensed as incurred. Depreciation is calculated on a straight-line basis over the estimated useful life of the asset using the following terms and methods:

Land Improvements	15 Years
Buildings and Improvements	39 Years
Furniture and Fixtures	7 Years
Computer Equipment and Software	3 Years
Vehicles	5 Years
Production and Processing Equipment	7 Years

(g)    Income Taxes

The Company’s Members have elected to have the Company treated as a partnership for income tax purposes. As such, all the Company’s items of income, loss, deduction, and credit are passed through to, and taken into account by, the Company’s Members in computing their own taxable income.

As the Company operates in the cannabis industry, it is subject to the limits of IRC Section 280E under which the Company is only allowed to deduct expenses directly related to sales of product. This results in permanent differences between ordinary and necessary business expenses deemed non-allowable under IRC Section 280E.

The State of Connecticut imposes a corporate flow through tax on partnership earnings, resulting in an accrued tax liability on the consolidated balance sheets as of December 31, 2020 and 2019 in the amounts of $209,046 and $92,807, respectively.

The deferred tax amounts arise from timing differences between federal and state depreciation regulations. The deferred tax liabilities on the consolidated balance sheets as of December 31, 2020 and 2019 are $57,500 and $54,000, respectively.

THERAPLANT, LLC

Notes to the Consolidated Financial Statements

Years Ended December 31, 2020 and 2019

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

(h)    Revenue Recognition

For the years ended December 31, 2020 and 2019, the Company has adopted Financial Accounting Standards Board (“FASB”) Audit Standards Update (“ASU”) 2014-09, “Revenue from Contracts with Customers” and all the related amendments, which are also codified into Accounting Standards Codification (“ASC”) 606, “Revenue from Contracts with Customers”.

Through application of this standard, the Company recognizes revenue to depict the transfer of promised goods or services to the customer in an amount that reflects the consideration to which the Company expects to be entitled in exchange for those goods or services.

In order to recognize revenue under ASC 606, the Company applies the following five (5) steps:

•        Identify a customer along with a corresponding contract;

•        Identify the performance obligation(s) in the contract to transfer goods or provide distinct services to a customer;

•        Determine the transaction price the Company expects to be entitled to in exchange for transferring promised goods or services to a customer;

•        Allocate the transaction price to the performance obligation(s) in the contract;

•        Recognize revenue when or as the Company satisfies the performance obligation(s).

Revenues is generally recognized at a point in time when control over goods have been transferred to the customer and is recorded net of sales discounts. Payment is typically due upon transferring the goods to the customer or within a specified time period permitted under the Company’s policy. Sales discounts were not material during the years ended December 31, 2020 and 2019.

(i)     Fair Value of Financial Instruments

The carrying amounts of financial instruments, including accounts receivable, accounts payable, accrued liabilities, and short-term borrowings, approximate fair value due to the short maturity of these instruments. The carrying amounts of long-term debt approximate fair value because the interest rates fluctuate with market interest rates or the fix rate are based on current rates received by the Company for instruments with similar terms and maturities.

It is the Company’s policy, in general, to measure nonfinancial assets and liabilities at fair value on a nonrecurring basis. These items are not measured at fair value on an ongoing basis but are subject to fair value adjustments in certain circumstances (such as evidence of impairment) which, if material, are disclosed in the accompanying notes to these consolidated financial statements.

Financial instruments recorded at fair value are classified using a fair value hierarchy that reflects the significance of the inputs to fair value measurements. The three levels of hierarchy are:

Level 1:	Unadjusted quoted prices in active markets for identical assets or liabilities;
Level 2:	Inputs other than quoted prices that are observable for the asset or liability, either directly or indirectly; and
Level 3:	Inputs for the asset or liability that are not based on observable market data.

There have been no transfers between fair value levels during the years ended December 31, 2020 and 2019.

THERAPLANT, LLC

Notes to the Consolidated Financial Statements

Years Ended December 31, 2020 and 2019

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

(j)     Use of Estimates

The preparation of consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes and related disclosures. Although these estimates are based on management’s best knowledge of current events and actions the Company may undertake in the future, actual results ultimately may differ from the estimates.

The Company is subject to a number of risks similar to those of other companies of similar size and having a focus on serving the cannabis industry, including limited number of suppliers, acquisitions and integration, and government regulations.

(k)    Impairment of Long-Lived Assets

The Company accounts for its long-lived assets such as property and equipment in accordance with FASB ASC Topic No. 360, “Accounting for the Impairment or Disposal of Long-lived Assets” (“ASC 360”).

Management reviews long-lived assets for impairment whenever changes in events or circumstances indicate the assets may be impaired, but no less frequently than annually. Pursuant to ASC 360, an impairment loss is to be recorded when the net book value of an asset exceeds the undiscounted cash flows expected to be generated from the use of the asset. If an asset is determined to be impaired, the asset is written down to its realizable value, and the loss is recognized in the consolidated statement of operations in the period when the determination is made. No impairment charges for long-lived assets have been recorded for the years ended December 31, 2020 and 2019.

(l)     Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash and cash equivalents and accounts receivable. The Company places its cash investments with financial institutions and limits the amount of credit exposure to any one financial institution. Concentrations of credit risk with respect to trade receivables are limited due to the historical collectability and large number of customers. The Company does not believe it is subject to any significant risk of loss related to concentrations of credit risk.

(m)   Recent Accounting Pronouncements

In February 2016, the FASB issued ASU 2016-02, Leases (Topic 842) (“ASC 842”), which will replace ASC 840, “Leases”. This standard introduces a single lessee accounting model and requires a lessee to recognize assets and liabilities for all leases with a term of more than twelve months unless the underlying asset is of low value. A lessee is required to recognize a right-of-use asset representing its right to use the underlying asset and a lease liability representing its obligation to make lease payments. For private companies, the standard will be effective for annual periods beginning on or after December 15, 2020, with earlier application permitted. The standard requires a modified retrospective approach for leases that exist or are entered into after the beginning of the earliest comparative period in the financial statements. At December 31, 2020 and 2019, the Company does not have any leases that qualify under ASU 2016-02.

In August 2018, the FASB issued ASU 2018-13, Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (Topic 820). ASU 2018-13 adds, modifies, and removes certain fair value measurement disclosure requirements. For private companies, ASU 2018-13 is effective for annual beginning after December 15, 2019. The Company is currently evaluating the effect of adopting this ASU on the Company’s consolidated financial statements.

THERAPLANT, LLC

Notes to the Consolidated Financial Statements

Years Ended December 31, 2020 and 2019

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

In June 2016, the FASB issued ASC 2016-13, Financial Instruments — Credit Losses (Topic 326), Measurement of Credit Losses on Financial Instruments. ASU 2016-13 requires entities to measure all expected credit losses for most financial assets held at the reporting date based on an expected loss model which includes historical experience, current conditions, and reasonable and supportable forecasts. Companies will now use forward-looking information to better form their credit loss estimates. ASU 2016-13 also requires enhanced disclosures to help financial statement users better understand significant estimates and judgements used in estimating credit losses, as well as the credit quality and underwriting standards of a company’s portfolio. For private companies, ASU 2016-13 is effective for annual periods beginning after December 15, 2022. The Company does not believe that the impact of the new standard on its consolidated financial statements will be material.

(n)    Advertising

Advertising amounts are expensed as incurred. For the years ended December 31, 2020 and 2019 the advertising amounts were $333,114 and $330,627, respectively.

(o)    Stock-Based Compensation

The Company accounts for its share-based awards in accordance with ASC Subtopic 718-10, “Compensation — Stock Compensation”, which requires fair value measurement on the grant date and recognition of compensation expense for all share-based payment awards made to employees and directors, including restricted share awards. The Company estimates the fair value using a closed option valuation (Black-Scholes) model. The fair value model requires the input of certain assumptions that require the Company’s judgment, including the expected term and the expected share price volatility of the underlying share. The assumptions used in calculating the fair value of share-based compensation represent management’s best estimates, but these estimates involve inherent uncertainties and the application of judgment. As a result, if factors change resulting in the use of different assumptions, share-based compensation expense could be materially different in the future. In addition, the Company is required to estimate the expected forfeiture rate and only recognize expense for those shares expected to vest. If the actual forfeiture rate is materially different from management’s estimates, the share-based compensation expense could be significantly different from what the Company has recorded in the current period.

(p)    Net Income Per Share

The Company follows the two-class method when computing net income per unit as the Company has issued units that meet the definition of participating securities. The two- class method determines net income per unit for each class of Angel Founder Units, Series A and Series R Units and participating units according to distributions declared or accumulated and participation rights in undistributed earnings. The two-class method requires income available to the Angel Founder Units, Series A Units and Series R Units for the period to be allocated between the Angel Founder Units, Series R Units, and Series A Units based upon their respective rights to share in undistributed earnings as if all income for the period had been distributed.

Basic net income per unit attributable to Angel Founder Units, Series A Units and Series R Units is computed by dividing net income attributable to those units by the respective weighted-average number of units outstanding for the period. Diluted net income per unit attributable to Angel Founder Units and Series R Units is computed by adjusting net income attributable to Angel Founder Units, Series A Units and Series R Units to reallocate undistributed earnings based on the potential impact of dilutive securities. Diluted net income per unit attributable to Angel Founder Units, Series A Units and Series R Units is computed by dividing the diluted net income attributable to the respective unit class by the weighted-average number of units outstanding for the period, including potentially dilutive units. For purposes of this calculation, the Company’s outstanding warrants are considered potentially dilutive Series R Units.

THERAPLANT, LLC

Notes to the Consolidated Financial Statements

Years Ended December 31, 2020 and 2019

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

The Company’s Series A Units contractually entitle the holders of such securities to participate in dividends limited to their original investment plus 35%. Once the Series A Units have been repaid their investment plus a 35% return, they share equally with the Angel Founder Units and Series R Units, respectively. The Company completed the repayment of the Series A Unit holders original investment plus 35% return in the first half of 2020.

(q)    Segment Reporting

Operating segments are identified as components of an enterprise where separate discrete financial information is available for evaluation by the chief operating decision maker in making decisions on how to allocate resources and assess performance. The Company operates as a single segment which is its only reportable segment: the production and sale of cannabis products. The Company has determined that its Chief Operating Decision Maker (“CODM”) is its Chief Executive Officer, and the CODM makes decisions based on the Company as a whole.

3. INVENTORIES

At December 31, 2020 and 2019, the Company’s inventories include the following:

	2020	2019
Raw Materials	$666,516	$579,221
Work In Process	2,131,736	2,616,069
Finished Goods	500,058	803,166

Total Inventories	$3,298,310	$3,998,456

4. PROPERTY AND EQUIPMENT

At December 31, 2020 and 2019, the Company’s property and equipment consisted of the following:

	2020	2019
Land	$488,193	$488,193
Land Improvements	356,628	356,628
Buildings and Improvements	6,612,492	6,101,519
Furniture and Fixtures	180,155	167,775
Computer Equipment and Software	74,448	74,448
Vehicles	100,473	100,473
Production and Processing Equipment	4,856,512	4,505,411
Total Property and Equipment, Gross	12,668,901	11,794,447
Less accumulated depreciation	(4,595,873)	(3,857,319)

Property and Equipment, Net	$8,073,028	$7,937,128

Depreciation and amortization expense for the years ended December 31, 2020 and 2019 totaled $798,538 and $976,702, respectively.

THERAPLANT, LLC

Notes to the Consolidated Financial Statements

Years Ended December 31, 2020 and 2019

5. NOTE PAYABLE

At December 31, 2020 and 2019, note payable consisted of the following:

	2020	2019
Promissory note dated March 31, 2017, in the original amount of $2,000,000, which matures April 1, 2027. Principal and interest (5.5% per annum) payments of $13,849 are due monthly through March 2022. On April 1, 2022, the interest rate adjusts to equal 3% above the Federal Home Loan Bank of Boston “Classic Advance Rate” for 5 years, however, monthly payments of principal and interest may not be less than $13,849 through April 1, 2027, upon which date the unpaid principal amount is due.*	$1,778,725	$1,843,467

Total Note Payable	1,778,725	1,843,467
Less: current portion	(68,674)	(64,742)

Note payable, net of current portion	$1,710,051	$1,778,725

Maturities of note payable are as follows:

Year Ending December 31:

2021	68,674
2022	72,606
2023	76,763
2024	81,159
2025	85,805
Thereafter	1,393,718
$1,778,725

____________

*        The promissory note is secured by the Mortgage attached to the real property located at 856 Echo Lake Road, Watertown, CT (the “Premises”), and is subject to various financial and non-financial covenants.

6. MEMBERS’ EQUITY

The Company’s operating agreement provides for the issuance of Series A Units, Angel Founder Units, Series R Units and Service Units.

The Series A Units, Angel Founder Units and Series R Units have voting rights, whereas the Service Units are non-voting.

The operating agreement allows for Managing Members to make periodic distributions to Members in connection with taxable income allocated to Members for income tax purposes multiplied by the assumed income tax rate of 44% (“Tax Distributions”). Other distributions, as approved by Managing Members, are based on each Members’ unit percentage interest. Distributions to Angel Founder Members were subordinated to a return of the Series A Members value of their capital interests at the time of the issuance of the Series R Units. The Series A Preferred Members had a preference on distributions (“Preferred Distributions”) totaling 90% of any distributions until they received their initial investment plus an additional 35%. Only Angel Founder Members were entitled to the 10% distribution until the Series A Members were paid off. Once the Series A Members have received their initial investment plus the 35%, all distributions going forward are paid pro-rata amongst all units.

The Company issued 110,000 Angel Founder Units, and 42,761 Series A Units during 2013. On September 17, 2018, the Company issued 54,000 Series R Warrants. On January 7, 2020, 29,000 Series R Warrants were exercised, and on March 12, 2020, the remaining 25,000 Series R Warrants were exercised, resulting in 54,000 Series R Units being issued in exchange for the warrants. As of December 31, 2020, the Company has issued 110,000 of Angel Founder Units, 54,000 of Series R Units, and 42,761 of Series A Units.

THERAPLANT, LLC

Notes to the Consolidated Financial Statements

Years Ended December 31, 2020 and 2019

6. MEMBERS’ EQUITY (cont.)

Except for Tax Distributions and Preferred Distributions as discussed above, distributions are to be made to Members in proportion to their respective Percentage Interests as of the time of such distribution.

All Service units are intended to constitute profit interests for U.S. federal income tax purposes. As of December 31, 2020 and 2019, no Service Units have been issued.

7. STOCK-BASED COMPENSATION

On September 17, 2018, the Company issued 54,000 warrants to various members of management. The warrants vested immediately and had an exercise price of $1 per unit. The fair value of the warrants at the time of issuance was determined to be $1,921,860. As the warrants vested immediately, the Company recorded stock-based compensation of $1,921,860 on the date of issuance. During the first quarter of 2020, the warrant holders exercised their options resulting in the Company issuing 54,000 Series R Units to the warrant holders.

The fair value of warrants granted with a fixed exercise price was determined using the Black-Scholes option-pricing model with the following assumptions at the time of grant:

	Number of Warrants	Weighted Average Exercise price
Balance, January 1, 2019	54,000	$1
Granted	—	—
Balance, December 31, 2019	54,000	$1
Granted	—	—
Exercised	(54,000)	$1
Balance, December 31, 2020	—	$—
September 17, 2018
Weighted-Average Risk-Free Annual Interest Rate	2.81%
Weighted-Average Expected Annual Dividend Yield	0.00%
Weighted-Average Expected Annual Stock Price Volatility	111.92%
Weighted-Average Expected Annual Life in Years	3
Weighted-Average Estimated Forfeiture Rate	0.00%

Stock price volatility was estimated by using the average historical volatility of comparable companies from a representative peer group of publicly-traded cannabis companies. The expected life represents the period of time that the warrants granted are expected to be outstanding. The risk-free rate was based on United States Treasury zero coupon bond with a remaining term equal to the expected life of the options.

8. COMMITMENTS AND CONTINGENCIES

(a)    Contingencies

The Company’s operations are subject to a variety of local and state regulation. Failure to comply with one or more of those regulations could result in fines, restrictions on its operations, or losses of permits that could result in the Company ceasing operations. While management of the Company believes that the Company is in compliance with applicable local and state regulation at December 31, 2020 and 2019, medical cannabis regulations continue to evolve and are subject to differing interpretations. As a result, the Company may be subject to regulatory fines, penalties, or restrictions in the future.

THERAPLANT, LLC

Notes to the Consolidated Financial Statements

Years Ended December 31, 2020 and 2019

8. COMMITMENTS AND CONTINGENCIES (cont.)

(b)    Claims and Litigation

From time to time, the Company may be involved in litigation relating to claims arising out of operations in the normal course of business. At December 31, 2020 and 2019, there were no pending or threatened lawsuits that could reasonably be expected to have a material effect on the results of the Company’s consolidated operations. There are also no proceedings in which any of the Company’s Managing Members or affiliates is an adverse party or has a material interest adverse to the Company’s interest.

9. NET INCOME PER SHARE

Basic and diluted net loss per share attributable to members was calculated as follows:

	Year ended December 31,
	2020			2019
	Angel Founder Units	Series A Units	Series R Units	Angel Founder Units	Series A Units	Series R Units
Net income allocation	$5,351,769	$6,770,995	$2,467,164	$4,835,814	$3,101,480	$—
Weighted averaged units – basic	110,000	42,761	54,000	110,000	42,761	54,000
Weighted averaged units – diluted	110,000	42,761	54,000	110,000	42,761	54,000
Earnings per unit – basic	$48.65	$158.35	$45.69	$43.96	$72.53	$—
Earnings per unit – diluted	$48.65	$158.35	$45.69	$43.96	$72.53	$—

10. SUBSEQUENT EVENTS

The Company entered into a construction loan in the amount of $4,036,000, and a commercial term loan in the amount of $550,000 on February 22, 2021.

The construction loan note matures February 1, 2032. The note shall bear interest through January 31, 2027, at a rate of 6.875% per annum, adjusting to 3% above the Federal Home Loan Bank of Boston “Classic Advance Rate” on February 1, 2027 for the duration of the loan, with a “floor interest rate” of 5.5%. The construction loan note is secured by the Mortgage attached to the real property located at 856 Echo Lake Road, Watertown, CT (the “Premises”), and is subject to various financial and non-financial covenants.

The commercial term note matures March 1, 2026. The note shall bear interest for the entire term of the loan at a rate of 6.875% per annum. The commercial term note is secured by a General Security Agreement and other Loan Documents, and is subject to various financial and non-financial covenants.

On March 12, 2021, the Company managing members entered into an agreement with Greenrose Acquisition Corp, (Greenrose), a special purpose acquisition company, to sell the entity to Greenrose for approximately one hundred million dollars subject to regulatory and stockholder/equity holder’s approval as well as other customary closing conditions.

THERAPLANT, LLC

Notes to the Consolidated Financial Statements

Years Ended December 31, 2020 and 2019

10. SUBSEQUENT EVENTS (cont.)

On March 14, 2021, the Company received a letter from counsel for four (4) members of the Company (i) requesting information regarding the 2018 issuance of warrants to certain members of management and a consultant of the Company, and (ii) alleging potential claims against the Company, including for breach of fiduciary duty, fraudulent misrepresentation and omissions, and potentially breach of the Company’s operating agreement. The Company is preparing a written response and no claims have been filed.

With respect to the foregoing matter, because the Company has not concluded that the likelihood of an unfavorable outcome is either “probable” or “remote”, the Company expresses no opinion as to the likely outcome of such matter. Furthermore, the Company is unable to provide an estimate of the amount or range of potential loss if the outcome of pending or overtly threatened litigation, claims or assessments should be unfavorable.

Subsequent events have been evaluated through May 18, 2021, which is the date these consolidated financial statements were available to be issued.

Independent Auditor’s Review Report

Management and Those Charged with Governance
True Harvest, LLC
Phoenix, Arizona

Results of Review of Interim Financial Information

We have reviewed the condensed financial statements of True Harvest, LLC, which comprise the condensed balance sheet as of June 30, 2021, and the related condensed statements of operations, changes in members’ deficit, and cash flows for the six-month periods ended June 30, 2021 and 2020, and the related notes (collectively referred to as the interim condensed financial information).

Based on our reviews, we are not aware of any material modifications that should be made to the accompanying condensed interim financial information for it to be in accordance with accounting principles generally accepted in the United States of America.

Basis for Review Results

We conducted our reviews in accordance with auditing standards generally accepted in the United States of America (GAAS) applicable to reviews of interim financial information. A review of condensed interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. A review of condensed interim financial information is substantially less in scope than an audit conducted in accordance with GAAS, the objective of which is an expression of an opinion regarding the financial information as a whole, and accordingly, we do not express such an opinion. We are required to be independent of True Harvest, LLC and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our review. We believe that the results of the review procedures provide a reasonable basis for our conclusion.

Responsibilities of Management for the Interim Financial Information

Management is responsible for the preparation and fair presentation of the condensed interim financial information in accordance with accounting principles generally accepted in the United States of America; and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of interim financial information that is free from material misstatement, whether due to fraud or error.

Report on Condensed Balance Sheet as of December 31, 2020

We have previously audited, in accordance with auditing standards generally accepted in the United States of America, the condensed balance sheet as of December 31, 2020 and the related statements of operations, changes in members’ equity, and cash flows for the year then ended (not presented herein); and we expressed an unmodified audit opinion on those audited financial statements in our report dated April 5, 2021. In our opinion, the accompanying condensed balance sheet of True Harvest, LLC as of December 31, 2020, is consistent, in all material respects, with the audited financial statements from which it has been derived.

/s/ Macias Gini & O’Connell LLP

San Diego, California
August 9, 2021

TRUE HARVEST, LLC
Condensed Balance Sheets (Unaudited)
as of June 30, 2021 and December 31, 2020

	June 30, 2021	December 31, 2020
		(see Note 2)
ASSETS
Current Assets:
Cash and Cash Equivalents	$276,826	$447,455
Restricted Cash	451,350	200,000
Accounts Receivable	405,174	267,577
Inventories	2,245,602	1,401,779
Other Current Assets	196,735	141,688
Total Current Assets	3,575,687	2,458,499
Property and Equipment, Net	5,875,293	3,335,849
Note Receivable from Customer	45,550	85,574
Deposits and Other Assets	133,347	133,347
TOTAL ASSETS	$9,629,877	$6,013,269

LIABILITIES AND MEMBERS' DEFICIT
LIABILITIES
Current Liabilities:
Accounts Payable	$689,983	$1,092,508
Accrued Liabilities	1,170,761	851,978
Distribution Payable	103,445	37,500
Current Portion of Notes Payable	4,426,277	3,298,842
Total Current Liabilities	6,390,466	5,280,828
Long-Term Liabilities
Notes Payable, Net of Current Portion	8,287,715	8,042,405
Deferred Rent	549,975	533,210
TOTAL LIABILITIES	15,228,156	13,856,443
MEMBERS’ DEFICIT	(5,598,279)	(7,843,174)
TOTAL LIABILITIES AND MEMBERS’ DEFICIT	$9,629,877	$6,013,269

The Accompanying Notes Are an Integral Part of These Condensed Financial Statements

TRUE HARVEST, LLC
Condensed Statements of Operations (Unaudited)
Six Months Ended June 30, 2021 and 2020

	Six Months Ended June 30,
	2021	2020
Revenues, Net	$7,853,965	$3,360,284
Costs and Expenses from Operation:
Cost of Revenues (Excludes Depreciation)	3,029,872	3,143,975
Selling, General and Administrative	1,292,864	435,028
Depreciation	362,088	228,963
Total Costs and Expenses from Operation	4,684,824	3,807,966
Income (Loss) From Operations	3,169,141	(447,682)
Interest Expense	885,377	802,133
Other Expense (Income), Net	(306,124)	14,989
Net Income (Loss)	$2,589,888	$(1,264,804)

The Accompanying Notes Are an Integral Part of These Condensed Financial Statements

TRUE HARVEST, LLC
Condensed Statements of Changes in Members’ Deficit (Unaudited)
Six Months Ended June 30, 2021 and 2020

Total
Balance, January 1, 2020	$(6,652,929)
Distribution to Members	(53,251)
Net Loss	(1,264,804)
Balance, June 30, 2020	$(7,970,984)

Balance, January 1, 2021	$(7,843,174)
Distribution to Members	(344,993)
Net Income	2,589,888
Balance, June 30, 2021	$(5,598,279)

The Accompanying Notes Are an Integral Part of These Condensed Financial Statements

TRUE HARVEST, LLC
Condensed Statements of Cash Flows (Unaudited)
Six Months Ended June 30, 2021 and 2020

	Six Months Ended June 30,
	2021	2020
CASH FLOW FROM OPERATING ACTIVITIES
Net income (loss)	$2,589,888	$(1,264,804)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation	362,088	228,963
Loss on disposal of property and equipment	34,504	35,192
Write down of inventory	32,523	33,326
Gain from settlement of certain payable	(349,159)	—
Amortization of debt issuance costs	25,000	—
Changes in operating assets and liabilities:
Accounts receivable	(137,597)	42,737
Note receivable from customer	40,024	56,877
Inventories	(876,346)	685,374
Other current assets	(55,047)	(168,316)
Accounts payable	(53,366)	(136,431)
Accrued liabilities	354,783	720,368
Deferred rent	16,765	34,524
NET CASH PROVIDED BY OPERATING ACTIVITIES	1,984,060	267,810
CASH FLOW FROM INVESTING ACTIVITIES
Purchase of property and equipment	(2,936,036)	(342,596)
NET CASH USED IN INVESTING ACTIVITIES	(2,936,036)	(342,596)

CASH FLOW FROM FINANCING ACTIVITIES
Distributions to members	(279,048)	(21,510)
Proceeds from issuance of notes payable	2,913,896	730,522
Principal repayment of notes payable	(1,502,151)	(282,007)
Payment of debt issuance costs	(100,000)	—
NET CASH PROVIDED BY FINANCING ACTIVITIES	1,032,697	427,005

NET INCREASE IN CASH AND CASH EQUIVALENTS AND RESTRICTED CASH	80,721	352,219
CASH AND CASH EQUIVALENTS AND RESTRICTED CASH, BEGINNING OF PERIOD	647,455	249,833
CASH AND CASH EQUIVALENTS AND RESTRICTED CASH, END OF PERIOD	$728,176	$602,052

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Interest paid	$498,123	$60,873
SUPPLEMENTAL DISCLOSURES OF NONCASH INVESTING AND FINANCING ACTIVITIES
Distribution declared but unpaid	$103,445	$37,500
Settlement of accounts payable by issuing a promissory note	$36,000	$—
Conversion of accrued interest to notes payable	$—	$2,014,202
Increase of property and equipment through capitalized interest	$36,676	$—

The Accompanying Notes Are an Integral Part of These Condensed Financial Statements

TRUE HARVEST, LLC
Notes to the Condensed Financial Statements (Unaudited)

1. NATURE OF OPERATIONS

True Harvest, LLC (the “Company”) is a limited liability company established in 2015 in the State of Arizona. The Company cultivates, manufactures, and sells medical marijuana in the State of Arizona, under a cultivation agreement with a third-party licensor, who has a medical marijuana dispensary registration certificate from Arizona Department of Health Services and is authorized to operate an off-site cultivation facility.

On March 12, 2021, the Company entered into a definitive agreement with Greenrose Acquisition Corp (the “Acquirer”), a special purpose acquisition company, to sell, assign and transfer substantially all of its assets, liabilities and employees relating to its business (the “Business”) to the Acquirer for a total price of (i) $50.0 million, which consists of an initial cash payment of $21.8 million, a three year secured promissory note of $25.0 million and assumption of certain debt of $3.2 million and (ii) earnout payment of up to $35.0 million based on the Business’ attaining, within 36 months after the closing date, a certain price point per pound of cannabis flower as compared to total flower production, irrespective of the final form in which such flower is sold. The closing of this agreement is subject to the satisfaction of certain closing conditions in the agreement.

On July 2, 2021, the Company entered into an amendment to the agreement with the Acquirer. In the amendment, certain earnout percentage based on the price of flower was adjusted. In addition, hurdle amount was added to the agreement, whereby the purchase price would be adjusted as follows: (i) up to a maximum of $4,700,000 added to the principal amount of the secured promissory note to be issued at closing and (ii) up to a maximum of $1,400,000 of additional debt to be assumed by the Acquirer at closing, in each case, subject to the Company achieving certain revenue targets, as well as the Company having constructed eight grow rooms in a condition ready to accept plants for grow prior to closing, in each case as set forth in the amendment.

2. SIGNIFICANT ACCOUNTING POLICIES

(a)    Basis of Presentation

The accompanying unaudited condensed interim financial statements of the Company should be read in conjunction with the audited financial statements and notes thereto for the year ended December 31, 2020 and 2019. The accompanying condensed financial statements have been prepared in accordance with U.S. generally accepted accounting principles (U.S. GAAP) for interim financial information. Accordingly, the accompanying condensed financial statements do not include all of the information and notes required by U.S. GAAP for complete financial statements. The accompanying condensed interim financial statements reflect all adjustments, consisting of normal recurring adjustments, that are, in the opinion of management, necessary to a fair statement of the results for the interim periods presented. Interim results are not necessarily indicative of results for a full year.

Note 2, “Significant Accounting Policies”, to the audited financial statements for the year ended December 31, 2020 and 2019 include a discussion of the significant accounting policies and estimates used in the preparation of the Company’s financial statements. There have been no material changes to the Company’s significant accounting policies and estimates during the six months ended June 30, 2021.

(b)    Significant Accounting Judgements, Estimates and Assumptions

The preparation of the financial statements requires management to make judgments, estimates and assumptions that affect the application of policies and reported amounts of assets and liabilities, and revenue and expenses. Actual results may differ from these estimates. The estimates and underlying assumptions are reviewed on an ongoing basis. Revisions to accounting estimates are recognized in the period in which the estimate is revised if the revision affects only that period or in the period of the revision and future periods if the revision affects both current and future periods.

TRUE HARVEST, LLC
Notes to the Condensed Financial Statements (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (cont.)

(c)     Fair Value of Financial Instruments

The Company applies fair value accounting for all financial assets and liabilities that are recognized or disclosed at fair value in the financial statements. Fair value is defined as the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. When determining the fair value measurements for assets and liabilities that are required to be recorded at fair value, the Company considers all related factors of the asset by market participants in which the Company would transact and the market-based risk measurements or assumptions that market participants would use in pricing the asset or liability, such as inherent risk, transfer restrictions, and credit risk.

The Company applies the following fair value hierarchy, which prioritizes the inputs used to measure fair value into three levels, and bases the categorization within the hierarchy upon the lowest level of input that is available and significant to the fair value measurement:

Level 1 —	Unadjusted quoted prices in active markets for identical assets or liabilities;
Level 2 —	Inputs other than quoted prices that are observable for the asset or liability, either directly or indirectly; and
Level 3 —	Inputs for the asset or liability that are not based on observable market data.

As of and for the six months ended June 30, 2021, the Company did not have financial assets or liabilities recognized at fair value on a recurring basis. The Company’s financial assets and liabilities include cash and cash equivalents, accounts receivable, note receivable, accounts payable, accrued liabilities and notes payable. As of June 30, 2021 and December 31, 2020, the book values of these financial assets and liabilities approximate fair values due to the short-term nature, market pricing, and/or the issue dates’ proximity to the balance sheet dates. There have been no transfers between fair value levels during the six months ended June 30, 2021.

(d)    Restricted Cash

Restricted cash as of December 31, 2020 represents the fund in an escrow account in connection with a litigation. The fund was used to make a settlement payment in April 2020. See note 9(b) — Commitment and Contingencies in the condensed interim financial statements for more detail about the litigation. Restricted cash as of June 30, 2021 represents the fund in an escrow account, established to pay for construction costs to a vendor.

(e)     Recent Accounting Pronouncements

In February 2016, the Financial Accounting Standards Board (“FASB”) issued new guidance on the recognition and measurement of leases, Accounting Standards Codification (“ASC”) Topic 842 Leases. Under this guidance, a lessee recognizes right-of-use assets and lease liabilities on the balance sheet for leases. Lease expenses continue to be recognized on the income statement in a manner similar to current accounting. Additionally, this guidance requires enhanced disclosures regarding the amount, timing, and uncertainty of cash flows arising from leasing arrangements. This new guidance will be effective for the Company for fiscal years beginning after December 15, 2021. The Company is currently evaluating the effect of adopting this guidance on the Company’s financial statements.

In January 2021, the FASB issued an amended guidance on ASC Topic 848 Reference Rate Reform. The amendments in this guidance clarify that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this guidance are effective immediately for all entities. The guidance did not have any effect on the Company’s financial statements.

TRUE HARVEST, LLC
Notes to the Condensed Financial Statements (Unaudited)

3. REVENUES, ACCOUNT RECEIVABLE, AND NOTE RECEIVABLE FROM CUSTOMER

For the six months ended June 30, 2021 and 2020, the Company’s revenues by key product consisted of the following:

	2021	2020
Flower	$6,271,985	$2,912,760
Trim	769,805	261,318
Others*	812,175	186,206
Total	$7,853,965	$3,360,284

____________

*        Others include kief, extracts and certain other products.

The Company sells its products to non-profit organization customers in the State of Arizona. Generally, customers pay cash upon delivery, or the payment is due 7~14 days from the delivery date. Accounts receivable arise from the sale of cannabis product on trade credit terms of 7~14 days. The Company recognizes revenue and accounts receivable upon delivery of the product. Therefore, accounts receivable represent the Company’s unconditional right to consideration. The Company does not have contract assets, which represent the Company’s right to consideration in exchange for goods or services, subject to the satisfaction of additional performance obligation. Customers do not pay prior to the delivery of the product. Therefore, the Company does not have any contract liability.

As of June 30, 2021 and December 31, 2020, the Company had accounts receivable of $405,174 and $267,577, respectively.

The Company has a note receivable from a third-party customer. In September 2019, the customer suspended the repayment of this promissory note, dated July 3, 2019. On January 30, 2020, the customer entered into a forbearance agreement with the Company and agreed to a revised repayment schedule for the full remaining balance and provided its then current and future equipment and certain other assets as collateral. As of June 30, 2021 and December 31, 2020, the Company had note receivable from customer of $45,550 and $85,574, respectively.

At each reporting date, the Company applies its judgment to evaluate the collectability of the accounts receivable and establishes an allowance for doubtful accounts based on existing contractual payment terms, actual payment patterns of its customers and individual customer’s circumstances. As of June 30, 2021 and December 31, 2020, the Company determined that an allowance for doubtful accounts was not required. Receivables are written off when it is determined not collectible. No accounts receivable were written off during the six months ended June 30, 2021 and 2020.

4. INVENTORIES

The Company’s inventories include the following at June 30, 2021 and December 31, 2020:

	2021	2020
Work-in-progress	$1,577,364	$1,194,156
Finished goods	668,238	207,623
Total	$2,245,602	$1,401,779

Inventory is written down for any obsolescence, spoilage and excess inventory or when the net realizable value of inventory is less than the carrying value. During the six months ended June 30, 2021 and 2020, the Company recorded charges for inventory and inventory-related write downs as a component of cost of revenues in the amount of $32,523 and $33,326, respectively.

TRUE HARVEST, LLC
Notes to the Condensed Financial Statements (Unaudited)

5. PROPERTY AND EQUIPMENT

At June 30, 2021 and December 31, 2020, property and equipment consisted of the following:

	2021	2020
Equipment	$1,998,556	$1,279,222
Leasehold improvement	4,056,738	3,593,406
Construction-in-progress	1,696,114	—
	7,751,408	4,872,628
Less: Accumulated depreciation	(1,876,115)	(1,536,779)
Property and equipment, net	$5,875,293	$3,335,849

The Company began the construction of additional grow rooms during the six months ended June 30, 2021. The construction was primarily financed from the issuance of certain line-of-credit promissory notes. Costs incurred for the construction, including interest expense of $36,676, were capitalized as construction-in- progress during the six months ended June 30, 2021. Construction-in-progress is not depreciated.

Depreciation expense for the six months ended June 30, 2021 and 2020 totaled $362,088 and $228,963, respectively, which is included in Depreciation in the condensed interim statements of operations. The Company disposed of certain property and equipment in the six months ended June 30, 2021 and 2020 in the course of normal business and recognized a loss of $34,504 and $35,192, respectively, which is reflected in Other Expense (Income), Net in the condensed interim statements of operations.

For the six months ended June 30, 2021 and 2020, there was no impairment charge related to the Company’s long-lived assets.

6. NOTES PAYABLE

As of June 30, 2021 and December 31, 2020, notes payable consisted of the following:

	2021	2020
Financing from related parties – Certificate debt:
Three promissory notes dated April 15, 2020, in the aggregate original amount of $3,307,980: monthly payment amount, including interest at 1.0% per month, is calculated based on a percentage of available cash, as defined in the note, and will be made until all principal and interest is paid in full. There is no specified maturity date.	$1,452,762	$2,819,214
Financing from related parties:
Three promissory notes dated April 15, 2020, in the aggregate original amount of $6,518,322: monthly payment amount, including interest at 1.25% per month, is calculated based on a percentage of available cash, as defined in the note, and will be made until all principal and interest is paid in full. There is no specified maturity date.	6,507,072	6,507,072
Line-of-credit promissory notes	4,215,859	1,301,963
Other promissory notes	18,000	36,000
Subtotal	10,740,931	7,845,035

TRUE HARVEST, LLC
Notes to the Condensed Financial Statements (Unaudited)

6. NOTES PAYABLE (cont.)

	2021	2020
Financing from third parties:
Promissory note dated May 1, 2020, in the original amount of $490,743, which matures on April 15, 2023: scheduled monthly payments, including interest at 1.0% per month	312,115	386,114
Promissory note dated May 16, 2018, in the original amount of $200,000, which matures on July 1, 2023: scheduled monthly payment of $3,333. This note is interest free in the absence of default. The Company suspended its payment on this note in connection with a litigation. See note 9 – Commitment and Contingencies.	167,509	167,509
Promissory note dated December 31, 2016, in the original amount of $175,000, which matured on June 1, 2019: scheduled monthly payment of $6,250. This note is interest free and 2.0% in the case of late payment. The noteholder agreed to an unspecified extended payment term based on the Company’s liquidity. The note is expected to be fully paid in 2021.	91,875	114,375
Other promissory notes	23,801	9,000
Subtotal	595,299	676,998
Total notes payable	12,788,992	11,341,247
Less: Current portion of notes payable	4,426,277	3,298,842
Less: Debt issuance cost and discount	75,000	—
Notes payable, net of current portion	$8,287,715	$8,042,405

On January 1, 2021, the Company issued additional three line-of-credit promissory notes to certain members of the Company, under which the Company could borrow up to total principal amount of $2,500,000 for the build-out of additional cultivation rooms for a period of up to seven months ending July 31, 2021 or at such time as the total amount of the loan has been disbursed. The promissory notes have interest rate of 1.25% per month. There is no repayment requirement until September 1, 2021. The Company should make monthly payments of principal and interest on a fully amortized basis based on a 24-month repayment period beginning September 1, 2021. The principal and interest may be prepaid at any time without penalty or premium.

In June 2021, the three line-of-credit promissory notes were amended to increase the borrowing limit from $2,500,000 to $4,940,000 in aggregate, which can be drawn anytime until October 31, 2021 or at such time as the total amount of the loan has been disbursed. In the six months ended June 30, 2021, the Company borrowed $2,813,896 in total under these line-of-credit promissory notes.

While any principal amount remains outstanding and unpaid under these notes, the Company shall not incur additional indebtedness except for (a) accounts payable arising from the Company’s ordinary course of business, unless the holders of such indebtedness expressly agree to subordinate their claims to the notes and (b) other indebtedness in excess of $25,000 unless the Company obtains the note holders’ prior written approval. The notes are collateralized with all of the Company’s right, title and interest in and to all accounts, chattel paper, documents, equipment, fixtures, general intangibles, instruments, inventory, investment property, and letter of credit rights, including then and future personal property of the Company, insurance proceeds and the proceeds from the sale of such personal property.

In addition, in the six months ended June 30, 2021, the Company borrowed additional $100,000 under the existing two line-of-credit promissory notes issued in 2020. The existing line-of-credit promissory notes were issued to certain members, under which the Company may draw borrowings up to certain amount for a specified period. The line of credit promissory notes accrue interest at 1.25% per month and are collateralized with all of the Company’s right, title and interest in and to all accounts, chattel paper, documents, equipment, fixtures, general intangibles, instruments, inventory, investment property, and letter of credit rights, including then and future personal property of

TRUE HARVEST, LLC
Notes to the Condensed Financial Statements (Unaudited)

6. NOTES PAYABLE (cont.)

the Company, insurance proceeds and the proceeds from the sale of such personal property. The Company may prepay these line-of-credit promissory notes at any time without premium or penalty. As of June 30, 2021, the Company cannot borrow more under these line-of-credit promissory notes as full principal amount was drawn under these notes.

On January 5, 2021, the Company issued a promissory note to one of its past service providers in the amount of $36,000, which included both principal and interest, to settle existing accounts payable. The note matures in ten months and may be prepaid at any time without penalty or premium. The note is included in Financing from third parties — Other promissory note in the table above and had outstanding principal amount of $14,800 as of June 30, 2021.

Debt Issue Costs, Discount or Premium

In connection with the additional borrowings in the six months ended June 30, 2021, the Company incurred financing cost of $100,000 payable to the note holder members. The debt issue costs were recognized as a reduction of notes payable and were amortized as interest expense over the contractual term of the related promissory notes.

7. MEMBERS’ EQUITY

In the six months ended June 30, 2021, the Company decided to make preference and regular distribution of $258,750 and $86,250, respectively, a portion of which was paid in the six months ended June 30, 2021. The remaining unpaid amount is presented in Distribution Payable as of June 30, 2021.

8. RELATED PARTY TRANSACTIONS

Historically, the Company issued promissory notes to members and immediate family members of the Company’s members. See note 6 — Notes Payable in the financial statements for detail terms and conditions of such related party transactions.

9. COMMITMENTS AND CONTINGENCIES

The Company is subject to lawsuits, investigations and other claims related to employment, commercial and other matters that arise out of operations in the normal course of business. Periodically, the Company reviews the status of each significant matter and assesses the potential financial exposure. If the potential loss from any claim or legal proceeding is considered probable, and the amount can be reliably estimated, such amount is recognized in other liabilities.

(a)    Contingencies

The Company’s operations are subject to a variety of local and state regulation. Failure to comply with one or more of those regulations could result in fines, restrictions on its operations, losses of a third- party licensor’s permits or termination of the cultivation agreement with a third-party licensor that could result in the Company ceasing operations in the State of Arizona. While management of the Company believes that the Company is in compliance with applicable local and state regulations at June 30, 2021, medical cannabis regulations continue to evolve and are subject to differing interpretations. As a result, the Company may be subject to regulatory fines, penalties, or restrictions in the future.

(b)    Claims and Litigation

From time to time, the Company may be involved in litigation relating to claims arising out of operations in the normal course of business. As of June 30, 2020, there are no proceedings in which any of the Company’s directors, officers or affiliates is an adverse party or has a material interest adverse to the

TRUE HARVEST, LLC
Notes to the Condensed Financial Statements (Unaudited)

9. COMMITMENTS AND CONTINGENCIES (cont.)

Company’s interest. In addition, as of June 30, 2020, there were no pending or threatened lawsuits that could reasonably be expected to have a material effect on the results of the Company’s operations, except for the following:

Copper State Herbal Center, Inc. vs. True Harvest, LLC

The Company maintained a business relationship with Copper State Herbal Center, Inc. (“Copper State”) under an amended consulting services agreement entered into on April 1, 2017. Copper State and the Company have competing claims for breach of the amended consulting services agreement. In addition, the Company sued Copper State for breach of fiduciary duties arising out of Copper State’s failure, as an entity licensed by Arizona Department of Health Services, to protect the medical cannabis products and flowering plants in the Facility leading directly to the Company’s loss of several million dollars in revenue. The Company believes its damages outstrip Copper State’s alleged damages by at least 5:1. Currently, the parties are going through a discovery phase, which is nearing an end. A trial date has not been set. Any gain or loss in connection with this litigation is currently not estimable. The Company did not recognize any receivable or liability in connection with the litigation as of June 30, 2021.

In 2019, in connection with the litigation, the Company suspended its payment on the promissory notes dated May 16, 2018 issued to Copper State. Certain member of the Company provided guarantee and all the membership interests of the guarantor member at the time of the issuance was provided as collateral. The promissory note bears no interest. However, upon default, the Company should pay penalty interest at 12% per year, compounded annually, and the lender may demand the repayment of the entire remaining notes payable. The Company recorded penalty interest expense, and the entire remaining principal balance was included in Current Portion of Notes Payable in the condensed balance sheets as of June 30, 2021 and December 31, 2020.

Non Profit Patient Center, Inc. vs. True Harvest, LLC

The Company maintained a business relationship with Non Profit Patient Center, Inc. (“NPPC”) since the Company entered into a cultivation service agreement with NPPC on November 5, 2018. In 2019, the Company sued NPPC for breach of contract, breach of the covenant of good faith and fair dealing, fraudulent inducement, negligent misrepresentation, and tortious interference with a business expectancy. These causes of action arose out of NPPC’s failure to abide by the cultivation services agreement with the Company.

On January 9, 2020, a trial court ordered settlement agreement and dismissed all matters. The Company deposited $200,000 in an escrow account for the settlement, included in Restricted Cash in the condensed balance sheets as of December 31, 2020. In addition, the Company had a payable of $200,000 for the settlement, included in Accounts Payable in the condensed balance sheets as of December 31, 2020.

On February 10, 2020, NPPC appealed the settlement order. The Court of Appeals dismissed the appeal, because the settlement order was not a final order from which an appeal lies. On February 5, 2021, the Company and its investors have filed a motion to dismiss this action in accordance with the settlement agreement. NPPC suggested that NPPC may appeal an order dismissing the case.

On or about April 16, 2021, the lawsuit was resolved by the entry of a consensual order dismissing the case, with prejudice. The dismissal fulfilled the final terms of the settlement that was reached between the litigants. Since the dismissal was with prejudice, all litigation between the Company and NPPC arising out of their prior contractual relationship should be concluded. Based on this, the Company made the payment of $200,000 and NPPC accepted the settlement payment in April 2021, which reduced the Company’s restricted cash and accounts payable.

TRUE HARVEST, LLC
Notes to the Condensed Financial Statements (Unaudited)

9. COMMITMENTS AND CONTINGENCIES (cont.)

Rocinante Construction, LLC and PinderNation Electric, LLC vs. True Harvest, LLC

In 2020, True Harvest sued Rocinante Construction, LLC (“Rocinante”) and PinderNation Electric, LLC (“PinderNation”) for construction defects in relation to the electrical and lighting works at certain sections of the Facility, which resulted in losing the use of approximately 25% of the planned lighting in the sections. Rocinante has asserted a counterclaim against the Company for construction fees related to certain phase of construction work. Currently, the parties are going through a discovery phase, but the parties are committed to participate in alternative dispute resolution in 2021. A trial date has not been set. Any gain or loss in connection with this litigation is currently not estimable. The Company did not recognize any receivable or liability in connection with the litigation as of June 30, 2021.

(c)     Non-Cancellable Lease

The Company leased the Facility from a third party since its inception in 2015. The Company entered into a new lease agreement for the Facility in 2017 with a lease term of 10 years. The Company has an option to extend the lease term for a period of 10 years. Lease payments are annually escalated over the lease term and the Company recognizes lease expense on a straight-line basis. The Company recognized operating lease expense of $775,964 and $712,953 for the six months ended June 30, 2021 and 2020, respectively, and recognized deferred rent of $549,975 and $533,210 as of June 30, 2021 and December 31, 2020, respectively.

Minimum lease payments of this non-cancellable operating lease as of June 30, 2021 were as follows:

Remaining 2021	$612,735
2022	1,255,986
2023	1,293,665
2024	1,332,475
2025	1,372,449
2026 and Thereafter	2,620,946
$8,488,256

(d)    Cultivation Agreement

In May 2019, the Company entered into a cultivation agreement with Total Health & Wellness, Inc. (the “Licensor”). The Agreement has an initial term of five-years and will be automatically renewed for successive one-year terms in the absence of either party’s written notice.

Under the cultivation agreement, the Company is allowed to operate its facility in compliance with Arizona Medical Marijuana Act and certain other regulations. In return, the Company should pay monthly fees of $40,000 in the first year, which is escalated in each of the following year to reach $50,000 in the fifth year. The Company made prepayment of $200,000 in connection with such monthly fees. In addition, the Company should reimburse the Licensor’s designated compliance officer up to certain amount per month.

Certain payments from the Company’s customers are made to a designated bank account of the Licensor, which can be drawn by the Company at any time. As of June 30, 2021 and December 31, 2020, the Company had $198,069 and $0 in the designated bank account of the Licensor, respectively. Such amount is included in Other Current Assets in the condensed balance sheet.

(e)     Settlement and Mutual Release Agreement

In March 2021, the Company entered into a settlement and mutual releases agreement with an external legal counsel that represented the Company in several litigation related matters several years ago to settle a total outstanding balance of $443,131 in accrued fees and interest by paying cash in the amount of $125,000. The payment was made in March 2021 and the Company recognized a settlement gain of $318,131 for the difference between the amount of recorded liability and the cash payment in fiscal year 2021, which is included in Other Expense (Income), Net in the condensed interim statements of operations.

TRUE HARVEST, LLC
Notes to the Condensed Financial Statements (Unaudited)

10. LIQUIDITY AND CAPITAL RESOURCES

At June 30, 2021, the Company had cumulative members’ deficit of $5,598,279. In the six months ended June 30, 2021, the Company continued to meet its liquidity needs through financing from its members and other related parties, along with the cash generated from operating activities. If management is unsuccessful in its efforts to generate profit and/or to meet its liquidity needs through financing, the Company may not be able to continue as a going concern.

The ability of the Company to continue as a going concern and to meet its obligations will be dependent upon a return to profitable operations and continued generation of positive cash flows. The accompanying financial statements do not reflect any adjustment that might result from the outcome of this uncertainty.

11. SUBSEQUENT EVENTS

The Company has evaluated subsequent events through August 9, 2021, the date that the condensed interim financial statements were issued.

Independent Auditor’s Report

Management and Those Charged with Governance
True Harvest, LLC
Phoenix, Arizona

Report on the Financial Statements

We have audited the accompanying financial statements of True Harvest, LLC (the “Company”), which comprise the balance sheets as of December 31, 2020 and 2019, and the related statements of operations, changes in members’ deficit, and cash flows for the years then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2020 and 2019, and the results of its operations and its cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.

/s/ Macias Gini & O’Connell LLP

San Diego, California
April 5, 2021

TRUE HARVEST, LLC

Balance Sheets
As of December 31, 2020 and 2019

	2020	2019
ASSETS
Current Assets:
Cash and Cash Equivalents	$447,455	$49,833
Restricted Cash	200,000	200,000
Accounts Receivable	267,577	190,322
Inventories	1,401,779	1,675,239
Other Current Assets	141,688	11,664
Total Current Assets	2,458,499	2,127,058
Property and Equipment, Net	3,335,849	2,547,437
Note Receivable from Customer	85,574	198,428
Deposits and Other Assets	133,347	214,347
TOTAL ASSETS	$6,013,269	$5,087,270
LIABILITIES AND MEMBERS’ DEFICIT
LIABILITIES
Current Liabilities:
Accounts Payable	$1,092,508	$1,140,963
Accrued Liabilities	851,978	1,756,509
Distribution Payable	37,500	—
Current Portion of Notes Payable	3,298,842	3,482,331
Total Current Liabilities	5,280,828	6,379,803
Long-Term Liabilities
Notes Payable, Net of Current Portion	8,042,405	4,896,233
Deferred Rent	533,210	464,163
TOTAL LIABILITIES	13,856,443	11,740,199
MEMBERS’ DEFICIT	(7,843,174)	(6,652,929)
TOTAL LIABILITIES AND MEMBERS’ DEFICIT	$6,013,269	$5,087,270

The Accompanying Notes Are an Integral Part of These Financial Statements.

TRUE HARVEST, LLC
Statements of Operations
Years Ended December 31, 2020 and 2019

	2020	2019
Revenues, Net	$8,036,344	$1,281,452
Costs and Expenses from Operations:
Cost of Revenues (Excludes Depreciation)	5,817,553	2,406,351
Selling, General and Administrative	1,022,046	952,131
Depreciation	541,883	398,182
Total Costs and Expenses from Operations	7,381,482	3,756,664
Income (Loss) From Operations	654,862	(2,475,212)
Interest Expense	1,555,835	1,329,989
Other Expense, Net	101,032	1,955
Net Loss	$(1,002,005)	$(3,807,156)

The Accompanying Notes Are an Integral Part of These Financial Statements.

TRUE HARVEST, LLC
Statements of Changes in Members’ Deficit
Years Ended December 31, 2020 and 2019

Total
Balance, January 1, 2019	$(3,045,773)
Conversion of a note to membership interests	200,000
Net loss	(3,807,156)
Balance, December 31, 2019	(6,652,929)
Distribution to members	(188,240)
Net loss	(1,002,005)
Balance, December 31, 2020	$(7,843,174)

The Accompanying Notes Are an Integral Part of These Financial Statements.

TRUE HARVEST, LLC
Statements of Cash Flows
Years Ended December 31, 2020 and 2019

	2020	2019
CASH FLOW FROM OPERATING ACTIVITIES
Net loss	$(1,002,005)	$(3,807,156)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation	541,883	398,182
Loss on disposal of property and equipment	35,193	57,551
Loss on debt forgiveness	81,000	—
Changes in operating assets and liabilities:
Accounts receivable	(77,255)	(190,322)
Note receivable from customer	112,854	(198,428)
Inventories	273,460	(1,675,239)
Other current assets	(130,024)	(11,233)
Other assets		—
Accounts payable	(48,455)	697,290
Accrued liabilities	1,091,671	1,373,265
Deferred rent	69,047	103,529
NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES	947,369	(3,252,561)
CASH FLOW FROM INVESTING ACTIVITIES
Purchase of property and equipment	(1,365,488)	(493,025)
Proceeds from disposition of property and equipment	—	2,000
NET CASH USED IN INVESTING ACTIVITIES	(1,365,488)	(491,025)
CASH FLOW FROM INVESTING ACTIVITIES
Distributions to members	(150,740)	—
Proceeds from issuance of notes payable	1,814,432	3,993,419
Principal repayment of notes payable	(847,951)	—
NET CASH PROVIDED BY FINANCING ACTIVITIES	815,741	3,993,419

NET INCREASE IN CASH AND CASH EQUIVALENTS	397,622	249,833
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	249,833	—
CASH AND CASH EQUIVALENTS, END OF YEAR	$647,455	$249,833
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Interest paid	$396,011	$1,294
SUPPLEMENTAL DISCLOSURES OF NONCASH INVESTING AND FINANCING ACTIVITIES
Conversion of a note to membership interests	$—	$200,000
Conversion of existing promissory notes and associated accrued interest into new promissory notes	$10,317,044	$167,509
Distribution declared	$37,500	$—

The Accompanying Notes Are an Integral Part of These Financial Statements.

TRUE HARVEST, LLC
Notes to the Financial Statements
Years ended December 31, 2020 and 2019

1. NATURE OF OPERATIONS

True Harvest, LLC (the “Company”) is a limited liability company established in 2015 in the State of Arizona. The Company cultivates, manufactures, and sells medical marijuana in the State of Arizona, under a cultivation agreement with a third-party licensor, who has a medical marijuana dispensary registration certificate from Arizona Department of Health Services and is authorized to operate an off-site cultivation facility.

The Company managed and operated a facility located at 4301 W. Buckeye, Phoenix, AZ (the “Facility”) to cultivate and manufacture medical marijuana since its inception, expanding cultivation space within the Facility over time. The Facility is under a ten-year lease since 2017 with a ten-year renewal option. The Facility is the Company’s registered office and headquarters.

On March 25, 2019, Superior Court of Arizona granted the application for the appointment of a receiver, which resulted in a court receivership. On January 9, 2020, Superior Court of Arizona ordered that the receiver is discharged from all obligations, duties and liabilities, if any, owed under the receivership order, upon consideration of the motion to approve discharge of receiver, which ended the court receivership.

2. SIGNIFICANT ACCOUNTING POLICIES

(a)    Basis of Preparation

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and reflect the accounts and operations of the Company.

(b)    Cash and Cash Equivalents

Cash and cash equivalents include cash on hands and cash deposits in financial institutions that are readily convertible into cash with original maturities of three months or less.

(c)     Restricted Cash

Restricted cash represents the fund in an escrow account in connection with a litigation. See note 9(b) — Commitment and Contingencies in the financial statements for more detail about the litigation.

(d)    Accounts Receivable

Accounts receivable are recorded net of an allowance for doubtful accounts. The Company estimates the allowance for doubtful accounts based on existing contractual payment terms, actual payment patterns of its customers, individual customer’s circumstances and general economic conditions.

(e)     Inventories

Inventory is primarily comprised of work-in-progress and finished goods. Miscellaneous consumables are expensed. Costs incurred during the growing and production process are capitalized as incurred to the extent that cost is less than net realizable value. These costs include materials, labor and manufacturing overhead used in the growing and production processes.

Net realizable value is determined as the estimated selling price in the ordinary course of business less the estimated costs of completion and the estimated costs necessary to make the sale. Cost is determined using the weighted average cost basis. The Company reviews inventory for obsolete, redundant and slow-moving goods and any such inventories are written down to net realizable value.

TRUE HARVEST, LLC
Notes to the Financial Statements
Years ended December 31, 2020 and 2019

2. SIGNIFICANT ACCOUNTING POLICIES (cont.)

(f)     Property and Equipment

Property and equipment are stated at cost, net of accumulated depreciation and impairment losses. Expenditures that materially increase the life of the assets are capitalized. Ordinary repairs and maintenance are expensed as incurred. Depreciation is calculated on a straight-line basis over the estimated useful life of the asset using the following terms and methods:

Equipment	5 Years
Leasehold Improvements	Shorter of 10 years or lease term
Vehicle	5 Years

The assets’ residual values, useful lives and methods of depreciation are reviewed at each financial year-end and adjusted prospectively, if appropriate. An item of equipment is derecognized upon disposal or when no future economic benefits are expected from its use. Any gain or loss arising on de-recognition of the asset, calculated as the difference between the net disposal proceeds and the carrying value of the asset, is included in operations in the year the asset is derecognized.

(g)    Impairment of Long-Lived Assets

The Company evaluates the recoverability of long-lived assets such as property and equipment, whenever events or changes in circumstances indicate that the carrying value of an asset or asset group may not be recoverable. Factors which could trigger an impairment review include (i) a significant adverse change in the extent or manner in which long-lived asset or asset group is being used or in its physical condition, (ii) a current period operating or cash flow loss combined with a history of operating or cash flow losses or a projection or forecast that demonstrates continuing losses associated with the use of a long-lived asset or asset group, and (iii) a current expectation that, more likely than not, a long-lived asset or asset group will be sold or otherwise disposed of significantly before the end of its previously estimated useful life.

When the Company determines that the carrying value of long-lived assets or asset group may not be recoverable based upon the existence of one or more of the indicators, the assets or asset group are assessed for impairment based on the estimated future undiscounted cash flows expected to result from the use of the asset or asset group and its eventual disposition. If the carrying value of an asset or asset group exceeds its estimated future undiscounted cash flows, an impairment loss is recorded for the excess of the asset’s or asset group’s carrying value over its fair value.

For the years ended December 31, 2020 and 2019, there was no impairment charge related to the Company’s long-lived assets.

(h)    Income Taxes

The Company is a limited liability company with multiple members, which is treated as a partnership for federal and state income tax purposes. Since the Company pass-through all tax attributes to its partners, the Company does not present tax expense, tax payable or deferred taxes in its financial statements.

The Company accounts for the effect of any uncertain tax positions based on a “more likely than not” threshold to the recognition of the tax positions being sustained based on the technical merits of the position under scrutiny by the applicable taxing authority. If a tax position or positions are deemed to result in uncertainties of those positions, the unrecognized tax effect is estimated based on a “cumulative probability assessment” that aggregates the estimated tax liability for uncertain tax positions. The Company is taxed as a pass-through entity as a tax position and has determined that such tax position does not result in an uncertainty requiring recognition.

TRUE HARVEST, LLC
Notes to the Financial Statements
Years ended December 31, 2020 and 2019

2. SIGNIFICANT ACCOUNTING POLICIES (cont.)

(i)     Revenue Recognition

On January 1, 2020, the Company adopted Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 606 Revenue from Contracts with Customers (“ASC 606”) using the modified retrospective method. Under the modified retrospective method, the new standard was applied to new contracts and those that were not completed as of January 1, 2020. The cumulative effect of initially applying ASC 606 was not material as of January 1, 2020.

Through application of the standard, the Company recognizes revenue to depict the transfer of promised goods or services to the customer in an amount that reflects the consideration to which the Company expects to be entitled in exchange for those goods or services.

In order to recognize revenue under ASC 606, the Company applies the following five (5) steps:

•        Identify a customer along with a corresponding contract;

•        Identify the performance obligation(s) in the contract to transfer goods or provide distinct services to a customer;

•        Determine the transaction price the Company expects to be entitled to in exchange for transferring promised goods or services to a customer;

•        Allocate the transaction price to the performance obligation(s) in the contract; and

•        Recognize revenue when or as the Company satisfies the performance obligation(s).

Revenues consist of sales of cannabis product, which are recognized at a point in time when control over the goods have been transferred to the customer and is recorded net of sales discounts, if any. Payment is typically due upon transferring the goods to the customer or within a specified time period permitted under the Company’s credit policy.

The cultivation agreement between the Company and a third-party licensor states the Company acts as an agent in the sale of cannabis products. However, economically, the Company effectively controls its products in the process of cultivation, manufacturing and sale. Therefore, the financial statements are prepared as if the Company acts as a principal in the sale and recognized revenue on a gross basis from an accounting perspective.

Revenue is recognized upon the satisfaction of the performance obligation. The Company satisfies its performance obligation upon delivery and acceptance of cannabis products by the customer.

Prior to the adoption of ASC 606, the Company recognized revenue in accordance with ASC Topic 605 Revenue Recognition, when all the following conditions were satisfied: (1) there was persuasive evidence of an arrangement; (2) the product had been delivered or the services had been provided to the customer; (3) the collection of fees was reasonably assured; and (4) the amount of fees to be paid by the customer was fixed or determinable.

Based on the Company’s assessment, the adoption of this new standard had no impact on the amounts recognized in the financial statements.

Sales discounts were not material during the years ended December 31, 2020 and 2019. The Company experienced very little or no sales return for the years ended December 31, 2020 and 2019.

TRUE HARVEST, LLC
Notes to the Financial Statements
Years ended December 31, 2020 and 2019

2. SIGNIFICANT ACCOUNTING POLICIES (cont.)

(j)     Commitments and Contingencies

The Company is subject to lawsuits, investigations and other claims related to employment, commercial and other matters that arise out of operations in the normal course of business. Periodically, the Company reviews the status of each significant matter and assesses the potential financial exposure. If the potential loss from any claim or legal proceeding is considered probable, and the amount can be reliably estimated, such amount is recognized in other liabilities.

Contingent liabilities are measured at management’s best estimate of the expenditure required to settle the obligation at the end of the reporting period and are discounted to present value where the effect is material. The Company performs evaluations to identify onerous contracts and, where applicable, records contingent liabilities for such contracts.

(k)    Concentration of Risk

Financial instruments that potentially subject the Company to credit risk consist principally of cash and cash equivalents and accounts receivable. As of December 31, 2020, the Company’s cash and cash equivalents were maintained by financial institutions in the United States. The Company believes that the financial institutions that hold its cash and cash equivalents are financially sound and, accordingly, minimal credit risk exists with respect to these instruments. The Company had bank deposit of $446,709 as of December 31, 2020, up to $250,000 of which is covered by Federal Deposit Insurance Corporation insurance.

Accounts receivable relate to receivables from customers located in the United States. Generally, the Company’s accounts receivable settle relatively quickly, and the Company’s historical experience of credit loss was insignificant. As of December 31, 2020, accounts receivable from three customers made up 88% of total accounts receivable. As of December 31, 2019, accounts receivable from three customers made up 96% of total accounts receivable.

Top three customers for the year ended December 31, 2020 and top two customers for the year ended December 31, 2019 accounted for 10% or more of the Company’s revenue. The sales to these top three and top two customers made up 37% and 56% of the Company’s total revenue for the years ended December 31, 2020 and 2019, respectively.

(l)     Fair Value of Financial Instruments

The Company applies fair value accounting for all financial assets and liabilities that are recognized or disclosed at fair value in the financial statements. Fair value is defined as the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. When determining the fair value measurements for assets and liabilities that are required to be recorded at fair value, the Company considers all related factors of the asset by market participants in which the Company would transact and the market- based risk measurements or assumptions that market participants would use in pricing the asset or liability, such as inherent risk, transfer restrictions, and credit risk.

The Company applies the following fair value hierarchy, which prioritizes the inputs used to measure fair value into three levels, and bases the categorization within the hierarchy upon the lowest level of input that is available and significant to the fair value measurement:

Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

Level 2 — Inputs other than quoted prices that are observable for the asset or liability, either directly or indirectly; and

Level 3 — Inputs for the asset or liability that are not based on observable market data.

TRUE HARVEST, LLC
Notes to the Financial Statements
Years ended December 31, 2020 and 2019

2. SIGNIFICANT ACCOUNTING POLICIES (cont.)

As of and for the years ended December 31, 2020 and 2019, the Company did not have financial assets or liabilities recognized at fair value on a recurring basis. The Company’s financial assets and liabilities include cash and cash equivalents, accounts receivable, note receivable, accounts payable and notes payable. As of December 31, 2020 and December 31, 2019, the book values of these financial assets and liabilities approximate fair values due to the short-term nature, market pricing, and/or the issue dates’ proximity to the balance sheet dates. There have been no transfers between fair value levels during the years ended December 31, 2020 and 2019.

(m)   Membership Interests

The Company is a limited liability company, owned by multiple members. The membership interest is classified in members’ equity. Contribution from members is recorded as an increase in membership interests. Incremental costs directly attributable to the issuance of membership interests, if any, are recognized as a reduction of membership interests. Distribution to members is recorded as a reduction of members’ equity.

(n)    Significant Accounting Judgments, Estimates and Assumptions

The preparation of the financial statements requires management to make judgments, estimates and assumptions that affect the application of policies and reported amounts of assets and liabilities, and revenue and expenses. Actual results may differ from these estimates. The estimates and underlying assumptions are reviewed on an ongoing basis. Revisions to accounting estimates are recognized in the period in which the estimate is revised if the revision affects only that period or in the period of the revision and future periods if the revision affects both current and future periods.

Significant judgments, estimates and assumptions that have the most significant effect on the amounts recognized in the financial statements are as follows:

(i)     Estimated Useful Lives and Impairment of Property and Equipment

Depreciation of property and equipment is recorded on a straight-line basis over their estimated useful lives, which do not exceed the lease term in the case of leasehold improvement. The Company evaluates the recoverability of property and equipment, whenever events or changes in circumstances indicate that the carrying value of an asset or asset group may not be recoverable.

(ii)    Allowance for Uncollectible Accounts

Management determines the allowance for uncollectible receivables by evaluating individual receivable balances, customers’ financial condition and current economic conditions. Accounts receivable are written off when deemed uncollectible. Recoveries of accounts receivable previously written off are recorded as income when received.

(iii)   Inventory

Inventory is recorded at lower of cost or net realizable value. Net realizable value is determined as the estimated selling price in the ordinary course of business less the estimated costs of completion and the estimated costs necessary to make the sale. The Company reviews inventory for obsolete, redundant and slow-moving goods and any such inventories are written down to net realizable value.

TRUE HARVEST, LLC
Notes to the Financial Statements
Years ended December 31, 2020 and 2019

2. SIGNIFICANT ACCOUNTING POLICIES (cont.)

(iv)    Loss Contingency

The Company is subject to lawsuits, investigations and other claims related to employment, commercial and other matters that arise out of operations in the normal course of business. If the potential loss from any claim or legal proceeding is considered probable, and the amount can be reliably estimated, such amount is recognized in other liabilities.

(o)    Recent Accounting Pronouncements

(i)     In February 2016, the FASB issued new guidance on the recognition and measurement of leases, ASC 842 Leases. Under this guidance, a lessee recognizes right-of-use assets and lease liabilities on the balance sheet for leases. Lease expenses continue to be recognized on the income statement in a manner similar to current accounting. Additionally, this guidance requires enhanced disclosures regarding the amount, timing, and uncertainty of cash flows arising from leasing arrangements. This new guidance will be effective for the Company for fiscal years beginning after December 15, 2021. The Company is currently evaluating the effect of adopting this guidance on the Company’s financial statements.

(ii)    In June 2016, the FASB issued Accounting Standards Update (“ASU”) 2016-13, Financial Instruments — Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments (“ASU 2016-13”). ASU 2016-13 requires the measurement of current expected credit losses for financial assets held at the reporting date based on historical experience, current conditions and reasonable and supportable forecasts. Adoption of ASU 2016-13 will require financial institutions and other organizations to use forward-looking information to better formulate their credit loss estimates. This update will be effective for the Company for fiscal years beginning after December 15, 2022. The Company is currently evaluating the effect of adopting this guidance on the Company’s financial statements.

(iii)   In November 2016, the FASB issued ASU 2016-18, Statement of Cash Flows (Topic 230). ASU 2018-13 require that a statement of cash flows explain the change during the period in the total of cash, cash equivalents and amounts generally described as restricted cash or restricted cash equivalents. Therefore, amounts generally described as restricted cash and restricted cash equivalents should be included with cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statement of cash flows. The Company adopted this guidance on January 1, 2019, which affected the presentation of its cash flow statements.

(iv)    In August 2018, the FASB issued ASU 2018-13, Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (Topic 820). ASU 2018-13 adds, modifies, and removes certain fair value measurement disclosure requirements. ASU 2018-13 is effective for annual and interim periods beginning after December 15, 2019. The Company adopted this guidance on January 1, 2020, which did not have material impact on the financial statements.

TRUE HARVEST, LLC
Notes to the Financial Statements
Years ended December 31, 2020 and 2019

3. REVENUES, ACCOUNT RECEIVABLE, AND NOTE RECEIVABLE FROM CUSTOMER

For the years ended December 31, 2020 and 2019, the Company’s revenues by key product consisted of the following:

	2020	2019
Flower	$6,569,066	$484,188
Trim	901,503	72,204
Others*	565,775	725,060
Total	$8,036,344	$1,281,452

____________

*        Others include kief, extracts and certain other products.

The Company sells its products to non-profit organization customers in the State of Arizona. Generally, customers pay cash upon delivery, or the payment is due 7~14 days from the delivery date. Accounts receivable arise from the sale of cannabis product on trade credit terms of 7~14 days. The Company recognizes revenue and accounts receivable upon delivery of the product. Therefore, accounts receivable represent the Company’s unconditional right to consideration. The Company does not have contract assets, which represent the Company’s right to consideration in exchange for goods or services, subject to the satisfaction of additional performance obligation. Customers do not pay prior to the delivery of the product. Therefore, the Company does not have any contract liability.

As of December 31, 2020 and 2019, the Company had accounts receivable of $267,577 and $190,322, respectively.

The Company has a note receivable from a third-party customer. In September 2019, the customer suspended the repayment of this promissory note, dated July 3, 2019. On January 30, 2020, the customer entered into a forbearance agreement with the Company and agreed to a revised repayment schedule for the full remaining balance and provided its then current and future equipment and certain other assets as collateral. As of December 31, 2020 and 2019, the Company had note receivable from customer of $85,574 and $198,428, respectively.

At each reporting date, the Company applies its judgment to evaluate the collectability of the accounts receivable and establishes an allowance for doubtful accounts based on existing contractual payment terms, actual payment patterns of its customers and individual customer’s circumstances. As of December 31, 2020 and 2019, the Company determined that an allowance for doubtful accounts was not required. Receivables are written off when it is determined not collectible. No accounts receivable were written off during the years ended December 31, 2020 and 2019.

4. INVENTORIES

The Company’s inventories include the following at December 31, 2020 and 2019:

	2020	2019
Work-in-progress	$1,194,156	$1,506,962
Finished goods	207,623	168,277
Total	$1,401,779	$1,675,239

Inventory is written down for any obsolescence, spoilage and excess inventory or when the net realizable value of inventory is less than the carrying value. During the years ended December 31, 2020 and 2019, the Company recorded charges for inventory and inventory-related write downs as a component of cost of sales in the amount of $9,552 and $403,649, respectively.

TRUE HARVEST, LLC
Notes to the Financial Statements
Years ended December 31, 2020 and 2019

5. PROPERTY AND EQUIPMENT

At December 31, 2020 and 2019, property and equipment consisted of the following:

	2020	2019
Equipment	$1,279,222	$529,710
Leasehold improvement	3,593,406	3,028,458
Vehicle	—	10,000
	4,872,628	3,568,168
Less: Accumulated depreciation	(1,536,779)	(1,020,731)
Property and equipment, net	$3,335,849	$2,547,437

Depreciation expense for the years ended December 31, 2020 and 2019 totaled $541,884 and $398,182, respectively, which is included in depreciation in the statements of operations. The Company disposed of certain property and equipment in 2020 and 2019 in the course of normal business and recognized a loss of $35,193 and $57,551, respectively, which is reflected in Other Expense, Net in the statements of operations.

6. NOTES PAYABLE

As of December 31, 2020 and December 31, 2019, notes payable consisted of the following:

	2020	2019
Financing from related parties – Certificate debt:
Three promissory notes dated April 15, 2020, in the aggregate original amount of $3,307,980: monthly payment amount, including interest at 1.0% per month, is calculated based on a percentage of available cash, as defined in the note, and will be made until all principal and interest is paid in full. There is no specified maturity date.	$2,819,214	$—
Receiver’s certificates of indebtedness at 12.0% interest per year for a loan term of up to 1 year, or as otherwise agreed by lenders and the receiver	—	3,032,067
Subtotal	2,819,214	3,032,067
Financing from related parties:
Three promissory notes dated April 15, 2020, in the aggregate original amount of $6,518,322: monthly payment amount, including interest at 1.25% per month, is calculated based on a percentage of available cash, as defined in the note, and will be made until all principal and interest is paid in full. There is no specified maturity date.	6,507,072	—
One promissory note dated July 20, 2018, in the original amount of $250,000, which matures on September 1, 2021, and two promissory notes dated July 11, 2018, in the aggregate original amount of $2,291,750, which matures on August 1, 2021: scheduled monthly payments, including interest at 1.25% per month. These notes were replaced with new promissory notes issued on April 15, 2020.	—	2,541,750
Line of credit promissory notes	1,301,963	2,059,180
Other promissory notes	36,000	43,183
Subtotal	7,845,035	4,644,113

TRUE HARVEST, LLC
Notes to the Financial Statements
Years ended December 31, 2020 and 2019

6. NOTES PAYABLE (cont.)

	2020	2019
Financing from third parties:
Promissory note dated May 1, 2020, in the original amount of $490,743, which matures on April 15, 2023: scheduled monthly payments, including interest at 1.0% per month	386,114	—
One promissory note dated December 19, 2017, in the original amount of $250,000, and a promissory note dated November 2, 2017, in the original amount of $100,000: scheduled monthly interest only payments at 1.5% per month with a right to convert the unpaid principal and accrued interest to membership interests. These notes were replaced with a new promissory note issued on May 1, 2020.	—	350,000
Promissory note dated May 16, 2018, in the original amount of $200,000, which matures on July 1, 2023: scheduled monthly payment of $3,333. This note is interest free in the absence of default. The Company suspended its payment on this note in connection with a litigation. See note 9 – Commitment and Contingencies.	167,509	167,509
Promissory note dated December 31, 2016, in the original amount of $175,000, which matured on June 1, 2019: scheduled monthly payment of $6,250. This note is interest free and 2.0% in the case of late payment. The noteholder agreed to an unspecified extended payment term based on the Company’s liquidity. The note is expected to be fully paid in 2021.	114,375	121,875
Other promissory notes	9,000	63,000
Subtotal	676,998	702,384
Total notes payable	11,341,247	8,378,564
Less: Current portion of notes payable	3,298,842	3,482,331
Notes payable, net of current portion	$8,042,405	$4,896,233

Financing from Related Parties — Certificate Debt

On March 25, 2019, Superior Court of Arizona granted the application for the appointment of a receiver, which resulted in a court receivership. Under the court receivership, the three members of the Company loaned the Company funds pursuant to one or more receiver’s certificate of indebtedness approved by the Superior Court of Arizona (“Certificate Debt”). The Certificate Debt is collateralized with all of the Company’s right, title and interest in and to all accounts, chattel paper, documents, equipment, fixtures, general intangibles, instruments, inventory, investment property, and letter of credit rights, including then and future personal property of the Company, insurance proceeds and the proceeds from the sale of such personal property.

The terms for repayment of the Certificate Debt are as follows: (i) loan term of up to 1 year, or as otherwise agreed by lenders and the receiver, (ii) on presentation and demand by the lenders, (iii) interest rate of 12% per annum, and (iv) otherwise all due and payable upon, termination or suspension of the receivership, the filing of bankruptcy or liquidation by the receiver of all or substantially all of the property of the Company.

On January 9, 2020, Superior Court of Arizona ordered that the receiver is discharged from all obligations, duties and liabilities, if any, owed under the receivership order, upon consideration of the motion to approve discharge of receiver, which ended the court receivership.

On April 15, 2020, the Company entered into promissory note and security agreements with the three members to memorialize the terms upon which the Company will repay over more extended periods without affecting the nature, character, or priority of the Certificate Debt. Unpaid accrued interest as of April 15, 2020 was added to the principal amount of the new promissory notes.

TRUE HARVEST, LLC
Notes to the Financial Statements
Years ended December 31, 2020 and 2019

6. NOTES PAYABLE (cont.)

According to the promissory note and security agreements, the amount of monthly payments to service the promissory notes dated April 15, 2020 is determined as 70% of available cash. Available cash is defined in the promissory note and security agreements as cash on hand as of the last day of the month, less operating reserve, less scheduled payments required to be made in the first 10 days of the subsequent month in the course of business, as determined by the management. Such monthly payments will continue until full repayment of principal and interest. The Company may prepay any Certificate Debt at any time without premium or penalty.

Financing from Related Parties

Prior to the receivership, the Company issued promissory notes to certain members of the Company to meet its financing needs. In addition, an immediate family member of a member provided a loan prior to 2019, $36,000 of which was outstanding as of December 31, 2020 and 2019. These borrowings were not part of the Certificate Debt (“Non-Certificate Debt”).

On April 15, 2020, the Company issued three promissory notes to certain members in the aggregate original amount of $6,518,322, which replaced existing Non-Certificate Debt. The amount of monthly payments to service these promissory notes is determined as 15% of available cash. Available cash is defined in the promissory note and security agreements as cash on hand as of the last day of the month, less operating reserve, less scheduled payments required to be made in the first 10 days of the subsequent month in the course of business, as determined by the management. Such monthly payments will continue until full repayment of principal and interest. No collateral was provided in connection with these promissory notes. The Company may prepay these promissory notes at any time without premium or penalty.

In 2020 and 2019, the Company issued line of credit promissory notes to certain member, under which the Company may draw borrowings up to certain amount for a specified period. As of December 31, 2020, the specified period ended, and the Company cannot draw any additional funds under the line of credit promissory notes. As of December 31, 2020 and 2019, the Company had borrowings of $1,301,963 and $2,059,180, respectively. The line of credit promissory notes accrue interest at 1.25% per month and are collateralized with all of the Company’s right, title and interest in and to all accounts, chattel paper, documents, equipment, fixtures, general intangibles, instruments, inventory, investment property, and letter of credit rights, including then and future personal property of the Company, insurance proceeds and the proceeds from the sale of such personal property. The Company may prepay these line of credit promissory notes at any time without premium or penalty.

Financing from Third Parties

The Company issued promissory notes to certain third parties for financing. No collateral was provided in connection with these third-party borrowings, except for a promissory note dated May 16, 2018 in the original amount of $200,000, for which certain member’s equity interest was provided as collateral. The Company may prepay any of these third-party promissory notes at any time without premium or penalty.

Debt Issue Costs, Discount or Premium

All promissory notes were issued at par and no debt issue costs were incurred.

TRUE HARVEST, LLC
Notes to the Financial Statements
Years ended December 31, 2020 and 2019

6. NOTES PAYABLE (cont.)

Debt Payment

As of December 31, 2020, the estimated principal repayments of the Company’s notes payable were as follows:

2021	$3,298,842
2022	4,129,715
2023	3,912,690
Total	$11,341,247

7. MEMBERS’ EQUITY

The Company is a limited liability company, owned by multiple members. The Company’s equity interest is not unitized, and each member owns certain percentage of the membership interest (“percentage interests”). All membership interests have voting rights for any matters upon which members may vote under the Company’s operating agreement. According to the Company’s operating agreement, distributions among the members are determined by the manager based on the member’s percentage interests on a pro rata basis. Each member’s liability for the debts and obligations of the Company is limited as set forth in the Arizona Revised Statutes and other applicable law.

Certain members invested in equity interests to finance certain phase of cultivation space expansion within the Facility. Under the associated membership purchase agreements, those members are entitled to preferred distribution based on a preferred distribution pool, determined by a formula based on revenues from the cannabis product, cultivated in the expanded space within the Facility until such preferred distribution totals the amount of the original investment. After reaching the original investment, members will be entitled solely to distributions as defined in the operating agreement of the Company. The Company has the right to buy back up to 50% of the equity purchased by the members between 12 months and 48 months from the date of the membership purchase agreement at an escalating predetermined price.

The Company had a promissory note issued on November 15, 2017, in the original principal amount of $200,000. The note had scheduled monthly interest payments at 1.5% per month and contained a right to convert the unpaid principal and accrued interest to membership interests. On January 1, 2019, the Company entered into a membership purchase agreement with the note investor, under which the note investor exercised its right to convert unpaid principal amount of $200,000 into voting membership interests. The conversion of the promissory note increased the Company’s membership interests by $200,000 in 2019.

As of December 31, 2020 and 2019, the Company does not have any promissory note outstanding, which contains a right to convert to membership interests.

In 2020, the Company made preference and regular distribution of $113,052 and $37,688, respectively, and decided to make additional preference and regular distribution of $28,125 and $9,375, respectively, in January 2021. Such additional distribution was recorded as Distribution Payable as of December 31, 2020 and was paid in January 2021.

8. RELATED PARTY TRANSACTIONS

Historically, the Company issued promissory notes to members and immediate family members of the Company’s members. See note 6 — Note Payable in the financial statements for detail terms and conditions of such related party transactions.

In 2018, the Company loaned $81,000 to an officer at no interest. Such loan of $81,000 was outstanding as of December 31, 2019, which was included in Deposits and other assets in the balance sheets.

TRUE HARVEST, LLC
Notes to the Financial Statements
Years ended December 31, 2020 and 2019

9. COMMITMENTS AND CONTINGENCIES

The Company is subject to lawsuits, investigations and other claims related to employment, commercial and other matters that arise out of operations in the normal course of business. Periodically, the Company reviews the status of each significant matter and assesses the potential financial exposure. If the potential loss from any claim or legal proceeding is considered probable, and the amount can be reliably estimated, such amount is recognized in other liabilities.

(a)    Contingencies

The Company’s operations are subject to a variety of local and state regulation. Failure to comply with one or more of those regulations could result in fines, restrictions on its operations, losses of a third- party licensor’s permits or termination of the cultivation agreement with a third-party licensor that could result in the Company ceasing operations in the State of Arizona. While management of the Company believes that the Company is in compliance with applicable local and state regulations at December 31, 2020, medical cannabis regulations continue to evolve and are subject to differing interpretations. As a result, the Company may be subject to regulatory fines, penalties, or restrictions in the future.

(b)    Claims and Litigation

From time to time, the Company may be involved in litigation relating to claims arising out of operations in the normal course of business. As of December 31, 2020, there are no proceedings in which any of the Company’s directors, officers or affiliates is an adverse party or has a material interest adverse to the Company’s interest. In addition, as of December 31, 2020, there were no pending or threatened lawsuits that could reasonably be expected to have a material effect on the results of the Company’s operations, except for the following:

Copper State Herbal Center, Inc. vs. True Harvest, LLC

The Company maintained a business relationship with Copper State Herbal Center, Inc. (“Copper State”) under an amended consulting services agreement entered into on April 1, 2017. Copper State and the Company have competing claims for breach of the amended consulting services agreement. In addition, the Company sued Copper State for breach of fiduciary duties arising out of Copper State’s failure, as an entity licensed by Arizona Department of Health Services, to protect the medical cannabis products and flowering plants in the Facility leading directly to the Company’s loss of several million dollars in revenue. The Company believes its damages outstrip Copper State’s alleged damages by at least 5:1. Currently, the parties are going through a discovery phase, which is nearing an end. The parties are ordered to participate in alternative dispute resolution by April 23, 2021. A trial date has not been set. Any gain or loss in connection with this litigation is currently not estimable. The Company did not recognize any receivable or liability in connection with the litigation as of December 31, 2020.

In 2019, in connection with the litigation, the Company suspended its payment on the promissory notes dated May 16, 2018 issued to Copper State. Certain member of the Company provided guarantee and all the membership interests of the guarantor member at the time of the issuance was provided as collateral. The promissory note bears no interest. However, upon default, the Company should pay penalty interest at 12% per year, compounded annually, and the lender may demand the repayment of the entire remaining notes payable. The Company recorded penalty interest expense of $21,400 and $11,667 in the years ended December 31, 2020 and 2019, respectively, and the entire remaining principal balance was included in Current Portion of Notes Payable in the balance sheets as of December 31, 2020 and 2019.

Non Profit Patient Center, Inc. vs. True Harvest, LLC

The Company maintained a business relationship with Non Profit Patient Center, Inc. (“NPPC”) since the Company entered into a cultivation service agreement with NPPC on November 5, 2018. In 2019, the Company sued NPPC for breach of contract, breach of the covenant of good faith and fair dealing,

TRUE HARVEST, LLC
Notes to the Financial Statements
Years ended December 31, 2020 and 2019

9. COMMITMENTS AND CONTINGENCIES (cont.)

fraudulent inducement, negligent misrepresentation, and tortious interference with a business expectancy. These causes of action arose out of NPPC’s failure to abide by the cultivation services agreement with the Company.

On January 9, 2020, a trial court ordered settlement agreement and dismissed all matters. The Company deposited $200,000 in an escrow account for the settlement, included in Restricted Cash in the balance sheets as of December 31, 2020 and 2019. In addition, the Company had a payable of $200,000 for the settlement, included in accounts payable in the balance sheets as of December 31, 2020 and 2019.

On February 10, 2020, NPPC appealed the settlement order. The Court of Appeals dismissed the appeal, because the settlement order was not a final order from which an appeal lies. On February 5, 2021, the Company and its investors have filed a motion to dismiss this action in accordance with the settlement agreement. NPPC suggested that NPPC may appeal an order dismissing the case. Oral argument is set for April 16, 2021.

Rocinante Construction, LLC and PinderNation Electric, LLC vs. True Harvest, LLC

In 2020, True Harvest sued Rocinante Construction, LLC (“Rocinante”) and PinderNation Electric, LLC (“PinderNation”) for construction defects in relation to the electrical and lighting works at certain sections of the Facility, which resulted in losing the use of approximately 25% of the planned lighting in the sections. Rocinante has asserted a counterclaim against the Company for construction fees related to certain phase of construction work. Currently, the parties are going through a discovery phase, but the parties are committed to participate in alternative dispute resolution in 2021. A trial date has not been set. Any gain or loss in connection with this litigation is currently not estimable. The Company did not recognize any receivable or liability in connection with the litigation as of December 31, 2020.

(c)     Non-Cancellable Lease

The Company leased the Facility from a third party since its inception in 2015. The Company entered into a new lease agreement for the Facility in 2017 with a lease term of 10 years. The Company has an option to extend the lease term for a period of 10 years. Lease payments are annually escalated over the lease term and the Company recognizes lease expense on a straight-line basis. The Company recognized operating lease expense of $1,472,009 and $1,432,099 for the years ended December 31, 2020 and 2019, respectively, and recognized deferred rent of $533,210 and $464,163 as of December 31, 2020 and 2019, respectively.

Minimum lease payments of this non-cancellable operating lease as of December 31, 2020 were as follows:

2021	$1,219,403
2022	1,255,986
2023	1,293,665
2024	1,332,475
2025	1,372,449
2026 and Thereafter	2,620,946
$9,094,924

(d)    Cultivation Agreement

In May 2019, the Company entered into a cultivation agreement with Total Health & Wellness, Inc. (the “Licensor”). The Agreement has an initial term of five-years and will be automatically renewed for successive one-year terms in the absence of either party’s written notice.

TRUE HARVEST, LLC
Notes to the Financial Statements
Years ended December 31, 2020 and 2019

9. COMMITMENTS AND CONTINGENCIES (cont.)

Under the cultivation agreement, the Company is allowed to operate its facility in compliance with Arizona Medical Marijuana Act and certain other regulations. In return, the Company should pay monthly fees of $40,000 in the first year, which is escalated in each of the following year to reach $50,000 in the fifth year. The Company made prepayment of $200,000 in connection with such monthly fees. In addition, the Company should reimburse the Licensor’s designated compliance officer up to certain amount per month.

10. LIQUIDITY AND CAPITAL RESOURCES

At December 31, 2020, the Company had cumulative members’ deficit of $7,843,174. In 2020, the Company continued to meet its liquidity needs through financing from its members and other related parties, along with the cash generated from operating activities. If management is unsuccessful in its efforts to generate profit and/or to meet its liquidity needs through financing, the Company may not be able to continue as a going concern.

The ability of the Company to continue as a going concern and to meet its obligations will be dependent upon a return to profitable operations and continued generation of positive cash flows. The accompanying financial statements do not reflect any adjustment that might result from the outcome of this uncertainty.

The Company has evaluated subsequent events through April 5, 2021, the date that the financial statements were issued. The following event occurred subsequent to the balance sheet date.

Settlement and Mutual Release of Legal Fees

In March 2021, the Company entered into a settlement and mutual releases agreement with an external legal counsel that represented the Company in several litigation related matters several years ago to settle a total outstanding balance of $443,131 in accrued fees and interest by paying cash in the amount of $125,000. The payment was made in March 2021 and the Company recognized a settlement gain for the difference between the amount of recorded liability and the cash payment in fiscal year 2021.

Issuance of a Promissory Note

On January 5, 2021, the Company issued a promissory note to one of its past service providers in the amount of $37,000, which included both principal and interest, to settle existing accounts payable. The note matures in 10 month and may be prepaid at any time without penalty or premium.

Definitive Agreement to Sell the Company’s Business

On March 12, 2021, the Company entered into a definitive agreement with Greenrose Acquisition Corp (the “Acquirer”), a special purpose acquisition company, to sell, assign and transfer substantially all of its assets, liabilities and employees relating to its business (the “Business”) to the Acquirer for a total price of (i) $50.0 million, which consists of an initial cash payment of $21.8 million, a three year secured promissory note of $25.0 million and assumption of certain debt of $3.2 million and (ii) earnout payment of up to $35.0 million based on the Business’ attaining, within 36 months after the closing date, a certain price point per pound of cannabis flower as compared to total flower production, irrespective of the final form in which such flower is sold.

The closing of this agreement is subject to the satisfaction of certain closing conditions in the agreement.

ANNEX A

STATE OF DELAWARE

SECOND AMENDMENT

TO

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

GREENROSE ACQUISITION CORP.

Pursuant to Section 242 of the
Delaware General Corporation Law

Greenrose Acquisition Corp., a corporation existing under the laws of the State of Delaware (the “Corporation”), by its Chief Executive Officer, hereby certifies as follows:

First: That the name of this Corporation is “Greenrose Acquisition Corp.”.

Second: That the Amended and Restated Certificate of Incorporation was filed with the Delaware Secretary of State on February 10, 2020 (the “Amended and Restated Certificate of Incorporation”).

Third: That Article Fifth of Amended and Restated the Certificate of Incorporation is hereby amended by deleting paragraph F and replacing it with the following new paragraph:

F. In the event that the Corporation has not consummated an initial Business Combination by November 30, 2021 (the “Termination Date”), the Corporation shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the IPO Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (which shall be net of taxes payable), by (B) the total number of then outstanding IPO Shares, which redemption will completely extinguish rights of the holders of IPO Shares (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

Fourth: Except as set forth above, the Amended and Restated the Certificate of Incorporation remains in full force and effect without modification or amendment.

IN WITNESS WHEREOF, the Corporation has caused this Amended and Restated Certificate of Incorporation to be signed by William F. Harley III, its Chief Executive Officer, as of the ___ day of ________, 2021.

/s/ William F. Harley III
William F. Harley III
Chief Executive Officer

Annex A-1

ANNEX B

EXECUTION COPY

AGREEMENT AND PLAN OF MERGER

by and among

GREENROSE ACQUISITION CORP.,

GNRS CT MERGER SUB, LLC,

THERAPLANT, LLC

acting by and through its Steering Committee

and

SHAREHOLDER REPRESENTATIVE SERVICES LLC

as the Selling Securityholders’ Representative

Dated as of
March 12, 2021

Annex B Page No
ARTICLE 1 THE MERGER		B-1
1.1	The Merger	B-1
1.2	Effective Time	B-1
1.3	Effect of the Merger on Constituent Corporations	B-2
1.4	Certificate of Organization and Operating Agreement of Surviving Corporation	B-2
1.5	Managers and Officers of Surviving Corporation	B-2
1.6	Aggregate Consideration	B-2
1.7	Conversion at Effective Time	B-2
1.8	RESERVED	B-3
1.9	Calculation of Initial Consideration; Delivery of Closing Payment Certificate and Allocation Certificate	B-3
1.10	Closing Payments; Payment Procedures	B-3
1.11	No Further Ownership Rights	B-4
1.12	RESERVED	B-4
1.13	Net Working Capital Adjustment	B-4
1.14	Withholding Taxes	B-6
1.15	Tax Treatment; Allocation of Aggregate Consideration	B-6
1.16	Taking of Necessary Actions; Further Actions	B-7
ARTICLE 2 REPRESENTATIONS AND WARRANTIES OF THE COMPANY		B-7
2.1	Organization and Qualification	B-7
2.2	Authorization	B-8
2.3	Capital Equity	B-8
2.4	Subsidiaries	B-9
2.5	Managing Members and Officers	B-10
2.6	No Conflicts	B-10
2.7	Charter Documents; Books and Records	B-10
2.8	Company Financials	B-11
2.9	No Undisclosed Liabilities	B-11
2.10	Absence of Changes	B-11
2.11	Taxes	B-12
2.12	Legal Proceedings	B-13
2.13	Compliance with Laws, Orders and Permits	B-13
2.14	Employee Benefit Plans; ERISA	B-14
2.15	Employees; Labor Relations	B-15
2.16	Real Property	B-15
2.17	Environmental Matters	B-16
2.18	Title to Property	B-16
2.19	Intellectual Property	B-16
2.20	Material Contracts	B-18
2.21	Insurance	B-19
2.22	Affiliate Transactions	B-19
2.23	Brokers	B-20
2.24	Banks and Brokerage Accounts; Powers of Attorney	B-20
2.25	Significant Suppliers and Customers	B-20
2.26	Takeover Statutes	B-20
2.27	Product Warranties; Product Liability	B-20

Annex B-i

Annex B Page No
2.28	Compliance with Anti-Money Laundering	B-21
2.29	Compliance with OFAC	B-21
2.30	Disclosure	B-21
2.31	No Other Representations or Warranties	B-21
ARTICLE 3 REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB		B-22
3.1	Organization and Qualification	B-22
3.2	Authorization	B-22
3.3	No Conflicts	B-22
3.4	Brokers	B-23
3.5	Sufficiency of Funds	B-23
3.6	Formation and Ownership of Merger Sub; No Prior Activities.	B-23
3.7	Compliance with Laws, Orders and Permits.	B-23
3.8	Capitalization.	B-23
3.9	SEC Reports; Financial Statements.	B-23
3.10	Material Changes; Undisclosed Events, Liabilities or Developments.	B-23
3.11	Litigation.	B-23
3.12	Company Representations and Warranties.	B-24
ARTICLE 4 CONDUCT PRIOR TO THE EFFECTIVE TIME		B-24
4.1	Conduct of Business of the Company	B-24
4.2	No Solicitation	B-25
ARTICLE 5 ADDITIONAL AGREEMENTS		B-26
5.1	Stockholder Approval	B-26
5.2	Information Statement	B-26
5.3	Access to Information	B-27
5.4	Confidentiality	B-27
5.5	Expenses	B-28
5.6	Public Disclosure	B-28
5.7	Best Efforts; Knowledge	B-29
5.8	FIRPTA Compliance	B-29
5.9	Notification of Certain Matters	B-29
5.10	Takeover Statutes	B-30
5.11	Delivery of Unit Ledger and Minute Books of the Company	B-30
5.12	Tax Matters	B-30
5.13	Employees and Contractors	B-31
5.14	Capital Commitments	B-32
5.15	Managers’ and Officers’ Indemnification	B-32
5.16	Financial Statements	B-32
5.17	RESERVED	B-33
5.18	Preparation of Proxy Statement; Special Meeting	B-33
5.19	Parent Public Filings	B-34
5.20	Delisting and Relisting	B-34
5.21	Environmental Obligations	B-34
ARTICLE 6 CONDITIONS TO THE MERGER		B-35
6.1	Conditions to Obligations of Each Party to Effect the Merger	B-35
6.2	Additional Conditions to the Obligations of Parent and Merger Sub	B-35
6.3	Additional Conditions to Obligations of the Company	B-36
Annex B-ii

Annex B Page No
ARTICLE 7 SURVIVAL OF REPRESENTATIONS, WARRANTIES, COVENANTS AND AGREEMENTS; INDEMNIFICATION		B-37
7.1	Survival of Representations, Warranties, Covenants and Agreements	B-37
7.2	Indemnification by the Selling Securityholders	B-37
7.3	Indemnification by the Parent	B-38
7.4	Limitations	B-38
7.5	Indemnification Procedures; Third Party Claims	B-39
7.6	No Contribution	B-43
7.7	No Claim Against Trust Account	B-43
7.8	Exclusive Remedy	B-43
ARTICLE 8 TERMINATION, AMENDMENT AND WAIVER		B-44
8.1	Termination	B-44
8.2	Effect of Termination	B-45
ARTICLE 9 MISCELLANEOUS PROVISIONS		B-45
9.1	Notices	B-45
9.2	Entire Agreement	B-46
9.3	Third Party Beneficiaries	B-46
9.4	No Assignment; Binding Effect	B-46
9.5	Headings	B-46
9.6	Invalid Provisions	B-46
9.7	Governing Law	B-47
9.8	Waiver of Trial by Jury	B-47
9.9	Jurisdiction	B-47
9.10	Counterparts	B-47
9.11	Amendment and Modification	B-47
9.12	Extension; Waiver	B-47
9.13	Selling Securityholders’ Representative of the Selling Securityholders Power of Attorney	B-48
9.14	Made Available	B-49
9.15	No Presumption Against Drafting Party	B-49
9.16	Protected Communications	B-49
9.17	Managing Member Expense Fund	B-50
ARTICLE 10 DEFINITIONS		B-50
10.1	Definitions	B-50
10.2	Construction	B-62

Annex B-iii

TABLE OF EXHIBITS AND PRINCIPLE SCHEDULES

Exhibit A-1	Form of Joinder Agreement
Exhibit A-2	Form of Member Written Approval
Exhibit B	Form of Certificate of Merger
Exhibit C	Permitted Liens
Exhibit D	Form of Letter of Transmittal
Exhibit E	Form of Company Officer’s Certificate
Exhibit F	Form of Escrow Agreement
Exhibit G	Form of Parent Officer’s Certificate
Exhibit 1.13	Form of Estimated Closing Net Working Capital
Schedule A-1	Identified Employees
Schedule A-2	Company Employees with Knowledge
Schedule A-3	Parent Executives with Knowledge
Schedule 1.15	Allocation Schedule

Annex B-iv

AGREEMENT AND PLAN OF MERGER

This AGREEMENT AND PLAN OF MERGER (this “Agreement”) is effective as of March 12, 2021, by and among Greenrose Acquisition Corp., a Delaware corporation (“Parent”), GNRS CT Merger Sub, LLC, a Connecticut limited liability company and wholly-owned subsidiary of Parent (“Merger Sub”), Theraplant, LLC, a Connecticut limited liability (the “Company”), acting by and through its Steering Committee, and Shareholder Representative Services LLC, a Colorado limited liability company solely in its capacity as the representative of the Selling Securityholders (the “Selling Securityholders’ Representative”). Capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings set forth in Article 10.

RECITALS

WHEREAS. the boards of directors of each of the Parent and Merger Sub, and the Company Managing Members, have unanimously (i) determined that the merger of Merger Sub with and into the Company (the “Merger”) is advisable and fair to, and in the best interests of, their respective equity holders and (ii) approved the Merger upon the terms and subject to the conditions set forth in this Agreement pursuant to the applicable provisions of the Delaware General Corporation Law (the “DGCL”), Connecticut General Statutes Section 34-600, et seq., and the Connecticut Uniform Limited Liability Act (the “CT Act”), as applicable.

WHEREAS, as a condition and inducement to the willingness of Parent and Merger Sub to enter into this Agreement and concurrent with the execution and delivery of this Agreement, the Identified Employees have entered into new employment arrangements (the “Employment Agreements”) including non-competition agreements, substantially in the form attached thereto (the “Non-Competition Agreements”), in each case with Parent or its designee, and to become effective at the Effective Time.

WHEREAS, immediately after the execution and delivery of this Agreement, the Principal Members will deliver an executed joinder agreement in the form of Exhibit A-1 (the “Joinder Agreements”), (i) which will incorporate by reference and attach an executed members’ written approval in the form of Exhibit A-2 adopting and approving the Merger and this Agreement (the “Member Written Approval”), and (ii) pursuant to which each Company Member party thereto will, among other things, (x) waive any rights of pre-emption, purchase option rights, investors’ rights, transfer restriction rights, rights of first notice, negotiation, offer or refusal, rights of approval or other similar rights or restrictions in connection with the Transactions under Applicable Laws, the Company Charter, the Company Operating Agreement, applicable Contracts and otherwise, (y) accept and agree to the terms of the Merger and this Agreement, including the indemnification obligations and waiver of claims against the Trust Account hereunder, as though a party hereto, and (z) appoint Shareholder Representative Services LLC as the initial Selling Securityholders’ Representative for the purposes set forth herein.

NOW, THEREFORE, in consideration of the premises, and the covenants, promises, representations and warranties set forth herein, and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged by the parties), intending to be legally bound hereby, the parties hereby agree as follows:

ARTICLE 1
THE MERGER

1.1 The Merger. At the Effective Time and upon the terms and subject to the conditions of this Agreement and the provisions of Applicable Laws, Merger Sub shall be merged with and into the Company, the separate corporate existence of Merger Sub shall cease, and the Company shall continue as the surviving corporation and as a wholly-owned subsidiary of Parent. For times and periods after the Effective Time, the surviving corporation after the Merger is sometimes referred to herein as the “Surviving Corporation.”

1.2 Effective Time. Unless this Agreement is earlier terminated pursuant to Section 8.1, the closing of the Merger (the “Closing”) will take place as promptly as reasonably practicable, but no later than two (2) Business Days following satisfaction or waiver of the conditions set forth in Article 6, shall take place remotely via the exchange of documents and signatures, unless another manner or time is agreed to by Parent and the Company. The date on which the Closing occurs is herein referred to as the “Closing Date.” At the Closing, the parties shall deliver the agreements, certificates, and other instruments and documents required to be delivered at or prior to the Closing pursuant to Article 6. On the Closing Date, the parties shall cause the Merger to be consummated by filing a Certificate of Merger, in

Annex B-1

substantially the form attached hereto as Exhibit B (the “Certificate of Merger”), with the Secretary of State of the State of Connecticut in accordance with the CT Act (the time of acceptance by the Secretary of State of the State of Connecticut of such filing or such later time as may be agreed to by the parties and set forth in such filing for the effectiveness of the Merger being referred to herein as the “Effective Time”).

1.3 Effect of the Merger on Constituent Corporations. At the Effective Time, the effect of the Merger shall be as provided in the applicable provisions of the CT Act. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, all the property, rights, privileges, powers and franchises of Merger Sub and the Company shall vest in the Surviving Corporation, and all debts, liabilities, obligations, restrictions, disabilities and duties of Merger Sub and the Company shall become the debts, liabilities, obligations, restrictions, disabilities and duties of the Surviving Corporation.

1.4 Certificate of Organization and Operating Agreement of Surviving Corporation. At the Effective Time, by virtue of the Merger, the certificate of organization of the Surviving Corporation shall be amended and restated to be identical to the form of the certificate of organization of Merger Sub, except that all references to Merger Sub shall refer to the Surviving Corporation, as in effect immediately prior to the Effective Time, and as so amended and restated, shall be the certificate of organization of the Surviving Corporation until thereafter amended as provided therein and in accordance with Applicable Laws. From and after the Effective Time, the operating agreement of the Surviving Corporation as in effect immediately prior to the Effective Time shall be amended and restated to be identical to the form of the operating agreement of Merger Sub as in effect immediately prior to the Effective Time, except that all references to Merger Sub shall refer to the Surviving Corporation, and as so amended, shall be the operating agreement of the Surviving Corporation, until thereafter amended as provided therein and in accordance with Applicable Laws.

1.5 Managers and Officers of Surviving Corporation. The managers of Merger Sub immediately prior to the Effective Time shall be the managers of the Surviving Corporation at the Effective Time, each to hold office in accordance with the certificate of organization and operating agreement of the Surviving Corporation. The officers of the Company immediately prior to the Effective Time shall be the officers of the Surviving Corporation, each to hold office in accordance with the operating agreement of the Surviving Corporation. In addition, unless otherwise determined by Parent prior to the Effective Time, Parent, the Company and the Surviving Corporation shall cause the managers and officers of Merger Sub immediately prior to the Effective Time to be the managers and officers, respectively, of each of the Company Subsidiaries immediately after the Effective Time, each to hold office as a manager or officer of each such Company Subsidiary in accordance with the provisions of the laws of the respective jurisdiction of organization and the respective operating agreement or equivalent organizational documents of each such Company Subsidiary.

1.6 Aggregate Consideration. The aggregate amount (including any amounts withheld pursuant to Section 1.13) of consideration to be paid or issued by Parent in respect of all Company Units shall be an amount (the “Aggregate Consideration”) equal to the sum of the amounts set forth in the following subsections (a) through (e):

(a) an amount equal to (i) One Hundred Million Dollars ($100,000,000), minus (ii) the Escrow Amount, minus (iii) the Expense Amount, minus (iv) the Managing Member Expense Amount (such amount, the “Initial Consideration”);

(b) an amount equal to the difference between the Estimated Closing Net Working Capital, as determined in accordance with Section 1.13, and the Base Net Working Capital, to the extent a positive number, if any;

(c) the amount released from the Escrow Fund pursuant to Section 7.5(a), if any;

(d) the amount released from the Expense Fund pursuant to Section 9.13(c), if any; and

(e) the amount released from the Managing Member Expense Fund pursuant to Section 9.17, if any.

1.7 Conversion at Effective Time. On the terms and subject to the conditions of this Agreement, at the Effective Time, by virtue of the Merger and without any action on the part of Parent, Merger Sub, the Company or the holder of any of the Company Units, the following shall occur automatically (except as expressly provided otherwise):

(a) Company Units. Each Company Unit issued and outstanding immediately prior to the Effective Time shall be cancelled and extinguished and converted into the right to receive cash (without interest thereon) in accordance with the terms hereof.

Annex B-2

(b) Equity of Merger Sub. The units of Merger Sub issued and outstanding immediately prior to the Effective Time shall be converted into and exchanged for one hundred percent (100%) of the units of the Surviving Corporation. From and after the Effective Time, each unit certificate of Merger Sub evidencing ownership of any such units shall continue to evidence ownership of such units of membership interests of the Surviving Corporation.

1.8 RESERVED.

1.9 Calculation of Initial Consideration; Delivery of Closing Payment Certificate and Allocation Certificate. Five (5) Business Days prior to the Closing Date, the Company shall deliver a spreadsheet (the “Closing Payment Certificate”) setting forth each of the following items and certified by a Company Managing Member to be true and correct:

(i) the Initial Consideration;

(ii) the Capitalization Table; and

(iii) the Allocation Certificate for the Initial Consideration.

Upon receipt of the Closing Payment Certificate, Parent will be entitled to review, make reasonable inquiries and request reasonable supporting documentations, and comment on the Closing Payment Certificate, and the Company shall consider Parent’s comments in good faith and deliver an updated Closing Payment Certificate to Parent no later than two (2) Business Days prior to the Closing Date to reflect the applicable revisions to the Closing Payment Certificate.

1.10 Closing Payments; Payment Procedures.

(a) Closing Payments.

(i) On the Closing Date, Parent shall deliver to the Paying Agent a letter authorizing the Paying Agent to remit payment by wire transfer of immediately available funds from the Trust Account an amount equal to the aggregate cash portion of the Initial Consideration payable to the Selling Securityholders pursuant to Section 1.7(a) in exchange for all Company Units.

(ii) On the Closing Date, Parent shall deliver the Escrow Amount to the Escrow Agent by wire transfer of immediately available funds, for deposit in the Escrow Fund (which shall be held and distributed in accordance with the terms of Article 7).

(iii) On the Closing Date, Parent shall deliver the Expense Amount to the Selling Securityholders’ Representative by wire transfer of immediately available funds, for deposit in the Expense Fund (which shall be held and distributed in accordance with Section 9.13(c)).

(iv) On the Closing Date, Parent shall deliver the Managing Member Expense Amount to the Company Managing Members serving in such capacity as of the date immediately preceding the Closing Date by wire transfer of immediately available funds, for deposit in the Managing Member Expense Fund (which shall be held and distributed in accordance with Section 9.17).

(b) Exchange Procedures. As soon as reasonably practicable after the Effective Time, but in no event more than five (5) Business Days thereafter, Parent or the Surviving Corporation shall cause the Paying Agent to mail to each holder of record as set forth in the Company Operating Agreement of Company Units that were converted into the right to receive the cash payment pursuant to Section 1.7(a) at the address provided by the Company in the Closing Payment Certificate: (1) a letter of transmittal in substantially the form as attached hereto as Exhibit D (the “Letter of Transmittal”)), and (2) instructions for use in effecting the surrender of the Company Units in exchange for the applicable cash amount set forth on the Closing Payment Certificate. Upon surrender of the Company Units for cancellation to the Paying Agent or to such other agent or agents as may be appointed by Parent, together with such Letter of Transmittal and any required Form W-9 or Form W-8, duly completed and validly executed in accordance with the instructions thereto (including all required deliverables), the holder of such Company Units shall be entitled to receive from the Paying Agent, upon surrender thereof, the cash amount to which such holder is entitled pursuant to Section 1.7 as set forth on the Closing Payment Certificate, and any Company Units so surrendered shall be canceled.

Annex B-3

Until surrendered, each outstanding Company Unit will be deemed from and after the Effective Time, for all corporate purposes to evidence only the right to receive the cash amount (without interest) into which such Company Units shall have been so converted pursuant to Section 1.7.

(c) Transfers of Ownership. If any cash amounts are to be disbursed pursuant to Section 1.7 in accordance with the Closing Payment Certificate to any person other than the person or entity whose name is registered in the Company Operating Agreement surrendered in exchange therefore, it will be a condition of the issuance or delivery thereof that (i) the Company Member requesting such disbursal shall provide Parent with such documentation reasonably requested by Parent to properly evidence such transfer, and (ii) the Person requesting such payment will have paid to Parent, or any agent designated by it, any transfer or other Taxes required by reason of the issuance of payment in any name other than that of the registered holder of the Company Units surrendered, or established to the reasonable satisfaction of Parent or any agent designated by it that such Tax has been paid or is not payable.

(d) No Interest. No interest will be paid or accrue for the benefit of any holder of Company Units or any Aggregate Consideration, or other amounts payable under this Article 1.

(e) Paying Agent to Return Cash Consideration. At any time following the last day of the sixth (6th) month following the Effective Time, Parent shall be entitled to require the Paying Agent to deliver to Parent (or the Trust Account), or its designated successor or assign all cash amounts that have been deposited with the Paying Agent pursuant to Section 1.10(a) hereof, and any and all interest thereon or other income or proceeds thereof, not disbursed to the holders of Company Units pursuant to Section 1.10(b) hereof, and thereafter the holders of Company Units shall be entitled to look only to Parent and only as general creditors thereof with respect to any and all cash amounts that may be payable to such holders of Company Units pursuant to Section 1.10(b) hereof upon the due surrender of such Company Units and duly executed Letter of Transmittal and other required documents in the manner set forth in Section 1.10(b) hereof. No interest shall be payable for the cash amounts delivered to Parent pursuant to the provisions of this Section 1.10(e) and which are subsequently delivered to the holders of Company Units.

(f) No Liability or Obligation. Notwithstanding anything to the contrary in this Section 1.10, neither Parent, the Paying Agent, the Surviving Corporation, nor any party hereto shall be liable or have any other obligation in respect of any Aggregate Consideration and any other amounts payable under this Agreement for any amount properly paid to a public official pursuant to any applicable abandoned property, escheat or similar Law pursuant to its withholding rights set forth in Section 1.13.

1.11 No Further Ownership Rights. The cash amounts paid, as applicable, in respect of the surrender of Company Units in accordance with the terms hereof shall be deemed to be in full satisfaction of all rights pertaining to such Company Units. From and after the Effective Time, the holders of Company Units shall cease to have any rights with respect to Company Units represented thereby, except as otherwise set forth herein or by Applicable Laws. At the Effective Time, the stock transfer books of the Company shall be closed and there shall be no further registration of transfers of any Company Units thereafter on the records of the Company. If, after the Effective Time, a Company Unit is presented to the Surviving Corporation, it shall be cancelled and exchanged as set forth in Section 1.7 and this Section 1.11.

1.12 RESERVED.

1.13 Net Working Capital Adjustment.

(a) Determination of Estimated Closing Net Working Capital. Not less than five (5) Business Days prior to the Closing Date, the Company shall prepare and deliver to Parent a reasonably detailed statement setting forth the calculation of the estimated Net Working Capital as of immediately prior to the Closing, without taking into account any of the transactions occurring as part of the Closing (the “Estimated Closing Net Working Capital”), which shall be prepared in accordance with Exhibit 1.13. To assist Parent in its review of the above calculations, the Company shall make available to Parent and its representatives such information and in such detail used in connection therewith as is reasonably requested by Parent.

Annex B-4

(b) Determination of Final Post-Closing Adjustments.

(i) As soon as practicable after the Closing Date, but in any event within ninety (90) calendar days following the Closing Date, subject to Parent’s right to request the consent of the Selling Securityholders’ Representative for up to an additional thirty (30) calendar days, such consent not to be unreasonably withheld, Parent shall prepare and deliver to the Selling Securityholders’ Representative a reasonably detailed statement setting for the calculation of the Net Working Capital as of immediately prior to the Closing, without taking into account any of the transactions occurring as part of the Closing (as finally determined pursuant to this Section 1.13, the “Final Closing Net Working Capital”), which shall be prepared in accordance with GAAP consistently applied by the Company and in a manner consistent with the preparation of the Estimated Closing Net Working Capital and the methodology set forth on Exhibit 1.13. If the Selling Securityholders’ Representative disputes the Final Closing Net Working Capital as determined by Parent, then the Selling Securityholders’ Representative shall deliver to Parent a written statement (the “Dispute Notice”) describing with reasonable detail the basis for any such dispute within thirty (30) calendar days after receiving the statement calculating the Final Closing Net Working Capital. If the Selling Securityholders’ Representative does not deliver the Dispute Notice to Parent within such thirty (30) calendar day period, then the determination of the Final Closing Net Working Capital shall be deemed final and accepted by the Selling Securityholders. Parent, the Surviving Corporation and the Selling Securityholders’ Representative will use reasonable efforts and act in good faith to resolve any such dispute themselves. If such dispute is not finally resolved within thirty (30) calendar days after Parent’s receipt of the Dispute Notice, either Parent or the Selling Securityholders’ Representative may thereafter cause such nationally recognized firm of independent certified public accountants with nationwide audit, accounting and valuation practices as to which the Selling Securityholders’ Representative and Parent agree in writing (the “Independent Accountant”) to review this Agreement promptly and the disputed items or amounts in determining the Final Closing Net Working Capital. The Selling Securityholders’ Representative, Surviving Corporation and the Parent, as applicable, will provide the accounting firm access to the books and records of Parent and/or Surviving Corporation and their Affiliates related to the calculation of the Final Closing Net Working Capital. The Independent Accountant shall act as an expert not as an arbitrator. Within ten (10) calendar days after submission to the Independent Accountant for resolution. Parent and the Selling Securityholders’ Representative shall each submit a written brief that indicates their position on each disputed matter and each such party’s determination of the amount of the Final Closing Net Working Capital. The Independent Accountant shall make a written determination on each disputed matter no later than thirty (30) calendar days after submission to the Independent Accountant for resolution. Such determination for each disputed matter shall be bounded by the amount proposed by Parent and the amount proposed by the Selling Securityholders’ Representative. The proposed Final Closing Net Working Capital will be revised as appropriate to reflect the resolution of any such claims pursuant to this Section 1.13. The fees and disbursements of the Independent Accountant shall be paid by Parent, on the one hand, and the Selling Securityholders, on the other hand, on an inversely proportional basis, based upon the relative difference between the amounts in dispute that have been submitted to the Independent Accountant and the Independent Accountant’s final calculations. Solely by way of example, if Parent claimed that Final Closing Net Working Capital is One Million Dollars ($1,000,000), the Selling Securityholders’ Representative claimed in the Dispute Notice that Final Closing Net Working Capital is One Million Five Hundred Thousand Dollars ($1,500,000), and the Independent Accountant determines that Final Closing Net Working Capital is One Million One Hundred Thousand Dollars ($1,100,000), then Parent shall pay twenty percent (20%) of the Independent Accountant’s fees and disbursements and the Selling Securityholders shall pay eighty percent (80%) of the Independent Accountant’s fees and disbursements. Parent and the Selling Securityholders’ Representative shall each pay their own fees and expenses related to such determination.

(ii) Parent and the Surviving Corporation will provide the Selling Securityholders’ Representative and his, her or its legal, accounting and/or financial advisors with reasonable access during normal business hours to all materials related to the preparation of and proper calculation of the Final Closing Net Working Capital, and shall make their financial staff and advisors available to the Selling Securityholders’ Representative and his, her or its legal, accounting and/or financial advisors and to the Independent Accountant at any reasonable time during the review by the Selling Securityholders’ Representative of the Final Closing Net Working Capital and the resolution by Parent and the Selling Securityholders’ Representative and/or the Independent Accountant of any objections thereto. Access to any work papers or analyses provided by Parent’s advisors shall be subject to their customary protocols for such access.

Annex B-5

(c) Application of Final Post-Closing Adjustments.

(i) If the Final Closing Net Working Capital, as finally determined, is less than the Estimated Closing Net Working Capital, then within five (5) calendar days after the Final Closing Net Working Capital is determined, the Selling Securityholders’ Representative and Parent shall cause such difference to be paid to Parent by executing and delivering to the Escrow Agent a joint written instruction as required by the Escrow Agreement directing the Escrow Agent to disburse such amount from the Escrow Fund to Parent.

(ii) If the Final Closing Net Working Capital, as finally determined, is more than the Estimated Closing Net Working Capital, then Parent shall pay or cause to be paid to the Selling Securityholders each of their respective Allocated Portion of the entire amount of the difference between the Final Closing Net Working Capital and the Estimated Closing Net Working Capital by wire transfer of immediately available funds in accordance with the Allocation Certificate, as updated by the Selling Securityholders’ Representative no later than five (5) calendar days after the final determination of the Final Closing Net Working Capital in accordance with this Section 1.13.

(d) Prorations. Except as provided in the Final Closing Net Working Capital, all payments made by the Company for services, rent and other charges or expenses paid or payable with respect to the Company shall be prorated as of the Effective Time so that all such payments, prepayments or expenses attributable to the period ending as of the Effective Time shall be for the account of the Company, and all such payments, prepayments and expenses attributable to the period commencing with and following the Effective Time shall be for the account of Parent. Any prepayments existing as of the Effective Time shall accrue as part of the Final Net Working Capital.

(e) No Further Claim. After the determination of the Final Closing Net Working Capital and the payment of any adjustments contemplated by Section 1.13(c), no party shall have the right to make any claim based on the Net Working Capital as of the Effective Time (even if subsequent events or subsequently discovered facts would have affected the calculation of the Net Working Capital had such subsequent events or subsequently discovered facts been known at the time of the Closing), other than as a result of fraud or manifest error.

(f) Adjustments for Tax Purposes. Any payments made pursuant hereto shall be treated as an adjustment to the Aggregate Consideration by the parties for Tax purposes, unless otherwise required by Applicable Law.

1.14 Withholding Taxes. Each of Parent, Merger Sub, the Escrow Agent and the Paying Agent shall be entitled to deduct and withhold from the consideration any amount otherwise payable in connection with the Transactions such amounts as Parent, Merger Sub, the Escrow Agent or the Paying Agent is required to deduct and withhold under the Code or any provision of state, local or foreign Applicable Law with respect to any Person entitled to receive Aggregate Consideration or payments pursuant to the terms of this Agreement; provided such amounts are actually paid over to the applicable Tax Authority. To the extent that amounts are so deducted or withheld by Parent, Merger Sub, the Escrow Agent or the Paying Agent, such deducted or withheld amounts shall be treated for all purposes of this Agreement as having been paid to the Person entitled to receive the applicable payment pursuant to the terms of this Agreement in respect of whom such deduction and withholding was made by Parent, Merger Sub, the Escrow Agent or the Paying Agent.

1.15 Tax Treatment; Allocation of the Aggregate Consideration.

(a) As more fully described below, for applicable Tax purposes, the Transaction shall be treated with respect to the Company Members as a transfer of their respective Company Units, and with respect to the Parent and Merger Sub as an acquisition of Company’s assets in accordance with Revenue Ruling 99-6.

(b) For federal income tax purposes, the parties shall treat the Parent’s acquisition of all of the issued and outstanding Company Units as a taxable sale of the Company Units by the Selling Securityholders and a taxable purchase of the Company’s assets and assumption of Company’s liabilities by Parent with respect to the Aggregate Consideration. Within sixty (60) days after the Aggregate Consideration has been finally determined, Parent shall provide to the Selling Securityholders’ Representative a proposed allocation of the Aggregate Consideration, assumed liabilities for U.S. federal income Tax purposes, any other amounts treated as consideration for U.S. federal income Tax purposes and/or any other relevant items among the assets of the Company (the “Allocation Schedule”) based on the methodology as shown on Schedule 1.15. The Selling Securityholders’ Representative will review the Allocation Schedule and, to the extent the Selling Securityholders’ Representative in good faith disagrees with the content of the Allocation Schedule,

Annex B-6

the Selling Securityholders’ Representative will, within ten (10) days after receipt, provide written notice to Parent of such disagreement. The selling Securityholders’ Representative and Parent will attempt in good faith to resolve any such disagreement. If the Selling Securityholders’ Representative and Parent are unable to reach a good faith agreement as to the content of the Allocation Schedule within ninety (90) days after the Aggregate Consideration has been finally determined, such dispute shall be resolved by the Independent Accountant, whose determination with respect to the Allocation Schedule shall be made within thirty (30) days of their appointment to resolve such dispute. The Selling Securityholders’ Representative, Surviving Corporation and the Parent, as applicable, will provide the Independent Accountant access to the books and records of Parent and/or Surviving Corporation and their Affiliates related to the determination of the Allocation Schedule. The Independent Accountant shall act as an expert not as an arbitrator. Within ten (10) calendar days after submission to the Independent Accountant for resolution, Parent and the Selling Securityholders’ Representative shall each submit a written brief that indicates their position on each disputed matter and each such party’s determination of the Allocation Schedule. The Independent Accountant shall make a written determination on each disputed matter no later than thirty (30) calendar days after submission to the Independent Accountant for resolution. Such determination for each disputed matter shall be bounded by the amount proposed by Parent and the amount proposed by the Selling Securityholders’ Representative. The proposed Allocation Schedule will be revised as appropriate to reflect the resolution of any such claims pursuant to this Section 1.15. The fees and disbursements of the Independent Accountant shall be paid by Parent, on the one hand, and the Selling Securityholders, on the other hand, on an inversely proportional basis, based upon the relative difference between the amounts in dispute that have been submitted to the Independent Accountant and the Independent Accountant’s final calculations. Solely by way of example, if Parent claimed that an item on the Allocation Schedule is One Million Dollars ($1,000,000), the Selling Securityholders’ Representative claimed in the Dispute Notice that such item is One Million Five Hundred Thousand Dollars ($1,500,000), and the Independent Accountant determines that such item is One Million One Hundred Thousand Dollars ($1,100,000), then Parent shall pay twenty percent (20%) of the Independent Accountant’s fees and disbursements and the Selling Securityholders shall pay eighty percent (80%) of the Independent Accountant’s fees and disbursements. Parent and the Selling Securityholders’ Representative shall each pay their own fees and expenses related to such determination. No party hereto shall take any position or file any Tax Return inconsistent with the Allocation Schedule.

1.16 Taking of Necessary Actions; Further Actions. If, at any time after the Effective Time, any further action is necessary or desirable to carry out the purposes of this Agreement and to vest the Surviving Corporation with full right, title and possession to all assets, property, rights, privileges, powers and franchises of the Company, the officers and directors of Parent, the Company and the Surviving Corporation are fully authorized in the name of their respective entities or otherwise to take, and will take, all such lawful and necessary action, so long as such action is not inconsistent with this Agreement.

ARTICLE 2

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company hereby represents and warrants that, to the knowledge of the Company, each of the statements in this Article 2 is true, correct and complete as of the date hereof and shall be true and correct as of the Closing Date (except for such representations and warranties made only as of a specific date), subject only to such exceptions as are specifically disclosed with respect to specific numbered sections and lettered subsections of this Article 2 in the disclosure schedule, delivered herewith and dated as of the date hereof, and organized with corresponding numbered sections and lettered subsections (the “Company Disclosure Schedule”), it being agreed that any matter disclosed pursuant to any section of the Company Disclosure Schedule shall be deemed disclosed for purposes of any other section of the Company Disclosure Schedule to the extent the applicability of the disclosure to such other section is readily apparent on the face of such disclosure.

2.1 Organization and Qualification. The Company is a limited liability duly organized, validly existing and in good standing under the Laws of the State of Connecticut, and has full limited liability company power and authority to conduct its business as presently conducted and to own, use, license, lease and operate its Assets. The Company is not qualified, licensed or admitted to do business as a foreign corporation in any other jurisdiction. The Company is not in violation of any of the provisions of its Charter Documents and such Charter Documents are in full force and effect. Section 2.1 of the Company Disclosure Schedule sets forth each jurisdiction where the Company and the Company Subsidiaries are so qualified, licensed or admitted to do business and separately lists each other state, province or country in which the Company and any Company Subsidiary owns, uses, licenses or leases its respective Assets, or conducts business or has employees or engages independent contractors.

Annex B-7

2.2 Authorization. Subject only to the Requisite Member Vote, the Company has full limited liability company power and authority to execute and deliver this Agreement and the Ancillary Agreements to which the Company is or, at the Closing, will become a party (each, a “Company Ancillary Agreement”), to perform its obligations hereunder and thereunder and to consummate the Transactions. Except for obtaining the Requisite Member Vote, no other corporate proceedings on the part of the Company are necessary to authorize the execution, delivery and performance by the Company of this Agreement and each Company Ancillary Agreement, or to consummate the Transactions. The Managing Members of the Company (the “Company Managing Members”) in compliance with the Company Operating Agreement and the CT Act have duly and validly (i) adopted and approved this Agreement and the Company Ancillary Agreements, and the execution, delivery and performance by the Company of its obligations hereunder and thereunder, (ii) declared the advisability of this Agreement and the Company Ancillary Agreements and (iii) resolved to recommend that the Company Members approve this Agreement, the Company Ancillary Agreements and the Merger, and none of the aforesaid actions by the Company Managing Members has been amended, rescinded or modified, and no other action on the part of the Company Managing Members is required to authorize the execution, delivery and performance of this Agreement and the Company Ancillary Agreement and the consummation of the Transactions. This Agreement has been, and the Company Ancillary Agreements have been or will be, as applicable, duly and validly executed and delivered by the Company and, assuming the due authorization, execution and delivery hereof (and, in the case of the Company Ancillary Agreement, thereof) by Parent and/or the other parties thereto, each constitutes or will constitute, as applicable, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar Laws relating to the enforcement of creditors’ rights generally and by general principles of equity.

2.3 Capital Equity.

(a) The authorized capital equity of the Company consists of a total of Five Million Units, comprised of: (i) One Hundred Ten Thousand (110,000) units designated as Founders Units (the “Founders Units”), of which One Hundred Ten Thousand (110,000) Founders Units are issued and outstanding as of the date of this Agreement; (ii) Forty-Two Thousand Seven Hundred Sixty-One (42,761) units designated as Series A Units (the “Series A Units”), of which Forty-Two Thousand Seven Hundred Sixty-One (42,761) Series A Units are issued and outstanding as of the date of this Agreement; (iii) Five Thousand (5,000) units designated as Service Units (the “Service Units”), of which Zero (0) Service Units are issued and outstanding as of the date of this Agreement; (iv) Seventy-Five Thousand (75,000) units designated as Series R Reward Units (the “Reward Units”), of which Fifty-Four Thousand (54,000) Reward Units are issued and outstanding as of the date of this Agreement and (v) Four Million Seven Hundred Sixty-Seven Thousand Two Hundred Thirty-Nine (4,767,239) undesignated units (the “Undesignated Units,” together with the Founders Units, the Series A Units, the Service Units and the Reward Units, collectively, “Company Units”), none of which are issued and outstanding as of the date of this Agreement. The Capitalization Table sets forth the record and beneficial owners of each class or series of Company Units, which constitute all of the outstanding capital equity of the Company.

(b) Except for the Company Units as set forth on the Capitalization Table and the capital equity of the Company Subsidiaries set forth in Section 2.4(a) of the Company Disclosure Schedule, (i) the Company and each Company Subsidiary has not issued or granted, and has not agreed to and is not obligated to issue or grant, any capital equity or other Equity Interest, (ii) there are no outstanding subscriptions, unit options, unit appreciation rights, phantom units, deferred units, performance units, restricted units or other compensatory equity or equity-linked awards, in any case, with respect to any security of or interest in the Company or any Company Subsidiary that have not expired or are otherwise terminated as of the date hereof (together, “Equity Awards”), (iii) warrants, rights, preemptive rights or other contracts, commitments, understandings, plans or arrangements, including any right of conversion or exchange under any outstanding security, instrument or agreement, obligating the Company or any Company Subsidiary to issue or sell any capital equity or to grant, extend or enter into any option with respect thereto, and (iv) the Company is not a party to any agreement, arrangement or understanding (written or oral) under which it is obligated to issue or grant any Equity Award.

(c) The Closing Payment Certificate includes a spreadsheet (the “Capitalization Table”), including a true, correct and complete list of all Company Members and their respective addresses, indicating whether such holder is an employee or not an employee of the Company, the number of Company Units held by such persons, the date of acquisition of such units, and such other information relevant thereto or which Parent may reasonably request.

Annex B-8

(d) Each outstanding unit of capital equity or other Equity Interest of the Company, including each Company Unit: (i) has been duly authorized, validly issued, fully paid and is nonassessable, free and clear of any Lien and (ii) has been offered, sold and delivered by the Company in compliance with all Applicable Laws and any applicable contractual restrictions.

(e) Section 2.3(e) of the Company Disclosure Schedule lists all Contracts, including, all operating agreements, investors rights agreements, voting agreements, voting trusts, preemptive rights, rights of first offer, rights of first refusal and co-sale agreements, rights of first negotiation, rights to notice of an Acquisition Proposal from a third party, management rights agreements, complete and correct copies of which have been made available to Parent, to which the Company or any Company Subsidiary is a party or by which its properties or assets are bound that entitle any Person to any right of first offer, first refusal, first negotiation, notice, vote, novation, waiver, consent, approval, registration, dividend right of, as the case may be, in connection with the Equity Interests or Assets of the Company and any Company Subsidiary or the Transactions.

(f) The Closing Payment Certificate and the Allocation Certificates when delivered will be, true, correct and complete in all respects and except for the payment of the amounts set forth therein, none of Parent, the Surviving Corporation or any of their respective Representatives will have any obligation to the Company Members with respect to the Company Units.

(g) Section 2.3(g) of the Company Disclosure Schedule sets forth a true, complete and correct list of all Indebtedness of the Company and each Company Subsidiary as of the date of this Agreement, identifying the creditor to which such Indebtedness is owed, the instrument under which Indebtedness is owed, and the amount of such Indebtedness as of the close of business on the date of this Agreement. With respect to each item of Indebtedness of the Company and each Company Subsidiary, the Company and the Company Subsidiaries are not in default and no payments are past due. Neither the Company nor any of the Company Subsidiaries has guaranteed or is responsible or has any Liability for any Indebtedness of any other Person, and neither the Company nor any of the Company Subsidiaries has guaranteed any other obligation of any other Person. The Company has not issued any promissory note or other Contract evidencing Indebtedness of the Company that is convertible into the right to receive any Company Units.

2.4 Subsidiaries.

(a) Section 2.4(a) of the Company Disclosure Schedule sets forth the name, jurisdiction of incorporation or organization and authorized and outstanding capital, and the record and beneficial owners of the outstanding capital equity of each Subsidiary of the Company (the “Company Subsidiaries”; each, a “Company Subsidiary”). Each Company Subsidiary is an entity duly organized, validly existing and in good standing (to the extent such concept or a comparable status is recognized) under the Applicable Laws of the jurisdiction of its organization and has full corporate power and authority to conduct its business as presently conducted and to own, use, license, lease and operate its Assets. Each Company Subsidiary is duly qualified, licensed or admitted to do business and is in good standing as a foreign corporation in each jurisdiction in which the ownership, use, licensing or leasing of its Assets, or the conduct or nature of its business, makes such qualification, licensing or admission necessary, except for such failures to be so duly qualified, licensed or admitted and in good standing that could not reasonably be expected to have a Company Material Adverse Effect. None of the Company Subsidiaries is in violation of any of the provisions of its Charter Documents and such Charter Documents are in full force and effect. All the outstanding Equity Interests of each Company Subsidiary have been duly authorized, are validly issued, are fully paid and non-assessable and are free of any preemptive rights in compliance with Applicable Laws, including valid exemptions from registration under the Securities Act and all other applicable securities Laws. The Company owns, directly or indirectly, all of the Equity Interests of each Company Subsidiary, free and clear of any Liens. There are no declared or accrued but unpaid dividends or other distributions with respect to any capital equity or other Equity Interests of any Company Subsidiary.

(b) Except as set forth in Section 2.4(b) of the Company Disclosure Schedule, the Company and each Company Subsidiary does not control, and has not since the Company’s or such Company Subsidiary’s, as applicable, inception controlled, directly or indirectly, any other corporation, or any limited liability company, partnership, joint venture, association or any other business entity, and the Company and each Company Subsidiary does not own any direct or indirect Equity Interest or other interest or any right (contingent or otherwise) or have any current or prospective obligation to acquire the same of, and has not at any time made any other material investment in, any other Person.

Annex B-9

2.5 Managing Members and Officers. The names of each Company Managing Member and officer of the Company and each Company Subsidiary on the date hereof, and his or her position with the Company and each Company Subsidiary, are listed in Section 2.5 of the Company Disclosure Schedule.

2.6 No Conflicts; Approvals; Requisite Member Vote.

(a) Except as set forth in Section 2.6(a) of the Company Disclosure Schedule, the execution and delivery by the Company of this Agreement and the Company Ancillary Agreements, and each of the Company Subsidiaries of the Ancillary Agreements to which such Company Subsidiary is a party, do not, and the performance by the Company of its obligations under this Agreement and the Company Ancillary Agreements and by each of Company Subsidiaries of its obligations under the Ancillary Agreements to which such Company Subsidiary is a party, and the consummation of the Transactions do not and will not:

(i) Conflict with or result in a violation or breach of any of the material terms, conditions or provisions of the Company’s or any Company Subsidiary’s Charter Documents;

(ii) Conflict with or result in a material violation or material breach of any Applicable Law or Order applicable to the Company, any Company Subsidiary or any of their respective material Assets; or

(iii) (A) Conflict with or result in a material violation or material breach of, (B) constitute a default (or an event that, with or without notice or lapse of time or both, would constitute a default) under, (C) require the Company or any Company Subsidiary to obtain any consent, approval or action of, make any filing with or give any notice to any Person as a result or under the terms of, (D) result in or give to any Person any right of termination, cancellation, acceleration or modification in or with respect to, (E) result in or give to any Person any additional right or entitlement to any increased, additional, accelerated or guaranteed payment or performance under, (F) result in the creation or imposition of (or the obligation to create or impose) any Lien upon the Company or any Company Subsidiary or any of their respective Assets under, or (G) result in the loss of any material benefit under, any Material Contract or Permit to which the Company or any Company Subsidiary is a party or by which any of the Company’s or any Company Subsidiary’s material Assets is bound.

(b) The only votes of the holders of any Company Units necessary to approve this Agreement, the Certificate of Merger, the Ancillary Agreements, the Merger and the other Transactions under Applicable Laws and the Company’s Charter Documents (collectively, the “Requisite Member Vote”) are those votes of the units representing at least sixty-six and seven-tenths percent (66.7%) of the outstanding Company Units as of the applicable record date.

(c) The Company Units owned by the Company Members listed in Section 2.6(c) of the Company Disclosure Schedule (the “Principal Members”) who, prior to execution of or within four (4) hours following the execution of this Agreement, shall have executed and delivered Joinder Agreements and the Member Written Approval, constitute Company Units representing (as of the applicable record date) at least seventy percent (70%) of the outstanding Company Units.

2.7 Charter Documents; Books and Records.

(a) The Company has prior to the execution of this Agreement made available to Parent true, correct and complete copies of the Charter Documents of the Company and each Company Subsidiary, each as amended through the date hereof.

(b) The Company has prior to the execution of this Agreement made available to Parent true, correct and complete copies of the minute books, unit record books and other similar records of the Company and each of its Subsidiaries. Since January 1, 2017, the minute books of the Company and its Subsidiaries contain true, correct and complete copies of all minutes of meetings of and actions by the Company Members or its Subsidiaries, the board of directors (or equivalent governing bodies) of the Company and each of its Subsidiaries, and accurately reflect all corporate actions of the Company and its Subsidiaries which are required by Applicable Laws or their respective Charter Documents to be passed upon by the Company Members or its Subsidiaries, and the board of directors (or equivalent governing bodies) of the Company and each of its Subsidiaries.

Annex B-10

2.8 Company Financials.

(a) Attached to Section 2.8(a) of the Company Disclosure Schedule is a true, correct and complete copy of the Company Financials. Such Company Financials are true, correct and complete in all material respects and have been prepared in accordance with the Books and Records of the Company and the Company’s accounting principles (subject to normal year-end adjustments and the absence of notes, which adjustments or notes will not be material in amount or significance). The Company Financials present fairly and accurately the financial condition and operating results of the Company and the Company Subsidiaries (including assets, liabilities, profit, loss and cash flows) as of the dates and during the periods indicated therein, all in accordance with GAAP (except, in the case of unaudited statements, as indicated in the notes thereto).

(b) The Company has since January 1, 2017 (i) made and kept true, correct and complete Books and Records and (ii) maintained, enforced and complied with internal accounting controls that have provided reasonable assurance that (A) transactions are (and have been) executed in accordance with management’s authorization, (B) transactions are (and have been) recorded as necessary to permit preparation of its financial statements and to maintain accountability for its assets, (C) access to its assets is (and has been) permitted only in accordance with management’s authorization, (D) the reported accountability for its assets is (and has been) compared with existing assets at reasonable intervals, (E) all material information related to such controls are (and has been) reported or otherwise made known to the Company Managing Members, (F) all material information concerning the Company is (and has been) recorded, processed, summarized and timely reported to the Company Managing Members, (G) all information required to be reported or reflected in the Company’s financial statements is (and has been) recorded, processed, summarized and timely reported to the Company Managing Members. Since January 1, 2017, there has been (i) no significant change in the Company’s internal controls over financial reporting, (ii) no significant deficiency or material weakness (or claim or allegation thereof) in the design or operation of the Company’s internal controls over financial reporting which would be reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information during any of the periods covered by the Company Financials, (iii) no fraud, whether or not material, involving the Company Managing Members or any other employee of the Company who has a significant role in the Company’s internal control over financial reporting and (iv) no change in any accounting policies, principles, methods or practices, including any change with respect to reserves (whether for bad debts, contingent liabilities or otherwise), of the Company. No audit firm has ever declined or indicated its inability to issue an opinion with respect to any financial statements of the Company.

(c) All of the accounts receivable, whether billed or unbilled, of the Company and the Company Subsidiaries arose in the ordinary course of business, are carried at values determined in accordance with the Company’s accounting principles, are not subject to any valid set-off or counterclaim, do not represent obligations for goods sold on consignment, on approval or on a sale-or-return basis or subject to any other repurchase or return arrangement and are collectible except to the extent of reserves therefor set forth in the Company Financials or, for receivables arising subsequent to the Last Balance Sheet Date, as reflected on the Books and Records (which receivables are recorded in accordance with the Company’s accounting principles). No Person has any Lien on any accounts receivable of the Company or any Company Subsidiary and no request or agreement for deduction or discount has been made with respect to any accounts receivable of the Company or any Company Subsidiary. Section 2.8(c) of the Company Disclosure Schedule sets forth the aging of the accounts receivable as of the Last Balance Sheet Date.

2.9 No Undisclosed Liabilities. Except as set forth in Section 2.9 of the Company Disclosure Schedule or to the extent adequately accrued or reserved against in the Last Balance Sheet, neither the Company nor any Company Subsidiary has any Liability (whether or not required to be disclosed in a consolidated balance sheet of the Company and its Subsidiaries or disclosed in the notes thereto), except for any Liability incurred in the ordinary course of business consistent with past practice since the Last Balance Sheet, that are not, individually or in the aggregate, material to the Company or any of its Subsidiaries. There are no off-balance sheet arrangements to which the Company or any Company Subsidiary is a party or otherwise involving the Company or any Company Subsidiary.

2.10 Absence of Changes.

(a) Since the Last Balance Sheet Date, the respective businesses and operations of the Company and the Company Subsidiaries have been conducted only in the ordinary course consistent with past practice.

(b) Since the Last Balance Sheet Date, no Company Material Adverse Effect has occurred.

Annex B-11

(c) Without limiting the foregoing, neither the Company, any Company Subsidiary nor any Person acting on behalf of the Company or any Company Subsidiary, nor any of their respective Affiliates has taken, or omitted to take, in each case since the Last Balance Sheet, any action that, if taken, or omitted to be taken after the date of this Agreement, would constitute a breach of Section 4.1.

2.11 Taxes.

(a) The Company and each Company Subsidiary has timely filed (taking into account any valid extensions) with the appropriate Tax Authority all income and other material Tax Returns required to be filed. All such Tax Returns are true, correct and complete in all material respects. All income Taxes and other material Taxes due and owing by the Company or any Company Subsidiary (whether or not shown on any Tax Returns) have been timely paid. All income Taxes and other material Taxes of the Company or any Company Subsidiary that are not yet due and owing have been properly accrued on the Company Financials or, with respect to periods not covered by the Company Financials, on the Books and Records of the Company or Company Subsidiary, in each case, in accordance with the Company’s accounting principles. Except as set forth in Section 2.11 of the Company Disclosure Schedules, neither the Company nor any Company Subsidiary is currently the beneficiary of any extension of time within which to file any Tax Return, nor has any such extension been requested. No written claim has ever been made by a Tax Authority in a jurisdiction where the Company or any Company Subsidiary does not file Tax Returns that it is or may be subject to taxation by that jurisdiction. Neither the Company nor any Company Subsidiary has ever had any nexus (within the meaning of the Applicable Law of any applicable state) with any jurisdiction where the Company (or the applicable Company Subsidiary as the case may be) does not, or did not at the applicable time, file a Tax Return which nexus could subject it to Tax in such jurisdiction.

(b) No deficiencies for Taxes of the Company or any Company Subsidiary have been claimed, proposed or assessed by any Tax Authority or other Governmental Authority. There are no pending or threatened audits, assessments or other actions for or relating to any liability in respect of Taxes of the Company (or any Company Subsidiary), and there are no matters under discussion between the Company (or any Company Subsidiary) and any Tax Authority or other Governmental Authority. The Company has made available to Parent true, correct and complete copies of all income Tax Returns and any other material Tax Returns of the Company and each Company Subsidiary (and their respective predecessors) and true, correct and complete copies of all examination reports and statements of deficiencies assessed against or agreed to by any of the Company or any Company Subsidiary (and any predecessors) for all tax years beginning on or after January 1, 2017. Neither the Company nor any Company Subsidiary has (nor has any predecessor) waived any statute of limitations in respect of Taxes (which waiver is still in effect) or agreed to any extension of time with respect to a Tax assessment or deficiency (which extension has not yet lapsed) nor has any request been made in writing for any such extension or waiver. No power of attorney with respect to any Taxes of the Company or any Company Subsidiary has been executed or filed with any Tax authority.

(c) There are no Liens for Taxes on any assets of the Company or any Company Subsidiary other than Liens for Taxes not yet due and payable.

(d) Neither the Company nor any Company Subsidiary is party to or bound by (i) any Tax sharing, Tax allocation, Tax indemnification or similar agreement or arrangement that will have continuing effect as of the Closing (other than commercial agreements entered into in the ordinary course of business that are not primarily related to Taxes), or (ii) any agreement or arrangement under which the Company or the Company Subsidiary could be (A) liable for any material Taxes or other claims of any party, or (B) required to make payment to another Person (other than the Company or the Company Subsidiary) for any Tax, in each case, except for commercial agreements entered into in the ordinary course of business that are not primarily related to Taxes.

(e) Neither the Company nor any Company Subsidiary has any liability for any Taxes of any other Person (i) under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or foreign law), (ii) as a transferee or successor, (iii) by contract or (iv) otherwise. Neither the Company nor any Company Subsidiary has ever been a member of any consolidated, combined, affiliated, aggregate or unitary group of persons for any Tax purpose.

(f) The Company is and at all times has been treated as a partnership for all U.S. federal and applicable state income Tax purposes. The Company Subsidiary is and at all times has been treated as a disregarded entity for all U.S. federal and applicable state income Tax purposes.

Annex B-12

(g) Neither the Company nor any Company Subsidiary (i) is a stockholder of a “controlled foreign corporation” as defined in Section 957 of the Code (or any similar provision of state, local or foreign law), or (ii) is a stockholder in a “passive foreign investment company” within the meaning of Section 1297 of the Code.

(h) Neither the Company nor any Company Subsidiary has ever entered into any transaction identified as a “reportable transaction” for purposes of Treasury Regulations §§ 1.6011-4(b).

(i) Neither the Company nor any Company Subsidiary has ever been a United States real property holding corporation within the meaning of Section 897(c)(2) of the Code during the applicable period specified in section 897(c)(1)(A)(ii) of the Code.

(j) Neither the Company nor any Company Subsidiary has requested or received a ruling from any Tax Authority.

(k) The Company has made available to Parent true, correct and complete copies of all agreements and other Contracts relating to Tax holidays or Tax incentives of the Company and each Company Subsidiary, as in effect as of the date of this Agreement. The Company, and each Company Subsidiary, is and up until immediately before the Closing will be, in compliance in all material respects, with all requirements for any applicable Tax holidays or Tax incentives.

(l) Notwithstanding anything that may be to the contrary herein, no representation or warranty is made with respect to any Taxes that may accrue in any taxable period (or portion of a taxable period) that begins after the Closing Date.

2.12 Legal Proceedings. Except as set forth in Section 2.12 of the Company Disclosure Schedule:

(a) There is no Action pending or threatened against, relating to or affecting the Company, any Company Subsidiary or any of their Assets, or any of their directors or officers with regard to their action as such;

(b) There is no Order outstanding or threatened against the Company or any Company Subsidiary;

(c) No Action seeking to prevent, hinder, modify, delay or challenge the Transactions has occurred (whether or not remaining pending) or is threatened; and

(d) There is no Action by the Company or any of the Company Subsidiaries pending, or which the Company or any of the Company Subsidiaries has commenced preparations to initiate, against any other Person.

2.13 Compliance with Laws, Orders and Permits

(a) The Company and each Company Subsidiary is, and at all times since January 1, 2017 has been, in compliance in all material respects with all Applicable Laws, except for Federal Cannabis Laws. Each of the Company and the Company Subsidiaries requires each of their respective employees and contractors to comply with such Applicable Laws. Neither the Company nor any Company Subsidiary has received written notice of any violation or alleged violation of any such Applicable Laws.

(b) The Company and each Company Subsidiary is and has at all times been, in possession of all authorizations, licenses, permits, certificates, approvals and clearances of any Governmental Authority necessary for the Company and each Company Subsidiary to own, lease and operate their respective properties or to conduct its business consistent with past practice (collectively, the “Permits”), a complete and correct list of which is set forth in Section 2.13(b) of the Company Disclosure Schedule and all of which are in full force and effect. All applications for or renewals of all such Permits have been timely filed and made and no suspension, cancellation, modification, revocation or nonrenewal of any such Permit has occurred, is pending or threatened. Assuming receipt of the approval of the Transactions from the Governmental Authorities set forth on Section 2.13(b) of the Company Disclosure Schedule, the Transactions will not affect the Company’s or any of the Company Subsidiaries’ ability to continue to have the use and benefit of all Permits and no such Permit will expire or be terminated, revoked, limited in scope or otherwise adversely affected as a result of the Transactions.

Annex B-13

(c) Except as set forth on Section 2.13(c) of the Company Disclosure Schedule, the Company and each Company Subsidiary is not and has never been a party to any Contract with any Governmental Authority, including any branch, division, agency or entity that is part of the United States or any state or local government, or any foreign government entity, agency, or instrumentality, including state-owned or state-controlled commercial entities. Except as set forth on Section 2.13(c) of the Company Disclosure Schedule, neither the Company nor any of the Company Subsidiaries has entered into any Contracts with any foundation or any public or private university, college, or other educational institution or research center.

(d) The Company and each Company Subsidiary has used commercially reasonable efforts to ensure that the Company or such Company Subsidiary does not: (a) distribute marijuana to minors; (b) direct revenue from the sale of marijuana to criminal enterprises, gangs, and cartels, or otherwise have any involvement with such groups; (c) divert marijuana from states where it is legal under state law in some form to other states; (d) use state-authorized marijuana activity as a cover or pretext for the trafficking of other illegal drugs or other illegal activity; or (e) use violence or firearms in the cultivation and distribution of marijuana.

(e) The Company and each of the Company Subsidiaries operate only in jurisdictions that have enacted laws legalizing cannabis. The Company and each Company Subsidiary is in compliance in all material respects with all applicable state and local laws and regulatory systems controlling the cultivation, harvesting, production, handling, storage, distribution, sale, and possession of cannabis. No Company Subsidiary imports or exports cannabis products from or to any foreign country.

2.14 Employee Benefit Plans; ERISA.

(a) Schedule 2.14(a) of the Company Disclosure Schedule sets forth each Plan. Neither the Company nor any ERISA Affiliate has in the last six (6) years contributed or has been obligated to contribute to any “employee pension plans” as defined in Section 3(2) of ERISA, subject to Title IV of ERISA or Section 412 of the Code, or has otherwise incurred any obligation or liability (including any contingent liability) under a “multiemployer plan” as defined in Section 3(37) of ERISA. True, correct and complete copies of the following documents with respect to each Plan have been made available or delivered to Parent, to the extent applicable: (i) any Plan documents and trust agreements (including all amendments thereto); (ii) the two most recent annual reports (Form 5500 and all schedules thereto, if available); (iii) the most recent summary plan descriptions together with the summary or summaries of all material modifications thereto, if available; (iv) material written communications to participants relating to the Plans; and (v) written descriptions of all non-written agreements relating to the Plans.

(b) Each Plan has been maintained, in all material respects, in accordance with its terms and with all provisions of ERISA, the Code and other applicable federal and state Laws. Neither the Company, any Plan nor any trustee, administrator or other third-party fiduciary and/or party-in-interest thereof, has engaged in any breach of fiduciary responsibility or any “prohibited transaction” (as such term is defined in Section 406 of ERISA or Section 4975 of the Code) to which Section 406 of ERISA or Section 4975 of the Code applies and which could subject the Company or any Company Subsidiary to the tax or penalty on prohibited transactions imposed by Section 4975 of the Code. Each Plan that is subject to Section 409A of the Code has been administered and documented in compliance with the requirements of Section 409A of the Code.

(c) No Plan is intended to qualify under Section 401(a) of the Code.

(d) There are no pending or threatened claims (other than routine claims for benefits) by, on behalf of or against any Plan or any trust related thereto which could reasonably be expected to result in any material liability to the Company or any Company Subsidiary, and no audit or other proceeding by a Governmental Authority is pending or threatened with respect to any Company Plan.

(e) None of the Plans provide for post-employment life or health coverage for any participant or any beneficiary of a participant, except as may be required by COBRA or at the expense of the participant or participant’s beneficiary.

(f) Neither the Company nor any Company Subsidiary has ever maintained any Plan for the benefit of any employee or service provider (or former employee or service provider) who performs services outside the United States.

Annex B-14

2.15 Employees; Labor Relations. Except as set forth in Section 2.15 of the Company Disclosure Schedule:

(a) Neither the Company nor any Company Subsidiary is a party to, bound by, negotiating or required to negotiate any collective bargaining agreement or other agreement with a labor union or other labor organization. No employees of the Company or any Company Subsidiary are represented by any labor union or other labor organization. There are no activities or proceedings of any labor union or other labor organization to organize any employees of the Company or any Company Subsidiary and no demand for recognition or certification as the exclusive bargaining representative of any employees has been made by or on behalf of any labor union or other labor organization. There are no pending or threatened, and there have been no, strikes, lockouts, union organization activities (including, but not limited to, union organization campaigns or requests for representation), pickets, slowdowns, stoppages, material grievances or labor disputes or similar activity in respect of the business of the Company or any Company Subsidiary that may, individually or in the aggregate, interfere in any material respect with the respective business activities of the Company or any Company Subsidiary. The Company and each Company Subsidiary are not engaged in and have not engaged in any unfair labor practice that has resulted or could reasonably be expected to result, individually or in the aggregate, in any material liability to the Company or Company Subsidiary. There is no unfair labor practice charge against the Company or any Company Subsidiary pending or threatened before the National Labor Relations Board or any similar Governmental Authority that could reasonably be expected to result in any material liability to the Company or any Company Subsidiary.

(b) Each employee of the Company or any Company Subsidiary is employed at will, and neither the Company nor any Company Subsidiary has any employee who is employed outside of the United States. Each natural Person who is an independent contractor of the Company or any Company Subsidiary is properly classified as an independent contractor for purposes of all employment-related Laws and all Laws concerning the status of independent contractors. Section 2.15(b) of the Company Disclosure Schedule sets forth, individually and by category, each officer, employee, independent contractor and consultant, together with his or her employer/contracting entity, position title or function, date of hire/retention, compensation (including but not limited to, as applicable, annual base salary, wage rate, or fee, any incentives or commissions, and bonus potential), whether eligible for overtime compensation, vacation entitlement, any applicable severance arrangements, immigration status and whether actively employed or on a leave of absence.

(c) The Company and each Company Subsidiary is and has since January 1, 2017 been in compliance in all material respects with all Applicable Laws respecting employment and employment practices, including, without limitation, all Laws respecting terms and conditions of employment, health and safety, wages and hours, overtime classification, child labor, immigration, employment discrimination, disability rights or benefits, equal opportunity, pay equity, plant closures and layoffs, severance, notice periods, affirmative action, workers’ compensation, labor relations, employee leave issues, social security or unemployment insurance or similar Taxes, and has not received any notice that it has not complied with or that it is liable for any arrearage of wages or any Tax or penalty for failure to comply with any of the foregoing. The Company and each Company Subsidiary is and has since January 1, 2017 been in compliance with all notice and other requirements under the Workers Adjustment and Retraining Notification Act and any similar foreign, state or local law relating to plant closings and layoffs. Neither the Company nor any Company Subsidiary is delinquent in payments to any current or former employees or consultants for any services or amounts required to be reimbursed or otherwise paid.

(d) No officer, employee or consultant of the Company or any Company Subsidiary is bound by, subject to or obligated under any Contract or subject to any Order or Law that would materially restrict the performance of such Person’s duties with the Company or a Company Subsidiary or the ability of the Company and or any Company Subsidiary to conduct its business.

2.16 Real Property.

(a) Section 2.16(a) of the Company Disclosure Schedule contains a true, correct and complete list of (i) each parcel of real property leased, licensed, utilized and/or operated by the Company or any Company Subsidiary (as lessor or lessee or otherwise) (the “Leased Real Property”) and (ii) all Liens relating to or affecting any parcel of real property referred to in clause (i) to which the Company or a Company Subsidiary is a party. Neither the Company nor any Company Subsidiary has made any material alterations, additions or improvements to any Leased Real Property that may be required to be removed at the termination of the applicable lease term.

Annex B-15

(b) Section 2.16(b) of the Company Disclosure Schedule sets forth a list of all real property owned by the Company or any Company Subsidiary (collectively, the “Company Owned Properties”). The Company and each Company Subsidiary, as applicable, owns good and marketable title to all of the Company Owned Properties, free and clear of all Liens, other than Permitted Liens, except as would not reasonably be expected to have a Company Material Adverse Effect. There are no parties other than the Company or a Company Subsidiary in possession of the Company Owned Properties. There are no pending or any threatened condemnation, eminent domain or administrative Actions affecting any Company Owned Property or any portion thereof, except as would not reasonably be expected to have a Company Material Adverse Effect.

2.17 Environmental Matters. The Company and the Company Subsidiaries have complied, and are in compliance, in all material respects with all applicable Environmental Laws. There is no Environmental Claim pending or threatened against the Company or any Company Subsidiary or against any Person whose Liability for such Environmental Claim has been retained or assumed either contractually or by operation of law by the Company or any Company Subsidiary.

2.18 Title to Property.

(a) The Company and the Company Subsidiaries own, and have good and valid title to, or, in the case of leased properties and assets, valid leasehold interests in, all of their respective tangible properties and assets that are used or held for use in their respective businesses, including all of the assets reflected on the Last Balance Sheet or acquired in the ordinary course of business consistent with past practice since the Last Balance Sheet (except for those assets sold or otherwise disposed of for fair value since such date in the ordinary course of business consistent with past practice), in each case free and clear of any Liens, except as reflected on the Last Balance Sheet or set forth on Section 2.18(a) of the Company Disclosure Schedule and except for such imperfections of title, if any, that do not interfere with the present value of the subject property. The assets owned or leased by the Company and the Company Subsidiaries constitute all of the assets necessary for the Company and the Company Subsidiaries to carry on their respective businesses as currently conducted. All tangible assets owned or leased by the Company or the Company Subsidiaries have been since January 1, 2017, maintained in all respects in accordance with generally accepted industry practice, are in good operating condition and repair, ordinary wear and tear excepted, and are adequate for the uses to which they are being put.

(b) The Company and each Company Subsidiary owns, and has good and valid title to, the inventories of the Company and the Company Subsidiaries and such inventories are in the physical possession of the Company, one of the Company Subsidiaries or its suppliers or in transit to a customer or from a supplier of the Company or a Company Subsidiary, and none of the inventories has been pledged as collateral or otherwise is subject to any Liens or is held on consignment from others. The inventories were acquired or produced in the ordinary and usual course of business. All of the inventories of the Company and the Company Subsidiaries, whether reflected on the Company Financials or otherwise, are of a quality and quantity useable and saleable at original price in the ordinary and usual course of business consistent with past practice, except as reflected in the reserve for obsolete inventory on the Company Financials. All work-in-process and finished goods inventories held by the Company or any of the Company Subsidiaries are free of any material defect or other material deficiency.

2.19 Intellectual Property Rights.

(a) Section 2.19(a) of the Company Disclosure Schedule contains a true, correct and complete list of all Company Registered Intellectual Property as of the date hereof, including the following: (i) (A) for each registered trademark, trade name or service mark, the application serial number or registration number, for each country or state in which the mark or application has been filed or from which the registration issued, such country, province or state, the date of filing or issuance, the names of all applicants, registrants and assignees, the class of goods covered, and the present status thereof, and (B) a list of all trademarks, trade names, or service marks that the Company and each Company Subsidiary has not registered; (ii) for any URL or domain name, the registration date, any renewal date and name of registry; and (iii) any proceedings or actions pending as of the date hereof before any court or tribunal (including the PTO and any similar Governmental Authority anywhere in the world) relating to any of the Company Registered Intellectual Property. There are no patents, patent applications, copyrights or copyright applications that are Company Registered Intellectual Property.

Annex B-16

(b) Each item of Company Registered Intellectual Property is valid, subsisting and enforceable, and all necessary registration, maintenance, renewal fees, annuity fees and taxes in connection with the Company Registered Intellectual Property have been paid and all documents and certificates in connection with the Company Registered Intellectual Property have been filed with the relevant trademark or other authorities in the United States in accordance with Applicable Laws for the purposes of obtaining, perfecting and maintaining such Company Registered Intellectual Property. Neither the Company nor any Company Subsidiary has made any claim of a particular status, including “small entity status,” in the application for any Registered Intellectual Property which was either inaccurate when made or was thereafter denied or withdrawn. The Company and each Company Subsidiary has complied with all applicable material notice and marking requirements for the Company Registered Intellectual Property. In each case in which the Company or any Company Subsidiary has acquired ownership of any Intellectual Property Rights from any Person, the Company or a Company Subsidiary has obtained a valid and enforceable assignment sufficient to irrevocably transfer all rights in such Intellectual Property Rights to the Company or a Company Subsidiary and, to the maximum extent required or appropriate to protect the Company and each Company Subsidiary’s ownership rights in and to such Intellectual Property Rights in accordance with all Applicable Laws, the Company or a Company Subsidiary has recorded each such assignment of Intellectual Property Rights with the relevant Governmental Authority, including the PTO.

(c) Section 2.19(c)(i) of the Company Disclosure Schedule sets forth a true, correct and complete list of all Licenses and other Contracts pursuant to which the Company or any Company Subsidiary has licensed or otherwise received rights under or with respect to any Intellectual Property or Intellectual Property Rights owned by a third party (each, an “Inbound License”), including: (i) all Licenses and other Contracts pursuant to which the Company is granted rights in any such Intellectual Property or Intellectual Property Rights that is (A) embedded or incorporated into or distributed with any Company Product, (B) used or held for use by the Company in the development or support of any Company Product, or (C) used or held for use by the Company for any other purpose (excluding Licenses to Off-the-Shelf Software). Section 2.19(c)(ii) of the Company Disclosure Schedule sets forth all Licenses and other Contracts pursuant to which the Company has licensed or otherwise granted any rights under or with respect to any Company-Owned Intellectual Property Rights (each, an “Outbound License”).

(d) The Company or a Company Subsidiary owns the Company-Owned Intellectual Property Rights and all improvement, modification or derivative work thereof, in each case free and clear of any Liens, other than the Outbound Licenses. Neither the Company nor any Company Subsidiary has, except pursuant to Outbound Licenses, granted (and is not obligated to grant) to any other Person any License of or other right to use or practice any Intellectual Property or Intellectual Property Rights that are Company-Owned Intellectual Property Rights.

(e) The Company-Owned Intellectual Property Rights, together with the Intellectual Property Rights licensed to the Company and/or the Company Subsidiaries pursuant to the Inbound Licenses, include all the Intellectual Property and Intellectual Property Rights used in, or held for use in, or necessary for the conduct of the businesses of the Company and each Company Subsidiary as presently conducted in all material respects.

(f) Neither the Company nor any Company Subsidiary is obligated to license or otherwise make available any Intellectual Property or Intellectual Property Rights to any forum, consortium, standards body, or similar entity. Neither the Company nor any Company Subsidiary has made any submission or contribution to, and is not subject to any License or other Contract with, any standards bodies.

(g) Neither the Company nor any Company Subsidiary is bound by, and no Company-Owned Intellectual Property Rights or Company Products are subject to, any agreement or arrangement containing any covenant or other provision that in any way limits or restricts the ability of the Company or any Company Subsidiary to use, exploit, assert, or enforce any Company-Owned Intellectual Property Rights or Company Products anywhere in the world. Neither the Company nor any Company Subsidiary is obligated to provide any consideration (whether financial or otherwise) or account to any third party with respect to any exercise of rights by the Company or any Company Subsidiary, or any successor to the Company, in any Company-Owned Intellectual Property Rights or exploitation of any Company Product.

(h) Neither the Company nor any Company Subsidiary has brought any Action for infringement or violation of Intellectual Property Rights or breach of any License or other Contract involving Intellectual Property Rights against any Person. There is no Action pending or threatened (i) alleging infringement, misappropriation or any other violation of any Intellectual Property Rights of any Person by the Company, any Company Subsidiary or any Company Product, or (ii) challenging the scope, ownership, validity, or enforceability of any Company-Owned Intellectual Property Rights.

Annex B-17

(i) No Person has violated, infringed upon, or misappropriated any Company-Owned Intellectual Property Rights, and no Person is currently violating, infringing upon, or misappropriating any Company-Owned Intellectual Property Rights. The operation of the businesses of the Company and each Company Subsidiary do not infringe or misappropriate the Intellectual Property Rights of any Person. Neither the Company nor any Company Subsidiary has received from any Person any written notice (x) claiming that the use or other exploitation of any Company Product infringes or misappropriates the Intellectual Property Rights of any Person or (y) of third-party Intellectual Property Rights from a putative or potential licensor of such rights.

(j) The Company and all Company Subsidiaries have taken commercially reasonable measures to protect and preserve the ownership of, or rights in, as applicable, all Company-Owned Intellectual Property Rights.

(k) The Company and the Company Subsidiaries have taken commercially reasonable steps to safeguard and maintain the secrecy and confidentiality of trade secrets and other confidential information of the Company or the Company Subsidiaries, including Software source code included within the Company-Owned Intellectual Property Rights.

(l) There has been no loss or damage, or unauthorized or illegal use, disclosure, modification, possession, interception, or other processing of or access to, or other misuse of, any of any Personal Information.

2.20 Material Contracts.

(a) Section 2.20(a) of the Company Disclosure Schedule contains a true, correct and complete list of all Contracts to which the Company or any Company Subsidiary is a party or by which the Company or any Company Subsidiary is bound that fall within the following categories (the Contracts listed or required to be listed, collectively, the “Material Contracts”), organized in subsections corresponding to the subsections of Section 2.20(a) of this Agreement:

(i) any Contract relating to, and evidences of, Indebtedness of the Company or any Company Subsidiary (whether incurred, assumed, guaranteed or secured by any asset);

(ii) any (A) Contract for the issuance or acquisition of any Equity Interests or any Assets of a substantial nature of the Company or any Company Subsidiary, or for the acquisition of any Equity Interests or any Assets of any Person or (B) joint venture or partnership, joint development, merger, asset or share purchase or divestiture Contract relating to the Company or any Company Subsidiary;

(iii) any Contract that (A) purports to limit, curtail or restrict the ability of the Company or any of the Company Subsidiaries to (or, from and after the Closing, the ability of Parent, the Surviving Corporation or their Subsidiaries to) (x) compete in any geographic area or line of business, make sales to any Person in any manner, or develop, market or distribute products or services, (y) use, exploit or enforce any Company-Owned Intellectual Property Rights or Company Products, or (z) hire or solicit any Person in any manner, or (B) grants the other party or any third Person “most favored nation” or similar status, any right of exclusivity, any type of special discount rights, any right of first refusal, first notice or first negotiation, or similar rights;

(iv) any form Contracts with customers;

(v) any Contracts with suppliers or manufacturers pursuant to which the Company or a Company Subsidiary is obligated to pay more than One Hundred Thousand Dollars ($100,000) per year;

(vi) any Inbound License pursuant to which the Company or a Company Subsidiary is obligated to pay more than One Hundred Thousand Dollars ($100,000) per year;

(vii) any Outbound License;

(viii) any reselling, sales, marketing, merchandising or distribution Contract which involves a future Liability or receivable, as the case may be, in excess of One Hundred Thousand Dollars ($100,000) on an annual basis or in excess of Two Hundred Thousand Dollars ($200,000) over the current Contract term;

Annex B-18

(ix) any other Contract, whether or not made in the ordinary course of business consistent with past practice, that (A) involves a future Liability or receivable, as the case may be, in excess of One Hundred Thousand Dollars ($100,000) on an annual basis or in excess of Two Hundred Thousand Dollars ($200,000) over the current Contract term, (B) has a term greater than one year and cannot be cancelled by the Company or a Company Subsidiary of the Company without penalty or further payment and without more than ninety (90) Business Days’ notice or (C) is material to the business, operations, assets, financial condition, results of operations or prospects of the Company and the Company Subsidiaries, taken as a whole;

(x) any documents under which the Leased Real Property is leased, licensed, subleased or otherwise used or occupied by the Company or any Company Subsidiary;

(xi) any Contract pursuant to which the Company or any Company Subsidiary is the lessee or lessor of, or holds, uses or makes available for use to any Person (other than the Company or a Subsidiary thereof) any tangible personal property that involves an aggregate future Liability or receivable, as the case may be, in excess of Two Hundred Thousand Dollars ($200,000);

(xii) any collective bargaining agreement or Contract with any labor union, works council or trade association;

(xiii) any employment agreement, severance agreement or change in control agreement or Contract with any current director, officer, employee or consultant of the Company or any Company Subsidiary, other than those that are terminable at-will by the Company or such Company Subsidiary on no more than thirty (30) days’ notice, or with respect to employees employed outside the United States on no more than the minimum notice period required by law, without liability or financial obligation;

(xiv) any Contract obligating the Company or any of the Company Subsidiaries to indemnify, advance expenses to, or hold harmless any director, officer, employee or agent; and

(xv) any Contract relating to settlement of any Action.

(b) True, correct and complete copies of all Material Contracts or, if not reduced to writing, reasonably complete and accurate written descriptions of which, together with all amendments and supplements thereto, have been made available to Parent prior to the execution of this Agreement. Each Material Contract is in full force and effect and constitutes a legal, valid and binding agreement, enforceable in accordance with its terms against the Company or any Company Subsidiary and each other party thereto; neither the Company nor any Company Subsidiary has received any claim or notice that it is, and no other party to such Contract is, in material violation or material breach of or default under any such Contract (or with notice or lapse of time or both, would be in material violation or material breach of or default under any such Contract).

2.21 Insurance. Section 2.21 of the Company Disclosure Schedule sets forth a true, correct and complete list as of the date hereof of all material insurance policies which cover the Company and the Company Subsidiaries or their businesses, properties, assets or employees (including self-insurance). Such policies are valid, binding and enforceable, all premiums thereon have been paid, and the Company and the Company Subsidiaries are otherwise in compliance with the terms and provisions of such policies other than any such non-compliance which has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect or result in the cancellation of, any such policy. The Company and the Company Subsidiaries have not received any notice of cancellation or non-renewal of any such policy. Section 2.21 of the Company Disclosure Schedule sets forth a true, correct and complete list as of the date hereof of all pending claims and the claims history of the Company and the Company Subsidiaries for the three (3) years immediately preceding the date of this Agreement (including with respect to insurance obtained but not currently maintained).

2.22 Affiliate Transactions. Except as set forth on Section 2.22 of the Company Disclosure Schedule, there are no Contracts or Liabilities between the Company or any Company Subsidiary, on the one hand, and any current or former officer, director, holder of any Equity Interests of the Company or any Company Subsidiary, or any of their Affiliates or other Related Persons (other than the Company and the Company Subsidiaries) (collectively, “Related Parties”), on the other hand, and (b) no Related Party possesses, directly or indirectly, any financial interest in, or holds a position as a director, officer or employee of, any Person which is a client, supplier, customer, lessor, lessee, or

Annex B-19

competitor or potential competitor of the Company or any Company Subsidiary. Ownership of securities of a company whose securities are registered under the Securities Exchange Act of 1934, as amended, of five percent (5%) or less of any class of such securities shall not be deemed to be a financial interest for purposes of this Section 2.22.

2.23 Brokers. Except as set forth on Section 2.23 of the Company Disclosure Schedule, no broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the Transactions based upon arrangements made by or on behalf of the Company or any of the Company Subsidiaries.

2.24 Banks and Brokerage Accounts; Powers of Attorney. Section 2.24 of the Company Disclosure Schedule sets forth (a) a true, correct and complete list of the names and locations of all banks, trust companies, securities brokers and other financial institutions at which the Company or any Company Subsidiary has an account or a safe deposit box or maintains a banking, custodial, trading or other similar relationship, (b) a true, correct and complete list and description of each such account, box and relationship, indicating in each case the account number and the names of the respective officers, employees, agents or other similar representatives of the Company or any Company Subsidiary having signatory power with respect thereto, (c) a list of each Investment Asset, the name of the record and beneficial owner thereof, the location of the certificates, if any, the maturity date, if any, and any stock or bond powers or other authority for transfer granted with respect thereto and (d) the names of all Persons holding powers of attorney from the Company or any of the Company Subsidiaries, complete and correct copies of which have been made available to Parent.

2.25 Significant Suppliers and Customers.

(a) Section 2.25(a) of the Company Disclosure Schedule lists the top ten (10) suppliers of the Company and Company Subsidiaries taken together, during each of the past two (2) Fiscal Years (based on the aggregate Dollar amount paid to each such supplier by the Company and its Subsidiaries during such year) (the “Significant Suppliers”).

(b) Section 2.25(b) of the Company Disclosure Schedule lists the top ten (10) customers of the Company and Company Subsidiaries taken together, during each of the past two (2) Fiscal Years (based on the aggregate Dollar amount of revenue recognized by the Company and its Subsidiaries during such year) (the “Significant Customers”).

(c) Neither the Company nor any of the Company Subsidiaries has received any notice, letter, complaint or other communication from any Significant Supplier or Significant Customer to the effect that such supplier or customer (i) has changed, modified, amended or reduced, or is reasonably likely to change, modify, amend or reduce, its business relationship with the Company or any of the Company Subsidiaries in a manner that is, or is reasonably likely to be, adverse to the Company or any of the Company Subsidiaries, or (ii) will fail to perform, or is reasonably likely to fail to perform, its obligations under any Contract with the Company or any of the Company Subsidiaries in any manner that is, or is reasonably likely to be, adverse to the Company or any of the Company Subsidiaries.

2.26 Takeover Statutes. No Takeover Statute under the CT Act applicable to the Company is applicable to the Merger or any of the other Transactions, except to the extent that the terms of the Takeover Statute have either been complied with or waived in accordance with Applicable Law.

2.27 Product Warranties; Product Liability.

(a) No warranties have been given with respect to the Company’s or any Company Subsidiaries’ products and services other than those for which true, correct and complete copies have been made available to Parent, and no oral warranties have been given or made other than those described in Section 2.27(a) of the Company Disclosure Schedule. There are no pending or threatened Actions under or pursuant to any warranty, whether expressed or implied, on products or services sold on or prior to the Closing Date by the Company or any Company Subsidiary that are not disclosed or referred to in the Company Financials or that are not fully reserved against in accordance with GAAP. Set forth in Section 2.27(a) of the Company Disclosure Schedule are the standard terms and conditions (written or oral) of sale. There are no material defects in the design, manufacturing, materials or workmanship including any failure to warn, or any breach of express or implied warranties or representations of any product manufactured, shipped, sold or delivered by or on behalf of the Company or any of the Company Subsidiaries. There is no reason to expect an increase in warranty claims in the future.

Annex B-20

(b) Except as described in Section 2.27(b) of the Company Disclosure Schedule, neither the Company nor any of the Company Subsidiaries has received any written notice of a claim against the Company or any of the Company Subsidiaries, nor has there been any Action against or involving the Company or any of the current or former Company Subsidiaries or concerning any product manufactured, shipped, sold or delivered by or on behalf of any of them, relating to or resulting from an alleged defect in design, manufacture, materials, labelling or workmanship of any product manufactured, distributed, shipped, sold or delivered by or on behalf of the Company or any of the current or former Company Subsidiaries, in each case, excluding any and all requests for product returns in the ordinary course consistent with past experience of the Company and the Company Subsidiaries.

(c) All manufacturing standards applied and testing procedures used by or on behalf of the Company or the Company Subsidiaries (or their suppliers) have complied in all material respects with all requirements established by any Applicable Laws. Since January 1, 2017, each product designed, manufactured, shipped, sold, or distributed by or on behalf of the Company or any of the Company Subsidiaries has been designed, manufactured, shipped, sold, or distributed in accordance with the specifications under which the product is normally and has normally been designed, manufactured, shipped, sold, or distributed.

(d) The Company and the Company Subsidiaries are insured against product Liabilities in accordance with the insurance policies set forth on Section 2.21 of the Company Disclosure Schedule. Except as described in Section 2.27(d) of the Company Disclosure Schedule, (i) there has not been any Products Liability Event; and (ii) there has not been any voluntary or involuntary Recall conducted with respect to any product manufactured (or to be manufactured), shipped, sold or delivered by or on behalf of the Company or any Company Subsidiary, or any investigation or consideration of or decision made by any Person or Governmental Authority concerning whether to undertake or not undertake any Recall. The Company has a Recall plan in place with respect to products it designs, manufactures, ships, sells or distributes. None of the products manufactured by the Company or any of the Company Subsidiaries have, at the time of delivery, been adulterated, contaminated or misbranded. All claims made by the Company or any of the Company Subsidiaries on product labels, labeling, marketing, advertising or technical materials are true, correct, complete, not misleading and comply with all Applicable Laws regarding such claims.

2.28 Compliance with Anti-Money Laundering Laws. Since January 1, 2017, and except with respect to the Federal Cannabis Laws, the operations of the Company and each Company Subsidiary are and have been conducted at all times in compliance in all material respects with all applicable financial recordkeeping and reporting requirements, including those of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the applicable anti-money laundering statutes of all jurisdictions where the Company and each Company Subsidiary conducts business, the rules and regulations thereunder and any related or similar rules, regulations, or guidelines issued, administered, or enforced by any governmental agency (collectively, the “Anti-Money Laundering Laws”); and no action, suit, or proceeding by or before any court or governmental agency, authority, or body or any arbitrator involving the Company or any Company Subsidiary with respect to the Anti-Money Laundering Laws is pending or threatened.

2.29 Compliance with OFAC. None of the Company or any Company Subsidiary or any director, manager, officer, agent, employee or Affiliate of the Company or any Company Subsidiary is a Person that is, or is owned or controlled by a Person that is, currently the subject or target of any sanctions administered or enforced by the U.S. government (including, without limitation, the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”) or the U.S. Department of State and including, without limitation, the designation as a “specially designated national” or “blocked person”), the United Nations Security Council, or other relevant sanctions authority (collectively, “Sanctions”). Since January 1, 2017, the Company and each Company Subsidiary has not engaged in and is not now engaged in any dealings or transactions with any Person that at the time of the dealing or transaction is or was the subject or the target of Sanctions or with any country or territory that is the subject or the target of Sanctions, including, without limitation, Cuba, Iran, North Korea, Sudan, and Syria.

2.30 Disclosure. None of the representations and warranties contained in this Section 2 or any statement made in any schedule (including the Disclosure Schedules) or certificate furnished by the Company contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements contained herein or therein, in light of the circumstances under which such statements were made, not misleading.

2.31 No Other Representations or Warranties. Except for the representations and warranties contained in this Article 2 and the Company Disclosure Schedules, the Company makes no other express or implied representation or warranty and hereby disclaims any such representations or warranties.

Annex B-21

ARTICLE 3
REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB

Parent hereby represents and warrants that each of the statements in this Article 3 is true, correct and complete as of the date hereof and shall be true and correct as of the Closing Date (except for such representations and warranties made only as of a specific date).

3.1 Organization and Qualification.

(a) Parent is a corporation duly organized, validly existing and in good standing under the Laws of the State of Delaware. Parent has full corporate power and authority to conduct its business as presently conducted and as presently proposed to be conducted and to own, use and lease its Assets. Parent is duly qualified, licensed or admitted to do business and is in good standing in each jurisdiction in which the ownership, use, licensing or leasing of its Assets, or the conduct or nature of its business, makes such qualification, licensing or admission necessary, except for such failures to be so duly qualified, licensed or admitted and in good standing that could not reasonably be expected to have a Parent Material Adverse Effect.

(b) Merger Sub is a limited liability company, duly organized, validly existing and in good standing under the Laws of the State of Connecticut.

3.2 Authorization. Each of Parent and Merger Sub has full corporate or limited liability power and authority to execute and deliver this Agreement and the Ancillary Agreements to which it is a party, to perform its obligations hereunder and thereunder and to consummate the Transactions. The execution and delivery by Parent and Merger Sub of this Agreement and the Ancillary Agreements to which it is a party and the consummation by Parent and Merger Sub of the Transactions have been duly and validly authorized by all necessary action by the board of directors of Parent and the manager of Merger Sub, and, other than approval by Parent’s stockholders as further set forth herein, no other corporate proceedings on the part of either Parent or Merger Sub is required to authorize the execution, delivery and performance of this Agreement and the Ancillary Agreements to which it is a party and the consummation by Parent and Merger Sub of the Transactions. This Agreement and the Ancillary Agreements to which each of Parent and Merger Sub is a party have been or will be, as applicable, duly and validly executed and delivered by Parent and Merger Sub and, assuming the due authorization, execution and delivery hereof by the Company and/or the other parties thereto, constitutes or will constitute, as applicable, a legal, valid and binding obligation of each of Parent and Merger Sub enforceable against each of Parent and Merger Sub in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar Laws relating to the enforcement of creditors’ rights generally and by general principles of equity.

3.3 No Conflicts. The execution and delivery by Parent and Merger Sub of this Agreement and the Ancillary Agreements to which it is a party do not, and the performance by Parent and Merger Sub of their obligations under this Agreement and the Ancillary Agreements to which it is a party and the consummation of the Transactions will not:

(a) conflict with or result in a violation or breach of any of the terms, conditions or provisions of the certificate of incorporation or bylaws of Parent or the certificate of organization or operating agreement of Merger Sub;

(b) conflict with or result in a violation or breach of any Law or Order applicable to Parent or Merger Sub or their Assets; or

(c) (i) Conflict with or result in a material violation or material breach of, (ii) constitute a default (or an event that, with or without notice or lapse of time or both, would constitute a default) under, (iii) require the Parent or Merger Sub to obtain any consent, approval or action of, make any filing with or give any notice to any Person as a result or under the terms of, (iv) result in or give to any Person any right of termination, cancellation, acceleration or modification in or with respect to, (v) result in or give to any Person any additional right or entitlement to any increased, additional, accelerated or guaranteed payment or performance under, (vi) result in the creation or imposition of (or the obligation to create or impose) any Lien upon the Parent or Merger Sub or any of their respective Assets under, or (vii) result in the loss of any material benefit under, any Contract or Permit to which the Parent or Merger Sub is a party or by which any of the Parent’s or Merger Sub’s Assets is bound.

Annex B-22

3.4 Brokers. Except as set forth in the Prospectus, no broker, investment banker, financial advisor or other Person is entitled to any broker’s, finder’s, financial advisor’s or similar fee or commission in connection with this Agreement and the Transactions based on arrangements made by or on behalf of Parent and Merger Sub.

3.5 Sufficiency of Funds. Parent currently has, and at the Closing, assuming no Redemptions, will have, sufficient funds in the Trust Account to pay the Aggregate Consideration when due pursuant to this Agreement. The monies of such Trust Account are invested in United States Government securities or money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act of 1940, as amended. As of the date hereof, there are no Actions pending or, to the knowledge of Parent, threatened with respect to the Trust Account.

3.6 Formation and Ownership of Merger Sub; No Prior Activities.

(a) Merger Sub was formed solely for the purpose of engaging in the Transactions as contemplated by this Agreement. All of the issued and outstanding units of Merger Sub are validly issued, fully paid and non-assessable and are owned, beneficially and of record, by Parent free and clear of all security interests, liens, claims, pledges, options, rights of first refusal, limitations on Parent’s voting rights, charges and other encumbrances of any nature whatsoever.

(b) As of the date hereof and as of the Effective Time, except for (i) obligations or liabilities incurred in connection with its organization and (ii) this Agreement and any other agreements or arrangements contemplated by this Agreement or in furtherance of the Transactions contemplated hereby and the obligations or Liabilities incurred in connection therewith, Merger Sub has not incurred, directly or indirectly, through any of its Affiliates, any obligations or liabilities or engaged in any business activities of any type or kind whatsoever or entered into any agreements or arrangements with any Person.

3.7 Compliance with Laws, Orders and Permit. Each of Parent and Merger Sub is and has been, and has conducted its business, in compliance with all Applicable Laws. Parent and Merger Sub requires each of their respective employees and contractors to comply with such Applicable Laws. Neither Parent nor Merger Sub has received written notice of any violation or alleged violation of any such Applicable Laws.

3.8 Capitalization. The capitalization of Parent is as set forth in the SEC Reports.

3.9 SEC Reports; Financial Statements. Parent has filed all reports, schedules, forms, statements and other documents required to be filed by Parent under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”), on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. The SEC Reports were prepared in all material respects in accordance with, and comply with, all Applicable Laws.

3.10 Material Changes; Undisclosed Events, Liabilities or Developments. Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in a subsequent SEC Report filed prior to the date hereof: (a) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Parent Material Adverse Effect, (b) Parent has not incurred any Liabilities (contingent or otherwise) other than (i) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (ii) liabilities not required to be reflected in the Parent’s financial statements pursuant to GAAP or disclosed in filings made with the SEC, and (iii) Parent has not altered its method of accounting. Parent does not have pending before the Commission any request for confidential treatment of information.

3.11 Litigation. Except as disclosed in the SEC Reports, there is no Action pending or, to the knowledge of Parent, threatened against Parent, which (a) adversely affects or challenges the legality, validity or enforceability of any of this Agreement or any Ancillary Agreement to which it is or will be a party or (b) could, if there were an unfavorable decision, have or reasonably be expected to result in a Parent Material Adverse Effect. Neither Parent, nor, to the knowledge of Parent, any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of Parent, there is not pending or contemplated, any investigation by the SEC involving Parent or any current or former director or officer of Parent. To the knowledge of Parent, the Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by Parent or any of its subsidiary under the Exchange Act or the Securities Act.

Annex B-23

3.12 Company Representations and Warranties. Parent and Merger Sub each acknowledges and agrees that each is not relying and has not relied on any representations or warranties whatsoever regarding the subject matter of this Agreement, express or implied, except for the representations and warranties contained in Article 2, as modified by the Company Disclosure Schedule. Furthermore, Parent and Merger Sub each acknowledges and agrees the Company has not made and is not making any representations or warranties whatsoever regarding the subject matter of this Agreement, express or implied, except as provided in Article 2, as modified by the Company Disclosure Schedule. Neither the Company nor any of its unitholders, affiliates or Representatives is making, directly or indirectly, any representation or warranty with respect to any estimates, projections or forecasts involving the Company and/or the Company Subsidiaries.

ARTICLE 4

CONDUCT PRIOR TO THE EFFECTIVE TIME

4.1 Conduct of Business of the Company. During the period from the date hereof and until the earlier of the termination of this Agreement in accordance with the terms hereof and the Effective Time and unless otherwise expressly required by this Agreement, the Company agrees to and to cause each Company Subsidiary to, in each case using its commercially reasonable efforts, carry on its business in the ordinary course consistent with past practice and in compliance in all material respects with all Applicable Laws and Contracts and to use its commercially reasonable efforts to preserve intact its respective business organizations; provided, however, that notwithstanding anything herein to the contrary, the Company and the Company Managing Members shall act in accordance with the terms of the Company Charter and nothing herein shall obligate or cause the Company or the Company Managing Members to act in contravention of the Company Charter. Without limiting the generality of the foregoing, during the period from the date hereof and continuing until the earlier of the valid termination of this Agreement or the Effective Time, the Company shall not, and shall cause the Company Subsidiaries not to, take or permit any of the following actions, without the prior written consent of Parent, in its reasonable discretion, which such consent shall not be unreasonably withheld, conditioned or delayed:

(a) amend its Charter Documents;

(b) other than cash dividends or distributions made consistent with the Company Operating Agreement and Applicable Law, declare or pay any dividend on or make any other distribution in respect of any of its capital equity, or split, combine or reclassify any of its capital equity or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for any of its capital equity, or repurchase or otherwise acquire, directly or indirectly, any of its capital equity except from former employees, directors and consultants in accordance with agreements in existence as of the date hereof providing for the repurchase of such capital equity in connection with any termination of service to the Company;

(c) (A) issue, grant, deliver, sell or authorize or propose to issue, grant, deliver or sell, or purchase or propose to purchase, any Company Units or other Equity Interests, (B) modify, waive or amend terms, or the rights of any holder, of any outstanding Company Units or other Equity Interest (including to reduce or alter the consideration to be paid to the Company upon the exercise of any outstanding Equity Interest), enter into any agreement, arrangement, plan, commitment or understanding with respect to any such modification, waiver or amendment, (D) grant any Equity Award, or (E) accelerate, amend or change the period of exercisability or vesting of any Equity Award or similar right or authorize any cash payment in exchange for any Equity Award or similar right;

(d) (i) enter into, amend or terminate any collective bargaining agreement or other agreement with a labor union, works council or similar organization, (ii) forgive any loans, or issue any loans (other than routine travel advances or business expenses issued in the ordinary course of business) to any of its or its Subsidiaries’ directors, officers, contractors or employees, or (iii) except with respect to annual renewals of existing service providers, hire or retain any employee or other service provider whose aggregate cash compensation is expected to exceed Two Hundred Thousand Dollars ($200,000) per year;

(e) grant, pay or agree or commit to pay any severance, change of control, retention, incentive or termination payment to any director, officer employee or consultant, except payments made pursuant to written Contracts outstanding on the date hereof, copies of which have been delivered to Parent and the terms of which are disclosed in Section 2.20(a)(xiii) of the Company Disclosure Schedule;

Annex B-24

(f) except in connection with the Company’s proposed facility expansion, enter into any Material Contract, or violate, amend or otherwise modify or waive any of the terms of any Material Contract, which amendments, modifications or waivers, individually or in the aggregate, would be material to the Company, in each case other than in the ordinary course of business;

(g) (i) dispose of, license, covenant not to sue under, transfer or assign to any Person any Intellectual Property Rights; other than non-exclusive licenses of object code for Company Products in the ordinary course of business consistent with past practice or (ii) abandon or permit to lapse any Company Registered Intellectual Property;

(h) except in connection with the Company’s proposed facility expansion, sell, lease, license or otherwise dispose of, distribute, encumber or grant a Lien on any of the Company’s material Assets, other than dispositions of inventory or nonexclusive licenses of products to Persons to whom the Company or such Company Subsidiary had granted licenses of its products as of the date of this Agreement, in the ordinary course of business consistent with past practice;

(i) (i) make or agree to make payment, discharge or satisfaction, in an amount exceeding Fifty Thousand Dollars ($50,000) in any one case or One Hundred Thousand Dollars ($100,000) in the aggregate, of any claim, Liability or obligation (whether absolute, accrued, asserted or unasserted, contingent or otherwise), other than the payment, discharge or satisfaction of Liabilities reflected or reserved against in the Company Financials, pursuant to Contracts in effect as of the date hereof and/or the payment of Taxes or (ii) fail to pay or otherwise satisfy any Liability of the Company or any Company Subsidiary presently due and payable, except such Liabilities which are being contested in good faith by appropriate means or procedures;

(j) pay or settle or take any action not required, other than in connection with any existing Action or commence any Action other than (i) for the routine collection of bills, or (ii) in such cases where it in good faith determines that failure to commence suit would result in the material impairment of a valuable aspect of its business, provided that the Company shall consult with Parent prior to the filing of such Action;

(k) organize any new Subsidiary (other than those that are wholly-owned) or acquire or agree to acquire by merging or consolidating with, or by purchasing a substantial portion of the assets of, or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof;

(l) acquire or agree to acquire any real property;

(m) (i) make, change or rescind any Tax election, (ii) change any Tax period, or (iii) adopt or change any method of Tax accounting, except as required by GAAP or Applicable Law;

(n) make any change to its accounting methods, principles, policies, procedures or practices, except as may be required by GAAP;

(o) file a petition in bankruptcy, make an assignment for the benefit of creditors or file a petition seeking reorganization or arrangement or other action under federal or state bankruptcy laws;

(p) authorize or agree to take any of the actions described in Section 4.1(a) through Section 4.1(o) above.

4.2 No Solicitation.

(a) Until the earlier of the Effective Time and the date of termination of this Agreement pursuant to the provisions of Section 8.1, the Company shall not, and shall not authorize or permit any Company Subsidiary or any of their respective Affiliates, Representatives and other agents to take (directly or indirectly) any of the following actions with any Person other than Parent and its designees: (i) solicit, initiate, seek, entertain, facilitate, encourage, support or induce the making, submission or announcement of any inquiry, expression of interest, contact, offer or proposal, oral, written or otherwise, formal or informal, that constitutes, or would reasonably be expected to lead to, an Acquisition Proposal, (ii) provide any non-public information with respect to the Company or any Company Subsidiary or its business to any Person other than Parent, relating to (or which the Company believes would be used for the purpose of formulating an offer or proposal with respect to), or otherwise enter into, participate in, maintain or continue any communications or negotiations regarding, or assist, cooperate with, facilitate or encourage any effort or

Annex B-25

attempt by any such Person with regard to, any possible Acquisition Proposal, (iii) approve, accept or agree to or enter into a Contract with any Person other than Parent providing for an Acquisition Proposal, (iv) make or authorize any statement, recommendation, solicitation or endorsement in support of any possible Acquisition Proposal other than the Acquisition Proposal with Parent contemplated by this Agreement and the Ancillary Agreements, or (v) submit any Acquisition Proposal (other than the Merger to the extent contemplated by this Agreement) to the vote of any Company Members.

(b) The Company shall, and shall cause each Company Subsidiary and each of their Affiliates and Representatives to, immediately cease and cause to be terminated any such contacts or negotiations with any Person, other than Parent (and its Affiliates and Representatives), relating to any such transaction or Acquisition Proposal. The Company shall provide Parent with forty-eight (48) hours’ prior notice (or such lesser prior notice as is provided to the Company Managing Members) of any meeting of the Company’s Managing Members at which the Company Managing Members are reasonably expected to discuss any Acquisition Proposal. In addition to the foregoing, if (after this Agreement is signed and delivered by the Company and prior to the Effective Time or the earlier termination of this Agreement in accordance with Section 8.1) the Company or any Company Subsidiary or their respective Affiliates or Representatives receives any (i) Acquisition Proposal, or (ii) any request for non-public information relating to the Company or for access to any of the properties, books or records of the Company by any Person other than Parent not in the ordinary course of business consistent with past practice or that the Company reasonably believes would be expected to lead to an Acquisition Proposal, the Company shall promptly notify Parent of the Company’s receipt of the Acquisition Proposal or other request in writing and shall cease and cause to be terminated any such contacts or negotiations with the Person making the Acquisition Proposal or request.

(c) Each of the Company, Merger Sub and Parent acknowledge that this Section 4.2 was a significant inducement for Parent to enter into this Agreement and the absence of such provision would have resulted in either (i) a material reduction in the consideration to be paid to the Selling Securityholders in the Merger, or (ii) a failure to induce Parent to enter into this Agreement.

ARTICLE 5

ADDITIONAL AGREEMENTS

5.1 Company Member Approval. Promptly after the execution of this Agreement, the Company shall obtain, in accordance with the terms of the Company Charter, and deliver to Parent a Joinder Agreement and Member Written Approval from each of the Principal Members setting forth the irrevocable approval of the Merger, this Agreement and the Transactions by the Requisite Member Vote, which shall also include and constitute the irrevocable approval by the Company Member of: (i) the escrow and indemnification obligations of the Selling Securityholders set forth in Article 7 hereof and the deposit of cash equal to the Escrow Amount into the Escrow Fund, (ii) the appointment of the Selling Securityholders’ Representative and the deposit of cash equal to the Expense Amount into the Expense Fund, and (iii) the deposit of cash equal to the Managing Member Expense Amount into the Managing Member Expense Fund. The Company shall ensure that the Member Written Approvals delivered by the Principal Members shall have been obtained and executed in compliance with and are valid and effective under the CT Act and any other Applicable Laws and the Company’s Charter Documents.

5.2 Information Statement. The Company shall promptly, but in no event later than twenty (20) Business Days after the date hereof:

(i) Deliver notice to the Company Members of the approval by the Principal Members of the Merger, this Agreement and the Transactions, pursuant to and in accordance with Applicable Laws and the Company’s Charter Documents; and

(ii) Provide to each Company Member an information statement (as amended or supplemented, the “Information Statement”), for Company Members to adopt this Agreement and approve the Merger and the Transactions by the Member Written Approval. The Information Statement shall include information regarding (A) the Company, (B) the terms of the Merger and this Agreement, (C) the unanimous recommendation of the Company Managing Members in favor of the Merger, this Agreement and the Transactions, for approval and adoption by written consent pursuant to the Member Written Approval, (D) the notice required by the CT Act, (E) the exercise by the Principal Members of their drag-along right pursuant to the Company Operating Agreement, and (F) the form of Joinder Agreement and Member Written Approval to be executed by the Company Members who have

Annex B-26

not yet executed the Joinder Agreements and the Member Written Approvals pursuant to Section 5.1. The Company shall promptly advise Parent in writing if at any time prior to the Effective Time, the Company obtains knowledge of any facts that might make it necessary or appropriate to amend or supplement the Information Statement in order to make the statements contained therein not misleading. Prior to distributing the Information Statement to the Company Members, the Company shall provide a copy of the Information Statement to Parent for its review and comment, and the Company shall consider in good faith any such comments.

5.3 Access to Information. Between the date of this Agreement and the earlier of the Effective Time or the termination of this Agreement in accordance with Section 8.1, (a) the Company shall afford Parent and its Representatives reasonable access, during normal business hours, to (i) all of the Company’s properties, Books and Records and (ii) all other information concerning the business, properties and personnel of the Company as Parent may reasonably request, and (b) the Company shall provide to Parent and its Representatives complete and correct copies of the Company’s (i) internal financial statements and (ii) Tax Returns, Tax elections and any other records and workpapers relating to Taxes, that are in the possession of the Company or subject to the Company’s control; provided, however, that the foregoing shall not require the Company to provide any such access or disclose any information to the extent the provision of such access or such disclosure would contravene Applicable Laws.

5.4 Confidentiality. The parties acknowledge that Parent and the Company have previously executed a non-disclosure agreement countersigned by Parent on or about February 14, 2020 (the “Confidentiality Agreement”), and that with respect to Parent and the Company this Agreement is subject to the confidentiality terms and conditions of the Confidentiality Agreement; provided, however, that for purposes of this Agreement, the confidentiality terms and conditions herein shall amend any time limitations on the effectiveness of confidentiality provisions therein and survive indefinitely and shall not be subject to the termination provision of the Confidentiality Agreement found therein; provided, however that each Company Member may disclose the terms of this Agreement or any of the other Ancillary Agreements to its accountants, attorneys or other advisors to the extent necessary to obtain advice and counsel or in connection with seeking Tax advice or the filing of a Tax Return or to its Representatives to the extent such Representatives need to know such information, or to any Person if instructed by Parent in writing. Any such accountant, attorney or other advisor must be obligated by written agreement or professional obligation to keep the information confidential. For purposes of this Agreement, “Confidential Information” as defined in the Confidentiality Agreement shall be deemed to also include (a) the terms and conditions of the Ancillary Agreements, as well as any terms and conditions arising out of or relating thereto, in whole or in part and (b) any and all investigations, negotiations, discussions, transaction-related matters or activities of the parties hereto and, to the extent applicable, their Tax advisors and attorneys, in each case and in whole or in part, arising out of or relating to the Merger. Each party that is not a party to the Confidentiality Agreement, other than the Selling Securityholders’ Representative, will hold, and will cause their respective Representatives to hold, in confidence, in accordance with the terms of the Confidentiality Agreement as if such party were a party to the Confidentiality Agreement and a “receiving party” thereunder, all documents and information made available to them by or on behalf of another party to this Agreement in connection with the Transactions, including the terms and conditions of this Agreement; provided, however, that for purposes of this Section 5.4, the definition of “Representatives” provided in Section 10.1 shall be deemed to also include direct and indirect partners, members, stockholders and investors of the receiving party. In the event that any party receives a request to disclose all or any part of any Confidential Information under the terms of a subpoena, order, civil investigative demand or similar process issued by a court of competent jurisdiction or by another Governmental Authority, such party agrees to (i) except to the extent prohibited by Law, promptly notify Parent of the existence, terms and circumstances surrounding such request; (ii) consult with Parent on the advisability of taking legally available steps to resist or narrow such request; and (iii) if disclosure of such Confidential Information is required, furnish only that portion of the Confidential Information that, in the opinion of counsel to the party who has received the request, such party is legally compelled to disclose and advise Parent as far in advance of such disclosure as possible so that Parent may seek an appropriate protective order or other reliable assurance that confidential treatment will be accorded such Confidential Information. In any event, the party who receives the request shall not oppose actions by Parent to obtain an appropriate protective order or other reliable assurance that confidential treatment will be accorded such Confidential Information. In the event that a Company Member who is not an employee, officer or manager of the Company or a service provider to the Company shall violate the terms of this Section 5.4, Parent’s recourse (whether before or after Closing or termination of this Agreement) shall be against such Company Member and not to the Company itself. Notwithstanding anything to the contrary herein or in any Ancillary Agreements (or the Confidentiality Agreement), following the Closing, in no event shall Parent or its Affiliates be subject to any restriction with respect to any use or disclosure of any of the Company’s Confidential Information. The Selling Securityholders’

Annex B-27

Representative shall keep all information it receives from any party hereto related to this Agreement and the transactions contemplated hereby strictly confidential; provided, however, that notwithstanding the foregoing or anything in this Agreement to the contrary, following Closing, the Selling Securityholders’ Representative shall be permitted to: (i) after the public announcement (if any) of the Merger, publicly announce that it has been engaged to serve as the Selling Securityholders’ Representative in connection herewith as long as such announcement does not disclose any of the other terms hereof; and (ii) disclose information as required by law or to employees, advisors, agents or consultants of the Selling Securityholders’ Representative and to the Selling Securityholders, in each case who have a need to know such information, provided that such persons are subject to similarly restrictive confidentiality obligations with respect thereto.

5.5 Expenses. Except as provided in the calculation of the Initial Consideration, whether or not the Transactions are consummated, all fees and expenses incurred by a party in connection with the negotiation and effectuation of the terms and conditions of this Agreement and the Transactions, including all legal, accounting, financial advisory or other investment banking, broker, finder, consulting and all other fees and expenses of third parties, shall be the obligation of the respective party incurring such fees and expenses; provided, however, that the Parent has agreed to reimburse the Company for the a portion of the accounting expenses incurred by the Company in connection with the preparation of the Audited Financial Statements pursuant to Section 5.16 in an amount not to exceed Forty Thousand Dollars ($40,000) (the “Audit Reimbursement”). Parent shall pay to the Company the Audit Reimbursement upon the earlier of (i) the Closing, or (ii) the termination of this Agreement; provided, however, that no Audit Reimbursement shall be due or payable if Parent terminates this Agreement pursuant Section 8.1(a), (b)(ii), (b)(iii), (c), (d), (f), (h) or (i).

5.6 Public Disclosure.

(a) The parties agree that no public release, filing or announcement concerning this Agreement or the Ancillary Documents or the transactions contemplated hereby or thereby shall be issued by any party or any of their respective Affiliates without the prior written consent (not be unreasonably withheld, conditioned or delayed) of Parent, Merger Sub and the Company, except as such release or announcement may be required by Applicable Laws or the rules or regulations of any securities exchange, in which case the applicable party shall use commercially reasonable efforts to allow Parent, Merger Sub and the Company reasonable time to comment on, and arrange for any required filing with respect to, such release or announcement in advance of such issuance.

(b) Parent and the Company shall mutually agree upon and, as promptly as practicable after the execution of this Agreement, issue a press release announcing the execution of this Agreement (the “Signing Press Release”). Promptly after the issuance of the Signing Press Release (but in any event within four (4) Business Days after the execution of this Agreement), Parent shall file a current report on Form 8-K (the “Signing Filing”) with the Signing Press Release and a description of this Agreement as required by Applicable Laws, which the Company shall review, comment upon and approve (which approval shall not be unreasonably withheld, conditioned or delayed) prior to filing (with the Company reviewing, commenting upon and approving such Signing Filing in any event no later than the third (3rd) Business Day after the execution of this Agreement). Parent and the Company shall mutually agree upon and, as promptly as practicable after the Closing, issue a press release announcing the consummation of the transactions contemplated by this Agreement (the “Closing Press Release”). Promptly after the issuance of the Closing Press Release (but in any event within four (4) Business Days after the Closing), Parent shall file a current report on Form 8-K (the “Closing Filing”) with the Closing Press Release and a description of the Closing as required by Applicable Laws which the Company Managing Members immediately prior to Closing shall review, comment upon and approve (which approval shall not be unreasonably withheld, conditioned or delayed) prior to filing (with such Company Managing Members commenting upon and approving such Closing Filing in any event no later than the third (3rd) Business Day after the Closing). In connection with the preparation of the Signing Press Release, the Signing Filing, the Closing Filing, the Closing Press Release, or any other report, statement, filing notice or application made by or on behalf of a party to any Governmental Authority or other third party in connection with the transactions contemplated hereby, each party shall, upon request by any other party, furnish the parties with all information concerning themselves, their respective directors, officers and equity holders as may be necessary in connection with the preparation of such report, statement, filing notice or application, and such other matters as may be reasonably necessary or advisable in connection with the transactions contemplated hereby.

Annex B-28

5.7 Best Efforts; Knowledge.

(a) Each of the Company, Parent and Merger Sub hereby confirm their firm commitment to consummate the Transactions on the terms and conditions set forth herein, and subject to the terms and conditions of this Agreement, each such party shall use its best efforts in good faith to take, or cause to be taken, all actions and to use its best efforts to do, or cause to be done, all things reasonably necessary, proper or advisable under Applicable Laws to consummate the Transactions and to cause the conditions set forth in Article 6 to be satisfied, including taking actions reasonably necessary to obtain any and all Approvals of any Governmental Authority or other Person required in connection with the Merger; provided, however, that (i) Parent shall not be obligated to, and neither the Company nor any Company Subsidiary shall (unless expressly required by Parent in advance at Parent’s sole cost and expense), make or consent to any divestiture or operational limitation or activity in connection therewith, or any waiver or modification of any right, or any payment of money or grant of any other commercial concession as a condition to obtaining any such Approval, and (ii) for purposes of this Section 5.7 the Federal Cannabis Laws shall not be deemed to prohibit the Transactions or nullify the parties’ obligations under this Section 5.7. Without limiting the generality of the foregoing, the Company shall deliver or cause to be delivered each of the agreements or documents referred to in Section 6.2(g).

(b) Each of the parties (other than the Selling Securityholders’ Representative) agrees to use their best efforts in good faith to accurately complete, execute and timely submit all applications, statements, certifications, agreements and similar instruments required or requested by the Connecticut Department of Consumer Protection and any other Governmental Authority purporting to have authority over, or a right to approve, the Transactions.

(c) Notwithstanding anything herein to the contrary (including without limitation Section 2.30), all representations, warranties, and other statements made herein, in any exhibit or schedule hereto (including the Disclosure Schedules), or in any Ancillary Agreement by or on behalf of the Company are made to the knowledge of the Company.

(d) Notwithstanding anything herein to the contrary, all representations, warranties, and other statements made herein by or on behalf of Parent and/or Merger Sub, as applicable, are made to the knowledge of Parent and/or Merger Sub, as applicable.

5.8 FIRPTA Compliance. On or prior to the Closing Date, the Company shall provide Parent with a properly executed statement (the “FIRPTA Certificate”) satisfying the Requirements of Treasury Regulations Section 1.1145-11T(d)(2)(i) in a form reasonably acceptable to Parent.

5.9 Notification of Certain Matters. The Company shall, and shall cause each of the Company Subsidiaries to, give prompt notice to Parent of (a) any event which would reasonably be expected to have a Company Material Adverse Effect; (b) the occurrence or nonoccurrence of any event, the occurrence or non-occurrence of which is reasonably likely to cause any representation or warranty of the Company in this Agreement to be untrue or incomplete at or prior to the Effective Time; (c) any failure of the Company to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder; (d) any notice or other communication from any Governmental Authority in connection with the Transactions; (e) any notice from any Person alleging that the consent of such Person is or may be required in connection with the Transactions; and (f) any Action commenced or threatened against, relating to or involving or otherwise affecting the Company’s business or that relates to the consummation of the Transactions. Except as provided in this Section 5.9, any such disclosure shall not constitute an exception to the representations and warranties set forth in Article 2, shall not limit the rights of Parent under this Agreement for any breach by the Company of such representations and warranties, including, under Article 7 and Article 8, and shall not have the effect of satisfying any of the conditions to obligations of Parent set forth in Sections 6.1 and 6.2, provided, that (A) if (1) such disclosure by the Company or any Company Subsidiaries is made in order to set forth any matter, fact or item first occurring or arising after the date hereof and (2) Parent has the right to, but does not elect to, terminate this Agreement in accordance with Section 8.1, then from and after the Closing, Parent or the Company, shall be deemed to have irrevocably waived its right to indemnification under Article 7 with respect to such matter; or (B) if such disclosure is made in order to set forth any matter, fact or item first occurring or arising on or prior to the date hereof, then from and after the Closing, Parent shall have the right to indemnification pursuant to Article 7 with respect to such matter, and the applicable representation and warranty (and related schedule in the Company Disclosure Schedule) shall be read for purposes of Article 7 as if such disclosure had not been made by the Company or Company Subsidiary, as applicable, hereunder.

Annex B-29

5.10 Takeover Statutes. If any Takeover Statute is or may become applicable to the Transactions, the Company Managing Members shall grant such approvals and take such actions as are necessary so that the Transactions may be consummated as promptly as practicable on the terms contemplated hereby and otherwise act to eliminate the effects of any such Takeover Statute on any of the transactions contemplated hereby.

5.11 Delivery of Unit Ledger and Minute Books of the Company. The Company shall deliver its unit ledger and minute books to Parent at the Closing.

5.12 Tax Matters.

(a) Filing of Pre-Closing Tax Returns After the Closing Date. The Selling Securityholders’ Representative shall prepare (and the Surviving Corporation shall timely file or cause to be filed), or shall cause to be prepared, all Tax Returns of the Company and each Company Subsidiary that relate to Pre-Closing Tax Periods that are required to be filed after the Closing Date, and Selling Securityholders shall cause to be paid all Taxes due with respect to such Tax Returns. The Selling Securityholders’ Representative shall deliver at least thirty (30) days prior to the due date (taking into account any extension) for the filing of such Tax Returns to Parent for review and comment and shall consider such comments in good faith. Such Tax Returns shall not be filed without Parent’s prior consent (which consent shall not be unreasonably withheld, conditioned or delayed). Selling Securityholders shall make the payment due to Parent under this Section 5.12(a) at least two (2) Business Days before payment of Taxes is due to the Tax Authority in connection with the filing of such Tax Returns. Notwithstanding anything herein to the contrary (A) all deductions related to Company Transaction Expenses shall be deemed to fall in the Pre-Closing Tax Periods; and (B) the Selling Securityholders shall not be liable for any Tax Liability of the Company resulting on the Closing Date due to Parent or the Surviving Corporation’s operation of the Company.

(b) Filing of Straddle Period Tax Returns. Parent shall prepare and timely file, or cause to be prepared and timely filed, any Tax Return of the Company and each Company Subsidiary for a Straddle Period, and Selling Securityholders shall cause to be paid, its allocable share of Taxes due with respect to such Tax Returns, as determined in accordance with Section 5.12(c). Such Tax Returns shall be filed in a manner consistent with past practice and no position shall be taken, election made or method adopted that is inconsistent with positions taken, elections made or methods used in prior periods in filing such Tax Returns (including, without limitation, any position which would have the effect of accelerating or deferring income or deductions for periods or portions thereof for which the Selling Securityholders are liable under Section 7.2). Parent shall deliver at least twenty (20) days prior to the due date (considering any extension) for the filing of such Tax Return to the Selling Securityholders’ Representative for review and comment and shall consider such comments in good faith. Parent shall not file such Tax Returns without Selling Securityholders’ Representative’s prior consent (which consent shall not be unreasonably withheld, conditioned or delayed). Selling Securityholders shall make the payment due to Parent under this Section 5.12(b) at least two (2) Business Days before payment of Taxes is due to the Tax Authority in connection with the filing of such Tax Returns.

(c) Allocation of Straddle Period Taxes. With respect to Taxes of the Company and each Company Subsidiary relating to a Straddle Period, Selling Securityholders shall be liable for the amount of such Taxes allocable to the portion of the Straddle Period that is deemed to end on the close of business on the Closing Date. For purposes of the preceding sentence, in the case of any Taxes that are imposed on a periodic basis and are payable for a Straddle Period, the portion of such Tax that relates to the portion of such Tax period ending on the Closing Date shall (i) in the case of any Taxes other than Taxes based upon or related to income or receipts, be deemed to be the amount of such Tax for the entire Tax period multiplied by a fraction the numerator of which is the number of days in the Tax period ending on the Closing Date and the denominator of which is the number of days in the entire Tax period, and (ii) in the case of any Tax based upon or related to income or receipts, be deemed equal to the amount which would by payable if the relevant Tax period ended on the Closing Date.

(d) Cooperation. Selling Securityholders, the Selling Securityholders’ Representative and Parent shall reasonably cooperate, and shall cause their respective affiliates, officers, employees, agents, auditors and representatives reasonably to cooperate, in preparing and filing all Tax Returns, including maintaining and making available to each other all records necessary in connection with Taxes and in resolving all disputes and audits with respect to all taxable periods relating to Taxes. Without limiting the foregoing, in connection with the preparation of the Tax Returns referenced in Section 5.12(a), Parent will (and will cause the Surviving Corporation to) cooperate with the Selling Securityholders’ Representative to enable the Selling Securityholders’ Representative to utilize the Surviving Corporation’s existing tax return preparation firm(s) (the “Accounting Firm”). Such cooperation may include

Annex B-30

providing access to books and records and accounting staff, and delegating authority to the Selling Securityholders’ Representative under the Accounting Firm’s engagement agreement sufficient for the Accounting Firm to take direction from the Selling Securityholders’ Representative, or otherwise ensuring that the Selling Securityholders’ Representative will have access to (and the ability to direct, even if indirectly through the Surviving Corporation) the Accounting Firm.

(e) Tax Contests.

(i) Parent, on the one hand, and the Selling Securityholders’ Representative and Selling Securityholders, on the other hand, shall promptly notify each other upon receipt by such party of written notice of any inquiries, claims, assessments, audits or similar events with respect to Taxes relating to a Pre-Closing Tax Period or a Straddle Period for which Selling Securityholders may be liable under this Agreement (any such inquiry, claim, assessment, audit or similar event, a “Tax Matter”).

(ii) Selling Securityholders’ Representative at the expense of the Selling Securityholders shall have sole control of the conduct of all Tax Matters for the Pre-Closing Tax Period; provided, that with respect to any such Tax Matter, Parent and counsel of its own choosing shall have the right to participate in the prosecution or defense of such Tax Matter at Parent’s sole cost and expense, and the Selling Securityholders’ Representative shall (x) use reasonable efforts to inform Parent of the status of any such Tax Matter; (y) provide Parent with copies of any pleadings, correspondence, and other documents as Parent may reasonably request; and (z) not settle any such Tax Matter without the consent of Parent, which consent shall not be unreasonably withheld, conditioned or delayed.

(iii) Parent at the expense of the Parent shall have sole control of the conduct of all Tax Matters for the Straddle Period; provided, that with respect to any such Tax Matter, Selling Securityholders’ Representative and counsel of its own choosing shall have the right to participate in the prosecution or defense of such Tax Matter at Selling Securityholders’ Representative’s sole cost and expense, and the Parent shall (x) use reasonable efforts to inform Selling Securityholders’ Representative of the status of any such Tax Matter; (y) provide Selling Securityholders’ Representative with copies of any pleadings, correspondence, and other documents as Selling Securityholders’ Representative may reasonably request; and (z) not settle any such Tax Matter without the consent of Selling Securityholders’ Representative, which consent shall not be unreasonably withheld, conditioned or delayed.

(f) All transfer, documentary, sales, use, stamp, registration and other substantially similar Taxes and fees (including any penalties and interest) incurred in connection with this Agreement (collectively, “Transfer Taxes”) shall be paid one-half by the Parent and one-half by the Selling Securityholders when due, and the Company will, at its own expense, file all necessary Tax Returns and other documentation with respect to all such Transfer Taxes. The Company shall provide to Parent and Selling Securityholders’ Representative evidence satisfactory to them that such Transfer Taxes have been paid by the Company.

(g) Except for (i) any commercial agreements entered into in the ordinary course of business that are not primarily related to Taxes and (ii) any agreements related to Taxes, the only parties to which are some or all of the Company and a Company Subsidiary, the Company shall terminate or cause to be terminated any and all of the tax sharing, allocation, indemnification or similar agreements, arrangements or undertakings in effect, written or unwritten, on the Closing Date as between the Selling Securityholders or any predecessor or Affiliate thereof, on the one hand, and the Company and/or any Company Subsidiary, on the other hand, for all Taxes imposed by any Taxing Authority or other Governmental Authority, regardless of the period in which such Taxes are imposed, and there shall be no continuing obligation to make any payments under any such agreements, arrangements or undertakings.

(h) Any amounts payable under this Section 5.12 or Article 7 shall be treated by the parties as an adjustment to the Aggregate Consideration, unless otherwise required by Law.

5.13 Employees and Contractors.

(a) Continuing Personnel. The Company shall cooperate fully, and work with Parent to help Parent identify employees or independent contractors of the Company and its Subsidiaries to whom Parent may elect to offer continued employment or engagement following the Closing with the Surviving Corporation, Parent or any of their Subsidiaries (such employing or engaging entity referred to as a “Parent Employer”). With respect to any employee or independent contractor of the Company or its Subsidiaries who receives such an offer of continued employment or

Annex B-31

engagement from Parent, the Company shall assist Parent and any other relevant Parent Employer with their efforts to enter into revised employment or engagement arrangements with such individuals as soon as practicable after the date hereof and in any event prior to the Closing Date, which arrangements shall become effective as of 12:01 a.m., local time, on the day following the Effective Time. Notwithstanding any of the foregoing, none of Parent or the Surviving Corporation or any of their respective Affiliates shall have any obligation to make an offer of continued employment or engagement to any employee or independent contractor of the Company or its Subsidiaries. Effective no later than immediately prior to the Closing, the Company shall, consistent with Applicable Laws, terminate the employment or engagement of each of those employees or independent contractors of the Company and Company Subsidiaries who have not received, or received but not accepted, an offer of continued employment or engagement with the applicable Parent Employer prior to the Closing Date. Employees or independent contractor of the Company and its Subsidiaries who accept employment or engagement arrangements with revised terms and conditions of employment or engagement from a Parent Employer and commence employment or engagement with the Parent Employer (each, a “Continuing Personnel”) shall be eligible to receive the benefits described in their respective arrangements. Notwithstanding anything in this Agreement to the contrary, no Continuing Personnel, and no other employee or independent contractor of the Company or its Subsidiaries, shall be deemed to be a third party beneficiary of this Agreement.

(b) Announcement. The timing and content of any announcement or notification to the employees and independent contractors of the Company and its Subsidiaries with respect to the Merger or the other Transactions (which, for the avoidance of doubt, shall not include any press release or other public statement or any employment arrangements or independent contractor agreements or related communications to employees of the Company and its Subsidiaries from Parent or a Parent Employer) shall be subject to the approval, which shall not be unreasonably withheld, conditioned or delayed, of each of Parent and the Company; provided however that neither Parent, Merger Sub or their respective Representatives shall be permitted to contact the employees or independent contractors of the Company and its Subsidiaries without the prior written approval of the Company, in its sole discretion. Except with respect to any announcement or notification covered by the preceding sentence, the Company will consult with Parent (and will consider in good faith the advice of Parent) prior to sending any material notices or other communication materials relating to the Transactions to employees or independent contractors of the Company and its Subsidiaries; provided, however, that Selling Securityholder communications shall be provided to employee Selling Securityholders in the manner, at the time and subject to the terms and conditions set forth in this Agreement.

(c) Transfer of Employment Relationships. The Company shall complete any employee, labor union, labor organization or works council notice and consultation obligations, and undertake to obtain any required consent, approval or opinion therefrom.

5.14 Capital Commitments. Prior to Closing, Parent and Merger Sub shall use their best efforts to raise sufficient capital, in the form of third-party financing (including, without limitation, a “PIPE”), or through non-redemption agreements or similar commitments with Parent’s shareholders, to ensure that the Parent will have sufficient funds in the Trust Account to pay the Aggregate Consideration when due pursuant to this Agreement. Notwithstanding the foregoing, the Company acknowledges that there is no guarantee that Parent and Merger Sub will be able to obtain such outside financing.

5.15 Managers’ and Officers’ Indemnification. To the fullest extent permitted under Applicable Law, the Surviving Corporation Charter Documents shall contain provisions no less favorable with respect to indemnification, exculpation, advancement or expense reimbursement than are set forth in the Company Charter Documents prior to Closing, which provisions shall not be amended, repealed or otherwise modified for a period of six (6) years from the Closing Date in any manner that would affect adversely the rights thereunder of individuals who, at or prior to the Effective Time, were managing members, managers, officers, employees, fiduciaries or agents of the Company (each such individual, a “D&O Indemnified Party”), unless such modification shall be required by Applicable Law. The D&O Indemnified Parties are express and intended third-party beneficiaries of the provisions of this Section 5.15 and shall be entitled to independently enforce the terms hereof as if they were each a party to this Agreement.

5.16 Financial Statements. Prior to the filing of the Proxy Statement (as defined below), the Company shall deliver to Parent all Audited Financial Statements required to be included in the Proxy Statement under the applicable rules and regulations of the SEC, unaudited financial statements for any subsequent periods and such other financial information required to be included in the Proxy Statement or subsequent SEC filings.

Annex B-32

5.17 RESERVED.

5.18 Preparation of and Proxy Statement; Special Meeting.

(a) As promptly as practicable after the date hereof, Parent shall, with the assistance, cooperation and commercially reasonable efforts of the Company, prepare and file with the SEC a proxy statement (as amended, the “Proxy Statement”) of Parent for the purpose of soliciting proxies from Parent’s stockholders for the matters to be acted upon at the Special Meeting and providing Parent’s stockholders an opportunity in accordance with Parent’s Charter Documents to have their securities redeemed (the “Redemption”) in conjunction with the stockholder vote on the Stockholder Approval Matters (as defined below). The Proxy Statement shall include proxy materials for the purpose of soliciting proxies from Parent’s stockholders to vote, at a special meeting of Parent’s stockholders to be called and held for such purpose (the “Special Meeting”), in favor of resolutions approving (i) the adoption and approval of this Agreement and the Ancillary Document and the transactions contemplated hereby or thereby, including the Merger, in accordance with Parent’s Charter Documents, the DCGL and the rules and regulations of the SEC, (ii) adoption and approval of the new omnibus equity incentive plan for Parent, in form and substance reasonably acceptable to Parent and the Company (the “Incentive Plan”), that provides for the grant of awards to employees and other certain officers, directors, employees, consultants, and service providers of Parent and its subsidiaries in the form of options, restricted shares, restricted share units or other equity-based awards based on shares of Parent’s common stock with a total pool of awards of Parent’s common stock equal to fifteen percent (15%) of the aggregate number of shares of Parent’s common stock issued and outstanding immediately after the Closing, (iii) the reelection of certain members of Parent’s Board, and, if applicable, appointment of the members of any committees thereof, (iv) such other matters as Parent and the Company shall hereafter mutually determine to be necessary, appropriate or required (under the DGCL, pursuant to SEC or Nasdaq rules and regulations, or otherwise) in order to effect the Merger and the other transactions contemplated by this Agreement (the approvals described in foregoing clauses (i) through (iv), collectively, the “Stockholder Approval Matters”), and (v) the adjournment of the Special Meeting, if necessary or desirable in the reasonable determination of Parent. If on the date for which the Special Meeting is scheduled, Parent has not received proxies representing a sufficient number of shares to obtain the required approval of Parent’s stockholders, whether or not a quorum is present, Parent may make one or more successive postponements or adjournments of the Special Meeting. In connection with the Proxy Statement, Parent and Merger Sub will file with the SEC financial and other information about the transactions contemplated by this Agreement in accordance with Applicable Laws and applicable proxy solicitation rules set forth in Parent’s Charter Documents, the DGCL and the rules and regulations of the SEC and Nasdaq. Parent and Merger Sub shall cooperate and provide the Company (and its counsel) with a reasonable opportunity to review and comment on the Proxy Statement and any amendment or supplement thereto prior to filing the same with the SEC. The Company shall provide Parent and Merger Sub with such information concerning the Company and its equity holders, officers, directors, employees, assets, Liabilities, condition (financial or otherwise), business and operations that are required to be included in the Proxy Statement, or in any amendments or supplements thereto, which information provided by the Company shall be true and correct in all material respects and not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not materially misleading.

(b) Parent and Merger Sub shall take any and all reasonable and necessary actions required to satisfy the requirements of the Securities Act, the Exchange Act and other Applicable Laws in connection with the Proxy Statement, the Special Meeting and the Redemption. Each of Parent, Merger Sub and the Company shall, and shall cause each of its Subsidiaries to, make their respective directors, officers and employees, upon reasonable advance notice, available to the Company, Parent and Merger Sub, and their respective Representatives in connection with the drafting of the public filings with respect to the transactions contemplated by this Agreement, including the Proxy Statement, and responding in a timely manner to comments from the SEC. Each party shall promptly correct any information provided by it for use in the Proxy Statement (and other related materials) if and to the extent that such information is determined to have become false or misleading in any material respect or as otherwise required by Applicable Laws. Parent and Merger Sub shall amend or supplement the Proxy Statement and cause the Proxy Statement, as so amended or supplemented, to be filed with the SEC and to be disseminated to Parent’s stockholders, in each case as and to the extent required by Applicable Laws and subject to the terms and conditions of this Agreement and Parent’s Charter Documents.

Annex B-33

(c) Each of Parent and Merger Sub, with the assistance of the other parties, shall promptly respond to any SEC comments on the Proxy Statement and shall otherwise use its best efforts to cause the Proxy Statement to “clear” comments from the SEC. Parent and Merger Sub shall provide the Company (and its counsel) with copies of any written comments, and shall inform the Company of any oral comments, that Parent, Merger Sub or their respective Representatives receive from the SEC or its staff with respect to the Proxy Statement, the Special Meeting and the Redemption promptly after the receipt of such comments and shall give the Company a reasonable opportunity under the circumstances to review and comment on any proposed written or oral responses to such comments.

(d) As soon as practicable following the Proxy Statement “clearing” comments from the SEC, Parent and Merger Sub shall distribute the Proxy Statement to Parent’s stockholders, and, pursuant thereto, shall call the Special Meeting in accordance with the DGCL and Parent’s Charter Documents for a date no later than thirty (30) days following the mailing of the Proxy Statement.

(e) Parent and Merger Sub shall comply with all Applicable Laws, any applicable rules and regulations of Nasdaq, Parent’s Charter Documents, Merger Sub’s Charter Documents and this Agreement in the preparation, filing and distribution of the Proxy Statement, any solicitation of proxies thereunder, the calling and holding of the Special Meeting and the Redemption.

5.19 Parent Public Filings. Between the date of this Agreement and the Effective Time or the earlier termination of this Agreement, Parent will keep current and timely file all of the forms, reports, schedules, statements and other documents required to be filed by Parent with the SEC, including all necessary amendments and supplements thereto, and otherwise comply in all material respects with applicable securities Laws (the “Additional SEC Reports”). All such Additional SEC Reports (including any financial statements or schedules included therein) (i) shall be prepared in all material respects in accordance with either the requirements of the Securities Act, the Exchange Act and the Sarbanes-Oxley Act, as the case may be, and the rules and regulations promulgated thereunder and (ii) will not, at the time they are filed, or, if amended, as of the date of such amendment, contain any an untrue statement of a material fact or an omission to state a material fact that is required to be stated or that is necessary to make a statement not misleading in light of the circumstances in which it was made. As used in this Section 5.19, the term “file” shall be broadly construed to include any manner in which a document or information is furnished, supplied or otherwise made available to the SEC or Nasdaq. Any Additional SEC Reports which discuss or refer to this Agreement or the Transactions shall be subject to the prior review and approval of the Company (not to be unreasonably withheld, delayed or conditioned).

5.20 Delisting and Relisting. Prior to Closing, Parent and Merger Sub shall use their best efforts to (i) cause Parent’s shares of common stock, par value $0.0001 per share (“Parent Common Stock”), redeemable warrants, exercisable for shares of Parent Common Stock at an exercise price of $11.50 per share (“Parent Redeemable Warrants”), and units, each consisting of one share of Parent Common Stock and one Parent Redeemable Warrant, to be delisted from Nasdaq, unless a change in Applicable Laws occurs prior to Closing which would permit the continued listing of the Parent Common Stock and the Parent Redeemable Warrants on Nasdaq following the Closing, and (ii) if no such change in Applicable Laws occurs, prior to Closing list the Parent Common Stock and Parent Redeemable Warrants (or securities convertible into or issued in lieu thereof) on another securities exchange.

5.21 Environmental Obligations. Parent agrees that the Company Owned Property is an “establishment” pursuant to, and as defined by, the Connecticut Transfer Act, Connecticut General Statutes §§22a-134 to 22a-134e (the “Transfer Act”) and that the transactions contemplated herein may be a “transfer of establishment,” as that term is defined in the Transfer Act. If the Company Owned Property and the transactions contemplated hereby are subject to the Transfer Act, Parent shall be solely responsible for any and all compliance with the Transfer Act, including, but not limited to, the timely filing of any forms as may be required by the Transfer Act, the payment of any filing fees (or supplemental fees), and signing as the “certifying party,” as that term is defined in the Transfer Act. Parent releases and forever discharges, and covenants not to sue, any Selling Securityholder from any and all claims, injuries, demands, costs, penalties, attorneys’ fees, costs of litigation and causes of action of any kind whatsoever, now or hereafter in existence, known or unknown, which Parent may have against any Selling Securityholder and which arise from or relate to any hazardous material at the Company Owned Property. The provisions of this Section shall survive the Closing.

Annex B-34

ARTICLE 6
CONDITIONS TO THE MERGER

6.1 Conditions to Obligations of Each Party to Effect the Merger. The respective obligations of Parent and the Company to consummate the Merger and the other transactions that are to occur at or after the Effective Time pursuant to this Agreement shall be subject to the satisfaction at or prior to the Closing of the conditions set forth in this Section 6.1:

(a) Governmental Authority and Other Approvals. All Approvals from Governmental Authority necessary for consummation of the Merger and the other Transactions shall have been obtained and shall be in full force and effect, including, without limitation, (A) all other authorizations, consents and approvals of Governmental Authority required for consummation of the transactions contemplated hereby shall have been obtained, (B) the receipt of approval of Parent’s stockholders adopting this Agreement and approving the Stockholder Approval Matters, and (C) any filings and approvals required under the rules and regulations of Nasdaq, or such other stock exchange or quotation system on which Parent’s capital stock is then traded or is proposed to be traded on.

(b) No Injunctions or Regulatory Restraints; Illegality. No temporary restraining order, preliminary or permanent injunction or other Order issued by any court or other Governmental Authority of competent jurisdiction or other legal or regulatory restraint or prohibition against the consummation of the Merger or any of the other Transactions shall be in effect; nor shall there be any action taken, or any Law or Order enacted, entered, enforced or deemed applicable to the Merger or any of the other Transactions that would prohibit the consummation of the Merger or any of the other Transactions or that would permit consummation of the Merger and the other Transactions only if certain divestitures were made or if Parent, the Surviving Corporation or the Company were to agree to limitations on its business activities or operations.

6.2 Additional Conditions to the Obligations of Parent and Merger Sub. The obligations of Parent and Merger Sub to consummate the Merger and the other transactions to occur at or after the Effective Time pursuant to this Agreement shall be subject to the satisfaction at or prior to the Closing of each of the conditions set forth in this Section 6.2, any of which may be waived, in writing, exclusively by Parent in its sole and absolute discretion (provided that the Parent Indemnitees shall not be entitled to indemnification with respect to the subject of such waiver in the event the Effective Time occurs):

(a) Representations and Warranties. (i) The representations and warranties in Sections 2.1 (Organization and Qualification), 2.2 (Authorization), 2.3 (Capital Equity), 2.4 (Subsidiaries), 2.6 (No Conflicts) and 2.28 (Anti-Money Laundering) of this Agreement shall be true, correct and complete in all respects as of the date of this Agreement and as of the Closing Date as if made on and as of the Closing Date (other than, in each case, such representations and warranties which by their express terms are made solely as of a specified earlier date, which shall be true, correct and complete in all respects as of such specified earlier date) other than inaccuracies that in the aggregate are de minimis, and (ii) the other representations and warranties of the Company contained in this Agreement shall each be true, correct and complete in all material respects as of the date of this Agreement and as of the Closing Date as if made on and as of the Closing Date (other than, in each case, such representations and warranties which by their express terms are made solely as of a specified earlier date, which shall be true, correct and complete in all material respects as of such specified earlier date), except for inaccuracies of representations and warranties the circumstances giving rise to which, individually or in the aggregate, do not constitute and could not reasonably be expected to have, a Company Material Adverse Effect; provided, however, that for purposes of determining the accuracy of any representations and warranties, any update of or modification to the Company Disclosure Schedule made pursuant to Section 5.9 shall be either included or disregarded as provided in Section 5.9.

(b) Performance. The Company shall have performed and complied with, in all material respects, each agreement, covenant and obligation required by this Agreement and the Ancillary Agreements to be so performed or complied with by the Company on or before the Closing Date.

(c) No Company Material Adverse Effect. Since the date of this Agreement, no Company Material Adverse Effect shall have occurred.

Annex B-35

(d) Officer’s Certificate. Parent shall have received a certificate, dated as of the Closing Date, in substantially the form attached hereto as Exhibit E, executed on behalf of the Company by a duly authorized officer of the Company, to the effect that the conditions set forth in this Section 6.2 have been satisfied.

(e) Member Approval. This Agreement, the Certificate of Merger and the Merger shall have been approved by the Requisite Member Vote.

(f) Joinder Agreements. Parent shall have received Joinder Agreements and Member Written Approvals that have been duly executed and delivered by Company Members entitled to receive at least seventy percent (70%) of the Allocated Portion of the Initial Consideration payable to all Company Members pursuant to Section 1.7; and such Joinder Agreements and Member Written Approvals shall be in full force and effect and shall not have been repudiated.

(g) Delivery of Other Agreements and Documents.

(i) The Escrow Agent and the Selling Securityholders’ Representative shall have executed and delivered the Escrow Agreement substantially in the form of Exhibit F.

(ii) Parent shall have received a DVD or USB drive evidencing the documents and other materials that were made available to Parent, and indicating, for each such document or other material, the date that it was uploaded to the Data Room and made accessible to Parent and its Representatives in the Data Room.

(iii) The Company shall have delivered to Parent the Closing Payment Certificate in accordance with Section 1.9.

(iv) Parent shall have received a payoff letter (in written form reasonably satisfactory to Parent) from each holder of the Indebtedness outstanding immediately prior to the Closing evidencing the payment required to fully pay off and discharge such Indebtedness and confirming release of any Liens upon the payment of the amount set forth in such payoff letter.

(v) Each Company Managing Member and officer of the Company and each Company Subsidiary shall deliver to Parent, in form and substance satisfactory to Parent, his or her resignation from such position effective immediately upon the Effective Time.

(vi) The Company shall have provided Parent with the properly executed FIRPTA Certificate pursuant to Section 5.8.

(viii) The Company shall have delivered to Parent such other documents and instruments as may be reasonably required to consummate the Transactions.

(h) Employee Matters. None of the Identified Employees shall have terminated employment with the Company or the relevant employing Subsidiary of the Company, or shall have terminated or repudiated (or indicated or provided notice of an intent to terminate or repudiate) his or her Employment Agreement or Non-Competition Agreement, except for such Identified Employees whose employment was terminated for cause or due to death or disability.

6.3 Additional Conditions to Obligations of the Company. The obligations of the Company to consummate the Merger and the other transactions that are to occur at or after the Effective Time pursuant to this Agreement shall be subject to the satisfaction at or prior to the Closing of each of the conditions set forth in this Section 6.3, any of which may be waived, in writing, exclusively by the Company in its sole and absolute discretion:

(a) Representations and Warranties. The representations and warranties of Parent contained in this Agreement shall each be true, correct and complete in all material respects as of the date of this Agreement and as of the Closing Date as if made on and as of the Closing Date (other than, in each case, such representations and warranties which by their express terms are made solely as of a specified earlier date, which shall be true, correct and complete in all material respects as of such specified earlier date); provided, however, that for purposes of determining the accuracy of any representations and warranties, all materiality, Parent Material Adverse Effect and similar qualifications limiting the scope of such representations and warranties shall be disregarded.

Annex B-36

(b) Performance. Parent and Merger Sub shall have performed and complied with in all material respects each agreement, covenant and obligation required by this Agreement to be so performed or complied with by Parent at or before the Closing.

(c) No Parent Material Adverse Effect. Since the date of this Agreement, no Parent Material Adverse Effect shall have occurred.

(d) Officer’s Certificate. Company shall have received a certificate, dated as of the Closing Date, in substantially the form attached hereto as Exhibit G, executed on behalf of the Parent by a duly authorized officer of the Company, to the effect that the conditions set forth in this Section 6.3 have been satisfied.

(e) Stockholder Approval. This Agreement, the Certificate of Merger, the Merger and the Stockholder Approval Matters shall have been approved by the Parent’s Stockholders in conformity with the Proxy Statement and Parent’s Charter Documents.

(f) Ancillary Agreements. Parent and Merger Sub shall have each executed and delivered each of the Ancillary Agreements to which Parent or Merger Sub, respectively, is a party and assuming the due execution and delivery of such agreements by the other parties thereto, such agreements shall be in full force and effect with respect to Parent and Merger Sub, as applicable.

ARTICLE 7
SURVIVAL OF REPRESENTATIONS, WARRANTIES, COVENANTS AND
AGREEMENTS; INDEMNIFICATION

7.1 Survival of Representations, Warranties, Covenants and Agreements; Release of Escrow Fund.

(a) All of the representations and warranties contained in this Agreement and the certificates and instruments delivered in connection herewith or therewith shall survive the Merger and continue until 11:59 p.m. New York time on the day which is eighteen months (18) months after the date on which the Effective Time occurs (the “Expiration Date”); provided, however, that the Fundamental Representations shall survive the Closing and shall continue until the expiration of the latest statute of limitations applicable to such representations and warranties (either pertaining to the subject matter of such representations and warranties, or the ability of any Parent Indemnitees, any Company Indemnitees or any third party to make a claim relating to the breach of such representations and warranties, as the case may be, whichever is later) after giving effect to any extensions or waivers plus thirty (30) days.

(b) Nothing in this Section 7.1 or any other provision of this Agreement (i) shall be construed to limit the survival of any representation or warranty of any Person set forth in any of the Ancillary Agreements, which shall survive the Merger and continue for the time periods set forth therein (or, if no time period is set forth therein, indefinitely), or (ii) shall be construed to limit the survival of any covenant or agreement of the Company or Parent contained in this Agreement or any of the Ancillary Agreements, which shall survive the Merger and continue for the time periods set forth herein or therein as applicable (or, if no time period is set forth therein, indefinitely).

(c) The Escrow Agreement shall provide that on the Escrow Release Date the Escrow Agent shall release from the Escrow Fund and shall deliver to the Selling Securityholders (to each, their respective Allocated Portion), an amount equal to the Escrow Release Amount; provided, however, that (i) if the amount then remaining in the Escrow Fund are less than the Escrow Release Amount the Escrow Agent shall not release any funds and (ii) any amounts relating to an Unresolved Claim (as defined below) for which Parent has provided the Selling Securityholders’ Representative with notice prior to the Escrow Release Date shall not be included for purposes of calculating amounts remaining in the Escrow Fund for purposes of this Section 7.1(c).

7.2 Indemnification by Selling Securityholders. From and after the Closing, each Selling Securityholder agrees, subject to the limitations in this Article 7, severally and not jointly (according to their Allocated Portion), to indemnify Parent, Merger Sub and their Affiliates (including the Surviving Corporation) and each of their respective Representatives, successors and assigns (collectively, the “Parent Indemnitees”) and hold each of them harmless from and against of any Loss which such Parent Indemnitee suffers, sustains or becomes subject to, either directly

Annex B-37

or indirectly, as a result of, arising out of, relating to or in connection with the following, so long as such Parent Indemnitee has in good faith made a timely claim for indemnification in accordance with Sections 7.1 and 7.5:

(a) subject to Section 5.9, any breach of or inaccuracy in any representation or warranty made by the Company in this Agreement or any certificate, agreement or instrument delivered in connection herewith or therewith (any claim thereof, a “Representation Breach Claim”);

(b) any breach or violation of any covenant or agreement of the Company contained in this Agreement or any certificate, agreement or instrument delivered in connection herewith or therewith;

(c) any inaccuracy in or omission with respect to the Closing Payment Certificate;

(d) any claim relating to the Expense Fund or the Managing Member Expense Fund;

(e) any Taxes (A) of or with respect to the income, assets or operations of the Company or any Company Subsidiary with respect to any Pre-Closing Tax Period or any Straddle Period (to the extent allocable (as determined pursuant to Section 5.12(c) to the portion of such period beginning before and ending on the Closing Date); and

(f) any costs and expenses of enforcement to recover Losses due to any Parent Indemnitee, and any Losses incurred by Parent or any of the other Parent Indemnitees to enforce the indemnification, compensation or reimbursement obligations, agreements and undertakings hereunder in connection with any indemnification Liability for Losses payable under this Article 7, but in each case solely to the extent that such indemnification is determined (by agreement or otherwise) to be due and owing.

7.3 Indemnification by the Parent. From and after the Closing, Parent agrees, subject to the limitations in this Article 7, to indemnify the Selling Securityholders and their Affiliates and each of their respective Representatives, successors and assigns (collectively, the “Company Indemnitees”) and hold each of them harmless from and against of any Loss which such Company Indemnitee suffers, sustains or becomes subject to, either directly or indirectly, as a result of, arising out of, relating to or in connection with (regardless of whether or not such Loss relates to any Third Party Claim) so long as such Company Indemnitee has in good faith made a timely claim for indemnification in accordance with Sections 7.1 and 7.5:

(a) any breach of or inaccuracy in any representation or warranty made by the Parent or Merger Sub in this Agreement or any certificate, agreement or instrument delivered in connection herewith or therewith;

(b) any breach or violation of any covenant or agreement of the Parent and/or Merger Sub contained in this Agreement or any certificate, agreement or instrument delivered in connection herewith or therewith; and

(c) any costs and expenses of enforcement to recover Losses due to any Company Indemnitee, and any Losses incurred by any Company Indemnitees to enforce any of Parent’s indemnification, compensation or reimbursement obligations, agreements and undertakings hereunder in connection with any indemnification Liability for Losses payable under this Article 7, but in each case solely to the extent that such indemnification is determined (by agreement or otherwise) to be due and owing.

7.4 Limitations.

(a) No Selling Securityholder shall be obligated to indemnify any Parent Indemnitee for any claim for indemnification pursuant to a Representation Breach Claim unless and until the aggregate amount of all Losses of all Parent Indemnitees (whether or not resulting from a Representation Breach Claim) equal or exceed Two Hundred Fifty Thousand Dollars ($250,000) (the “Deductible”), at which time the Selling Securityholders shall indemnify the Parent Indemnitees for the amount of all Losses in excess of the Deductible. The Deductible shall not apply to Losses resulting from (x) any Representation Breach Claim regarding the representations and warranties of the Company set forth in Sections 2.1 (Organization and Qualification), 2.2 (Authorization), 2.3 (Capital Equity), 2.4 (Subsidiaries), 2.6 (No Conflicts; Approvals; Requisite Member Vote), 2.11 (Taxes), 2.23 (Brokers), 2.26 (Takeover Statutes) (collectively, the “Fundamental Representations”), or (y) any claims other than Representation Breach Claims.

Annex B-38

(b) The Selling Securityholders’ aggregate Liability for Representation Breach Claims shall not exceed Thirteen Million Dollars ($13,000,000) (the “General Cap”); provided that the General Cap shall not apply with respect to the claims set forth in the following clauses (A) through (B) and the Selling Securityholders’ Liability for indemnification therefor shall not count for purposes of the General Cap: (A) Representation Breach Claims regarding any Fundamental Representations; and (B) any claims other than Representation Breach Claims.

(c) The Selling Securityholders’ aggregate Liability for all claims hereunder shall not exceed the Escrow Amount (the “Maximum Cap,” together with the General Cap, each, an “Indemnity Cap”; it being understood that the Indemnity Caps are not separate and distinct limitations).

(d) Notwithstanding anything to the contrary in this Agreement: (1) the Parent Indemnitees’ recourse under this ARTICLE VII shall be solely against the Escrow Fund, except that in the event of the Fraud of any Selling Securityholder, the Parent Indemnitees shall have recourse against the Escrow Fund and the Selling Securityholder(s) who committed such Fraud and/or the Selling Securityholder(s) who had, at the time such Fraud was committed, actual knowledge of such Fraud and failed to inform the Company or Parent of such Fraud, and (2) neither the Deductible nor any Indemnity Cap shall apply with respect to claims based on Fraud, and the Selling Securityholders’ Liability for indemnification therefor shall not count for purposes of any Indemnity Cap. Notwithstanding the foregoing, no Selling Securityholder shall be liable for the Fraud of any other Selling Securityholder.

(e) Nothing in this Section 7.4 shall limit Parent’s or the Surviving Corporation’s right to seek equitable relief (including an injunction) to enforce any rights under this Agreement.

(f) Notwithstanding anything herein to the contrary, for purposes of calculating or determining the amount of Losses incurred under Section 7.2 or Section 7.3, there shall be deducted from any Losses an amount of any Tax benefit, Tax refund, insurance proceeds, indemnification payments, contribution payments or reimbursements actually received by any Company Indemnitees or Parent Indemnitees, as applicable, in connection with such Losses. Furthermore, upon notice of any Loss or event or condition that may give rise to any Loss, Parent or the Company Managing Members immediately prior to Closing, as applicable, shall, and shall cause all of its respective Affiliates to, (i) take any and all actions available to them to mitigate and minimize such Loss to the maximum extent possible and (ii) notify all of their respective applicable insurance carriers of such possible Loss and diligently seek to recover all possible insurance coverage, payments and proceeds relating to such Loss under any and all policies of insurance held by them.

(g) Notwithstanding anything to the contrary contained in this Agreement, under no circumstances will any Indemnified Party be entitled to recover exemplary, special, indirect, consequential or punitive damages under this Article 7 (except to the extent such damages are awarded to a third party or in the case of Fraud).

(h) Any amounts payable pursuant to the indemnification obligations hereunder shall be paid without duplication.

(i) Notwithstanding anything contrary in this Agreement, the Parent Indemnitees shall not have any right to indemnification under this Agreement with respect to, or based on, Taxes to the extent such Taxes (i) are attributable to a Tax period (or portion thereof) beginning on or after the Closing Date, or (ii) result from transactions or actions taken by Parent or any of its Affiliates (including for the avoidance of doubt, the Company and the Company Subsidiary) after the Closing that are not contemplated by this Agreement.

7.5 Indemnification Procedures; Third Party Claims.

(a) Indemnification Procedures.

(i) As used herein, an “Indemnified Party” shall refer to a Parent Indemnitee or a Company Indemnitee, as applicable, the “Notifying Party” shall refer to the party hereto whose Indemnified Parties are entitled to assert a claim for indemnification hereunder and has given notice of such claim as required by this Section 7.5(a) (a “Claim Notice”) to the other Party, such other Party being referred to herein as the “Indemnifying Party”. In the event that an Indemnified Party has or claims to have incurred, paid, accrued, reserved or suffered, or believes in good faith that it may incur, pay, accrue, reserve or suffer, Losses for which it is or may be entitled to be held harmless, indemnified, compensated or reimbursed in accordance with the terms of this Article 7 in respect of an Indemnification Claim,

Annex B-39

Parent (on behalf of such other Parent Indemnitee, if applicable) or such Company Indemnitee shall deliver a written notice (a “Claim Notice”) to the Selling Securityholders’ Representative or Parent, respectively. Each Claim Notice shall, with respect to each Indemnification Claim set forth therein, (i) specify in reasonable detail and in good faith the nature of the Indemnification Claim being made and (ii) contain a good faith, non-binding, preliminary estimate of the aggregate Dollar amount of Losses to which such Indemnified Party might be entitled (the aggregate amount of such estimate, as it may be modified by Parent in good faith from time to time, being referred to as the “Claim Amount”). For the avoidance of doubt, when the Selling Securityholders are, collectively, the Indemnifying Party, all notices to (or from) the Indemnifying Party shall be delivered to (or by) the Selling Securityholders’ Representative, acting on their behalf.

(ii) If the Parent (on behalf of a Parent Indemnifying Party) or the Selling Securityholders’ Representative (on behalf of any Selling Securityholders Indemnifying Party) wishes to object to the allowance of some or all Indemnification Claims made in a Claim Notice, the Indemnifying Party must deliver a written objection to Parent or the Selling Securityholders’ Representative, as applicable, within thirty (30) Business Days after receipt of such Claim Notice expressing such objection and explaining in reasonable detail and in good faith the basis therefor (an “Objection Notice”). Following receipt by Parent or Selling Securityholders’ Representative, as applicable, of the Objection Notice, if any, Parent (on behalf of a Parent Indemnifying Party) and the Selling Securityholders’ Representative shall promptly, and within ten (10) Business Days, meet to attempt to resolve the rights of the respective parties with respect to each Indemnification Claim that is the subject of the Objection Notice. If the Selling Securityholders’ Representative and Parent (on behalf of a Parent Indemnifying Party) resolve the dispute that is the subject of the Objection Notice with respect to Indemnification Claims made by Parent Indemnitees, then as promptly as practicable (and in any event within five (5) Business Days) following the resolution of the Indemnification Claim, Parent and the Selling Securityholders’ Representative shall execute and deliver joint written instructions to the Escrow Agent instructing the Escrow Agent to pay a certain amount (the “Stipulated Amount”) to Parent from the Escrow Fund. To the extent that the amount remaining in the Escrow Fund is insufficient to cover the full Stipulated Amount and the Stipulated Amount relates to the Fraud of one or more Selling Securityholders, then, subject to the limitations contained in Section 7.4, the Selling Securityholder(s) who committed such Fraud and/or the Selling Securityholder(s) who had, at the time such Fraud was committed, actual knowledge of such Fraud and failed to inform the Company or Parent of such Fraud, shall, within ten (10) Business Days following the date of the joint written instructions, pay such Selling Securityholders’ Allocated Portion (as of the date of the joint instructions and as applicable among the implicated Selling Securityholders) of the amount of such shortfall to Parent. If the Selling Securityholders’ Representative and Parent (on behalf of a Parent Indemnifying Party) resolve the dispute that is the subject of the Objection Notice with respect to Indemnification Claims made by Company Indemnitees, then as promptly as practicable (and in any event within five (5) Business Days) following the resolution of the Indemnification Claim, Parent shall pay by wire transfer of immediately available funds to an account designated by the Paying Agent (for further distribution to the Selling Securityholders) such agreed upon amount.

(iii) If Parent or the Selling Securityholders’ Representative, as applicable, does not receive an Objection Notice with respect to any Indemnification Claim set forth in a Claim Notice by such party at the end of the thirty (30) Business Day period referred to in Section 7.5(a)(ii), (i) the applicable Indemnifying Party shall be deemed to have irrevocably waived any right to object to such Indemnification Claim and to have agreed that Losses in the amount of the applicable Claim Amount (the “Agreed Amount”) are indemnifiable hereunder, (ii) as promptly as practicable (and in any event within five (5) Business Days) following the expiration of such thirty (30) Business Day period, Parent and the Selling Securityholders’ Representative shall execute and deliver joint written instructions to the Escrow Agent instructing the Escrow Agent to pay the Agreed Amount to Parent from the Escrow Fund with respect to Indemnification Claims made by Parent Indemnitees; and (iii) if the amount remaining in the Escrow Fund is insufficient to cover the full Agreed Amount and the Agreed Amount relates to the Fraud of one or more Selling Securityholders, then, subject to the limitations contained in Section 7.4, the Selling Securityholder(s) who committed such Fraud shall and/or the Selling Securityholder(s) who had, at the time such Fraud was committed, actual knowledge of such Fraud and failed to inform the Company or Parent of such Fraud, within ten (10) Business Days following the expiration of such thirty (30) Business Day period, pay such Selling Securityholders’ Allocated Portion (determined as of the seventh (7th) Business Day prior to the date when such indemnification Liability becomes payable under this Article 7 and as applicable among the implicated Selling Securityholders) of the amount of such shortfall to Parent. If the Indemnification Claim was made by a Company Indemnitee, then upon the resolution of the Indemnification Claim, Parent, as promptly as practicable (and in any event within five (5) Business Days) following the expiration of such thirty (30) Business Day, shall pay by wire transfer of immediately available funds to an account designated by the Paying Agent (for further distribution to the Selling Securityholders) such Agreed Amount.

Annex B-40

(iv) In the event that the parties do not execute any joint instructions or resolve an Objection Notice, as applicable, within thirty (30) Business Days of receipt by of the Objection Notice or the parties do not otherwise receive the Agreed Amount, then Parent or the Company Indemnitee may commence an Action to resolve such dispute and enforce its rights with respect thereto in any court available therefor (such Action, a “Litigated Dispute”). Upon the resolution of a Litigated Dispute:

(A) Parent and the Selling Securityholders’ Representative shall, as promptly as practicable (and in any event within five (5) Business Days) following the entry of the final judgment of a court of competent jurisdiction, or such shorter period of time as may be set forth in such final judgment, (i) execute and deliver joint written instructions to the Escrow Agent instructing the Escrow Agent to pay the amount awarded to the Parent Indemnitee, if any, in such Litigated Dispute (the “Award Amount”) to Parent from the Escrow Fund with respect to amounts owing to Parent and (ii) Parent shall, as promptly as practicable (and in any event within five (5) Business Days), pay by wire transfer of immediately available funds to an account designated by the Paying Agent (for further distribution to the Selling Securityholders) such Award Amount; and

(B) if the amount remaining in the Escrow Fund is insufficient to cover the full Award Amount owing to Parent and the Award Amount relates to the Fraud of one or more Selling Securityholders, then, subject to the limitations contained in Section 7.4, the Selling Securityholder(s) who committed such Fraud or had, at the time such Fraud was committed, actual knowledge of such Fraud shall, within ten (10) Business Days following the entry of such final judgment, or such shorter period of time as may be set forth in such final judgment, pay such Selling Securityholders’ Allocated Portion (as applicable among the implicated Selling Securityholders) of the amount of such shortfall to Parent.

(v) To the extent any Loss Amounts are released from the Escrow Fund with respect to Indemnification Claims that are not subject to a cap equal to the Escrow Amount, such Loss Amounts shall not reduce the amount that the Parent Indemnitees may recover with respect to Indemnification Claims that are subject to a cap equal to the Escrow Amount. Any amounts released from the Escrow Fund or paid to Parent in respect of any Indemnification Claim asserted on behalf of a Parent Indemnitee other than Parent, shall be received by Parent on behalf of such other Parent Indemnitee.

(vi) Prior to the Expiration Date, Parent will notify the Selling Securityholders’ Representative in writing of the amount that Parent determines in good faith to be necessary to satisfy all Indemnification Claims for which Claim Notices have been received by the Selling Securityholders’ Representative that are not fully and finally resolved (or if resolved, not fully paid in accordance with the resolution, if applicable) at or prior to 11:59 p.m. New York time on the Expiration Date in accordance with this Section 7.5 (such unresolved claims being referred to as the “Unresolved Claims” and such amount being referred to as the “Expiration Date Retained Escrow Amount”). Within five (5) Business Days after the Expiration Date, Parent and the Selling Securityholders’ Representative shall execute and deliver joint written instructions to the Escrow Agent instructing the Escrow Agent to release from the Escrow Fund and shall deliver, in accordance with Section 1.9(c), the amount, if positive, that is equal to the amount remaining in the Escrow Fund as of 11:59 p.m. New York time on the Expiration Date less the Expiration Date Retained Escrow Amount.

(vii) Following the Expiration Date, if an Unresolved Claim is finally resolved, then, Parent and the Selling Securityholders’ Representative shall, within five (5) Business Days after the final resolution of such Unresolved Claim and the payment paid by the Selling Securityholder to Parent from the Escrow Fund for such Unresolved Claim, if applicable, execute and deliver joint written instructions to the Escrow Agent instructing the Escrow Agent to release from the Escrow Fund and deliver, in accordance with Section 1.9(c), the amount, if positive, that is equal to: (i) the amount then held in the Escrow Fund following the date of such resolution and payment; less (ii) the aggregate amount that Parent determines in good faith to be necessary to satisfy all remaining Unresolved Claims (which amount will continue to be held in the Escrow Fund).

(b) Third-Party Claims.

(i) In the event an Indemnified Party becomes aware of a claim by a third party (a “Third Party Claim”) the Notifying Party shall give the Indemnifying Party prompt written notice of such Third Party Claim (a “Third Party Claim Notice”), which Third Party Claim Notice shall be in writing and shall set forth in reasonable detail: (i) the Losses asserted against, incurred, sustained or suffered by the Indemnified Party; (ii) specify in reasonable detail

Annex B-41

why the Indemnified Party is entitled to indemnification from the Indemnifying Party for such Losses; (iii) the facts giving rise to such Third Party Claim and the amount or the method of computation of the amount of Losses of such Third Party Claim (if then known) included in the amount so stated; (iv) the date insofar as practicable each such item that has been or may be paid, incurred or sustained; (v) the provisions of this Agreement to which such item is related; and (vi) the amount of consideration sought to be delivered to the Indemnified Party in compensation for such Losses as of the date of such Third Party Claim Notice, to the extent known. The failure to give such Third Party Claim Notice shall not affect any Indemnified Party’s ability to seek indemnification hereunder unless, and only to the extent that, such failure has prejudiced the Indemnifying Party’s ability to defend successfully a Third Party Claim. Thereafter, the Notifying Party will give the Indemnifying Party, promptly after the Notifying Party’s (or Indemnified Parties’, as applicable) receipt or delivery thereof, copies of all documents (including court papers) received or delivered by the Notifying Party (or Indemnified Party, as applicable) relating to any such Third Party Claim.

(ii) The Indemnifying Party shall respond, in writing, to such Third Party Claim Notice within fifteen (15) Business days after receipt of the Third Party Claim Notice (or within the shorter period, if any, during which a defense must be commenced for the preservation of rights), stating whether it agrees to assume the obligation to indemnify the Indemnified Party pursuant to the terms of this Agreement with respect to such Third Party Claim and will agree to contest and defend such Third Party Claim or whether it refuses to assume the obligation to indemnify the Indemnified Party with respect to such Third Party Claim and/or to contest and defend such Third Party Claim.

(iii) If Indemnifying Party agrees to accept the obligation to indemnify the Indemnified Party with respect to such Third Party Claim and defend and contest such Third Party Claim, then the Indemnifying Party shall be entitled to contest and defend such Third Party Claim by so stating in its response. Reputable attorneys reasonably acceptable to the Indemnified Party employed by the Indemnifying Party shall conduct such contest and defense. The Indemnified Party shall be entitled at any time, at its own cost and expense (which expense shall not constitute Losses), to participate in such contest and defense and to be represented by attorneys of its or their own choosing. If the Indemnified Party elects to participate in such defense, the Indemnified Party shall cooperate with the Indemnifying Party in the conduct of such defense and shall defer to the judgment of the attorneys employed by the Indemnifying Party. Notwithstanding the foregoing, if (i) the Indemnified Party reasonably determines that there is a conflict of interest that prevents the Indemnifying Party from adequately representing the Indemnified Party’s interests with respect to a Third Party Claim, (ii) a Third Party Claim seeks relief other than the payment of monetary damages, (iii) the subject matter of a Third Party Claim relates to the ongoing business of the Indemnified Party, which Third Party Claim, if decided against the Indemnified Party, would adversely affect the ongoing business or reputation of the Indemnified Party or (iv) the Indemnified Party would not be fully indemnified with respect to such Third Party Claim, then, in each such case, the Indemnified Party alone shall be entitled to contest, defend and settle such Third Party Claim in the first instance and the Indemnifying Party shall, subject to the limitations set forth in this Article 7 with respect to indemnification, reimburse the Indemnified Party for its reasonable out of pocket costs and expenses (including reasonable fees of outside counsel) for such contest, defense or settlement of such Third Party Claim.

(iv) If the Indemnifying Party agrees to accept the obligation to indemnify the Indemnified Party with respect to Losses incurred in connection with such Third Party Claim but either does not elect to assume or is prevented from assuming the defense of such Third Party Claim within the time period set forth, the Indemnified Party shall defend such Third Party Claim through counsel chosen by it at its own expense (and with the right of the Indemnified Party for indemnification of such expenses in accordance with this Article 7), provided the Indemnified Party will not admit to any liability or concede, settle or compromise any such Third Party Claim without the prior written consent of the Indemnifying Party (which consent will not be unreasonably withheld, conditioned or delayed). If the Indemnifying Party does not assume the defense of a Third Party Claim, the Indemnifying Party shall, at its own expense, cooperate with the Indemnified Party in such defense and make available to the Indemnified Party all witnesses, pertinent records, materials and information in the Indemnifying Party’s possession or under the Indemnifying Party’s control relating thereto as is reasonably required by the Indemnified Party. If the Indemnifying Party assumes the defense of any Third Party Claim, the Indemnified Party shall, at the Indemnifying Party’s expense, cooperate with the Indemnifying Party in such defense and make available to the Indemnifying Party all witnesses, pertinent records, materials and information in the Indemnified Party’s possession or under the Indemnified Party’s control relating thereto as is reasonably required by the Indemnifying Party.

Annex B-42

(v) If the Indemnifying Party assumes the defense of a Third Party Claim: (i) the Indemnified Party will not admit to any liability, or concede, settle or compromise any such Third Party Claim without the prior written consent of the Indemnifying Party, which consent shall not be unreasonably withheld, conditioned or delayed; and (ii) the Indemnifying Party will not settle or compromise any Third Party Claim, without the prior written consent of the Indemnified Party (which consent will not be unreasonably withheld, conditioned or delayed), if such compromise or settlement: (A) seeks relief other than the payment of monetary damages, (B) the subject matter of a Third Party Claim relates to the ongoing business of the Indemnified Party, which Third Party Claim, if decided against the Indemnified Party, would place a material limitation on the future operations of the Indemnified Party, (C) affects in a manner materially adverse to the Indemnified Party any other Third Party Claim that reasonably may be expected to be made against such Person or (D) does not release the Indemnified Party (including the Notifying Party) from all liability regarding such Third Party Claim, other than any liability being satisfied by the Indemnifying Party hereunder

7.6 No Contribution. No Indemnifying Party shall make any claim for subrogation, indemnification, contribution, reimbursement or right of advancement from the Indemnified Party with respect to any Losses claimed by any Indemnified Party, and all such Indemnifying Parties hereby waive any such right of subrogation, indemnification, contribution, reimbursement or right of advancement from the Indemnified Parties it has or may have in the future.

7.7 No Claim Against Trust Account. Reference is made to the final prospectus of Parent, dated as of February 10, 2020, and filed with the SEC (File No. 333-235724) on February 10, 2020 (the “Prospectus”). Except as otherwise described in the Prospectus, monies from the Trust Account may be disbursed only: (a) to the public stockholders in the event they elect to redeem their Parent shares in connection with the consummation of Parent’s initial business combination (the “Business Combination”), (b) to the public stockholders if Parent fails to consummate a Business Combination within eighteen (18) months after the closing of the IPO (which time period may be extended as described in the Prospectus), (c) with respect to any interest earned on the amounts held in the Trust Account, as necessary to pay income or other tax obligations, or (d) to Parent after or concurrently with the consummation of a Business Combination. For and in consideration of Parent entering into this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company hereby agrees on behalf of itself and its Subsidiaries that, notwithstanding anything to the contrary in this Agreement, except as expressly permitted under Applicable Laws and the Prospectus, neither the Company nor any of its Subsidiaries have any right, title, interest or claim of any kind in or to any monies in the Trust Account or distributions therefrom, or will make any claim against the Trust Account (including any distributions therefrom), as a result of, in connection with or relating in any way to this Agreement, regardless of whether such claim arises based on contract, tort, equity or any other theory of legal liability (any and all such claims are collectively referred to hereafter as the (“Released Claims”). The Company on behalf of itself and its Subsidiaries hereby irrevocably waives any Released Claims that the Company or any of its Subsidiaries may have against the Trust Account (including any distributions therefrom) and will not seek recourse against the Trust Account (including any distributions therefrom) in respect of any Released Claims. The Company agrees and acknowledges that such irrevocable waiver is material to this Agreement and specifically relied upon by Parent and its affiliates to induce Parent to enter into this Agreement, and the Company further intends and understands such waiver to be valid, binding and enforceable against the Company and each of its Subsidiaries under Applicable Laws. In the event the Company or any of its Subsidiaries commences any action or proceeding in respect of the Released Claims, Parent and its Representatives, as applicable, shall be entitled to recover from the Company and its Subsidiaries the associated legal fees and costs in connection with any such action, in the event Parent or its Representatives, as applicable, prevails in such action or proceeding.

7.8 Exclusive Remedy. Following the Closing, except for (a) claims for Fraud against any Indemnifying Party who committed or participated in such Fraud or had, at the time such Fraud was committed, actual knowledge of such Fraud, (b) claims for equitable relief, (c) claims pursuant to the Employment Agreements or the Non-Competition Agreements, and (d) the Selling Securityholders’ Representative’s rights against the Selling Securityholders in Section 9.13, the rights to indemnification, compensation or reimbursement under this Article 7 shall be the sole and exclusive remedy with respect to the subject matter of this Agreement.

Annex B-43

ARTICLE 8
TERMINATION, AMENDMENT AND WAIVER

8.1 Termination. Except as provided in Section 8.2, this Agreement may be terminated and the Merger abandoned at any time prior to the Effective Time:

(a) By mutual agreement of the Company and Parent.

(b) By Parent or the Company if: (i) the Effective Time has not occurred before 5:00 p.m. New York Time on August 13, 2021 (provided, however, that the right to terminate this Agreement under this Section 8.1(b) shall not be available to any party whose Willful Breach has been the cause of, or resulted in, the failure of the Effective Time to occur on or before such date), (ii) there shall be a final non-appealable order of any Governmental Authority in effect preventing consummation of the Merger, or (iii) there shall be any Law or Order enacted, promulgated or issued or deemed applicable to the Merger by any Governmental Authority that would make consummation of the Merger illegal, or (iv) if after giving effect to the completion of the Redemption and any financings undertaken by Parent in connection with the Closing, Parent shall have net tangible assets of less than One Hundred Twenty Million Dollars ($120,000,000).

(c) By Parent if there shall be any action taken, or any Law or Order enacted, promulgated or issued or deemed applicable to the Merger, by any Governmental Authority, which would: (i) prohibit Parent’s ownership or operation of all or any portion of the business of the Company or (ii) compel Parent to dispose of or hold separate all or any portion of the Assets of the Company, or limit its operation of the Company’s business, as a result of the Merger; it being understood that the Federal Cannabis Laws and the rules and regulations of the Nasdaq stock market shall not be given effect with respect to this clause (c).

(d) By Parent if there has been a material breach of any representation, warranty, covenant or agreement contained in this Agreement on the part of the Company and (i) the Company has not cured such breach within ten (10) Business Days after Parent delivers written notice of such breach to the Company (provided, however, that, no cure period shall be required for a breach which by its nature cannot be cured) and (ii) if not cured within such ten (10) Business Day period and at or prior to the Closing, such breach would result in the failure of any of the conditions set forth in Section 6.1 or Section 6.3, as the case may be, to be satisfied.

(e) By the Company if there has been a material breach of any representation, warranty, covenant or agreement contained in this Agreement on the part of Parent or Merger Sub and (i) Parent or Merger Sub, as applicable, has not cured such breach within ten (10) Business Days after Company delivers a written notice of such breach to Parent (provided, however, that no cure period shall be required for a breach which by its nature cannot be cured), and (ii) if not cured within such ten (10) Business Day period and at or prior to the Closing, such breach would result in the failure of any of the conditions set forth in Section 6.1 or Section 6.2, as the case may be, to be satisfied.

(f) By Parent, if the Company shall not have obtained and delivered to Parent the Joinder Agreements or irrevocable Member Written Approvals of the Principal Members representing the Requisite Member Vote within four (4) hours after the execution of this Agreement by the Company.

(g) By the Company if: (i) the Proxy Statement has not been delivered to Parent’s shareholders before 5:00 p.m. New York Time on the date which is five (5) Business Days following the date on which the Proxy Statement has been “cleared” of comments by the SEC (provided, however, that the right to terminate this Agreement under this Section 8.1(g) shall not be available to any party whose Willful Breach has been the cause of, or resulted in, the failure of the Proxy Statement to be delivered before such date), or (ii) the Parent’s shareholders fail to adopt and approve the Transactions.

(h) By Parent, if at any time prior to such time (i) trading in the Parent’s Common Stock or other equity shall have been suspended by the SEC or Nasdaq, provided that such suspension was not as a result of any action or inaction of Parent, or trading in securities generally on the New York Stock Exchange or the Nasdaq National Market shall have been suspended or limited or minimum prices shall have been established on such exchange, or (ii) a banking moratorium shall have been declared either by Federal or New York State authorities.

Annex B-44

(i) By Parent, if between the date hereof and the Closing, a Company Material Adverse Effect has occurred.

8.2 Effect of Termination. In the event of a valid termination of this Agreement as provided in Section 8.1, this Agreement shall forthwith become void and there shall be no liability or obligation on the part of Parent, Merger Sub or the Company, or their respective officers, directors or stockholders or Affiliates or Associates in connection herewith; provided, however, that Parent, Merger Sub and the Company shall each remain liable for any breaches of this Agreement prior to its termination; and provided further that, the provisions of Sections 5.4, 5.5, Article 9 and the applicable definitions set forth in Article 10 shall remain in full force and effect and survive any termination of this Agreement.

ARTICLE 9
MISCELLANEOUS PROVISIONS

9.1 Notices. All notices, requests and other communications hereunder must be in writing and will be deemed to have been duly given only if delivered personally or by email transmission or by nationally recognized overnight courier prepaid, to the parties at the following electronic or physical addresses:

If to Parent or Merger Sub, to:

Greenrose Acquisition Corp.

111 Broadway

Amityville, NY 11701

Attn: William F. Harley III

Email: mickey@greenrosecorp.com

with a copy (which shall not constitute notice) to:

Tarter Krinsky & Drogin LLP

1350 Broadway

11th Floor

New York, NY 10018

Attention: Guy N. Molinari, Esq.

Fax: (212) 216-8100

Email: gmolinari@tarterkrinsky.com

If to the Company prior to Closing, to:

Theraplant, LLC

856 Echo Lake Road

Watertown, CT 06795

Attn: Dan Emmans

Email: dan@theraplant.com

and

Theraplant, LLC

856 Echo Lake Road

Watertown, CT 06795

Attn: JD DeMatteo

Email: Dematteo@dematteo-llc.com

Annex B-45

with a copy (which shall not constitute notice) to:

Hinckley, Allen & Snyder LLP

100 Westminster Street, Suite 1500

Providence, RI 02903

Attn: David S. Hirsch

Email: dhirsch@hinckleyallen.com

If to the Selling Securityholders’ Representative, to:

Shareholder Representative Services LLC

950 17th Street, Suite 1400

Denver, CO 80202

Attention: Managing Director

Email: deals@srsacquiom.com

Facsimile: (303) 623-0294

Telephone: (303) 648-4085

All such notices, requests and other communications will (a) if delivered personally to the address as provided in this Section 9.1, be deemed given upon delivery, (b) if delivered by email to the email address as provided for in this Section 9.1, be deemed given upon confirmation of successful completion of such email, and (c) if delivered by overnight courier to the address as provided in this Section 9.1, be deemed given on the earlier of the first Business Day following the date deposited with such overnight courier with the requisite payment and instructions to effect delivery on the next Business Day or upon receipt (in each case regardless of whether such notice, request or other communication is received by any other Person to whom a copy of such notice is to be delivered pursuant to this Section 9.1). Any party from time to time may change its address or other information for the purpose of notices to that party by giving notice specifying such change to the other parties.

9.2 Entire Agreement. This Agreement and the Exhibits and Schedules hereto, including the Company Disclosure Schedule and the Ancillary Agreements, constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof, except for the confidentiality provisions of the Confidentiality Agreement, which shall continue in full force and effect and shall survive any termination of this Agreement in accordance with their terms.

9.3 Third Party Beneficiaries. The terms and provisions of this Agreement are intended solely for the benefit of Parent, the Company, the Selling Securityholders’ Representative and, with respect to Article 7 and Article 9 only, the Selling Securityholders, and their respective successors or permitted assigns, and it is not the intention of the parties to confer third-party beneficiary rights, and this Agreement does not confer any such rights, upon any other Person other than the Parent Indemnitees entitled to indemnification under Article 7.

9.4 No Assignment; Binding Effect. Neither this Agreement nor any right, interest or obligation hereunder may be assigned (by operation of Law or otherwise) and any attempt to do so shall be void; provided, however that Parent or Merger Sub shall be entitled to assign its rights, duties and obligations hereunder, including Merger Sub’s obligation to merge with the Company, to any one or more Subsidiaries or Affiliates of Parent or Merger Sub, provided that no such assignment shall relieve Parent or Merger Sub from its duties and obligations under this Agreement. Subject to the foregoing sentence, this Agreement is binding upon, inures to the benefit of and is enforceable by the parties and their respective successors and assigns.

9.5 Headings. The headings and used in this Agreement have been inserted for convenience of reference only and do not define or limit the provisions hereof.

9.6 Invalid Provisions. If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future Law, (a) such provision shall be fully severable, (b) this Agreement shall construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, (c) the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance here from, and (d) the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible, in a mutually acceptable manner, in order that the Transactions be consummated as originally contemplated to the fullest extent possible.

Annex B-46

9.7 Governing Law. This Agreement, and any claim, controversy or dispute arising under or related to this Agreement (whether based on contract, tort, equity or otherwise), shall be governed by and construed in accordance with the laws of the State of Connecticut, without giving effect to any choice of law or conflict of law provision or rule that would cause the application of the law of any jurisdiction other than the State of Connecticut.

9.8 Waiver of Trial by Jury. THE PARTIES TO THIS AGREEMENT EACH HEREBY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION (I) ARISING UNDER THIS AGREEMENT OR (II) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES IN RESPECT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY, OR OTHERWISE. THE PARTIES TO THIS AGREEMENT EACH HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT THE PARTIES MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

9.9 Jurisdiction. EACH OF THE PARTIES TO THIS AGREEMENT SUBMITS TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT SITTING IN THE STATE OF CONNECTICUT, IN ANY ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS RELATED HERETO, AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND AGREES NOT TO BRING ANY ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS RELATED HERETO IN ANY OTHER COURT. EACH OF THE PARTIES WAIVES ANY DEFENSE OF INCONVENIENT FORUM TO THE MAINTENANCE OF ANY ACTION SO BROUGHT AND WAIVES ANY BOND, SURETY OR OTHER SECURITY THAT MIGHT BE REQUIRED OF ANY OTHER PARTY WITH RESPECT THERETO. EACH PARTY AGREES THAT SERVICE OF SUMMONS AND COMPLAINT OR ANY OTHER PROCESS THAT MIGHT BE SERVED IN ANY ACTION MAY BE MADE ON SUCH PARTY BY SENDING OR DELIVERING A COPY OF THE PROCESS TO THE PARTY TO BE SERVED AT THE ADDRESS OF THE PARTY AND IN THE MANNER PROVIDED FOR THE GIVING OF NOTICES IN SECTION 9.1. NOTHING IN THIS SECTION 9.9, HOWEVER, SHALL AFFECT THE RIGHT OF ANY PARTY TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. EACH PARTY AGREES THAT A FINAL, NON-APPEALABLE JUDGMENT IN ANY ACTION BROUGHT IN ACCORDANCE WITH THIS SECTION 9.9 SHALL BE CONCLUSIVE AND MAY BE ENFORCED BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

9.10 Counterparts. This Agreement may be executed in any number of counterparts and signatures may be delivered by facsimile or by electronic mail in Portable Document Format, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

9.11 Amendment and Modification. This Agreement may be amended, modified or supplemented by Parent, the Company and the Selling Securityholders’ Representative at any time prior to the Closing, and by Parent and the Selling Securityholders’ Representative at any time following the Closing (notwithstanding any stockholder or member approval); provided, however, that after approval of the Transactions by the Company Members, no amendment shall be made which pursuant to Applicable Laws requires further approval by such members without such further approval. This Agreement may not be amended, modified or supplemented in any manner, whether by course of conduct or otherwise, except by an instrument in writing specifically designated as an amendment hereto, signed by each of the parties hereto.

9.12 Extension; Waiver. No failure or delay of a party in exercising any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such right or power, or any course of conduct, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the parties hereunder are cumulative and are not exclusive of any rights or remedies which they would otherwise have hereunder. Any agreement on the part of any party hereto to any such waiver shall be valid only if set forth in a written instrument executed and delivered by such party.

Annex B-47

9.13 Selling Securityholders’ Representative of the Selling Securityholders; Power of Attorney.

(a) By virtue of the terms of the Joinder Agreements or by accepting any consideration payable hereunder, each Selling Securityholder shall be deemed to have consented to the appointment of Shareholder Representative Services LLC as of the Closing as the Selling Securityholders’ Representative and as the representative, agent and attorney-in-fact for and on behalf of each such Selling Securityholder for all purposes in connection with this Agreement and the agreements ancillary hereto, including the taking by the Selling Securityholders’ Representative of any and all actions and the making of any decisions required or permitted to be taken by the Selling Securityholders’ Representative under this Agreement, including the exercise of the power to (a) execute and deliver this Agreement and the Escrow Agreement, and, in each case, any amendment thereof or waiver thereunder, (b) authorize delivery to Parent of the Escrow Amount, or any portion thereof, in satisfaction of Indemnification Claims, (c) agree to, negotiate, enter into settlements and compromises of and comply with orders of courts and awards of arbitrators with respect to Indemnification Claims, (d) resolve any Indemnification Claims, and (e) take all actions necessary in the judgment of the Selling Securityholders’ Representative for the accomplishment of the foregoing and all of the other terms, conditions and limitations of this Agreement and the Escrow Agreement; provided, however, that the Selling Securityholders’ Representative shall not have the power or authority to execute an amendment, waiver, document or other instrument that, notwithstanding any other provision to the contrary, increases in any material respect (beyond what is contemplated in this Agreement) the obligations or liabilities, or decreases the benefits, of any Selling Securityholder without the prior written consent of that Selling Securityholder; provided further, that the preceding proviso shall not limit the Selling Securityholders’ Representative’s authority to settle indemnification claims or resolve other disputes or matters that arise in connection with this Agreement in accordance with directions provided by the Steering Committee. Accordingly, but subject to the preceding sentence, the Selling Securityholders’ Representative has unlimited authority and power to act on behalf of each Selling Securityholder with respect to this Agreement and the Escrow Agreement and the disposition, settlement or other handling of all Indemnification Claims, rights or obligations arising from and taken pursuant to this Agreement or the Escrow Agreement. The Selling Securityholders will be bound by all actions taken by the Selling Securityholders’ Representative in connection with this Agreement or the Escrow Agreement, and Parent shall be entitled to rely on any action or decision of the Selling Securityholders’ Representative. The Selling Securityholders’ Representative will incur no Liability with respect to any action taken or suffered by the Selling Securityholders’ Representative in reliance upon any notice, direction, instruction, consent, statement or other document believed by the Selling Securityholders’ Representative to be genuine and to have been signed by the proper Person (and shall have no responsibility to determine the authenticity thereof), nor for any other action or inaction, except the Selling Securityholders’ Representative own willful misconduct, bad faith or gross negligence. In all questions arising under this Agreement or the Escrow Agreement, the Selling Securityholders’ Representative may rely on the advice of counsel, and the Selling Securityholders’ Representative will not be liable to the Selling Securityholders’ Representative for anything done, omitted or suffered in good faith by the Selling Securityholders’ Representative based on such advice. The Selling Securityholders’ Representative will not be required to take any action involving any expense unless the payment of such expense is made or provided for in a manner satisfactory to the Selling Securityholders’ Representative. The Selling Securityholders’ Representative may resign at any time, subject to the limitations set forth in the Selling Securityholders’ Representative’s engagement letter. The initial Selling Securityholders’ Representative may appoint a successor Selling Securityholders’ Representative and such appointment shall become effective upon written notice to Parent. The Selling Securityholders’ Representative may be removed by action of a majority of the Selling Securityholders. In the event of the resignation, removal, death or incapacity of the Selling Securityholders’ Representative, a successor Selling Securityholders’ Representative shall thereafter be appointed by vote or written consent of a majority of the Selling Securityholders. Any new or successor Selling Securityholders’ Representative will assume all rights and obligations of the initial Selling Securityholders’ Representative under this Agreement.

(b) The Selling Securityholders, severally (based on their pro rata portions) and not jointly, shall indemnify, defend and hold harmless the Selling Securityholders’ Representative from and against any and all losses, liabilities, damages, claims, penalties, fines, forfeitures, actions, fees, costs and expenses (including the fees and expenses of counsel and experts and their staffs and all expense of document location, duplication and shipment) (collectively, “Representative Losses”) arising out of or in connection with the Selling Securityholders’ Representative’s execution and performance of this Agreement and any agreements ancillary hereto, in each case as such Representative Loss is suffered or incurred; provided, that in the event that any such Representative Loss is finally adjudicated to have been directly caused by the gross negligence or willful misconduct of the Selling Securityholders’ Representative, the Selling Securityholders’ Representative will reimburse the Selling Securityholders the amount of such indemnified Representative Loss to the extent

Annex B-48

attributable to such gross negligence or willful misconduct. Notwithstanding the foregoing, (i) the Selling Securityholders’ Representative’s first recourse for any such Representative Loss shall be to the funds in the Expense Fund and then secondly to any other funds that become payable to the Selling Securityholders under this Agreement at such time as such amounts would otherwise be distributable to the Selling Securityholders (provided, that the Selling Securityholders’ Representative shall not be required to wait for such amounts that are not readily available to become available before seeking recourse against the Selling Securityholders directly), and (ii) each Selling Securityholder’s liability under this section shall be limited to the amount of the Aggregate Consideration actually received by such Selling Securityholder; provided, that while this section allows the Selling Securityholders’ Representative to be paid from the aforementioned sources of funds, this does not relieve the Selling Securityholders from their obligation to promptly pay such Representative Losses as they are suffered or incurred, nor does it prevent the Selling Securityholders’ Representative from seeking any remedies available to it at law or otherwise. In no event will the Selling Securityholders’ Representative be required to advance its own funds on behalf of the Selling Securityholders or otherwise. Notwithstanding anything in this Agreement to the contrary, any restrictions or limitations on liability or indemnification obligations of, or provisions limiting the recourse against non-parties otherwise applicable to, the Selling Securityholders set forth elsewhere in this Agreement are not intended to be applicable to the indemnities provided to the Selling Securityholders’ Representative under this section. The Selling Securityholders hereby agree to indemnify, defend, and hold harmless the Steering Committee in connection with any directions given by the Steering Committee to the Selling Securityholders’ Representative, on the same terms and conditions as the Selling Securityholders shall indemnify, defend and hold harmless the Selling Securityholders’ Representative hereunder; it being acknowledged that nothing in this paragraph shall limit or abridge any indemnification rights under the Company Charter. The foregoing indemnities will survive the Closing, the resignation or removal of the Selling Securityholders’ Representative or the termination of this Agreement.

(c) Parent shall deduct the Expense Fund from the amounts otherwise payable to the Selling Securityholders pursuant to, and in the manner set forth in, Section 1.7 and deposit such amount with the Selling Securityholders’ Representative, which will be used for the purposes of paying directly, or reimbursing, the Selling Securityholders’ Representative for, any third party expenses pursuant to this Agreement and the Ancillary Agreements. The Selling Securityholders will not receive any interest or earnings on the Expense Fund and irrevocably transfer and assign to the Selling Securityholders’ Representative any ownership right that they may otherwise have had in any such interest or earnings. The Selling Securityholders’ Representative will not be liable for any loss of principal of the Expense Fund other than as a result of its gross negligence or willful misconduct. The Selling Securityholders’ Representative will hold these funds separate from its corporate funds, will not use these funds for its operating expenses or any other corporate purposes and will not voluntarily make these funds available to its creditors in the event of bankruptcy. For tax purposes, the Expense Fund will be treated as having been received and voluntarily set aside by the Selling Securityholders at the time of Closing. As soon as reasonably determined by the Selling Securityholders’ Representative that the Expense Fund is no longer required to be withheld, the Selling Securityholders’ Representative shall distribute the remaining Expense Fund (if any) to the Paying Agent for further distribution to the Selling Securityholders in accordance with Section 1.10. Parent and the Paying Agent shall have no Liability whatsoever with respect to amounts contributed to the Expense Fund or the Selling Securityholders’ Representative’s use thereof.

9.14 Made Available. The parties agree that the words “made available” or words of similar import mean that, on or before 8:00 a.m. New York time on the third (3rd) Business Day immediately preceding the date of this Agreement, the Company has posted complete and correct copies of such materials to the Data Room and that Parent and its Representatives had continuous access to such materials in the Data Room during the three (3) Business Days prior to the date of this Agreement.

9.15 No Presumption Against Drafting Party. The parties agree that they have been represented by counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any Law or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

9.16 Protected Communications. The parties hereto agree that, immediately prior to the Effective Time, and without the need for any further action: (a) all right, title and interest of the Company (including, for all purposes of this Section 9.16, the Steering Committee convened by the Company Managing Members) in and to all Protected Communications shall thereupon transfer to and be vested solely in the members of the Steering Committee as of the date of execution of this Agreement (the “Committee Members”), and (b) any and all protections from disclosure (including, but not limited to, any attorney client privileges and work product protections) associated with or arising

Annex B-49

from any Protected Communications that would have been exercisable by the Company shall thereupon be vested exclusively in the Committee Members and shall be exercised or waived solely as directed by the Committee Members. The Surviving Corporation, or any Person acting on its behalf, shall not, without the prior written consent of the Selling Securityholders’ Representative, assert or waive or attempt to assert or waive any such protection against disclosure, including, but not limited to, the attorney-client privilege or work product protection, or to discover, obtain, use or disclose or attempt to discover, obtain, use or disclose any Protected Communications in any manner, including in connection with any dispute or legal proceeding relating to or in connection with this Agreement, the events and negotiations leading to this Agreement, or any of the Transactions. The Company and the Committee Members shall have the right at any time prior to or after the Effective Time to remove, erase, delete, disable, copy or otherwise deal with any Protected Communications in whatever way they desire, and the Surviving Corporation shall provide reasonable assistance at the expense of the Person requesting such assistance in order to give full force and effect to the rights of the Company, the Company Managing Members and the Committee Members under this Section 9.16.

9.17 Managing Member Expense Fund. Parent shall deduct the Managing Member Expense Fund from the amounts otherwise payable to the Selling Securityholders pursuant to, and in the manner set forth in, Section 1.7 and deposit such amount with the Company Managing Members serving in such capacity as of the date immediately preceding the Closing Date, which will be used for the purposes of paying directly, or reimbursing, such Company Managing Members for any third party expenses incurred by such Company Managing Members in connection with any post-Effective Time matters relating to the Transactions and the rights and obligations of the Company Members in connection therewith. As soon as reasonably determined by the Company Managing Members serving in such capacity as of the date immediately preceding the Closing Date that the Managing Member Expense Fund is no longer required to be withheld, such Company Managing Members shall distribute the remaining Managing Member Expense Fund (if any) in accordance with Section 1.9(d). All amounts contributed to the Managing Member Expense Fund shall be treated for all purposes of this Agreement as having been paid to the Selling Securityholders, and Parent and the Paying Agent shall have no Liability whatsoever with respect to the Managing Member Expense Fund.

ARTICLE 10
DEFINITIONS

10.1 Definitions. For the purposes of this Agreement, the following defined terms shall have the meanings indicated below (with correlative meanings for the singular or plural forms thereof):

“Acquisition Proposal” means, with respect to the Company, any agreement, offer, proposal or bona fide indication of interest (other than this Agreement or any other offer, proposal or indication of interest by Parent), or any public announcement of an intention to enter into any such agreement or of (or intention to make) any offer, proposal or bona fide indication of interest, relating to, or involving: (i) any sale, dividend, split or other disposition of any capital stock or other Equity Interests of the Company or any of the Company Subsidiaries or any merger, consolidation, business combination or similar transaction involving the Company or any of the Company Subsidiaries; (ii) any sale, lease, exchange, transfer, license, acquisition or disposition of any material properties or assets of the Company or any of the Company Subsidiaries (including by way of exclusive license or joint venture formation) in any single transaction or series of related transactions (other than in the ordinary course of business consistent with past practice); or (iii) any tender offer (including a self-tender), exchange offer, , dissolution, liquidation, recapitalization or other significant corporate reorganization of the Company or any of the Company Subsidiaries, or any extraordinary dividend of property.

“Action” means any claim, action, cause of action, suit, demand, tender of indemnity, complaint, petition, investigation, proceeding, violation notice, notice of liability, enforcement, audit or investigation by or before any Governmental Authority, or any other arbitration, mediation or similar proceeding.

“Additional SEC Reports” has the meaning set forth in Section 5.19.

“Affiliate” means, with respect to any Person, a Person that, directly or indirectly, through one or more intermediaries controls, is controlled by or is under common control with the first-mentioned Person. For the purposes of this definition, “control,” including the terms “controlled by” and “under common control with,” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, as trustee or executor, as general partner or managing member, by Contract or otherwise, including the ownership, directly or indirectly, of securities having the power to elect a majority of the board of directors or similar body governing the affairs of such Person.

Annex B-50

“Aggregate Consideration” has the meaning set forth in Section 1.6.

“Agreed Amount” has the meaning set forth in Section 7.5(a)(iii).

“Agreement” has the meaning set forth in the Preamble.

“Allocated Portion” of any distribution means, with respect to each Selling Securityholder, the aggregate amount allocated to the Company Units held by such Selling Securityholder.

“Allocation Certificate” means, with respect to a distribution of the Initial Consideration, a spreadsheet setting forth the Company’s calculations of the following items:

(a) the amount allocated to each Company Unit calculated in accordance with the Allocation Principles;

(b) the aggregate amount allocated to each Company Member;

(c) in the case of a distribution, the aggregate amount allocated to all Company Members (which amount will be deposited with the Paying Agent for further distribution to the Company Members); and

(d) other breakdown or backup calculations that Parent may reasonably request.

“Allocation Principles” means an allocation in accordance with the Company Charter such that the Initial Consideration shall be allocated to each Company Unit in accordance with the Company Charter.

“Allocation Schedule” has the meaning set forth in Section 1.15(b).

“Ancillary Agreements” means the Member Written Approval, Joinder Agreements, the Escrow Agreement, the Certificate of Merger and each of the other agreements, certificates, documents and instruments contemplated hereby and thereby, including all Schedules, Annexes and Exhibits hereto and thereto.

“Annual Financial Statements” means the unaudited balance sheet of the Company as of December 31, 2018 and 2019, and the related unaudited statement of operations and statement of cash flows for the twelve-month period ended on such date.

“Applicable Laws” means, with respect to any Person, any Law existing as of the date hereof or as of the Closing applicable to such Person or any of its respective properties, assets, officers, directors, employees, consultants or agents; provided however, that as the context may require, “Applicable Laws” shall exclude the Federal Cannabis Laws to the extent the Federal Cannabis Laws are inconsistent with the business of the Company, Parent, or Merger Sub, the Transactions, or the parties’ obligations hereunder.

“Approval” means any approval, authorization, consent, permit, qualification or registration, clearance or any waiver of any of the foregoing, required to be obtained from or made with, or any notice, statement or other communication required to be filed with or delivered to, any Governmental Authority or any other Person, as applicable.

“Assets” of any Person means all assets and properties of every kind, nature, character and description (whether real, personal or mixed, whether tangible or intangible, whether absolute, accrued, contingent, fixed or otherwise and wherever situated), including the goodwill related thereto, operated, owned, licensed or leased by such Person, including cash, cash equivalents, Investment Assets, accounts and notes receivable, chattel paper, documents, instruments, general intangibles, real estate, equipment, inventory, goods and Intellectual Property.

“Associate” means, with respect to any Person, any corporation or other business organization of which such Person is an officer or partner or is the beneficial owner, directly or indirectly, of ten percent (10%) or more of any class of equity securities, any trust or estate in which such Person has a substantial beneficial interest or as to which such Person serves as a trustee or in a similar capacity and any relative or spouse of such Person, or any relative of such spouse, who has the same home as such Person.

Annex B-51

“Audited Financial Statements” means the Company’s financial statements that have been prepared in accordance with GAAP and that have been audited by an independent certified public accountant in accordance with generally accepted auditing standards, which may include qualifications or exceptions relating to the Company’s noncompliance with Federal Cannabis Laws.

“Audit Reimbursement” has the meaning set forth in Section 5.5.

“Award Amount” has the meaning set forth in Section 7.5(a)(iv)(A).

“Base Net Working Capital” means Two Million Five Hundred Thousand Dollars ($2,500,000).

“Books and Records” means all files, documents, instruments, papers, books and records, including financial statements, internal reports, Tax Returns and related work papers and letters from accountants, budgets, pricing guidelines, ledgers, journals, deeds, title policies, minute books, stock certificates and books, stock transfer ledgers, Contracts, Licenses, customer lists, computer files and programs (including data processing files and records), retrieval programs, operating data and plans and environmental studies and plans.

“Business Combination” has the meaning set forth in Section 7.7.

“Business Day” means a day other than Saturday, Sunday or any day on which banks located in the State of Connecticut or New York are authorized or obligated to close.

“Capitalization Table” has the meaning set forth in Section 2.3(c).

“Certificate of Merger” has the meaning set forth in Section 1.2.

“Certificate” has the meaning set forth in Section 1.16(b).

“Charter Documents” means, as applicable, the (a) articles or certificate of incorporation, certificate of formation, articles of organization, certificate of limited partnership or similar formation documents and (b) bylaws, limited liability company agreement or limited partnership agreement of any Person, as in effect as of the date hereof.

“Claim Amount” has the meaning set forth in Section 7.5(a)(i).

“Claim Notice” has the meaning set forth in Section 7.5(a)(i).

“Closing” has the meaning set forth in Section 1.2.

“Closing Date” has the meaning set forth in Section 1.2.

“Closing Filing” has the meaning set forth in Section 5.6(b).

“Closing Payment Certificate” has the meaning set forth in Section 1.9(a).

“Closing Press Release” has the meaning set forth in Section 5.6(b).

“COBRA” means the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended.

“Code” means the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

“Company Ancillary Agreement” has the meaning set forth in Section 2.2.

“Company Charter” means the Company’s Articles of Organization and Company Operating Agreement as in effect as of the date hereof.

“Company Disclosure Schedule” has the meaning set forth in Article 2.

“Company Financials” means the Interim Financial Statements and the Annual Financial Statements.

Annex B-52

“Company Managing Members” has the meaning set forth in Section 2.2.

“Company Material Adverse Effect” means a change, effect, event, occurrence or circumstance, whether known or unknown, that is, individually or in the aggregate, materially adverse to the business, condition (financial or other), operations, results of operations, Assets or Liabilities of the Company and the Company Subsidiaries, taken as a whole; provided, however, that in no event shall any of the following be deemed, either alone or in combination, to constitute, nor shall any of the following be taken into account in determining whether there has been, a Company Material Adverse Effect with respect to such entity (except to the extent, in the case of clauses (i) through (iii) below, they have a disproportionate effect on such entity and the Company Subsidiaries, taken as a whole, as compared to the other companies in the industry in which such entity and its subsidiaries operate): (i) changes in conditions in the U.S. or global economy, capital or financial markets generally, including, without limitation, changes in interest or exchange rates, (ii) changes in legal, tax, regulatory, political or business conditions that, in each case, generally affect the geographic regions or industries in which the Company and the Company Subsidiaries conducts business, (iii) changes in GAAP, (iv) the negotiation, execution, announcement or performance of this Agreement or the transactions contemplated hereby or the consummation of the transactions contemplated by this Agreement, including, without limitation, the impact thereof on relationships, contractual or otherwise, with customers, suppliers, distributors, landlords, tenants, lenders, investors or employees, (v) acts of war, armed hostilities, sabotage or terrorism, or any escalation or worsening of any such acts of war, armed hostilities, sabotage or terrorism that do not disproportionately affect the Company or Company Subsidiaries, (vi) any pandemic, epidemic or any publicly declared health emergency; (vii) any action taken by the Company or any Company Subsidiary at the request of Parent or (viii) any failure to meet internal or published projections, estimates or forecasts of revenues, earnings, or other measures of financial or operating performance for any period (provided that the underlying changes, events, circumstances, conditions or effects that contributed to such failure may be being taken into account in determining whether such failure has resulted in a Company Material Adverse Effect).

“Company Member” means any holder of Company Units and a party to the Company Operating Agreement.

“Company-Owned Intellectual Property Rights” means all Intellectual Property and Intellectual Property Rights that are owned or purported to be owned by the Company and each Company Subsidiary, including the Company Registered Intellectual Property.

“Company Operating Agreement” means the Company’s Third Amended and Restated Operating dated as of March 4, 2014.

“Company Owned Properties” has the meaning set forth in Section 2.16(b).

“Company Products” means all products or service offerings of the Company and each Company Subsidiary that are being marketed, sold, or distributed, including any products or service offerings under development.

“Company Registered Intellectual Property” means all Registered Intellectual Property owned by, filed in the name of, assigned to or applied for by, the Company or any Company Subsidiary.

“Company Subsidiaries” has the meaning set forth in Section 2.4(a).

“Company Transaction Expenses” means, to the extent unpaid as of the Last Balance Sheet Date and whether or not due and payable as of the Closing or in the future, (a) all fees, costs and expenses (including, fees, costs and expenses of legal counsel, investment bankers, brokers or other representatives and consultants and appraisal fees, costs and expenses) incurred by the Company, any Company Subsidiary, or any Company Member (solely to the extent that the Company is responsible for the payment thereof) in connection with the negotiation and execution of this Agreement and the Ancillary Agreements, the performance of its obligations hereunder and thereunder, and the consummation of the Transactions; (b) any such amounts required to be paid to any third party in connection with obtaining any consent, waiver or approval required to be obtained in connection with the consummation of the Transactions, other than those that are to be borne by Parent pursuant to the terms of this Agreement); and (c) all amounts (excluding any associated withholding) payable by the Company or any Company Subsidiary, solely or partially as a result of the consummation of the Transactions or a termination of employment or engagement that occurs on or prior to the Closing, pursuant to any Contract or Applicable Laws and any payments under any “change of control,” retention, bonus, termination, compensation, severance or other similar arrangements payable to any current or former or retired employee, director,

Annex B-53

consultant or independent contractor of the Company or any Company Subsidiary or the beneficiary or dependent of such Person (including severance and similar payments that are subject to “single trigger” or “double trigger” payment conditions requiring a “change of control” and cash payments contemplated in Section 5.13(c)).

“Company Units” has the meaning set forth in Section 2.3(a).

“Confidentiality Agreement” has the meaning set forth in Section 5.4.

“Continuing Personnel” has the meaning set forth in Section 5.13(a).

“Contract” means any written, oral or other agreement, contract, subcontract, settlement agreement, lease, binding understanding, instrument, note, option, warranty, purchase order, license, sublicense, insurance policy, benefit plan or legally binding, commitment, arrangement, or undertaking of any nature, whether express or implied, in each case as amended and supplemented from time to time.

“Data Room” means the virtual data room managed by the Company in connection with the Transactions.

“Deductible” has the meaning set forth in Section 7.4(a).

“DGCL” has the meaning set forth in the Recitals.

“D&O Indemnified Party” has the meaning set forth in Section 5.15(a).

“Effective Time” has the meaning set forth in Section 1.2.

“Employment Agreements” has the meaning set forth in the Recitals.

“Environmental Claim” means any claim, action, cause of action, investigation or notice (written or oral) by any person or entity alleging potential Liability (including potential Liability for investigatory costs, governmental response costs, natural resources damages, property damages, personal injuries or penalties) arising out of, based on or resulting from (a) the presence, release or threatened release of any hazardous materials or (b) circumstances forming the basis of any violation, or alleged violation, of any Environmental Law.

“Environmental Law” means any federal, state, local or foreign environmental, health and safety worker safety, or other Applicable Laws (including common law) relating to hazardous materials, or pertaining to restrictions on hazardous materials in products, requirements to take-back or recycle used products or wastes, or product packaging or labeling.

“Equity Interest” means any share, capital stock, partnership, member or similar interest in any entity, and any option, warrant, right or security (including debt securities) convertible, exchangeable or exercisable into such.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder.

“ERISA Affiliate” means with respect to the Company, each Company Subsidiary and any trade or business (whether or not incorporated) which is treated as a single employer with the Company within the meaning of Section 414(b), (c), (m) or (o) of the Code.

“Escrow Agent” means Continental Stock Transfer & Trust Company.

“Escrow Agreement” means the agreement in substantially the form attached as Exhibit F.

“Escrow Amount” means Thirteen Million Dollars ($13,000,000).

“Escrow Fund” means the escrow fund established by deposit of the Escrow Amount with the Escrow Agent in accordance with the terms of this Agreement.

“Escrow Release Amount” means Ten Million Dollars ($10,000,000).

Annex B-54

“Escrow Release Date” means 11:59 p.m. New York time on the day which is twelve (12) months after the Closing Date.

“Estimated Closing Net Working Capital” has the meaning set forth in Section 1.13(a).

“Expense Amount” means Two Hundred Thousand Dollars ($200,000).

“Expense Fund” means the expense fund established by deposit of the Expense Amount with the Selling Securityholders’ Representative in accordance with the terms of this Agreement.

“Expiration Date” has the meaning set forth in Section 7.1.

“Expiration Date Retained Escrow Amount” has the meaning set forth in Section 7.5(a)(vi).

“Federal Cannabis Laws” means any U.S. federal laws, civil, criminal or otherwise, as such relate, either directly or indirectly, to the cultivation, harvesting, production, distribution, sale and possession of cannabis, marijuana or related substances or products containing or relating to the same, including, without limitation, the prohibition on drug trafficking under 21 U.S.C. § 841(a), et seq., the conspiracy statute under 18 U.S.C. § 846, the bar against aiding and abetting the conduct of an offense under 18 U.S.C. § 2, the bar against misprision of a felony (concealing another’s felonious conduct) under 18 U.S.C. § 4, the bar against being an accessory after the fact to criminal conduct under 18 U.S.C. § 3, and federal money laundering statutes under 18 U.S.C. §§ 1956, 1957, and 1960 and the regulations and rules promulgated under any of the foregoing.

“Final Closing Net Working Capital” has the meaning set forth in Section 1.13(b)(i).

“FIRPTA Certificate” has the meaning set forth in Section 5.8.

“Fiscal Year” or “FY” means, for any particular year the 12-month period beginning on January 1 and ending on December 31 of such year.

“Fraud” means, with respect to any Person, actual (and not constructive) common law fraud under Delaware law, including the making by a Party, to another Party, of a willful misrepresentation of any representation or warranty contained in this Agreement that, at the time such representation or warranty was made by such Party was inaccurate, and was made with actual knowledge (and not imputed or constructive knowledge), without any duty of inquiry or investigation, of the inaccuracy of such representation or warranty and with the intent to deceive such other party to induce such other party to enter into this Agreement and such other Party acted in reasonable reliance on such representation and warranty and suffered Losses as a result of such reliance or otherwise in connection therewith. For the avoidance of doubt, “Fraud” does not include equitable fraud, promissory fraud, unfair dealings fraud, or any torts (including fraud), in each case, based on negligence or recklessness.

“Fundamental Representations” has the meaning set forth in Section 7.4(a).

“GAAP” means generally accepted accounting principles in the United States, as in effect from time to time.

“General Cap” has the meaning set forth in Section 7.4(b).

“Governmental Authority” means any governmental authority, quasi-governmental authority (including, but not limited to the Securities and Exchange Commission), court, tribunal, arbitral or judicial body (including any grand jury), arbitrator, authority, agency, bureau, board, commission, department, official or other instrumentality of the United States, any foreign country or any domestic or foreign state, province, county, city or other political subdivision, and shall include any stock exchange, quotation service, the New York Stock Exchange and NASDAQ.

“Grant Date” has the meaning set forth in Section 2.3(b).

“Harmful Code” means any program, routine, device or other feature, such as but not limited to any “back door,” “drop dead device,” “Trojan Horse,” “virus,” “worm,” “spyware,” or “adware” (as such terms are commonly understood in the technology industry) or any other code designed or intended to have, or capable of performing or facilitating, any of the following functions: (a) disrupting, disabling, harming, or otherwise impeding in any manner

Annex B-55

the operation of, or providing unauthorized access to, a computer system or network or other device on which such code is stored or installed; or (b) compromising the privacy or data security of a user or damaging or destroying any data or file without the user’s consent.

“Identified Employees” shall mean the employees of the Company listed in Schedule A-1.

“Inbound License” has the meaning set forth in Section 2.19(c).

“Indebtedness” means each of the following, whether or not contingent or due and payable: (i) indebtedness of the Company or any of the Company Subsidiaries for borrowed money, including all convertible debt, bridge loans, and all debt that becomes due and payable solely or partially as a result of the Transactions; (ii) obligations of the Company or any of the Company Subsidiaries evidenced by bonds, debentures, notes or other similar instruments; (iii) obligations of the Company or any of the Company Subsidiaries in respect of letters of credit or other similar instruments (or reimbursement agreements in respect thereof) or banker’s acceptances; (iv) obligations of the Company or any of the Company Subsidiaries to pay the deferred and unpaid purchase price of property or services, which purchase price is due more than three (3) months after the date of placing such property in service or taking delivery thereof and title thereto or the completion of such services; (v) indebtedness of third parties which is either guaranteed by the Company or any of the Company Subsidiaries or secured by a Lien on the assets of the Company or any of the Company Subsidiaries; (vi) any accounts payable of the Company or any of the Company Subsidiaries that are overdue more than three (3) months which are not being disputed by the Company in good faith; (vii) any acceleration, termination fees, pre-payment fees, balloons or similar payments on any of the foregoing in connection with the termination thereof; and (viii) all accrued interest on any of the foregoing.

“Indemnification Claim” has the meaning set forth in Section 7.1(c).

“Indemnity Cap” has the meaning set forth in Section 7.2(c).

“Independent Accountant” has the meaning set forth in Section 1.15(b).

“Information Statement” has the meaning set forth in Section 5.2(a)(ii).

“Initial Consideration” has the meaning set forth in Section 1.6(a).

“Intellectual Property” means any and all technology, Software, technical documentation, specifications, designs, bills of material, build instructions, test reports, schematics, algorithms, application programming interfaces, user interfaces, routines, formulae, tools, databases, lab notebooks, invention disclosures, materials, inventions (whether patentable or not), improvements, trade secrets, proprietary information, know-how, databases and data collections, invention disclosures, technical data and customer lists, customer contact information, customer correspondence and customer licensing and purchasing histories, business plans, product roadmaps, works of authorship, and documentation relating to any of the foregoing, and any other tangible embodiments of Intellectual Property Rights, whether in electronic, written or other form.

“Intellectual Property Rights” means any or all of the following and all worldwide common law and statutory rights in, arising out of, or associated therewith: (i) United States and foreign patents and utility models and applications therefor and all reissues, divisions, reexaminations, renewals, extensions, provisionals, continuations and continuations-in-part thereof; (ii) rights in trade secrets, confidential information, or proprietary information related to Intellectual Property; (iii) copyrights, copyrights registrations and applications therefor, and all other rights corresponding thereto throughout the world; (iv) rights in domain names and uniform resource locators; (v) rights in industrial designs; (vi) rights in trademark and service mark registrations and applications for registration therefor, trade names, logos, common law trademarks and service marks, and related goodwill; (vii) all rights in databases and data collections; (viii) all moral and economic rights of authors and inventors, however denominated; and (ix) any similar or equivalent rights to any of the foregoing.

“Interim Financial Statements” means the unaudited balance sheet of the Company as of January 31, 2021, and the related unaudited statement of operations and statement of cash flows for the period ended on such date.

Annex B-56

“Investment Assets” means all debentures, notes and other evidences of Indebtedness, stocks, securities (including rights to purchase and securities convertible into or exchangeable for other securities), interests in joint ventures and general and limited partnerships, mortgage loans and other investment or portfolio assets owned of record or beneficially by the Company.

“IRS” means the United States Internal Revenue Service or any successor entity.

“Joinder Agreement” has the meaning set forth in the in Recitals.

“knowledge of the Company” or similar phrase means the actual knowledge of a particular fact, circumstance, event or other matter in question of any of the individuals set forth in Schedule A-2. Any such Person will be deemed to have knowledge of a particular fact, circumstance, event or other matter if such Person would have obtained such knowledge while performing his or her duties to the Company and/or the Company Subsidiaries, as applicable.

“knowledge of the Parent” or similar phrase means the actual knowledge of a particular fact, circumstance, event or other matter in question of any of the individuals set forth in Schedule A-3. Any such Person will be deemed to have knowledge of a particular fact, circumstance, event or other matter if such Person would have obtained such knowledge while performing his or her duties to Parent and/or Merger Sub, as applicable.

“Last Balance Sheet” means the consolidated balance sheet of the Company as of the Last Balance Sheet Date and included in the Company Financials.

“Last Balance Sheet Date” means January 31, 2021.

“Law” or “Laws” means any law, statute, Order, decree, consent decree, judgment, rule, regulation, ordinance or other pronouncement, including any successor provisions thereof, having the effect of law whether in the United States, any foreign country, or any domestic or foreign state, province, county, city or other political subdivision or of any Governmental Authority.

“Leased Real Property” has the meaning set forth in Section 2.16(a).

“Letter of Transmittal” has the meaning set forth in Section 1.10(b)(i).

“Liability” means all Indebtedness, obligations and other liabilities of a Person, whether absolute or contingent (or based upon any contingency), known or unknown, fixed or otherwise, liquidated or unliquidated, secured or unsecured, joint or several, vested or unvested, due or to become due, whether or not accrued or paid, executory, determined, determinable or otherwise and whether required or not required to be reflected in financial statements under GAAP or the Company’s applicable accounting principles.

“License” means any Contract, commitment, agreement or other arrangement that grants a Person the right to use, practice or otherwise enjoy the benefits of any Intellectual Property or Intellectual Property Rights (including any covenants not to sue or non-assertion covenants with respect to any Intellectual Property Rights).

“Lien” means any mortgage, pledge, assessment, security interest, lease, lien, easement, license, covenant, condition, levy, charge, option, equity, adverse claim or restriction or other encumbrance of any kind, or any conditional sale Contract, title retention Contract or other Contract to give any of the foregoing, except for a Permitted Encumbrance or restrictions on transfer generally arising under any applicable federal or state securities Law.

“Litigated Dispute” has the meaning set forth in Section 7.5(a)(iv).

“Loss” or “Losses” means any and all direct out of pocket losses in connection with any deficiencies, judgments, settlements, Action, assessments, Liabilities, losses, damages, interest, fines, penalties, Taxes, costs, charges, assessments, defaults and other losses, whether arising from a Third Party Claim or otherwise, and fees and expenses (including reasonable legal, accounting and other costs and expenses of professionals) incurred in connection with investigating, defending, settling or otherwise satisfying any of the foregoing or matters arising out of or relating to the foregoing, and in seeking indemnification, compensation or reimbursement therefor, and interest on any of the foregoing from the date incurred until paid at the prime rate published from time to time by the Wall Street Journal. For the avoidance of doubt, “Losses” shall not include any indirect, incidental, consequential or punitive damages or diminution in value or lost profits.

Annex B-57

“Loss Amounts” means any recoverable Losses that are determined by an agreement, a settlement or a court judgment or award (regardless of whether the court judgment or award is or may be appealable) binding on the Selling Securityholders’ Representative (in respect of the Selling Securityholders) and Parent in accordance with Article 7.

“Managing Member Expense Amount” means Five Hundred Thousand Dollars ($500,000).

“Managing Member Expense Fund” means the expense fund established by deposit of the Managing Member Expense Amount with the Company Managing Members in accordance with the terms of this Agreement.

“Material Contracts” has the meaning set forth in Section 2.20(a).

“Maximum Cap” has the meaning set forth in Section 7.4(c).

“Member Written Approval” has the meaning set forth in the Recitals.

“Merger” has the meaning set forth in the Recitals.

“Merger Sub” has the meaning set forth in the Preamble.

“Net Working Capital” means, as of any date, the excess of the current assets of the Company (excluding any deferred Tax assets of the Company) over the current liabilities of the Company, including any payroll or employment taxes incurred by the Company on or prior to the Closing Date (and excluding (i) any deferred Tax liabilities of the Company, (ii) the current portion of any Indebtedness of the Company, and (iii) any Transaction Expenses), in each case as reflected on the balance sheet of the Company as of such date and as calculated in accordance with GAAP, as consistently applied by the Company in accordance with Past Practices.

“Non-Competition Agreements” has the meaning set forth in the Recitals.

“Objection Notice” has the meaning set forth in Section 7.5(a)(ii).

“Off-the-Shelf Software” means software, other than Open Source Materials, that (i) is generally commercially available from a third party under a standard non-exclusive end-user license, (ii) is and has not been distributed with or incorporated in any Company Product, (iii) is and has been used exclusively for internal purposes, and (iv) was licensed to Company or a Company Subsidiary on a perpetual, non-exclusive basis (a) for all users and work stations of the Company or a Company Subsidiary for fixed payments of less than One Hundred Thousand Dollars ($100,000) in the aggregate, or (b) for a single user or work station of the Company or a Company Subsidiary for fixed payments of less than Ten Thousand Dollars ($10,000) in the aggregate.

“Open Source License” means any license meeting the Open Source Definition (as promulgated by the Open Source Initiative) or the Free Software Definition (as promulgated by the Free Software Foundation), or any substantially similar license, including but not limited to any license approved by the Open Source Initiative, or any Creative Commons License. For avoidance of doubt, Open Source Licenses include without limitation Copyleft Licenses.

“Open Source Materials” means any Software or other Intellectual Property subject to an Open Source License.

“Option” with respect to any Person means any security, right, subscription, warrant, option, “phantom” equity right or other Contract that gives the right to (a) purchase or otherwise receive or be issued any capital equity or other Equity Interests of such Person or any security of any kind convertible into or exchangeable or exercisable for any capital stock or other Equity Interests of such Person or (b) receive any benefits or rights similar to any rights enjoyed by or accruing to the holder of capital equity or other Equity Interests of such Person, including any rights to participate in the equity, income or election of directors or officers of such Person.

“Order” means any writ, judgment, decree, injunction or similar order of any Governmental Authority (in each such case whether preliminary or final).

“Outbound License” has the meaning set forth in Section 2.19(c).

Annex B-58

“Parent” has the meaning set forth in the Preamble.

“Parent Charter Documents” means the Parent’s Certificate of Incorporation and bylaws.

“Parent Common Stock” has the meaning set forth in Section 5.20.

“Parent Employer” has the meaning set forth in Section 5.13(a).

“Parent Indemnitees” has the meaning set forth in Section 7.2(a).

“Parent Material Adverse Effect” means (i) a change, effect, event, occurrence or circumstance, whether known or unknown, that is, or is reasonably likely to, individually or in the aggregate, be, materially adverse to the business, condition (financial or other), operations, results of operations, Assets or Liabilities of Parent and its subsidiaries, taken as a whole, or (ii) a change, effect, event, occurrence or circumstance that is materially adverse to the Parent’s ability to consummate the Transactions.

“Parent Redeemable Warrants” has the meaning set forth in Section 5.20.

“Paying Agent” means the Escrow Agent.

“Permits” has the meaning set forth in Section 2.13(b).

“Permitted Encumbrance” means (i) any statutory lien for Taxes (a) not yet due and payable or (b) the validity or amount of which is being contested in good faith by appropriate proceedings; provided, that in the case of clause (b), adequate reserves have been established therefor on the Company Financials; (ii) any mechanics’, carriers’, workers’, repairers’ or other similar lien arising or incurred in the ordinary course of business relating to obligations as to which there is no default on the part of the Company (or Company Subsidiary) or the validity or amount of which is being contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP have been established therefor on a basis consistent with prior periods and are reflected on the Company Financials; (iii) any pledge, deposit or other lien securing the performance of bids, trade contracts, leases or statutory obligations (including workers’ compensation, unemployment insurance or other social security legislation); (iv) with respect to any real property leased by the Company (a) any encumbrance on leases, subleases, easements, licenses, rights of use, rights to access and rights of way arising therefrom or benefiting or created by any superior estate, right or interest, (b) any encumbrance that would be set forth in any title policies, endorsements, title commitments, title certificates and/or title reports and any zoning, entitlement, conservation restriction and other land use and environmental regulations by Governmental Authorities, and (c) any minor encroachment; provided, however, that none of the foregoing encumbrances or encroachments described in clause (iv) does, or would reasonably be expected to, individually or in the aggregate, impair, in any material respect, the continued use and operation of the property to which they relate in the Company’s business; and (v) those liens set forth on Exhibit C attached hereto.

“Person” means the meaning given to such term in the Securities Act.

“Personal Information” means any information in the possession of the Company about an identifiable individual other than the name, title or business address or telephone number of an employee.

“Plan” means any of the following which covers current or former employees, directors or consultants of the Company or any Company Subsidiary: (i) each employment, consulting, noncompetition, nondisclosure, non-solicitation, severance, termination, pension, retirement, supplemental retirement, excess benefit, profit sharing, bonus, incentive, deferred compensation, retention, transaction and change in control plan, program, arrangement, agreement, policy or commitment, (ii) each stock option, restricted stock, deferred stock, performance stock, stock appreciation, stock unit or other equity or equity-based plan, program, arrangement, agreement, policy or commitment, (iii) each savings, life, health, disability, accident, medical, dental, vision, cafeteria, insurance, flex spending, adoption/dependent/employee assistance, tuition, vacation, paid-time-off, other welfare fringe benefit and other employee compensation plan, program, arrangement, agreement, policy or commitment, including in each case, each “employee benefit plan” as defined in Section 3(3) of ERISA and any trust, escrow, funding, insurance or other agreement related to any of the foregoing.

“Pre-Closing Tax Period” means any Tax period ending on or before the Closing Date.

Annex B-59

“Principal Members” has the meaning set forth in Section 2.6(c).

“Products Liability Event” shall mean any accident, happening or event which occurs or has occurred at any time on or prior to the Closing Date that is caused by any hazard or defect in manufacture, design, materials or workmanship including any failure to warn or any breach of express or implied warranties or representations with respect to a product manufactured, shipped, sold or delivered by or on behalf of the Company or any Company Subsidiary which results in injury or death to any Person or damage to or destruction of property (including damage to or destruction of the product itself) or other consequential damages, at any time.

“Protected Communications” means, at any time, any and all communications in whatever form that shall have occurred between or among any of the Company, the Company Managing Members, the Company Members, the Steering Committee formed by the Company Managing Members, or any of its or their respective Affiliates, equity holders, directors, officers, employees, agents, advisors and attorneys (including Hinckley, Allen & Snyder LLP) relating, directly or indirectly, to or in connection with this Agreement, the events and negotiations leading to this Agreement, any of the Transactions, or any other potential sale or transfer of control transaction involving the Company.

“PTO” means the United States Patent and Trademark Office.

“Recall” shall mean a product recall, market withdrawal, rework or post sale warning or similar action.

“Registered Intellectual Property” shall mean all United States Intellectual Property Rights that have been recorded or registered in any applicable jurisdiction or are otherwise the subject of an application, certificate, filing, registration or other document issued by, filed with, or recorded by, any Governmental Authority.

“Related Persons” has the meaning given to such term under the Securities Act.

“Related Parties” has the meaning set forth in Section 2.22.

“Released Claims” has the meaning set forth in Section 7.7.

“Representation Breach Claim” has the meaning set forth in Section 7.2(a).

“Representatives” means, with respect to a Person, its Affiliates and its and their respective officers, directors (or members of any governing body), equityholders, managers, principals, Associates, attorneys, financial advisers, auditors, and other representatives and agents.

“Requisite Member Vote” has the meaning set forth in Section 2.6(b).

“Reward Units” has the meaning set forth in Section 2.3(a).

“SEC” means the U.S. Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended, and applicable rules and regulations thereunder, and any successor to such statute, rules or regulations.

“Selling Securityholders” means each Company Member that is entitled to receive cash consideration pursuant to Section 1.7(a).

“Selling Securityholders’ Representative” has the meaning set forth in the Preamble.

“Significant Customers” has the meaning set forth in Section 2.25(a).

“Significant Suppliers” has the meaning set forth in Section 2.25(b).

“Signing Filing” has the meaning set forth in Section 5.6(b).

“Signing Press Release” has the meaning set forth in Section 5.6(b).

Annex B-60

“Software” means computer software, firmware, programs and databases in any form, including Internet web sites, web content and links, source code, executable code, tools, developers kits, utilities, graphical user interfaces, menus, images, icons, and forms, and all versions, updates, corrections, enhancements and modifications thereof, and all related documentation, developer notes, comments and annotations related thereto.

“Stipulated Amount” has the meaning set forth in Section 7.5(a)(ii).

“Straddle Period” means any Tax period or portion thereof beginning on or before and ending after the Closing Date.

“Subsidiary” means any Person, whether or not existing on the date hereof, in which the Company or Parent, as the context requires, directly or indirectly through subsidiaries or otherwise, beneficially owns at least fifty percent (50%) of either the equity interest, or voting power of or in such Person.

“Surviving Corporation” has the meaning set forth in Section 1.1.

“Takeover Statute” means a “fair price,” “moratorium,” “control share acquisition” or other similar anti-takeover statute or regulation, including Section 203 of the DGCL.

“Tax” or “Taxes” means any federal, state, local or foreign income, gross receipts, branch profits, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, escheat, environmental, customs duties, capital stock, franchise, profits, withholding, social security, unemployment, disability, real property, personal property, sales, use, transfer, registration, ad valorem, value added, capital gain, alternative or add-on minimum or estimated tax or other tax of any kind whatsoever, and any other levy, impost, contribution, duty, liability or charge in the nature of tax of any kind whatsoever, including related withholdings or deductions of any nature and including any interest, penalty, charge, fine or addition thereto, whether disputed or not.

“Tax Authority” means any taxing or other governmental agency, board, bureau, body, department or authority of any United States federal, state or local jurisdiction or any foreign jurisdiction, having or purporting to exercise jurisdiction with respect to any Tax.

“Tax Matter” has the meaning set forth in Section 5.12(e)(i).

“Tax Return” means any return, report, information return, estimated return, schedule, certificate, statement or other document (including (i) any amendments or supplements thereto, or (ii) any related or supporting information) filed or required to be filed with a Tax Authority.

“Third Party Claim” has the meaning set forth in Section 7.5(b)(i).

“Third Party Claim Notice” has the meaning set forth in Section 7.5(b)(i).

“Transactions” means the transactions contemplated by this Agreement and the Ancillary Agreements.

“Transfer Taxes” has the meaning set forth in Section 5.12(f).

“Treasury Regulations” means the regulations promulgated by the United States Department of the Treasury pursuant to and in respect of provisions of the Code. All references herein to Sections of the Treasury Regulations shall include any corresponding provision or provisions or succeeding, similar, substitute proposed or final Treasury Regulations.

“Trust Account” means the trust account in the principal amount of One Hundred Seventy-Two Million Five Hundred Thousand Dollars ($172,500,000) established by Parent in connection with its initial public offering as further described in the Prospectus, and managed by the Paying Agent.

“Unresolved Claims” has the meaning set forth in Section 7.5(a)(vi).

“Willful Breach” shall mean, with respect to any representation, warranty, agreement or covenant, an action or omission that the breaching party knows is or would constitute a breach of such representation, warranty, agreement or covenant.

Annex B-61

10.2 Construction. Unless the context of this Agreement otherwise requires, (i) words of either gender or the neuter include the other gender and the neuter, (ii) words using the singular number also include the plural number and words using the plural number also include the singular number, (iii) the terms “hereof,” “herein,” “hereby” and derivative or similar words refer to this entire Agreement as a whole and not to any particular Article, Section or other subdivision, (iv) the terms “Article” or “Section” or other subdivision refer to the specified Article, Section or other subdivision of the body of this Agreement, (v) the phrases “ordinary course of business” and “ordinary course of business consistent with past practice” refer to the business and practice of the Company, (vi) the words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation,” (vii) when a reference is made in this Agreement to Exhibits or Schedules, such reference shall be to an Exhibit or Schedule to this Agreement unless otherwise indicated, and (viii) when a statement herein with respect to a particular matter is qualified by the phrase “in all material respects,” materiality shall be determined solely by reference to, and solely within the context of, the specified matter and not with respect to the entirety of this Agreement or the entirety of the Transactions. All accounting terms used herein and not expressly defined herein shall have the meanings given to them under GAAP. When used herein, the terms “party” or “parties” refer to Parent and Merger Sub, on the one hand, and the Company, on the other, and the terms “third party” or “third parties” refers to Persons other than Parent, Merger Sub or the Company. When used herein, all references to $ or dollars shall mean the legal currency of the United States.

[SIGNATURE PAGE FOLLOWS]

Annex B-62

IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their duly authorized representatives, all as of the date first written above.

GREENROSE ACQUISITION CORP.
By:	/s/ William F. Harley III
Name:	William F. Harley III
Title:	Chief Executive Officer
GNRS CT MERGER SUB, LLC
By:	/s/ William F. Harley III
Name:	William F. Harley III
Title:	Manager
THERAPLANT, LLC, acting by and through its Steering Committee
By:	/s/ Daniel Emmans
Name:	Daniel Emmans
Title:	Steering Committee Member
SHAREHOLDER REPRESENTATIVE SERVICES LLC, solely in its capacity as the Selling Securityholders’ Representative
By:	/s/ Sam Riffe
Name:	Sam Riffe
Title:	Managing Director

[Signature Page to Agreement and Plan of Merger]

Annex B-63

exhibit a-1

FORM OF JOINDER AGREEMENT

Annex B-64

Joinder Agreement
to
Agreement and Plan of Merger

Reference is hereby made to that certain Agreement and Plan of Merger (the “Agreement”) effective as of March 12, 2021, by and among Greenrose Acquisition Corp., a Delaware corporation (“Parent”), GNRS CT Merger Sub, LLC, a Connecticut limited liability company and wholly-owned subsidiary of Parent (“Merger Sub”), Theraplant, LLC, a Connecticut limited liability acting by and through its Steering Committee (the “Company”), and Shareholder Representative Services LLC, solely in its capacity as the representative of the Selling Securityholders (the “Selling Securityholders’ Representative”) (capitalized terms used and not otherwise defined herein shall have the meanings set forth in the Agreement).

The undersigned hereby acknowledges the following:

1.      The undersigned has received and reviewed the Agreement. The undersigned hereby specifically accepts, adopts and agrees to be bound by and comply with all applicable provisions of the Agreement as a Principal Member (as defined in the Agreement). The undersigned hereby joins in and executes the Agreement, hereby authorizing executed copies of this Joinder Agreement to be attached to the Agreement or any amendments thereto for the purpose of evidencing the undersigned’s adoption of the Agreement or for any other purpose set forth in the Agreement.

2.      The Approval of Members, attached hereto as Exhibit A, is hereby incorporated by reference to this Joinder Agreement.

3.      The undersigned hereby waives any rights of preemption, purchase option rights, investors’ rights, transfer restriction rights, rights of first notice, negotiation, offer and refusal, rights of approval or other similar rights or restriction in connection with the Transaction under Applicable Laws, the Company Charter, the Company Operating Agreement, applicable Contracts and otherwise.

4.      The undersigned hereby appoints Shareholder Representative Services LLC, or such other party as the Steering Committee of the Company may designate, as the initial Selling Securityholders’ Representative for the purposes set forth in the Agreement.

[Signature page to follow]

Annex B-65

IN WITNESS WHEREOF, this Joinder Agreement has been duly executed by the parties hereto as of the day and year set forth below.

IF AN INDIVIDUAL:
By: _______________________________	DATE: ______________________
Print Name:
IF AN ENTITY:
_________________________________
(Entity Name)
By: _______________________________	DATE: ______________________
Print Name:
Title:

Annex B-66

EXHIBIT A-2

FORM OF MEMBER WRITTEN APPROVAL

Annex B-67

APPROVAL OF
THE MEMBERS OF
THERAPLANT, LLC

The undersigned members (the “Members”) of THERAPLANT, LLC, a Connecticut limited liability company (the “Company”), hereby take the following actions:

WHEREAS, the Members have determined that it is necessary, advisable, and in the best interests of the Company to enter into a strategic transaction with Greenrose Acquisition Corp., a Delaware corporation (“Greenrose”), and GNRS CT Merger Sub, LLC, a Connecticut limited liability company and wholly-owned subsidiary of Greenrose (the “Merger Sub”), in which the Merger Sub will merge with and into the Company (the “Merger”), with the Company continuing as the surviving entity which, as a result of the Merger, will be wholly-owned by Greenrose, pursuant to that certain Agreement and Plan of Merger between the Company, Greenrose, Merger Sub and that certain individual identified therein as the Selling Shareholders’ Representative, in substantially the form of the attached Exhibit A (the “Merger Agreement”); and

WHEREAS, in connection with the Merger, the Members have determined that it is in the best interests of the Company that the Company enter into, execute and deliver the Merger Agreement and any related documents necessary to effectuate the Merger, as contemplated by the Merger Agreement.

NOW, THEREFORE, BE IT RESOLVED, that the Merger Agreement be, and hereby is, authorized and approved, and the Company be, and hereby is, authorized to enter into the Merger Agreement and consummate the Merger in accordance with its terms; and be it

FURTHER RESOLVED, that the Members hereby approve, ratify and confirm in all respects any and all lawful actions previously or subsequently taken or caused to be taken by or on behalf of the Company by the Managing Members of the Company, which are consistent with and in furtherance of the intent and purposes of the foregoing recitals and resolutions and the consummation of the transactions contemplated thereby; and be it

FURTHER RESOLVED, that any Managing Member of the Company (the “Authorized Persons”), be, and each acting singly hereby is, authorized to perform all such acts and to execute and deliver all such related agreements, documents and instruments, in the name and on behalf of the Company, as such Authorized Person shall deem necessary, appropriate or advisable to effectuate the intent and purposes of the foregoing resolutions, such determination to be conclusively evidenced by the performance of each such act and the execution and delivery of each such agreement, document and instrument; and all actions previously taken by the Members or the Managers of the Company which are consistent with and in furtherance of the intent and purposes of the foregoing resolutions are hereby adopted, ratified, confirmed and approved in all respects as the acts and deeds of the Company; and be it

FURTHER RESOLVED, that this Consent may be signed by facsimile or electronic signature, which shall be deemed to be an original, and in any number of counterparts. Any person may execute any such counterpart, each of which when executed shall be deemed to be an original and all of which counterparts taken together shall constitute one and the same instrument.

[Signature page to follow]

Annex B-68

IN WITNESS WHEREOF, the undersigned have executed and delivered this Approval effective as of the date set forth next to their respective names.

MEMBER (Individual):
Print Name:
Date:
MEMBER (Entity):
Name:
By:
Name:
Title:
Date:

[Approval of Members of Theraplant, LLC re: Greenrose Merger]

Annex B-69

EXHIBIT A

MERGER AGREEMENT

See attached.

Annex B-70

EXHIBIT B

form of certificate of merger

Annex B-71

CERTIFICATE OF MERGER

OF

GNRS CT MERGER SUB, LLC

(a Connecticut limited liability company)

WITH AND INTO

THERAPLANT, LLC

(a Connecticut limited liability company)

Pursuant to Section 34-279j of the Connecticut Uniform Limited Liability Company Act (the “Act”), this Certificate of Merger provides as follows:

FIRST:The name and governing jurisdiction of each of the merging entities is as follows:

Name	Governing Jurisdiction
GNRS CT Merger Sub, LLC	Connecticut
Theraplant, LLC	Connecticut
SECOND:	Theraplant, LLC, a Connecticut limited liability company (the “Surviving LLC”), shall be the surviving entity.
THIRD:	The merger shall be effective at [ ] [am/pm] on [ ], 2021, pursuant to the laws of the State of Connecticut.
FOURTH:	The Certificate of Organization of the Surviving LLC shall be, effective as of the date of the aforementioned merger, amended and restated to be in the form attached hereto as Exhibit A.
FIFTH:

The merger was duly approved and adopted by GNRS CT Merger Sub, LLC and Theraplant, LLC, each a Connecticut limited liability company, in accordance with the provisions of Sections 34-279(h) – 34-279(i) of the Act, as required by Connecticut law.

[Signatures on next page]

Annex B-72

Executed this ______ day of ______________, 2021.

GNRS CT MERGER SUB, LLC
By
Name:
Title:
THERAPLANT, LLC
By
Name:
Title:
Annex B-73

EXHIBIT C

PERMITTED LIENS

1.      The TFBG 2017 Mortgage.

2.      The TFBG Construction Mortgage.

3.      Those Liens created under the TFBN Security Agreement, TFBG Construction Security Agreement and the TFBG Construction ALR.

Defined terms used on this Exhibit C have the meanings ascribed to them on Schedule 2.3 of the Disclosure Schedules.

Annex B-74

EXHIBIT D

FORM OF LETTER OF TRANSMITTAL

Annex B-75

(Please read the accompanying instructions carefully)

LETTER OF TRANSMITTAL

To Surrender Units

of

THERAPLANT, LLC

To be Exchanged for Cash

Pursuant to an Agreement and Plan of Merger to be dated as of March 12, 2021

DELIVERY INSTRUCTIONS

All members must complete Boxes A and B.
Additionally, all members must provide an IRS Form W-9 or W-8 to avoid backup withholding on payments. Please also read the “General Instructions” on page Annex B-83.

Complete and Return Original to:

The Paying Agent is:
Continental Stock Transfer & Trust Company

By Mail	By Hand or Overnight Courier:
Continental Stock Transfer & Trust Co.	Continental Stock Transfer & Trust Co.
1 State Street-30th Floor	1 State Street-30th Floor
New York, NY 10004	New York, NY 10004
Attention: Corporate Actions	Attention: Corporate Actions

For information call:              email: mzimkind@continentalstock.com

Delivery of this instrument to an address other than as set forth above does not constitute a valid delivery.

YOUR RESPONSE IS REQUIRED BY Monday, October 25, 2021 AT 5:00 p.m. EASTERN TIME

Annex B-76

ALL MEMBERS MUST COMPLETE BOXES A AND B AND [ALL U.S. MEMBERS MUST COMPLETE] BOX G. PLEASE ALSO READ THE “GENERAL INSTRUCTIONS” ON PAGE Annex B-83.

MEMBER NAME: _____________________________________

BOX A – Signature of Members	BOX B
(Must be signed by all members; include legal capacity if signing on behalf of an entity)		Number of units surrendered hereby
Signature – Member		Founders Units
Signature – Spouse of Member*
Series A Units
Telephone Number and/or Email Address
Service Units

Reward Units

Undesignated Units
Total Units Surrendered:

* Must be signed by the spouse of the Member if any of the Units constitute community property and/or spousal or other approval is required for this letter agreement to be legal, valid and binding. Residents of Arizona, California, Idaho, Louisiana, Nevada, New Mexico, Texas, Washington and Wisconsin should ensure this Letter of Transmittal is signed by the spouse of the Member.

BOX C – New Registration Instructions	BOX D – One Time Delivery Instructions
To be completed ONLY if the check is to be issued in the name(s) of someone other than the holder(s) in Box E. ISSUE TO:	To be completed ONLY if the check is to delivered to an address other than that listed in Box E. MAIL TO:

Name	Name
Street Address	Street Address
City, State and Zip Code	City, State and Zip Code

☐ Please remember to complete and sign the Form W-9 attached hereto or, if applicable, please complete and provide a signed W-8BEN form, available online at www.irs.gov.

Annex B-77

BOX E – Name and Address of Member(s)	BOX F – Medallion Guarantee
Please make any address corrections below

If you have completed Box C or all registered holders are not listed on the bank account provided in Box H (if you elected a wire payment), your signature must be Medallion Guaranteed by an eligible financial institution.

☐ indicates permanent address change

Note: A notarization by a notary public is not acceptable
BOX G – Optional Bank Wire Instructions

NOTE: If you wish to have the cash consideration to be issued to you in the Merger (as defined herein) sent to you by wire transfer, please provide the wire instructions below. Otherwise, such cash consideration will be issued to you in the form of a check mailed to the address provided on page Annex B-83. It is recommended that you provide wire transfer instructions in order to expedite receipt of payment. NOTE: If you choose to have your consideration wired to you the Paying Agent will deduct a fee of $50. If the name on the bank account does not match the registration or does not include all registered holders, a medallion guarantee is required in Box F. In connection to the above referenced Merger, please wire the entitled funds as follows:

ABA Routing Number
Bank Name
Bank Address
Name on Bank Account
Account Number (DDA)
SWIFT / IBAN (if applicable)
For Further Credit Acct #
For Further Credit Acct Name

By completion of Box G, you hereby agree that the above wire instructions are true and correct and by endorsing this Letter of Transmittal, the person authorized to act on behalf of this account is directing Greenrose Acquisition Corp., or its designee to make payment of the Merger Consideration (as defined herein) represented by this Letter of Transmittal to the bank account listed above.

Annex B-78

A.          Surrender of Units

Pursuant to the Agreement and Plan of Merger, to be dated as of March 12, 2021 (as it may be amended from time to time, the “Merger Agreement”), by and among GREENROSE ACQUISITION CORP., a Delaware corporation (the “Parent”), GNRS CT MERGER SUB, LLC a Connecticut/ limited liability company and direct wholly-owned subsidiary of Parent (the “Merger Sub”), and THERAPLANT, LLC, a Connecticut limited liability company (the “Company”), Merger Sub shall be merged with and into the Company (the “Merger”), and the Company shall be the surviving corporation in the Merger as a wholly-owned Subsidiary of the Parent. Capitalized terms used but not defined in this Letter of Transmittal (this “Letter”) shall have the meanings ascribed to them in the Merger Agreement.

As a result of the Merger, each unit of the Company (the “Company Units”), issued and outstanding immediately prior to the Effective Time shall be converted into the right to receive (subject to any applicable withholding taxes) cash in accordance with the terms of the Merger Agreement. The amounts in the immediately preceding sentence shall be referred to in this Letter as the “Payments.”

In connection with the Merger Agreement, the Member signatory hereto (the “Holder” or “you”) hereby surrenders, subject to the terms and conditions of the Merger Agreement, all of the units of the Company owned by you in exchange for, and for the purpose of receiving, on the terms and subject to the conditions set forth in the Merger Agreement, the Payments that you are entitled to receive pursuant to the Merger Agreement with respect to each unit of the Company being surrendered hereby. All such cash payments shall be rounded to the nearest penny.

Any Letter completed, executed and delivered by you prior to the Closing Date shall be held in escrow by the Company and the Parent pending the Closing, and the surrender of units of the Company that is effected hereby shall be conditioned on and effective as of the Effective Time. The Letter will be returned to you if the Merger Agreement is terminated in accordance with its terms prior to the Closing.

B.          Representations and Warranties and Agreements of the Holder

You hereby represent and warrant to the Company as follows:

You have received of a copy each of: the Merger Agreement; including each Exhibit thereto, and an Information Statement prepared by the Company with respect to the Merger Agreement (together, the “Letter of Transmittal Package”) which were sent contemporaneously with this Letter. You have consulted, or had the opportunity to consult, with your legal counsel or other advisors (including tax advisors) with respect to this Letter and the Letter of Transmittal Package. You approve the terms and conditions of the Merger Agreement and all arrangements relating thereto. In addition, you acknowledge that payments in respect of the Company units are controlled by the terms and subject to the conditions of the Merger Agreement.

You hereby agree to be bound by, as if a signatory thereto, to the provisions of the Merger Agreement applicable to Selling Securityholders, including but not limited to those relating to (i) the allocation and payment of the Merger Consideration as set forth in Article I of the Merger Agreement, (ii) the Allocation Statement, (iii) the indemnification obligations of the Company members as set forth in the Article VII of the Merger Agreement and (iv) the appointment of, and exculpation and indemnification of, the Selling Securityholders’ Representative as set forth in Section 9.13 of the Merger Agreement, in each case on the terms and subject to the conditions of the Merger Agreement. Without limiting the generality of the foregoing, you hereby acknowledge and agree that you have received, read and reviewed, or had the opportunity to review, with your counsel and other advisors and understand the Merger Agreement and the terms and conditions thereof.

C.          Additional Representations

You hereby represent and warrant to the Company and Parent as follows:

You are the holder of the units of the Company surrendered pursuant to this Letter, with good and marketable title to such units of the Company and full power and authority to sell, assign and transfer the units of the Company, free and clear of any Encumbrance (other than any restrictions set forth under the Securities Act of 1933, as amended, or any applicable state securities laws). The units of the Company constitute all of the ownership interests in the Company owned, beneficially or of record by you.

Annex B-79

You have full power and authority (and, if an individual, full legal capacity) to execute and deliver this Letter of Transmittal, to surrender the units of the Company and to perform your obligations hereunder. You have duly executed and delivered this Letter, which constitutes the valid and legally binding obligation of the Holder, enforceable in accordance with its terms and conditions. You are not required to obtain any authorization of any governmental authority or third party in connection with your execution and delivery of this Letter, the performance by you of your obligations hereunder or the consummation of the transactions contemplated by this Letter. If you are married, and any of the Company units constitutes community property (this may be the case if you live in Arizona, California, Idaho, Louisiana, Nevada, New Mexico, Texas, Washington or Wisconsin) and spousal or other approval is required for this Letter to be legal, valid and binding and for the representations and warranties made herein to be true, then this Letter has been duly and validly executed and delivered by your spouse and constitutes a legal, valid and binding obligation of such spouse, enforceable against such spouse in accordance with its terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general principles of equity (regardless of whether considered in a proceeding in equity or at law).

None of the execution and the delivery of this Letter, the performance by you of your obligations hereunder or the consummation of the transactions contemplated hereby, will: (i) violate in any material respect any law to which you or any of your assets or properties is subject; (ii) if the Holder is an entity, violate any provision of its charter, bylaws or any other organizational or governing documents; or (iii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice, consent or approval under any material agreement, contract, lease, permit, instrument, or other arrangements to which you are a party or by which you are bound or to which any of your assets are subject (or result in the imposition of any material Lien).

All authority conferred or agreed to be conferred in this Letter shall be binding upon your successors, assigns, heirs, executors, administrators and legal representatives and shall not be affected by, and shall survive your death or incapacity.

You acknowledge that the applicable Payments received in exchange for each unit of the Company surrendered herewith constitutes the entire and total consideration to which you are entitled to in respect of your Company units pursuant to the terms and subject to the conditions of the Merger Agreement.

The Parent, acting reasonably, reserves the right to reject this Letter if it is not in proper form. You understand that: (i) unless and until you surrender the Company units owned by you in accordance with the terms of this Letter and the Merger Agreement, no payments pursuant to the Merger Agreement shall be paid to you; (ii) payment pursuant to the Merger Agreement is conditioned upon the closing of the Merger and subject to the terms and conditions of the Merger Agreement, including Article II therein; and (iii) no interest will accrue on any amounts payable pursuant to the Merger Agreement. In addition, you recognize that the Merger is subject to various conditions.

The Holder (on behalf of itself, its members, each of its direct or indirect subsidiaries, and each of their respective officers, directors, employees, managers, partners, divisions, affiliated corporations, affiliated non-corporation entities, representatives, successors, predecessors and assigns) hereby irrevocably, unconditionally and forever acquits, releases and discharges the Company, Parent, Merger Sub, the Selling Securityholders’ Representative, their respective current and former members and each of their respective direct or indirect subsidiaries, and each of their respective current and former members, officers, directors, employees, managers, partners, divisions, affiliated corporations, affiliated non-corporation entities, representatives, successors, predecessors and assigns (individually and collectively, the “Released Parties”) from any and all debts, losses, costs, bonds, suits, actions, causes of action, liabilities, contributions, attorneys’ fees, interest, damages, punitive damages, expenses, claims, potential claims, counterclaims, cross-claims, or demands, in law or in equity, asserted or unasserted, express or implied, known or unknown, matured or unmatured, contingent or vested, liquidated or unliquidated, of any kind or nature or description whatsoever (including, but not limited to, any and all expense whatsoever reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened or any claims whatsoever), (individually and collectively, “Losses”), that the Holder had, presently has or may hereafter have or claim or assert to have against any of the Released Parties to the extent relating to the Company and its business arising, or relating to facts, events, occurrences or circumstances existing, prior to or as of the Closing (the “Released Matters”), except for (i) rights under the Merger Agreement and under each transaction and agreement contemplated by the Merger Agreement, (ii) without limiting clause (i), rights to receive any payments owed or payable to the Holder contemplated by the terms of the Merger Agreement and under each transaction and agreement contemplated by the Merger Agreement and (iii) any

Annex B-80

counterclaims or defenses in any future proceedings hereinafter arising. The Holder further acknowledges and agrees that the calculation of the consideration to which the Holder is entitled, as calculated in accordance with the Merger Agreement shall be final, conclusive and binding on the Holder. The release is intended to be complete, global and all-encompassing with respect to the Released Matters and specifically includes claims that are known, unknown, fixed, contingent or conditional, including without limitation, breach of fiduciary duty, or claims arising under the Securities Act of 1933, as amended, or any other federal, state, blue sky or local law dealing with any securities. Notwithstanding the provisions of any statute or common law principle in any jurisdiction, and for the purpose of implementing a full and complete release and discharge of all claims, the Holder expressly acknowledges that, with respect to the Released Matters, the release herein given is intended to include in its effect, without limitation, all claims which the Holder does not know or suspect to exist in the Holder’s favor at the time of execution hereof, and that the release herein given contemplates the extinguishment of any such claim or claims. This release will be enforceable by the Company, the Selling Securityholders’ Representative, Parent, Merger Sub and the other Selling Securityholders as third party beneficiaries hereof.

You will treat and hold as confidential all of the Company’s Confidential Information (as hereinafter defined) and refrain from using any of the Confidential Information except in connection with the business of the Company and its Subsidiaries and in connection herewith or as otherwise permitted herein. If you are requested or legally required to disclose any Confidential Information, you will, to the extent legally permitted, notify the Company promptly of the request or requirement so that the Company, at its sole expense, may seek an appropriate protective order or waive compliance with the provisions hereof. If, in the absence of a protective order or the receipt of a waiver hereunder, you are, on the advice of counsel, required or requested to disclose any Confidential Information to any tribunal or third party, you may disclose the Confidential Information to such tribunal or third party; but you will use reasonable efforts to obtain, at the Company’s request and expense, an order or other assurance that confidential treatment will be accorded to such portion of the Confidential Information required to be disclosed as the Company promptly designates. As used herein, “Confidential Information” means any information concerning the businesses and affairs of the Company that is not, as of the date hereof, already generally available to the public. The foregoing provisions will not apply to any communications between you and your limited partners, members, directors, officers, affiliates, advisors or representatives or to any Confidential Information that becomes generally available to the public after the date hereof other than as a result of the undersigned’s breach of the foregoing obligation of confidentiality.

To the extent applicable, you waive the benefits of Section 1542 of the California Civil Code which reads as follows:

A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor.

This Letter and the representations, warranties, and agreements contained herein shall be for the benefit of and shall be enforceable by the Company, the Selling Securityholders’ Representative and the other Company Shareholders. This Letter may be executed and delivered in any number of counterparts, each of which when executed and delivered shall be deemed to be an original and all of which together shall constitute one and the same instrument. The Holder’s surrender of the Company units hereby is irrevocable but will conditioned on and effective as of the Effective Time.

By signing this Letter, you acknowledge and agree that the right to payment in accordance with the foregoing is in full consideration for the exchange of your Company units and any other rights you, or anyone claiming through you, may have in connection with your Company units will cease to be of any further force or effect upon consummation of the Merger. You agree that you will not, directly or indirectly, sell, offer to sell, give, pledge, encumber, assign, grant any option for the sale of or otherwise transfer, exercise or dispose of, or enter into any agreement, arrangement or understanding to exercise, sell or transfer, any of your Company units, other than in connection with the Merger Agreement or any other transaction approved by Parent, prior to the closing of the transactions contemplated by the Merger Agreement (this obligation will be enforceable by the Company and Parent as a third party beneficiaries hereof). Notwithstanding any other provision of this Letter, this Letter shall be deemed void ab initio and have no further force or effect upon termination of the Merger Agreement prior to the consummation of the transactions contemplated thereby.

Annex B-81

You hereby agree that this Letter shall be governed by, and construed in accordance with, the laws of the State of Connecticut, applicable to contracts executed in and to be performed entirely within that State, without regard to the conflicts of law principles that would result in the application of any law other than the law of the State of Connecticut. You hereby irrevocably submit to the exclusive jurisdiction of any federal or state court located within the State of Connecticut over any and all claims or causes of action (whether in contract or tort) that may be based upon, arise out of or relate to this Letter, the negotiation, execution or performance of this Letter or transactions contemplated hereby, and you hereby irrevocably agree that all disputes in respect of such claim or any suit, action or proceeding related thereto may be heard and determined in such courts. You hereby irrevocably waive, to the fullest extent permitted by applicable law, any objection which you may now or hereafter have to the laying of venue of any such dispute brought in such court or any defense of inconvenient forum for the maintenance of such dispute. You agree that a final judgment in any such action or proceedings shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable law.

THE HOLDER HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHTS TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS Letter.

IMPORTANT TAX INFORMATION

Under U.S. federal income tax law, a U.S. holder whose units of the Company are surrendered hereby is required to provide such member’s current Taxpayer Identification Number (“TIN”). If such holder is an individual, the TIN is his or her Social Security Number. If the holder does not provide the correct TIN, the holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, reportable payments that are made to such holder may be subject to U.S. federal income tax backup withholding in an amount equal to 24% of any such payment. Backup withholding is not an additional tax. If withholding results in an overpayment of taxes, a refund from the Internal Revenue Service may be obtained. To prevent backup withholding on any cash payment made to a holder with respect to units of the Company surrendered in connection with the Merger Agreement, the holder is required to notify the Company of his or her correct TIN by completing the Form W-9 attached hereto.

Certain holders (including, among others, certain corporations and certain foreign holders) are not subject to these backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt payee that is not a foreign person must enter its correct TIN in the Form W-9 and complete the Form W-9 attached hereto. In order for a foreign holder to be exempt, that holder must submit an Internal Revenue Service Form W-8BEN, or other applicable Form W-8, signed under penalties of perjury, attesting to that individual’s exempt status. Internal Revenue Service Forms W-8 can be found at http://www.irs.gov. See the enclosed Guidelines for Certification of Taxpayer Identification Number on the Form W-9 for additional instructions.

If a holder of Company units that was received as compensation for the performance of services surrenders such Company units and receives payment in exchange therefore as set forth in the Merger Agreement and this Letter, the payment will be subject to normal withholding requirements that are applicable to wages, regardless of the submission of the Form W-9 (or applicable Form W-8).

Annex B-82

GENERAL INSTRUCTIONS

Please read this information carefully.

•        BOX A-Signatures: All members must sign as indicated in Box A. If you are signing on behalf of a member or entity your signature must include your legal capacity.

•        BOX B-Certificate Detail: List all units surrendered hereby in Box B.

•        BOX C-New Registration: Provide the new registration instructions (name and address) in Box C. Complete Box G to certify tax identification number for new registration of U.S. citizen, resident or entity. Signature must be that of the new registration indicated. See notice to non-resident aliens above. All changes in registration require a Medallion Signature Guarantee. Joint registrations must include the form of tenancy. Custodial registrations must include the name of the Custodian (only one). Trust account registrations must include the names of all current acting trustees and the date of the trust agreement.

•        BOX D-One Time Delivery: Any address shown in Box D will be treated as a one-time only mailing instruction.

•        BOX E-Current Name and Address of Registered Shareholder: If your permanent address should be changed, please make the necessary changes in Box E.

•        BOX F-Signature Guarantee: Box F (Medallion Guarantee) only needs to be completed if the name on the check or bank account names are or will be different from the current registration shown in Box E. This guarantee is a form of signature verification which can be obtained through an eligible financial institution such as a commercial bank, trust company, securities broker/dealer, credit union or savings institution participating in a Medallion program approved by the Securities Transfer Association.

•        BOX G – Wire Instructions: To elect a bank wire transfer please complete Box H in its entirety. A medallion guarantee is required in Box F if all members are not listed on the bank account provided in Box H. Please contact your bank for questions regarding the appropriate bank routing number and account number to be used.

•        Request for Taxpayer Identification Number and Certification - Form W-9: A U.S. citizen, resident or entity must complete the attached Form W-9 to certify its tax identification number. Please provide the social security or employer identification number of the person or entity receiving payment, including signature and date for the above described units. Failure to complete the form will subject the recipient to the applicable federal income tax withholding from any cash payment made to them pursuant to the exchange. A non-U.S. Person (as defined below) must complete FORM W-8BEN.

•        Definition of U.S. Person: For federal tax purposes, you are considered a U.S. person if you are (1) an individual who is a U.S. citizen or U.S. resident alien, (2) a partnership or corporation created or organized in the United States or under the laws of the United States, (3) an estate (other than a foreign estate), or (4) a domestic trust (as defined in Treasury Regulation Section 301.7701-7).

•        Deficient Presentments: If you request a registration change that is not in proper form, the required documentation will be requested from you.

•        Returning: Return this Letter to Greenrose at the address below. The method of delivery is at your option and your risk, but it is recommended that documents be delivered via a registered method.

By Mail to:
Continental Stock Transfer & Trust Company
[Address]	with an electronic copy to	[_________________]
[Address]		and
Attn: [Name]		[________________]

For additional information please contact [____________________] or [_______________] via email at the addresses above.

IN ORDER TO GUARANTEE THE CLOSING OF THE MERGER CAN OCCUR, THE ABOVE MUST BE RECEIVED BY THE COMPANY NOT LATER THAN 12:00 p.m. EASTERN TIME ON [DATE].

Annex B-83

[FORM W-9]

Annex B-84

EXHIBIT E

FORM OF COMPANY OFFICER’S CERTIFICATE

Annex B-85

THERAPLANT, LLC

OFFICER’S CERTIFICATE

_________________, 2021

This Officer’s Certificate is delivered pursuant to Section 6.2(d) of that certain Agreement and Plan of Merger, dated March 12, 2021 (the “Agreement”), by and among Theraplant, LLC, a Connecticut limited liability company (the “Company”), acting by and through its Steering Committee, Greenrose Acquisition Corp., a Delaware corporation (the “Parent”), GNRS CT Merger Sub, LLC, a Connecticut limited liability company and wholly-owned subsidiary of Parent (the “Merger Sub”), and Shareholder Representative Services LLC, a Colorado limited liability company, solely in its capacity as the representative of the Selling Securityholders (the “Selling Securityholders’ Representative”). Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Agreement.

The undersigned, on behalf of the Company, and not in his individual capacity, does hereby certify as follows:

1.      (i) The representations and warranties in Sections 2.1 (Organization and Qualification), 2.2 (Authorization), 2.3 (Capital Equity), 2.4 (Subsidiaries), 2.6 (No Conflicts) and 2.28 (Anti-Money Laundering) of the Agreement are true, correct and complete in all respects as of the date of the Agreement and as of the Closing Date as if made on and as of the Closing Date (other than, in each case, such representations and warranties which by their express terms are made solely as of a specified earlier date, which are true, correct and complete in all respects as of such specified earlier date) other than inaccuracies that in the aggregate are de minimis, and (ii) the other representations and warranties of the Company contained in the Agreement are each true, correct and complete in all material respects as of the date of the Agreement and as of the Closing Date as if made on and as of the Closing Date (other than, in each case, such representations and warranties which by their express terms are made solely as of a specified earlier date, which are true, correct and complete in all material respects as of such specified earlier date), except for inaccuracies of representations and warranties the circumstances giving rise to which, individually or in the aggregate, do not constitute and could not reasonably be expected to have, a Company Material Adverse Effect.

2.      The Company has performed or complied with, in all material respects, each agreement, covenant and obligation required by the Agreement and the Ancillary Agreements to be so performed or complied with by the Company on or before the Closing Date.

3.      Since the date of the Agreement, no Company Material Adverse Effect has occurred.

[Signature Page Follows]

Annex B-86

IN WITNESS WHEREOF, the undersigned hereby executes this Officer’s Certificate as of the date first written above.

THERAPLANT, LLC
By:
Name:
Title: Managing Member

Annex B-87

EXHIBIT F

FORM OF ESCROW AGREEMENT

Annex B-88

ESCROW AGREEMENT

THIS ESCROW AGREEMENT (this “Agreement”) is made and entered into as of [ ], 2021 by and among Shareholder Representative Services LLC, a Colorado limited liability company solely in its capacity as the representative of the Selling Securityholders (the “Selling Securityholder’s Representative”), Greenrose Acquisition Corp., a Delaware corporation (the “Parent”), and Continental Stock Transfer & Trust Company, a New York corporation (the “Escrow Agent”) pursuant to the Merger Agreement (as defined below). Selling Securityholders’ Representative, the Parent and the Escrow Agent may hereinafter be referred to individually as a “Party” and collectively as, the “Parties”. Capitalized but undefined terms used herein shall have the meaning set forth in the Merger Agreement.

RECITALS

A. WHEREAS, Parent, GNRS CT Merger Sub, LLC, a Connecticut limited liability company and subsidiary of Parent, Theraplant, LLC, a Connecticut limited liability company (the “Company”), and the Selling Securityholders’ Representative have entered into an Agreement and Plan of Merger dated as of March 12, 2021 (the “Merger Agreement”), pursuant to which, among other things, the Company will merge with and into Merger Sub and the Company will survive the merger as a wholly owned subsidiary of Parent;

B. WHEREAS, the Merger Agreement contemplates the execution and delivery of this Agreement and the deposit by Parent with the Escrow Agent of Thirteen Million and 00/100 Dollars ($13,000,000.00) (the “Escrow Amount”) in order to provide a source of funding for certain indemnification obligations and net working capital requirements of the Selling Securityholders as described in the Merger Agreement and the Parties wish such deposit to be subject to the terms and conditions set forth herein and in the Merger Agreement; and

C. WHEREAS, pursuant to the terms of the Merger Agreement, the Selling Securityholders have appointed the Selling Securityholders’ Representative as his, her or its true and lawful attorney-in-fact, for and on behalf of each of the Selling Securityholders, with full power and authority to represent such Selling Securityholder and such Selling Securityholder’s successors and assigns with respect to all matters arising under this Escrow Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual promises herein made, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

Section 1. Escrow.

1.1 Appointment; Cash Placed in Escrow. Parent and Selling Securityholders’ Representative hereby appoint the Escrow Agent as their escrow agent for the purposes set forth herein, and the Escrow Agent hereby accepts such appointment and agrees to act as escrow agent in accordance with the terms and conditions set forth herein. As of the Effective Date, Parent shall deposit or cause to be deposited with the Escrow Agent the Escrow Amount to be held in escrow in accordance with this Agreement.

1.2 Escrow Fund; Escrow Accounts.

(a) The Escrow Agent will issue its written confirmation of the receipt of the Escrow Amount and, upon delivery, shall hold the Escrow Amount, together with all products and investment proceeds thereof, including all interest, dividends, gains and other income (collectively, the “Escrow Earnings”) earned with respect thereto (collectively, the “Escrow Fund”), and the Escrow Agent shall hold the Escrow Fund in an account established with the Escrow Agent, subject to the terms of Section 3 below (the “Escrow Account”).

(b) For greater certainty, all Escrow Earnings shall be retained by the Escrow Agent and reinvested in the Escrow Fund and shall become part of the Escrow Fund; and shall be disbursed as part of the Escrow Fund in accordance with the terms and conditions of this Agreement.

Annex B-89

1.3 Investments. [The Escrow Funds shall be placed in a “noninterest-bearing deposit account” insured by the Federal Deposit Insurance Corporation (“FDIC”) to the applicable limits.]1 The Escrow Fund shall at all times remain available for distribution in accordance with the terms of this Agreement. While on deposit, the Escrow Agent can earn bank credits or other consideration.

1.4 Trust Fund. The Escrow Fund shall be held in trust and shall not be subject to any lien, attachment, trustee process or any other judicial process of any creditor of Parent, Merger Sub, Selling Securityholders’ Representative or any Selling Securityholder. The Escrow Agent shall hold and safeguard the Escrow Fund until the Termination Date (as defined in Section 5) or earlier distribution in accordance with this Agreement.

Section 2. Release of Escrow Fund.

The Parties shall act in accordance with, and the Escrow Agent shall hold and release the Escrow Fund as provided in, this Section 2 as follows:

2.1 Working Capital. If the Final Closing Net Working Capital, as finally determined, is less than the Estimated Closing Net Working Capital, then no later than the fifth (5th) calendar day following the determination of the Final Closing Net Working Capital, the Escrow Agent, acting as Paying Agent (as defined below), shall pay to Parent out of the Escrow Funds an amount equal to the difference between the Final Closing Net Working Capital, as finally determined, and the Estimated Closing Net Working Capital in accordance with Section 1.13(c) of the Merger Agreement, based on a Joint Release Instruction (as defined herein).

2.2 Indemnification. At any time prior to the Expiration Date, as promptly as practicable, but in any event within five (5) Business Days after receiving (i) Joint Release Instructions or (ii) written instruction from Parent attaching a final non-appealable court order from a court of competent jurisdiction (a “Court Order”) setting forth the amount of the indemnification and relating to the release from the Escrow Funds, the Escrow Agent shall release or cause to be released the amounts, to the Persons, and in the manner set forth in such Joint Release Instructions or Court Order.

2.3 Release of Escrow Release Amount. Promptly following the Escrow Release Date, the Escrow Agent, acting as Paying Agent and pursuant to the Paying Agent Agreement, shall pay to the Selling Securityholders (to each, their respective Allocated Portion) the lesser of: (i) the Escrow Release Amount, or (ii) the Escrow Funds then remaining in the Escrow Account, subject to Section 2.5 hereof, based on a Joint Release Instruction.

2.4 Release of Remaining Escrow Funds. With regard to the remainder of the Escrow Funds not released pursuant to Section 2.3 hereof, promptly following Expiration Date, the Escrow Agent, acting as Paying Agent, shall pay the remaining balance of the Escrow Funds in accordance with Section 7.5 of the Merger Agreement, to the Selling Securityholders (to each, their respective Allocated Portion) (subject to withholding as applicable) based on a Joint Release Instruction.

2.5 Amount to be Released. In the event that Parent delivers a Claim Notice in accordance with Section 7.5 of the Merger Agreement on or prior to the Escrow Release Date or the Expiration Date, as applicable, the Escrow Agent shall continue to hold in escrow and shall not release, an amount of funds then held in escrow equal to the lesser of: (i) the Claim Amount, in accordance with the terms of Section 7.5 of the Merger Agreement (but not in any event in excess of the Escrow Amount); or (ii) the balance of the Escrow Fund which is available for release and distribution to the Selling Securityholders. The portion of the Escrow Fund in excess of the amount specified in clause (i) of the preceding sentence (as may be the subject of one or more timely delivered Claim Notices) shall be released by the Escrow Agent as specified in Section 2.3 or Section 2.4 hereof, as applicable. With respect to the amounts specified in any such timely delivered Claim Notices, the Escrow Agent shall promptly disburse funds from the Escrow Account within three (3) Business Days after delivery to the Escrow Agent of a Joint Release Instruction, as may be directed in such Joint Release Instruction in accordance with Section 7.5 of the Merger Agreement.

____________

1 CST has the following options:

Invest the money in Treasury only money market funds

Invest the funds in a deposit

Interest bearing account

Annex B-90

2.6 Method of Payment. All payments of any part of the Escrow Fund shall be made by wire transfer of immediately available funds to one or more accounts designated in advance (a) as set forth in a Joint Release Instruction, with respect to payments to Parent or (b) by the Selling Securityholders in their instructions to the Paying Agent pursuant to the Paying Agent Agreement, with respect to payments to the Selling Securityholders.

2.7 Call Back Authorized Individuals. In the event a Joint Release Instruction is delivered to the Escrow Agent, whether in writing, by telecopier, email or otherwise, the Escrow Agent is authorized to seek confirmation of such instruction by telephone call back to the person or persons designated in Exhibits A-1 and or A-2 annexed hereto (the “Call Back Authorized Individuals”), and the Escrow Agent may rely upon the confirmations of anyone purporting to be a Call Back Authorized Individual. To assure accuracy of the instructions it receives, the Escrow Agent may record such call backs. If the Escrow Agent is unable to verify the instructions, or is not satisfied with the verification it receives, it will not execute the instruction until all such issues have been resolved. The persons and telephone numbers for call backs may be changed only in writing actually received and acknowledged by the Escrow Agent.

2.8 Certain Definitions.

(a) “Business Day” means any day that is not a Saturday, a Sunday or other day on which commercial banks located in New York, New York, are obligated or authorized by applicable law to remain closed for business.

(b) “Joint Release Instruction” means a joint written instruction of Parent and the Selling Securityholders’ Representative, which is executed by Parent and the Selling Securityholders’ Representative, to the Escrow Agent directing the Escrow Agent to disburse all or a portion of the Escrow Fund. In making any payments, the Escrow Agent (and the Paying Agent) shall rely upon the wire instructions and tax forms that it shall collect from (i) Parent pursuant to this Agreement and (ii) the Selling Securityholders pursuant to the Paying Agent Agreement, as applicable.

(c) “Person” means any individual, general or limited partnership, firm, corporation, limited liability company, association, joint stock company, trust, joint venture, unincorporated organization other entity, including a Governmental Authority or any department, agency or political subdivision thereof.

Section 3. Fees and Expenses. The Escrow Agent shall be entitled to receive, from time to time, fees in accordance with Schedule 1. In accordance with Schedule 1, the Escrow Agent will also be entitled to reimbursement for reasonable and documented out-of-pocket expenses incurred by the Escrow Agent in the performance of its duties hereunder and the execution and delivery of this Agreement, absent the Escrow Agent’s gross negligence or willful misconduct in incurring such expenses.

Section 4. Limitation of Escrow Agent’s Liability.

4.1 Duties and Limitation of Liability. The Escrow Agent undertakes to perform such duties as are specifically set forth in this Agreement only and shall have no duty under any other agreement or document (other than as paying agent (the “Paying Agent”)) pursuant to the Paying Agent Agreement dated as of the date hereof between the Escrow Agent and the Parent (the “Paying Agent Agreement”)), and no implied covenants or obligations shall be read into this Agreement against the Escrow Agent. The Escrow Agent shall incur no liability with respect to any action taken by it or for any inaction on its part in reliance upon any notice, direction, instruction, consent, statement or other document believed by it in good faith to be genuine and duly authorized, nor for any other action or inaction except for its own gross negligence or willful misconduct. In all questions arising under this Agreement and/or its interpretation hereof in conjunction with the Merger Agreement, the Escrow Agent may rely on the advice of qualified outside counsel with expertise in the matter at issue, and for anything done, omitted or suffered in good faith by the Escrow Agent based upon such advice the Escrow Agent shall not be liable to anyone. In no event shall the Escrow Agent be liable for incidental, punitive or consequential damages.

4.2 Indemnity. Parent, on the one hand, and Selling Securityholders’ Representative (solely on behalf of the Selling Securityholders and in its capacity as the Selling Securityholders’ Representative, not in its individual capacity) on the other hand, hereby agree that Parent and Selling Securityholders will jointly and severally indemnify the Escrow Agent and its officers, directors, employees and agents for, and hold it and them harmless against, any loss, liability or expense (including reasonable attorney fees) incurred without gross negligence or willful misconduct on

Annex B-91

the part of the Escrow Agent (or its officers, directors, employees or agents), arising out of or in connection with the Escrow Agent’s carrying out its duties hereunder. This right of indemnification shall survive the termination of this Agreement and the resignation of the Escrow Agent.

Section 5. Termination. This Agreement shall terminate upon the release by the Escrow Agent of the final amounts held in the Escrow Account in accordance with Section 2 hereof (the date of such release being referred to as the “Termination Date”).

Section 6. Successor Escrow Agent. In the event the Escrow Agent becomes unavailable or unwilling to continue to act as escrow agent under this Agreement, the Escrow Agent may resign and be discharged from its duties and obligations hereunder by giving its written resignation to the parties to this Agreement. Such resignation shall take effect not less than thirty (30) days after notice is given to all the other parties hereto. In such event, Parent may appoint a successor Escrow Agent reasonably acceptable to Selling Securityholders’ Representative. If Parent fails to appoint a successor Escrow Agent within fifteen (15) days after receiving the Escrow Agent’s written resignation, the Escrow Agent shall have the right to apply to a court of competent jurisdiction for the appointment of a successor Escrow Agent. The successor Escrow Agent shall execute and deliver to the Escrow Agent an instrument accepting such appointment, and the successor Escrow Agent shall, without further acts, be vested with all the estates, property rights, powers and duties of the predecessor Escrow Agent as if originally named as Escrow Agent herein. The Escrow Agent shall act in accordance with written instructions from Parent and Selling Securityholders’ Representative as to the transfer of the Escrow Fund to a successor Escrow Agent.

Section 7. Representative. Unless and until Parent and Escrow Agent shall have received written notice of the appointment of a successor Selling Securityholders’ Representative, each of Parent and Escrow Agent shall be entitled to rely on, and shall be fully protected in relying on, the power and authority of Selling Securityholders’ Representative to act on behalf of the Selling Securityholders.

Section 8. Miscellaneous.

8.1 Attorneys’ Fees. In any action at law or suit in equity to enforce or interpret this Agreement or the rights of any of the parties hereunder, the prevailing party in such action or suit shall be entitled to receive a reasonable sum for its attorneys’ fees and all other reasonable costs and expenses incurred in such action or suit.

8.2 Notices. All notices, requests, demands, claims, and other communications hereunder will be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given (a) when delivered personally to the recipient, (b) when sent by electronic mail or facsimile, on the date of transmission to such recipient, (c) one Business Day after being sent to the recipient by reputable overnight courier service (charges prepaid), or (d) four (4) Business Days after being mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid, and addressed to the intended recipient as set forth below:

If to Parent:

Greenrose Acquisition Corp.

111 Broadway

Amityville, NY 11797

Attn: William F. Harley III

Email: mickey@greenrosecorp.com

With a copy (which shall not constitute notice) to:

Tarter Krinsky & Drogin LLP

1350 Broadway

11th Floor

New York, NY 10018

Attention: Guy N. Molinari, Esq.

Email: gmolinari@tarterkrinsky.com

Annex B-92

If to Selling Securityholders’ Representative:

Shareholder Representative Services LLC

950 17th Street, Suite 1400

Denver, CO 80202

Attention: Managing Director

Email: deals@srsacquiom.com

Facsimile: (303) 623-0294

Telephone: (303) 648-4085

With a copy (which shall not constitute notice) to:

Hinckley Allen

100 Westminster Street, Suite 1500

Providence, RI 02903

Attention: David S. Hirsch, Esq.

Email: dhirsch@hinckleyallen.com

If to Escrow Agent:

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, NY 10004

Attention: Trust Services, Frances E. Wolf, Jr. & Patrick Small

E-mail: fwolf@continentalstock.com & psmall@continentalstock.com

Any party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other parties notice in the manner herein set forth. Notwithstanding the foregoing, notices addressed to the Escrow Agent shall be effective only upon receipt. If any notice or other document is required to be delivered to the Escrow Agent and any other Person, the Escrow Agent may assume without inquiry that notice or other document was received by such other Person on the date on which it was received by the Escrow Agent.

8.3 Headings. The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

8.4 Counterparts. This Agreement may be executed in one or more counterparts (including by means of electronic mail or facsimile), each of which shall be deemed an original but all of which together will constitute one and the same instrument. Facsimile and pdf signatures shall be treated as original signatures for all purposes hereunder.

8.5 Governing Law. This Agreement and any claim, controversy or dispute arising out of or related to this Agreement, any of the transactions contemplated hereby, the relationship of the parties, and/or the interpretation and enforcement of the rights and duties of the parties, whether arising in contract, tort, equity or otherwise, shall be governed by and construed in accordance with the domestic Laws of the State of New York.

8.6 Waiver of Jury Trial. THE PARTIES EACH WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OR RELATED TO THIS AGREEMENT IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR ANY AFFILIATE OF ANY OTHER SUCH PARTY, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS OR OTHERWISE. THE PARTIES AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR ANY PROVISION HEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT.

Annex B-93

8.7 Succession and Assignment. This Agreement shall be binding upon and shall inure to the benefit of each of the parties hereto and each of their respective permitted successors and assigns, if any.

8.8 Amendments and Waivers. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by the Escrow Agent, Parent and Selling Securityholders’ Representative. No waiver by any party hereto of any provision of this Agreement or any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be valid unless the same shall be in writing and signed by the party making such waiver nor shall such waiver be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

8.9 Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

8.10 No Third-Party Beneficiaries. Except as expressly provided herein, this Agreement shall not confer any rights or remedies upon any Person other than the parties hereto and their respective successors and permitted assigns.

8.11 Entire Agreement. This Agreement and the Merger Agreement set forth the entire agreement among the parties hereto relating to the subject matter hereof and supersede any prior understandings, agreements, or representations by or among the parties hereto, written or oral, to the extent they relate in any way to the subject matter hereof. In the event of a conflict between this Agreement and the Merger Agreement, the Merger Agreement shall govern.

8.12 Cooperation. Selling Securityholders’ Representative and Parent agree to cooperate fully with each other and the Escrow Agent and to execute and deliver such further documents, certificates, agreements, stock powers and instruments and to take such other actions as may be reasonably requested by Parent, Selling Securityholders’ Representative or the Escrow Agent to evidence or reflect the transactions contemplated by this Agreement and to carry out the intent and purposes of this Agreement.

8.13 Construction.

(a) For purposes of this Agreement, whenever the context requires: the singular number shall include the plural, and vice versa; the masculine gender shall include the feminine and neutral genders; the feminine gender shall include the masculine and neutral genders; and the neutral gender shall include masculine and feminine genders.

(b) The Parties agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be applied in the construction or interpretation of this Agreement.

(c) As used in this Agreement, the words “include” and “including,” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation.”

(d) Except as otherwise indicated, all references in this Agreement to “Sections” and “Schedules” are intended to refer to Sections of this Agreement and Schedules to this Agreement.

[SIGNATURE PAGE FOLLOWS]

Annex B-94

IN WITNESS WHEREOF, the Parties have duly caused this Agreement to be executed as of the day and year first above written.

PARENT

GREENROSE ACQUISITION CORP.
By:
Name:	William F. Harley III
Title:	Chief Executive Officer

SELLING SECURITYHOLDERS’ REPRESENTATIVE

SHAREHOLDER REPRESENTATIVE SERVICES LLC,

solely in its capacity as the Selling Securityholders’ Representative

By:
Name:	Sam Riffe
Title:	Managing Director

ESCROW AGENT

CONTINENTAL STOCK TRANSFER & TRUST COMPANY

By:
Name:
Title:

Annex B-95

EXHIBIT F

FORM OF PARENT OFFICER’S CERTIFICATE

Annex B-96

GREENROSE ACQUISITION CORP.

OFFICER’S CERTIFICATE

_________________, 2021

This Officer’s Certificate is delivered pursuant to Section 6.3(d) of that certain Agreement and Plan of Merger, dated March 12, 2021 (the “Agreement”), by and among Theraplant, LLC, a Connecticut limited liability company (the “Company”), acting by and through its Steering Committee, Greenrose Acquisition Corp., a Delaware corporation (the “Parent”), GNRS CT Merger Sub, LLC, a Connecticut limited liability company and wholly-owned subsidiary of Parent (the “Merger Sub”), and Shareholder Representative Services LLC, a Colorado limited liability company, solely in its capacity as the representative of the Selling Securityholders. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Agreement.

William F. Harley III certifies that he is the Chief Executive Officer of Parent, and that, as such, he is authorized to execute this certificate on behalf of Parent pursuant to Section 6.3 of the Agreement and DOES HEREBY FURTHER CERTIFY on behalf of Parent, and not in his individual capacity, that:

1.      The representations and warranties of Parent contained in the Agreement are true, correct and complete in all material respects as of the date of the Agreement and as of the Closing Date as if made on and as of the Closing Date (other than, in each case, such representations and warranties which by their express terms are made solely as of a specified earlier date, which shall be true, correct and complete in all material respects as of such specified earlier date; provided, however, that for purposes of determining the accuracy of any representations and warranties, all materiality, Parent Material Adverse Effect and similar qualifications limiting the scope of such representations and warranties shall be disregarded.

2.      Parent and Merger Sub have performed or complied with, in all material respects, each agreement, covenant and obligation required by the Agreement and the Ancillary Agreements to be so performed or complied with by Parent or Merger Sub on or before the Closing Date.

3.      Since the date of the Agreement, no Parent Material Adverse Effect has occurred.

4.      The conditions set forth in Section 6.3 of the Agreement have been satisfied.

[Signature Page Follows]

Annex B-97

IN WITNESS WHEREOF, the undersigned hereby executes this Officer’s Certificate as of the date first written above.

GREENROSE ACQUISITION CORP.
By:
Name:	William F. Harley III
Title:	Chief Executive Officer

Annex B-98

EXHIBIT 1.13

OMITTED.

Annex B-99

SCHEDULE A-1

IDENTIFIED EMPLOYEES

OMITTED

Annex B-100

SCHEDULE A-2

COMPANY EMPLOYEES WITH KNOWLEDGE

OMITTED

Annex B-101

SCHEDULE A-3

PARENT EXECUTIVES WITH KNOWLEDGE

William F. Harley III

Annex B-102

SCHEDULE 1.15

ALLOCATION SCHEDULE

Annex B-103

Allocation of Aggregate Consideration
Among the Assets of the Company

A.	Class I Assets (cash, demand deposits and similar accounts in financial institutions)	$[Book Value]
B.	Class II Assets (certificate of deposit, U.S. Government securities, readily marketable stock or securities (other than stock of affiliates), foreign currency)	$[Book Value]
C.	Class III Assets (debt instruments including accounts receivable)	$[Book Value]
D.	Class IV Assets (inventory)	$[Book Value]
E.	Class V Assets (all assets which are not Class I, II, III, IV VI, or VII assets)	$[Book Value]
F.	Class VI and VII Assets	$[Remainder of the value]

The Aggregate Consideration to be allocated shall be determined in accordance with Treas. Reg. Section 1.1060-1(c). The Aggregate Consideration shall be allocated to the above asset classes in ascending order until there is no remaining Aggregate Consideration to allocate.

Annex B-104

ANNEX C

ASSET PURCHASE AGREEMENT

between

True Harvest, LLC,

Greenrose Acquisition Corp.

and

True Harvest Holdings, Inc.

dated as of

March 12, 2021

ASSET PURCHASE AGREEMENT

THIS ASSET PURCHASE AGREEMENT (this “Agreement”), dated as of March 12, 2021, is entered into between True Harvest, LLC, an Arizona limited liability company (“Seller”), Greenrose Acquisition Corp, a Delaware Corporation (“Parent”), and True Harvest Holdings, Inc., a Delaware corporation (“Buyer”).

RECITALS

WHEREAS, Seller (i) operates an indoor cannabis cultivation facility located at 4301 W Buckeye Rd., Phoenix, AZ 85043 and (ii) supplies cannabis to licensed marijuana dispensaries in Arizona (collectively, the “Business”);

WHEREAS Seller wishes to sell and assign to Buyer, and Buyer wishes to purchase and assume from Seller, the rights and obligations of Seller to the Purchased Assets and the Assumed Liabilities (as defined herein) subject to the terms and conditions set forth herein; and

WHEREAS, Buyer, in addition to other covenants, agrees to hire the Transferred Employees (as defined below), effective as of the Closing (as defined herein), on the terms and conditions set forth herein and the offer letter issued by Buyer to each of the Transferred Employees.

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I
PURCHASE AND SALE

Section 1.01 Purchase and Sale of Assets. Subject to the terms and conditions set forth herein, Seller shall sell, assign, transfer, convey and deliver to Buyer, and Buyer shall purchase from Seller, free and clear of any mortgage, pledge, lien, charge, security interest, claim or other encumbrance (“Encumbrance”), all of Seller’s right, title and interest in, to and under all of the assets, properties, and rights of every kind and nature, whether real, personal, or mixed, tangible or intangible (including goodwill), wherever located (other than the Excluded Assets) that are used or held for use in connection with the Business (collectively, the “Purchased Assets”), including, without limitation, the assets set forth on Schedule 1.01 of the Disclosure Schedules (as defined below).

Section 1.02 Excluded Assets. Notwithstanding the foregoing, the Purchased Assets shall not include the following assets (collectively, the “Excluded Assets”): (a) any working capital of Seller, including cash, cash equivalents and accounts receivables, (b) all benefit plans of Seller and all assets related to any such benefit plans and (c) any other assets identified on Schedule 1.02 of the Disclosure Schedules (the “Excluded Assets”).

Section 1.03 Assumption of Liabilities. Subject to the terms and conditions set forth herein, Buyer shall assume and agree to pay, perform and discharge only the following liabilities and obligations of Seller (collectively, the “Assumed Liabilities”): (a) the obligations of Seller under the Assigned Contracts that (i) arise after the Closing, (ii) relate to periods following the Closing, and (iii) are to be paid or performed at any time after the Closing, (b) the obligations and liabilities set forth on Schedule 1.03 of the Disclosure Schedules and (c) all other liabilities arising out of Buyer’s operation of the Business after the Closing. In no event shall Buyer be responsible for or have assumed any liability of Seller relating to any breach, default or violation by Seller on or prior to the Closing. Other than the Assumed Liabilities, Buyer shall not assume any liabilities or obligations of Seller of any kind, whether known or unknown, asserted or unasserted, absolute or contingent, accrued or unaccrued, liquidated or unliquidated, due or to become due, or otherwise, whether currently existing or hereinafter created and whether or not related to the Business or the Purchased Assets (“Excluded Liabilities”). Without limiting the foregoing, Excluded Liabilities shall include any liabilities or obligations (A) relating to a breach or default by Seller under any Assigned Contract (as defined herein) prior to the Closing; (B) all Taxes (as defined below), fees, levies, duties, tariffs and other governmental impositions or charges with respect to Tax periods (or portions thereof) ending on or prior to the Closing; (C) under any environmental, health or safety laws or regulations arising on or prior to the Closing; (D) with respect to periods on or before the Closing, under or with respect to, any employee pension benefit plan, employee welfare benefit plan, or any other plan, program, policy, practice or other arrangement providing for compensation, severance, termination pay, deferred compensation, performance award, equity or equity-based awards, fringe benefits, vacation pay, sickness,

Annex C-1

disability or death benefit plan, medical or life insurance plan or other employee benefits or remuneration of any kind; (E) with respect to any current or former employee, director, member, manager, stockholder, partner, agent or independent contractor of Seller, other than with respect to Transferred Employees, for periods ending on or prior to the Closing; (F) arising out of, or relating to, any conduct or alleged conduct of any employee or independent contractor of Seller, other than Transferred Employees, for periods ending on or prior to the Closing; (G) to Seller’s equity owners or their affiliates; (H) except as set forth on Schedule 1.03 of the Disclosure Schedules, with respect to any loans or guaranties of Seller; (I) arising out of, or relating to, any litigation, investigation or other proceeding pending on the Closing Date (as defined herein) or commenced after the Closing Date to the extent arising out of, or relating to, any act or omission of Seller or any event circumstance, condition, breach or default occurring on or prior to the Closing; (J) arising out of, or resulting from, Seller’s compliance or noncompliance with any legal or regulatory requirement or governmental order; (K) relating to, or resulting from, Seller’s Intellectual Property (as defined herein) to the extent arising on or prior to the Closing; (L) based upon Seller’s acts or omissions occurring after the Closing; (M) arising from the failure to send any notice, make any filing, obtain any consent or approval required to be sent, made, filed or obtained by Seller; or (N) that do not relate to the Business.

Section 1.04 The Purchase Price and Earnout. The purchase price to be paid by the Buyer to Seller for the Purchased Assets shall be Fifty Million and 00/100 Dollars ($50,000,000) (the “Initial Payment Amount” and together with the Earnout Payment, the “Purchase Price”) payable in the following manner:

(a)     Twenty-One Million Seven Hundred Fifty Thousand and 00/100 Dollars ($21,750,000) in cash (the “Initial Cash Amount”), by wire transfer of immediately available funds in accordance with the wire instructions and other directions set forth on Schedule 1.04(a) of the Disclosure Schedules;

(b)    Twenty-Five Million and 00/100 Dollars ($25,000,000) evidenced by a senior secured promissory note issued by Buyer to Seller secured by the Purchased Assets in the form attached hereto as Exhibit A (“Secured Note”); and

(c)     Three Million Two Hundred Fifty Thousand and 00/100 Dollars ($3,250,000) which represents the amount of the assumed debt set forth on Schedule 1.03, which shall be assumed by delivering to Seller an Assignment and Assumption Agreement pursuant to Section 2.02(a)(ii).

Section 1.05 Earnout Payment.

(a)     Subject to the terms of this Section 1.05, Buyer will pay contingent consideration to Seller (the “Earnout Payment”) of up to a maximum of Thirty-Five Million and 00/100 Dollars ($35,000,000) (the “Maximum Earnout Amount”) based on the Business attaining, within thirty-six (36) months after the Closing Date (the “36 Month Price Point”), a certain price point per pound of cannabis flower (“flower”) as compared to total flower production, irrespective of the final form in which such flower is sold. The Earnout Payment, if any, shall be evidenced by a promissory note substantially in the form of Exhibit H attached hereto (the “Earnout Note”). The Earnout Note shall bear interest as an annual rate of 8% per annum, shall be fully amortized, and have a maturity date of twenty-four (24) months after issuance.

(b)    The 36 Month Price Point will be equal to the average of the Weighted Average Annual Price Points for the three (3) years following the Closing Date. The “Weighted Average Annual Price Point” equals revenue of the Business for the three (3) year period following the Closing Date divided by total weight of flower product produced and sold by Buyer (as listed in Biotrack or equivalent tracking system) during the three (3) year period following the Closing Date, provided, that in the event any flower product is lost or otherwise destroyed, then such lost or destroyed products shall not be included in the calculation of Weighted Average Annual Price Point.

Annex C-2

(c)     The percentage of the Maximum Earnout Amount payable by Buyer to Seller as the Earnout Payment will be determined in accordance with the following table:

36 Month Price Point
Percentage of Earnout	Flower Production of <17,500 pounds/yr.	Flower Production of >17,500 pounds/yr.
0%	<$2,199	<$2,199
20%	$2,200-$2,399	$2,200-$2,199
50%	$2,400-$2,699	$2,200-$2,499
80%	$2,700-$2,999	$2,500-$2,799
100%	$3,000+	$2,800+

(d)    On or before the fifteenth (15th) day of the first calendar month after each quarter end, Buyer shall report to Seller (i) the average price points for the preceding quarter calculated by taking the total revenue for the preceding quarter divided by total weight of flower product produced in the preceding quarter as listed in Biotrack or equivalent tracking system and (ii) the average price point since the Closing Date calculated by taking the total revenue since the Closing Date divided by the total weight of the flower product produced since the Closing Date.

(e)     On or before the fifteenth (15th) day following the three (3) year anniversary of the Closing Date, Buyer shall deliver to Seller a statement of the 36 Month Price Point and associated Earnout Payment (“Earnout Payment Calculation”), which statement shall be accompanied by supporting documentation including information related to revenue recognition and production values for the period elapsed since the Closing Date.

(f)     Seller shall have thirty (30) days after Buyer’s delivery of the Earnout Payment Calculation to review the Earnout Payment Calculation (the “Earnout Review Period”). During the Earnout Review Period, Seller and its Representatives shall have the right to inspect Buyer’s books and records during normal business hours at the Buyer’s offices, subject to the confidentiality obligations of Section 5.06 hereof, upon reasonable prior notice and solely for purposes reasonably related to verifying the accuracy of the Earnout Payment Calculation. Prior to the expiration of the Earnout Review Period, Seller may in good faith dispute the Earnout Payment Calculation (“Earnout Dispute”), by delivering a written notice of dispute to Buyer setting forth in detail the nature of the dispute (an “Earnout Dispute Notice”). Seller and Buyer shall negotiate in good faith to resolve such dispute within thirty (30) days after delivery of the Earnout Dispute Notice. If the parties cannot resolve such dispute within such thirty (30) day period, then such dispute shall be handled pursuant to the provisions of Section 9.11. In the event that Seller fails to deliver the Earnout Dispute Notice within the Earnout Review Period, then the Earnout Payment Calculation shall be deemed final and conclusive. Buyer shall pay to Seller on or before ten (10) days following the resolution of the Earnout Dispute the Earnout Payment determined in accordance with such dispute resolution (if any).

(g)    In the event that Seller does not deliver the Earnout Dispute Notice, Buyer shall pay to Seller on or before ten (10) days following the earlier of (i) the expiration of the Earnout Review Period or (ii) the date upon which Seller provides Buyer with written notices of its acceptance of the Earnout Payment Calculation, the Earnout Payment reflected on the Earnout Payment Calculation (if any) by wire transfer of immediately available funds accordance with the wire instructions and other directions set forth on Schedule 1.04(a) of the Disclosure Schedules or as otherwise instructed in writing by Seller to Buyer.

(h)    Following the Closing until the date that is three (3) years following the Closing Date, Buyer shall (i) operate the Business in a manner that is consistent with the manner in which Seller operated the Business in the two (2) years prior to the Closing Date; (ii) continue to maintain separate books and records for the Business; (iii) not directly or indirectly, take any actions in bad faith to intentionally avoid or reduce any Earnout Payment (including, without limitation, disposing of all or any portion of the assets of the Company outside the ordinary course of business, diverting revenues away from the Business to any of its Affiliates, or artificially reducing production of products or reducing the product price); (iv) not materially change its accounting practices and policies, including with respect to deferral of revenue and acceptance of customer deposits; (v) not materially change the metrics or requirements for flower product weight

Annex C-3

from those used in the Biotrack system as of the Closing Date; (vi) not offer customer discounts in any given year in exchange for larger payments in post-earnout years; and (vii) not sell product in exchange for payment other than for cash consideration.

(i)     In the event that after the Closing Date (i) there occurs a sale or other disposition of all or substantially all of the assets of Buyer or the Business, or a merger, consolidation, recapitalization or other transaction in which any person or entity who is not an owner of an interest in Buyer on the Closing Date becomes the beneficial owner, directly or indirectly, of fifty percent (50%) or more of the combined voting power of all interests in Buyer or (ii) Buyer materially breaches any of the covenants set forth in Section 1.05(h) (each, a “Triggering Event”), an amount equal to the Maximum Earnout Amount shall be immediately due and payable on and as of the date of the Triggering Event.

(j)     Buyer’s and Parent’s obligation to pay the Earnout Payment shall be secured by the assets of the Business pursuant to a Security Agreement in the form attached hereto as Exhibit B (the “Security Agreement”).

(k)    Buyer and Seller understand and agree that (i) the contingent rights to receive any Earnout Payment hereunder are not transferable, except by operation of law and do not constitute an equity or ownership interest in Buyer or the Business, (ii) Seller shall not have any rights as a securityholder of Buyer or the Business as a result of Seller’s contingent right to receive any Earnout Payment hereunder, and (iii) no interest is payable with respect to any Earnout Payments.

(l)     Any payments made pursuant to Section 1.05 shall be treated as an adjustment to the Purchase Price by the parties for Tax purposes, unless otherwise required by Law.

Section 1.06 Allocation of Purchase Price. Seller and Buyer agree to allocate the Purchase Price and other items treated as consideration for the Purchased Assets for Tax purposes, among the Purchased Assets for all purposes (including Tax and financial accounting) in a manner consistent with the methodology set forth on Schedule 1.06 (the “Purchase Price Allocation”). Each party agrees that it will (i) be bound by the Purchase Price Allocation for the purposes of determining any Taxes, (ii) report for Tax purposes the transactions consummated pursuant to this Agreement in a manner consistent with the Purchase Price Allocation (including without limitation, if applicable, the filing of Internal Revenue Service Form 8594), and (iii) not take a position for Tax purposes that is inconsistent with the Purchase Price Allocation on any Tax return or in any proceeding before any Tax authority except with the prior written consent of the other party. In the event that the Purchase Price Allocation is disputed by any Tax authority, the party receiving notice of such dispute will promptly notify the other party, provided that the failure of the party receiving such notice of dispute to promptly notify the other party shall not constitute a breach of this provision unless such other party is actually prejudiced by such failure.

Section 1.07 Withholding Tax. Buyer shall be entitled to deduct and withhold from the Purchase Price all Taxes that Buyer may be required to deduct and withhold under any applicable Tax law. All such withheld amounts shall be treated as delivered to Seller hereunder.

Section 1.08 Parent Guaranty. To induce Seller to enter into this Agreement, Parent hereby absolutely, irrevocably and unconditionally guarantees to Seller, the performance of Buyer’s obligations pursuant to Section 1.04 and Section 1.05 (the “Guaranteed Obligations”). The guarantee pursuant to this Section 1.08 is absolute, irrevocable and unconditional and shall not be impaired, discharged or terminated by any act or omission by Buyer or Parent that may affect the enforceability of this guarantee. If Parent makes a payment or performs an action in full satisfaction of any Guaranteed Obligation, such satisfaction shall be deemed to be a satisfaction of such obligation in full by Buyer for purposes of this Agreement. At the Closing, Parent shall have all necessary power and authority to execute and deliver this Agreement and to perform the Guaranteed Obligations hereunder.

ARTICLE II
CLOSING

Section 2.01 Closing. Subject to the terms and conditions of this Agreement, the closing of the transactions contemplated by this Agreement (the “Closing”) shall take place remotely via the exchange of documents and signatures no later than three (3) business days after the satisfaction or, to the extent permitted hereunder, waiver of all conditions set forth in Article VI (other than those conditions that by their nature are to be satisfied at the Closing, but subject to

Annex C-4

the satisfaction or, to the extent permitted hereunder, waiver of all such conditions), unless this Agreement has been terminated pursuant to its terms or unless another time or date is agreed to in writing by the parties hereto (the day on which the Closing takes place being the “Closing Date”).

Section 2.02 Closing Deliverables.

(a)     At the Closing, Seller shall deliver to Buyer the following:

(i)     a bill of sale in the form of Exhibit C hereto (the “Bill of Sale”) duly executed by Seller, transferring the Purchased Assets to Buyer;

(ii)    an assignment and assumption agreement in the form of Exhibit D hereto (the “Assignment and Assumption Agreement”) duly executed by Seller, effecting the assignment to and assumption by Buyer of the Assumed Liabilities;

(iii)   an assignment in the form of Exhibit E hereto (the “Intellectual Property Assignments”) duly executed by Seller, transferring all of Seller’s right, title and interest in and to the trademark registrations and applications, patents and patent applications, copyright registrations and applications and domain name registrations included in the Purchased Assets /Purchased IP (as defined herein) to Buyer;

(iv)   a Non-Competition Agreement in the form of Exhibit F hereto (the “Noncompetition Agreement”) executed and delivered by each of the individuals listed on Schedule 2.02 of the Disclosure Schedules;

(v)    copies of all consents, approvals, waivers, notices and authorizations referred to on Schedule 3.02 of the Disclosure Schedules;

(vi)   confirmation of payment, and if applicable termination of any liens, for amounts owed on the Purchased Assets;

(vii)  a copy, certified by the Secretary of Seller to be true, complete and correct as of the Closing Date, of the articles of organization and operating agreement of Seller (the “Organizational Documents”) and copies of resolutions of the members and manager of Seller authorizing and approving this Agreement, the documents and instruments related hereto and the transactions contemplated hereby and thereby;

(viii) a lease assignment and assumption agreement, in the form attached hereto as Exhibit G (the “Lease Assignment and Assumption Agreement”) duly executed by Seller and Michael Macchiaroli, assigning Seller’s rights under that certain Lease, dated as of July 25, 2017, by and between MSCP, L.L.C. (the “Landlord”) and Seller (the “Lease”), which shall, among other things, include express language releasing Michael Macchiaroli from his obligations as Guarantor under the Lease;

(ix)   a copy of the Security Agreement, duly executed by Seller;

(x)    a certificate duly executed by Seller in a form reasonably acceptable to Buyer certifying that Seller is not a “foreign person” as that term is used in Treasury Regulations Section 1.1445-2; and

(xi)   such other customary instruments of transfer, assumption, filings or documents as Buyer has requested in writing to give effect to this Agreement.

(b)    At the Closing, Buyer shall deliver to Seller the following:

(i)     the Initial Cash Amount by wire transfer of immediately available funds in accordance with the wire instructions and other directions set forth on Schedule 1.04(b);

(ii)    the Secured Note duly executed by Buyer;

(iii)   a copy of the Security Agreement, duly executed by Buyer and Parent;

(iv)   the Assignment and Assumption Agreement duly executed by Buyer;

Annex C-5

(v)    the Non-Competition Agreement duly executed by Buyer;

(vi)   the Lease Assignment and Assumption Agreement, duly executed by Landlord; and

(vii)  copies of all consents and authorizations referred to in Schedule 4.02 of the Disclosure Schedules.

ARTICLE III
REPRESENTATIONS AND WARRANTIES OF SELLER

Except as otherwise set forth in a disclosure schedule of even date herewith which is executed and delivered by Seller (the “Disclosure Schedules”), Seller represents and warrants to Buyer that the statements contained in this Article III are true and correct as of the date hereof. For purposes of this Article III, “Seller’s knowledge,” “knowledge of Seller” and any similar phrases shall mean the actual or constructive knowledge of Dieter Gable, Chris Watson and Michael Macchiaroli, after due inquiry (“knowledge” for the avoidance of doubt shall include such inquiry that a prudent businessperson would have made in order to gain full understanding and determination of the accuracy of such fact or matter).

Section 3.01 Organization and Authority of Seller; Enforceability. Seller is a limited liability company duly organized, validly existing and in good standing under the laws of the state of Arizona. Seller has full power and authority to enter into this Agreement and the documents to be delivered hereunder, to carry out its obligations hereunder and to consummate the transactions contemplated hereby. The execution, delivery and performance by Seller of this Agreement and the documents to be delivered hereunder and the consummation of the transactions contemplated hereby have been duly authorized by all requisite action on the part of Seller. This Agreement and the documents to be delivered hereunder have been duly executed and delivered by Seller, and (assuming due authorization, execution and delivery by Buyer) this Agreement and the documents to be delivered hereunder constitute legal, valid and binding obligations of Seller, enforceable against Seller in accordance with their respective terms except (i) to the extent that enforceability may be subject to, and limited by, applicable bankruptcy, insolvency, reorganization, moratorium, receivership or other laws affecting the enforcement of creditors’ rights generally and (ii) that the availability of equitable remedies, including specific performance, is subject to the discretion of the court before which any proceeding thereof may be brought (the “Enforceability Exceptions”).

Section 3.02 No Conflicts; Consents. The execution, delivery and performance by Seller of this Agreement and the documents to be delivered hereunder, and the consummation of the transactions contemplated hereby, do not and will not: (a) violate or conflict with the Organizational Documents of Seller; (b) violate or conflict with any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Seller, the Business or the Purchased Assets; (c) conflict with, or result in (with or without notice or lapse of time or both) any violation of, or default under, or give rise to a right of termination, acceleration or modification of any obligation or loss of any benefit under any contract or other instrument to which Seller is a party or by which Seller or the Business is bound or to which any of the Purchased Assets are subject (including any Assigned Contract); or (d) result in the creation or imposition of any Encumbrance on the Purchased Assets, except in the cases of clauses (b) or (c), where the violation, breach, conflict, default, acceleration or failure to give notice would not have a material adverse effect. Except as set forth in Schedule 3.02 of the Disclosure Schedules, no consent, approval, waiver or authorization is required to be obtained by Seller from any person or entity (including any governmental authority) in connection with the execution, delivery and performance by Seller of this Agreement and the consummation of the transactions contemplated hereby.

Section 3.03 Title to Purchased Assets. Except as set forth in Schedule 3.03 of the Disclosure Schedules, Seller owns and has good and valid title to the Purchased Assets, free and clear of Encumbrances other than Permitted Encumbrances. “Permitted Encumbrances” means (a) liens for Taxes not yet due and payable or being contested in good faith by appropriate procedures; (b) mechanics’, carriers’, workmen’s, repairmen’s or other like liens arising or incurred in the ordinary course of business; (c) easements, rights of way, zoning ordinances and other similar encumbrances affecting real property; and (d) liens arising under original purchase price conditional sales contracts and equipment leases with third parties entered into in the ordinary course of business.

Section 3.04 Condition of Assets. The tangible personal property included in the Purchased Assets are in good condition and are adequate for the uses to which they are being put, and none of such tangible personal property is in need of maintenance or repairs except for ordinary, routine maintenance and repairs that are not material in nature or cost.

Annex C-6

Section 3.05 Inventory. All inventory, finished goods, raw materials, work in progress, packaging, supplies, parts and other inventories included in the Purchased Assets consist of a quality and quantity usable and salable in the ordinary course of business.

Section 3.06 Intellectual Property.

(a)     “Intellectual Property” means any and all rights in, arising out of, or associated with any of the following in any jurisdiction throughout the world: (a) issued patents and patent applications (whether provisional or non-provisional), and all divisions, continuations, continuations-in-part, reissues, extensions, reexamination and renewals thereof, (b) trademarks, service marks, brands, certification marks, logos, trade dress, trade names, domain name registrations and other similar indicia of source or origin, together with the goodwill connected with the use of and symbolized by, and all registrations, applications for registration, and renewals of, any of the foregoing; (c) copyrights and works of authorship, whether or not copyrightable, and all registrations, applications for registration, and renewals of any of the foregoing; (d) industrial designs, trade secrets, know-how, inventions (whether or not patentable), discoveries, improvements, technology, business and technical information, databases, data compilations and collections, tools, methods, processes, techniques, and other confidential and proprietary information and all rights therein; (e) computer programs, applications, firmware and other code, including all source code, object code, application programming interfaces, data files, databases, protocols, specifications, and other documentation thereof; and (f) all other intellectual or industrial property and proprietary rights; together with all (i) royalties, fees, income, payments, and other proceeds now or hereafter due or payable with respect to the foregoing, and (ii) any and all claims and causes of action with respect to the foregoing, whether accruing before, on, or after the date hereof/accruing on or after the date hereof, including all rights to and claims for damages, restitution, and injunctive and other legal or equitable relief for past, present, or future infringement, misappropriation, or other violation thereof.

(b)    Schedule 3.06(b) of the Disclosure Schedules lists all (i) registrations or applications for registration, (ii) material common law trademarks and (iii) material software created by or for Seller, within the Intellectual Property included in the Purchased Assets (“Purchased IP”). Seller owns or has adequate, valid and enforceable rights to use all the Purchased IP, free and clear of all Encumbrances. Seller is not bound by any outstanding judgment, injunction, order or decree restricting the use of the Purchased IP, or restricting the licensing thereof to any person or entity. With respect to the registered Intellectual Property listed on Schedule 3.06(b) of the Disclosure Schedules, (i) all such Intellectual Property is valid, subsisting and in full force and effect; and (ii) Seller has paid all maintenance fees and made all filings required to maintain Seller’s ownership thereof. For all such registered Intellectual Property, Schedule 3.06(b) of the Disclosure Schedules lists (i) the jurisdiction where the application or registration is located; (ii) the application or registration number; (iii) the application or registration date; and (iv) the application expiration dates.

(c)     To Seller’s knowledge, Seller’s prior and current use of the Purchased IP has not and does not infringe, violate, dilute or misappropriate the Intellectual Property of any person or entity and there are no claims pending or threatened by any person or entity with respect to the ownership, validity, enforceability, effectiveness or use of the Purchased IP. To Seller’s knowledge, no person or entity is infringing, misappropriating, diluting or otherwise violating any of the Purchased IP, and neither Seller nor any affiliate of Seller has made or asserted any claim, demand or notice against any person or entity alleging any such infringement, misappropriation, dilution or other violation.

Section 3.07 Assigned Contracts. Schedule 3.07 of the Disclosure Schedules includes each contract included in the Purchased Assets and being assigned to and assumed by Buyer (the “Assigned Contracts”). Each Assigned Contract is valid and binding on Seller in accordance with its terms and is in full force and effect and may be assigned to Buyer as contemplated hereby. None of Seller or, to Seller’s knowledge, any other party thereto is in material breach of or material default under (or is alleged to be in breach of or default under), or has provided or received any notice of any intention to terminate, any Assigned Contract. To Seller’s knowledge, no event or circumstance has occurred that, with or without notice or lapse of time or both, would constitute an event of default under any Assigned Contract or result in a termination thereof or would cause or permit the acceleration or other changes of any right or obligation or the loss of benefit thereunder. Complete and correct copies of each Assigned Contract have been made available to Buyer. There are no disputes pending or, to Seller’s knowledge, threatened under any Assigned Contract.

Annex C-7

Section 3.08 Permits. Schedule 3.08 of the Disclosure Schedules lists all material permits, licenses, franchises, approvals, authorizations, registrations, certificates, variances and similar rights obtained from governmental authorities included in the Purchased Assets (the “Seller Permits”). The Seller Permits are valid and in full force and effect. All fees and charges with respect to such Seller Permits as of the date hereof have been paid in full. No event has occurred that, with or without notice or lapse of time or both, would reasonably be expected to result in the revocation, suspension, lapse or limitation of any Seller Permit.

Section 3.09 Non-foreign Status. Seller is not a “foreign person” as that term is used in Treasury Regulations Section 1.1445-2.

Section 3.10 Compliance With Laws. Seller has complied, and is now complying, with all applicable federal, state and local laws and regulations applicable to ownership and use of the Business or the Purchased Assets except where the failure to be in compliance would not have a material adverse effect, provided, that to the extent that federal laws impose restrictions, standards, requirements, penalties or conditions with respect to the trafficking or sale of cannabis related products inconsistent with applicable state or local laws, the term “applicable law” shall refer only to such state or local laws, and shall expressly exclude such conflicting federal laws.

Section 3.11 Legal Proceedings. There is no claim, action, suit, proceeding or governmental investigation (“Action”) of any nature pending or, to Seller’s knowledge, threatened against or by Seller (a) relating to or affecting the Business, the Purchased Assets or the Assumed Liabilities; or (b) that challenges or seeks to prevent, enjoin or otherwise delay the transactions contemplated by this Agreement. No event has occurred or circumstances exist that may give rise to, or serve as a basis for, any such Action.

Section 3.12 Taxes. Except as set forth on Schedule 3.12 of the Disclosure Schedules, all Taxes due and owing by Seller have been, or will be, timely paid. Except as set forth on Schedule 3.12 of the Disclosure Schedules, no extensions or waivers of statutes of limitations have been given or requested with respect to any Taxes of Seller. All Tax returns required to be filed by Seller for any Tax periods prior to Closing have been, or will be, timely filed. Such Tax returns are, or will be, true, complete and correct in all respects. The term “Taxes” means all federal, state, local, foreign, and other income, gross receipts, sales, use, production, ad valorem, transfer, documentary, franchise, registration, profits, license, withholding, payroll, employment, unemployment, excise, severance, stamp, occupation, premium, property (real or personal), customs, duties, or other Taxes, fees, assessment, or charges of any kind whatsoever, together with any interest, additions, or penalties with respect thereto.

Section 3.13 Brokers. No broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Seller.

Section 3.14 Employees. Schedule 3.14 of the Disclosure Schedules contains a true, correct and complete list of all employees of Seller for which Buyer has agreed to make offers of employment. None of the employees are subject to any collective bargaining, union or labor contract and all of the employees are at-will employees. Seller has complied, in all material respects, with all applicable laws with respect to its employees, including under Seller’s employee benefit plans, and there are no pending or, to the knowledge of Seller, threatened claims against Seller or its employees (in their respective capacities as such) or affiliates by any of the employees listed on Schedule 3.14. of the Disclosure Schedules

Section 3.15 Description of Leased Real Property. Schedule 3.15 of the Disclosure Schedules contains a correct legal description, street address and Tax parcel identification number of all tracts, parcels and subdivided lots in which Seller has a leasehold interest and an accurate description (by location, name of lessor, date of lease and term expiry date) of all real property leases.

Section 3.16 Compliance with OFAC. None of Seller, or any director, manager, officer, agent, employee or affiliate of Seller is a Person (as defined in the Securities Act) that is, or is owned or controlled by a Person that is, currently the subject or target of any sanctions administered or enforced by the U.S. government (including, without limitation, the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”) or the U.S. Department of State and including, without limitation, the designation as a “specially designated national” or “blocked person”), the United Nations Security Council, or other relevant sanctions authority (collectively, “Sanctions”). Seller has not engaged in

Annex C-8

and is not now engaged in any dealings or transactions with any Person that at the time of the dealing or transaction is or was the subject or the target of Sanctions or with any country or territory that is the subject or the target of Sanctions, including, without limitation, Cuba, Iran, North Korea, Sudan, and Syria.

Section 3.17 No Other Representations and Warranties. Except for the representations and warranties contained in this Article III (including the related portions of the Disclosure Schedules), neither Seller nor any other person or entity has made or makes any other express or implied representation or warranty, either written or oral, on behalf of Seller, including any representation or warranty as to the accuracy or completeness of any information regarding the Business and the Purchased Assets furnished or made available to Buyer and its agents and representatives (including any information, documents or material made available to Buyer in the Data Room hosted on DropBox, management presentations or in any other form in expectation of the transactions contemplated hereby) or as to the future revenue, profitability or success of the Business, or any representation or warranty arising from statute or otherwise in law.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF PARENT AND BUYER

Parent and Buyer jointly and severally represent and warrant to Seller that the statements contained in this Article IV, are true and correct as of the date hereof as follows:

Section 4.01 Organization and Authority of Buyer; Enforceability. Each of Parent and Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Buyer is a wholly-owned subsidiary of Parent. Each of Parent and Buyer has full corporate power and authority to enter into this Agreement and the documents to be delivered hereunder, to carry out its obligations hereunder and to consummate the transactions contemplated hereby. The execution, delivery and performance by each of Parent and Buyer of this Agreement and the documents to be delivered hereunder and the consummation of the transactions contemplated hereby have been duly authorized by all requisite corporate action on the part of Parent or Buyer as applicable. This Agreement and the documents to be delivered hereunder to which Parent or Buyer is a party have been duly executed and delivered by such party, and (assuming due authorization, execution and delivery by Seller) this Agreement and the documents to be delivered hereunder constitute legal, valid and binding obligations of such party enforceable against such party in accordance with their respective terms, subject to the Enforceability Exceptions.

Section 4.02 No Conflicts; Consents. The execution, delivery and performance by Buyer of this Agreement and the documents to be delivered hereunder, and the consummation of the transactions contemplated hereby, do not and will not: (a) violate or conflict with the certificate of incorporation, by-laws or other organizational documents of Buyer or Parent; or (b) violate or conflict with any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Buyer. Except as set forth in Schedule 4.02 of the Disclosure Schedules, no consent, approval, waiver or authorization is required to be obtained by Buyer from any person or entity (including any governmental authority) in connection with the execution, delivery and performance by Buyer of this Agreement and the consummation of the transactions contemplated hereby.

Section 4.03 Solvency. After the Closing and after giving effect to this Agreement and the other transactions contemplated hereby, each of Parent and Buyer expects and believes in good faith that it will not be insolvent (either because its financial condition will be such that the sum of its debts is greater than the fair value of its assets or because the present fair salable value of its assets would be less than the amount required to pay its probable liability on debts as they become absolute and matured).

Section 4.04 Legal Proceedings. There is no Action of any nature pending or, to Buyer’s knowledge, threatened against or by Buyer that challenges or seeks to prevent, enjoin or otherwise delay the transactions contemplated by this Agreement. No event has occurred or circumstances exist that may give rise to, or serve as a basis for, any such Action.

Section 4.05 Brokers. Except as set forth on Schedule 4.05 of the Disclosure Schedules, no broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Buyer.

Section 4.06 SEC Reports. Parent, since the initial public offering, has timely filed all forms, reports, schedules, statements, registration statements, prospectuses and other documents required to be filed or furnished by Parent with the SEC under the Securities Act of 1933, as amended (the “Securities Act”) and/or the Securities Exchange Act of

Annex C-9

1934, as amended (the “Exchange Act”), together with any amendments, restatements or supplements thereto (all such filing, the “SEC Reports”). The SEC Reports (x) were prepared in all material respects in accordance with the requirements of the Securities Act and the Exchange Act, as the case may be, and the rules and regulations thereunder and (y) did not, as of their respective effective dates (in the case of SEC Reports that are registration statements filed pursuant to the requirements of the Securities Act) and at the time they were filed with the SEC (in the case of all other SEC Reports) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. As of the date hereof, there are no material outstanding or unresolved comments in comment letters from the SEC staff with respect to Parent or the SEC Reports. As of the date hereof, (i) none of the SEC Reports is the subject of ongoing SEC review or outstanding SEC comments and (ii) neither the SEC nor any other governmental authority is conducting any investigation or review of any SEC Report.

Section 4.07 Trust Account. Parent has made available to the Company a true, correct and complete copy of the fully executed Investment Management Trust Agreement (the “Trust Agreement”), dated as of February 11, 2020, by and between Parent and Continental Stock Transfer & Trust Company, a New York corporation (the “Trustee”). Parent has at least One Hundred Seventy-Two Million Five Hundred Thousand and 00/100 Dollars ($172,500,000) in the account established by Parent for the benefit of certain stockholders of Parent (the “Trust Account”), with such funds invested in government securities or money market funds meeting certain conditions pursuant to the Trust Agreement. The Trust Agreement is in full force and effect and is a legal, valid and binding obligation of Parent and, to Parent’s knowledge, the Trustee, enforceable in accordance with its terms, subject to the effect of any applicable bankruptcy, reorganization, insolvency, moratorium, fraudulent conveyance or similar laws relating to or affecting creditors’ rights generally and subject, as to enforceability, to the effect of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). The Trust Agreement has not been terminated, repudiated, rescinded, amended or supplemented or modified, in any respect, and no such termination, repudiation, rescission, amendment, supplement or modification is contemplated. There are no side letters and (except for the Trust Agreement) there are no agreements, contracts, arrangements or understandings, whether written or oral, with the Trustee or any other person that would (i) cause the description of the Trust Agreement in the SEC Reports to be inaccurate or (ii) entitle any person (other than holders of Parent common stock, par value $0.0001 per share (the “Parent Common Stock” who have elected to redeem their Parent Common Stock in accordance with the Parent’s charter documents) to any portion of the proceeds in the Trust Account. Except in connection with a Business Combination (as defined below) consummated in accordance with all rules and regulations applicable to Parent, none of the funds held in the Trust Account may be released, except to pay income and franchise taxes from any interest earned in the Trust Account and to redeem Parent Common Stock in accordance with the provisions of Parent’s charter documents. There is no Action pending or threatened with respect to the Trust Account.

Section 4.08 Independent Investigation. Buyer has conducted its own independent investigation, review and analysis of the Business and the Purchased Assets, and acknowledges that it has been provided adequate access to the personnel, properties, assets, premises, books and records, and other documents and data of Seller for such purpose. Buyer acknowledges and agrees that: (a) in making its decision to enter into this Agreement and to consummate the transactions contemplated hereby, Buyer has relied solely upon its own investigation and the express representations and warranties of Seller set forth in Article III of this Agreement (including related portions of the Disclosure Schedules); and (b) neither Seller nor any other person or entity has made any representation or warranty as to Seller, the Business, the Purchased Assets or this Agreement, except as expressly set forth in Article III of this Agreement (including the related portions of the Disclosure Schedules).

Section 4.09 No Other Representations and Warranties. Except for the representations and warranties contained in this Article IV (including the related portions of the Disclosure Schedules), none of Parent, Buyer, or any other person or entity has made or makes any other express or implied representation or warranty, either written or oral, on behalf of Parent or Buyer, including any representation or warranty as to the accuracy or completeness of any information regarding the Business and the Purchased Assets furnished or made available to Buyer and its agents as to the future revenue, profitability or success of Buyer, or any representation or warranty arising from statute or otherwise in law.

Annex C-10

ARTICLE V
COVENANTS

Section 5.01 Employees and Employment.

(a)     Effective as of the Closing, Seller shall terminate the employment of each of the employees listed on Schedule 3.14 of the Disclosure Schedules and pay all amounts due to such employees as of the Closing including salaries, benefits and severance, if any, owed to such employees at the time of termination. Buyer has or will offer employment to all of the employees of Seller set forth on Schedule 3.14 of the Disclosure Schedules for employment to be effective on the Closing (the employees of Seller who accept such employment and commence employment on the Closing, the “Transferred Employees”). The employees of Seller who are not offered employment with or who do not accept employment with Buyer shall be referred to herein as “Non-Transferred Employees.” Seller hereby consents to the hiring of such employees by Buyer and waives, with respect to the employment by Buyer of such employees, any claims or rights Seller may have against Buyer or any such employee under any non-competition, confidentiality or employment agreement. Buyer shall be liable and hold Seller harmless for any claims relating to the employment of any Transferred Employee arising after the Closing to the extent not attributable to their employment prior to the Closing.

(b)    After the Closing, Buyer shall be solely responsible for the payment of all wages, salaries and other compensation and employee benefits (including any vacation pay, severance pay, notice pay, insurance, supplemental pension, deferred compensation, bonuses, retirement and any other benefits, premiums, claims and related costs) to any of the Transferred Employees relating to or arising out of their employment with Buyer or any of its affiliates.

(c)     For the avoidance of doubt and notwithstanding anything in this Agreement, the United States Internal Revenue Code of 1986, as amended (the “Code”), Employee Retirement Income Security Act of 1974, as amended, or the treasury regulations promulgated under the Code, including any temporary regulations. (“Treasury Regulations”) to the contrary, if Seller and any entity that is considered a single employer with Seller under Section 414 of the Code cease to sponsor all employee benefit plans that are group health plans in connection with the transactions contemplated by this Agreement, Seller and Buyer hereby agree that the any “M&A qualified beneficiaries” as defined in Treasury Regulation Section 54.4890B-9, Q&A-4, shall be eligible to receive group health plan continuation or conversion coverage required under Section 4980B of the Code (the “Required COBRA Coverage”) under a group health plan of Buyer and that Seller shall have no liability whatsoever for providing the Required COBRA Coverage. To facilitate the provision of the Required COBRA Coverage to the “M&A qualified beneficiaries” and to provide insured group medical coverage to the Transferred Employees, Buyer shall establish an insured group medical plan that provides health and welfare benefits that are substantially similar, in the aggregate, to the benefits provided by Seller immediately prior to Closing. To prevent any gaps in health care coverage, the insured group health plan of Buyer shall be effective no later than the Closing Date and both the Non-Transferred Employees who are “M&A qualified beneficiaries” and Transferred Employees shall be eligible to participate in such plan immediately following the Closing.

(d)    Notwithstanding anything in this Agreement to the contrary, no Transferred Employee, and no other employee or contractor of Seller, shall be deemed to be a third-party beneficiary of this Agreement.

Section 5.02 Public Announcements.

(a)     The parties agree that no public release, filing or announcement concerning this Agreement or the Transaction Documents (as defined below) or the transactions contemplated hereby or thereby shall be issued by any party or any of their respective affiliates without the prior written consent (not be unreasonably withheld, conditioned or delayed) of Parent, Buyer and Seller, except as such release or announcement may be required by applicable laws or the rules or regulations of any securities exchange, in which case the applicable party shall use commercially reasonable efforts to allow Parent, Buyer and Seller reasonable time to comment on, and arrange for any required filing with respect to, such release or announcement in advance of such issuance.

Annex C-11

(b)     Parent and Seller shall mutually agree upon and, as promptly as practicable after the execution of this Agreement, issue a press release announcing the execution of this Agreement (the “Signing Press Release”). Promptly after the issuance of the Signing Press Release (but in any event within four (4) business days after the execution of this Agreement), Parent shall file a current report on Form 8-K (the “Signing Filing”) with the Signing Press Release and a description of this Agreement as required by applicable laws, which Seller shall review, comment upon and approve (which approval shall not be unreasonably withheld, conditioned or delayed) prior to filing (with Seller reviewing, commenting upon and approving such Signing Filing in any event no later than the third (3rd) business day after the execution of this Agreement). Parent and Seller shall mutually agree upon and, as promptly as practicable after the Closing, issue a press release announcing the consummation of the transactions contemplated by this Agreement (the “Closing Press Release”). Promptly after the issuance of the Closing Press Release (but in any event within four (4) business days after the Closing), Parent shall file a current report on Form 8-K (the “Closing Filing”) with the Closing Press Release and a description of the Closing as required by applicable laws which Seller shall review, comment upon and approve (which approval shall not be unreasonably withheld, conditioned or delayed) prior to filing (with the Selling Securityholders’ Representative commenting upon and approving such Closing Filing in any event no later than the third (3rd) business day after the Closing). In connection with the preparation of the Signing Press Release, the Signing Filing, the Closing Filing, the Closing Press Release, or any other report, statement, filing notice or application made by or on behalf of a party to any governmental authority or other third party in connection with the transactions contemplated hereby, each party shall, upon request by any other party, furnish the parties with all information concerning themselves, their respective directors, officers and equity holders as may be necessary in connection with the preparation of such report, statement, filing notice or application, and such other matters as may be reasonably necessary or advisable in connection with the transactions contemplated hereby.

Section 5.03 Bulk Sales Laws. The parties hereby waive compliance with the provisions of any bulk sales, bulk transfer or similar laws of any jurisdiction (“Bulk Sales Laws”) that may otherwise be applicable with respect to the sale of any or all of the Purchased Assets to Buyer.

Section 5.04 Transfer Taxes. All transfer, documentary, sales, use, stamp, registration, value added and other such Taxes and fees (including any penalties and interest) incurred in connection with this Agreement and the documents to be delivered hereunder shall be borne by Seller when due. Seller shall, at its own expense, timely file any Tax return or other document with respect to such Taxes or fees (and Buyer shall cooperate with respect thereto as necessary).

Section 5.05 Further Assurances. Following the Closing, each of the parties hereto shall execute and deliver such additional documents, instruments, conveyances and assurances and take such further actions as may be reasonably required to carry out the provisions hereof and give effect to the transactions contemplated by this Agreement and the documents to be delivered hereunder.

Section 5.06 Confidentiality. From and after the Closing, Seller shall, and shall cause its affiliates to, hold, and shall use its reasonable best efforts to cause its or their respective directors, officers, employees, consultants, accountants, and other agents (“Representatives”) to hold, in confidence any and all information, whether written or oral, concerning the Business, except to the extent that Seller, can show that such information: (a) is generally available to and known by the public through no fault of Seller, its affiliates or their respective Representatives, (b) is lawfully acquired by Seller, its affiliates or their respective Representatives from and after the Closing from sources which are not prohibited from disclosing such information by a legal, contractual, or fiduciary obligation or (c) as reasonably necessary to protect and preserve Seller’s rights under this Agreement or the Secured Note. If Seller, its affiliates, or any of their respective Representatives are compelled to disclose any information by governmental order or law, Seller shall promptly notify Buyer in writing and shall disclose only that portion of such information which is legally required to be disclosed, provided that Seller shall use reasonable best efforts to obtain as promptly as possible an appropriate protective order or other reasonable assurance that confidential treatment will be accorded such information. Each party acknowledges that the Multi-Party Nondisclosure Agreement, dated as of November 23, 2020 by and among Seller, Buyer and the other parties thereto shall remain in full force and effect until the Closing.

Section 5.07 Interim Operations of the Business. Prior to the Closing, except as otherwise provided in this Agreement or consented to in writing by Buyer (which consent shall not be unreasonably withheld or delayed), Seller shall operate the Business in good faith in the ordinary course of business, using reasonable efforts to maintain and preserve intact the current Business and operations and to preserve the rights, goodwill and relationships of its employees, customers, lenders, vendors, and others having relationships with the Business.

Annex C-12

Section 5.08 Government Approvals. Each party hereto shall, as promptly as possible, use its reasonable best efforts to obtain, or cause to be obtained, all consents, authorizations, orders and approvals from all governmental authorities that may be or become necessary for its execution and delivery of this Agreement and the performance of its obligations pursuant to this Agreement and the other Transaction Documents. Each party shall cooperate fully with the other party and its affiliates in promptly seeking to obtain all such consents, authorizations, orders and approvals.

Section 5.09 Customer and Other Business Relationships. After the Closing, for a period of three (3) months, Seller will cooperate with Buyer in Buyer’s efforts to continue and maintain those business relationships of Seller existing prior to the Closing and relating to the Business, including relationships with lessors, employees, regulatory authorities, licensors, customers, suppliers and others; such cooperation not to exceed twenty (20) hours per week of services provided by employees or affiliates of Seller. Seller will satisfy the Excluded Liabilities in a manner that is not detrimental to the Business or the relationships. Seller will refer to Buyer all inquiries relating to the Business.

Section 5.10 Retention of and Access to Records. After the Closing Date, Buyer shall retain for a period consistent with Buyer’s record-retention policies and practices those records of Seller delivered to Buyer. Buyer also shall provide Seller and their representatives reasonable access thereto, during normal business hours and on at least three (3) days’ prior written notice, to enable them to prepare financial statements or Tax returns or deal with Tax audits. After the Closing Date, Seller shall provide Buyer and its Representatives reasonable access to records that are Excluded Assets, during normal business hours and on at least three (3) days’ prior written notice, for any reasonable business purpose specified by Buyer in such notice.

Section 5.11 Proxy Statement; Parent Stockholders’ Meeting.

(a)     As promptly as reasonably practicable after the date of this Agreement, Parent shall, in consultation with Seller, prepare and file with the SEC a preliminary proxy statement (the “Proxy Statement”) relating to the transactions contemplated by this Agreement to be used for soliciting proxies from Parent’s stockholders to obtain the requisite approval of the transactions contemplated hereby and the other matters to be voted on at a meeting of the Parent’s stockholders to be called and held for such purpose (the “Parent Stockholders’ Meeting”) and to provide Parent’s stockholders an opportunity in accordance with Parent’s organizational documents to have their securities redeemed (the “Redemption”). Parent or Buyer, as applicable, shall notify Seller promptly upon the receipt of any comments from the SEC or its staff and of any request by the SEC or its staff or any other governmental authority for amendments or supplements to the Proxy Statement or any other SEC Reports required by the transactions contemplated hereby or for additional information. As promptly as practicable after receipt thereof, Parent or Buyer, as applicable, shall provide Seller and its counsel with copies of all written correspondence between Parent, Buyer or any of their representatives, on the one hand, and the SEC, or its staff or other government officials, on the other hand, with respect to the Proxy Statement or any other SEC Reports required by the transactions contemplated by this Agreement. Parent and Buyer shall permit Seller and its counsel to review the Proxy Statement and any exhibits, amendments or supplements thereto and shall consult with Seller and its advisors, in good faith, concerning any comments from the SEC with respect thereto, and shall reasonably consider and take into account the reasonable suggestions, comments or opinions of Seller and its advisors, and shall not file the Proxy Statement or any exhibits, amendments or supplements thereto or any response letters to any comments from the SEC without the prior written consent of Seller, such consent not to be unreasonably withheld, conditioned or delayed; provided, however, that Parent or Buyer, as applicable, shall be permitted to make such filing or response in the absence of such consent if the basis of Seller’s failure to consent is Seller’s unwillingness to permit the inclusion in such filing or response of information that, based on the advice of outside counsel to Buyer, is required by the SEC and United States securities laws to be included therein. Whenever any event occurs which would reasonably be expected to result in the Proxy Statement containing any untrue statement of a material fact or omitting to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading, Parent, Buyer or Seller, as the case may be, shall promptly inform the other parties of such occurrence and cooperate in filing with the SEC or its staff or any other government officials, and/or mailing to stockholders of Parent, an amendment or supplement to the Proxy Statement.

Annex C-13

(b)    The Proxy Statement will be sent to Parent’s stockholders as soon as practicable following the date on which the SEC has confirmed that it has no further comments on the Proxy Statement (but in any event, within five (5) Business Days following such date) for the purpose of soliciting proxies from its stockholders to vote at the Parent Stockholders’ Meeting in favor of: (i) the adoption of this Agreement and the approval of the transactions contemplated hereby; (ii) approval of amendments to Parent’s organizational documents; (iii) approval of any other transactions expected to close in connection with the Closing hereof; (iv) approval of such other actions as Parent and Buyer deem necessary; and (v) the adjournment of the Parent Stockholders’ Meeting (the matters described in clauses (i) through (v), shall be referred to as the “Voting Matters” and approval of the Voting Matters by the stockholders of Parent at the Parent Stockholders’ Meeting or any postponement or adjournment thereof shall be referred to as the “Parent Stockholder Approval”). Parent shall keep Seller reasonably informed regarding all matters relating to the Voting Matters and the Parent Stockholders’ Meeting, including by promptly furnishing any voting or proxy solicitation reports received by Parent in respect of such matters and similar updates regarding the Redemption.

(c)     Seller shall provide Parent and Buyer, as promptly as reasonably practicable, with such information concerning Seller as may be necessary for the Proxy Statement and the other required SEC Reports to comply with all applicable provisions of and rules under the Securities Act, the Exchange Act and other applicable law in connection with the preparation, filing and distribution of the Proxy Statement, the solicitation of proxies thereunder, the calling and holding of the Parent Stockholders’ Meeting and the preparation and filing of any other required SEC Reports.

(d)    Subject to the fiduciary duties of its board of directors (i) Parent shall include in the Proxy Statement the unanimous recommendation of its board of directors that its stockholders vote in favor of the adoption of this Agreement and the approval of the transactions contemplated hereby, and shall otherwise take all lawful action to solicit and obtain the Parent Stockholder Approval and (ii) neither Parent’s board of directors nor any committee thereof shall withdraw or modify, or publicly propose or resolve to withdraw or modify in a manner adverse to Seller, the recommendation of Parent’s board of directors that the stockholders of Parent vote in favor of the Voting Matters.

Section 5.12 Further Assurances. The parties shall cooperate reasonably with each other and with their respective representatives in connection with any steps required to be taken as part of their respective obligations under this Agreement, and shall (a) furnish upon request to each other such further information; (b) execute and deliver to each other such other documents; and (c) do such other acts and things, all as the other party may reasonably request for the purpose of carrying out the intent of this Agreement and the transactions contemplated hereunder and hereby. Without limiting the foregoing, prior to the filing of the Proxy Statement Seller shall deliver to Parent all financial statements required to be included in the Proxy Statement under the applicable rules and regulations of the SEC, unaudited financial statements for any subsequent periods and such other financial information required to be included in the Proxy Statement or subsequent filings with the Securities and Exchange Commission.

ARTICLE VI
CONDITIONS TO CLOSING

Section 6.01 Conditions to Obligations of All Parties. The obligations of each party to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment, at or prior to the Closing, of each of the following conditions:

(a)     This Agreement will have been duly adopted through the receipt of the Parent Stockholder Approval.

(b)    No injunction or restraining order shall have been issued by any governmental authority, and be in effect, that restrains or prohibits any transaction contemplated hereby.

(c)     No governmental authority having jurisdiction over any party hereto shall have enacted, issued, promulgated, enforced, or entered any laws or orders, whether temporary, preliminary, or permanent, that make illegal, enjoin, or otherwise prohibit consummation of the transactions contemplated herein.

Annex C-14

(d)    All consents, approvals and other authorizations of any governmental authority set forth in Schedule 3.02 of the Disclosure Schedules or Schedule 4.02 of the Disclosure Schedules and required to consummate the transactions contemplated herein shall have been obtained, free of any condition that would reasonably be expected to have a material adverse effect on any party.

Section 6.02 The obligations of Buyer to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment or Buyer’s waiver, at or prior to the Closing, of each of the following conditions:

(a)     The representations and warranties of Seller contained in Article III shall be true and correct in all respects as of the Closing Date with the same effect as though made at and as of such date (except those representations and warranties that address matters only as of a specified date, which shall be true and correct in all respects as of that specified date), except where the failure of such representations and warranties to be true and correct would not have a material adverse effect.

(b)    Seller shall have duly performed and complied in all material respects with all agreements, covenants and conditions required by this Agreement and each of the other deliverables pursuant to Section 2.02(a) (and together with the deliverables in Section 2.02(b)(ii)-(v), the “Transaction Documents”) to be performed or complied with by it prior to or on the Closing Date.

(c)     Seller shall have delivered to Buyer duly executed counterparts to the Transaction Documents (other than this Agreement) and such other documents and deliveries set forth in Section 2.02(a).

(d)    Buyer shall have received a certificate, dated the Closing Date and signed by a duly authorized officer of Seller, that each of the conditions set forth in Section 6.02(a) and Section 6.02(b) have been satisfied.

(e)     Buyer shall have received a certificate of the Secretary or an Assistant Secretary (or equivalent officer) of Seller certifying that attached thereto are true and complete copies of all resolutions adopted by the manager of Seller authorizing the execution, delivery and performance of this Agreement and the other Transaction Documents and the consummation of the transactions contemplated hereby and thereby, and that all such resolutions are in full force and effect and are all the resolutions adopted in connection with the transactions contemplated hereby and thereby.

(f)     Buyer shall have received a certificate pursuant to Treasury Regulations Section 1.1445-2(b) that Seller is not a foreign person within the meaning of Section 1445 of the Code duly executed by Seller.

(g)    If after giving effect to the completion of the Redemption and any financings undertaken by Parent in connection with the Closing, Parent shall have net tangible assets of less than Seventy Million Dollars ($70,000,000).

(h)    Since the date of this Agreement, Seller shall not have suffered a Material Adverse Effect.

For purposes hereof, a Material Adverse Effect means a change, effect, event, occurrence or circumstance, whether known or unknown, that is, individually or in the aggregate, materially adverse to the business, condition (financial or other), operations, results of operations, Purchased Assets, taken as a whole; provided, however, that in no event shall any of the following be deemed, either alone or in combination, to constitute, nor shall any of the following be taken into account in determining whether there has been, a Material Adverse Effect (except to the extent, in the case of clauses (i) and (ii) below, they have a disproportionate effect on Seller, taken as a whole, as compared to the other companies in the industry in which Seller operates): (i) changes in conditions in the U.S. or global economy, capital or financial markets generally, including, without limitation, changes in interest or exchange rates, (ii) changes in legal, tax, regulatory, political or business conditions that, in each case, generally affect the geographic regions or industries in which Seller conducts business, (iii) the negotiation, execution, announcement or performance of this Agreement or the transactions contemplated hereby or the consummation of the transactions contemplated by this Agreement, including, without limitation, the impact thereof on relationships, contractual or otherwise, with customers, suppliers, distributors, landlords, tenants, lenders, investors or employees, (iv) acts of war, armed hostilities, sabotage or terrorism, or any escalation or worsening of any such acts of war, armed hostilities, sabotage or terrorism that do not disproportionately affect Seller, (v) any pandemic, epidemic or any publicly declared health emergency; (vi) any action taken by Seller at the request of Parent or (vii) any failure to meet internal or published projections, estimates or forecasts of revenues, earnings, or other measures of financial or operating performance for any period (provided that the underlying changes, events, circumstances, conditions or effects that contributed to such failure may be being taken into account in determining whether such failure has resulted in a Material Adverse Effect).

Annex C-15

Section 6.03 Conditions to Obligations of Seller. The obligations of Seller to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment or Seller’s waiver, at or prior to the Closing, of each of the following conditions:

(a)     The representations and warranties of Buyer contained in Article IV shall be true and correct in all respects as of the Closing Date with the same effect as though made at and as of such date (except those representations and warranties that address matters only as of a specified date, which shall be true and correct in all respects as of that specified date), except where the failure of such representations and warranties to be true and correct would not have a material adverse effect on Buyer’s ability to consummate the transactions contemplated hereby.

(b)    Buyer shall have duly performed and complied in all material respects with all agreements, covenants and conditions required by this Agreement and each of the other Transaction Documents to be performed or complied with by it prior to or on the Closing Date.

(c)     Buyer shall have delivered to Seller duly executed counterparts to the Transaction Documents (other than this Agreement) and such other documents and deliveries set forth in Section 2.02(b).

(d)    Seller shall have received a certificate, dated the Closing Date and signed by a duly authorized officer of Buyer, that each of the conditions set forth in Section 6.03(a) and Section 6.03(b) have been satisfied.

(e)     Seller shall have received certificates of the Secretary or an Assistant Secretary (or equivalent officer) of each of Parent and Buyer certifying that attached thereto are true and complete copies of all resolutions adopted by the board of directors of Parent or Buyer as applicable authorizing the execution, delivery and performance of this Agreement and the other Transaction Documents and the consummation of the transactions contemplated hereby and thereby, and that all such resolutions are in full force and effect and are all the resolutions adopted in connection with the transactions contemplated hereby and thereby.

ARTICLE VII
INDEMNIFICATION

Section 7.01 Survival. All representations, warranties, covenants and agreements contained herein and all related rights to indemnification shall survive the Closing for a period of eighteen (18) months provided, however, that claims based on the representations and warranties set forth in Section 3.01, Section 3.02, Section 3.03, Section 4.01, Section 4.02 and Section 4.05 (collectively, the “Fundamental Representations”) shall survive the Closing and shall continue for a period of six (6) years plus thirty (30) days.

Section 7.02 Indemnification by Seller. Seller shall defend, indemnify and hold harmless Parent, and its affiliates (including Buyer) and their respective equity holders, directors, officers and employees from and against all claims, judgments, damages, liabilities, settlements, losses, costs and expenses, including reasonable attorneys’ fees and documented disbursements (“Losses”) arising from or relating to:

(a)     any inaccuracy in or breach of any of the representations or warranties of Seller contained in this Agreement or any document to be delivered hereunder;

(b)    any breach or non-fulfillment of any covenant, agreement or obligation to be performed by Seller pursuant to this Agreement or any document to be delivered hereunder; or

(c)     any Excluded Asset or Excluded Liability.

Section 7.03 Indemnification By Buyer. Buyer and Parent shall jointly and severally defend, indemnify and hold harmless Seller, its affiliates and their respective equity holders, directors, officers and employees from and against all Losses, arising from or relating to:

(a)     any inaccuracy in or breach of any of the representations or warranties of Buyer or Parent contained in this Agreement or any document to be delivered hereunder;

(b)    any breach or non-fulfillment of any covenant, agreement or obligation to be performed by Buyer or Parent pursuant to this Agreement or any document to be delivered hereunder; or

(c)     any Assumed Liability.

Annex C-16

Section 7.04 Indemnification Procedures.

(a)     The party making a claim under this Article VII is referred to as the “Indemnified Party”, and the party against whom such claims are asserted under this Article VII is referred to as the “Indemnifying Party”.

(b)    Whenever an Action made or brought by any person who is not party to this Agreement (a “Third-Party Claim”) shall arise for indemnification hereunder, the Indemnified Party shall promptly provide written notice of such Third-Party Claim to the Indemnifying Party. Such notice by the Indemnified Party shall describe the Third-Party Claim in reasonable detail, shall include copies of all material written evidence thereof and shall indicate the estimated amount, if reasonably practicable, of the Loss that has been or may be sustained by the Indemnified Party. In connection with any Third-Party Claim giving rise to indemnity hereunder resulting from or arising out of any Action by a person or entity who is not a party to this Agreement, the Indemnifying Party, at its sole cost and expense and upon written notice to the Indemnified Party, may assume the defense of any such Action and the Indemnified Party shall cooperate in good faith in such defense. The Indemnified Party shall be entitled to participate in the defense of any such Action, with its counsel and at its own cost and expense. In the event that the Indemnifying Party assumes the defense of any Third-Party Claim, subject to this Section 7.04, it shall have the right to take such action as it deems necessary to avoid, dispute, defend, appeal or make counterclaims pertaining to any such Third-Party Claim in the name and on behalf of the Indemnified Party. If the Indemnifying Party does not assume the defense of any such Action, the Indemnified Party may, but shall not be obligated to, defend against such Action in such manner as it may deem appropriate, including, but not limited to, settling such Action, after giving notice of it to the Indemnifying Party, on such terms as the Indemnified Party may deem appropriate and no action taken by the Indemnified Party in accordance with such defense and settlement shall relieve the Indemnifying Party of its indemnification obligations herein provided with respect to any damages resulting therefrom. The Indemnifying Party shall not settle any Action without the Indemnified Party’s prior written consent (which consent shall not be unreasonably withheld or delayed). Seller, Buyer and Parent shall cooperate with each other in all reasonable respects in connection with the defense of any Third-Party Claim, including making available (subject to the provisions of Section 5.06) records relating to such Third-Party Claim and furnishing, without expense (other than reimbursement of actual out-of-pocket expenses) to the defending party, management employees of the non-defending party as may be reasonably necessary for the preparation of the defense of such Third-Party Claim.

(c)     Notwithstanding any other provision of this Agreement, the Indemnifying Party shall not enter into settlement of any Third-Party Claim without the prior written consent of the Indemnified Party (which consent shall not be unreasonably withheld, conditioned or delayed), except as provided in this Section 7.04(c). If a firm offer is made to settle a Third-Party Claim without leading to liability or the creation of a financial or other obligation on the part of the Indemnified Party and provides, in customary form, for the unconditional release of each Indemnified Party from all liabilities and obligations in connection with such Third-Party Claim and the Indemnifying Party desires to accept and agree to such offer, the Indemnifying Party shall give written notice to that effect to the Indemnified Party. If the Indemnified Party fails to consent to such firm offer within ten (10) days after its receipt of such notice, the Indemnified Party may continue to contest or defend such Third-Party Claim and in such event, the maximum liability of the Indemnifying Party as to such Third-Party Claim shall not exceed the amount of such settlement offer. If the Indemnified Party fails to consent to such firm offer and also fails to assume defense of such Third-Party Claim, the Indemnifying Party may settle the Third-Party Claim upon the terms set forth in such firm offer to settle such Third-Party Claim. If the Indemnified Party has assumed the defense pursuant to Section 7.04(b), it shall not agree to any settlement without the written consent of the Indemnifying Party (which consent shall not be unreasonably withheld, conditioned or delayed).

(d)     Any claim by an Indemnified Party on account of a Loss which does not result from a Third-Party Claim (a “Direct Claim”) shall be asserted by the Indemnified Party giving the Indemnifying Party prompt written notice thereof. The failure to give such prompt written notice shall not, however, relieve the Indemnifying Party of its indemnification obligations, except and only to the extent that the Indemnifying Party forfeits rights or defenses by reason of such failure. Such notice by the Indemnified Party shall describe the Direct Claim in reasonable detail, shall include copies of all material written evidence thereof and shall indicate the estimated amount, if reasonably practicable, of the Loss that has been or may be sustained by the Indemnified Party. The Indemnifying Party shall have thirty (30) days after its receipt of such notice to respond in writing to such

Annex C-17

Direct Claim. During such thirty (30)-day period, the Indemnified Party shall allow the Indemnifying Party and its professional advisors to investigate the matter or circumstance alleged to give rise to the Direct Claim, and whether and to what extent any amount is payable in respect of the Direct Claim and the Indemnified Party shall assist the Indemnifying Party’s investigation by giving such information and assistance (including access to the Indemnified Party’s premises and personnel and the right to examine and copy any accounts, documents or records) as the Indemnifying Party or any of its professional advisors may reasonably request. If the Indemnifying Party does not so respond within such thirty (30)-day period, the Indemnifying Party shall be deemed to have rejected such claim, in which case the Indemnified Party shall be free to pursue such remedies as may be available to the Indemnified Party on the terms and subject to the provisions of this Agreement.

Section 7.05 No Claim Against Trust Account. Reference is made to the final prospectus of Parent, dated as of February 10, 2020, and filed with the SEC (File No. 333-235724) on February 10, 2020 (the “Prospectus”). Except as otherwise described in the Prospectus, monies from the Trust Account may be disbursed only: (a) to the public stockholders in the event they elect to redeem their Parent shares in connection with the consummation of Parent’s initial business combination (the “Business Combination”), (b) to the public stockholders if Parent fails to consummate a Business Combination within eighteen (18) months after the closing of the IPO (which time period may be extended as described in the Prospectus), (c) with respect to any interest earned on the amounts held in the Trust Account, as necessary to pay income or other tax obligations, or (d) to Parent after or concurrently with the consummation of a Business Combination. For and in consideration of Parent entering into this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Seller hereby agrees on behalf of itself and its affiliates that, notwithstanding anything to the contrary in this Agreement, neither the Company nor any of its affiliates do now or shall at any time hereafter have any right, title, interest or claim of any kind in or to any monies in the Trust Account or distributions therefrom, or make any claim against the Trust Account (including any distributions therefrom), regardless of whether such claim arises as a result of, in connection with or relating in any way to, this Agreement or any proposed or actual business relationship between Parent or its Representatives, on the one hand, and Seller or its Representatives, on the other hand, or any other matter, and regardless of whether such claim arises based on contract, tort, equity or any other theory of legal liability (any and all such claims are collectively referred to hereafter as the (“Released Claims”). Unless specifically permitted by applicable law, Seller on behalf of itself and its affiliates hereby irrevocably waives any Released Claims that Seller or any of its affiliates may have against the Trust Account (including any distributions therefrom) now or in the future as a result of, or arising out of, any negotiations, contracts or agreements with Parent or its Representatives and will not seek recourse against the Trust Account (including any distributions therefrom) for any reason whatsoever (including for an alleged breach of any agreement with Parent or its affiliates). Seller agrees and acknowledges that such irrevocable wavier is material to this Agreement and specifically relied upon by Parent and its affiliates to induce Parent to enter into this Agreement, and Seller further intends and understands such waiver to be valid, binding and enforceable against Seller and each of its affiliates under applicable law. To the extent Seller or any of its affiliates commences any action or proceeding based upon, in connection with, relating to or arising out of any matter relating to Parent or its Representatives, which proceeding seeks, in whole or in part, monetary relief against Parent or its Representatives, Seller hereby acknowledges and agrees that the sole remedy of Seller and its affiliates shall be against funds held outside of the Trust Account and that such claim shall not permit Seller or its affiliates (or any person claiming on any of their behalf or in lieu of any of them) to have any claim against the Trust Account (including any distributions therefrom) or any amounts contained therein. In the event Seller or any of its affiliates commences any action or proceeding based upon, in connection with, relating to or arising out of any matter relating to Parent or its Representatives, which proceeding seeks, in whole or in part, relief against the Trust Account (including any distributions therefrom) or Parent’s public stockholders, whether in the form of money damages or injunctive relief, Parent and its Representatives, as applicable, shall be entitled to recover from Seller and its affiliates the associated legal fees and costs in connection with any such action, in the event Parent or its Representatives, as applicable, prevails in such action or proceeding.

Section 7.06 Certain Limitations. The indemnification provided for in Section 7.02 and Section 7.03 shall be subject to the following limitations:

(a)     The amount of any and all indemnifiable Losses shall be determined net of any amounts actually recovered by the Indemnified Party under insurance policies or other collateral sources (such as contractual indemnities of any Indemnified Party which are contained outside of this Agreement) with respect to such Losses (net of any costs of recovery, insurance deductibles, chargebacks and to the extent reasonably quantifiable, increases in insurance premiums resulting from such insurance claim).

Annex C-18

(b)    Neither party shall be liable for any Losses pursuant to Section 7.02 unless and until the aggregate amount of such Losses pursuant to Section 7.02 exceeds One Hundred Thousand and 00/100 Dollars ($100,000) (the “Deductible”); provided that if the aggregate amount of such Losses (limited as provided in Section 7.06) pursuant to Section 7.02 equals or exceeds the Deductible, the Indemnified Party shall be entitled to recover those Losses beginning from the first dollar of such Losses, subject to the limitations in Section 7.05(c); provided, however, that the Deductible shall not apply to, and such party shall be responsible for one hundred percent (100%) of, Losses attributable to any outstanding Taxes or litigation disclosed on the Disclosure Schedules.

(c)     The aggregate amount of all Losses for which Seller shall be liable pursuant to Section 7.02, shall not exceed Seven Million Five Hundred Thousand and 00/100 Dollars ($7,500,000).

(d)    Notwithstanding the foregoing, the limitations set forth in Section 7.06(b) and 7.06(c) shall not apply to Losses based upon, arising out of, with respect or, or by reason of any inaccuracy in or breach of any Fundamental Representation made by Seller.

Section 7.07 Payment of Indemnification. Parent and Buyer agree that for any indemnification payment owed by Seller to Buyer, such amounts shall (i) first be settled by offset against amounts otherwise payable to Seller pursuant to the Secured Note as provided in Section 7.08, and (ii) second, if there are insufficient amounts to make indemnification payments from the Secured Note, then within five (5) days of receipt of notice from Parent setting forth the shortfall between the amounts payable pursuant to the Secured Note and the indemnification payment (the “Shortfall”), Seller shall cause to be wired to Parent or Buyer, as instructed by Parent, an amount equal to the Shortfall. In the event Seller shall fail to pay the Shortfall as set forth in this Section 7.07, the amount of any Shortfall shall bear interest from and including the applicable due date at a rate of eight percent (8%) per annum. Such interest shall be calculated daily on the basis of a 365-day year and the actual number of days elapsed. Any indemnification payment owed by Buyer to Seller shall be paid by Buyer or Parent within five (5) days of receipt of notice from Seller containing a final, non-appealable judgment setting forth the indemnification amount by wire transfer using the wire instructions and other directions set forth on Schedule 1.04(a) of the Disclosure Schedules, or such other wire instructions as Seller may be provide to Buyer.

Section 7.08 Offset Against Promissory Note. In the event that Seller becomes obligated to Parent pursuant to an indemnification claim made by Parent against Seller under this Article VII or under any other sections of this Agreement, Parent shall have the right to make offset against amounts due Parent under the Secured Note, provided, however, that Seller can avoid any such offset, at Seller’s election, by making payment to Parent in cash of the full amount owed to Parent within five (5) days after receiving written notice from Parent that Parent intends to make such offset (the “Offset Notice”). Notwithstanding the foregoing, prior to Parent making an offset against amounts due from Seller under the Secured Note, Parent shall first deliver an Offset Notice to Seller at least fifteen (15) days prior to the effective date of any offset, which notice shall state the effective date of such offset and provide a summary of the reasons why such offset is being made. During the ten (10) day period commencing on the date the Offset Notice is delivered to Seller (the “Objection Period”), Seller shall be given the reasonable opportunity by Parent if appropriate under the facts and circumstances, to make a reasonable attempt to cure the situation giving rise to the offset claim and to state, in a writing delivered to Parent prior to the end of the Objection Period, the reasons why Seller objects to such offset (the “Offset Objection Notice”). Parent, in its reasonable discretion, may also agree to have its representatives meet with Seller’s representatives, during the Objection Period, to further discuss Seller’s reasons set forth in the Offset Objection Notice. At the end of Objection Period, Parent, in its sole discretion, may: (1) either accept or partially accept such reasons, and modify or reverse its decision to cause an offset to be made, or (2) reject such reasons and proceed with making the offset as of the effective date set forth in the Offset Notice but in any event will give Seller a response, provided, however, that in the event Parent makes an offset to which Seller has timely objected by delivery of an Offset Objection Notice to Parent within the Objection Period, any such offset may be disputed by Seller in an action commenced under Section 9.11 hereof, with such offset confirmed, modified or reversed in accordance with the dispute resolution procedures set forth in Section 9.11 hereof.

Section 7.09 Tax Treatment of Indemnification Payments. All indemnification payments made by Seller under this Agreement shall be treated by the parties as an adjustment to the Purchase Price for Tax purposes, unless otherwise agreed in writing by the parties.

Annex C-19

Section 7.10 Effect of Investigation. Buyer’s right to indemnification or other remedy based on the representations, warranties, covenants and agreements of Seller contained herein will not be affected by any investigation conducted by Buyer with respect to, or any knowledge acquired by Buyer at any time, with respect to the accuracy or inaccuracy of or compliance with, any such representation, warranty, covenant or agreement.

Section 7.11 Exclusive Remedies. Following the Closing, the provisions of this Article VII shall be the parties’ exclusive remedy for any and all claims relating to the subject matter of this Agreement or any of the other documents to be delivered hereunder, except for claims arising from intentional fraud, criminal activity or willful misconduct by the other party and claims for specific performance or other equitable remedies.

ARTICLE VIII
TERMINATION

Section 8.01 Termination. This Agreement may be terminated at any time prior to the Closing:

(a)     by the mutual written consent of Seller and Buyer;

(b)    by Buyer by written notice to Seller if:

(i)     Buyer is not then in material breach of any provision of this Agreement and there has been a material breach, inaccuracy in or failure to perform any representation, warranty, covenant or agreement made by Seller pursuant to this Agreement that would give rise to the failure of any of the conditions specified in Article VI and such breach, inaccuracy or failure cannot be cured by Seller by August 31, 2021 (the “Drop Dead Date”); or

(ii)    any of the conditions set forth in Section 6.01 or Section 6.02 shall not have been fulfilled by the Drop Dead Date, unless such failure shall be due to the failure of Buyer to perform or comply with any of the covenants, agreements or conditions hereof to be performed or complied with by it prior to the Closing;

(c)     by Seller by written notice to Buyer if:

(i)     Seller is not then in material breach of any provision of this Agreement and there has been a material breach, inaccuracy in or failure to perform any representation, warranty, covenant or agreement made by Buyer pursuant to this Agreement that would give rise to the failure of any of the conditions specified in Article VI and such breach, inaccuracy or failure cannot be cured by Buyer by the Drop Dead Date; or

(ii)    any of the conditions set forth in Section 6.01 or Section 6.03 shall not have been fulfilled by the Drop Dead Date, unless such failure shall be due to the failure of Seller to perform or comply with any of the covenants, agreements or conditions hereof to be performed or complied with by it prior to the Closing; or

(d)    by Buyer or Seller in the event that:

(i)     there shall be any law or order that makes consummation of the transactions contemplated by this Agreement illegal or otherwise prohibited;

(ii)    any governmental authority shall have issued an injunction, restraining order or any other order restraining or enjoining the transactions contemplated by this Agreement, and such order shall have become final and non-appealable.

Section 8.02 Effect of Termination. In the event of the termination of this Agreement in accordance with this Article VIII, this Agreement shall forthwith become void and there shall be no liability of any party hereto except:

(a)     as set forth in this Article VIII, Section 5.06 and Article IX; and

(b)    that nothing herein shall relieve any party hereto from liability for any intentional breach of any provision hereof.

Annex C-20

ARTICLE IX
MISCELLANEOUS

Section 9.01 Expenses. All costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses.

Section 9.02 Notices. All notices, requests, consents, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been given (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by e-mail of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next business day if sent after normal business hours of the recipient; or (d) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 7.02):

If to Seller: True Harvest, LLC

10768 E Acoma Dr.

Scottsdale, AZ 85255

Attention: Dieter Gable and Michael Macchiaroli

Email: dgable@tbconsulting.com; cpwatson6@gmail.com; m.macc76@gmail.com

With a copy (which shall not constitute notice) to:

Snell & Wilmer L.L.P.

350 South Grand Ave.

Suite 3100

Los Angeles, CA 90071

Attention: Joshua A. Schneiderman;

Christopher H. Bayley

E-mail: jschneiderman@swlaw.com; cbayley@swlaw.com

If to Buyer: Greenrose Acquisition Corp.

111 Broadway

Amityville, NY 11701

Attention: William F. Harley III

E-mail: mickey@greenrosecorp.com

With a copy (which shall not constitute notice) to:

Tarter Krinsky & Drogin LLP

1350 Broadway

11th Floor

New York, NY 10018

Attention: Guy N. Molinari

Email: gmolinari@tarterkrinsky.com

Section 9.03 Headings. The headings in this Agreement are for reference only and shall not affect the interpretation of this Agreement.

Section 9.04 Severability. If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction.

Annex C-21

Section 9.05 Entire Agreement. This Agreement and the documents to be delivered hereunder constitute the sole and entire agreement of the parties to this Agreement with respect to the subject matter contained herein, and supersede all prior and contemporaneous understandings and agreements, both written and oral, with respect to such subject matter. In the event of any inconsistency between the statements in the body of this Agreement and the documents to be delivered hereunder, the Exhibits and Disclosure Schedules (other than an exception expressly set forth as such in the Disclosure Schedules), the statements in the body of this Agreement will control.

Section 9.06 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. Neither party may assign its rights or obligations hereunder without the prior written consent of the other party, which consent shall not be unreasonably withheld or delayed. No assignment shall relieve the assigning party of any of its obligations hereunder.

Section 9.07 No Third-party Beneficiaries. Except as provided in Article VII, this Agreement is for the sole benefit of the parties hereto and their respective successors and permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other person or entity any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

Section 9.08 Amendment and Modification. This Agreement may only be amended, modified or supplemented by an agreement in writing signed by each party hereto.

Section 9.09 Waiver. No waiver by any party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the party so waiving. No waiver by any party shall operate or be construed as a waiver in respect of any failure, breach or default not expressly identified by such written waiver, whether of a similar or different character, and whether occurring before or after that waiver. No failure to exercise, or delay in exercising, any right, remedy, power or privilege arising from this Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

Section 9.10 Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Arizona without giving effect to any choice or conflict of law provision or rule (whether of the State of Arizona or any other jurisdiction).

Section 9.11 Dispute Resolution. Any dispute, claim, or controversy arising out of or relating to this Agreement, or the performance, breach, validity, interpretation, application, or termination thereof (“Dispute”) whether based on contract, tort, statute or other legal or equitable theory (including any claim of fraud, misrepresentation or fraudulent inducement or any question of validity or effect of this Agreement including this section) shall be settled by mediation and consultations between the parties initiated upon the written notice (the “Mediation Notice”) of any party. In the event of failure of such mediation and consultations to settle such Dispute in a manner acceptable to all parties within thirty (30) days following the Mediation Notice, then any such Dispute shall be finally resolved by arbitration initiated upon the written notice of any party. The arbitration shall be conducted in accordance with this Agreement and the then current American Arbitration Association Commercial Arbitration Rules (the “AAA Rules”) applying the Expedited Procedures of such AAA Rules, and judgment on the award may be entered in any court having jurisdiction thereof.

Section 9.12 Waiver of Trial by Jury. THE PARTIES TO THIS AGREEMENT EACH HEREBY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION (I) ARISING UNDER THIS AGREEMENT OR (II) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES IN RESPECT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY, OR OTHERWISE. THE PARTIES TO THIS AGREEMENT EACH HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT THE PARTIES MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

Annex C-22

Section 9.13 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Agreement delivered by e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

Section 9.14 Cannabis. The parties recognize that cannabis manufacturing and distribution, and cannabis businesses, are illegal under federal law, but are permitted under Arizona law if in compliance with Arizona statutes and regulations. The parties agree not to raise any defense or make any argument against, the enforceability or performance of this Agreement based on the illegality of cannabis under federal law, or the law of any other state.

[SIGNATURE PAGE FOLLOWS]

Annex C-23

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

SELLER
TRUE HARVEST, LLC
By:	/s/ Michael Macchiaroli
Name:	Michael Macchiaroli
Title:	Manager
PARENT
GREENROSE ACQUISITION CORP.
By:	/s/ William F. Harley III
Name:	William F. Harley III
Title:	Chief Executive Officer
BUYER
TRUE HARVEST HOLDINGS, INC.
By:	/s/ William F. Harley III
Name:	William F. Harley III
Title:	Chief Executive Officer

[SIGNATURE PAGE TO ASSET PURCHASE AGREEMENT

Annex C-24

EXHIBIT A

(Secured Note)

Annex C-25

SECURED PROMISSORY NOTE

$25,000,000 ______________, 2021

1. FUNDAMENTAL PROVISIONS.

The following terms will be used as defined terms in this Secured Promissory Note (as it may be amended, modified, extended and renewed from time to time, the “Note”) and certain of the other Loan Documents (as hereinafter defined):

“Borrower” shall mean True Harvest Holdings, Inc., a Delaware corporation.

“Default Interest Rate” shall mean 10.00% per annum above the Interest Rate.

“Guaranteed Obligations” shall mean as defined in the Purchase Agreement.

“Guaranty” shall mean Parent’s guaranty of the Guaranteed Obligations pursuant to Section 1.08 of the Purchase Agreement.

“Indebtedness” shall mean, with respect to any Person, without duplication, (a) any obligation of such Person for borrowed money, including, without limitation, (i) any obligation of such Person evidenced by bonds, debentures, notes or other similar debt instruments and (ii) any obligation for borrowed money which is non-recourse to the credit of such Person but which is secured by a Lien on any asset of such Person, (b) any obligation of such Person on account of deposits or advances, (c) any obligation of such Person for the deferred purchase price of any property or services, except trade accounts payable, (d) any obligation of such Person as lessee under a capitalized lease, (e) any indebtedness of another Person secured by a Lien on any asset of such first Person, whether or not such Indebtedness is assumed by such first Person, (f) all guaranties of such Person, and (g) all other items that are liabilities on a balance sheet of such Person prepared in accordance with GAAP. For all purposes of this Agreement, the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture in which such Person is a general partner or joint venturer.

“Interest Rate” shall mean a fixed rate of interest at all times equal to 8.00% per annum.

“Lender” shall mean True Harvest, LLC, an Arizona limited liability company.

“Lien” means any lien, pledge, mortgage, deed of trust, security interest, charge, claim, easement, encroachment or other similar encumbrance.

“Loan” shall mean the seller carryback loan from Lender to Borrower in the Loan Amount and evidenced by this Note.

“Loan Amount” shall mean $25,000,000, subject to reduction for Parent’s right to offset pursuant to Section 7.08 of the Purchase Agreement.

“Loan Documents” shall mean, collectively, this Note, the Security Agreement, any and all UCC financing statements perfecting Lender’s security interests in any collateral for the Loan, and any other documents evidencing the Loan or securing the repayment of the Note.

“Maturity Date” shall mean the date that is three (3) years from the date of issuance of this Note.

“Parent” shall mean Greenrose Acquisition Corp., a Delaware corporation.

“Purchase Agreement” shall mean that certain Asset Purchase Agreement dated March 12, 2021, by and between Lender, as seller, Parent, and Borrower, as buyer.

“Secured Obligations” shall mean, collectively, all of the liabilities and obligations of Borrower and Parent under the Purchase Agreement and the Loan Documents, including, without limitation, all of the obligations of Borrower to pay the Purchase Price (as defined in the Purchase Agreement) and all of the Guaranteed Obligations.

“Security Agreement” shall mean that certain Security Agreement dated ____________, 2021, by Borrower and Parent for the benefit of Lender.

Annex C-26

2. PROMISE TO PAY. For value received, Borrower promises to pay, in accordance with Paragraph 3(b) below, to the order of Lender at such place as the holder hereof may from time to time designate in writing, the Loan Amount, together with accrued interest from the date of disbursement on the unpaid principal balance at the Interest Rate. Lender and Borrower that this Note is the “Secured Note” under the Purchase Agreement.

3. INTEREST; PAYMENTS.

(a) Absent an Event of Default hereunder or under any of the Loan Documents, each advance made hereunder shall bear interest at the Interest Rate in effect from time to time.

(b) Commencing on _______________, 2021, and continuing on the corresponding day of each calendar quarter thereafter, Borrower shall make consecutive quarterly payments of all accrued, unpaid interest. On the Maturity Date, Borrower shall make a final “balloon” payment of all unpaid principal, accrued unpaid interest, and any other amounts due hereunder due and payable.

4. PREPAYMENT. Borrower may prepay the Loan, in whole or in part, at any time without penalty or premium. If Borrower prepays the Loan in full, Borrower shall simultaneously with such prepayment pay all accrued unpaid interest on the principal amount prepaid.

5. LAWFUL MONEY. Principal and interest are payable in lawful money of the United States of America.

6. APPLICATION OF PAYMENTS/DEFAULT INTEREST.

(a) Absent the occurrence of an Event of Default hereunder or under any of the other Loan Documents, any payments received by the holder hereof pursuant to the terms hereof shall be applied first to the payment of all interest accrued to the date of such payment, next to principal, and the balance, if any, to the payment of sums, other than principal and interest, due Lender pursuant to the Loan Documents. Any payments received by the holder hereof after the occurrence of an Event of Default hereunder or under any of the Loan Documents, shall be applied to the amounts specified in this Paragraph 6(a) in such order as the holder hereof may, in its reasonable discretion, elect.

(b) If any payment of interest and/or principal is not received by the holder hereof when such payment is due, then in addition to the remedies conferred upon the holder hereof pursuant to Paragraph 9 hereof and the other Loan Documents, the amount due and unpaid (including, without limitation, the late charge, if any) shall bear interest at the Default Interest Rate, computed from the date on which the amount was due and payable until paid, regardless of any notice and cure periods.

7. SECURITY. This Note is secured by the Security Agreement and the Pledge Agreement, each of which creates a lien on the property described therein.

8. EVENT OF DEFAULT. The occurrence of any one or more of the following shall constitute an “Event of Default” under this Note and the other Loan Documents:

(a) Failure by Borrower or Parent to pay any monetary amount when due under any Loan Document.

(b) Failure by Borrower or Parent to pay any monetary amount (i) within ten (10) days of when due and payable, if such amount is due with respect to an employee contract or other arrangement for the payment of employees of Borrower or Parent, (ii) within ten (10) days of when due and payable, if such amount is due with respect to a regular monthly, quarterly or annual payment of rent, and (iii) within thirty (30) days of when due and payable, with respect utility payments.

(c) Failure by Borrower or Parent to comply with any term or condition applicable to Borrower or Parent under any Loan Document and the expiration of thirty (30) days after written notice of such failure by Lender to Borrower.

Annex C-27

(d) Any representation or warranty by Borrower or Parent in any Loan Document is materially false, incorrect, or misleading as of the date made.

(e) Any final, non-appealable adverse decision, report or material penalty resulting from an inspection of Borrower’s operations or facility by any governmental authority.

(f) Borrower or Parent (i) is unable or admits in writing its inability to pay its respective monetary obligations as they become due, (ii) makes a general assignment for the benefit of creditors, or (iii) applies for, consents to, or acquiesces in, the appointment of a trustee, receiver, or other custodian for itself or its property or any part thereof, or in the absence of such application, consent, or acquiescence, a trustee, receiver, or other custodian is appointed for it or its property or any part thereof, and such appointment is not discharged within sixty (60) days.

(g) Commencement of any case under the Bankruptcy Code, Title 11 of the United States Code, or commencement of any other bankruptcy arrangement, reorganization, receivership, custodianship, or similar proceeding under any federal, state, or foreign law by or against Borrower or Parent and with respect to any such case or proceeding that is involuntary, such case or proceeding is not dismissed with prejudice within sixty (60) days of the filing thereof.

(h) Commencement of any action or proceeding which seeks as one of its remedies the dissolution of Borrower or Parent.

(i) One or more final, non-appealable judgments from a court or before any governmental commission, board or authority which result in adverse determination against the Borrower in excess of Two Million ($2,000,000) in the aggregate.

(j) The failure to timely pay rent, utilities or employee wages.

(k) All or any material part of the property of Borrower or Parent is attached, levied upon, or otherwise seized by legal process, and such attachment, levy, or seizure is not quashed, stayed, or released within thirty (30) days of the date thereof.

(l) The occurrence of any default under any other Loan Document, including, without limitation, any default in any agreement, obligation or instrument between Borrower or Parent and any affiliate of Lender, which continues beyond any applicable notice and cure period.

9. REMEDIES. Upon the occurrence of an Event of Default, then at the option of Lender, the entire balance of principal together with all accrued interest thereon, and all other amounts payable by Borrower under the Loan Documents shall, without demand or notice, immediately become due and payable. Upon the occurrence of an Event of Default (and so long as such Event of Default shall continue), all amounts due and payable by Borrower under the Loan Documents shall bear interest at the Default Interest Rate, subject to the limitations contained in Paragraph 14 hereof. No delay or omission on the part of the holder hereof in exercising any right under this Note or under any of the other Loan Documents hereof shall operate as a waiver of such right.

10. WAIVER. Borrower, endorsers, guarantors, and sureties of this Note hereby waive diligence, demand for payment, presentment for payment, protest, notice of nonpayment, notice of protest, notice of intent to accelerate, notice of acceleration, notice of dishonor, and notice of nonpayment, and all other notices or demands of any kind (except notices specifically provided for in the Loan Documents) and expressly agree that, without in any way affecting the liability of Borrower, endorsers, guarantors, or sureties, the holder hereof may extend any maturity date or the time for payment of any installment due hereunder, otherwise modify the Loan Documents, accept additional security, release any Person liable, and release any security or guaranty. Borrower, endorsers, guarantors, and sureties waive, to the full extent permitted by law, the right to plead any and all statutes of limitations as a defense.

11. CHANGE, DISCHARGE, TERMINATION, OR WAIVER. No provision of this Note may be changed, discharged, terminated, or waived except in a writing signed by the party against whom enforcement of the change, discharge, termination, or waiver is sought. No failure on the part of the holder hereof to exercise and no delay by the holder hereof in exercising any right or remedy under this Note or under the law shall operate as a waiver thereof.

Annex C-28

12. ATTORNEYS’ FEES. If this Note is not paid when due or if any Event of Default occurs, Borrower promises to pay all reasonable and documented costs of enforcement and collection and preparation therefor, including but not limited to, reasonable attorneys’ fees, whether or not any action or proceeding is brought to enforce the provisions hereof (including, without limitation, all such costs incurred in connection with any bankruptcy, receivership, or other court proceedings (whether at the trial or appellate level)).

13. SEVERABILITY. If any provision of this Note is unenforceable, the enforceability of the other provisions shall not be affected and they shall remain in full force and effect.

14. INTEREST RATE LIMITATION. Borrower hereby agrees to pay an effective rate of interest that is the sum of the interest rate provided for herein, together with any additional rate of interest resulting from any other charges of interest or in the nature of interest paid or to be paid in connection with the Loan, including, any other fees to be paid by Borrower pursuant to the provisions of the Loan Documents. Lender and Borrower agree that none of the terms and provisions contained herein or in any of the Loan Documents shall be construed to create a contract for the use, forbearance or detention of money requiring payment of interest at a rate in excess of the maximum interest rate permitted to be charged by the laws of the State of Arizona. In such event, if any holder of this Note shall collect monies which are deemed to constitute interest which would otherwise increase the effective interest rate on this Note to a rate in excess of the maximum rate permitted to be charged by the laws of the State of Arizona, all such sums deemed to constitute interest in excess of such maximum rate shall, at the option of the holder, be credited to the payment of other amounts payable under the Loan Documents or returned to Borrower.

15. NUMBER AND GENDER. In this Note the singular shall include the plural and the masculine shall include the feminine and neuter gender, and vice versa.

16. HEADINGS. Headings at the beginning of each numbered section of this Note are intended solely for convenience and are not part of this Note.

17. INTEGRATION. The Loan Documents contain the complete understanding and agreement of the holder hereof and Borrower and supersede all prior representations, warranties, agreements, arrangements, understandings, and negotiations.

18. BINDING EFFECT. The Loan Documents will be binding upon, and inure to the benefit of, the holder hereof, Borrower, and their respective successors and assigns. Borrower may not delegate its obligations under the Loan Documents.

19. SURVIVAL. The representations, warranties, and covenants of the Borrower in the Loan Documents shall survive the execution and delivery of the Loan Documents and the making of the Loan.

20. GOVERNING LAW; JURISDICTION.

(a) THIS NOTE HAS BEEN DELIVERED IN ARIZONA, AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF ARIZONA, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES.

(b) Borrower irrevocably and unconditionally agrees that it will not commence any action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, against the Lender or any affiliate of the Lender in any way relating to this Note or any other Loan Document or the transactions relating hereto or thereto, in any forum other than the courts of the State of Arizona sitting in Maricopa County, and of the United States District Court of the District of Arizona , and any appellate court from any thereof, and each of the parties hereto irrevocably and unconditionally submits to the jurisdiction of such courts and agrees that all claims in respect of any such action, litigation or proceeding may be heard and determined in such Arizona State court or, to the fullest extent permitted by applicable law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action, litigation or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Note or in any other Loan Document shall affect any right that the Lender may otherwise have to bring any action or proceeding relating to this Note or any other Loan Document against the Borrower or any other Loan Party or its properties in the courts of any jurisdiction.

Annex C-29

21. JURY WAIVER. BORROWER AND LENDER (BY ITS ACCEPTANCE HEREOF) HEREBY VOLUNTARILY, KNOWINGLY, IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) BETWEEN OR AMONG BORROWER AND LENDER ARISING OUT OF OR IN ANY WAY RELATED TO THIS NOTE OR ANY OTHER RELATED DOCUMENT OR LOAN DOCUMENT. THIS PROVISION IS A MATERIAL INDUCEMENT TO LENDER TO PROVIDE THE FINANCING DESCRIBED HEREIN OR IN THE OTHER LOAN DOCUMENTS.

22. TIME OF THE ESSENCE. Time is of the essence with regard to each provision of the Loan Documents as to which time is a factor.

[SIGNATURE PAGE FOLLOWS]

Annex C-30

IN WITNESS WHEREOF, Borrower has executed this Note as of the date first written above.

True Harvest Holdings, Inc., a Delaware corporation
By:
Name:
Title:

Annex C-31

EXHIBIT B

(Security Agreement)

Annex C-32

SECURITY AGREEMENT

This SECURITY AGREEMENT (“Agreement”), dated as of _______________, 2021, is between True Harvest Holdings, Inc., a Delaware corporation (“Debtor”), and Greenrose Acquisition Corp., a Delaware corporation (“Parent”), and True Harvest, LLC, an Arizona limited liability company (together with its successors and assigns, the “Secured Party”).

WHEREAS, Debtor has executed that certain Secured Promissory Note dated as of even date herewith (as it may be amended, modified, extended, restated, in whole or in part, and renewed from time to time, the “Closing Note”) payable to the order of Secured Party, as lender, pursuant to which the Secured Party has made a loan (the “Closing Loan”) to Debtor in the original principal amount of $25,000,000 and Debtor may issue a Secured Promissory Note (as it may be amended, modified, extended, restated, in whole or in part, and renewed from time to time, the “Earnout Note,” and together with the Closing Note, the “Notes”) payable to the order of Secured Party, evidencing Debtor’s obligation to pay the Earnout Payment (as defined in that certain Asset Purchase Agreement dated as of the date hereof by and among Debtor, Parent and Secured Party, the “Asset Purchase Agreement,” capitalized but undefined terms used in this Agreement shall have the meaning set forth in the Asset Purchase Agreement) in the original principal amount of up to $35,000,000 (the “Earnout Loan,” and together with the Closing Loan, the “Loans”).

WHEREAS, it is a condition precedent to Secured Party, as seller, entering into the Purchase Agreement, and to Secured Party’s making the Loans to the Debtor under the Notes that the Debtor execute and deliver to the Secured Party a security agreement in substantially the form hereof; and

WHEREAS, the Debtor wishes to grant a security interest in favor of the Secured Party as herein provided;

NOW, THEREFORE, in consideration of the promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

2. Definitions. All capitalized terms used herein without definitions shall have the respective meanings provided therefor in the Notes. The term “State,” as used herein, means the State of Arizona.

3. Grant of Security Interest. The Debtor hereby grants to the Secured Party, to secure the payment and performance in full of all of the Secured Obligations, a security interest in the Collateral, as described on Exhibit A attached hereto and made a part hereof.

4. Authorization to File Financing Statements. The Debtor hereby irrevocably authorizes the Secured Party at any time and from time to time to file in any filing office in any Uniform Commercial Code jurisdiction any initial financing statements and amendments thereto that (a) indicate the Collateral (i) as all assets of the Debtor or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the Uniform Commercial Code of the State or such jurisdiction, or (ii) as being of an equal or lesser scope or with greater detail, and (b) provide any other information required by part 5 of Article 9 of the Uniform Commercial Code of the State, or such other jurisdiction, for the sufficiency or filing office acceptance of any financing statement or amendment, including (i) whether the Debtor is an organization, the type of organization and any organizational identification number issued to the Debtor and, (ii) in the case of a financing statement filed as a fixture filing or indicating Collateral as as-extracted collateral or timber to be cut, a sufficient description of real property to which the Collateral relates. The Debtor agrees to furnish any such information to the Secured Party promptly upon the Secured Party’s request. The Debtor also ratifies its authorization for the Secured Party to have filed in any Uniform Commercial Code jurisdiction any like initial financing statements or amendments thereto if filed prior to the date hereof.

5. Other Actions. To further the attachment, perfection and first priority of, and the ability of the Secured Party to enforce, the Secured Party’s security interest in the Collateral, and without limitation on the Debtor’s other obligations in this Agreement, the Debtor agrees, in each case at the Debtor’s expense, to take the following actions with respect to the following Collateral:

5.1 Other Actions as to Any and All Collateral. Each of the Parent and the Debtor further agrees, at the request and option of the Secured Party, to take any and all other actions the Secured Party may determine to be necessary for the attachment, perfection and first priority of, and the ability of the Secured Party to enforce, the Secured Party’s security interest in any and all of the Collateral, including, without limitation, (a) executing, delivering and, where appropriate,

Annex C-33

filing financing statements and amendments relating thereto under the Uniform Commercial Code, to the extent, if any, that the Parent or the Debtor’s signature thereon is required therefor, (b) causing the Secured Party’s name to be noted as secured party on any certificate of title for a titled good if such notation is a condition to attachment, perfection or priority of, or ability of the Secured Party to enforce, the Secured Party’s security interest in such Collateral, (c) complying with any provision of any statute, regulation or treaty of the United States as to any Collateral if compliance with such provision is a condition to attachment, perfection or priority of, or ability of the Secured Party to enforce, the Secured Party’s security interest in such Collateral, (d) obtaining governmental and other third party waivers, consents and approvals in form and substance satisfactory to Secured Party, including, without limitation, any consent of any licensor, lessor or other person obligated on Collateral, (e) obtaining waivers from mortgagees and landlords in form and substance satisfactory to the Secured Party, and (f) taking all actions under any earlier versions of the Uniform Commercial Code or under any other law, as reasonably determined by the Secured Party to be applicable in any relevant Uniform Commercial Code or other jurisdiction, including any foreign jurisdiction.

6. Perishable Items. The Debtor agrees and acknowledges that to the extent Debtor is deemed to have a right in any portion of the Collateral that contains perishable commodities, and that, in the Event of Default, if such Collateral is found to have perished then the Secure Party will be entitled to monetary damages and claims against the Debtor with respect to such Collateral.

7. Representations and Warranties of Debtor. The Debtor represents and warrants to the Secured Party as follows: (a) Debtor’s exact legal name is that indicated on Schedule 1 hereto and on the signature page hereof, (b) Debtor is an organization of the type set forth in Schedule 1 hereto, (c) Schedule 1 hereto accurately sets forth the Debtor’s chief executive office, as well as the Debtor’s mailing address, if different, and (d) all other information set forth on Schedule 1 hereto pertaining to the Debtor is accurate and complete.

8. Covenants Concerning Debtor’s Legal Status. The Debtor covenants with the Secured Party as follows: (a) without providing at least thirty (30) days prior written notice to the Secured Party, the Debtor will not change its name, its place of business or, if more than one, chief executive office, or its mailing address, and (b) the Debtor will not change its type of organization, jurisdiction of organization or other legal structure.

9. Representations and Warranties Concerning Collateral, etc. Each of the Parent and the Debtor further represents and warrants to the Secured Party as follows: (a) the Debtor is the owner of the Collateral, free from any right or claim or any person or any adverse lien, security interest or other encumbrance, except for the security interest created by this Agreement or any security interest existing on the Collateral prior to Debtor’s purchase of such Collateral pursuant to the Purchase Agreement, (b) [intentionally omitted], (c) none of the account debtors or other persons obligated on any of the Collateral is a governmental authority covered by the Federal Assignment of Claims Act or like federal, state or local statute or rule in respect of such Collateral, (d) the Debtor holds no commercial tort claim, and (e) the Debtor has at all times operated its business in compliance with all applicable provisions of the federal Fair Labor Standards Act, as amended, and with all applicable provisions of federal, state and local statutes and ordinances dealing with the control, shipment, storage or disposal of hazardous materials or substances, and (f) all other information provided by Debtor pertaining to the Collateral is accurate and complete.

10. Covenants Concerning Collateral, etc. Each of the Parent and the Debtor further covenants with the Secured Party as follows: (a) except for the security interest herein granted, the Debtor shall be the owner of the Collateral free from any right or claim of any other person, lien, security interest or other encumbrance, and the Parent and the Debtor shall defend the same against all claims and demands of all persons at any time claiming the same or any interests therein adverse to the Secured Party, (b) neither the Parent nor the Debtor shall pledge, mortgage or create, or suffer to exist any right of any person in or claim by any person to the Collateral, or any security interest, lien or encumbrance in the Collateral in favor of any person, other than the Secured Party, (c) the Parent and the Debtor will keep the Collateral in good order and repair (ordinary wear and tear excepted) and will not use the same in violation of law or any policy of insurance thereon, (d) the Parent and the Debtor will permit the Secured Party, or its designee, to inspect the Collateral at any reasonable time, wherever located, (e) the Parent and the Debtor will pay promptly when due all taxes, assessments, governmental charges and levies upon the Collateral or incurred in connection with the use or operation of such Collateral or incurred in connection with this Agreement, (f) the Parent and the Debtor will continue to operate the Debtor’s business in compliance with all applicable provisions of the federal Fair Labor Standards Act, as amended, and with all applicable provisions of federal, state and local statutes and ordinances dealing with the control, shipment, storage or disposal of hazardous materials or substances, and (g) neither the Parent nor the Debtor

Annex C-34

will sell or otherwise dispose, or offer to sell or otherwise dispose, of the Collateral or any interest therein except for (i) sales of inventory in the ordinary course of business, and (ii) sales or other dispositions of obsolescent items of equipment consistent with past practices.

11. Remedies upon an Event of Default. Prior to selling or otherwise disposing of the Collateral to any third-party person or entity, the Secured Party shall give the Parent and the Debtor at least sixty (60) days after the occurrence of an Event of Default to pay off all of the Secured Obligations, including any penalties and interest thereon. In the event that the Parent and Debtor fully pay off such Secured Obligations (including penalties and interest thereon) within such sixty (60) day period, then the Secured Party shall promptly return the Collateral to the Debtor and shall take such actions as are reasonably necessary to release any liens on the Collateral. In the event that the Debtor or Parent do not make any such payment within such sixty (60) day period, then the Secured Party shall be permitted to take any actions it deems reasonably necessary with respect to the Collateral. For the avoidance of doubt, this Section 10 does not limit the right of the Secured Party to exercise its rights set forth in this Agreement, including, but not limited to, the right to appoint a receiver with respect to the Collateral, the right to take possession of the Collateral pursuant to Section 15 and the right to exercise its foreclosure rights pursuant to the UCC.

12. Collateral Protection Expenses; Preservation of Collateral.

12.1 Expenses Incurred by Secured Party. In the Secured Party’s discretion, if the Debtor or Parent fails to do so, the Secured Party may discharge taxes and other encumbrances at any time levied or placed on any of the Collateral, maintain any of the Collateral, make repairs thereto and pay any necessary filing fees or insurance premiums. Each of the Parent and the Debtor agrees to reimburse the Secured Party on demand for reasonable expenditures so made. The Secured Party shall have no obligation to the Parent or the Debtor to make any such expenditures, nor shall the making thereof be construed as the waiver or cure of any Event of Default.

12.2 Secured Party’s Obligations and Duties. Anything herein to the contrary notwithstanding, the Debtor shall remain obligated and liable under each contract or agreement comprised in the Collateral to be observed or performed by the Debtor thereunder. The Secured Party shall not have any obligation or liability under any such contract or agreement by reason of or arising out of this Agreement or the receipt by the Secured Party of any payment relating to any of the Collateral, nor shall the Secured Party be obligated in any manner to perform any of the obligations of the Debtor under or pursuant to any such contract or agreement, to make inquiry as to the nature or sufficiency of any payment received by the Secured Party in respect of the Collateral or as to the sufficiency of any performance by any party under any such contract or agreement, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to the Secured Party or to which the Secured Party may be entitled at any time or times. The Secured Party’s sole duty with respect to the custody, safe keeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Uniform Commercial Code of the State or otherwise, shall be to deal with such Collateral in the same manner as the Secured Party deals with similar property for its own account.

13. Securities and Deposits. The Secured Party may, at any time following and during the continuance of an Event of Default, at its option, transfer to itself or any nominee any securities constituting Collateral, receive any income thereon and hold such income as additional Collateral or apply it to the Secured Obligations. Whether or not any Secured Obligations are due, the Secured Party may, following and during the continuance of an Event of Default, demand, sue for, collect, or make any settlement or compromise which it deems desirable with respect to the Collateral. Regardless of the adequacy of Collateral or any other security for the Secured Obligations, any deposits or other sums at any time credited by or due from the Secured Party to the Debtor may at any time be applied to or set off against any of the Secured Obligations.

14. Notification to Account Debtors and Other Persons Obligated on Collateral. If an Event of Default shall have occurred and be continuing, the Debtor shall, at the request and option of the Secured Party, notify account debtors and other persons obligated on any of the Collateral of the security interest of the Secured Party in any account, chattel paper, general intangible, instrument or other Collateral and that payment thereof is to be made directly to the Secured Party or to any financial institution designated by the Secured Party as the Secured Party’s agent therefor, and the Secured Party may itself, if an Event of Default shall have occurred and be continuing, upon notice to the Debtor, so notify account debtors and other persons obligated on Collateral. After the making of such a request or the giving of any such notification, the Parent and the Debtor shall hold any proceeds of collection of accounts, chattel paper, general intangibles, instruments and other Collateral received by the Parent or the Debtor as trustee for the Secured

Annex C-35

Party without commingling the same with other funds of the Parent and the Debtor and shall turn the same over to the Secured Party in the identical form received, together with any necessary endorsements or assignments. The Secured Party shall apply the proceeds of collection of accounts, chattel paper, general intangibles, instruments and other Collateral received by the Secured Party to the Secured Obligations, such proceeds to be immediately credited after final payment in cash or other immediately available funds of the items giving rise to them.

15. Power of Attorney.

15.1 Appointment and Powers of Secured Party. Each of the Debtor and Parent hereby irrevocably constitutes and appoints the Secured Party and any officer or agent thereof, with full power of substitution, as its true and lawful attorneys-in-fact with full irrevocable power and authority in the place and stead of the Debtor or Parent or in the Secured Party’s own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or useful to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby gives said attorneys the power and right, on behalf of the Debtor or Parent, without notice to or assent by the Debtor or Parent, to do the following:

(a) upon the occurrence and during the continuance of an Event of Default, generally to sell, transfer, pledge, make any agreement with respect to or otherwise dispose of or deal with any of the Collateral in such manner as is consistent with the Uniform Commercial Code of the State and as fully and completely as though the Secured Party were the absolute owner thereof for all purposes, and to do, at the Debtor’s expense, at any time, or from time to time, all acts and things which the Secured Party deems necessary or useful to protect, preserve or realize upon the Collateral and the Secured Party’s security interest therein, in order to effect the intent of this Agreement, all at least as fully and effectively as the Debtor might do, including, without limitation, (i) the filing and prosecuting of registration and transfer applications with the appropriate federal, state, local or other agencies or authorities with respect to trademarks, copyrights and patentable inventions and processes, (ii) upon written notice to the Debtor, the exercise of voting rights with respect to voting securities, which rights may be exercised, if the Secured Party so elects, with a view to causing the liquidation of assets of the issuer of any such securities, and (iii) the execution, delivery and recording, in connection with any sale or other disposition of any Collateral, of the endorsements, assignments or other instruments of conveyance or transfer with respect to such Collateral;

(b) to the extent that the Debtor’s authorization given in Section 3 is not sufficient, to file such financing statements with respect hereto, with or without the Debtor’s signature, or a photocopy of this Agreement in substitution for a financing statement, as the Secured Party may deem appropriate and to execute in the Debtor’s name such financing statements and amendments thereto and continuation statements which may require the Debtor’s signature; and

(c) upon the occurrence and during the continuance of an Event of Default, generally to exercise any self-help remedies with respect to any of the Collateral, and to take any and all such actions as the Secured Party deems necessary or useful to protect and preserve the Collateral and the Secured Party’s security interest therein, including, but not limited to, having the right to immediately access the Debtor’s premises in order to secure and preserve the Collateral.

15.2 Ratification by Debtor. To the extent permitted by law, each of the Debtor and Parent hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and is irrevocable.

15.3 No Duty on Secured Party. The powers conferred on the Secured Party hereunder are solely to protect its interests in the Collateral and shall not impose any duty upon it to exercise any such powers. The Secured Party shall be accountable only for the amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents shall be responsible to the Debtor for any act or failure to act, except for the Secured Party’s own gross negligence or willful misconduct.

Annex C-36

16. Rights and Remedies.

16.1 If an Event of Default shall have occurred and be continuing, the Secured Party, without any other notice to or demand upon the Debtor have in any jurisdiction in which enforcement hereof is sought, in addition to all other rights and remedies, the rights and remedies of a secured party under the Uniform Commercial Code of the State and any additional rights and remedies which may be provided to a secured party in any jurisdiction in which Collateral is located, including, without limitation, the right to take possession of the Collateral, and for that purpose the Secured Party may, so far as the Parent or the Debtor can give authority therefor, enter upon any premises on which the Collateral may be situated and remove the same therefrom. The Secured Party may in its discretion require the Parent and the Debtor to assemble all or any part of the Collateral at such location or locations within the jurisdiction(s) of the Debtor’s principal office(s) or at such other locations as the Secured Party may reasonably designate. In addition, each of the Debtor and Parent waives any and all rights that it may have to a judicial hearing in advance of the enforcement of any of the Secured Party’s rights and remedies hereunder, including, without limitation, its right following an Event of Default to take immediate possession of the Collateral and to exercise its rights and remedies with respect thereto.

16.2 If an Event of Default shall have occurred and be continuing, and in addition to any other rights and remedies, as a matter of right and without notice to Debtor or anyone claiming under Debtor, and without regard to the then value of the Collateral or the interest of Debtor therein, or the solvency of Debtor, Secured Party may seek the appointment of a receiver for Debtor and/or the Collateral. Each of the Parent and the Debtor waives any right to a hearing or notice of hearing prior to the appointment of a receiver and irrevocably consents to such appointment. Such receiver shall have all of the usual powers and duties of receivers in like or similar cases and all of the powers and duties of Secured Party in case of entry as provided above and shall continue as such and exercise all such powers until the later of the date of confirmation of sale of the Collateral or the date of expiration of any redemption period, unless such receivership is sooner terminated. All expenses incurred by the receiver or its agents, including obligations to repay funds borrowed by the receiver, shall constitute a part of the Secured Obligations. Any revenues collected by the receiver shall be applied first to the expenses of the receivership, including reasonable attorneys’ fees incurred by the receiver and Secured Party, together with interest thereon at the Default Interest Rate from the date incurred until paid, and the balance shall be applied toward the Secured Obligations or in such other manner as the court may direct.

17. Standards for Exercising Rights and Remedies. To the extent that applicable law imposes duties on the Secured Party to exercise remedies in a commercially reasonable manner, each of the Parent and the Debtor acknowledges and agrees that it is not commercially unreasonable for the Secured Party (a) to fail to incur expenses reasonably deemed significant by the Secured Party to prepare Collateral for disposition or otherwise to fail to complete raw material or work in process into finished goods or other finished products for disposition, (b) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of, (c) to fail to exercise collection remedies against account debtors or other persons obligated on Collateral or to fail to remove liens or encumbrances on or any adverse claims against Collateral, (d) to exercise collection remedies against account debtors and other persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (e) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the collateral is of a specialized nature, (f) to dispose of Collateral by utilizing Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets, (g) to dispose of assets in wholesale rather than retail markets, (h) to disclaim disposition warranties, (i) to purchase insurance or credit enhancements to insure the Secured Party against risks of loss, collection or disposition of Collateral or to provide to the Secured Party a guaranteed return from the collection or disposition of Collateral, or (j) to the extent deemed appropriate by the Secured Party, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist the Secured Party in the collection or disposition of any of the Collateral. Each of the Parent and the Debtor acknowledges that the purpose of this Section 16 is to provide non-exhaustive indications of what actions or omissions by the Secured Party would fulfill the Secured Party’s duties under the Uniform Commercial Code or other law of the State or any other relevant jurisdiction in the Secured Party’s exercise of remedies against the Collateral and that other actions or omissions by the Secured Party shall not be deemed to fail to fulfill such duties solely on account of not being indicated in this Section 16. Without limitation upon the foregoing, nothing contained in this Section 16 shall be construed to grant any rights to the Parent or the Debtor or to impose any duties on the Secured Party that would not have been granted or imposed by this Agreement or by applicable law in the absence of this Section 16.

Annex C-37

18. No Waiver by Secured Party, etc. The Secured Party shall not be deemed to have waived any of its rights or remedies in respect of the Secured Obligations or the Collateral unless such waiver shall be in writing and signed by the Secured Party. No delay or omission on the part of the Secured Party in exercising any right or remedy shall operate as a waiver of such right or remedy or any other right or remedy. A waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion. All rights and remedies of the Secured Party with respect to the Secured Obligations or the Collateral, whether evidenced hereby or by any other instrument or papers, shall be cumulative and may be exercised singularly, alternatively, successively or concurrently at such time or at such times as the Secured Party deems expedient.

19. Suretyship Waivers by Debtor. Each of the Parent and the Debtor waives demand, notice, protest, notice of acceptance of this Agreement, notice of loans made, credit extended, Collateral received or delivered or other action taken in reliance hereon and all other demands and notices of any description. With respect to both the Secured Obligations and the Collateral, each of the Parent and the Debtor assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of or failure to perfect any security interest in any Collateral, to the addition or release of any party or person primarily or secondarily liable, to the acceptance of partial payment thereon and the settlement, compromising or adjusting of any thereof, all in such manner and at such time or times as the Secured Party may deem advisable. The Secured Party shall have no duty as to the collection or protection of the Collateral or any income therefrom, the preservation of rights against prior parties, or the preservation of any rights pertaining thereto beyond the safe custody thereof as set forth in Section 11.2. Each of the Parent and the Debtor further waives any and all other suretyship defenses.

20. Marshaling. The Secured Party shall not be required to marshal any present or future collateral security (including but not limited to the Collateral) for, or other assurances of payment of, the Secured Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of its rights and remedies hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights and remedies, however existing or arising. To the extent that it lawfully may, each of the Parent and the Debtor hereby agrees that it will not invoke any law relating to the marshaling of collateral which might cause delay in or impede the enforcement of the Secured Party’s rights and remedies under this Agreement or under any other instrument creating or evidencing any of the Secured Obligations or under which any of the Secured Obligations is outstanding or by which any of the Secured Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, each of the Parent and the Debtor hereby irrevocably waives the benefits of all such laws.

21. Proceeds of Dispositions; Expenses. The Parent and Debtor shall pay to the Secured Party on demand any and all expenses, including reasonable attorneys’ fees and disbursements, incurred or paid by the Secured Party in protecting, preserving or enforcing the Secured Party’s rights and remedies under or in respect of any of the Secured Obligations or any of the Collateral. After deducting all of said expenses, the residue of any proceeds of collection or sale or other disposition of the Collateral shall, to the extent actually received in cash, be applied to the payment of the Secured Obligations in such order or preference as the Secured Party may determine proper allowance and provision being made for any Secured Obligations not then due. Upon the final payment and satisfaction in full of all of the Secured Obligations and after making any payments required by Sections 9-608(a)(1)(C) or 9-615(a)(3) of the Uniform Commercial Code of the State, any excess shall be returned to the Parent and the Debtor. In the absence of final payment and satisfaction in full of all of the Secured Obligations, the Parent and the Debtor shall remain liable for any deficiency.

22. Overdue Amounts. Until paid, all amounts due and payable by the Debtor hereunder shall be a debt secured by the Collateral and shall bear, whether before or after judgment, interest at the default rate of interest provided in the Notes.

23. Reporting.

23.1 Subject to the Secured Party having entered into a confidentiality agreement in the form attached hereto as Exhibit B (such agreement, a “Confidentiality Agreement”), Parent and Debtor shall provide Secured Party with such financial statements and reports as Secured Party may reasonably request from time to time that Parent prepares in its ordinary course of business and that relate to Debtor and/or the Collateral.

23.2 Promptly but in any event no later than five (5) days after the end of each month, Debtor shall submit to Secured Party an email confirmation that all rent, utilities and employee wages have been paid for the preceding month.

Annex C-38

23.3 No later than five (5) days after discovery, Debtor shall submit to Secured Party a written notice of all actions, suits or proceedings filed or threatened against or affecting Debtor in any court or before any governmental commission, board, or authority which, if adversely determined (i) may result in a judgment, adverse determination, or other detriment against Debtor in excess of Two Hundred Fifty Thousand Dollars ($250,000).

23.4 Immediately after discovery, Debtor shall submit to Secured Party a written notice of any loss of or material damage to any Collateral or of any substantial adverse change in any Collateral or the prospect of its payment.

23.5 Promptly but in any event no later than five (5) days after receipt of notice of a material violation by any governmental authority.

23.6 Promptly but in any event no later than forty-eight (48) hours after receipt of a failed inspection, deficiency report or other citation from the Arizona Department of Health and Safety or any other governmental authority.

24. Books and Records; Inspections.

24.1 Books and Records; Inspection. Parent and Debtor shall keep complete and accurate books and records with respect to the Collateral and Debtor’s business and financial condition and any other matters that the Secured Party may request, in accordance with GAAP. Upon reasonable notice of no less than forty-eight (48) hours, and subject to the Secured Party having entered into a Confidentiality Agreement, Parent and Debtor shall at any reasonable time and from time to time permit the Secured Party or any representative of the Secured Party to audit, examine and make copies of any of Parent or Debtor’s books and records, and visit and inspect the Collateral and other assets of Debtor, and to discuss the business, affairs, finances, insurance, accounts and Collateral of Parent and Debtor with any of Parent or Debtor’s shareholders, officers, directors employees and other agents and with Debtor’s independent accountants. The parties agree that upon (i) the occurrence and continuation of an Event of Default or (ii) the failure by the Debtor to abide by its reporting obligations in Section 22, but, in each case, subject to the parties having entered into a Confidentiality Agreement, Secured Party, or any representative of the Secured Party, shall not be required to provide prior notice to take the actions set forth in this Section 23.1.

24.2 Authorization to Debtor’s Agents to Make Disclosures to the Secured Party. Each of the Parent and the Debtor authorizes all accountants and other Persons acting as its agent to disclose and deliver to the Secured Party’s employees, accountants, attorneys and other Persons acting as its agent, at the Parent and Debtor’s expense, all financial information, books and records, work papers, management reports and other information in their possession regarding the Debtor and the Collateral.

24.3 Collateral Exams and Inspections. Each of the Parent and the Debtor shall permit the Secured Party or its designee(s), from time to time in the Secured Party’s sole discretion and expense, to conduct an audit and examination of the Collateral or any other property of the Debtor.

25. CHOICE OF LAW; SUBMISSION TO JURISDICTION. THIS AGREEMENT HAS BEEN DELIVERED IN ARIZONA, AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF ARIZONA. THE COURTS OF ARIZONA, FEDERAL OR STATE, SHALL HAVE EXCLUSIVE JURISDICTION OF ALL LEGAL ACTIONS ARISING OUT OF THIS AGREEMENT. BY EXECUTING THIS AGREEMENT, THE UNDERSIGNED SUBMITS TO THE JURISDICTION OF THE FEDERAL AND STATE COURTS OF ARIZONA.

26. Miscellaneous. The headings of each section of this Agreement are for convenience only and shall not define or limit the provisions thereof. This Agreement and all rights and obligations hereunder shall be binding upon the Debtor and its respective successors and assigns, and shall inure to the benefit of the Secured Party and its successors and assigns.

27. Severability. If any term of this Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall in no way be affected thereby, and this Agreement shall be construed and be enforceable as if such invalid, illegal or unenforceable term had not been included herein. The Debtor acknowledges receipt of a copy of this Agreement.

[SIGNATURE PAGE FOLLOWS]

Annex C-39

IN WITNESS WHEREOF, intending to be legally bound, the parties caused this Agreement to be duly executed as of the date first above written.

DEBTOR
True Harvest Holdings, Inc.. a Delaware corporation
By:
Name:
Title:
SECURED PARTY
True Harvest, LLC, an Arizona limited liability company
By:
Name:	Michael Macchiaroli
Title:	Manager

Annex C-40

EXHIBIT A

Collateral Description

The “Collateral” consists of all of the following described property, whether now owned or hereafter acquired and wherever located, together with all replacements and substitutions therefor and all cash and non-cash proceeds (including insurance proceeds and any title and Uniform Commercial Code insurance proceeds) and products thereof, and, in the case of tangible property, together with all additions, attachments, accessions, parts, equipment and repairs now or hereafter attached or affixed thereto or used in connection therewith, excluding, however, any and all “consumer goods,” as defined in the Uniform Commercial Code of Arizona: All of Debtor’s right, title, and interest in:

(a) all types of property included within the term “equipment” as defined by the Uniform Commercial Code of Arizona (except titled motor vehicles), including machinery, furniture, appliances, trade fixtures, tools, and office and record keeping equipment;

(b) all inventory, including all goods held for sale, raw materials, work in process and materials or supplies used or consumed in Debtor’s business;

(c) all farm products;

(d) all documents; general intangibles (including payment intangibles); accounts; contract rights; chattel paper and instruments (including promissory notes); money; securities; investment properties; deposit accounts; supporting obligations; letters of credit and letter of credit rights; commercial tort claims; and records, software and information contained in computer media (such as databases, source and object codes and information therein), together with any equipment and software to create, utilize, maintain or process any such records or data on electronic media;

(e) any and all plans and specifications, designs, drawings and other matters prepared for any construction on any real property owned by or leased to Debtor or regarding any improvements and any and all construction contracts, design agreements, engineering agreements and other agreements related to the construction of any such improvements;

(f) trade names, trademarks, servicemarks, logos and goodwill; and

(g) to the extent constituting collateral with respect to which a security interest may be created pursuant to Article 9 of the UCC, amounts paid as rents, fees, charges, accounts, or other payments for the use or occupancy of rooms and other public facilities in hotels, motels, or other lodging properties.

Annex C-41

Schedule 1

Debtor Information

The exact legal name of the Debtor as that name appears on its certificate of formation: True Harvest Holdings, Inc.

The following is the location of the chief executive and a mailing address for the Debtor: ___________________________

The following is the type of organization of the Debtor: Corporation

The following is the jurisdiction of the Debtor’s organization: Delaware

Annex C-42

EXHIBIT C

(Bill of Sale)

Annex C-43

BILL OF SALE

THIS BILL OF SALE is made and entered into as of ____, 2021 by True Harvest, LLC, an Arizona limited liability company (“Seller”), in favor of True Harvest Holdings, Inc., a Delaware corporation (“Buyer”).

In consideration of a total purchase price of $50,000,000, the receipt and sufficiency of which hereby are acknowledged, Seller sells, assigns, transfers, conveys and delivers to Buyer, all of Seller’s right, title, and interest in and to the assets set forth in Exhibit A attached hereto and made a part hereof (collectively, the “Assets”).

Seller shall deliver any and all other instruments or documents required to be delivered pursuant to, or necessary or proper in order to give effect to, the provisions of this Bill of Sale, including, without limitation, all instruments of transfer as may be necessary or desirable to transfer title to all of the Seller’s rights in and to the Assets and to consummate the transactions contemplated by this Bill of Sale; provided such delivery shall be at no additional cost or expense to Seller. When reasonably requested by Buyer, Seller agrees to cooperate with Buyer in connection with any disputes or litigation involving ownership or use of the Assets that may arise after the date hereof.

This Bill of Sale shall also constitute an assignment of Seller’s entire right, title, and interest in any Assets for which an assignment is necessary or appropriate to transfer such right, title, and interest.

This Bill of Sale shall be governed by and construed in accordance with the laws of the State of Arizona without giving effect to any conflicts of law provisions.

IN WITNESS WHEREOF, the undersigned has executed this Bill of Sale as of the date first written above.

SELLER:
TRUE HARVEST, LLC
By:
Name:
Title:

Annex C-44

EXHIBIT A

ASSETS

Annex C-45

EXHIBIT D

(Assignment and Assumption)

Annex C-46

ASSIGNMENT AND ASSUMPTION AGREEMENT

This Assignment and Assumption Agreement (this “Assignment and Assumption Agreement”) is entered into as of [_______], 2021, by and between True Harvest Holdings, Inc. Greenrose Acquisition, a Delaware corporation (“Buyer”), and True Harvest, LLC, an Arizona LLC (“Seller”). Capitalized terms used herein but not otherwise defined have the respective meanings given to such terms in that certain Asset Purchase Agreement (the “Purchase Agreement”), dated as of March 12, 2021, by and between Buyer and Seller.

RECITALS

WHEREAS, Buyer and Seller entered into the Purchase Agreement;

WHEREAS, Pursuant to the terms and subject to the conditions of the Purchase Agreement, Buyer has agreed to purchase, and Seller has agreed to sell, the Purchased Assets, other than the Excluded Assets, and assume the Assumed Liabilities;

WHEREAS, Buyer and Seller now desire to carry out the intent and purpose of the Purchase Agreement by, among other things, the execution and delivery of this Assignment and Assumption Agreement;

NOW, THEREFORE, in consideration of the mutual promises contained in the Purchase Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

AGREEMENT

1. Pursuant to the Purchase Agreement and in accordance with the terms thereof, as of the date hereof, Buyer hereby assumes and becomes responsible for, and hereafter shall pay, perform and discharge as and when due, the Assumed Liabilities. Buyer is not assuming any other liability or obligation of Seller (including the Excluded Liabilities), all of which shall be retained by Seller and remain the sole responsibility of Seller.

2. Each party hereto shall, at the reasonable request of the other, execute and deliver, or cause to be executed and delivered, such additional instruments and take such further actions as may be reasonably necessary to carry out the transactions contemplated by this Assignment and Assumption Agreement.

3. This Assignment and Assumption Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. Neither party may assign its rights or obligations hereunder without the prior written consent of the other party, which consent shall not be unreasonably withheld or delayed. No assignment shall relieve the assigning party of any of its obligations hereunder.

4. This Assignment and Assumption Agreement is being executed solely to give effect to the transactions contemplated by the Purchase Agreement. Nothing in this Assignment and Assumption Agreement, express or implied, is intended to, or shall be construed to, modify, expand or limit in any way the terms of the Purchase Agreement. To the extent that any provision of this Assignment and Assumption Agreement conflicts or is inconsistent with the terms of the Purchase Agreement, the Purchase Agreement shall govern.

5. This Assignment and Assumption Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Assignment and Assumption Agreement delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Assignment and Assumption Agreement.

Annex C-47

6. If any term or provision of this Assignment and Assumption Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Assignment and Assumption Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction.

7. This Assignment and Assumption Agreement may not be amended, modified, supplemented or waived, except in writing signed by both Buyer and Seller.

8. This Assignment and Assumption Agreement shall be governed by and construed in accordance with the internal laws of the State of Arizona without giving effect to any choice or conflict of law provision or rule (whether of the State of Arizona or any other jurisdiction).

[Remainder of Page Intentionally Left Blank]

Annex C-48

IN WITNESS WHEREOF, Buyer has caused its duly authorized representative to execute this Assignment and Assumption Agreement effective as of the day and year first above written.

TRUE HARVEST HOLDINGS, INC.
By:
Name:
Title:
TRUE HARVEST, LLC
By:
Name:
Title:

Annex C-49

EXHIBIT E

(Intellectual Property Assignments)

Annex C-50

TRADEMARK ASSIGNMENT

THIS TRADEMARK ASSIGNMENT is made and entered into effective as of ___, 2021 (the “Effective Date”).

WHEREAS, True Harvest, LLC an Arizona limited liability company, having an address 4301 West Buckeye Rd, Phoenix, AZ 85043 (“Assignor”), is the owner of all right, title, and interest in and to the following registered trademarks:

Mark	Registration No.	Registration Date

“the True Harvest Marks”; and

WHEREAS, TRUE HARVEST HOLDINGS, INC., a Delaware corporation, having an address at 111 Broadway, Amityville, New York 11701 (“Assignee”), is desirous of acquiring the True Harvest Marks and all the goodwill associated therewith;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Assignor hereby assigns and transfers to Assignee, all of Assignor’s right, title and interest in and to the True Harvest Marks, together with the goodwill of the business symbolized thereby and/or associated therewith.

[SIGNATURE PAGE FOLLOWS]

Annex C-51

IN WITNESS WHEREOF, Assignor has caused this Trademark Assignment to be executed by its duly authorized officer as of the Effective Date first written above.

TRUE HARVEST, LLC
By:
Name:
Title:

Annex C-52

EXHIBIT F

(Non-Competition Agreement)

OMITTED

Annex C-53

EXHIBIT G

(Lease Assignment and Assumption Agreement)

Annex C-54

LEASE ASSIGNMENT AND ASSUMPTION AGREEMENT

This LEASE ASSIGNMENT AND ASSUMPTION AGREEMENT (this “Lease Assignment and Assumption Agreement”) is made by and between True Harvest, LLC, an Arizona limited liability company (“Assignor”), and True Harvest Holdings, Inc., a Delaware limited liability company (“Assignee”). The effective date of this Lease Assignment and Assumption Agreement is ________________, 2021 (the “Effective Date”). The assignment and assumption of the Industrial Lease dated July 25, 2017 (the “Lease”) by and between MSCP, L.L.C., an Arizona limited liability company, as landlord (“Landlord”), and Assignor, as tenant, for certain premises known as 4301 W. Buckeye Road, Phoenix, Arizona 85043 (also known as Building A with a designated address of 4315 W. Buckeye Road), as more specifically described in the Lease, as contemplated by this Lease Assignment and Assumption Agreement shall occur on the Effective Date. Capitalized terms used but not otherwise defined herein shall have the meaning ascribed to such terms in the Lease.

WHEREAS, (i) Assignor has agreed to assign, transfer, convey and deliver to Assignee all of Assignor’s right, title and interest in and to the Lease, and Assignee has agreed to acquire, accept and take assignment and delivery of such Lease; and (ii) Assignor desires that Assignee assume, and Assignee has agreed to assume from Assignor, the Lease effective as of the Effective Date, and in each case to the extent that the Lease is transferrable.

NOW, THEREFORE, in consideration of the promises and the mutual agreements and covenants herein, and intending to be legally bound hereby the parties hereto agree as follows:

1. Assignment of Assets. For value received, the sufficiency of which is hereby acknowledged, Assignor hereby assigns, transfers, conveys and delivers to Assignee, and Assignee hereby acquires, accepts and takes assignment and delivery from Assignor of all of Assignor’s rights, title and interest in and to the Lease.

2. Assumption of Assumed Liabilities. Assignee hereby agrees to assume and perform all of the obligations, liabilities, covenants, duties and agreements of Assignor arising under the Lease from and after the Effective Date.

3. Representations of Assignor. Assignor represents that:

(a) Assignor has not received notice from Landlord that Assignor is in breach or default under the Lease;

(b) To Assignor’s knowledge, neither Assignor nor Landlord is in breach of the Lease;

(c) Assignor has paid all amounts due under the Lease through the Effective Date; and

(d) To Assignor’s knowledge, the consent of Landlord is not required for the assignment of the Lease by Assignor to Assignee.

4. Further Actions. Each of the parties hereto shall use all commercially reasonable efforts to take, or cause to be taken, all appropriate action and do, or cause to be done, all things necessary, proper or advisable under applicable Law, and to execute and deliver such documents and other papers, as may be required to carry out the provisions of this Lease Assignment and Assumption Agreement and to consummate and make effective the transactions contemplated hereby.

5. Successors and Assigns. This Lease Assignment and Assumption Agreement shall be binding upon and inure solely to the benefit of the parties hereto and their respective successors and permitted assigns.

6. Amendments. No amendment or modification to any terms of this Lease Assignment and Assumption Agreement, waiver of the obligations or liabilities of Assignor or Assignee hereunder, or termination of this Lease Assignment and Assumption Agreement, shall be valid unless in writing and signed by Assignor and Assignee.

Annex C-55

7. Governing Law. This Lease Assignment and Assumption Agreement shall be governed by, and construed in accordance with, the laws of the Arizona applicable to Contracts executed in and to be performed in that state (without giving effect to its conflict of laws principles).

8. Counterparts. This Lease Assignment and Assumption Agreement may be executed and delivered (including by email or facsimile transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

[Remainder of the page intentionally left blank]

Annex C-56

IN WITNESS WHEREOF, the parties hereto have caused this Lease Assignment and Assumption Agreement to be executed and delivered as of the date first above written.

ASSIGNOR:
True Harvest, LLC, an Arizona limited liability company
By:
Name:
Title:
ASSIGNEE:
True Harvest Holdings, Inc., a Delaware corporation
By:
Name:
Title:

Annex C-57

EXHIBIT H

(Earnout Note)

Annex C-58

SECURED PROMISSORY NOTE

[$35,000,000] ______________, 202__

1. FUNDAMENTAL PROVISIONS.

The following terms will be used as defined terms in this Secured Promissory Note (as it may be amended, modified, extended and renewed from time to time, the “Note”) and certain of the other Loan Documents (as hereinafter defined):

“Borrower” shall mean True Harvest Holdings, Inc., a Delaware corporation.

“Default Interest Rate” shall mean 10.00% per annum above the Interest Rate.

“Guaranteed Obligations” shall mean as defined in the Purchase Agreement.

“Guaranty” shall mean Parent’s guaranty of the Guaranteed Obligations pursuant to Section 1.08 of the Purchase Agreement.

“Indebtedness” shall mean, with respect to any Person, without duplication, (a) any obligation of such Person for borrowed money, including, without limitation, (i) any obligation of such Person evidenced by bonds, debentures, notes or other similar debt instruments and (ii) any obligation for borrowed money which is non-recourse to the credit of such Person but which is secured by a Lien on any asset of such Person, (b) any obligation of such Person on account of deposits or advances, (c) any obligation of such Person for the deferred purchase price of any property or services, except trade accounts payable, (d) any obligation of such Person as lessee under a capitalized lease, (e) any indebtedness of another Person secured by a Lien on any asset of such first Person, whether or not such Indebtedness is assumed by such first Person, (f) all guaranties of such Person, and (g) all other items that are liabilities on a balance sheet of such Person prepared in accordance with GAAP. For all purposes of this Agreement, the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture in which such Person is a general partner or joint venturer.

“Interest Rate” shall mean a fixed rate of interest at all times equal to 8.00% per annum.

“Lender” shall mean True Harvest, LLC, an Arizona limited liability company.

“Lien” means any lien, pledge, mortgage, deed of trust, security interest, charge, claim, easement, encroachment or other similar encumbrance.

“Loan” shall mean the Earnout Payment evidenced by this Note.

“Loan Amount” shall mean [$35,000,000].

“Loan Documents” shall mean, collectively, this Note, the Security Agreement, any and all UCC financing statements perfecting Lender’s security interests in any collateral for the Loan, and any other documents evidencing the Loan or securing the repayment of the Note.

“Maturity Date” shall mean the date that is twenty-four (24) months after issuance of this Note.

“Parent” shall mean Greenrose Acquisition Corp., a Delaware corporation.

“Purchase Agreement” shall mean that certain Asset Purchase Agreement dated March 12, 2021, by and between Lender, as seller, Parent, and Borrower, as buyer.

“Secured Obligations” shall mean, collectively, all of the liabilities and obligations of Borrower and Parent under the Purchase Agreement and the Loan Documents, including, without limitation, all of the obligations of Borrower to pay the Earnout Payment (as defined in the Purchase Agreement) and all of the Guaranteed Obligations.

“Security Agreement” shall mean that certain Security Agreement dated ____________, 2021, by Borrower and Parent for the benefit of Lender.

Annex C-59

2. PROMISE TO PAY. For value received, Borrower promises to pay, in accordance with Paragraph 3(b) below, to the order of Lender at such place as the holder hereof may from time to time designate in writing, the Loan Amount, together with accrued interest from the date of disbursement on the unpaid principal balance at the Interest Rate. Lender and Borrower that this Note is the “Secured Note” under the Purchase Agreement.

3. INTEREST; PAYMENTS.

(a) Absent an Event of Default hereunder or under any of the Loan Documents, the Loan Amount shall bear interest at the Interest Rate in effect from time to time.

(b) Commencing on the one (1) month anniversary of the issuance of this Note and continuing on the corresponding day of each month thereafter through the Maturity Date, Borrower shall make consecutive monthly payments of principal and accrued, unpaid interest based upon a twenty-four (24) month amortization schedule.

4. PREPAYMENT. Borrower may prepay the Loan, in whole or in part, at any time without penalty or premium. If Borrower prepays the Loan in full, Borrower shall simultaneously with such prepayment pay all accrued unpaid interest on the principal amount prepaid.

5. LAWFUL MONEY. Principal and interest are payable in lawful money of the United States of America.

6. APPLICATION OF PAYMENTS/DEFAULT INTEREST.

(a) Absent the occurrence of an Event of Default hereunder or under any of the other Loan Documents, any payments received by the holder hereof pursuant to the terms hereof shall be applied first to the payment of all interest accrued to the date of such payment, next to principal, and the balance, if any, to the payment of sums, other than principal and interest, due Lender pursuant to the Loan Documents. Any payments received by the holder hereof after the occurrence of an Event of Default hereunder or under any of the Loan Documents, shall be applied to the amounts specified in this Paragraph 6(a) in such order as the holder hereof may, in its reasonable discretion, elect.

(b) If any payment of interest and/or principal is not received by the holder hereof when such payment is due, then in addition to the remedies conferred upon the holder hereof pursuant to Paragraph 9 hereof and the other Loan Documents, the amount due and unpaid (including, without limitation, the late charge, if any) shall bear interest at the Default Interest Rate, computed from the date on which the amount was due and payable until paid, regardless of any notice and cure periods.

7. SECURITY. This Note is secured by the Security Agreement, which creates a lien on the property described therein.

8. EVENT OF DEFAULT. The occurrence of any one or more of the following shall constitute an “Event of Default” under this Note and the other Loan Documents:

(a) Failure by Borrower or Parent to pay any monetary amount when due under any Loan Document.

(b) Failure by Borrower or Parent to pay any monetary amount (i) within ten (10) days of when due and payable, if such amount is due with respect to an employee contract or other arrangement for the payment of employees of Borrower or Parent, (ii) within ten (10) days of when due and payable, if such amount is due with respect to a regular monthly, quarterly or annual payment of rent, and (iii) within thirty (30) days of when due and payable, with respect utility payments.

(c) Failure by Borrower or Parent to comply with any term or condition applicable to Borrower or Parent under any Loan Document and the expiration of thirty (30) days after written notice of such failure by Lender to Borrower.

(d) Any representation or warranty by Borrower or Parent in any Loan Document is materially false, incorrect, or misleading as of the date made.

(e) Any final, non-appealable adverse decision, report or material penalty resulting from an inspection of Borrower’s operations or facility by any governmental authority.

Annex C-60

(f) Borrower or Parent (i) is unable or admits in writing its inability to pay its respective monetary obligations as they become due, (ii) makes a general assignment for the benefit of creditors, or (iii) applies for, consents to, or acquiesces in, the appointment of a trustee, receiver, or other custodian for itself or its property or any part thereof, or in the absence of such application, consent, or acquiescence, a trustee, receiver, or other custodian is appointed for it or its property or any part thereof, and such appointment is not discharged within sixty (60) days.

(g) Commencement of any case under the Bankruptcy Code, Title 11 of the United States Code, or commencement of any other bankruptcy arrangement, reorganization, receivership, custodianship, or similar proceeding under any federal, state, or foreign law by or against Borrower or Parent and with respect to any such case or proceeding that is involuntary, such case or proceeding is not dismissed with prejudice within sixty (60) days of the filing thereof.

(h) Commencement of any action or proceeding which seeks as one of its remedies the dissolution of Borrower or Parent.

(i) One or more final, non-appealable judgments from a court or before any governmental commission, board or authority which result in adverse determination against the Borrower in excess of Two Million ($2,000,000) in the aggregate.

(j) The failure to timely pay rent, utilities or employee wages.

(k) All or any material part of the property of Borrower or Parent is attached, levied upon, or otherwise seized by legal process, and such attachment, levy, or seizure is not quashed, stayed, or released within thirty (30) days of the date thereof.

(l) The occurrence of any default under any other Loan Document, including, without limitation, any default in any agreement, obligation or instrument between Borrower or Parent and any affiliate of Lender, which continues beyond any applicable notice and cure period.

9. REMEDIES. Upon the occurrence of an Event of Default, then at the option of Lender, the entire balance of principal together with all accrued interest thereon, and all other amounts payable by Borrower under the Loan Documents shall, without demand or notice, immediately become due and payable. Upon the occurrence of an Event of Default (and so long as such Event of Default shall continue), all amounts due and payable by Borrower under the Loan Documents shall bear interest at the Default Interest Rate, subject to the limitations contained in Paragraph 14 hereof. No delay or omission on the part of the holder hereof in exercising any right under this Note or under any of the other Loan Documents hereof shall operate as a waiver of such right.

10. WAIVER. Borrower, endorsers, guarantors, and sureties of this Note hereby waive diligence, demand for payment, presentment for payment, protest, notice of nonpayment, notice of protest, notice of intent to accelerate, notice of acceleration, notice of dishonor, and notice of nonpayment, and all other notices or demands of any kind (except notices specifically provided for in the Loan Documents) and expressly agree that, without in any way affecting the liability of Borrower, endorsers, guarantors, or sureties, the holder hereof may extend any maturity date or the time for payment of any installment due hereunder, otherwise modify the Loan Documents, accept additional security, release any Person liable, and release any security or guaranty. Borrower, endorsers, guarantors, and sureties waive, to the full extent permitted by law, the right to plead any and all statutes of limitations as a defense.

11. CHANGE, DISCHARGE, TERMINATION, OR WAIVER. No provision of this Note may be changed, discharged, terminated, or waived except in a writing signed by the party against whom enforcement of the change, discharge, termination, or waiver is sought. No failure on the part of the holder hereof to exercise and no delay by the holder hereof in exercising any right or remedy under this Note or under the law shall operate as a waiver thereof.

12. ATTORNEYS’ FEES. If this Note is not paid when due or if any Event of Default occurs, Borrower promises to pay all reasonable and documented costs of enforcement and collection and preparation therefor, including but not limited to, reasonable attorneys’ fees, whether or not any action or proceeding is brought to enforce the provisions hereof (including, without limitation, all such costs incurred in connection with any bankruptcy, receivership, or other court proceedings (whether at the trial or appellate level)).

Annex C-61

13. SEVERABILITY. If any provision of this Note is unenforceable, the enforceability of the other provisions shall not be affected and they shall remain in full force and effect.

14. INTEREST RATE LIMITATION. Borrower hereby agrees to pay an effective rate of interest that is the sum of the interest rate provided for herein, together with any additional rate of interest resulting from any other charges of interest or in the nature of interest paid or to be paid in connection with the Loan, including, any other fees to be paid by Borrower pursuant to the provisions of the Loan Documents. Lender and Borrower agree that none of the terms and provisions contained herein or in any of the Loan Documents shall be construed to create a contract for the use, forbearance or detention of money requiring payment of interest at a rate in excess of the maximum interest rate permitted to be charged by the laws of the State of Arizona. In such event, if any holder of this Note shall collect monies which are deemed to constitute interest which would otherwise increase the effective interest rate on this Note to a rate in excess of the maximum rate permitted to be charged by the laws of the State of Arizona, all such sums deemed to constitute interest in excess of such maximum rate shall, at the option of the holder, be credited to the payment of other amounts payable under the Loan Documents or returned to Borrower.

15. NUMBER AND GENDER. In this Note the singular shall include the plural and the masculine shall include the feminine and neuter gender, and vice versa.

16. HEADINGS. Headings at the beginning of each numbered section of this Note are intended solely for convenience and are not part of this Note.

17. INTEGRATION. The Loan Documents contain the complete understanding and agreement of the holder hereof and Borrower and supersede all prior representations, warranties, agreements, arrangements, understandings, and negotiations.

18. BINDING EFFECT. The Loan Documents will be binding upon, and inure to the benefit of, the holder hereof, Borrower, and their respective successors and assigns. Borrower may not delegate its obligations under the Loan Documents.

19. SURVIVAL. The representations, warranties, and covenants of the Borrower in the Loan Documents shall survive the execution and delivery of the Loan Documents and the making of the Loan.

20. GOVERNING LAW; JURISDICTION.

(a) THIS NOTE HAS BEEN DELIVERED IN ARIZONA, AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF ARIZONA, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES.

(b) Borrower irrevocably and unconditionally agrees that it will not commence any action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, against the Lender or any affiliate of the Lender in any way relating to this Note or any other Loan Document or the transactions relating hereto or thereto, in any forum other than the courts of the State of Arizona sitting in Maricopa County, and of the United States District Court of the District of Arizona , and any appellate court from any thereof, and each of the parties hereto irrevocably and unconditionally submits to the jurisdiction of such courts and agrees that all claims in respect of any such action, litigation or proceeding may be heard and determined in such Arizona State court or, to the fullest extent permitted by applicable law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action, litigation or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Note or in any other Loan Document shall affect any right that the Lender may otherwise have to bring any action or proceeding relating to this Note or any other Loan Document against the Borrower or any other Loan Party or its properties in the courts of any jurisdiction.

Annex C-62

21. JURY WAIVER. BORROWER AND LENDER (BY ITS ACCEPTANCE HEREOF) HEREBY VOLUNTARILY, KNOWINGLY, IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) BETWEEN OR AMONG BORROWER AND LENDER ARISING OUT OF OR IN ANY WAY RELATED TO THIS NOTE OR ANY OTHER RELATED DOCUMENT OR LOAN DOCUMENT. THIS PROVISION IS A MATERIAL INDUCEMENT TO LENDER TO PROVIDE THE FINANCING DESCRIBED HEREIN OR IN THE OTHER LOAN DOCUMENTS.

22. TIME OF THE ESSENCE. Time is of the essence with regard to each provision of the Loan Documents as to which time is a factor.

[SIGNATURE PAGE FOLLOWS]

Annex C-63

IN WITNESS WHEREOF, Borrower has executed this Note as of the date first written above.

True Harvest Holdings, Inc., a Delaware corporation
By:
Name:
Title:

Annex C-64

ANNEX D

AMENDMENT NO. 1 TO MERGER AGREEMENT

This AMENDMENT NO. 1 (this “Amendment”) to the AGREEMENT AND PLAN OF MERGER (the “Merger Agreement”), made as of March 12, 2021, by and among THERAPLANT, LLC, a Connecticut limited liability company (the “Company”), Greenrose Acquisition Corp, a Delaware corporation (“Parent”), GNRS CT Merger Sub, LLC, a Delaware limited liability corporation (“Merger Sub”), and Shareholder Representative Services LLC, a Colorado limited liability company solely in its capacity as the representative of the Selling Securityholders (the “Selling Securityholders’ Representative”), is entered into on August 10, 2021. Terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Merger Agreement.

WITNESSETH:

WHEREAS, reference is hereby made to the Merger Agreement (capitalized terms used but not defined herein shall have the meaning given such terms in the Merger Agreement); and

WHEREAS, in light of the anticipated impact on the business of the Company of the June, 2021 legalization of the adult recreational cannabis market in Connecticut, the Parties now desire to increase the aggregate consideration provided to the Selling Securityholders and to amend certain other provisions of the Merger Agreement as hereinafter set forth.

NOW, THEREFORE, in accordance with Section 9.11 of the Merger Agreement, in consideration of the mutual promises and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Merger Agreement is hereby amended as follows:

1.      The following terms are added to Section 10.1 Definitions in alphabetical order:

“Parent Common Stock Price” means the volume weighted average price per share of Parent Common Stock (rounded down to the nearest cent) on the OTCQX for the twenty (20) consecutive trading days ending on (and including) the last full trading day immediately prior to, the date that is two (2) days prior to the date on which the Registration Statement is declared effective by the SEC, as reported by the Wall Street Journal for each such trading day, or, if not reported by the Wall Street Journal, any other authoritative source mutually agreed by Parent and the Company.

“Registration Rights Agreement” means the Registration Rights Agreement in substantially the form attached hereto as Exhibit A.

“Stock Consideration” means an aggregate of five million shares (5,000,000) of Parent Common Stock valued at Fifty Million Dollars ($50,000,000) to be included as part of the Aggregate Consideration payable in the Merger and issued by Parent through Merger Sub at Closing to Selling Securityholders.

2.      Section 1.6 of the Merger Agreement is hereby amended by replacing Section 1.6 of the Merger Agreement in its entirety with the following:

1.6 Aggregate Consideration. The aggregate amount (including any amounts withheld pursuant to Section 1.13) of consideration to be paid or issued by Parent in respect of all Company Units shall be an amount (the “Aggregate Consideration”) equal to the sum of the amounts set forth in the following subsections (a) through (f):

(a)     an amount equal to (i) One Hundred Million Dollars ($100,000,000), minus (ii) the Escrow Amount, minus (iii) the Expense Amount, minus (iv) the Managing Member Expense Amount (such amount, the “Initial Consideration”);

(b)    an amount equal to the difference between the Estimated Closing Net Working Capital, as determined in accordance with Section 1.13, and the Base Net Working Capital, to the extent a positive number, if any;

(c)     the amount released from the Escrow Fund pursuant to Section 7.5(a), if any;

Annex D-1

(d)    the amount released from the Expense Fund pursuant to Section 9.13(c), if any;

(e)     the amount released from the Managing Member Expense Fund pursuant to Section 9.17, if any; and

(f)     Stock Consideration comprised of unregistered shares of Parent Common Stock valued at $10.00 per share payable in the aggregate amount of Fifty Million Dollars ($50,000,000), issuable to the Selling Securityholders in share amounts specified in writing to Parent by Selling Securityholders’ Representative.

The number of shares of Parent Common Stock comprising the Stock Consideration is subject to upward adjustment in the event that the Registration Statement filed pursuant to the Registration Agreement has not been declared effective 75 days after the completion of the Merger and the Parent Common Stock Price is less than $10.00 per share. If the Parent Common Stock Price is less than $10.00 per share, Parent shall cause to be issued to Selling Securityholders, in amounts to be confirmed by the Selling Securityholder Representative, that number of additional shares of Parent Common Stock which, multiplied by the Parent Common Stock Price, adds additional Stock Consideration in such amount that aggregate Stock Consideration to the Company’s equity holders equals $50,000,000 (using the Parent Common Stock Price); provided, however, any obligation of Parent to issue such additional shares of Parent Common Stock shall not exceed Five Million Dollars ($5,0000,000) of additional Parent Common Stock, valued at the Parent Common Stock Price.

(g)    The Company hereby represents and warrants:

(i)     each Company Member is either (i) an “accredited investor” within the meaning of the Securities Act of 1933 and the rules and regulations thereunder or (ii) a person (either alone or with a purchaser representative) having sufficient knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of receiving Parent Common Stock; provided that there shall be no more than 35 Company Members who are not “accredited investors”; and

(ii)    Each of the Company Members shall execute, or cause to be duly executed on its behalf, such documentation as may be reasonably requested by Parent in connection with confirming its status as an accredited investor and completing and providing appropriate disclosure for inclusion in any registration statement filed with the Securities and Exchange Commission relating to the resale of Parent’s Common Stock issued to such Company Member as Merger consideration.

3.      Section 5.5 of the Merger Agreement is hereby amended by adding the following language to the end of such section:

Notwithstanding anything else herein provided, Parent shall bear (i) 50% of all documented accounting transaction expenses incurred by the Company in connection with the auditor review of the Company’s 2021 first quarter financial statements, and (ii) all documented legal, accounting and other transaction expenses of the Company incurred in connection with the Merger from and after the date of this Amendment (including, for the avoidance of doubt, accounting transaction expenses incurred by the Company in connection with the auditor review of the Company’s 2021 second quarter financial statements).

4.      Section 8.1(b) of the Merger Agreement is amended by replacing the termination date of “August 13, 2021” with “November 30, 2021”.

5.      The parties agree to coordinate the public disclosure of this Amendment as promptly as practicable in accordance with applicable law and the terms of the Merger Agreement as amended hereby on a Form 8-K to be timely filed by Parent with the Securities and Exchange Commission.

6.      The Parties agree to cooperate in good faith and to take such further actions as may be reasonably required to give full force and effect to this Amendment (including, without limitation, by preparing and executing revised or additional Transaction Documents (including, but not limited to, the Registration Rights Agreements) and/or updating applicable disclosure schedules, including (without limitation) with

Annex D-2

respect to Sections 2.15 and 4.1(d)(i). Notwithstanding the foregoing or anything in this Amendment or the Agreement (including Section 4.2 thereof) to the contrary, following the date of this Amendment, clauses (i) and (ii) of Section 4.2(a) shall be null and void and of no further force or effect.

7.      Except as amended hereby, the terms and provisions of the Merger Agreement shall remain in full force and effect, and the Merger Agreement is in all respects confirmed. On and after the date of this Amendment, each reference in the Merger Agreement to the “Agreement”, “hereinafter”, “herein”, “hereunder”, “hereof”, or words of similar import shall mean and be a reference to the Merger Agreement as amended by this Amendment.

8.      This Amendment may be executed in one or more counterparts (including by means of facsimile signature pages or other electronic means), all of which shall be considered one and the same agreement and shall become effective when one or more such counterparts have been signed by each of the parties and delivered to the other party.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]
Annex D-3

IN WITNESS WHEREOF, the parties have caused this Amendment to be signed by their duly authorized representatives, all as of the date first written above.

GREENROSE ACQUISITION CORP.
By:	/s/ William F. Harley III
Name:	William F. Harley III
Title:	Chief Executive Officer

GNRS CT MERGER SUB, LLC

By:	/s/ William F. Harley III
Name:	William F. Harley III
Title:	Manager

THERAPLANT, LLC, acting by and through its Steering Committee

By:	/s/ Daniel Emmans
Name:	Daniel Emmans
Title:	Steering Committee Member

SHAREHOLDER REPRESENTATIVE SERVICES LLC, solely in its capacity as the Selling Securityholders’ Representative

By:	/s/ Sam Riffe
Name:	Sam Riffe
Title:	Managing Director

[Signature Page to Amendment No. 1 to Agreement and Plan of Merger]

Annex D-4

ANNEX E

AMENDMENT NO. 1 TO ASSET PURCHASE AGREEMENT

This AMENDMENT NO. 1 (this “Amendment”) to the ASSET PURCHASE AGREEMENT (the “Purchase Agreement”), made as of March 12, 2021, by and among True Harvest, LLC, an Arizona limited liability company (“Seller”), Greenrose Acquisition Corp, a Delaware corporation (“Parent”), and True Harvest Holdings, Inc., a Delaware corporation (“Buyer”), is entered into on July 2, 2021. Terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Purchase Agreement.

WITNESSETH:

WHEREAS, pursuant to the Purchase Agreement, Buyer has agreed to purchase from Seller, and Seller has agreed to sell to Buyer, on the terms and subject to the conditions set forth in the Purchase Agreement, the Purchased Assets, and Buyer has agreed to assume from Seller the Assumed Liabilities; and

WHEREAS, the Parties now desire to amend certain provisions of the Purchase Agreement as hereinafter set forth.

NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Purchase Agreement is hereby amended as follows:

1.      The table in Section 1.05(c) of the Purchase Agreement is hereby deleted and replaced in its entirety with the following table:

36 Month Price Point
Percentage of Earnout	Flower Production – average price
0%	<$2,199
20%	$2,200 – $2,199
50%	$2,200 – $2,499
80%	$2,500 – $2,799
100%	$2,800+

2.      A new Section 1.05.1 Hurdle Amount is hereby added to the Purchase Agreement, and shall read as follows:

(a)     Subject to the terms of this Section 1.05.1, and notwithstanding anything in this Agreement to the contrary, the Purchase Price will be adjusted based on the achievement of certain revenue targets set forth in Section 1.05.1(b) below (the “Purchase Price Adjustments), by the addition of (i) up to a maximum of Four Million Seven Hundred Thousand Dollars ($4,700,000) added to the principal amount of the Secured Note described in Section 1.04(b); and (ii) up to a maximum of One Million Four Hundred Thousand Dollars ($1,400,000) in additional debt assumed by Buyer pursuant to Section 1.04(c) (collectively, the “Maximum Purchase Price Adjustments”). The Purchase Price Adjustments will take place as follows:

(i)     If year-to-date revenue (“YTD Revenue”) of the Business as of the Closing meets or surpasses the applicable Hurdle Amount for the relevant month, as further described below, the Maximum Purchase Price Adjustments shall be made. If YTD Revenue does not meet the applicable Hurdle Amount, then the Purchase Price Adjustments shall be reduced pursuant to Section 1.05.1(a)(iii) below. Calculations of YTD Revenue shall be made at the time of Closing for the most recent full calendar month prior to the Closing. By way of example only, if the Closing takes place on any day in the month of September, YTD Revenue will be calculated based on revenue achieved as of August 31. For the purposes of this Section 1.05.1, “revenue” shall include all completed sales as of the end of any calendar month that are shown as receivables on the financial statements of the Business with standard commercial terms, regardless of whether the Business has actually collected such revenue.

Annex E-1

(ii)    If the Business has any products that place in the top three (3) slots of the 2021 High Times Cannabis Cup Arizona competition, scheduled to be announced on August 15, 2021, then the 75% Hurdle Amount, as defined below, shall apply to the calculation of the Purchase Price Adjustments. In all other events, the 80% Hurdle Amount, as defined below, shall apply to the calculation of the Purchase Price Adjustments, including if the Closing occurs prior to the announcement of the 2021 High Times Cannabis Cup Arizona competition results.

(iii)   If YTD Revenue does not meet the applicable Hurdle Amount, the Purchase Price Adjustments shall be reduced from the Maximum Purchase Price Adjustments by the percentage shortfall of the YTD Revenue from the applicable Hurdle Amount for the applicable period. By way of example only, if Closing occurs in September and the 75% Hurdle Amount applies, and YTD Revenue is $8,826,712.00 (or 80% of the applicable hurdle amount), then the Maximum Purchase Price Adjustments shall be reduced by the 20% shortfall, so that (i) Three Million Seven Hundred Sixty Thousand Dollars ($3,760,000) would be added to the principal amount of the Secured Note; and (ii) Buyer would assume One Million One Hundred Twenty Thousand Dollars ($1,120,000) in additional debt.

(b)    The YTD Revenue, 80% Hurdle and 75% Hurdle will be determined in accordance with the following table:

Month End	YTD Revenue	80% Hurdle	75% Hurdle
July	$12,293,258	$9,834,606	$9,219,944
August	$14,711,187	$11,768,949	$11,033,390
September	$17,643,503	$14,114,802	$13,232,627
October	$21,090,206	$16,872,165	$15,817,655
November	$24,698,916	$19,759,133	$18,524,187

3.      A new Section 6.02(i) is hereby added to the Purchase Agreement, and shall read as follows:

(i)     Seller and Buyer confirm that the Purchase Price Adjustments set forth in Section 2 of this Amendment are expressly conditioned upon fulfillment or waiver of this Section 6.02(i). All eight (8) rooms slated for grow at the Business (collectively, “Grow Rooms”) shall have been substantially constructed by Seller and shall be in a condition ready to accept plants for grow prior to Closing, without regard to whether such Grow Rooms actually contain plants at the Closing. Buyer shall inspect (or cause Buyer’s designated representative to inspect) the Grow Rooms at a time mutually agreed with Seller during the first two weeks of August 2021 (the “Inspection Period”) and, during or within two (2) business days of such inspection, shall notify Seller of any deficiencies with the Grow Rooms, which Seller shall then have the opportunity to cure prior to the Closing with mutually satisfactory changes. If Buyer (a) notes any deficiencies and Seller timely cures such deficiencies, or (b) does not note any deficiencies with the Grow Rooms during the Inspection Period, or (c) does not inspect the Grow Rooms during the Inspection Period, then, upon presentation to Buyer by Seller of a duly executed Certificate of Compliance on or prior to the Closing, the Grow Rooms shall be deemed to be complete and this Section 6.02(i) shall be deemed to be satisfied in full, provided, however, if the Closing occurs prior to August 31, 2021, then this condition shall be deemed satisfied in full, even if the Grow Rooms are not substantially constructed, without the requirement of delivery of a Certificate of Compliance by Seller.

4.      The “Drop Dead Date” set forth in Section 8.01(b)(i) of the Purchase Agreement is hereby amended to be “November 30, 2021”.

5.      The Parties agree to cooperate in good faith and to take such further actions as may be reasonably required to give full force and effect to their mutual intent in connection with entering into this Amendment and consummating the transactions contemplated hereby and by the Purchase Agreement (including, without limitation, by preparing and executing revised or additional Transaction Documents and/or updating applicable disclosure schedules).

Annex E-2

6.      Except as amended hereby, the terms and provisions of the Purchase Agreement shall remain in full force and effect, and the Purchase Agreement is in all respects confirmed. On and after the date of this Amendment, each reference in the Purchase Agreement to the “Agreement”, “hereinafter”, “herein”, “hereunder”, “hereof”, or words of similar import shall mean and be a reference to the Purchase Agreement as amended by this Amendment.

7.      This Amendment may be executed in one or more counterparts (including by means of facsimile signature pages or other electronic means), all of which shall be considered one and the same agreement, and shall become effective when one or more such counterparts have been signed by each of the parties and delivered to the other party.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO ASSET PURCHASE AGREEMENT

Annex E-3

IN WITNESS WHEREOF, each of the Parties hereto has caused this Amendment to be executed by its duly authorized representative effective as of the date first set forth above.

SELLER:

TRUE HARVEST, LLC

By:	/s/ Michael Macchiaroli
Name:	Michael Macchiaroli
Title:	Manager

PARENT:

GREENROSE ACQUISITION CORP

By:	/s/ William F. Harley III
Name:	William F. Harley III
Title:	Chief Executive Officer

BUYER:

TRUE HARVEST HOLDINGS, INC.

By:	/s/ William F. Harley III
Name:	William F. Harley III
Title:	Chief Executive Officer

[Signature Page to Amendment No. 1 to Asset Purchase Agreement]

Annex E-4

ANNEX F

SECOND AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

THE GREENROSE HOLDING COMPANY INC.

Pursuant to Section 245 of the
Delaware General Corporation Law

The Greenrose Holding Company Inc., a corporation existing under the laws of the State of Delaware (the “Corporation”), by its Chief Executive Officer, hereby certifies as follows:

1.      The name of the Corporation is “The Greenrose Holding Company Inc..”

2.      The Corporation’s was initially named Greenrose Acquisition Corp. and its Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on August 26, 2019.

3.      The Amended Restated Certificate of Incorporation was field in the office of the Secretary of State of Delaware on February 10, 2020.

4.      This Second Amended Restated Certificate of Incorporation restates, integrates and amends the Certificate of Incorporation of the Corporation.

5.      This Second Amended and Restated Certificate of Incorporation was duly adopted by joint written consent of the directors and vote of the stockholders of the Corporation in accordance with the applicable provisions of Sections 141(f), 228, 242 and 245 of the Delaware General Corporation Law (the “DGCL”).

6.      The text of the Certificate of Incorporation of the Corporation is hereby amended and restated to read in full as follows:

FIRST: The name of the corporation is The Greenrose Holding Company Inc. (hereinafter sometimes referred to as the “Corporation”).

SECOND: The registered office of the Corporation is to be located 251 Little Falls Drive, in the City of Wilmington, County of New Castle, Zip Code 19808. The name of its registered agent at that address is Corporation Service Company.

THIRD: The purpose of the Corporation shall be to engage in any lawful act or activity for which corporations may be organized under the DGCL. In addition to the powers and privileges conferred upon the Corporation by law and those incidental thereto, the Corporation shall possess and may exercise all the powers and privileges that are necessary or convenient to the conduct, promotion or attainment of the business or purposes of the Corporation including, but not limited to, a Business Combination (as defined below).

FOURTH: The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is 151,000,000 of which 150,000,000 shares shall be Common Stock of the par value of $0.0001 per share and 1,000,000 shares shall be Preferred Stock of the par value of $0.0001 per share.

A. Preferred Stock. The Board of Directors is expressly granted authority to issue shares of the Preferred Stock, in one or more series, and to fix for each such series such voting powers, full or limited, and such designations, preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issue of such series (a “Preferred Stock Designation”) and as may be permitted by the DGCL. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all of the then outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, without a separate vote of the holders of the Preferred Stock, or any series thereof, unless a vote of any such holders is required pursuant to any Preferred Stock Designation.

Annex F-1

B. Common Stock. Except as otherwise required by law or as otherwise provided in any Preferred Stock Designation, the holders of the Common Stock shall exclusively possess all voting power and each share of Common Stock shall have one vote.

FIFTH: [Introduction to and Provisions A through J of former article FIFTH relating to target business acquisition period are deleted.]

SIXTH: The following provisions are inserted for the management of the business and for the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:

A. Election of directors need not be by ballot unless the by-laws of the Corporation so provide.

B. In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board of Directors is expressly authorized to make, alter and repeal the by-laws of the Corporation, subject to the power of the stockholders of the Corporation to alter or repeal any by-law whether adopted by them or otherwise.

C. The directors in their discretion may submit any contract or act for approval or ratification at any annual meeting of the stockholders or at any special meeting of the stockholders called for the purpose of considering any such act or contract, and any contract or act that shall be approved or be ratified by the vote of the holders of a majority of the stock of the Corporation which is represented in person or by proxy at such meeting and entitled to vote thereat (provided that a lawful quorum of stockholders be there represented in person or by proxy), unless a higher vote is required by applicable law, shall be as valid and binding upon the Corporation and upon all the stockholders as though it had been approved or ratified by every stockholder of the Corporation, whether or not the contract or act would otherwise be open to legal attack because of directors’ interests, or for any other reason.

D. In addition to the powers and authorities hereinbefore or by statute expressly conferred upon them, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation; subject, nevertheless, to the provisions of the statutes of the State of Delaware, of this Certificate of Incorporation, and to any by-laws from time to time made by the stockholders; provided, however, that no by-law so made shall invalidate any prior act of the directors which would have been valid if such by-law had not been made.

SEVENTH: A. A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL, or (iv) for any transaction from which the director derived an improper personal benefit. If the DGCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended. Any repeal or modification of this paragraph A by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation with respect to events occurring prior to the time of such repeal or modification.

B. The Corporation, to the full extent permitted by Section 145 of the DGCL, as amended from time to time, shall indemnify all persons whom it may indemnify pursuant thereto. Expenses (including attorneys’ fees) incurred by an officer or director in defending any civil, criminal, administrative, or investigative action, suit or proceeding for which such officer or director may be entitled to indemnification hereunder shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the Corporation as authorized hereby.

EIGHTH: Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may

Annex F-2

be, agree to any compromise or arrangement and to any reorganization of this Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

NINTH: A. Unless the Corporation consents in writing to the selection of an alternative forum, the sole and exclusive forum for any stockholder (including a beneficial owner) to bring (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim arising pursuant to any provision of the DGCL, this Certificate of Incorporation or the Corporation’s Bylaws, or (iv) any action asserting a claim governed by the internal affairs doctrine shall be the Court of Chancery of the State of Delaware (or if the Court of Chancery does not have jurisdiction, another state court located within the State of Delaware, or if no state court located within the State of Delaware has jurisdiction, the federal district court for the District of Delaware) in all cases subject to the court’s having personal jurisdiction over the indispensable parties named as defendants.

B. If any action the subject matter of which is within the scope of Section A immediately above is filed in a court other than a court located within the State of Delaware (a “Foreign Action”) in the name of any stockholder, such stockholder shall be deemed to have consented to (i) the personal jurisdiction of the state and federal courts located within the State of Delaware in connection with any action brought in any such court to enforce paragraph A immediately above (an “FSC Enforcement Action”) and (ii) having service of process made upon such stockholder in any such FSC Enforcement Action by service upon such stockholder’s counsel in the Foreign Action as agent for such stockholder.

C. If any provision or provisions of this Article Ninth shall be held to be invalid, illegal or unenforceable as applied to any person or entity or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Article Ninth (including, without limitation, each portion of any sentence of this Article Ninth containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) and the application of such provision to other persons or entities and circumstances shall not in any way be affected or impaired thereby. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article Ninth.

TENTH: The doctrine of corporate opportunity, or any other analogous doctrine, shall not apply with respect to the Corporation or any of its officers or directors in circumstances where the application of any such doctrine would conflict with any fiduciary duties or contractual obligations they may have as of the date of this Certificate of Incorporation or in the future. In addition to the foregoing, the doctrine of corporate opportunity shall not apply to any other corporate opportunity with respect to any of the directors or officers of the Corporation unless such corporate opportunity is offered to such person solely in his or her capacity as a director or officer of the Corporation and such opportunity is one the Corporation is legally and contractually permitted to undertake and would otherwise be reasonable for the Corporation to pursue.

ELEVENTH: The Securities owned or controlled by an Unsuitable Person or an affiliate of an Unsuitable Person shall be redeemable by the Corporation or the applicable affiliated company of the Corporation, out of funds legally available therefor, as directed by a cannabis licensing authority acting in accordance with applicable law or regulation and, if not so directed, as and to the extent deemed necessary or advisable by the Board of Directors, in which event the Corporation shall deliver a Redemption Notice to the Unsuitable Person or its affiliate and shall redeem or purchase or cause one or more companies affiliated with the Corporation to purchase the Securities on the redemption date and for the redemption price set forth in the redemption notice. From and after the redemption date, such Securities shall no longer be deemed to be outstanding, such Unsuitable Person or affiliate of such Unsuitable Person shall cease to be a stockholder, member, partner or owner, as applicable, of the Corporation or and/or ay company affiliated with the Corporation with respect to such Securities, and all rights of such Unsuitable Person or affiliate of such Unsuitable Person in such Securities, other than the right to receive the redemption price, shall cease. In accordance with the requirements of the redemption notice, such Unsuitable Person or its affiliate shall surrender the certificate(s), if any, representing the Securities to be so redeemed. As used herein the term (i) “Securities” shall mean any security issued by the Corporation or any company affiliated with the Corporation, and (ii) the term “Unsuitable Person” shall mean any individual or entity whose regulatory or criminal records make the Corporation (or any affiliated company of the Corporation) ineligible to obtain or retain a cannabis license in accordance with applicable law as determined or directed by a cannabis licensing authority acting under applicable law or regulation.

Annex F-3

IN WITNESS WHEREOF, the Corporation has caused this Amended and Restated Certificate of Incorporation to be signed by William F. Harley III, its Chief Executive Officer, as of the ___th day of October, 2021.

/s/ William F. Harley III
William F. Harley III
Chief Executive Officer

Annex F-4

ANNEX G

THE GREENROSE HOLDING COMPANY INC.
2021 EQUITY INCENTIVE PLAN

THE GREENROSE HOLDING COMPANY INC.
2021 EQUITY INCENTIVE PLAN

1. DEFINITIONS. The following terms, when used in the Plan, will have the meanings and be subject to the provisions set forth below:

“Administrator”: The Board or the Compensation Committee, except that the Board or the Compensation Committee may delegate (i) to one or more of its members such of its duties, powers and responsibilities as it may determine; (ii) to one or more officers of the Company the power to grant rights or options to the extent permitted by Section 157(c) of the Delaware General Corporation Law; (iii) to one or more officers of the Company the authority to allocate other Awards among such persons (other than officers of the Company) eligible to receive Awards under the Plan as such delegated officer or officers determine consistent with such delegation; provided, that with respect to any delegation described in this clause (iii) the Board or the Compensation Committee (or a properly delegated member or members of the Board or such Compensation Committee) shall have authorized the issuance of a specified number of Shares under such Awards and shall have specified the consideration, if any, to be paid therefor; and (iv) to such Employees or other persons as it determines such ministerial tasks as it deems appropriate. In the event of any delegation described in the preceding sentence, the term “Administrator” shall include the person or persons so delegated to the extent of such delegation. The Board may, at its discretion, impose requirements on the composition of the Compensation Committee (for any specific Plan purpose or for all Plan purposes) in order to meets specific requirements under applicable law.

“Affiliate”: Any corporation or other entity owning, directly or indirectly, 50% or more of the outstanding Stock of the Company, or in which the Company or any such corporation or other entity owns, directly or indirectly, 50% of the outstanding capital stock (determined by aggregate voting rights) or other voting interests.

“Award”: A grant under the Plan to a Participant of any one or any combination of the following:

(i) Stock Options.

(ii) SARs.

(iii) Restricted Stock.

(iv) Unrestricted Stock.

(v) Stock Units, including Restricted Stock Units.

(vi) Performance Awards.

(vii) Cash Awards.

(viii) Awards (other than Awards described in (i) through (vii) above) that are convertible into or otherwise based on Stock.

“Board”: The Board of Directors of the Company.

“Cash Award”: An Award denominated in cash.

“Change in Control” means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i) a sale, lease or other disposition of all or substantially all of the assets of the Company;

Annex G-1

(ii) an acquisition by any Exchange Act Person of the beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act, or comparable successor rule) of securities of the Company representing at least 50% of the combined voting power entitled to vote in the election of directors other than by virtue of a merger, consolidation or similar transaction;

(iii) a merger, consolidation or similar transaction in which the Company is not the surviving corporation; or

(iv) a reverse merger, consolidation or similar transaction in which the Company is the surviving corporation but the shares of Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

Notwithstanding the foregoing definition or any other provision of this Plan, the term Change in Control will not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company.

“Code”: The U.S. Internal Revenue Code of 1986 as from time to time amended and in effect, or any successor statute as from time to time in effect.

“Compensation Committee”: The Compensation Committee of the Board, if any. If there is no Compensation Committee of the Board, the Board itself will be the Compensation Committee for purposes of this Plan.

“Company”: The Greenrose Holding Company Inc.

“Contributing Misconduct”: An act of embezzlement, fraud or breach of fiduciary duty during the Participant’s employment or service that contributed to an obligation to restate the Company’s financial statements.

“Covered Transaction”: Any of (i) a consolidation, merger, or similar transaction or series of related transactions, including a sale or other disposition of stock, in which the Company is not the surviving corporation or which results in the acquisition of all or substantially all of the Company’s then outstanding common stock by a single person or entity or by a group of persons and/or entities acting in concert, (ii) an acquisition by any Exchange Act Person of the beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act, or comparable successor rule) of securities of the Company representing at least 50% of the combined voting power entitled to vote in the election of directors other than by virtue of a merger, consolidation or similar transaction; (iii) a sale or transfer of all or substantially all the Company’s assets, or (iv) a dissolution or liquidation of the Company. Where a Covered Transaction involves a tender offer that is reasonably expected to be followed by a merger described in clause (i) (as determined by the Administrator), the Covered Transaction shall be deemed to have occurred upon consummation of the tender offer.

“Disability”: With respect to a Participant, the inability of such Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than 12 months, as provided in Sections 22(e)(3) and 409A(a)(2)(c)(i) of the Code, and will be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.

“Employee”: Any person who is employed by the Company or an Affiliate.

“Employment”: A Participant’s employment or other service relationship with the Company and its Affiliates. Employment will be deemed to continue, unless the Administrator expressly provides otherwise, so long as the Participant is employed by, or otherwise is providing services in a capacity described in Section 5 to the Company or its Affiliates. If a Participant’s employment or other service relationship is with an Affiliate and that entity ceases to be an Affiliate, the Participant’s Employment will be deemed to have terminated when the entity ceases to be an Affiliate unless the Participant transfers Employment to the Company or its remaining Affiliates.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Exchange Act Person” means any natural person, entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” will not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company,

Annex G-2

(iii) an underwriter temporarily holding securities pursuant to an offering of such securities, (iv) an entity owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company; or (v) any natural person, entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the effective date of the Plan, is the owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities.

“ISO”: A Stock Option intended to be an “incentive stock option” within the meaning of Section 422 of the Code. The Company does not represent or warrant that an option intended to be an ISO qualifies as such. Each option granted pursuant to the Plan will be treated as providing by its terms that it is to be a non-incentive option unless, as of the date of grant, it is expressly designated as an ISO. To the extent the aggregate fair market value of stock with respect to which ISOs are exercisable by an individual for the first time during any calendar year under all plans of the Company (or of a “parent corporation” or “subsidiary corporation” of the Company as those terms are defined in Section 424 of the Code) exceed $100,000, the ISOs will be treated as non-incentive options with the ISOs granted earlier first accorded ISO status.

“Option Proceeds”: With respect to any sale or other disposition (including to the Company) of Shares issued or issuable upon exercise of a Stock Option or SAR, an amount determined appropriate by the Compensation Committee to reflect the effect of the restatement on the Company’s stock price, up to the amount equal to the number of Shares sold or disposed of multiplied by the difference between the market value per Share at the time of such sale or disposition and the exercise price.

“Participant”: A person who is granted an Award under the Plan.

“Performance Award”: An Award subject to Performance Criteria.

“Performance Criteria”: Specified criteria, other than mere continued Employment or the mere passage of time, the satisfaction of which is a condition for the grant, exercisability, vesting or full enjoyment of an Award. A Performance Criterion and any targets with respect thereto determined by the Administrator need not be based upon an increase, a positive or improved result or avoidance of loss. The Administrator may provide in the case of any Award intended to qualify for such exception that one or more of the Performance Criteria applicable to such Award will be adjusted in an objectively determinable manner to reflect events (for example, but without limitation, acquisitions or dispositions) occurring during the performance period that affect the applicable Performance Criterion or Criteria.

“Plan”: The Greenrose Holding Company Inc. 2021 Equity Incentive Plan as from time to time amended and in effect.

“Restricted Stock”: An Award of Stock for so long as the Stock remains subject to restrictions requiring that it be redelivered or offered for sale to the Company if specified conditions are not satisfied.

“Restricted Stock Proceeds”: With respect to any sale or other disposition (including to the Company) of Restricted Stock or a Restricted Stock Unit (including of Stock delivered thereon), an amount determined appropriate by the Compensation Committee to reflect the effect of the restatement on the Company’s stock price, up to the amount equal to the market value per Share at the time of such sale or other disposition multiplied by the number of Shares or Stock Units sold or disposed of.

“Restricted Stock Unit”: A Stock Unit that is, or as to which the delivery of Stock or cash in lieu of Stock is, subject to the satisfaction of specified performance or other vesting conditions.

“SARs”: Rights entitling the holder upon exercise to receive cash or Stock, as the Administrator determines, equal to a function (determined by the Administrator using such factors as it deems appropriate) of the amount by which the Stock has appreciated in value since the date of the Award.

“Share”: A share of Stock.

“Stock”: Common Stock of the Company, par value $0.0001 per share.

“Stock Unit”: An unfunded and unsecured promise, denominated in Shares, to deliver Stock or cash measured by the value of Stock in the future.

“Stock Options”: Options entitling the recipient to acquire Shares upon payment of the exercise price.

Annex G-3

“Unrestricted Stock”: An Award of Stock not subject to any restrictions under the terms of the Award.

2. PURPOSE. The Plan has been established to advance the interests of the Company by providing for the grant to Participants of Stock-based and other incentive Awards.

3. ADMINISTRATION. The Administrator has discretionary authority, subject only to the express provisions of the Plan, to interpret the Plan; determine eligibility for and grant Awards; determine, modify or waive the terms and conditions of any Award; prescribe forms, rules and procedures; and otherwise do all things necessary to carry out the purposes of the Plan. Determinations of the Administrator made under the Plan will be conclusive and will bind all parties.

4. LIMITS ON AWARDS UNDER THE PLAN.

(a) Shares Available for Issuance. Subject to the provisions of Section 7, the total number of Shares available for grants of Awards under the Plan shall be [            ][1] Shares, plus an annual increase, effective as of the first day of the Company’s fiscal year beginning in 2022 and the first day of each subsequent fiscal year through and including the first day of the Company’s fiscal year beginning on 2031, equal to the least of (i) 5% of the number of shares of Stock outstanding as of the conclusion of the Company’s immediately preceding fiscal year, or (ii) such lesser amount, if any, as the Board may determine (such aggregate number of shares that may be issued under the plan, the “Share Reserve”). Awards may be issued entirely in the form of ISOs or through any combination of any one or more of the forms of Awards authorized under the terms of the Plan. To the extent consistent with the requirements of Section 422 of the Code and regulations thereunder, and with other applicable legal requirements (including applicable stock exchange requirements), Stock issued under awards that convert, replace or adjust awards of an acquired company shall not reduce the number of Shares available for Awards under the Plan.

(b) Type of Shares. Stock delivered by the Company under the Plan may be authorized but unissued Stock or previously issued Stock acquired by the Company. No fractional Shares will be delivered under the Plan.

(c) Limitations on Director Awards. In addition and subject to Section 7, no non-Employee director may be granted Awards with an aggregate grant date value in excess of $1 million in any calendar year, or $2 million for the calendar year in which a non-Employee director is first appointed or elected to the Board. Such limitation on non-Employee director Awards does not apply to any cash retainer fees, including cash retainer fees converted into equity awards at the election of the non-Employee director.

(d) Non-Issuances. The following actions do not result in an issuance of Shares under the Plan and accordingly do not reduce the number of Shares subject to the Share Reserve and available for issuance under the Plan: (1) the expiration or termination of any portion of an Award without the shares covered by such portion of the Award having been issued, (2) the settlement of any portion of an Award in cash (i.e., the Participant receives cash rather than Shares), (3) the withholding of Shares that would otherwise be issued by the Company to satisfy the exercise, strike or purchase price of an Award; or (4) the withholding of Shares that would otherwise be issued by the Company to satisfy a tax withholding obligation in connection with an Award.

(e) Reversions to Share Reserve. The Shares previously issued pursuant to an Award and accordingly initially deducted from the Share Reserve will be added back to the Share Reserve and again become available for issuance under the Plan: (1) any Shares that are forfeited back to or repurchased by the Company because of a failure to meet a contingency or condition required for the vesting of such shares; (2) any Shares that are reacquired by the Company to satisfy the exercise, strike or purchase price of an Award; and (3) any Shares that are reacquired by the Company to satisfy a tax withholding obligation in connection with an Award.

(f) Share Reserve. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of the Plan.

5. ELIGIBILITY AND PARTICIPATION. The Administrator will select Participants from among those Employees and directors of, and consultants and advisors to, the Company or its Affiliates who, in the opinion of the Administrator, are in a position to make a significant contribution to the success of the Company or its Affiliates. Eligibility for ISOs is limited to employees (as defined by Code Section 3401(c)) of the Company or of a “parent corporation” or “subsidiary corporation” of the Company as those terms are defined in Section 424 of the Code.

____________

[1]      NTD: To be equal to 15% of the fully-diluted shares.

Annex G-4

6. RULES APPLICABLE TO AWARDS.

(a) ALL AWARDS.

(1) Award Provisions. The Administrator will determine the terms of all Awards, subject to the limitations provided herein. By accepting any Award granted hereunder, the Participant agrees to the terms of the Award and the Plan. Notwithstanding any provision of this Plan to the contrary, Awards that convert, replace or adjust awards of an acquired company may contain terms and conditions that are inconsistent with the terms and conditions specified herein, as determined by the Administrator.

(2) Term of Plan. No Awards may be made after [            ][2], 2031, but previously granted Awards may continue in accordance with their terms beyond that date.

(3) Transferability. ISOs may not be transferred other than by will or by the laws of descent and distribution, and during a Participant’s lifetime may be exercised only by the Participant. Except as the Administrator otherwise expressly provides, Awards other than ISOs may not be transferred other than by will or by the laws of descent and distribution. During the Participant’s lifetime, other non-transferable Awards requiring exercise may only be exercised by the Participant. No Award may be transferred under a domestic relations order.

(4) Vesting, Etc. The Administrator may determine the time or times at which an Award will vest or become exercisable and the terms on which an Award requiring exercise will remain exercisable. Without limiting the foregoing, the Administrator may at any time accelerate the vesting or exercisability of an Award, regardless of any adverse or potentially adverse tax consequences resulting from such acceleration. The following will apply unless the Administrator expressly provides otherwise: Immediately upon the cessation of the Participant’s Employment an Award requiring exercise will cease to be exercisable and will terminate, and all other Awards to the extent not already vested will be forfeited, except that:

(A) subject to (B) and (C) below, all Stock Options and SARs held by the Participant or the Participant’s permitted transferee, if any, immediately prior to the cessation of the Participant’s Employment, to the extent then exercisable, will remain exercisable for the lesser of (i) a period of three months or (ii) the period ending on the latest date on which such Stock Option or SAR could have been exercised without regard to this Section 6(a)(4), and will thereupon terminate;

(B) all Stock Options and SARs held by a Participant or the Participant’s permitted transferee, if any, immediately prior to the Participant’s death, to the extent then exercisable, will remain exercisable for the lesser of (i) the one year period ending with the first anniversary of the Participant’s death or (ii) the period ending on the latest date on which such Stock Option or SAR could have been exercised without regard to this Section 6(a)(4), and will thereupon terminate;

(C) all Stock Options and SARs held by a Participant or the Participant’s permitted transferee, if any, upon the cessation of the Participant’s Employment as a result of the Participant’s Disability, the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Option or SAR as of the date of cessation of Employment), but only within such period of time ending on the earlier of (i) the date 12 months following such cessation of Employment (or such longer or shorter period specified in the Award Agreement), and (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement. If, after cessation of Employment due to Participant’s Disability, the Participant does not exercise his or her Option or SAR (as applicable) within the applicable time frame, the Option or SAR (as applicable) will terminate. and

(D) all Stock Options and SARs held by a Participant or the Participant’s permitted transferee, if any, immediately prior to the cessation of the Participant’s Employment will immediately terminate upon such cessation if the Administrator in its sole discretion determines that such cessation of Employment has resulted for reasons which cast such discredit on the Participant as to justify immediate termination of the Award.

(5) Taxes. The Administrator will make such provision for the withholding of taxes as it deems necessary. The Administrator may, but need not, hold back Shares from an Award or permit a Participant to tender previously owned Shares in satisfaction of tax withholding requirements.

____________

[2]      NTD: Ten years from the date of the closing of the first Business Combination.

Annex G-5

(6) Dividend Equivalents, Etc. The Administrator may provide for the payment of amounts in lieu of cash dividends or other cash distributions with respect to Stock subject to an Award. Any entitlement to dividend equivalents or similar entitlements shall be established and administered consistent either with exemption from, or compliance with, the requirements of Section 409A.

(7) Rights Limited. Nothing in the Plan will be construed as giving any person the right to continued employment or service with the Company or its Affiliates, or any rights as a stockholder except as to Shares actually issued under the Plan. The loss of existing or potential profit in Awards will not constitute an element of damages in the event of termination of employment or service for any reason, even if the termination is in violation of an obligation of the Company or Affiliate to the Participant.

(8) Coordination with Other Plans. Awards under the Plan may be granted in tandem with, or in satisfaction of or substitution for, other Awards under the Plan or awards made under other compensatory plans or programs of the Company or its Affiliates. For example, but without limiting the generality of the foregoing, awards under other compensatory plans or programs of the Company or its Affiliates may be settled in Stock (including, without limitation, Unrestricted Stock) if the Administrator so determines, in which case the Shares delivered shall be treated as awarded under the Plan (and shall reduce the number of Shares thereafter available under the Plan in accordance with the rules set forth in Section 4).

(9) Section 409A. Each Award shall contain such terms as the Administrator determines, and shall be construed and administered, such that the Award either (i) qualifies for an exemption from the requirements of Section 409A, or (ii) satisfies such requirements. Notwithstanding any other provisions of this Plan, in the case of a “specified employee” of the Company, any payment that is triggered by separation from service shall be delayed until the first business day following the expiration of six months following the date of separation from services (or until the Employee’s death, if earlier). Any payment(s) that would otherwise be due during the six month period described in the preceding sentence will be accumulated and paid as of the first business day following the expiration of six months following the date of separation from services (or until the Employee’s death, if earlier). Delayed payment(s) will bear interest during the six-month delay period.

(10) Certain Requirements of Corporate Law. Awards shall be granted and administered consistent with the requirements of applicable Delaware law relating to the issuance of stock and the consideration to be received therefor, and with the applicable requirements of the stock exchanges or other trading systems on which the Stock is listed or entered for trading, in each case as determined by the Administrator.

(11) Non-Exempt Employees. Notwithstanding any other provision herein, if an Option or SAR is granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, the Option or SAR will not be first exercisable for any shares of Stock until at least six months following the date of grant of the Option or SAR (although the Award may vest prior to such date). Consistent with the provisions of the Worker Economic Opportunity Act, (i) if such non-exempt employee dies or suffers a Disability, (ii) upon a Covered Transaction in which such Option or SAR is not assumed, continued, or substituted, (iii) upon a Change in Control, or (iv) upon the Participant’s retirement (as such term may be defined in the Participant’s Award, in another agreement between the Participant and the Company or an Affiliate, or, if no such definition, in accordance with the Company’s or Affiliate’s then current employment policies and guidelines), the vested portion of any Options and SARs may be exercised earlier than six months following the date of grant. The foregoing provision is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option or SAR will be exempt from his or her regular rate of pay. To the extent permitted and/or required for compliance with the Worker Economic Opportunity Act to ensure that any income derived by a non-exempt employee in connection with the exercise, vesting or issuance of any shares under any other Stock-based Award will be exempt from the employee’s regular rate of pay, the provisions of this Section 6(a)(11) will apply to all Awards and are hereby incorporated by reference into such Awards.

(b) AWARDS REQUIRING EXERCISE.

(1) Time and Manner of Exercise. Unless the Administrator expressly provides otherwise, an Award requiring exercise by the holder will not be deemed to have been exercised until the Administrator receives a notice of exercise (in form acceptable to the Administrator) signed by the appropriate person and accompanied by any payment required under the Award. If the Award is exercised by any person other than the Participant, the Administrator may require satisfactory evidence that the person exercising the Award has the right to do so.

Annex G-6

(2) Exercise Price. The exercise price (or the base value from which appreciation is to be measured) of each Award requiring exercise shall be 100% (in the case of an ISO granted to a ten-percent stockholder within the meaning of subsection (b)(6) of Section 422, 110%) of the fair market value of the Stock subject to the Award, determined as of the date of grant, or such higher amount as the Administrator may determine in connection with the grant. Fair market value shall be determined by the Administrator consistent with the applicable requirements of Section 422 and Section 409A.

(3) Payment of Exercise Price. Where the exercise of an Award is to be accompanied by payment, the Administrator may determine the required or permitted forms of payment (which may include, if the Administrator so determines and if the Stock is publicly traded at the relevant time, a broker-assisted exercise). In the absence of a determination by the Administrator that other forms of payment are permitted, all payments shall be made by cash or by check acceptable to the Administrator.

(4) Maximum Term. Awards requiring exercise will have a maximum term not to exceed ten (10) years from the date of the grant. In the case of an ISO granted to a ten-percent stockholder within the meaning of subsection (b)(6) of Section 422, the maximum term will not exceed five (5) years from the date of grant.

(c) AWARDS NOT REQUIRING EXERCISE. Restricted Stock and Unrestricted Stock, whether delivered outright or under Awards of Stock Units or other Awards that do not require exercise, may be made in exchange for such lawful consideration, including services, as the Administrator determines.

7. EFFECT OF CERTAIN TRANSACTIONS.

(a) MERGERS, ETC. The following provisions will apply to Awards in the event of a Covered Transaction, and unless otherwise provided in the instrument evidencing the Award or any other written agreement between the Company or any Affiliate and the Participant or unless otherwise expressly provided by the Board at the time of grant of an Award.

(1) Awards May Be Assumed. In the event of a Covered Transaction, any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue any or all Awards outstanding under the Plan or may substitute similar awards for Awards outstanding under the Plan (including but not limited to, awards to acquire the same consideration paid to the stockholders of the Company pursuant to the Covered Transaction), and any reacquisition or repurchase rights held by the Company in respect of Shares issued pursuant to Awards may be assigned by the Company to the successor of the Company (or the successor’s parent company, if any), in connection with such Covered Transaction. A surviving corporation or acquiring corporation (or its parent) may choose to assume or continue only a portion of an Award or substitute a similar award for only a portion of an Award, or may choose to assume or continue the Awards held by some, but not all Participants. The terms of any assumption, continuation or substitution will be set by the Board.

(2) If Awards Are Not Assumed. In the event of a Covered Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Awards or substitute similar awards for such outstanding Awards, then with respect to Awards that have not been assumed, continued or substituted, the vesting of such Awards (and, with respect to Stock Options and SARs, the time when such Awards may be exercised) will be accelerated in full to a date prior to the effective time of such Covered Transaction (contingent upon the effectiveness of the Covered Transaction) as the Board determines (or, if the Board does not determine such a date, to the date that is five days prior to the effective time of the Covered Transaction), and such Awards will terminate if not exercised (if applicable) at or prior to the effective time of the Covered Transaction, and any reacquisition or repurchase rights held by the Company with respect to such Awards will lapse (contingent upon the effectiveness of the Covered Transaction). With respect to the vesting of Performance Awards that will accelerate upon the occurrence of a Covered Transaction pursuant to this subsection (2) and that have multiple vesting levels depending on the level of performance, unless otherwise provided in the Award Agreement, the vesting of such Performance Awards will accelerate at 100% of the target level upon the occurrence of the Covered Transaction. With respect to the vesting of Awards that will accelerate upon the occurrence of a Covered Transaction pursuant to this subsection (2) and are settled in the form of a cash payment, such cash payment will be made no later than 30 days following the occurrence of the Covered Transaction.

Annex G-7

(3) Payment for Awards in Lieu of Exercise. Notwithstanding the foregoing, in the event an Award will terminate if not exercised prior to the effective time of a Covered Transaction, the Board may provide, in its sole discretion, that the holder of such Award may not exercise such Award but will receive a payment, in such form as may be determined by the Board, equal in value, at the effective time, to the excess, if any, of (1) the value of the property the Participant would have received upon the exercise of the Award (including, at the discretion of the Board, any unvested portion of such Award), over (2) any exercise price payable by such holder in connection with such exercise.

(b) CHANGES IN AND DISTRIBUTIONS WITH RESPECT TO THE STOCK.

(1) Basic Adjustment Provisions. In the event of a stock dividend, stock split or combination of Shares (including a reverse stock split), recapitalization or other change in the Company’s capital structure, the Administrator will make appropriate adjustments to the maximum number of Shares specified in Section 4(a) that may be delivered under the Plan, to the maximum number of Shares specified in Section 4(a) that may be issued upon the exercise of ISOs, and to the maximum number of Shares specified in Section 4(a) that may be issued with respect to Awards that are not ISOs, and will also make appropriate adjustments to the number and kind of Shares of stock or securities subject to Awards then outstanding or subsequently granted, any exercise prices relating to Awards and any other provision of Awards affected by such change.

(2) Certain Other Adjustments. The Administrator may also make adjustments of the type described in Section 7(b)(1) above to take into account distributions to stockholders other than those provided for in Section 7(a) and 7(b)(1), or any other event, if the Administrator determines that adjustments are appropriate to avoid distortion in the operation of the Plan and to preserve the value of Awards made hereunder. The Administrator shall exercise its discretionary authority under the immediately preceding sentence consistent with the objectives of preserving the qualification as ISOs of Awards intended to continue to qualify as ISOs.

(3) Continuing Application of Plan Terms. References in the Plan to Shares will be construed to include any stock or securities resulting from an adjustment pursuant to this Section 7.

(c) CHANGE IN CONTROL.

(1) The provisions of this Section 7(c) will apply to Awards in the event of a Change in Control unless otherwise provided in the instrument evidencing the Award or any other written agreement between the Company or any Affiliate and the Participant or in any director compensation policy of the Company or unless otherwise expressly provided by the Board at the time of grant of an Award.

(2) If any payment or benefit a Participant will or may receive from the Company or otherwise (a “280G Payment”) would (i) constitute a “parachute payment” within the meaning of Section 280G of the Code, and (ii) but for this sentence, be subject to the excise tax imposed by Section 4999 of the Code (the “Excise Tax”), then any such 280G Payment (a “Payment”) will be equal to the Reduced Amount. The “Reduced Amount” will be either (x) the largest portion of the Payment that would result in no portion of the Payment (after reduction) being subject to the Excise Tax or (y) the largest portion, up to and including the total, of the Payment, whichever amount (i.e., the amount determined by clause (x) or by clause (y)), after taking into account all applicable federal, state and local employment taxes, income taxes, and the Excise Tax (all computed at the highest applicable marginal rate), results in the Participant’s receipt, on an after-tax basis, of the greater economic benefit notwithstanding that all or some portion of the Payment may be subject to the Excise Tax. If a reduction in a Payment is required pursuant to the preceding sentence and the Reduced Amount is determined pursuant to clause (x) of the preceding sentence, the reduction will occur in the manner (the “Reduction Method”) that results in the greatest economic benefit for the Participant. If more than one method of reduction will result in the same economic benefit, the items so reduced will be reduced pro rata (the “Pro Rata Reduction Method”).

(3) Notwithstanding any provision of the foregoing paragraph to the contrary, if the Reduction Method or the Pro Rata Reduction Method would result in any portion of the Payment being subject to taxes pursuant to Section 409A of the Code that would not otherwise be subject to taxes pursuant to Section 409A of the Code, then the Reduction Method and/or the Pro Rata Reduction Method, as the case may be, will be modified so as to avoid the imposition of taxes pursuant to Section 409A of the Code as follows: (A) as a first priority, the modification will preserve to the greatest extent possible, the greatest economic benefit for the Participant as determined on an after-tax basis; (B) as a second priority, Payments that are contingent on future events (e.g.,

Annex G-8

being involuntarily terminated), will be reduced (or eliminated) before Payments that are not contingent on future events; and (C) as a third priority, Payments that are “deferred compensation” within the meaning of Section 409A of the Code will be reduced (or eliminated) before Payments that are not deferred compensation within the meaning of Section 409A of the Code.

(4) If a Participant receives a Payment for which the Reduced Amount was determined pursuant to clause (x) of the first paragraph of Section 7(c)(2) and the U.S. Internal Revenue Service determines thereafter that some portion of the Payment is subject to the Excise Tax, the Participant agrees to promptly return to the Company a sufficient amount of the Payment (after reduction pursuant to clause (x) of the first paragraph of this Section 7(c)(2)) so that no portion of the remaining Payment is subject to the Excise Tax. For the avoidance of doubt, if the Reduced Amount was determined pursuant to clause (y) of the first paragraph of Section 7(c)(2), the Participant will have no obligation to return any portion of the Payment pursuant to the preceding sentence.

(5) Unless the Participant and the Company agree on an alternative accounting firm or law firm, the accounting firm engaged by the Company for general tax compliance purposes as of the day prior to the effective date of the Change in Control will perform the foregoing calculations. If the accounting firm so engaged by the Company is serving as accountant or auditor for the individual, entity or group effecting the Change in Control, the Company will appoint a nationally recognized accounting or law firm to make the determinations required hereunder. The Company will bear all expenses with respect to the determinations by such accounting or law firm required to be made hereunder.

(6) The Company will use commercially reasonable best efforts to cause the accounting or law firm engaged to make the determinations hereunder to provide its calculations, together with detailed supporting documentation, to the Participant and the Company within 15 calendar days after the date on which the Participant’s right to a 280G Payment becomes reasonably likely to occur (if requested at that time by the Participant or the Company) or such other time as requested by the Participant or the Company.

8. LEGAL CONDITIONS ON DELIVERY OF STOCK. The Company will not be obligated to deliver any Shares pursuant to the Plan or to remove any restriction from Shares previously delivered under the Plan until: (i) the Company is satisfied that all legal matters in connection with the issuance and delivery of such Shares have been addressed and resolved; (ii) if the outstanding Stock is at the time of delivery listed on any stock exchange or national market system, the Shares to be delivered have been listed or authorized to be listed on such exchange or system upon official notice of issuance; and (iii) all conditions of the Award have been satisfied or waived. If the sale of Stock has not been registered under the Securities Act of 1933, as amended, the Company may require, as a condition to exercise of the Award, such representations or agreements as counsel for the Company may consider appropriate to avoid violation of such Act. The Company may require that certificates evidencing Stock issued under the Plan bear an appropriate legend reflecting any restriction on transfer applicable to such Stock, and the Company may hold the certificates pending lapse of the applicable restrictions.

9. AMENDMENT AND TERMINATION. The Administrator may at any time or times amend the Plan or any outstanding Award for any purpose which may at the time be permitted by law, and may at any time terminate the Plan as to any future grants of Awards; provided, that except as otherwise expressly provided in the Plan the Administrator may not, without the Participant’s consent, alter the terms of an Award so as to affect adversely the Participant’s rights under the Award, unless the Administrator expressly reserved the right to do so at the time of the Award. Amendment to the Plan shall be conditioned upon stockholder approval only to the extent, if any, such approval is required by law (including the Code and applicable stock exchange requirements), as determined by the Administrator.

10. CLAWBACK. All Awards granted under the Plan will be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law and any clawback policy that the Company otherwise adopts, to the extent applicable and permissible under applicable law. In addition, the Board may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Board determines necessary or appropriate. No recovery of compensation under such a clawback policy will be an event giving rise to a Participant’s right to voluntary terminate employment upon a “resignation for good reason,” or for a “constructive termination” or any similar term under any plan of or agreement with the Company.

Annex G-9

11. MISCELLANEOUS.

(a) Plan Not The Exclusive Source of Bonuses. The existence of the Plan or the grant of any Award will not in any way affect the Company’s right to award a person bonuses or other compensation in addition to Awards under the Plan.

(b) No Contract of Employment. Neither the Plan, the selection of a person as a Participant, the payment of any Award to any Participant, nor any action by the Company or the Committee shall be held or construed to confer upon any person any right to be continued in the employ of the Company. The Company expressly reserves the right to discharge any Participant whenever in the sole discretion of the Company its interest may so require.

(c) Severability. If any provision of this Plan shall be held unlawful or otherwise invalid or unenforceable in whole or in part by a court of competent jurisdiction, such provision shall (a) be deemed limited to the extent that such court of competent jurisdiction deems it lawful, valid and/or enforceable and as so limited shall remain in full force and effect, and (b) not affect any other provision of the Plan or part thereof, each of which shall remain in full force and effect. If the making of any payment or the provision of any other benefit provided for under the Plan shall be held unlawful or otherwise invalid or unenforceable by a court of competent jurisdiction, such unlawfulness, invalidity or unenforceability shall not prevent any other payment or benefit from being made or provided under the Plan, and if the making of any payment in full or the provision of any other benefit provided for under the Plan in full would be unlawful or otherwise invalid or unenforceable, then such unlawfulness, invalidity or unenforceability shall not prevent such payment or benefit from being made or provided in part, to the extent that it would not be unlawful, invalid or unenforceable, and the maximum payment or benefit that would not be unlawful, invalid or unenforceable shall be made or provided under the Plan.

(d) Unfunded Status. The Plan is intended to constitute an unfunded plan.

(e) Inability to Obtain Authority. Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

(f) Sub-Plans and Additional Plans. The Administrator may establish one or more sub-plans or additional rules governing Awards to non-U.S. employees or to employees in U.S. jurisdictions subject to state blue-sky or other special requirements. Such sub-plans or rules, together with the generally applicable terms of the Plan, shall constitute the Plan as it pertains to any Awards to which such sub-plans or rules apply.

Annex G-10

ANNEX H

FORM OF LOCK-UP AGREEMENT

THIS LOCK-UP AGREEMENT (this “Agreement”) is made and entered into as of [•] by and among Greenrose Acquisition Corp., a Delaware corporation (together with its successors, “Parent”) and the undersigned (“Holder”). Any capitalized term used but not defined in this Agreement will have the meaning ascribed to such term in the Merger Agreement (as defined below).

WHEREAS, Parent is a party to that certain that Agreement and Plan of Merger, dated as of March 12, 2021 (as amended from time to time in accordance with the terms thereof, the “Merger Agreement;” capitalized but undefined terms used in this Agreement shall have the meaning set forth in the Merger Agreement), by and among (i) Parent, (ii) GNRS NV Merger Sub, Inc., a Nevada corporation and a wholly-owned subsidiary of Parent (“Merger Sub”), (iii) Shango Holdings Inc., a Nevada corporation (the “Company”), and (iv) Gary Rexroad, in his capacity as the Selling Securityholder’s Representative, pursuant to which, among other things, the Company will merge with and into Merger Sub, with the Company continuing as the surviving entity (the “Merger”, and, collectively with the other transactions contemplated by the Merger Agreement, the “Transactions”);

WHEREAS, equity holders of the Company may be eligible to receive shares of Parent’s common stock, par value $0.0001 (the “Parent Common Stock”), and as a result of the Merger the Company will become a wholly-owned subsidiary of Parent, all upon the terms and subject to the conditions set forth in the Merger Agreement and in accordance with the applicable provisions of the NRS;

WHEREAS, immediately prior to the Closing, Holder is a holder of the Company equity in such amounts as set forth underneath Holder’s name on the signature page hereto; and

WHEREAS, pursuant to the Merger Agreement, and in view of the valuable consideration to be received by Holder thereunder, the parties desire to enter into this Agreement, pursuant to which Holder may be eligible to receive shares of Parent Common Stock in the Transactions (all such securities, together with any securities paid as dividends or distributions with respect to such securities or into which such securities are exchanged or converted, the “Restricted Securities”) shall become subject to limitations on disposition as set forth herein.

NOW, THEREFORE, in consideration of the premises set forth above, which are incorporated in this Agreement as if fully set forth below, and intending to be legally bound hereby, the parties hereby agree as follows:

1. Lock-Up Provisions.

(a) Holder hereby agrees not to, during the period commencing from: (1) for Restricted Securities issued to Holder on the 2021 Milestone Payment Date, the 2021 Milestone Payment Date; (2) for Restricted Securities issued to Holder on the 2022 Milestone Payment Date, the 2022 Milestone Payment Date; and (3) for Restricted Securities issued to Holder on the 2023 Milestone Payment Date, the 2023 Milestone Payment Date, and ending on the six (6) months anniversary of the 2021 Milestone Payment Date, the 2022 Milestone Payment Date or the 2023 Milestone Payment Date, as applicable (the “Lock-Up Period”): (i) lend, offer, pledge, hypothecate, encumber, donate, assign, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any Restricted Securities, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Restricted Securities, or (iii) publicly disclose the intention to do any of the foregoing, whether any such transaction described in clauses (i), (ii) or (iii) above is to be settled by delivery of Restricted Securities or other securities, in cash or otherwise (any of the foregoing described in clauses (i), (ii) or (iii), a “Prohibited Transfer”). The foregoing sentence shall not apply to the transfer of any or all of the Restricted Securities owned by Holder (I) by gift, will or intestate succession upon the death of Holder, (II) to any Permitted Transferee or (III) pursuant to a court order or settlement agreement related to the distribution of assets in connection with the dissolution of marriage or civil union; provided, however, that in any of cases (I), (II) or (III) it shall be a condition to such transfer that the transferee executes and delivers to Parent an agreement stating that the transferee is receiving and holding the Restricted Securities subject to the provisions of this Agreement applicable to Holder, and there shall be no further transfer of such Restricted Securities except in accordance with this Agreement. As used

Annex H-1

in this Agreement, the term “Permitted Transferee” shall mean: (1) the members of Holder’s immediate family (for purposes of this Agreement, “immediate family” shall mean with respect to any natural person, any of the following: such person’s spouse, the siblings of such person and his or her spouse, and the direct descendants and ascendants (including adopted and step children and parents) of such person and his or her spouses and siblings), including pursuant to operation of law pursuant to a qualified domestic order or in connection with a divorce settlement or by virtue of the laws of descent and distribution upon death, (2) any trust for the direct or indirect benefit of Holder or the immediate family of Holder, (3) if Holder is a trust, to the trustor or beneficiary of such trust or to the estate of a beneficiary of such trust, (4) if Holder is an entity, as a distribution to limited partners, shareholders, members of, or owners of similar equity interests in Holder or (5) to any affiliate of Holder. Holder further agrees to execute such agreements as may be reasonably requested by Parent that are consistent with the foregoing or that are necessary to give further effect thereto.

(b) If any Prohibited Transfer is made or attempted contrary to the provisions of this Agreement, such purported Prohibited Transfer shall be null and void ab initio, and Parent shall refuse to recognize any such purported transferee of the Restricted Securities as one of its equity holders for any purpose. In order to enforce this Section 1, Parent may impose stop-transfer instructions with respect to the Restricted Securities of Holder (and Permitted Transferees and assigns thereof) until the end of the Lock-Up Period.

(c) During the Lock-Up Period, each certificate evidencing any Restricted Securities, to the extent certificates are issued, shall be stamped or otherwise imprinted with a legend in substantially the following form, in addition to any other applicable legends:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER SET FORTH IN A LOCK-UP AGREEMENT, DATED AS OF [•], BY AND AMONG THE ISSUER OF SUCH SECURITIES (THE “ISSUER”), AND THE HOLDER NAMED THEREIN, AS AMENDED. A COPY OF SUCH LOCK-UP AGREEMENT WILL BE FURNISHED WITHOUT CHARGE BY THE ISSUER TO THE HOLDER HEREOF UPON WRITTEN REQUEST.”

(d) For the avoidance of any doubt, (i) Holder shall retain all of its rights as a shareholder of Parent with respect to the Restricted Securities during the Lock-Up Period, including the right to vote any Restricted Securities, but subject to the obligations under the Merger Agreement and (ii) the foregoing restrictions on transfer will not relate to any transactions involving shares of Parent Common Stock acquired in open market transactions after completion of the Transactions.

(e) Holder acknowledges and agrees that the issuance of the shares of Parent Common Stock are subject to the terms and provisions of the Merger Agreement and nothing in this Agreement shall be construed as a guarantee that any shares of Parent Common Stock shall be issued to Holder.

2. Miscellaneous.

(a) Termination of Merger Agreement. This Agreement shall be binding upon Holder upon Holder’s execution and delivery of this Agreement, but this Agreement shall only become effective upon the Closing. In the event that the Merger Agreement is terminated in accordance with its terms prior to the Closing, this Agreement and all rights and obligations of the parties hereunder shall automatically terminate and be of no further force or effect.

(b) Binding Effect; Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns. This Agreement and all obligations of Holder are personal to Holder and may not be transferred or delegated by Holder at any time. Parent may freely assign any or all of its rights under this Agreement, in whole or in part, to any successor entity (whether by merger, consolidation, equity sale, asset sale or otherwise) without obtaining the consent or approval of Holder.

(c) Third Parties. Nothing contained in this Agreement or in any instrument or document executed by any party in connection with the transactions contemplated hereby shall create any rights in, or be deemed to have been executed for the benefit of, any person or entity that is not a party hereto or thereto or a successor or permitted assign of such a party.

(d) Governing Law; Jurisdiction. This Agreement and any dispute or controversy arising out of or relating to this Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of law principles thereof. All Actions arising out of or relating to this Agreement shall be heard

Annex H-2

and determined exclusively in any state or federal court located in New York, New York (or in any appellate courts thereof) (the “Specified Courts”). Each party hereto hereby (i) submits to the exclusive jurisdiction of any Specified Court for the purpose of any Action arising out of or relating to this Agreement brought by any party hereto and (ii) irrevocably waives, and agrees not to assert by way of motion, defense or otherwise, in any such Action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the Action is brought in an inconvenient forum, that the venue of the Action is improper, or that this Agreement or the transactions contemplated hereby may not be enforced in or by any Specified Court. Each party agrees that a final judgment in any Action shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law. Each party irrevocably consents to the service of the summons and complaint and any other process in any other action or proceeding relating to the transactions contemplated by this Agreement, on behalf of itself, or its property, by personal delivery of copies of such process to such party at the applicable address set forth in Section 2(g). Nothing in this Section 2(d) shall affect the right of any party to serve legal process in any other manner permitted by applicable law.

(e) WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY ACTION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY HERETO (i) CERTIFIES THAT NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF ANY ACTION, SEEK TO ENFORCE THAT FOREGOING WAIVER AND (ii) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 2(e).

(f) Interpretation. The titles and subtitles used in this Agreement are for convenience only and are not to be considered in construing or interpreting this Agreement. In this Agreement, unless the context otherwise requires: (i) any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa; (ii) “including” (and with correlative meaning “include”) means including without limiting the generality of any description preceding or succeeding such term and shall be deemed in each case to be followed by the words “without limitation”; (iii) the words “herein,” “hereto,” and “hereby” and other words of similar import in this Agreement shall be deemed in each case to refer to this Agreement as a whole and not to any particular section or other subdivision of this Agreement; and (iv) the term “or” means “and/or”. The parties have participated jointly in the negotiation and drafting of this Agreement. Consequently, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

(g) Notices. All notices, consents, waivers and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered (i) in person, (ii) by facsimile or other electronic means, with affirmative confirmation of receipt, (iii) one Business Day after being sent, if sent by reputable, nationally recognized overnight courier service or (iv) three (3) Business Days after being mailed, if sent by registered or certified mail, pre-paid and return receipt requested, in each case to the applicable party at the following addresses (or at such other address for a party as shall be specified by like notice):

If to Parent: Greenrose Acquisition Corp. 111 Broadway Amityville, NY 11701 Attn: William F. Harley III Email: mickey@greenrosecorp.com with a copy to (which shall not constitute notice):

Tarter Krinsky & Drogin LLP

1350 Broadway, 11th Floor

New York, New York 10018

Attn: Guy N. Molinari, Esq.

Facsimile: (212) 216-8001

Telephone: (212) 216-1188

Email: gmolinari@tarterkrinsky.com

If to Holder, to: the address set forth below Holder’s name on the signature page to this Agreement.

(h) Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance, and either retroactively or prospectively) only with the written consent of Parent, the Selling Securityholder’s Representative and Holder. No failure or delay by

Annex H-3

a party in exercising any right hereunder shall operate as a waiver thereof. No waivers of or exceptions to any term, condition, or provision of this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such term, condition, or provision.

(i) Severability. In case any provision in this Agreement shall be held invalid, illegal or unenforceable in a jurisdiction, such provision shall be modified or deleted, as to the jurisdiction involved, only to the extent necessary to render the same valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby nor shall the validity, legality or enforceability of such provision be affected thereby in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties will substitute for any invalid, illegal or unenforceable provision a suitable and equitable provision that carries out, so far as may be valid, legal and enforceable, the intent and purpose of such invalid, illegal or unenforceable provision.

(j) Specific Performance. Holder acknowledges that his/hers/its obligations under this Agreement are unique, recognizes and affirms that in the event of a breach of this Agreement by Holder, money damages will be inadequate and Parent will have no adequate remedy at law, and agrees that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed by Holder in accordance with their specific terms or were otherwise breached. Accordingly, Parent shall be entitled to an injunction or restraining order to prevent breaches of this Agreement by Holder and to enforce specifically the terms and provisions hereof, without the requirement to post any bond or other security or to prove that money damages would be inadequate, this being in addition to any other right or remedy to which such party may be entitled under this Agreement, at law or in equity.

(k) Entire Agreement. This Agreement constitutes the full and entire understanding and agreement among the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties is expressly canceled; provided, that, for the avoidance of doubt, the foregoing shall not affect the rights and obligations of the parties under the Merger Agreement or any Ancillary Document. Notwithstanding the foregoing, nothing in this Agreement shall limit any of the rights or remedies of Parent or any of the obligations of Holder under any other agreement between Holder and Parent or any certificate or instrument executed by Holder in favor of Parent, and nothing in any other agreement, certificate or instrument shall limit any of the rights or remedies of Parent or any of the obligations of Holder under this Agreement.

(l) Further Assurances. From time to time, at another party’s request and without further consideration (but at the requesting party’s reasonable cost and expense), each party shall execute and deliver such additional documents and take all such further action as may be reasonably necessary to consummate the transactions contemplated by this Agreement.

(m) Counterparts; Facsimile. This Agreement may also be executed and delivered by facsimile signature or by email in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[SIGNATURE PAGES FOLLOW]

Annex H-4

IN WITNESS WHEREOF, the parties have executed this Lock-Up Agreement as of the date first written above.

PARENT
GREENROSE ACQUISITION CORP.
By:
Name:
Title:

[Holder Signature on the Following Page]

[Signature Page to Lock-Up Agreement]

Annex H-5

IN WITNESS WHEREOF, the parties have executed this Lock-Up Agreement as of the date first written above.

Holder:

Name of Holder: [_________________]

By:
Name:
Title:

Number and Type of Company Equity:

Company Shares of Common Stock:

Address for Notice:

Address:

Facsimile:

Telephone:

Email:

[Signature Page to Lock-Up Agreement]

Annex H-6

ANNEX J

[Reserved]

Annex J-1

ANNEX K

Form of Registration Rights Agreement

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is entered into as of the ___ day of ___________, 2021, by and among Greenrose Acquisition Corp., a Delaware corporation (the “Company”), and the undersigned parties listed under Investors on the signature page hereto (each, an “Investor” and collectively, the “Investors”).

RECITALS

WHEREAS, the Investors and the Company desire to enter into this Agreement to provide the Investors with certain rights relating to the registration of the securities held by them as of the date hereof;

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. DEFINITIONS. The following capitalized terms used herein have the following meanings:

“Agreement” means this Agreement, as amended, restated, supplemented, or otherwise modified from time to time.

“Business Combination” means the acquisition of direct or indirect ownership through a merger, stock exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar type of transaction, of one or more businesses or entities.

“Commission” means the Securities and Exchange Commission, or any other Federal agency then administering the Securities Act or the Exchange Act.

“Common Stock” means the common stock, par value $0.0001 per share, of the Company.

“Company” is defined in the preamble to this Agreement.

“Demand Registration” is defined in Section 2.1.1.

“Demanding Holder” is defined in Section 2.1.1.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.

“Form S-3” is defined in Section 2.3.

“Indemnified Party” is defined in Section 4.3.

“Indemnifying Party” is defined in Section 4.3.

“Investor” is defined in the preamble to this Agreement.

“Investor Indemnified Party” is defined in Section 4.1.

“Maximum Number of Shares” is defined in Section 2.1.4.

“Notices” is defined in Section 6.3.

“Piggy-Back Registration” is defined in Section 2.2.1.

“Pro Rata” is defined in Section 2.1.4.

“Register,” “Registered” and “Registration” mean a registration effected by preparing and filing a registration statement or similar document in compliance with the requirements of the Securities Act, and the applicable rules and regulations promulgated thereunder, and such registration statement becoming effective.

Annex K-1

“Registrable Securities” means the shares of Company Common Stock issued to equity holders of Theraplant in connection with the Theraplant Merger Agreement. Registrable Securities include any warrants, shares of capital stock or other securities of the Company issued as a dividend or other distribution with respect to or in exchange for or in replacement of such Company Common Stock issued to Theraplant equity holders (and underlying securities). As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when: (a) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been sold, transferred, disposed of or exchanged in accordance with such Registration Statement; (b) such securities shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company, and subsequent public distribution of them shall not require registration under the Securities Act; (c) such securities shall have ceased to be outstanding, or (d) the Registrable Securities are freely saleable under Rule 144 under the Securities Act without volume limitations.

“Registration Statement” means a registration statement filed by the Company with the Commission in compliance with the Securities Act and the rules and regulations promulgated thereunder for a public offering and sale of equity securities, or securities or other obligations exercisable or exchangeable for, or convertible into, equity securities (other than a registration statement on Form S-4 or Form S-8, or their successors, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another entity).

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.

“Theraplant” means Theraplant, LLC, a Connecticut limited liability company, party to the Theraplant Merger Agreement.

“Theraplant Merger Agreement” means that certain Merger Agreement made as of March 12, 2021, by and among Theraplant, the Company, GNRS CT Merger Sub, LLC, a Delaware limited liability company, and Shareholder Representative Services LLC, a Colorado limited liability company solely in its capacity as the representative of the selling security holders of Theraplant, as amended.

“Underwriter” means a securities dealer who purchases any Registrable Securities as principal in an underwritten offering and not as part of such dealer’s market-making activities.

2. REGISTRATION RIGHTS.

2.1 Demand Registration.

2.1.1 Request for Registration. The Investors request that a registration statement covering as Registrable Securities the Company Common Stock issued to the Investors in the Theraplant Merger be filed by the Company within thirty (30) days from the date that the Company consummates the Theraplant Merger (the first “Demand Registration”). The Demand Registration shall specify the number of shares of Registrable Securities proposed to be sold and the intended method(s) of distribution thereof. The Company will notify all holders of Registrable Securities of the demand, and each holder of Registrable Securities who wishes to include all or a portion of such holder’s Registrable Securities in the Demand Registration (each such holder including shares of Registrable Securities in such registration, a “Demanding Holder”) shall so notify the Company within fifteen (15) days after the receipt by the holder of the notice from the Company. Upon any such request, the Demanding Holders shall be entitled to have their Registrable Securities included in the Demand Registration, subject to Section 2.1.4 and the provisos set forth in Section 3.1.1. Counting the first Demand Registration, the Company shall not be obligated to effect more than an one (1) Demand Registration under this Section 2.1.1 in respect of all Registrable Securities.

2.1.2 Effective Registration. The Company shall use its best efforts to cause the Registration Statement filed with the Commission pursuant to Section 2.1.1 above to be declared effective within forty-five days of initial filing. A registration will not count as a Demand Registration until the Registration Statement filed with the Commission with respect to such Demand Registration has been declared effective and the Company has complied with all of its obligations under this Agreement with respect thereto; provided, however, that if, after such Registration Statement has been declared effective, the offering of Registrable Securities pursuant to a Demand Registration is interfered with by any stop order or injunction of the Commission or any other governmental agency or court, the Registration Statement with respect to such Demand Registration will be deemed not to have been declared effective, unless and until, (i) such stop order or injunction is removed, rescinded or otherwise terminated, and (ii) a majority-in-interest

Annex K-2

of the Demanding Holders thereafter elect to continue the offering; provided, further, that the Company shall not be obligated to file a second Registration Statement until a Registration Statement that has been filed is counted as a Demand Registration or is terminated.

2.1.3 Underwritten Offering. If a majority-in-interest of the Demanding Holders so elect and such holders so advise the Company as part of their written demand for a Demand Registration, the offering of such Registrable Securities pursuant to such Demand Registration shall be in the form of an underwritten offering. In such event, the right of any holder to include its Registrable Securities in such registration shall be conditioned upon such holder’s participation in such underwriting and the inclusion of such holder’s Registrable Securities in the underwriting to the extent provided herein. All Demanding Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the Underwriter or Underwriters selected for such underwriting by a majority-in-interest of the holders initiating the Demand Registration.

2.1.4 Reduction of Offering. If the managing Underwriter or Underwriters for a Demand Registration that is to be an underwritten offering advises the Company and the Demanding Holders in writing that the dollar amount or number of shares of Registrable Securities which the Demanding Holders desire to sell, taken together with all other shares of Common Stock or other securities which the Company desires to sell and the shares of Common Stock, if any, as to which registration has been requested pursuant to written contractual piggy-back registration rights held by other stockholders of the Company who desire to sell, exceeds the maximum dollar amount or maximum number of shares that can be sold in such offering without adversely affecting the proposed offering price, the timing, the distribution method, or the probability of success of such offering (such maximum dollar amount or maximum number of shares, as applicable, the “Maximum Number of Shares”), then the Company shall include in such registration: (i) first, the Registrable Securities as to which Demand Registration has been requested by the Demanding Holders (pro rata in accordance with the number of shares that each such Person has requested be included in such registration, regardless of the number of shares held by each such Person (such proportion is referred to herein as “Pro Rata”)) that can be sold without exceeding the Maximum Number of Shares; (ii) second, to the extent that the Maximum Number of Shares has not been reached under the foregoing clause (i), the shares of Common Stock or other securities that the Company desires to sell that can be sold without exceeding the Maximum Number of Shares; (iii) third, to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (i) and (ii), the shares of Common Stock or other securities for the account of other persons that the Company is obligated to register pursuant to written contractual arrangements with such persons and that can be sold without exceeding the Maximum Number of Shares.

2.1.5 Withdrawal. If a majority-in-interest of the Demanding Holders disapprove of the terms of any underwriting or are not entitled to include all of their Registrable Securities in any offering, such majority-in-interest of the Demanding Holders may elect to withdraw from such offering by giving written notice to the Company and the Underwriter or Underwriters of their request to withdraw prior to the effectiveness of the Registration Statement filed with the Commission with respect to such Demand Registration. If the majority-in-interest of the Demanding Holders withdraws from a proposed offering relating to a Demand Registration, then such registration shall not count as a Demand Registration provided for in Section 2.1.

2.2 Piggy-Back Registration.

2.2.1 Piggy-Back Rights. If at any time on or after the date the Company consummates a Business Combination the Company proposes to file a Registration Statement under the Securities Act with respect to an offering of equity securities, or securities or other obligations exercisable or exchangeable for, or convertible into, equity securities, by the Company for its own account or for shareholders of the Company for their account (or by the Company and by shareholders of the Company including, without limitation, pursuant to Section 2.1), other than a Registration Statement (i) filed in connection with any employee stock option or other benefit plan, (ii) for an exchange offer or offering of securities solely to the Company’s existing shareholders, (iii) for an offering of debt that is convertible into equity securities of the Company or (iv) for a dividend reinvestment plan, then the Company shall (x) give written notice of such proposed filing to the holders of Registrable Securities as soon as practicable but in no event less than ten (10) days before the anticipated filing date, which notice shall describe the amount and type of securities to be included in such offering, the intended method(s) of distribution, and the name of the proposed managing Underwriter or Underwriters, if any, of the offering, and (y) offer to the holders of Registrable Securities in such notice the opportunity to register the sale of such number of shares of Registrable Securities as such holders may request in writing within five (5) days following receipt of such notice (a “Piggy-Back Registration”). The Company

Annex K-3

shall cause such Registrable Securities to be included in such registration and shall use its best efforts to cause the managing Underwriter or Underwriters of a proposed underwritten offering to permit the Registrable Securities requested to be included in a Piggy-Back Registration on the same terms and conditions as any similar securities of the Company and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method(s) of distribution thereof. All holders of Registrable Securities proposing to distribute their securities through a Piggy-Back Registration that involves an Underwriter or Underwriters shall enter into an underwriting agreement in customary form with the Underwriter or Underwriters selected for such Piggy-Back Registration.

2.2.2 Reduction of Offering. If the managing Underwriter or Underwriters for a Piggy-Back Registration that is to be an underwritten offering advises the Company and the holders of Registrable Securities in writing that the dollar amount or number of shares of Common Stock which the Company desires to sell, taken together with shares of Common Stock, if any, as to which registration has been demanded pursuant to separate written contractual arrangements with persons or entities other than the holders of Registrable Securities hereunder, the Registrable Securities as to which registration has been requested under this Section 2.2, and the shares of Common Stock, if any, as to which registration has been requested pursuant to the written contractual piggy-back registration rights of other stockholders of the Company, exceeds the Maximum Number of Shares, then the Company shall include in any such registration:

a) If the registration is undertaken for the Company’s account: (A) the shares of Common Stock or other securities that the Company desires to sell that can be sold without exceeding the Maximum Number of Shares; (B) to the extent that the Maximum Number of Shares has not been reached under the foregoing clause (A), the shares of Common Stock or other securities, if any, comprised of Registrable Securities, as to which registration has been requested pursuant to the applicable written contractual piggy-back registration rights of such security holders, Pro Rata, that can be sold without exceeding the Maximum Number of Shares; and (C) to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (A) and (B), the shares of Common Stock or other securities for the account of other persons that the Company is obligated to register pursuant to written contractual piggy-back registration rights with such persons and that can be sold without exceeding the Maximum Number of Shares; and

b) If the registration is a “demand” registration undertaken at the demand of persons other than either the holders of Registrable Securities, (A) first, the shares of Common Stock or other securities for the account of the demanding persons that can be sold without exceeding the Maximum Number of Shares; (B) second, to the extent that the Maximum Number of Shares has not been reached under the foregoing clause (A), the shares of Common Stock or other securities that the Company desires to sell that can be sold without exceeding the Maximum Number of Shares; (C) third, to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (A) and (B), collectively, the shares of Common Stock or other securities comprised of Registrable Securities, Pro Rata, as to which registration has been requested pursuant to the terms hereof and of the Unit Purchase Options, as applicable, that can be sold without exceeding the Maximum Number of Shares; and (D) fourth, to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (A), (B) and (C), the shares of Common Stock or other securities for the account of other persons that the Company is obligated to register pursuant to written contractual arrangements with such persons, that can be sold without exceeding the Maximum Number of Shares.

2.2.3 Withdrawal. Any holder of Registrable Securities may elect to withdraw such holder’s request for inclusion of Registrable Securities in any Piggy-Back Registration by giving written notice to the Company of such request to withdraw prior to the effectiveness of the Registration Statement. The Company (whether on its own determination or as the result of a withdrawal by persons making a demand pursuant to written contractual obligations) may withdraw a Registration Statement at any time prior to the effectiveness of such Registration Statement. Notwithstanding any such withdrawal, the Company shall pay all expenses incurred by the holders of Registrable Securities in connection with such Piggy-Back Registration as provided in Section 3.3.

2.3 Registrations on Form S-3. The holders of Registrable Securities may at any time and from time to time request in writing that the Company register the resale of any or all of such Registrable Securities on Form S-3 or any similar short-form registration which may be available at such time (“Form S-3”); provided, however, that the Company shall not be obligated to effect such request through an underwritten offering. Upon receipt of such written request, the Company will promptly give written notice of the proposed registration to all other holders of Registrable Securities, and, as soon as practicable thereafter, effect the registration of all or such portion of such holder’s or holders’ Registrable Securities as are specified in such request, together with all or such portion of the Registrable

Annex K-4

Securities or other securities of the Company, if any, of any other holder or holders joining in such request as are specified in a written request given within fifteen (15) days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration pursuant to this Section 2.3: (i) if Form S-3 is not available for such offering; or (ii) if the holders of the Registrable Securities, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at any aggregate price to the public of less than $500,000. Registrations effected pursuant to this Section 2.3 shall not be counted as Demand Registrations effected pursuant to Section 2.1.

3. REGISTRATION PROCEDURES.

3.1 Filings; Information. Whenever the Company is required to effect the registration of any Registrable Securities pursuant to Section 2, the Company shall use its best efforts to effect the registration and sale of such Registrable Securities in accordance with the intended method(s) of distribution thereof as expeditiously as practicable, and in connection with any such request:

3.1.1 Filing Registration Statement. The Company shall use its best efforts to, as expeditiously as possible after receipt of a request for a Demand Registration pursuant to Section 2.1, prepare and file with the Commission a Registration Statement on any form for which the Company then qualifies or which counsel for the Company shall deem appropriate and which form shall be available for the sale of all Registrable Securities to be registered thereunder in accordance with the intended method(s) of distribution thereof, and shall use its best efforts to cause such Registration Statement to become effective and use its best efforts to keep it effective for the period required by Section 3.1.3; provided, however, that the Company shall have the right to defer any Demand Registration for up to thirty (30) days, and any Piggy-Back Registration for such period as may be applicable to deferment of any demand registration to which such Piggy-Back Registration relates, in each case if the Company shall furnish to the holders a certificate signed by the President or Chairman of the Company stating that, in the good faith judgment of the Board of Directors of the Company, it would be materially detrimental to the Company and its shareholders for such Registration Statement to be effected at such time; provided further, however, that the Company shall not have the right to exercise the right set forth in the immediately preceding proviso more than once in any 365-day period in respect of a Demand Registration hereunder.

3.1.2 Copies. The Company shall, prior to filing a Registration Statement or prospectus, or any amendment or supplement thereto, furnish without charge to the holders of Registrable Securities included in such registration, and such holders’ legal counsel, copies of such Registration Statement as proposed to be filed, each amendment and supplement to such Registration Statement (in each case including all exhibits thereto and documents incorporated by reference therein), the prospectus included in such Registration Statement (including each preliminary prospectus), and such other documents as the holders of Registrable Securities included in such registration or legal counsel for any such holders may request in order to facilitate the disposition of the Registrable Securities owned by such holders.

3.1.3 Amendments and Supplements. The Company shall prepare and file with the Commission such amendments, including post-effective amendments, and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and in compliance with the provisions of the Securities Act until all Registrable Securities and other securities covered by such Registration Statement have been disposed of in accordance with the intended method(s) of distribution set forth in such Registration Statement or such securities have been withdrawn.

3.1.4 Notification. After the filing of a Registration Statement, the Company shall promptly, and in no event more than two (2) business days after such filing, notify the holders of Registrable Securities included in such Registration Statement of such filing, and shall further notify such holders promptly and confirm such advice in writing in all events within two (2) business days of the occurrence of any of the following: (i) when such Registration Statement becomes effective; (ii) when any post-effective amendment to such Registration Statement becomes effective; (iii) the issuance or threatened issuance by the Commission of any stop order (and the Company shall take all actions required to prevent the entry of such stop order or to remove it if entered); and (iv) any request by the Commission for any amendment or supplement to such Registration Statement or any prospectus relating thereto or for additional information or of the occurrence of an event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of the securities covered by such Registration Statement, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and promptly make available to the holders of Registrable Securities included in such Registration Statement any such supplement or

Annex K-5

amendment; except that before filing with the Commission a Registration Statement or prospectus or any amendment or supplement thereto, including documents incorporated by reference, the Company shall furnish to the holders of Registrable Securities included in such Registration Statement and to the legal counsel for any such holders, copies of all such documents proposed to be filed sufficiently in advance of filing to provide such holders and legal counsel with a reasonable opportunity to review such documents and comment thereon, and the Company shall not file any Registration Statement or prospectus or amendment or supplement thereto, including documents incorporated by reference, to which such holders or their legal counsel shall object.

3.1.5 State Securities Laws Compliance. The Company shall use its best efforts to (i) register or qualify the Registrable Securities covered by the Registration Statement under such securities or “blue sky” laws of such jurisdictions in the United States as the holders of Registrable Securities included in such Registration Statement (in light of their intended plan of distribution) may request and (ii) take such action necessary to cause such Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental authorities as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be necessary or advisable to enable the holders of Registrable Securities included in such Registration Statement to consummate the disposition of such Registrable Securities in such jurisdictions; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph or subject itself to taxation in any such jurisdiction.

3.1.6 Agreements for Disposition. The Company shall enter into customary agreements (including, if applicable, an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities. The representations, warranties and covenants of the Company in any underwriting agreement which are made to or for the benefit of any Underwriters, to the extent applicable, shall also be made to and for the benefit of the holders of Registrable Securities included in such registration statement. No holder of Registrable Securities included in such registration statement shall be required to make any representations or warranties in the underwriting agreement except, if applicable, with respect to such holder’s organization, good standing, authority, title to Registrable Securities, lack of conflict of such sale with such holder’s material agreements and organizational documents, and with respect to written information relating to such holder that such holder has furnished in writing expressly for inclusion in such Registration Statement.

3.1.7 Cooperation. The principal executive officer of the Company, the principal financial officer of the Company, the principal accounting officer of the Company and all other officers and members of the management of the Company shall cooperate fully in any offering of Registrable Securities hereunder, which cooperation shall include, without limitation, the preparation of the Registration Statement with respect to such offering and all other offering materials and related documents, and participation in meetings with Underwriters, attorneys, accountants and potential investors.

3.1.8 Records. The Company shall make available for inspection by the holders of Registrable Securities included in such Registration Statement, any Underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other professional retained by any holder of Registrable Securities included in such Registration Statement or any Underwriter, all financial and other records, pertinent corporate documents and properties of the Company, as shall be necessary to enable them to exercise their due diligence responsibility, and cause the Company’s officers, directors and employees to supply all information requested by any of them in connection with such Registration Statement.

3.1.9 Opinions and Comfort Letters. The Company shall furnish to each holder of Registrable Securities included in any Registration Statement a signed counterpart, addressed to such holder, of (i) any opinion of counsel to the Company delivered to any Underwriter and (ii) any comfort letter from the Company’s independent public accountants delivered to any Underwriter. In the event no legal opinion is delivered to any Underwriter, the Company shall furnish to each holder of Registrable Securities included in such Registration Statement, at any time that such holder elects to use a prospectus, an opinion of counsel to the Company to the effect that the Registration Statement containing such prospectus has been declared effective and that no stop order is in effect.

3.1.10 Earnings Statement. The Company shall comply with all applicable rules and regulations of the Commission and the Securities Act, and make available to its shareholders, as soon as practicable, an earnings statement covering a period of twelve (12) months, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

Annex K-6

3.1.11 Listing. The Company shall use its best efforts to cause all Registrable Securities included in any registration to be listed on such exchanges or otherwise designated for trading in the same manner as similar securities issued by the Company are then listed or designated or, if no such similar securities are then listed or designated, in a manner satisfactory to the holders of a majority of the Registrable Securities included in such registration.

3.1.12 Road Show. If the registration involves the registration of Registrable Securities involving gross proceeds in excess of $25,000,000, the Company shall use its reasonable efforts to make available senior executives of the Company to participate in customary “road show” presentations that may be reasonably requested by the Underwriter in any underwritten offering.

3.2 Obligation to Suspend Distribution. Upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3.1.4(iv), or, in the case of a resale registration on Form S-3 pursuant to Section 2.3 hereof, upon any suspension by the Company, pursuant to a written insider trading compliance program adopted by the Company’s Board of Directors, of the ability of all “insiders” covered by such program to transact in the Company’s securities because of the existence of material non-public information, each holder of Registrable Securities included in any registration shall immediately discontinue disposition of such Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such holder receives the supplemented or amended prospectus contemplated by Section 3.1.4(iv) or the restriction on the ability of “insiders” to transact in the Company’s securities is removed, as applicable, and, if so directed by the Company, each such holder will deliver to the Company all written copies, other than permanent file copies then in such holder’s possession, of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice.

3.3 Registration Expenses. The Company shall bear all costs and expenses incurred in connection with any Demand Registration pursuant to Section 2.1, any Piggy-Back Registration pursuant to Section 2.2, and any registration on Form S-3 effected pursuant to Section 2.3, and all expenses incurred in performing or complying with its other obligations under this Agreement, whether or not the Registration Statement becomes effective, including, without limitation: (i) all registration and filing fees; (ii) fees and expenses of compliance with securities or “blue sky” laws (including fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities); (iii) printing expenses; (iv) the Company’s internal expenses (including, without limitation, all salaries and expenses of its officers and employees); (v) the fees and expenses incurred in connection with the listing of the Registrable Securities as required by Section 3.1.11; (vi) Financial Industry Regulatory Authority fees; (vii) fees and disbursements of counsel for the Company and fees and expenses for independent certified public accountants retained by the Company (including the expenses or costs associated with the delivery of any opinions or comfort letters requested pursuant to Section 3.1.9); (viii) the fees and expenses of any special experts retained by the Company in connection with such registration; and (ix) the fees and expenses of one legal counsel selected by the holders of a majority-in-interest of the Registrable Securities included in such registration. The Company shall have no obligation to pay any underwriting discounts or selling commissions attributable to the Registrable Securities being sold by the holders thereof, which underwriting discounts or selling commissions shall be borne by such holders. Additionally, in an underwritten offering, all selling shareholders and the Company shall bear the expenses of the Underwriter pro rata in proportion to the respective amount of shares each is selling in such offering.

3.4 Information. The holders of Registrable Securities shall provide such information as may reasonably be requested by the Company, or the managing Underwriter, if any, in connection with the preparation of any Registration Statement, including amendments and supplements thereto, in order to effect the registration of any Registrable Securities under the Securities Act pursuant to Section 2 and in connection with the Company’s obligation to comply with federal and applicable state securities laws.

3.5 Limitations on Registration Rights. Notwithstanding anything herein to the contrary, (i) the Representative may not exercise its rights under Section 2.1 and 2.2 hereunder after five (5) and seven (7) years after the effective date of the registration statement relating to the Company’s initial public offering, respectively, and (ii) the Representative may not exercise its rights under Section 2.1 more than one time.

4. INDEMNIFICATION AND CONTRIBUTION.

4.1 Indemnification by the Company. The Company agrees to indemnify and hold harmless each Investor and each other holder of Registrable Securities, and each of their respective officers, employees, affiliates, directors, partners, members, attorneys and agents, and each person, if any, who controls an Investor and each other holder of Registrable Securities (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) (each,

Annex K-7

an “Investor Indemnified Party”), from and against any expenses, losses, judgments, claims, damages or liabilities, whether joint or several, arising out of or based upon any untrue statement (or allegedly untrue statement) of a material fact contained in any Registration Statement under which the sale of such Registrable Securities was registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, or arising out of or based upon any omission (or alleged omission) to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or any rule or regulation promulgated thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration; and the Company shall promptly reimburse the Investor Indemnified Party for any legal and any other expenses reasonably incurred by such Investor Indemnified Party in connection with investigating and defending any such expense, loss, judgment, claim, damage, liability or action whether or not any such person is a party to any such claim or action and including any and all legal and other expenses incurred in giving testimony or furnishing documents in response to a subpoena or otherwise; provided, however, that the Company will not be liable in any such case to the extent that any such expense, loss, claim, damage or liability arises out of or is based upon any untrue statement or allegedly untrue statement or omission or alleged omission made in such Registration Statement, preliminary prospectus, final prospectus, or summary prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company, in writing, by such selling holder expressly for use therein. The Company also shall indemnify any Underwriter of the Registrable Securities, their officers, affiliates, directors, partners, members and agents and each person who controls such Underwriter on substantially the same basis as that of the indemnification provided above in this Section 4.1.

4.2 Indemnification by Holders of Registrable Securities. Subject to the limitations set forth in Section 4.4.3 hereof, each selling holder of Registrable Securities will, in the event that any registration is being effected under the Securities Act pursuant to this Agreement of any Registrable Securities held by such selling holder, indemnify and hold harmless the Company, each of its directors and officers and each Underwriter (if any), and each other selling holder and each other person, if any, who controls another selling holder or such Underwriter within the meaning of the Securities Act, against any losses, claims, judgments, damages or liabilities, whether joint or several, insofar as such losses, claims, judgments, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or allegedly untrue statement of a material fact contained in any Registration Statement under which the sale of such Registrable Securities was registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission or the alleged omission to state a material fact required to be stated therein or necessary to make the statement therein not misleading, if the statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company by such selling holder expressly for use therein, and shall reimburse the Company, its directors and officers, and each other selling holder or controlling person for any legal or other expenses reasonably incurred by any of them in connection with investigation or defending any such loss, claim, damage, liability or action. Each selling holder’s indemnification obligations hereunder shall be several and not joint and shall be limited to the amount of any net proceeds actually received by such selling holder.

4.3 Conduct of Indemnification Proceedings. Promptly after receipt by any person of any notice of any loss, claim, damage or liability or any action in respect of which indemnity may be sought pursuant to Section 4.1 or 4.2, such person (the “Indemnified Party”) shall, if a claim in respect thereof is to be made against any other person for indemnification hereunder, notify such other person (the “Indemnifying Party”) in writing of the loss, claim, judgment, damage, liability or action; provided, however, that the failure by the Indemnified Party to notify the Indemnifying Party shall not relieve the Indemnifying Party from any liability which the Indemnifying Party may have to such Indemnified Party hereunder, except and solely to the extent the Indemnifying Party is actually prejudiced by such failure. If the Indemnified Party is seeking indemnification with respect to any claim or action brought against the Indemnified Party, then the Indemnifying Party shall be entitled to participate in such claim or action, and, to the extent that it wishes, jointly with all other Indemnifying Parties, to assume control of the defense thereof with counsel satisfactory to the Indemnified Party. After notice from the Indemnifying Party to the Indemnified Party of its election to assume control of the defense of such claim or action, the Indemnifying Party shall not be liable to the Indemnified Party for any legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that in any action in which both the Indemnified Party and the Indemnifying Party are named as defendants, the Indemnified Party shall have the right to employ separate counsel (but no more than one such separate counsel) to represent the Indemnified Party and its

Annex K-8

controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Indemnified Party against the Indemnifying Party, with the fees and expenses of such counsel to be paid by such Indemnifying Party if, based upon the written advice of counsel of such Indemnified Party, representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, consent to entry of judgment or effect any settlement of any claim or pending or threatened proceeding in respect of which the Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such judgment or settlement includes an unconditional release of such Indemnified Party from all liability arising out of such claim or proceeding.

4.4 Contribution.

4.4.1 If the indemnification provided for in the foregoing Sections 4.1, 4.2 and 4.3 is unavailable to any Indemnified Party in respect of any loss, claim, damage, liability or action referred to herein, then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, claim, damage, liability or action in such proportion as is appropriate to reflect the relative fault of the Indemnified Parties and the Indemnifying Parties in connection with the actions or omissions which resulted in such loss, claim, damage, liability or action, as well as any other relevant equitable considerations. The relative fault of any Indemnified Party and any Indemnifying Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such Indemnified Party or such Indemnifying Party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

4.4.2 The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 4.4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding Section 4.4.1.

4.4.3 The amount paid or payable by an Indemnified Party as a result of any loss, claim, damage, liability or action referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 4.4, no holder of Registrable Securities shall be required to contribute any amount in excess of the dollar amount of the net proceeds (after payment of any underwriting fees, discounts, commissions or taxes) actually received by such holder from the sale of Registrable Securities which gave rise to such contribution obligation. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) with respect to any action shall be entitled to contribution in such action from any person who was not guilty of such fraudulent misrepresentation.

5. UNDERWRITING AND DISTRIBUTION.

5.1 Rule 144. The Company covenants that it shall file any reports required to be filed by it under the Securities Act and the Exchange Act and shall take such further action as the holders of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holders to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 under the Securities Act, as such Rules may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission.

6. MISCELLANEOUS.

6.1 Other Registration Rights. The Company represents and warrants that no person, other than the holders of the Registrable Securities, has any right to require the Company to register any shares of the Company’s capital stock for sale or to include shares of the Company’s capital stock in any registration filed by the Company for the sale of shares of capital stock for its own account or for the account of any other person.

6.2 Assignment; No Third Party Beneficiaries. This Agreement and the rights, duties and obligations of the Company hereunder may not be assigned or delegated by the Company in whole or in part. This Agreement and the rights, duties and obligations of the holders of Registrable Securities hereunder may be freely assigned or delegated by such holder of Registrable Securities in conjunction with and to the extent of any transfer of Registrable Securities by any such holder. This Agreement and the provisions hereof shall be binding upon and shall inure to the benefit of

Annex K-9

each of the parties, to the permitted assigns of the Investors or holder of Registrable Securities or of any assignee of the Investors or holder of Registrable Securities. This Agreement is not intended to confer any rights or benefits on any persons that are not party hereto other than as expressly set forth in Article 4 and this Section 6.2.

6.3 Notices. All notices, demands, requests, consents, approvals or other communications (collectively, “Notices”) required or permitted to be given hereunder or which are given with respect to this Agreement shall be in writing and shall be personally served, delivered by reputable air courier service with charges prepaid, or transmitted by hand delivery, telegram, telex or facsimile, addressed as set forth below, or to such other address as such party shall have specified most recently by written notice. Notice shall be deemed given on the date of service or transmission if personally served or transmitted by telegram, telex or facsimile; provided, that if such service or transmission is not on a business day or is after normal business hours, then such notice shall be deemed given on the next business day. Notice otherwise sent as provided herein shall be deemed given on the next business day following timely delivery of such notice to a reputable air courier service with an order for next-day delivery.

To the Company:

Greenrose Acquisition Corp.
111 Broadway
Amityville, NY 11701

Attn: Chief Executive Officer

with a copy (which shall not constitute notice) to:

Tarter Krinsky & Drogin LLP
1350 Broadway
New York, NY 10018
Attention: Guy N. Molinari, Esq.

To an Investor, to the address set forth below such Investor’s name on Exhibit A hereto.

6.4 Severability. This Agreement shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Agreement or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Agreement a provision as similar in terms to such invalid or unenforceable provision as may be possible that is valid and enforceable.

6.5 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument. Delivery of a signed counterpart of this Agreement by facsimile or email/pdf transmission shall constitute valid and sufficient delivery thereof.

6.6 Entire Agreement. This Agreement (including all agreements entered into pursuant hereto and all certificates and instruments delivered pursuant hereto and thereto) constitute the entire agreement of the parties with respect to the subject matter hereof and supersede all prior and contemporaneous agreements, representations, understandings, negotiations and discussions between the parties, whether oral or written.

6.7 Modifications and Amendments. No amendment, modification or termination of this Agreement shall be binding upon any party unless executed in writing by such party.

6.8 Titles and Headings. Titles and headings of sections of this Agreement are for convenience only and shall not affect the construction of any provision of this Agreement.

6.9 Waivers and Extensions. Any party to this Agreement may waive any right, breach or default which such party has the right to waive, provided that such waiver will not be effective against the waiving party unless it is in writing, is signed by such party, and specifically refers to this Agreement. Waivers may be made in advance or after the right waived has arisen or the breach or default waived has occurred. Any waiver may be conditional. No waiver of any breach of any agreement or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof nor of any other agreement or provision herein contained. No waiver or extension of time for performance of any obligations or acts shall be deemed a waiver or extension of the time for performance of any other obligations or acts.

Annex K-10

6.10 Remedies Cumulative. In the event that the Company fails to observe or perform any covenant or agreement to be observed or performed under this Agreement, the Investor or any other holder of Registrable Securities may proceed to protect and enforce its rights by suit in equity or action at law, whether for specific performance of any term contained in this Agreement or for an injunction against the breach of any such term or in aid of the exercise of any power granted in this Agreement or to enforce any other legal or equitable right, or to take any one or more of such actions, without being required to post a bond. None of the rights, powers or remedies conferred under this Agreement shall be mutually exclusive, and each such right, power or remedy shall be cumulative and in addition to any other right, power or remedy, whether conferred by this Agreement or now or hereafter available at law, in equity, by statute or otherwise.

6.11 Governing Law. This Agreement shall be governed by, interpreted under, and construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed within the State of New York, without giving effect to any choice-of-law provisions thereof that would compel the application of the substantive laws of any other jurisdiction. The Company irrevocably submits to the nonexclusive jurisdiction of any New York State or United States Federal court sitting in The City of New York, Borough of Manhattan, over any suit, action or proceeding arising out of or relating to this Agreement. The Company irrevocably waives, to the fullest extent permitted by law, any objection that they may now or hereafter have to the laying of venue of any such suit, action or proceeding brought in such a court and any claim that any such suit, action or proceeding brought in such a court has been brought in an inconvenient forum.

6.12 Waiver of Trial by Jury. Each party hereby irrevocably and unconditionally waives the right to a trial by jury in any action, suit, counterclaim or other proceeding (whether based on contract, tort or otherwise) arising out of, connected with or relating to this Agreement, the transactions contemplated hereby, or the actions of the Investor in the negotiation, administration, performance or enforcement hereof.

[SIGNATURE PAGE FOLLOWS]

Annex K-11

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.

COMPANY
GREENROSE ACQUISITION CORP.
By:
Name:	William F. Harley III
Title:	Chief Executive Officer
INVESTORS:

Annex K-12

ANNEX L

Form of Joinder Agreement

Joinder Agreement
to
Agreement and Plan of Merger

Reference is hereby made to that certain Agreement and Plan of Merger (the “Agreement”) effective as of March 12, 2021, by and among Greenrose Acquisition Corp., a Delaware corporation (“Parent”), GNRS CT Merger Sub, LLC, a Connecticut limited liability company and wholly-owned subsidiary of Parent (“Merger Sub”), Theraplant, LLC, a Connecticut limited liability acting by and through its Steering Committee (the “Company”), and Shareholder Representative Services LLC, solely in its capacity as the representative of the Selling Securityholders (the “Selling Securityholders’ Representative”) (capitalized terms used and not otherwise defined herein shall have the meanings set forth in the Agreement).

The undersigned hereby acknowledges the following:

1.      The undersigned has received and reviewed the Agreement. The undersigned hereby specifically accepts, adopts and agrees to be bound by and comply with all applicable provisions of the Agreement as a Principal Member (as defined in the Agreement). The undersigned hereby joins in and executes the Agreement, hereby authorizing executed copies of this Joinder Agreement to be attached to the Agreement or any amendments thereto for the purpose of evidencing the undersigned’s adoption of the Agreement or for any other purpose set forth in the Agreement.

2.      The Approval of Members, attached hereto as Exhibit A, is hereby incorporated by reference to this Joinder Agreement.

3.      The undersigned hereby waives any rights of preemption, purchase option rights, investors’ rights, transfer restriction rights, rights of first notice, negotiation, offer and refusal, rights of approval or other similar rights or restriction in connection with the Transaction under Applicable Laws, the Company Charter, the Company Operating Agreement, applicable Contracts and otherwise.

4.      The undersigned hereby appoints Shareholder Representative Services LLC, or such other party as the Steering Committee of the Company may designate, as the initial Selling Securityholders’ Representative for the purposes set forth in the Agreement.

[Signature page to follow]

Annex L-1

IN WITNESS WHEREOF, this Joinder Agreement has been duly executed by the parties hereto as of the day and year set forth below.

IF AN INDIVIDUAL:
By:	DATE:
Print Name:
IF AN ENTITY:

(Entity Name)
By:	DATE:
Print Name:
Title:

Annex L-2

ANNEX M

[Reserved.]

Annex M-1

GREENROSE ACQUISITION CORP. 111 BROADWAY AMITYVILLE, NEW YORK 11701 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/GNRS2021SM You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D61398-Z81180 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. GREENROSE ACQUISITION CORP. GREENROSE ACQUISITION CORP. 111 BROADWAY AMITYVILLE, NEW YORK 11701 The Board of Directors recommends you vote FOR the following proposals: 1. The Extension Amendment Proposal — to consider and vote upon a proposal (the “Extension Amendment Proposal”) to amend the Company’s amended and restated certificate of incorporation to extend the date by which the Company has to consummate a business combination (the “Extension”) from October 13, 2021 to November 30, 2021 (the “Extended Date”); a copy of the proposed amendment to the Company’s amended and restated certificate of incorporation to effectuate the Extension is attached to the accompanying proxy statement as Annex A; 2. The Qualified Business Combinations Proposal — to consider and vote upon a proposal (the “Qualified Business Combinations Proposal”) to approve the Qualified Business Combinations; copies of the Theraplant Merger Agreement, Asset Purchase Agreement, Theraplant Amendment No. 1, and True Harvest Amendment No. 1 are attached to the accompanying proxy statement as Annex B, Annex C, Annex D and Annex E, respectively; 3. The Charter Proposals — to consider and vote upon separate proposals (collectively, the “Charter Proposals”) to amend and restate Greenrose’s existing Amended and Restated Certificate of Incorporation with a Second Amended and Restated Certificate of Incorporation in the form attached to the accompanying proxy statement as Annex F (the “Proposed Charter”) which would, among other things: 3a. increase the number of shares of Common Stock, par value $0.0001 per share, that Greenrose is authorized to issue from 70,000,000 to 150,000,000 — we refer to this proposal as “Proposal 3a” or the “Share Increase Proposal”; 3b. include a provision to allow for the redemption of Greenrose Common Stock from stockholders who are deemed “Unsuitable Persons” according to applicable regulations, such that Greenrose would be ineligible to obtain or maintain a cannabis license — we refer to this proposal as “Proposal 3b” or the “Unsuitable Person Redemption Proposal”; 3c. change the stockholder vote required to amend certain provisions contained in the Proposed Charter from 65% to 50% — we refer to this proposal as “Proposal 3c” or the “Transition to Operating Company Charter Amendment Proposal”; and 3d. change the name of the Company from “Greenrose Acquisition Corp.” to “The Greenrose Holding Company Inc.” — we refer to this proposal as “Proposal 3d” or the “Name Change Proposal”; For Against Abstain 4. The Accountant Proposal — to consider and vote upon a proposal (the “Accountant Proposal”) to ratify the change of the Company’s independent registered public accounting firm from Marcum LLP to Macias Gini & O’Connell, LLP (“MGO”) for the fiscal year ending December 31, 2021; 5. The Director Election Proposal — to consider and vote upon a proposal (the “Director Election Proposal”) to re-elect two Class A Directors, Steven Cummings and John Falcon, to serve as members of the Company’s board of directors for three-year terms expiring at the Company’s 2024 annual meeting of stockholders, or upon their earlier resignation or removal; 6. The Incentive Plan Proposal — to consider and vote upon a proposal (the “Incentive Plan Proposal”) to approve and adopt the Company’s 2021 Equity Incentive Plan, a copy of which is attached the accompanying proxy statement as Annex G (the “Incentive Plan”), including with respect to the authorization of the initial share reserve under the Incentive Plan and the number of shares that may be issued pursuant to the exercise of incentive stock options granted; and 7. The Adjournment Proposal — to consider and vote upon a proposal (the “Adjournment Proposal”) to adjourn the Special Meeting to a later date or dates, if necessary (i) to ensure that any supplement or amendment to the accompanying proxy statement that the Board has determined in good faith is required by applicable law to be disclosed to the Company stockholders and for such supplement or amendment to be promptly disseminated to Company stockholders prior to the Special Meeting, (ii) if, as of the time for which the Special Meeting is originally scheduled, there are insufficient shares of Common Stock represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Special Meeting or (iii) to permit further solicitation and vote of proxies if there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, the Business Combinations Proposal, the Charter Proposals, the Accountant Proposal, the Director Election Proposal or the Incentive Plan Proposal. For Against Abstain Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:The Proxy Statement is available at www.proxyvote.com. D61399-Z81180 GREENROSE ACQUISITION CORP.Special Meeting of StockholdersOctober 27, 2021 9:00 AMThis proxy is solicited by the Board of DirectorsThe undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice of Special Meeting of Stockholders (the “Special Meeting”) and accompanying Proxy Statement, dated October 5, 2021, in connection with the Special Meeting to be held on October 27, 2021 at 9:00 a.m. ET, via webcast at www.virtualshareholdermeeting.com/GNRS2021SM, and hereby appoints William F. Harley III and Paul Otto Wimer, and each of them (with full power to act alone), the attorneys-in-fact and proxies of the undersigned, with full power of substitution to each, to vote all shares of the Common Stock, of Greenrose Acquisition Corp. (the “Company”), registered in the name provided, which the undersigned is entitled to vote at the Special Meeting, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the Proxy Statement.THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS NOS. 1, 2, 3, 4, 5, 6 AND 7. (Continued and to be marked, dated and signed, on the other side)